As filed with the Securities and Exchange Commission on April 21, 2016
1933 Act Registration No. 333-36316
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 71
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 486
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln ChoicePlusSM Access, Lincoln ChoicePlusSM II Access,
and Lincoln ChoicePlus AssuranceSM (C Share)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2016, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Prospectus 1

Lincoln ChoicePlusSM Access
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2016
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series

1

Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio
Janus Aspen Enterprise Portfolio
Janus Aspen Global Research Portfolio
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund*
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
LVIP BlackRock Emerging Markets Managed Volatility Fund*
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund*
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund*
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Mid Cap Managed Volatility Portfolio*
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series*
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund
Putnam VT Growth & Income Fund
2

*	Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
**	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advan-
tage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation

5

necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, 4LATER®
Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Market Value Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
We may apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.
•	Table E reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit and previously purchased Lincoln Market SelectSM Advantage.

TABLE A
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.75%
Administrative Charge	0.15%
Total Separate Account Expenses	1.90%
Estate Enhancement Benefit (EEB) Without 5% Step-up
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
5% Step-up Benefit
Mortality and Expense Risk Charge	1.65%
Administrative Charge	0.15%
Total Separate Account Expenses	1.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.50%
Administrative Charge	0.15%
Total Separate Account Expenses	1.65%

7

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[3,4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market SelectSM Advantage (for riders purchased on or after May 16, 2016):[5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Lincoln Market SelectSM Advantage (for riders purchased prior to May 16, 2016):[6]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Guaranteed Minimum Annual Charge	0.75%	0.95%
Lincoln Lifetime IncomeSM Advantage:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Automatic Step-up option:[8]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[9]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[10]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[5]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and/or Automatic Annual Step-ups and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Deductions – Rider Charges – Lincoln Market SelectSM Advantage.
[6]	As an annualized percentage of the Income Base as increased by subsequent Purchase Payments and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. The initial annual charge rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease. The increase or decrease is based on a formula that is tied to any change in the Volatility Index (VIX). In addition, an excess volatility charge rate of 0.25% for both single and joint life options will also apply during times when the average VIX equals or exceeds 50 over a three-month period. See Appendix B.
[6]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information.
[7]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information.
[8]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase
8

Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information.
[9]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

9

TABLE B
Annual Account Fee:[1]	$35

i4LIFE® Advantage without
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.10%
Account Value Death Benefit	1.90%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.10%	4.10%
Current Charge	2.75%	2.95%
Account Value Death Benefit
Guaranteed Maximum Charge	3.90%	3.90%
Current Charge	2.55%	2.75%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.60%
Current Charge	2.60%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.40%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.90% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.90%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

10

TABLE C
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2,3]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who previously purchased 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.60%
Current Charge	2.75%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.55%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.90%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from
11

0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

TABLE E
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who previously purchased Lincoln Market SelectSM Advantage:	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased on or after May 16, 2016):[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016):[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Guaranteed Minimum Annual Charge	0.75%	0.95%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market SelectSM Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market SelectSM Advantage current charge rate. (The Lincoln Market SelectSM Advantage charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge.)
[3]	At the time i4LIFE® Advantage Guaranteed Income Benefit is elected, the final calculated charge rate for Lincoln Market SelectSM Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for i4LIFE® Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE® Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the initial dollar amount (charge calculated above) is multiplied by the current Lincoln Market SelectSM Advantage quarterly rider charge rate divided by the prior quarterly rider charge rate. On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate divided by the prior quarterly rider charge rate is multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The quarterly rider charge rates are calculated as described above for Lincoln Market SelectSM Advantage, including the excess volatility charge.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	2.02%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.71%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2017.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
12

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$594	$1,800	$3,032	$6,220
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$594	$1,800	$3,032	$6,220
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Market SelectSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$638	$1,898	$3,136	$6,125
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$638	$1,898	$3,136	$6,125
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts – Investment Requirements.
13

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the
14

Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to a Market Value Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln Market SelectSM Advantage? Lincoln Market SelectSM Advantage is an optional rider that you may purchase that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Guaranteed Annual Income amount will vary, based on when you take your first withdrawal. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. You cannot simultaneously elect Lincoln Market SelectSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and The Contracts – Lincoln Market SelectSM Advantage.
What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5%
15

Enhancements, and the step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage and Investment Requirements. This rider is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus (or “Plus Option”) provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and depending on when you purchased the rider, you may be subject to Investment Requirements. See The Contracts – Lincoln SmartSecurity® Advantage and Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk) and Investment Requirements. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is an optional rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). You cannot simultaneously elect 4LATER® Advantage (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – 4LATER® Advantage (Managed Risk) and Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
16

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
17

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
18

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. Core Equity Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
19

American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about June 13, 2016. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, by Templeton Global Advisors Limited for the Templeton Global Bond VIP Fund and the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital.
•	Global Research Portfolio (Service Shares): Long-term growth of capital.
20

JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(4)
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Service Class)(1): Long-term capital growth.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): To seek long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with capital appreciation; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(4)
21

•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Government Money Market Fund (Service Class)(1): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
22

•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return. This fund will be available on or about June 13, 2016. Consult your registered representative.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class):
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation.
•	Growth & Income Fund (Class IB): Capital growth and current income.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective
23

affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions in the Index.
(3)	The fund’s risk management style is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in the equity markets. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(4)	The fund’s managed volatility strategy is not a guarantee, and the fund ‘s shareholders may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
24

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	EEB rider (in combination with 5% step-up)	EEB rider (without 5% step-up)	5% step-up Death Benefit	EGMDB
Mortality and expense risk charge	1.75%	1.70%	1.65%	1.50%
Administrative charge	0.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.90%	1.85%	1.80%	1.65%
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime
25

IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect, and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no further rider charge will be deducted.
Lincoln Market SelectSM Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market SelectSM Advantage which is deducted quarterly. For riders purchased on or after May 16, 2016, the current initial annual rider charge rate is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased for subsequent Purchase Payments and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed
26

$100,000. You may not opt-out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Market SelectSM Advantage– Income Base.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
For Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or after May 16, 2016, if the current version of Lincoln Market SelectSM Advantage is not available in your state), a discussion of the charges, including examples, can be found in Appendix B of this prospectus.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider charge rate may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge rate will never exceed the guaranteed maximum annual charge rate of 1.50% of the Guaranteed Amount. Therefore, your charge rate for this rider could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge rate to increase (see below). You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
27

The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the
28

Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period,
29

your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.90% for the i4LIFE® Advantage Account Value Death Benefit; and 2.10% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.90%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge rate for a total current charge rate, computed daily as follows: 2.75% for the i4LIFE® Advantage Account Value Death Benefit; and 2.95% for the i4LIFE® Advantage EGMDB. These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk). If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (“Prior Rider”), you may carry over certain features of that rider to elect the version of i4LIFE® Advantage Guaranteed Income Benefit (version 4 or Managed Risk) available to you. If you make this election, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This charge rate is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions from the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The discussion below applies to all of the Prior Riders listed above, unless otherwise indicated.
30

The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total annual subaccount charge for the Death Benefit you have elected on your base contract also applies. The current annual initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option, unless Lincoln Market SelectSM Advantage was your Prior Rider. If Lincoln Market SelectSM Advantage was your Prior Rider, the current initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.65% for the EGMDB also apply. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the current charge rate of the Prior Rider. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to the purchases of other Prior Riders, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 x 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge rate of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
31

1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 x ($5,550/$5,175) x (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate (1.15%/1.05%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% for the i4LIFE® Advantage Account Value Death Benefit; and 2.75% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.40% for the i4LIFE® Advantage Account Value Death Benefit; and 2.60% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the
32

guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received
33

your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 91. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional
34

Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
35

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Market Value Adjustments, if applicable. For a description of the Market Value Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
36

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer
37

or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a
38

request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Market Value Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Market Value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Market Value Adjustments. See Fixed Side of the Contract – Market Value Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSGA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc. (LFD), the principal
39

underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
The models are as follows:
•	The Lincoln SSGA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSGA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance
40

between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSGA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	33%
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary
41

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
A Death Benefit payable on the death of the Annuitant will not be paid if the Annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Annuitant.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest Contract Value is increased by Purchase Payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest Contract Value is obtained.
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (a Market Value Adjustment for example) and premium taxes, if any.
Estate Enhancement Benefit Rider (EEB Rider). This Death Benefit will no longer be available beginning May 16, 2016. The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments reduced by the sum of all withdrawals; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
42

•	(Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (a Market Value Adjustment, for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
43

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
The EEB rider is not available in the state of Washington. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE® Advantage.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM). This benefit is no longer available.
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.
The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or
•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
44

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
45

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Market SelectSM Advantage	On or after February 8, 2016	Option 3
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders

Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
46

If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® International Value Equity Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Growth Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Emerging Markets Managed Volatility Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Foundation® Aggressive Allocation Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Core Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
47

We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
48

At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 75% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP BlackRock Emerging Markets Managed Volatility Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Core Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative
49

Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders sections below, according to which rider you purchased. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
50

Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 2
Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account
51

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund

52

Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015. For Lincoln Market SelectSM Advantage riders, and for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
BlackRock Global Allocation V.I. Fund
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Growth Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account
53

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	MFS® VIT Total Return Series

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund*	All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund

54

•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund*
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
55

•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.
56

If you elect this rider at contract issue, it will be effective on the contract’s effective date. If you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
57

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider charge rate may increase to the current charge rate each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement that occurs after the tenth Benefit Year anniversary, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in these years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. See the earlier Income Base section. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
58

	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
59

Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 on the rider’s effective date, (4% Guaranteed Annual Income percentage), and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the
60

Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, and/or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
61

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the
62

Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market SelectSM Advantage; or
•	If the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
63

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
This discussion applies to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), and to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
Lincoln Market SelectSM Advantage
Lincoln Market SelectSM Advantage is a Living Benefit Rider available for purchase (if available in your state) that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
64

•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero.
In order to purchase Lincoln Market SelectSM Advantage, your Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment will vary, depending on when you take your first withdrawal. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the amount of the charges. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market SelectSM Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.
Availability. Lincoln Market SelectSM Advantage (if approved in your state) is available only to current Contractowners who have previously purchased a Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. If you terminate an existing rider to elect Lincoln Market SelectSM Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market SelectSM Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage.
In general, anytime you terminate a rider, you lose all Contract Value provided by that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market SelectSM Advantage. Your initial Income Base under Lincoln Market SelectSM Advantage will be equal to the Contract Value on the effective date of the Lincoln Market SelectSM Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market SelectSM Advantage before making your decision. Lincoln Market SelectSM Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, Lincoln Market SelectSM Advantage does not offer a 5% Enhancement like both Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk). Also, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and electing Lincoln Market SelectSM Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.
Lincoln Market SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect this rider and any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time. There is no guarantee that Lincoln Market SelectSM Advantage will be available for new purchasers in the future as we
65

reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market SelectSM Advantage available to new purchasers.
If you purchase Lincoln Market SelectSM Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate from one of the tables below. The rate is based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you and your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, additional Purchase Payments, and Excess Withdrawals, as described below.
Prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) prior to the fifth Benefit Year anniversary, Table A will always be used to determine the Guaranteed Annual Income. On or after the fifth Benefit Year anniversary, as long as no withdrawals occurred prior to the fifth Benefit Year anniversary, Table B will always be used.
Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.
Age	TABLE A		TABLE B
	Single Life Option	Joint Life Option*	Single Life Option	Joint Life Option*
55 – 58	2.5%	2.5%	3.5%	3.5%
59 – 64	3.0%	3.0%	4.0%	4.0%
65 – 74	4.0%	3.5%	5.0%	4.5%
75 +	4.0%	4.0%	5.0%	5.0%
*For the joint life option, age is based on the younger of you and your spouse.
For example, assume you purchase Lincoln Market SelectSM Advantage (single life option) at age 60, and you take your first withdrawal at age 63. Since the withdrawal occurred prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income percentage for this and all subsequent withdrawals, and the rate for your Guaranteed Annual Income will be
66

3.0%. If you took your second withdrawal and had an Automatic Annual Step-up at age 70, Table A still applies, and your Guaranteed Annual Income percentage is increased to 4.0%. If you wait to take your first withdrawal on or after the fifth Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income percentage for all Guaranteed Annual Income withdrawals.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount using a rate from Table A above and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The Contractowner is age 70 (4% Guaranteed Annual Income percentage), a withdrawal occurred prior to the fifth Benefit Year anniversary, with a Contract Value of $200,000 on the fifth Benefit Year anniversary:
Contract Value on the Benefit Year anniversary	$200,000
Income Base on the Benefit Year anniversary	$200,000
Initial Guaranteed Annual Income amount on the Benefit Year anniversary ($200,000 x 4%)	$8,000
Contract Value six months after Benefit Year anniversary	$210,000
Income Base six months after Benefit Year anniversary	$200,000
Withdrawal six months after Benefit Year anniversary when Contractowner is still age 70	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$8,200
The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 70 elected the single life option, waited until after the fifth Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
67

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount using a percentage from Table B, and the Contract Value under Lincoln Market SelectSM Advantage.
The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (4% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the
68

Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market SelectSM Advantage has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market SelectSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Market SelectSM Advantage may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
69

If you have the Lincoln Market SelectSM Advantage single life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) single life option. If you have the Lincoln Market SelectSM Advantage joint life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Market SelectSM Advantage and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4), you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market SelectSM Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market SelectSM Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market SelectSM Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider
70

may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE® Advantage option). Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
71

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
72

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.
After ten years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
73

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
74

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
75

3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444).
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
76

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
77

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase.
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial
78

Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Market Value Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
79

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Market Value Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
80

1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a Market Value Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Market Value Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
81

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed
82

Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
83

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
84

Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
85

Contractowners with an active 4LATER® Advantage that wish to terminate 4LATER® Advantage and elect 4LATER® Advantage (Managed Risk) must first terminate 4LATER® Advantage (subject to the termination rules) before you will be able to elect 4LATER® Advantage (Managed Risk). See the 4LATER® Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of Lincoln Market SelectSM Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
86

i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guaranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements
87

for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable Market Value Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
88

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the Death Benefit on a dollar for dollar basis.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar
89

for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
We will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (a Market Value Adjustment, for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a
90

Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit. Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
91

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections for prior purchasers of Lincoln Market SelectSM Advantage.
	Table A for i4LIFE® Advantage Regular Income Payments or withdrawals taken prior to the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)		Table B for i4LIFE® Advantage Regular Income Payments or withdrawals taken on and after the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)
Age	Single Life	Joint Life	Single Life	Joint Life
Under age 40	1.50%	1.50%	2.50%	2.50%
40 – 54	2.00%	2.00%	3.00%	3.00%
55 – 58	2.50%	2.50%	3.50%	3.50%
59 – 64	3.00%	3.00%	4.00%	4.00%
65 – 69	3.50%	3.00%	4.50%	4.00%
70 – 74	4.00%	3.50%	5.00%	4.50%
75 – 79	4.00%	4.00%	5.00%	5.00%
80+	4.50%	4.50%	5.50%	5.50%

*	Purchasers of Lincoln Market SelectSM Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
92

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% x $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
93

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Lincoln Market SelectSM Advantage. Contractowners who purchase Lincoln Market SelectSM Advantage are guaranteed the right, in the future, to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market SelectSM Advantage.
If this election is made, you can use the greater of the Income Base under Lincoln Market SelectSM Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (version 4). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under the joint life option) at the time the Guaranteed Income Benefit is elected. The initial Guaranteed Income Benefit will be lower if you took your first withdrawal (either a Guaranteed Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE® Advantage Guaranteed Income Benefit prior to the fifth Benefit Year anniversary of the Lincoln Market SelectSM Advantage rider.
The specific percentages and the corresponding age-bands for this rider are outlined on the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. Prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Income Benefit amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) or begin receiving Regular Income Payments under i4LIFE® Advantage Guaranteed Income Benefit, prior to the fifth Benefit Year anniversary, Table A will always be used to establish the Guaranteed Income Benefit. On or after the fifth Benefit Year anniversary, as long as no withdrawals occurred prior to the fifth Benefit Year anniversary, Table B will always be used.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime
94

IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage may elect the Guaranteed Income Benefit version currently available to them. At the time the initial Guaranteed Income Benefit is determined, the remaining Guaranteed Amount (if greater than the Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life (joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

95

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Market Value Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
96

i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Market Value Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
97

Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
98

Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
99

If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
100

Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
101

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
102

2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the Market Value Adjustment (see Market Value Adjustment and Charges and Other Deductions). The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.
ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Market Value Adjustment. Any amount withdrawn from a fixed account may be subject to any applicable account fees and premium taxes. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 60 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election
103

may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Market Value Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Market Value Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Market Value Adjustment. The Market Value Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Market Value Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges.
In general, the Market Value Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Market Value Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Market Value Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Market Value Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B)[n]
where:
A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount’s guaranteed period, determined at the beginning of the guaranteed period.
B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount’s guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates “A” and “B” are within .25% of each other when the index rate is determined, no such percentage adjustment to “B” will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.
N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the market value adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
104

Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of Purchase Payments, plus up to 0.25% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN
105

registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
106

Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
107

Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
108

Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
109

•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
110

Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
111

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Market Value Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites
112

and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
113

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Market Value Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
About the CBOE Volatility Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM Access.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
114

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2006	N/A	N/A	N/A	9.771	10.396	1*	4.122	4.388	24	4.156	4.431	51
2007	N/A	N/A	N/A	N/A	N/A	N/A	4.388	5.167	19	4.431	5.226	59
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.167	2.666	18	5.226	2.700	47
2009	N/A	N/A	N/A	N/A	N/A	N/A	2.666	4.010	14	2.700	4.067	61
2010	N/A	N/A	N/A	N/A	N/A	N/A	4.010	4.670	13	4.067	4.744	54
2011	N/A	N/A	N/A	N/A	N/A	N/A	4.670	3.513	12	4.744	3.574	40
2012	N/A	N/A	N/A	N/A	N/A	N/A	3.513	3.907	12	3.574	3.981	25
2013	N/A	N/A	N/A	N/A	N/A	N/A	3.907	4.718	11	3.981	4.814	22
2014	N/A	N/A	N/A	N/A	N/A	N/A	4.718	4.856	10	4.814	4.963	21
2015	N/A	N/A	N/A	N/A	N/A	N/A	4.856	4.896	10	4.963	5.011	14
AB VPS Growth and Income(1)
2004	N/A	N/A	N/A	10.241	11.181	10	10.205	11.148	108	10.257	11.221	333
2005	N/A	N/A	N/A	11.181	11.481	6	11.148	11.452	92	11.221	11.545	284
2006	N/A	N/A	N/A	11.481	13.185	7	11.452	13.158	80	11.545	13.285	240
2007	N/A	N/A	N/A	13.185	13.573	6	13.158	13.552	55	13.285	13.703	187
2008	N/A	N/A	N/A	13.573	7.902	6	13.552	7.894	48	13.703	7.993	142
2009	N/A	N/A	N/A	7.902	9.335	4	7.894	9.330	40	7.993	9.463	119
2010	N/A	N/A	N/A	9.335	10.337	3	9.330	10.337	32	9.463	10.499	101
2011	N/A	N/A	N/A	10.337	10.763	1*	10.337	10.769	28	10.499	10.954	84
2012	N/A	N/A	N/A	10.763	12.388	1*	10.769	12.401	23	10.954	12.633	72
2013	13.475	15.734	615	12.388	14.468	1*	12.401	14.485	23	12.633	14.765	67
AB VPS International Value(2)
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.242	11.832	1*	10.431	11.842	2
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.832	12.269	1*	11.842	12.297	7
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.269	5.629	1*	12.297	5.651	6
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.629	7.429	1*	5.651	7.468	9
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.429	7.610	1*	7.468	7.662	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	7.610	6.021	2	7.662	6.071	8
2012	N/A	N/A	N/A	N/A	N/A	N/A	6.021	6.753	1*	6.071	6.820	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	6.753	7.427	1*	6.820	7.504	4
AB VPS Large Cap Growth
2006	N/A	N/A	N/A	10.844	10.577	3	6.192	6.042	80	6.243	6.101	113
2007	N/A	N/A	N/A	10.577	11.797	2	6.042	6.743	71	6.101	6.819	92
2008	N/A	N/A	N/A	11.797	6.969	2	6.743	3.985	63	6.819	4.036	77
2009	N/A	N/A	N/A	6.969	9.380	1*	3.985	5.366	61	4.036	5.443	75
2010	N/A	N/A	N/A	9.380	10.113	1*	5.366	5.789	51	5.443	5.881	70
2011	N/A	N/A	N/A	10.113	9.603	1*	5.789	5.499	49	5.881	5.595	65
2012	N/A	N/A	N/A	9.603	10.947	1*	5.499	6.272	41	5.595	6.391	62
2013	N/A	N/A	N/A	10.947	14.722	1*	6.272	8.440	36	6.391	8.613	56
2014	N/A	N/A	N/A	14.722	16.453	1*	8.440	9.437	35	8.613	9.644	55
2015	N/A	N/A	N/A	16.453	17.904	1*	9.437	10.274	32	9.644	10.516	72
AB VPS Small/Mid Cap Value
2006	N/A	N/A	N/A	19.563	20.694	1*	18.499	20.750	3	18.619	20.915	5
2007	N/A	N/A	N/A	20.694	20.626	1*	20.750	20.691	1*	20.915	20.887	4
2008	N/A	N/A	N/A	20.626	13.009	1*	20.691	13.057	2	20.887	13.201	3
2009	N/A	N/A	N/A	13.009	18.219	1*	13.057	18.295	1*	13.201	18.524	4
2010	N/A	N/A	N/A	18.219	22.640	1*	18.295	22.746	1*	18.524	23.065	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	22.746	20.414	1*	23.065	20.731	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	20.414	23.753	1*	20.731	24.159	3
2013	N/A	N/A	N/A	29.295	31.912	1*	23.753	32.110	2	24.159	32.707	3
2014	N/A	N/A	N/A	31.912	34.130	1*	32.110	34.358	1*	32.707	35.050	3
2015	N/A	N/A	N/A	34.130	31.596	1*	34.358	31.824	1*	35.050	32.513	3
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	N/A	N/A	N/A	N/A	N/A	N/A	9.948	10.395	4	N/A	N/A	N/A
2005	N/A	N/A	N/A	10.392	10.360	8	10.395	10.368	8	10.404	10.393	5
2006	N/A	N/A	N/A	10.360	10.330	5	10.368	10.344	9	10.393	10.384	8
2007	N/A	N/A	N/A	10.330	11.105	5	10.344	11.125	1*	10.384	11.185	13
2008	N/A	N/A	N/A	11.105	10.727	7	11.125	10.752	5	11.185	10.826	35
2009	N/A	N/A	N/A	10.727	11.608	11	10.752	11.641	11	10.826	11.740	50
2010	N/A	N/A	N/A	11.608	11.977	10	11.641	12.016	11	11.740	12.136	64
2011	N/A	N/A	N/A	11.977	13.138	11	12.016	13.188	10	12.136	13.340	65
2012	N/A	N/A	N/A	13.138	13.850	15	13.188	13.910	9	13.340	14.091	25
2013	N/A	N/A	N/A	13.850	13.540	15	13.910	13.601	9	14.091	13.785	25
American Funds Global Growth
2006	N/A	N/A	N/A	12.601	14.897	1*	12.611	14.916	2	12.641	14.975	11
2007	N/A	N/A	N/A	14.897	16.795	1*	14.916	16.826	1*	14.975	16.917	14
2008	N/A	N/A	N/A	16.795	10.158	3	16.826	10.181	6	16.917	10.252	21
2009	N/A	N/A	N/A	10.158	14.190	3	10.181	14.230	3	10.252	14.350	9
2010	N/A	N/A	N/A	14.190	15.566	3	14.230	15.618	4	14.350	15.773	7
2011	N/A	N/A	N/A	15.566	13.923	3	15.618	13.976	5	15.773	14.136	4
2012	N/A	N/A	N/A	13.923	16.752	3	13.976	16.824	5	14.136	17.043	7
2013	N/A	N/A	N/A	16.752	21.243	1*	16.824	21.345	3	17.043	21.655	3
2014	N/A	N/A	N/A	21.243	21.336	1*	21.345	21.450	1*	21.655	21.793	3
2015	N/A	N/A	N/A	21.336	22.398	1*	21.450	22.528	1*	21.793	22.924	2
American Funds Global Small Capitalization
2006	N/A	N/A	N/A	21.853	26.612	1*	12.356	15.055	20	12.458	15.201	145
2007	N/A	N/A	N/A	26.612	31.723	1*	15.055	17.955	17	15.201	18.157	128
2008	N/A	N/A	N/A	31.723	14.473	1*	17.955	8.196	15	18.157	8.301	47
2009	N/A	N/A	N/A	14.473	22.917	1*	8.196	12.984	14	8.301	13.170	42
2010	N/A	N/A	N/A	22.917	27.540	1*	12.984	15.611	11	13.170	15.858	46
2011	N/A	N/A	N/A	27.540	21.859	1*	15.611	12.397	9	15.858	12.612	21
2012	N/A	N/A	N/A	21.859	25.359	1*	12.397	14.389	8	12.612	14.661	25
2013	N/A	N/A	N/A	25.359	31.934	1*	14.389	18.129	7	14.661	18.499	19
2014	N/A	N/A	N/A	31.934	32.014	1*	18.129	18.184	7	18.499	18.583	17
2015	N/A	N/A	N/A	32.014	31.511	1*	18.184	17.907	8	18.583	18.327	26
American Funds Growth
2006	15.407	16.662	6	13.564	14.676	18	9.062	9.810	377	9.136	9.904	956
2007	16.662	18.367	8	14.676	16.186	17	9.810	10.824	300	9.904	10.945	769
2008	18.367	10.097	7	16.186	8.902	16	10.824	5.956	253	10.945	6.032	636
2009	10.097	13.811	7	8.902	12.183	17	5.956	8.156	228	6.032	8.272	609
2010	13.811	16.083	7	12.183	14.194	17	8.156	9.507	177	8.272	9.657	562
2011	16.083	15.105	7	14.194	13.338	8	9.507	8.938	162	9.657	9.092	518
2012	15.105	17.473	6	13.338	15.436	8	8.938	10.349	136	9.092	10.543	450
2013	17.473	22.305	6	15.436	19.715	9	10.349	13.224	107	10.543	13.493	419
2014	22.305	23.747	5	19.715	21.000	9	13.224	14.094	84	13.493	14.401	370
2015	23.747	24.898	5	21.000	22.029	9	14.094	14.791	71	14.401	15.137	262
American Funds Growth-Income
2006	13.238	14.963	17	12.348	13.965	33	12.349	13.972	618	12.449	14.107	952
2007	14.963	15.422	13	13.965	14.400	23	13.972	14.415	545	14.107	14.576	808
2008	15.422	9.404	13	14.400	8.786	15	14.415	8.799	429	14.576	8.911	637
2009	9.404	12.110	12	8.786	11.319	13	8.799	11.342	270	8.911	11.503	590
2010	12.110	13.240	12	11.319	12.381	13	11.342	12.413	225	11.503	12.608	507
2011	13.240	12.753	12	12.381	11.932	9	12.413	11.968	210	12.608	12.174	432
2012	12.753	14.701	10	11.932	13.761	9	11.968	13.809	187	12.174	14.069	395
2013	14.701	19.256	9	13.761	18.034	8	13.809	18.107	133	14.069	18.475	333
2014	19.256	20.903	9	18.034	19.586	8	18.107	19.675	95	18.475	20.105	285
2015	20.903	20.808	9	19.586	19.507	8	19.675	19.605	90	20.105	20.064	241
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2006	16.718	19.517	2	15.796	18.449	20	9.537	11.144	182	9.615	11.253	460
2007	19.517	22.984	2	18.449	21.737	22	11.144	13.137	143	11.253	13.285	369
2008	22.984	13.051	2	21.737	12.350	16	13.137	7.467	102	13.285	7.563	287
2009	13.051	18.321	2	12.350	17.345	16	7.467	10.493	93	7.563	10.644	245
2010	18.321	19.277	1*	17.345	18.259	15	10.493	11.052	84	10.644	11.227	223
2011	19.277	16.273	1*	18.259	15.421	12	11.052	9.338	77	11.227	9.501	208
2012	16.273	18.826	1*	15.421	17.849	12	9.338	10.814	68	9.501	11.019	187
2013	18.826	22.468	1*	17.849	21.313	13	10.814	12.920	60	11.019	13.184	164
2014	22.468	21.460	1*	21.313	20.368	13	12.920	12.352	55	13.184	12.624	135
2015	21.460	20.103	1*	20.368	19.089	11	12.352	11.583	55	12.624	11.855	116
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.095	11.569	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.558	12.460	2	11.569	12.491	11
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.460	11.792	2	12.491	11.839	11
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.792	12.736	21	11.839	12.806	9
2013	N/A	N/A	N/A	13.653	14.280	3	12.736	14.313	23	12.806	14.412	10
2014	N/A	N/A	N/A	14.280	14.289	3	14.313	14.330	5	14.412	14.450	7
2015	N/A	N/A	N/A	14.289	13.887	3	14.330	13.933	5	14.450	14.071	7
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Delaware VIP Diversified Income
2006	N/A	N/A	N/A	10.597	11.190	12	10.605	11.204	3	10.631	11.248	7
2007	N/A	N/A	N/A	11.190	11.799	18	11.204	11.820	1*	11.248	11.884	18
2008	N/A	N/A	N/A	11.799	11.015	20	11.820	11.041	7	11.884	11.117	18
2009	N/A	N/A	N/A	11.015	13.696	20	11.041	13.735	22	11.117	13.851	32
2010	N/A	N/A	N/A	13.696	14.503	20	13.735	14.551	27	13.851	14.696	24
2011	N/A	N/A	N/A	14.503	15.113	21	14.551	15.171	9	14.696	15.345	23
2012	N/A	N/A	N/A	15.113	15.856	23	15.171	15.925	9	15.345	16.131	28
2013	N/A	N/A	N/A	15.856	15.344	19	15.925	15.418	7	16.131	15.642	24
2014	N/A	N/A	N/A	15.344	15.814	20	15.418	15.898	7	15.642	16.152	21
2015	N/A	N/A	N/A	15.814	15.316	16	15.898	15.405	9	16.152	15.675	23
Delaware VIP Emerging Markets
2006	N/A	N/A	N/A	32.082	39.938	1*	24.015	29.911	1*	24.206	30.194	13
2007	N/A	N/A	N/A	39.938	54.305	1*	29.911	40.690	1*	30.194	41.137	12
2008	N/A	N/A	N/A	54.305	25.756	1*	40.690	19.309	1*	41.137	19.550	21
2009	N/A	N/A	N/A	25.756	44.923	1*	19.309	33.694	1*	19.550	34.167	20
2010	N/A	N/A	N/A	44.923	52.132	1*	33.694	39.122	1*	34.167	39.728	12
2011	N/A	N/A	N/A	52.132	40.940	1*	39.122	30.734	1*	39.728	31.262	5
2012	N/A	N/A	N/A	40.940	45.891	1*	N/A	N/A	N/A	31.262	35.112	4
2013	N/A	N/A	N/A	45.891	49.491	1*	37.374	37.199	1*	35.112	37.943	4
2014	N/A	N/A	N/A	49.491	44.568	1*	37.199	33.517	1*	37.943	34.237	4
2015	N/A	N/A	N/A	44.568	37.286	1*	33.517	28.059	1*	34.237	28.701	4
Delaware VIP High Yield
2006	14.709	16.192	3	14.225	15.667	6	12.050	13.278	25	12.151	13.409	90
2007	16.192	16.292	3	15.667	15.771	6	13.278	13.373	24	13.409	13.526	84
2008	16.292	12.080	3	15.771	11.700	6	13.373	9.926	16	13.526	10.054	57
2009	12.080	17.620	3	11.700	17.074	6	9.926	14.492	14	10.054	14.702	61
2010	17.620	19.866	3	17.074	19.260	6	14.492	16.356	12	14.702	16.618	52
2011	19.866	19.946	3	19.260	19.348	3	16.356	16.439	11	16.618	16.727	42
2012	19.946	22.968	2	19.348	22.290	4	16.439	18.948	11	16.727	19.308	34
2013	22.968	24.558	2	22.290	23.845	4	18.948	20.281	10	19.308	20.697	30
2014	24.558	23.967	2	23.845	23.283	4	20.281	19.812	9	20.697	20.249	27
2015	23.967	21.899	2	23.283	21.284	4	19.812	18.121	7	20.249	18.548	21
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.383	10.202	9
2009	N/A	N/A	N/A	10.392	11.196	13	N/A	N/A	N/A	10.202	11.298	12
2010	N/A	N/A	N/A	11.196	11.462	14	11.220	11.494	2	11.298	11.590	23
2011	N/A	N/A	N/A	11.462	11.540	13	11.494	11.577	11	11.590	11.692	25
2012	N/A	N/A	N/A	11.540	11.614	2	11.577	11.658	24	11.692	11.791	21
2013	N/A	N/A	N/A	11.614	11.250	2	11.658	11.298	13	11.791	11.444	23
2014	N/A	N/A	N/A	11.250	11.203	2	11.298	11.256	18	11.444	11.419	22
2015	N/A	N/A	N/A	11.203	11.067	2	11.256	11.125	17	11.419	11.303	23
Delaware VIP REIT
2006	19.383	25.166	4	18.844	24.479	9	20.775	27.000	30	20.944	27.260	66
2007	25.166	21.191	2	24.479	20.623	8	27.000	22.758	24	27.260	23.012	51
2008	21.191	13.455	2	20.623	13.101	4	22.758	14.464	16	23.012	14.648	35
2009	13.455	16.270	2	13.101	15.849	3	14.464	17.508	8	14.648	17.756	26
2010	16.270	20.212	2	15.849	19.699	4	17.508	21.771	7	17.756	22.114	25
2011	20.212	21.937	2	19.699	21.391	4	21.771	23.653	6	22.114	24.062	19
2012	21.937	25.099	2	21.391	24.487	4	23.653	27.090	5	24.062	27.599	20
2013	25.099	25.100	2	24.487	24.500	4	27.090	27.118	5	27.599	27.669	19
2014	25.100	31.800	2	24.500	31.056	4	27.118	34.391	3	27.669	35.142	18
2015	31.800	32.301	2	31.056	31.560	4	34.391	34.967	3	35.142	35.784	14
Delaware VIP Small Cap Value
2006	19.297	21.941	1*	18.007	20.485	12	21.334	24.282	55	21.504	24.512	117
2007	21.941	20.056	1*	20.485	18.734	11	24.282	22.218	43	24.512	22.462	84
2008	20.056	13.761	1*	18.734	12.860	7	22.218	15.260	28	22.462	15.451	60
2009	13.761	17.764	1*	12.860	16.609	7	15.260	19.718	25	15.451	19.995	49
2010	17.764	22.993	1*	16.609	21.509	7	19.718	25.547	24	19.995	25.945	42
2011	22.993	22.201	1*	21.509	20.779	4	25.547	24.692	22	25.945	25.115	42
2012	22.201	24.753	1*	20.779	23.179	4	24.692	27.559	19	25.115	28.072	39
2013	24.753	32.344	1*	23.179	30.302	3	27.559	36.045	16	28.072	36.772	35
2014	32.344	33.518	1*	30.302	31.418	3	36.045	37.391	14	36.772	38.202	32
2015	33.518	30.762	1*	31.418	28.849	3	37.391	34.351	13	38.202	35.148	22
Delaware VIP Smid Cap Growth(4)
2006	15.138	15.943	2	14.489	15.267	9	7.660	8.075	83	7.723	8.154	154
2007	15.943	17.279	2	15.267	16.555	9	8.075	8.760	61	8.154	8.859	105
2008	17.279	9.009	2	16.555	8.636	9	8.760	4.572	50	8.859	4.630	77
2009	9.009	13.646	2	8.636	13.087	7	4.572	6.932	46	4.630	7.031	69
2010	16.188	18.301	2	15.531	17.560	7	8.230	9.306	42	8.358	9.454	60
2011	18.301	19.375	2	17.560	18.600	3	9.306	9.862	39	9.454	10.034	73
2012	19.375	21.047	2	18.600	20.215	2	9.862	10.724	30	10.034	10.927	64
2013	21.047	29.113	2	20.215	27.976	4	10.724	14.849	24	10.927	15.152	62
2014	29.113	29.385	1*	27.976	28.252	4	14.849	15.002	24	15.152	15.332	41
2015	29.385	30.940	1*	28.252	29.761	4	15.002	15.812	22	15.332	16.183	34
Delaware VIP U.S. Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.147	11.173	1*	11.211	11.254	4
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.173	12.332	1*	11.254	12.440	9
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.332	6.921	1*	12.440	6.992	7
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.921	9.716	1*	6.992	9.831	18
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.716	10.836	1*	9.831	10.980	18
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.980	11.610	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.610	13.242	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.242	17.512	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.512	19.377	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.377	20.028	4
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2006	12.959	15.741	1*	12.075	14.674	3	12.772	15.530	3	12.876	15.678	23
2007	15.741	14.982	1*	14.674	13.974	3	15.530	14.796	3	15.678	14.960	26
2008	14.982	9.765	1*	13.974	9.112	3	14.796	9.653	2	14.960	9.775	21
2009	9.765	11.273	1*	9.112	10.524	3	9.653	11.155	2	9.775	11.312	21
2010	11.273	12.756	1*	10.524	11.915	3	11.155	12.635	2	11.312	12.832	21
2011	12.756	13.674	1*	11.915	12.780	3	12.635	13.558	2	12.832	13.791	18
2012	13.674	15.354	1*	12.780	14.356	3	13.558	15.239	2	13.791	15.524	13
2013	15.354	20.093	1*	14.356	18.797	3	15.239	19.962	2	15.524	20.366	13
2014	20.093	22.416	1*	18.797	20.981	3	19.962	22.292	1*	20.366	22.778	8
2015	22.416	21.853	1*	N/A	N/A	N/A	22.292	21.754	1*	22.778	22.262	7
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.110	11.483	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.483	12.667	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.667	12.071	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.071	12.985	3
2013	N/A	N/A	N/A	12.564	12.750	2	N/A	N/A	N/A	12.985	12.869	3
2014	N/A	N/A	N/A	12.750	12.922	2	N/A	N/A	N/A	12.869	13.068	1*
2015	N/A	N/A	N/A	12.922	11.855	2	N/A	N/A	N/A	13.068	12.013	1*
Deutsche Equity 500 Index VIP(1)
2004	N/A	N/A	N/A	N/A	N/A	N/A	7.440	8.081	31	7.478	8.135	151
2005	N/A	N/A	N/A	N/A	N/A	N/A	8.081	8.308	29	8.135	8.376	98
2006	N/A	N/A	N/A	N/A	N/A	N/A	8.308	9.426	24	8.376	9.517	91
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.426	9.749	21	9.517	9.857	79
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.749	6.017	20	9.857	6.094	63
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.017	7.466	12	6.094	7.572	50
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.466	8.411	4	7.572	8.543	34
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.411	8.412	4	8.543	8.557	31
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.412	9.559	4	8.557	9.739	25
2013	N/A	N/A	N/A	13.837	16.183	1*	9.559	11.182	4	9.739	11.398	24
Deutsche Small Cap Index VIP(5)
2006	N/A	N/A	N/A	N/A	N/A	N/A	16.087	18.564	3	16.192	18.713	4
2007	N/A	N/A	N/A	N/A	N/A	N/A	18.564	17.886	2	18.713	18.057	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	17.886	11.572	2	18.057	11.700	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	11.572	14.386	2	11.700	14.567	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.386	17.859	1*	14.567	18.111	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	17.859	16.766	1*	18.111	17.028	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	16.766	19.143	1*	17.028	19.471	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	19.143	26.066	1*	19.471	26.553	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	26.066	26.815	1*	26.553	27.356	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	26.815	25.126	1*	N/A	N/A	N/A
Fidelity VIP Contrafund
2006	N/A	N/A	N/A	15.808	17.292	6	15.841	17.337	23	15.941	17.473	20
2007	N/A	N/A	N/A	17.292	19.912	8	17.337	19.974	14	17.473	20.161	26
2008	N/A	N/A	N/A	19.912	11.202	7	19.974	11.242	12	20.161	11.365	26
2009	N/A	N/A	N/A	11.202	14.897	6	11.242	14.958	10	11.365	15.143	31
2010	N/A	N/A	N/A	14.897	17.099	6	14.958	17.178	11	15.143	17.417	22
2011	N/A	N/A	N/A	17.099	16.318	6	17.178	16.402	12	17.417	16.655	16
2012	N/A	N/A	N/A	16.318	18.605	6	16.402	18.709	11	16.655	19.027	14
2013	N/A	N/A	N/A	18.605	23.918	7	18.709	24.064	11	19.027	24.509	15
2014	N/A	N/A	N/A	23.918	26.216	7	24.064	26.389	14	24.509	26.917	15
2015	N/A	N/A	N/A	26.216	25.842	3	26.389	26.026	12	26.917	26.586	12
Fidelity VIP Equity-Income(1)
2004	11.499	12.550	1*	10.677	11.659	7	10.499	11.470	44	10.552	11.545	113
2005	12.550	13.000	1*	11.659	12.082	2	11.470	11.892	39	11.545	11.989	91
2006	13.000	15.297	1*	12.082	14.225	2	11.892	14.008	15	11.989	14.143	93
2007	15.297	15.200	1*	14.225	14.142	2	14.008	13.933	14	14.143	14.088	71
2008	15.200	8.529	1*	14.142	7.939	2	13.933	7.826	11	14.088	7.925	55
2009	8.529	10.869	1*	7.939	10.122	2	7.826	9.983	9	7.925	10.125	39
2010	10.869	12.255	1*	10.122	11.419	2	9.983	11.268	8	10.125	11.445	34
2011	12.255	12.103	1*	11.419	11.283	2	11.268	11.139	6	11.445	11.331	28
2012	12.103	13.900	1*	11.283	12.965	2	11.139	12.806	5	11.331	13.046	26
2013	13.900	16.232	1*	12.965	15.142	2	12.806	14.959	5	13.046	15.249	23
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2006	N/A	N/A	N/A	9.975	10.436	1*	6.303	6.597	12	6.355	6.661	48
2007	N/A	N/A	N/A	10.436	12.976	1*	6.597	8.207	12	6.661	8.299	32
2008	N/A	N/A	N/A	12.976	6.712	1*	8.207	4.247	10	8.299	4.301	20
2009	N/A	N/A	N/A	6.712	8.431	1*	4.247	5.338	10	4.301	5.414	18
2010	N/A	N/A	N/A	N/A	N/A	N/A	5.338	6.494	8	5.414	6.596	17
2011	N/A	N/A	N/A	N/A	N/A	N/A	6.494	6.376	7	6.596	6.486	41
2012	N/A	N/A	N/A	N/A	N/A	N/A	6.376	7.164	6	6.486	7.299	41
2013	N/A	N/A	N/A	N/A	N/A	N/A	7.164	9.569	3	7.299	9.764	39
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.569	10.434	3	9.764	10.662	38
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.434	10.955	4	10.662	11.212	36
Fidelity VIP Mid Cap
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.554	12.756	1*	11.564	12.786	3
2007	N/A	N/A	N/A	15.151	14.431	1*	12.756	14.450	1*	12.786	14.506	4
2008	N/A	N/A	N/A	14.431	8.556	1*	14.450	8.571	3	14.506	8.617	4
2009	N/A	N/A	N/A	8.556	11.738	2	8.571	11.764	1*	8.617	11.845	5
2010	N/A	N/A	N/A	11.738	14.815	2	11.764	14.856	2	11.845	14.981	5
2011	N/A	N/A	N/A	14.815	12.965	2	14.856	13.007	1*	14.981	13.136	4
2012	N/A	N/A	N/A	12.965	14.581	2	13.007	14.636	1*	13.136	14.803	3
2013	N/A	N/A	N/A	14.581	19.448	2	14.636	19.531	1*	14.803	19.784	2
2014	N/A	N/A	N/A	19.448	20.243	2	19.531	20.340	2	19.784	20.634	14
2015	N/A	N/A	N/A	20.243	19.548	2	20.340	19.651	2	20.634	19.965	3
Fidelity VIP Overseas(6)
2004	N/A	N/A	N/A	11.948	13.290	1*	7.304	8.129	5	7.342	8.184	26
2005	N/A	N/A	N/A	N/A	N/A	N/A	8.129	9.483	6	8.184	9.562	24
2006	N/A	N/A	N/A	N/A	N/A	N/A	9.483	10.969	3	9.562	11.077	20
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.969	12.611	3	11.077	12.754	13
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.611	6.941	3	12.754	7.030	12
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.941	8.604	3	7.030	8.728	12
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.604	9.535	3	8.728	9.687	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.535	7.741	3	9.687	7.876	7
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.741	9.153	1*	7.876	9.326	6
2013	14.815	16.518	235	N/A	N/A	N/A	9.153	10.208	1*	9.326	10.407	6
Franklin Income VIP
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.009	11.212	5	10.543	11.222	8
2007	11.682	11.407	4	N/A	N/A	N/A	11.212	11.425	5	11.222	11.453	32
2008	11.407	7.873	3	10.922	7.883	5	11.425	7.894	10	11.453	7.925	27
2009	7.873	10.475	3	N/A	N/A	N/A	7.894	10.512	3	7.925	10.570	19
2010	10.475	11.580	3	10.494	11.607	1*	10.512	11.634	2	10.570	11.714	16
2011	11.580	11.633	3	11.607	11.666	1*	11.634	11.698	2	11.714	11.797	20
2012	11.633	12.858	3	11.666	12.901	1*	11.698	12.943	3	11.797	13.072	20
2013	12.858	14.375	3	12.901	14.430	2	12.943	14.485	6	13.072	14.651	32
2014	14.375	14.755	2	14.430	14.819	2	14.485	14.883	6	14.651	15.077	23
2015	14.755	13.456	2	14.819	13.521	3	14.883	13.586	6	15.077	13.784	20
Franklin Mutual Shares VIP
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.449	11.267	1*
2007	N/A	N/A	N/A	11.267	11.430	2	11.981	11.440	2	11.267	11.467	15
2008	N/A	N/A	N/A	11.430	7.057	5	11.440	7.066	5	11.467	7.093	21
2009	N/A	N/A	N/A	7.057	8.732	2	7.066	8.748	2	7.093	8.795	19
2010	N/A	N/A	N/A	8.732	9.531	3	8.748	9.554	2	8.795	9.619	18
2011	N/A	N/A	N/A	9.531	9.259	3	9.554	9.286	1*	9.619	9.363	17
2012	N/A	N/A	N/A	9.259	10.384	3	9.286	10.419	1*	9.363	10.522	18
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.419	13.126	1*	10.522	13.275	17
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.126	13.810	1*	13.275	13.988	15
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.810	12.894	1*	13.988	13.079	14
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities(7)
2004	N/A	N/A	N/A	11.592	12.685	1*	6.315	6.914	29	6.348	6.961	125
2005	N/A	N/A	N/A	N/A	N/A	N/A	6.914	7.116	26	6.961	7.175	93
2006	N/A	N/A	N/A	N/A	N/A	N/A	7.116	7.597	51	7.175	7.671	74
2007	N/A	N/A	N/A	16.378	15.204	1*	7.597	8.300	22	7.671	8.394	54
2008	N/A	N/A	N/A	15.204	8.582	1*	8.300	4.687	15	8.394	4.748	42
2009	N/A	N/A	N/A	8.582	12.096	1*	4.687	6.610	8	4.748	6.705	41
2010	N/A	N/A	N/A	12.096	15.155	1*	6.610	8.285	7	6.705	8.417	33
2011	N/A	N/A	N/A	15.155	14.158	1*	8.285	7.744	6	8.417	7.879	33
2012	N/A	N/A	N/A	14.158	15.407	1*	7.744	8.432	6	7.879	8.591	26
2013	15.334	17.852	542	15.407	17.940	1*	8.432	9.820	6	8.591	10.012	26
Invesco V.I. American Franchise
2006	N/A	N/A	N/A	10.598	10.437	1*	4.994	4.920	30	5.038	4.968	25
2007	N/A	N/A	N/A	N/A	N/A	N/A	4.920	5.413	28	4.968	5.474	22
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.413	3.057	26	5.474	3.096	18
2009	N/A	N/A	N/A	N/A	N/A	N/A	3.057	3.636	9	3.096	3.687	13
2010	N/A	N/A	N/A	N/A	N/A	N/A	3.636	4.124	8	3.687	4.189	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	4.124	3.730	8	4.189	3.794	9
2012	N/A	N/A	N/A	N/A	N/A	N/A	4.281	4.124	7	4.358	4.201	9
2013	N/A	N/A	N/A	N/A	N/A	N/A	4.124	5.676	6	4.201	5.791	8
2014	N/A	N/A	N/A	N/A	N/A	N/A	5.676	6.045	5	5.791	6.177	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	6.045	6.234	5	6.177	6.381	6
Invesco V.I. Core Equity
2006	N/A	N/A	N/A	10.034	10.818	2	6.933	7.478	59	6.994	7.551	112
2007	N/A	N/A	N/A	10.818	11.481	2	7.478	7.940	53	7.551	8.030	97
2008	N/A	N/A	N/A	11.481	7.873	2	7.940	5.448	42	8.030	5.518	78
2009	N/A	N/A	N/A	7.873	9.916	1*	5.448	6.865	40	5.518	6.963	71
2010	N/A	N/A	N/A	9.916	10.665	1*	6.865	7.387	34	6.963	7.504	64
2011	N/A	N/A	N/A	10.665	10.463	1*	7.387	7.250	31	7.504	7.376	61
2012	N/A	N/A	N/A	10.463	11.697	1*	7.250	8.110	30	7.376	8.263	57
2013	N/A	N/A	N/A	11.697	14.841	1*	8.110	10.295	25	8.263	10.505	53
2014	N/A	N/A	N/A	14.841	15.756	1*	10.295	10.935	23	10.505	11.175	52
2015	N/A	N/A	N/A	15.756	14.574	1*	10.935	10.120	21	11.175	10.358	46
Invesco V.I. International Growth
2006	15.656	19.698	1*	14.702	18.507	1*	8.939	11.258	11	9.014	11.369	39
2007	19.698	22.173	1*	18.507	20.842	1*	11.258	12.685	11	11.369	12.830	35
2008	22.173	12.971	1*	20.842	12.198	1*	12.685	7.428	10	12.830	7.524	26
2009	12.971	17.211	1*	12.198	16.195	1*	7.428	9.866	8	7.524	10.009	24
2010	17.211	19.060	1*	16.195	17.943	1*	9.866	10.937	7	10.009	11.111	20
2011	19.060	17.440	1*	N/A	N/A	N/A	10.937	10.017	5	11.111	10.193	18
2012	17.440	19.771	1*	N/A	N/A	N/A	10.017	11.367	5	10.193	11.583	16
2013	19.771	23.088	1*	N/A	N/A	N/A	11.367	13.287	4	11.583	13.560	15
2014	23.088	22.728	1*	N/A	N/A	N/A	13.287	13.093	3	13.560	13.382	15
2015	22.728	21.777	1*	N/A	N/A	N/A	13.093	12.558	1*	13.382	12.855	21
Janus Aspen Global Research
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2006	N/A	N/A	N/A	N/A	N/A	N/A	12.272	13.309	2	12.348	13.411	4
2007	N/A	N/A	N/A	N/A	N/A	N/A	13.309	14.416	2	13.411	14.549	2
2008	N/A	N/A	N/A	N/A	N/A	N/A	14.416	11.885	1*	14.549	12.012	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	11.885	14.659	1*	12.012	14.839	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.839	15.781	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.781	15.733	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.733	17.546	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.546	20.676	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20.676	22.013	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22.013	21.742	2
Janus Aspen Series Enterprise
2006	N/A	N/A	N/A	N/A	N/A	N/A	13.842	15.404	1*	13.930	15.525	2
2007	N/A	N/A	N/A	N/A	N/A	N/A	15.404	18.419	1*	15.525	18.592	4
2008	N/A	N/A	N/A	N/A	N/A	N/A	18.419	10.156	1*	18.592	10.267	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.156	14.408	1*	10.267	14.587	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	14.408	17.763	1*	14.587	18.010	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	17.763	17.157	1*	18.010	17.422	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	17.157	19.714	1*	17.422	20.049	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	19.714	25.565	1*	20.049	26.039	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	25.565	28.183	1*	26.039	28.749	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	28.183	28.723	1*	28.749	29.343	3
JPMIT Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.635	10.616	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.616	10.800	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.800	6.465	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.465	8.797	9
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.797	10.936	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.936	11.190	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.190	13.015	1*
2013	N/A	N/A	N/A	15.598	17.660	2	15.584	17.727	2	13.015	17.931	2
2014	N/A	N/A	N/A	17.660	18.178	2	17.727	18.256	2	17.931	18.494	3
2015	N/A	N/A	N/A	18.178	16.993	2	18.256	17.075	2	18.494	17.323	3
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.914	9.251	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.251	7.715	2
LVIP BlackRock Equity Dividend Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.660	12.632	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.632	11.775	2	N/A	N/A	N/A
LVIP BlackRock Global Allocation V.I. Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.083	11.074	2	N/A	N/A	N/A	10.096	11.110	11
2012	N/A	N/A	N/A	11.074	11.550	2	N/A	N/A	N/A	11.110	11.611	4
2013	N/A	N/A	N/A	11.550	10.367	18	11.267	10.385	4	11.611	10.442	26
2014	N/A	N/A	N/A	10.367	10.470	16	10.385	10.494	4	10.442	10.567	24
2015	N/A	N/A	N/A	10.470	9.968	10	10.494	9.996	4	10.567	10.081	15
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.244	4.663	1*	7.023	4.674	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	4.663	6.297	1*	4.674	6.321	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	6.297	7.277	2	6.321	7.316	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.316	6.556	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.556	8.021	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.021	8.130	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.130	9.084	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.084	8.805	3
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP ClearBridge Variable Appreciation Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2006	11.972	12.301	9	11.973	12.307	42	13.507	13.892	158	13.616	14.024	400
2007	12.301	12.726	7	12.307	12.740	46	13.892	14.387	161	14.024	14.546	285
2008	12.726	12.122	7	12.740	12.140	37	14.387	13.717	115	14.546	13.889	250
2009	12.122	14.142	8	12.140	14.171	35	13.717	16.019	101	13.889	16.244	222
2010	14.142	15.053	8	14.170	15.092	35	16.019	17.069	76	16.244	17.335	184
2011	15.053	15.898	8	15.092	15.947	27	17.069	18.045	70	17.335	18.354	151
2012	15.898	16.630	7	15.947	16.689	27	18.045	18.894	62	18.354	19.246	138
2013	16.630	15.940	6	16.689	16.005	23	18.894	18.129	55	19.246	18.495	116
2014	15.940	16.575	6	16.005	16.650	26	18.129	18.869	51	18.495	19.279	92
2015	16.575	16.326	6	16.650	16.409	26	18.869	18.604	48	19.279	19.037	110
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.028	9.801	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.801	10.007	1*	9.843	10.047	1*
2013	N/A	N/A	N/A	9.875	9.860	5	10.007	9.878	6	10.047	9.932	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.878	9.737	7	9.932	9.805	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.737	9.471	7	9.805	9.551	1*
LVIP Delaware Foundation Aggressive Allocation(8)
2006	N/A	N/A	N/A	N/A	N/A	N/A	13.191	14.798	1*	13.242	14.878	4
2007	N/A	N/A	N/A	N/A	N/A	N/A	14.798	15.423	1*	14.878	15.529	7
2008	N/A	N/A	N/A	N/A	N/A	N/A	15.423	10.090	1*	15.529	10.175	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.175	13.177	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.177	14.543	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.543	13.980	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.980	15.541	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.541	18.334	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.334	18.770	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.770	18.171	1*
LVIP Delaware Social Awareness
2006	N/A	N/A	N/A	N/A	N/A	N/A	14.598	16.102	9	14.692	16.231	11
2007	N/A	N/A	N/A	N/A	N/A	N/A	16.102	16.284	6	16.231	16.439	10
2008	N/A	N/A	N/A	N/A	N/A	N/A	16.284	10.490	3	16.439	10.605	9
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.490	13.393	3	10.605	13.561	8
2010	N/A	N/A	N/A	N/A	N/A	N/A	13.393	14.676	3	13.561	14.883	8
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.676	14.507	3	14.883	14.732	7
2012	N/A	N/A	N/A	N/A	N/A	N/A	14.507	16.425	2	14.732	16.706	7
2013	N/A	N/A	N/A	N/A	N/A	N/A	16.425	21.890	2	16.706	22.298	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	21.890	24.768	2	22.298	25.267	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	24.768	24.165	2	25.267	24.689	6
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.091	5.663	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.663	7.230	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.230	9.244	1*	7.258	9.294	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.095	13.229	1*
LVIP Dimensional International Core Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.213	14.840	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.840	16.463	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.463	15.814	1*
LVIP Dimensional U.S. Core Equity 2 Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.541	10.500	3	10.371	10.525	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.500	10.003	3	10.525	10.042	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.003	10.256	3	10.042	10.312	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.256	10.079	3	10.312	10.149	1*
LVIP Franklin Mutual Shares VIP Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.497	11.585	1*	11.138	11.630	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	11.585	9.257	12	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	9.257	11.323	41	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.323	12.259	52	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.259	12.453	52	12.362	12.576	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.453	13.393	50	12.576	13.546	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.393	14.400	49	13.546	14.586	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.400	14.911	43	14.586	15.127	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.911	14.318	38	15.127	14.547	4
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Growth Allocation Managed Risk
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.637	11.895	5	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.895	12.797	9	13.213	12.847	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.797	8.348	9	12.847	8.393	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.348	10.553	2	8.393	10.625	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.553	11.653	2	10.625	11.751	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.653	11.417	7	11.751	11.530	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.417	12.208	7	11.530	12.348	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.208	13.581	12	12.348	13.757	15
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.581	13.766	15	13.757	13.965	15
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.766	12.989	15	13.965	13.197	23
LVIP Global Income
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.687	10.668	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.661	11.457	1*	10.668	11.482	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.457	11.346	2	11.482	11.388	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.346	11.971	2	11.388	12.033	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.971	11.398	2	12.033	11.474	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.398	11.383	2	11.474	11.476	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.383	10.926	2	11.476	11.032	2
LVIP Global Moderate Allocation Managed Risk
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.469	11.510	8
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.510	12.340	6
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.340	8.884	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.884	11.162	17
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.085	12.159	11	11.162	12.261	24
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.159	12.052	1*	12.261	12.171	26
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.052	12.940	14	12.171	13.088	27
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.940	14.181	2	13.088	14.364	27
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.181	14.469	1*	14.364	14.678	39
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.469	13.697	1*	14.678	13.916	27
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.307	10.833	3
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.833	11.314	3
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.923	11.440	1*
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.440	12.366	1*
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco V.I. Comstock Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Ivy Mid Cap Growth Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.007	12.284	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.284	12.844	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.844	12.961	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.961	12.216	1*
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP JPMorgan Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4.391	7.406	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.385	9.027	1*	7.406	9.066	7
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.027	8.688	1*	9.066	8.739	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.688	9.682	1*	8.739	9.754	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.682	11.778	1*	9.754	11.884	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.884	12.607	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.607	11.413	3
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.505	7.790	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.495	8.298	4
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.298	9.254	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.254	8.947	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.947	9.404	5
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.404	10.754	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.754	10.918	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.918	10.367	5
LVIP MFS International Growth Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.984	5.584	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.584	7.443	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.413	8.215	1*	7.443	8.260	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.215	7.253	1*	8.260	7.304	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.253	8.485	1*	7.304	8.557	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.485	9.444	1*	8.557	9.539	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.539	8.886	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.886	8.832	1*
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	8.567	6.433	3	9.055	6.449	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.433	7.624	2	6.449	7.654	7
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.624	8.335	5	7.654	8.380	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.335	8.157	4	8.380	8.214	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.157	9.297	4	8.214	9.376	6
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.297	12.384	3	9.376	12.508	8
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.384	13.408	2	12.508	13.562	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.408	13.064	2	13.562	13.234	6
LVIP Mondrian International Value
2006	17.559	22.398	1*	17.598	22.459	4	17.639	22.523	6	17.748	22.695	10
2007	22.398	24.501	1*	22.459	24.580	4	22.523	24.662	3	22.695	24.889	10
2008	24.501	15.228	1*	24.580	15.285	4	24.662	15.343	1*	24.889	15.507	6
2009	15.228	18.114	1*	15.285	18.191	4	15.343	18.269	1*	15.507	18.493	4
2010	18.114	18.211	1*	18.191	18.297	4	18.269	18.385	1*	18.493	18.638	3
2011	18.211	17.115	1*	18.297	17.204	4	18.385	17.296	1*	18.638	17.560	3
2012	17.115	18.407	1*	17.204	18.513	4	N/A	N/A	N/A	17.560	18.934	2
2013	18.407	22.006	1*	18.513	22.143	4	20.607	22.283	1*	18.934	22.692	3
2014	22.006	21.043	1*	22.143	21.185	4	22.283	21.330	1*	22.692	21.754	2
2015	21.043	19.864	1*	21.185	20.008	1*	N/A	N/A	N/A	21.754	20.586	2
LVIP Money Market
2006	N/A	N/A	N/A	9.852	10.124	1*	10.272	10.561	79	10.355	10.662	214
2007	10.266	10.397	3	10.124	10.432	4	10.561	10.888	81	10.662	11.009	171
2008	10.397	10.441	3	10.432	10.481	16	10.888	10.944	113	11.009	11.082	288
2009	N/A	N/A	N/A	10.481	10.320	4	10.944	10.781	93	11.082	10.934	206
2010	N/A	N/A	N/A	10.320	10.136	1*	10.781	10.594	50	10.934	10.760	152
2011	N/A	N/A	N/A	10.136	9.953	1*	10.594	10.408	88	10.760	10.587	138
2012	N/A	N/A	N/A	9.953	9.773	1*	10.408	10.225	48	10.587	10.416	70
2013	N/A	N/A	N/A	9.773	9.596	1*	10.225	10.045	37	10.416	10.249	69
2014	N/A	N/A	N/A	9.596	9.423	1*	10.045	9.869	77	10.249	10.083	64
2015	N/A	N/A	N/A	9.423	9.252	1*	9.869	9.695	33	10.083	9.921	98
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.965	9.887	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.878	9.872	1*
LVIP SSgA Bond Index
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.992	10.448	1*	10.190	10.457	7
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.448	10.699	1*	10.457	10.724	8
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.699	11.108	19	10.724	11.150	6
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.108	11.688	6	11.150	11.750	6
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.688	11.893	8	11.750	11.973	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.893	11.352	9	11.973	11.446	14
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.352	11.761	12	11.446	11.877	14
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.761	11.551	12	11.877	11.682	13
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.657	11.783	1*
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.446	11.647	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Developed International 150
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.643	6.254	1*	6.008	6.259	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.254	8.865	1*	6.259	8.885	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.865	9.316	3	8.885	9.351	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.351	8.061	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.269	9.755	1*	N/A	N/A	N/A
LVIP SSgA Emerging Markets 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.502	6.046	1*	6.245	6.050	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.046	11.250	1*	6.050	11.276	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.250	14.082	2	11.276	14.136	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.136	11.797	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.797	13.041	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.041	12.433	2
2014	N/A	N/A	N/A	11.836	11.635	1*	N/A	N/A	N/A	12.433	11.788	2
2015	N/A	N/A	N/A	11.635	9.451	1*	12.706	9.487	1*	11.788	9.595	2
LVIP SSgA Global Tactical Allocation Managed Volatility(11)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA International Index
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.753	6.390	1*	6.089	6.395	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.390	8.004	1*	6.395	8.022	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.004	8.394	3	8.022	8.426	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.426	7.244	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.189	9.885	2	8.940	9.967	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.885	9.118	2	9.967	9.208	11
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.118	8.824	1*	9.208	8.924	10
LVIP SSgA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Large Cap 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.340	6.965	1*	6.859	6.971	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	6.965	9.233	1*	6.971	9.254	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.233	10.782	6	9.254	10.823	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.823	10.865	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.558	16.891	1*	N/A	N/A	N/A
LVIP SSgA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.147	11.386	9	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.386	12.545	19	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.545	12.833	19	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.833	12.388	19	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	11.909	12.361	2	11.926	12.382	1*	11.942	12.403	26	11.992	12.467	90
2014	12.361	12.770	2	12.382	12.798	1*	12.403	12.827	26	12.467	12.912	86
2015	12.770	12.161	2	12.798	12.194	1*	12.827	12.227	25	12.912	12.327	80
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.124	11.423	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.423	12.867	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.867	13.132	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.132	12.622	1*
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.598	7.001	1*	6.989	7.039	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.001	8.672	1*	7.039	8.732	7
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.672	9.772	6	8.732	9.854	6
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.854	9.873	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.882	14.272	3	12.933	14.333	4	11.103	14.394	38	12.555	14.581	129
2014	14.272	15.883	3	14.333	15.959	4	14.394	16.036	30	14.581	16.268	119
2015	15.883	15.767	2	15.959	15.850	4	16.036	15.934	26	16.268	16.189	96
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.227	9.144	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	5.360	5.910	1*	9.144	5.924	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.910	7.297	1*	5.924	7.325	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.297	9.021	2	7.325	9.069	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.069	8.493	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.173	12.939	4	10.732	13.068	25
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.939	13.269	4	13.068	13.421	24
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.269	12.387	2	13.421	12.548	23
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small-Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.442	7.216	1*	7.459	7.222	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.216	10.722	1*	7.222	10.747	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.722	13.420	1*	10.747	13.471	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.471	12.925	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	18.221	18.892	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.892	19.305	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.305	17.619	1*	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.983	5.661	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.661	7.947	8
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.947	9.102	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.102	8.784	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.784	10.196	12
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.075	13.774	1*	10.196	13.912	12
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.774	14.670	1*	13.912	14.839	12
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.670	15.914	1*	14.839	16.121	5
LVIP T. Rowe Price Structured Mid-Cap Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.179	14.261	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.261	17.963	7
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.963	16.942	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.942	19.334	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.334	25.571	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	26.077	27.513	1*	25.571	27.996	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	27.513	27.522	1*	27.996	28.046	6
LVIP Templeton Growth Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.287	5.967	1*	8.293	5.981	5
2009	N/A	N/A	N/A	N/A	N/A	N/A	5.967	7.490	1*	5.981	7.519	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	7.490	7.820	1*	7.519	7.863	5
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.863	7.476	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.476	8.891	5
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.891	10.462	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.462	10.062	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.062	9.080	6
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP UBS Large Cap Growth Managed Volatility
2006	N/A	N/A	N/A	N/A	N/A	N/A	12.822	13.777	1*	12.869	13.849	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	13.777	16.253	1*	13.849	16.362	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	16.253	9.423	1*	16.362	9.501	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	9.423	12.788	1*	9.501	12.912	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	12.788	13.951	1*	12.912	14.108	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	13.951	12.890	1*	14.108	13.055	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.055	14.909	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.909	18.358	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.358	18.976	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.976	18.869	1*
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP ContraFund® Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	11.001	10.688	1*	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.688	6.113	1*	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.113	8.073	1*	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	8.073	9.404	1*	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.404	8.378	1*	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.378	9.769	1*	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.085	14.407	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.407	15.467	5
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.496	8.627	1*	10.191	8.635	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	8.627	5.012	1*	8.635	5.024	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.024	7.022	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	6.994	8.490	1*	7.022	8.536	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.490	7.542	1*	8.536	7.595	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.542	9.171	1*	7.595	9.249	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.171	12.054	1*	9.249	12.175	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.054	12.788	1*	12.175	12.936	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.788	12.339	1*	12.936	12.500	1*
MFS VIT Growth
2006	N/A	N/A	N/A	10.818	11.428	1*	5.227	5.524	17	5.269	5.578	36
2007	N/A	N/A	N/A	N/A	N/A	N/A	5.524	6.558	15	5.578	6.632	29
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.558	4.023	15	6.632	4.074	22
2009	N/A	N/A	N/A	N/A	N/A	N/A	4.023	5.426	12	4.074	5.503	20
2010	N/A	N/A	N/A	N/A	N/A	N/A	5.426	6.130	11	5.503	6.226	17
2011	N/A	N/A	N/A	N/A	N/A	N/A	6.130	5.987	11	6.226	6.090	16
2012	N/A	N/A	N/A	N/A	N/A	N/A	5.987	6.884	11	6.090	7.013	15
2013	N/A	N/A	N/A	N/A	N/A	N/A	6.884	9.229	12	7.013	9.416	13
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.229	9.851	9	9.416	10.066	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.851	10.382	9	10.066	10.625	9
MFS VIT Total Return(13)
2004	11.235	12.240	3	11.248	12.259	13	11.573	12.620	138	11.631	12.702	344
2005	12.240	12.321	3	12.259	12.347	14	12.620	12.717	127	12.702	12.819	319
2006	12.321	13.495	3	12.347	13.530	11	12.717	13.942	110	12.819	14.075	237
2007	13.495	13.762	2	13.530	13.805	11	13.942	14.232	95	14.075	14.389	191
2008	13.762	10.489	2	13.805	10.527	4	14.232	10.858	75	14.389	10.994	158
2009	10.489	12.115	2	10.527	12.165	3	10.858	12.555	71	10.994	12.731	132
2010	12.115	13.032	2	12.165	13.093	3	12.555	13.519	60	12.731	13.729	102
2011	13.032	12.990	2	13.093	13.056	3	13.519	13.488	59	13.729	13.719	90
2012	12.990	14.139	1*	13.056	14.219	3	13.488	14.696	41	13.719	14.970	86
2013	14.139	15.641	1*	14.219	15.732	3	14.696	16.263	40	14.970	16.575	83
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.807	13.900	18	10.895	14.035	96
2007	N/A	N/A	N/A	N/A	N/A	N/A	13.900	17.415	15	14.035	17.610	79
2008	N/A	N/A	N/A	N/A	N/A	N/A	17.415	10.637	13	17.610	10.772	68
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.637	13.881	11	10.772	14.079	53
2010	N/A	N/A	N/A	N/A	N/A	N/A	13.881	15.476	8	14.079	15.719	47
2011	N/A	N/A	N/A	N/A	N/A	N/A	15.476	16.188	7	15.719	16.468	35
2012	N/A	N/A	N/A	N/A	N/A	N/A	16.188	18.000	7	16.468	18.339	30
2013	N/A	N/A	N/A	N/A	N/A	N/A	18.000	21.253	7	18.339	21.685	32
2014	N/A	N/A	N/A	N/A	N/A	N/A	21.253	23.476	4	21.685	23.990	33
2015	N/A	N/A	N/A	N/A	N/A	N/A	23.476	19.655	3	23.990	20.115	24
MFS® VIT II Core Equity(14)
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.220	12.508	4	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	12.508	13.621	4	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.621	8.117	4	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.117	10.542	4	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.542	12.100	4	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.100	11.733	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.733	13.361	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.361	17.614	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	17.614	19.198	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NB AMT Mid Cap Growth(1)
2004	10.450	11.926	2	10.461	11.944	4	10.473	11.964	15	10.510	12.024	10
2005	11.926	13.309	2	11.944	13.336	4	11.964	13.365	15	12.024	13.453	11
2006	13.309	14.978	2	13.336	15.016	4	13.365	15.056	11	13.453	15.177	11
2007	14.978	18.006	2	15.016	18.061	3	15.056	18.119	11	15.177	18.292	11
2008	18.006	10.005	2	18.061	10.040	3	18.119	10.077	8	18.292	10.189	7
2009	10.005	12.919	2	10.040	12.971	3	10.077	13.025	5	10.189	13.189	5
2010	12.919	16.364	2	12.971	16.438	3	13.025	16.515	5	13.189	16.748	5
2011	16.364	16.132	2	16.438	16.213	3	16.515	16.297	4	16.748	16.552	4
2012	16.132	17.793	1*	16.213	17.892	3	16.297	17.994	3	16.552	18.302	2
2013	17.793	20.296	1*	17.892	20.413	3	17.994	20.533	3	18.302	20.897	1*
NB AMT Mid Cap Intrinsic Value
2006	17.211	18.773	1*	17.231	18.803	2	17.285	18.872	3	17.380	19.005	7
2007	18.773	19.028	1*	18.803	19.068	2	18.872	19.148	3	19.005	19.311	7
2008	19.028	10.115	1*	19.068	10.142	2	19.148	10.189	1*	19.311	10.291	5
2009	10.115	14.545	1*	10.142	14.591	2	10.189	14.667	1*	10.291	14.836	2
2010	14.545	18.009	1*	14.591	18.074	2	14.667	18.177	1*	14.836	18.414	2
2011	18.009	16.521	1*	18.074	16.590	2	18.177	16.693	1*	18.414	16.936	1*
2012	16.521	18.728	1*	16.590	18.815	2	N/A	N/A	N/A	16.936	19.246	1*
2013	18.728	25.184	1*	18.815	25.313	2	N/A	N/A	N/A	19.246	25.945	1*
2014	25.184	28.129	1*	25.313	28.288	2	N/A	N/A	N/A	25.945	29.052	1*
2015	28.129	25.298	1*	28.288	25.454	1*	N/A	N/A	N/A	29.052	26.194	1*
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.612	12.499	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.499	15.276	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	15.239	13.837	1*	15.276	13.892	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	13.837	14.287	1*	13.892	14.365	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.365	12.051	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.051	9.646	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.646	7.053	1*
Putnam VT Global Health Care
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.311	11.437	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.437	11.182	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.182	9.121	5
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.121	11.305	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.305	11.394	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.394	11.076	4
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.817	23.305	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	23.305	24.708	1*
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Growth & Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.267	13.986	2
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.986	12.926	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	9.905	7.712	1*	12.926	7.794	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.712	9.833	1*	7.794	9.953	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.833	11.046	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.046	10.345	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.345	12.104	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.104	16.131	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.131	17.546	1*	15.962	17.891	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	17.546	15.937	1*	17.891	16.274	1*
Templeton Global Bond VIP
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.202	10.926	1*	9.873	10.952	2
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.926	11.912	1*	10.952	11.958	12
2008	N/A	N/A	N/A	12.117	12.403	4	11.912	12.425	5	11.958	12.492	19
2009	N/A	N/A	N/A	12.403	14.451	5	12.425	14.484	7	12.492	14.583	29
2010	N/A	N/A	N/A	14.451	16.236	5	14.484	16.281	11	14.583	16.417	21
2011	N/A	N/A	N/A	16.236	15.799	7	16.281	15.851	11	16.417	16.008	16
2012	N/A	N/A	N/A	15.799	17.846	9	15.851	17.914	11	16.008	18.118	15
2013	N/A	N/A	N/A	17.846	17.805	8	17.914	17.881	10	18.118	18.112	13
2014	N/A	N/A	N/A	17.805	17.799	7	17.881	17.884	10	18.112	18.142	12
2015	N/A	N/A	N/A	17.799	16.720	7	17.884	16.809	8	18.142	17.077	12
Templeton Growth VIP
2006	N/A	N/A	N/A	14.105	16.866	3	12.512	14.969	16	12.614	15.114	41
2007	N/A	N/A	N/A	16.866	16.945	2	14.969	15.047	15	15.114	15.215	41
2008	N/A	N/A	N/A	N/A	N/A	N/A	15.047	8.524	9	15.215	8.632	30
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.524	10.975	7	8.632	11.132	28
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.975	11.577	7	11.132	11.759	25
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.577	10.577	7	11.759	10.760	24
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.577	12.577	7	10.760	12.813	22
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.577	16.160	6	12.813	16.488	21
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.160	15.424	6	16.488	15.762	20
2015	N/A	N/A	N/A	N/A	N/A	N/A	15.424	14.166	5	15.762	14.498	17
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
A-19

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B —Charges for Lincoln Market SelectSM Advantage Rider
Charges and deductions (including examples) for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or later if the current version of the Lincoln Market SelectSM Advantage is not available in your state).
The initial rider charge is currently equal to an annual rate of 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The guaranteed maximum annual charge for the single life option is 2.25% (0.5625% quarterly) and 2.45% (0.6125% quarterly) for the joint life option. The guaranteed minimum annual charge for both single and joint life options is 0.75% (0.1875% quarterly). The initial annual rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease based on a formula that is tied to any change in the Volatility Index (VIX), which is an index of market volatility reported by the Chicago Board Options Exchange (“CBOE”). In general, as volatility increases, the quarterly charge rate increases and as volatility decreases, the quarterly charge rate decreases, subject to the maximums and minimums stated above. The charge rate is calculated using the average value of the VIX over a period of time. The average value of the VIX is determined using the values of the VIX as the close each day of the New York Stock Exchange is open for business, for the three-month period ending on the 14th day of the calendar month just prior to the quarterly rider charge deduction. We reserve the right to substitute this index with another index at any time and in our sole discretion. We will notify you in writing of such a change.
The maximum percentage that the charge rate can increase or decrease from the previously calculation rate is 0.05% for both single and joint life options, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. In addition, an excess volatility charge of 0.25% for both single and joint life options will also apply during times when the average value of the VIX equals or exceeds 50 over the three-month period described above. This excess volatility charge is added to any calculated charge rate, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. (The maximum percentage that the charge rate can change does not apply to the excess volatility charge.)
The quarterly charge rate will be calculated using the following formula: Initial quarterly rate + ([0.00625%] x (average daily value of the VIX – [19.00%])). You can find the value of the VIX for any given day by using the Chicago Board Options Exchange website at www.cboe.com. This calculation does not include any applicable excess volatility charge. The quarterly charge that was deducted for the prior quarter for this rider will appear on your quarterly statement.
The following example shows the calculation of the quarterly charge rate for the single life option beginning on the fifth quarterly anniversary of the rider through the eighth quarterly anniversary. The examples use the formula above and the following charge rates.
Initial Quarterly Charge Rate	0.2375%
Guaranteed Maximum Quarterly Charge Rate	0.5625%
Guaranteed Minimum Quarterly Charge Rate	0.1875%
Maximum Quarterly Charge Rate Change	0.05%
Excess Volatility Charge Rate	0.25%

Quarterly Anniversary	Average Value of the VIX for 3-month period	Calculated Quarterly Charge Rate using the formula*	Actual Quarterly Charge Rate
1st	17.23	-	0.2375%
2nd	18.92	-	0.2375%
3rd	25.47	-	0.2375%
4th	19.23	-	0.2375%
5th	17.66	0.2291%	0.2291%
6th	39.22	0.3638%	0.2791%
7th	51.25	0.4390%	0.5625%
8th	26.62	0.2851%	0.2851%
*This quarterly charge rate is using the formula above, and the result is prior to adjustments for the maximum quarterly charge rate change in addition to the guaranteed maximum and minimum quarterly charge rates, and any charge for excess volatility.
The quarterly charge rate for the first four quarterly anniversaries is 0.2375%. Starting on the fifth quarterly anniversary the quarterly charge rate begins to adjust.
5th Quarterly Anniversary
The average value of the VIX is 17.66.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (17.66 – 19.00)]
B-1

0.2375% + [0.00625% x (-1.34)]
0.2375% + (-0.008375%) = 0.2291%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fourth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2375% - 0.2291% = 0.0084% (a rate change of 0.0084% is less than the 0.05% maximum quarterly rate change)
0.2291% is less than the quarterly Guaranteed Maximum Charge rate (0.5625%) and greater than the quarterly Guaranteed Minimum Charge rate (0.1875%).
The actual quarterly charge rate is 0.2291%.
6th Quarterly Anniversary
The average value of the VIX increases to 39.22.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (39.22 – 19.00)]
0.2375% + [0.00625% x (20.22)]
0.2375% + (0.126375%) = 0.3638%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fifth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2291% - 0.3638% = -0.1347% (a rate change of -0.1347% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.2791% (5th quarterly anniversary charge rate + 0.05%).
0.2791% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2791%.
7th Quarterly Anniversary
The average value of the VIX increases to 51.25. Therefore, because the VIX exceeds 50, the excess volatility charge rate of 0.25% will apply.
Step 1: Calculate the quarterly charge rate based on the formula
0.2375% + [0.00625% x (51.25 – 19.00)]
0.2375% + [0.00625% x (32.25)]
0.2375% + (0.2015625%) = 0.4390%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Sixth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2791% - 0.4390% = -0.1599% (a rate change of -0.1599% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.3291% (sixth quarterly anniversary charge rate + 0.05%).
0.3291% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the minimum quarterly charge rate (0.1875%).
Step 3: Add excess volatility charge rate; Determine if quarterly charge rate calculated in Step 2 plus the excess volatility charge rate is at or below the guaranteed maximum quarterly charge rate.
0.3291% + 0.25% = 0.5791% which exceeds the maximum quarterly rider charge (0.5625%)
The actual quarterly charge rate is 0.5625%.
8th Quarterly Anniversary
The average value of the VIX decreases to 26.62.
Step 1: Calculate the quarterly charge rate based on the formula
B-2

0.2375% + [0.00625% x (26.62 – 19.00)]
0.2375% + [0.00625% x (7.62)]
0.2375% + (0.047625%) = 0.2851%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Seventh quarterly anniversary charge rate (prior to the excess volatility charge rate) minus quarterly charge rate calculated in Step 1 = 0.3291% - 0.2851% = 0.044% (a rate change of 0.044% is less than the 0.05% maximum quarterly rate change)
0.2851% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2851%.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
B-3

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

C-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

D-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

SAI 1

Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2016. You may obtain a copy of the Lincoln ChoicePlusSM Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $619,961,766, $606,129,776 and $561,689,144 to LFN and Selling Firms in 2013, 2014 and 2015 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
B-3

MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
B-4

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year access period and $8,957.45 with the 30-year access period.
At the end of the 20-year access period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options.
B-5

Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
About the CBOE Volatility Index
The “CBOE Volatility Index (VIX)” (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Chicago Board Options Exchange (”CBOE“) and has been licensed for use by The Lincoln National Life Insurance Company and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. CBOE®, CBOE Volatility Index and VIX™ are trademarks of the CBOE and have been licensed for use by SPDJI and Licensee. Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE. Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’s and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or CBOE without regard to Licensee or the Licensee’s Product(s). S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee
B-6

or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
B-7

Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life appear on the following pages.
B-8

Prospectus 2

Lincoln ChoicePlusSM II Access
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2016
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund

1

BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund*
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
LVIP BlackRock Emerging Markets Managed Volatility Fund*
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund*
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
2

LVIP VIP Mid Cap Managed Volatility Portfolio*
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series*
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advan-
tage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation

5

necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
We may apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.
•	Table E reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit and previously purchased Lincoln Market SelectSM Advantage.

TABLE A
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.75%
Administrative Charge	0.15%
Total Separate Account Expenses	1.90%
Estate Enhancement Benefit (EEB) Without 5% Step-up
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
5% Step-up Death Benefit
Mortality and Expense Risk Charge	1.65%
Administrative Charge	0.15%
Total Separate Account Expenses	1.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.50%
Administrative Charge	0.15%
Total Separate Account Expenses	1.65%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.40%
Administrative Charge	0.15%
Total Separate Account Expenses	1.55%

7

Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[4,5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market SelectSM Advantage (for riders purchased on or after May 16, 2016):[5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Lincoln Market SelectSM Advantage (for riders purchased prior to May 16, 2016):[6]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Guaranteed Minimum Annual Charge	0.75%	0.95%
Lincoln Lifetime IncomeSM Advantage:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[8]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[9]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[10]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[5]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and/or Automatic Annual Step-ups and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Deductions – Rider Charges – Lincoln Market SelectSM Advantage.
[6]	As an annualized percentage of the Income Base as increased by subsequent Purchase Payments and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. The initial annual charge rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease. The increase or decrease is based on a formula that is tied to any change in the Volatility Index (VIX). In addition, an excess volatility charge rate of 0.25% for both single and joint life options will also apply during times when the average VIX equals or exceeds 50 over a three-month period. See Appendix B.
[7]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information.
[8]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information.
8

[9]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information.
[10]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

TABLE B
Annual Account Fee:[1]	$35

i4LIFE® Advantage without
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.10%
Guarantee of Principal Death Benefit	1.95%
Account Value Death Benefit	1.90%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.10%	4.10%
Current Charge	2.75%	2.95%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%
Account Value Death Benefit
Guaranteed Maximum Charge	3.90%	3.90%
Current Charge	2.55%	2.75%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.60%
Current Charge	2.60%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.40%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.90% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.90%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is
9

added to the i4LIFE® Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE C
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.65%
Guarantee of Principal Death Benefit	1.55%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2,3]	Single Life	Joint LIfe
Guaranteed Maximum Annual Charge	2.00%	2.00%
Guaranteed Minimum Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who previously purchased 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.60%
Current Charge	2.75%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.60%

10

Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.55%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.90%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

TABLE E
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who previously purchased Lincoln Market SelectSM Advantage:	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.65%
Guarantee of Principal Death Benefit	1.55%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased on or after May 16, 2016):[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016):[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Guaranteed Minimum Annual Charge	0.75%	0.95%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market SelectSM Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market SelectSM Advantage current charge rate. (The Lincoln Market SelectSM Advantage charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge.)
[3]	At the time i4LIFE® Advantage Guaranteed Income Benefit is elected, the final calculated charge rate for Lincoln Market SelectSM Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for i4LIFE® Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE® Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the initial dollar amount (charge calculated above) is multiplied by the current Lincoln Market SelectSM Advantage quarterly rider charge rate divided by the prior quarterly rider charge rate. On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate divided by the prior quarterly rider charge rate is multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The quarterly rider charge rates are calculated as described above for Lincoln Market SelectSM Advantage, including the excess volatility charge.

11

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	2.02%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.33%	1.71%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2017.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$593	$1,798	$3,027	$6,212
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$593	$1,798	$3,027	$6,212
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Market SelectSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$637	$1,896	$3,131	$6,118
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$637	$1,896	$3,131	$6,118
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
12

Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
13

If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit
14

Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln Market SelectSM Advantage? Lincoln Market SelectSM Advantage is an optional rider that you may purchase that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Guaranteed Annual Income amount will vary, based on when you take your first withdrawal. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. You cannot simultaneously elect Lincoln Market SelectSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and The Contracts – Lincoln Market SelectSM Advantage.
What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage and Investment Requirements. This rider is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus (or “Plus Option”) provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and depending on when you purchased the rider, you may be subject to Investment Requirements. See The Contracts – Lincoln SmartSecurity® Advantage and Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk) and Investment Requirements. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is an optional rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). You cannot simultaneously elect 4LATER® Advantage (Managed Risk)
15

with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – 4LATER® Advantage (Managed Risk) and Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
16

Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
17

Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The
18

Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about June 13, 2016. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the
19

performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not offered in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
This fund is not offered in contracts issued on or after February 8, 2016.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
20

•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund is not offered in contracts issued on or after February 8, 2016.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(4)
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) This fund is not offered in contracts issued on or after February 8, 2016.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(4)
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
21

•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
22

•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) This fund is not offered in contracts issued on or after February 8, 2016.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return. This fund will be available on or about June 13, 2016. Consult your registered representative.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): This fund is not offered in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not offered in contracts issued on or after May 24, 2004
•	Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(3)	The Fund’s risk management style is not a guarantee, and the Fund’s shareholders may experience losses. The Fund employs hedging strategies designed to provide downside protection during sharp downward movements in equity markets. The use of these hedging strategies could limit the upside participation of the Fund in the rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(4)	The Fund’s managed volatility strategy is not a guarantee, and the Fund’s shareholders may experience losses. The Fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
23

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
24

•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB) in combination with 5% Step-up	Estate Enhancement Benefit rider (EEB) without 5% Step-up	5% Step-up Death Benefit	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)
Mortality and expense risk charge	1.75%	1.70%	1.65%	1.50%	1.40%
Administrative charge	0.15%	0.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.90%	1.85%	1.80%	1.65%	1.55%
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the
25

guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect, and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no further rider charge will be deducted.
Lincoln Market SelectSM Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market SelectSM Advantage which is deducted quarterly. For riders purchased on or after May 16, 2016, the current initial annual rider charge rate is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased for subsequent Purchase Payments and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Market SelectSM Advantage– Income Base.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
For Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or after May 16, 2016, if the current version of Lincoln Market SelectSM Advantage is not available in your state), a discussion of the charges, including examples, can be found in Appendix B of this prospectus.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be
26

made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider charge rate may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge rate will never exceed the guaranteed maximum annual charge rate of 1.50% of the Guaranteed Amount. Therefore, your charge rate for this rider could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge rate to increase (see below). You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days
27

after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
28

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.90% for the i4LIFE® Advantage Account Value Death Benefit; 1.95% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.10% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.90%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
29

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge rate for a total current charge rate, computed daily as follows: 2.75% for the i4LIFE® Advantage Account Value Death Benefit; 2.80% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.95% for the i4LIFE® Advantage EGMDB. These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk). If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (“Prior Rider”), you may carry over certain features of that rider to elect the version of i4LIFE® Advantage Guaranteed Income Benefit (version 4 or Managed Risk) available to you. If you make this election, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This charge rate is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions from the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The discussion below applies to all of the Prior Riders listed above, unless otherwise indicated.
The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total annual subaccount charge for the Death Benefit you have elected on your base contract also applies. The current annual initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option, unless Lincoln Market SelectSM Advantage was your Prior Rider. If Lincoln Market SelectSM Advantage was your Prior Rider, the current initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.65% for the EGMDB and 1.55% for the Guarantee of Principal Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the current charge rate of the Prior Rider. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
30

The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to the purchases of other Prior Riders, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 x 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge rate of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 x ($5,550/$5,175) x (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate (1.15%/1.05%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
31

i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% for the i4LIFE® Advantage Account Value Death Benefit; 2.60% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.75% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.40% for the i4LIFE® Advantage Account Value Death Benefit; 2.45% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.60% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
32

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
33

Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close,
34

then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the
35

fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
36

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified
37

contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
38

•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSGA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
39

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
The models are as follows:
•	The Lincoln SSGA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSGA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSGA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSGA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSGA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract
40

Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	33%
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
41

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. Check with your registered representative regarding state availability. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any. For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.
For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will begin deducting the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the
42

Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.
Estate Enhancement Benefit Rider (EEB Rider). This Death Benefit will no longer be available beginning May 16, 2016. The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	(Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
43

(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider is not available in the state of Washington. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE® Advantage.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM). This benefit is no longer available.
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.
The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or
•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit
44

options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the
45

Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Market SelectSM Advantage	On or after February 8, 2016	Option 3
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
46

If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders

Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Growth Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Emerging Markets Managed Volatility Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Foundation® Aggressive Allocation Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

47

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Core Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
48

1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 75% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP BlackRock Emerging Markets Managed Volatility Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Core Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA
49

Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders sections below, according to which rider you purchased. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
50

Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 2
Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account
51

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund

52

Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015. For Lincoln Market SelectSM Advantage riders, and for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
BlackRock Global Allocation V.I. Fund
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Growth Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account
53

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	MFS® VIT Total Return Series

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund*	All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund

54

•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund*
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
55

•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.
56

If you elect this rider at contract issue, it will be effective on the contract’s effective date. If you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
57

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider charge rate may increase to the current charge rate each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement that occurs after the tenth Benefit Year anniversary, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in these years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. See the earlier Income Base section. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
58

	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
59

Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 on the rider’s effective date, (4% Guaranteed Annual Income percentage), and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the
60

Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, and/or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
61

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the
62

Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market SelectSM Advantage; or
•	If the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
63

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
This discussion applies to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), and to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals.
64

See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln Market SelectSM Advantage
Lincoln Market SelectSM Advantage is a Living Benefit Rider available for purchase (if available in your state) that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero.
In order to purchase Lincoln Market SelectSM Advantage, your Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment will vary, depending on when you take your first withdrawal. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the amount of the charges. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market SelectSM
65

Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.
Availability. Lincoln Market SelectSM Advantage (if approved in your state) is available only to current Contractowners who have previously purchased a Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. If you terminate an existing rider to elect Lincoln Market SelectSM Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market SelectSM Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage.
In general, anytime you terminate a rider, you lose all Contract Value provided by that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market SelectSM Advantage. Your initial Income Base under Lincoln Market SelectSM Advantage will be equal to the Contract Value on the effective date of the Lincoln Market SelectSM Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market SelectSM Advantage before making your decision. Lincoln Market SelectSM Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, Lincoln Market SelectSM Advantage does not offer a 5% Enhancement like both Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk). Also, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and electing Lincoln Market SelectSM Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.
Lincoln Market SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect this rider and any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time. There is no guarantee that Lincoln Market SelectSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market SelectSM Advantage available to new purchasers.
If you purchase Lincoln Market SelectSM Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
66

a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market SelectSM Advantage Charge.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate from one of the tables below. The rate is based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you and your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, additional Purchase Payments, and Excess Withdrawals, as described below.
If you take a withdrawal prior to the fifth Benefit Year anniversary (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal), Table A will always be used to determine the Guaranteed Annual Income amount. As long as no withdrawals occur on or after the fifth Benefit Year anniversary, Table B will always be used.
Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.
Age	TABLE A		TABLE B
	Single Life Option	Joint Life Option*	Single Life Option	Joint Life Option*
55 – 58	2.5%	2.5%	3.5%	3.5%
59 – 64	3.0%	3.0%	4.0%	4.0%
65 – 74	4.0%	3.5%	5.0%	4.5%
75 +	4.0%	4.0%	5.0%	5.0%
*For the joint life option, age is based on the younger of you and your spouse.
For example, assume you purchase Lincoln Market SelectSM Advantage (single life option) at age 60, and you take your first withdrawal at age 63. Since the withdrawal occurred prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income percentage for this and all subsequent withdrawals, and the rate for your Guaranteed Annual Income will be 3.0%. If you took your second withdrawal and had an Automatic Annual Step-up at age 70, Table A still applies, and your Guaranteed Annual Income percentage is increased to 4.0%. If you wait to take your first withdrawal on or after the fifth Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income percentage for all Guaranteed Annual Income withdrawals.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to
67

the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount using a rate from Table A above and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The Contractowner is age 70 (4% Guaranteed Annual Income percentage), a withdrawal occurred prior to the fifth Benefit Year anniversary, with a Contract Value of $200,000 on the fifth Benefit Year anniversary:
Contract Value on the Benefit Year anniversary	$200,000
Income Base on the Benefit Year anniversary	$200,000
Initial Guaranteed Annual Income amount on the Benefit Year anniversary ($200,000 x 4%)	$8,000
Contract Value six months after Benefit Year anniversary	$210,000
Income Base six months after Benefit Year anniversary	$200,000
Withdrawal six months after Benefit Year anniversary when Contractowner is still age 70	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$8,200
The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 70 elected the single life option, waited until after the fifth Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount using a percentage from Table B, and the Contract Value under Lincoln Market SelectSM Advantage.
The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base.
68

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
69

The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market SelectSM Advantage has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Market SelectSM Advantage rider. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Market SelectSM Advantage, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Market SelectSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000 / $75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
c)$150,000 - $16,875 = $133,125 [$150,000 x ($9,000 / $80,000) = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
70

•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market SelectSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Market SelectSM Advantage may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you have the Lincoln Market SelectSM Advantage single life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) single life option. If you have the Lincoln Market SelectSM Advantage joint life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Market SelectSM Advantage and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4), you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market SelectSM Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market SelectSM Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market SelectSM Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
71

An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE® Advantage option). Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life
72

option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not
73

begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
74

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal
75

amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth Benefit Year anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
76

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444).
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different
77

from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
78

If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 59½ for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts – Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 59½ for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Maximum Annual Withdrawal Amount $5,000
79

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
c)	Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculations as follows:
a)	$80,000 - $9,000 = $71,000 (Reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
$95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c)	$150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase.
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
80

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
81

a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that
82

exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
83

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are
84

multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
85

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
86

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Contractowners with an active 4LATER® Advantage that wish to terminate 4LATER® Advantage and elect 4LATER® Advantage (Managed Risk) must first terminate 4LATER® Advantage (subject to the termination rules) before you will be able to elect 4LATER® Advantage (Managed Risk). See the 4LATER® Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of Lincoln Market SelectSM Advantage; or
87

•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the
88

Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they
89

begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and
90

the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
91

During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
92

2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit. Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit,
93

the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
94

Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections for prior purchasers of Lincoln Market SelectSM Advantage.
	Table A for i4LIFE® Advantage Regular Income Payments or withdrawals taken prior to the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)		Table B for i4LIFE® Advantage Regular Income Payments or withdrawals taken on and after the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)
Age	Single Life	Joint Life	Single Life	Joint Life
Under age 40	1.50%	1.50%	2.50%	2.50%
40 – 54	2.00%	2.00%	3.00%	3.00%
55 – 58	2.50%	2.50%	3.50%	3.50%
59 – 64	3.00%	3.00%	4.00%	4.00%
65 – 69	3.50%	3.00%	4.50%	4.00%
70 – 74	4.00%	3.50%	5.00%	4.50%
75 – 79	4.00%	4.00%	5.00%	5.00%
80+	4.50%	4.50%	5.50%	5.50%

*	Purchasers of Lincoln Market SelectSM Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
95

i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% x $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
96

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Lincoln Market SelectSM Advantage. Contractowners who purchase Lincoln Market SelectSM Advantage are guaranteed the right, in the future, to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market SelectSM Advantage.
If this election is made, you can use the greater of the Income Base under Lincoln Market SelectSM Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (version 4). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under the joint life option) at the time the Guaranteed Income Benefit is elected. The initial Guaranteed Income Benefit will be lower if you took your first withdrawal (either a Guaranteed Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE® Advantage Guaranteed Income Benefit prior to the fifth Benefit Year anniversary of the Lincoln Market SelectSM Advantage rider.
The specific percentages and the corresponding age-bands for this rider are outlined on the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. Prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Income Benefit amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) or begin receiving Regular Income Payments under i4LIFE® Advantage Guaranteed Income Benefit, prior to the fifth Benefit Year anniversary, Table A will always be used to establish the Guaranteed Income Benefit. On or after the fifth Benefit Year anniversary, as long as no withdrawals occurred prior to the fifth Benefit Year anniversary, Table B will always be used.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage may elect the Guaranteed Income Benefit version currently available to them. At the time the initial Guaranteed Income Benefit is determined, the remaining Guaranteed Amount (if greater than the Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life (joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
97

Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
98

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
99

4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
100

Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not
101

attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
102

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
103

Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose
104

any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest
105

Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
106

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B +K)[n]
where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
107

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.50% of Purchase Payments, plus up to 0.25% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory
108

reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
109

Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be
110

taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
111

Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit
112

loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal
113

income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners
114

would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which
115

may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
116

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
About the CBOE Volatility Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM II Access
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM II Access.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
117

(This page intentionally left blank)
118

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2006	N/A	N/A	N/A	9.771	10.396	3	N/A	N/A	N/A	4.156	4.431	91	N/A	N/A	N/A
2007	N/A	N/A	N/A	10.396	12.237	2	N/A	N/A	N/A	4.431	5.226	108	N/A	N/A	N/A
2008	N/A	N/A	N/A	12.237	6.310	2	N/A	N/A	N/A	5.226	2.700	71	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.310	9.487	2	N/A	N/A	N/A	2.700	4.067	68	N/A	N/A	N/A
2010	N/A	N/A	N/A	9.487	11.044	2	N/A	N/A	N/A	4.067	4.744	67	N/A	N/A	N/A
2011	N/A	N/A	N/A	11.044	8.303	2	N/A	N/A	N/A	4.744	3.574	63	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.303	9.230	2	N/A	N/A	N/A	3.574	3.981	67	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.230	11.138	2	N/A	N/A	N/A	3.981	4.814	66	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.138	11.460	2	N/A	N/A	N/A	4.814	4.963	68	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.460	11.548	2	N/A	N/A	N/A	4.963	5.011	1*	N/A	N/A	N/A
AB VPS Growth and Income(1)
2004	11.190	12.211	11	10.241	11.181	9	10.205	11.148	61	10.257	11.221	289	11.281	12.354	57
2005	12.211	12.532	12	11.181	11.481	10	11.148	11.452	45	11.221	11.545	234	12.354	12.723	76
2006	12.532	14.385	13	11.481	13.185	7	11.452	13.158	23	11.545	13.285	212	12.723	14.655	65
2007	14.385	14.800	10	13.185	13.573	3	13.158	13.552	21	13.285	13.703	144	14.655	15.130	63
2008	14.800	8.612	5	13.573	7.902	3	13.552	7.894	12	13.703	7.993	133	15.130	8.835	55
2009	8.612	10.169	4	7.902	9.335	3	7.894	9.330	9	7.993	9.463	73	8.835	10.469	50
2010	10.169	11.255	3	9.335	10.337	3	9.330	10.337	9	9.463	10.499	65	10.469	11.628	32
2011	11.255	11.713	3	10.337	10.763	1*	10.337	10.769	4	10.499	10.954	45	11.628	12.144	25
2012	11.713	13.475	3	10.763	12.388	1*	10.769	12.401	2	10.954	12.633	38	12.144	14.019	13
2013	13.475	15.734	3	12.388	14.468	1*	12.401	14.485	2	12.633	14.765	37	14.019	16.391	9
AB VPS International Value(2)
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.722	11.832	1*	10.571	11.842	5	11.021	11.850	1*
2007	N/A	N/A	N/A	11.697	12.257	1*	11.832	12.269	1*	11.842	12.297	5	11.850	12.318	1*
2008	11.982	5.614	1*	12.257	5.621	1*	12.269	5.629	1*	12.297	5.651	6	12.318	5.666	1*
2009	N/A	N/A	N/A	5.621	7.414	1*	5.629	7.429	1*	5.651	7.468	5	N/A	N/A	N/A
2010	7.401	7.574	2	7.414	7.591	1*	N/A	N/A	N/A	7.468	7.662	6	N/A	N/A	N/A
2011	7.574	5.987	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.662	6.071	2	N/A	N/A	N/A
2012	5.987	6.708	1*	N/A	N/A	N/A	N/A	N/A	N/A	6.071	6.820	1*	N/A	N/A	N/A
2013	6.708	7.374	1*	N/A	N/A	N/A	N/A	N/A	N/A	6.820	7.504	1*	N/A	N/A	N/A
AB VPS Large Cap Growth
2006	11.751	11.456	2	10.844	10.577	7	6.192	6.042	14	6.243	6.101	78	11.931	11.672	10
2007	11.456	12.771	2	10.577	11.797	4	6.042	6.743	10	6.101	6.819	69	11.672	13.057	10
2008	12.771	7.541	1*	11.797	6.969	4	6.743	3.985	8	6.819	4.036	95	13.057	7.737	10
2009	7.541	10.145	1*	6.969	9.380	3	3.985	5.366	8	4.036	5.443	80	7.737	10.444	13
2010	10.145	10.932	1*	9.380	10.113	4	5.366	5.789	8	5.443	5.881	82	10.444	11.295	13
2011	10.932	10.375	1*	10.113	9.603	2	5.789	5.499	6	5.881	5.595	82	11.295	10.757	13
2012	10.375	11.821	1*	9.603	10.947	2	5.499	6.272	2	5.595	6.391	11	10.757	12.300	4
2013	11.821	15.891	1*	10.947	14.722	2	6.272	8.440	2	6.391	8.613	13	12.300	16.592	4
2014	15.891	17.751	1*	14.722	16.453	1*	8.440	9.437	2	8.613	9.644	36	16.592	18.598	3
2015	17.751	19.307	1*	16.453	17.904	1*	9.437	10.274	2	9.644	10.516	40	18.598	20.300	1*
AB VPS Small/Mid Cap Value
2006	18.422	20.642	3	18.459	20.694	2	18.499	20.750	2	18.619	20.915	18	18.700	21.027	20
2007	20.642	20.564	4	20.694	20.626	2	20.750	20.691	1*	20.915	20.887	18	21.027	21.020	16
2008	20.564	12.964	4	20.626	13.009	1*	20.691	13.057	3	20.887	13.201	18	21.020	13.298	12
2009	12.964	18.146	3	13.009	18.219	1*	13.057	18.295	1*	13.201	18.524	17	13.298	18.679	10
2010	18.146	22.538	2	18.219	22.640	1*	18.295	22.746	1*	18.524	23.065	18	18.679	23.282	6
2011	22.538	20.207	2	22.640	20.309	1*	22.746	20.414	1*	23.065	20.731	14	23.282	20.947	5
2012	20.207	23.489	2	20.309	23.619	1*	20.414	23.753	1*	20.731	24.159	12	20.947	24.435	3
2013	23.489	31.721	7	23.619	31.912	9	23.753	32.110	1*	24.159	32.707	13	24.435	33.114	3
2014	31.721	33.908	7	31.912	34.130	8	32.110	34.358	1*	32.707	35.050	11	33.114	35.521	3
2015	33.908	31.375	7	34.130	31.596	6	34.358	31.824	1*	35.050	32.513	9	35.521	32.983	2
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	10.042	10.389	25	N/A	N/A	N/A	N/A	N/A	N/A	9.905	10.404	23	10.042	10.410	13
2005	10.389	10.352	29	10.392	10.360	1*	10.395	10.368	1*	10.404	10.393	70	10.410	10.410	191
2006	10.352	10.317	28	10.360	10.330	1*	10.368	10.344	1*	10.393	10.384	79	10.410	10.411	109
2007	10.317	11.085	3	10.330	11.105	1*	10.344	11.125	1*	10.384	11.185	65	10.411	11.226	109
2008	11.085	10.702	12	11.105	10.727	23	11.125	10.752	2	11.185	10.826	77	11.226	10.876	99
2009	10.702	11.576	46	10.727	11.608	49	10.752	11.641	1*	10.826	11.740	102	10.876	11.806	88
2010	11.576	11.938	47	11.608	11.977	42	11.641	12.016	30	11.740	12.136	101	11.806	12.217	85
2011	11.938	13.089	44	11.977	13.138	42	12.016	13.188	29	12.136	13.340	93	12.217	13.442	60
2012	13.089	13.791	35	13.138	13.850	41	13.188	13.910	29	13.340	14.091	104	13.442	14.212	55
2013	13.791	13.479	33	13.850	13.540	42	13.910	13.601	29	14.091	13.785	89	14.212	13.910	54
American Funds Global Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	12.611	14.916	3	12.641	14.975	41	12.662	15.014	44
2007	16.079	16.765	3	N/A	N/A	N/A	14.916	16.826	3	14.975	16.917	39	15.014	16.978	32
2008	16.765	10.135	15	15.185	10.158	17	16.826	10.181	6	16.917	10.252	19	16.978	10.299	32
2009	10.135	14.151	12	10.158	14.190	14	10.181	14.230	5	10.252	14.350	26	10.299	14.431	23
2010	14.151	15.515	10	14.190	15.566	14	14.230	15.618	4	14.350	15.773	20	14.431	15.878	19
2011	15.515	13.870	10	15.566	13.923	15	15.618	13.976	2	15.773	14.136	15	15.878	14.244	12
2012	13.870	16.680	10	13.923	16.752	14	13.976	16.824	2	14.136	17.043	13	14.244	17.190	8
2013	N/A	N/A	N/A	N/A	N/A	N/A	16.824	21.345	2	17.043	21.655	11	17.190	21.864	7
2014	N/A	N/A	N/A	N/A	N/A	N/A	21.345	21.450	2	21.655	21.793	10	21.864	22.026	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	21.450	22.528	2	21.793	22.924	9	22.026	23.191	4
American Funds Global Small Capitalization
2006	21.805	26.541	9	21.853	26.612	2	12.356	15.055	7	12.458	15.201	159	22.139	27.042	49
2007	26.541	31.622	3	26.612	31.723	1*	15.055	17.955	6	15.201	18.157	147	27.042	32.332	43
2008	31.622	14.420	2	31.723	14.473	1*	17.955	8.196	2	18.157	8.301	84	32.332	14.796	31
2009	14.420	22.822	2	14.473	22.917	1*	8.196	12.984	3	8.301	13.170	70	14.796	23.498	23
2010	22.822	27.412	1*	22.917	27.540	1*	12.984	15.611	3	13.170	15.858	62	23.498	28.323	24
2011	27.412	21.746	1*	27.540	21.859	1*	15.611	12.397	3	15.858	12.612	54	28.323	22.548	19
2012	21.746	25.216	1*	21.859	25.359	1*	12.397	14.389	3	12.612	14.661	41	22.548	26.237	14
2013	25.216	31.738	1*	25.359	31.934	1*	14.389	18.129	3	14.661	18.499	39	26.237	33.139	13
2014	31.738	31.801	1*	31.934	32.014	1*	18.129	18.184	3	18.499	18.583	33	33.139	33.322	8
2015	31.801	31.286	1*	32.014	31.511	1*	18.184	17.907	3	18.583	18.327	29	33.322	32.897	8
American Funds Growth
2006	15.407	16.662	45	13.564	14.676	20	9.062	9.810	95	9.136	9.904	1,273	15.643	16.976	298
2007	16.662	18.367	43	14.676	16.186	16	9.810	10.824	71	9.904	10.945	1,084	16.976	18.779	260
2008	18.367	10.097	28	16.186	8.902	11	10.824	5.956	45	10.945	6.032	969	18.779	10.360	281
2009	10.097	13.811	27	8.902	12.183	11	5.956	8.156	41	6.032	8.272	871	10.360	14.221	258
2010	13.811	16.083	25	12.183	14.194	13	8.156	9.507	35	8.272	9.657	776	14.221	16.618	170
2011	16.083	15.105	24	14.194	13.338	13	9.507	8.938	24	9.657	9.092	639	16.618	15.662	126
2012	15.105	17.473	21	13.338	15.436	13	8.938	10.349	22	9.092	10.543	522	15.662	18.180	114
2013	17.473	22.305	15	15.436	19.715	13	10.349	13.224	19	10.543	13.493	460	18.180	23.290	91
2014	22.305	23.747	19	19.715	21.000	13	13.224	14.094	15	13.493	14.401	388	23.290	24.883	62
2015	23.747	24.898	17	21.000	22.029	13	14.094	14.791	15	14.401	15.137	317	24.883	26.180	56
American Funds Growth-Income
2006	13.238	14.963	155	12.348	13.965	58	12.349	13.972	69	12.449	14.107	916	13.439	15.244	475
2007	14.963	15.422	121	13.965	14.400	49	13.972	14.415	54	14.107	14.576	776	15.244	15.767	397
2008	15.422	9.404	49	14.400	8.786	6	14.415	8.799	38	14.576	8.911	635	15.767	9.648	337
2009	9.404	12.110	44	8.786	11.319	5	8.799	11.342	32	8.911	11.503	534	9.648	12.468	303
2010	12.110	13.240	42	11.319	12.381	5	11.342	12.413	24	11.503	12.608	474	12.468	13.679	239
2011	13.240	12.753	36	12.381	11.932	5	12.413	11.968	15	12.608	12.174	413	13.679	13.222	169
2012	12.753	14.701	28	11.932	13.761	5	11.968	13.809	14	12.174	14.069	346	13.222	15.295	157
2013	14.701	19.256	17	13.761	18.034	5	13.809	18.107	12	14.069	18.475	306	15.295	20.105	135
2014	19.256	20.903	21	18.034	19.586	5	18.107	19.675	11	18.475	20.105	266	20.105	21.901	100
2015	20.903	20.808	16	19.586	19.507	5	19.675	19.605	10	20.105	20.064	220	21.901	21.877	89
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2006	16.718	19.517	29	15.796	18.449	21	9.537	11.144	48	9.615	11.253	619	16.972	19.882	186
2007	19.517	22.984	31	18.449	21.737	29	11.144	13.137	37	11.253	13.285	582	19.882	23.496	173
2008	22.984	13.051	17	21.737	12.350	8	13.137	7.467	18	13.285	7.563	451	23.496	13.389	116
2009	13.051	18.321	15	12.350	17.345	8	7.467	10.493	16	7.563	10.644	386	13.389	18.862	104
2010	18.321	19.277	12	17.345	18.259	5	10.493	11.052	13	10.644	11.227	344	18.862	19.915	88
2011	19.277	16.273	8	18.259	15.421	4	11.052	9.338	15	11.227	9.501	294	19.915	16.870	62
2012	16.273	18.826	5	15.421	17.849	4	9.338	10.814	11	9.501	11.019	234	16.870	19.585	66
2013	18.826	22.468	4	17.849	21.313	4	10.814	12.920	10	11.019	13.184	237	19.585	23.456	61
2014	22.468	21.460	6	21.313	20.368	4	12.920	12.352	9	13.184	12.624	206	23.456	22.483	49
2015	21.460	20.103	5	20.368	19.089	4	12.352	11.583	8	12.624	11.855	169	22.483	21.135	44
BlackRock Global Allocation V.I.
2009	11.157	11.551	26	N/A	N/A	N/A	N/A	N/A	N/A	10.253	11.569	59	10.809	11.576	37
2010	11.551	12.440	37	11.555	12.450	2	11.558	12.460	1*	11.569	12.491	56	11.576	12.511	65
2011	12.440	11.762	39	12.450	11.777	2	12.460	11.792	3	12.491	11.839	59	12.511	11.870	31
2012	11.762	12.690	19	11.777	12.713	2	11.792	12.736	3	11.839	12.806	41	11.870	12.852	28
2013	12.690	14.247	34	12.713	14.280	19	12.736	14.313	2	12.806	14.412	32	12.852	14.479	9
2014	14.247	14.249	32	14.280	14.289	20	14.313	14.330	2	14.412	14.450	31	14.479	14.532	9
2015	14.249	13.840	30	14.289	13.887	14	14.330	13.933	2	14.450	14.071	26	14.532	14.165	8
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Delaware VIP Diversified Income
2006	10.588	11.175	31	10.597	11.190	1*	10.605	11.204	4	10.631	11.248	53	10.648	11.277	51
2007	11.175	11.778	40	11.190	11.799	1*	11.204	11.820	4	11.248	11.884	82	11.277	11.927	49
2008	11.778	10.990	53	11.799	11.015	27	11.820	11.041	10	11.884	11.117	87	11.927	11.168	63
2009	10.990	13.658	38	11.015	13.696	17	11.041	13.735	25	11.117	13.851	82	11.168	13.928	61
2010	13.658	14.455	38	13.696	14.503	14	13.735	14.551	17	13.851	14.696	64	13.928	14.793	52
2011	14.455	15.056	37	14.503	15.113	14	14.551	15.171	17	14.696	15.345	53	14.793	15.462	30
2012	15.056	15.788	28	15.113	15.856	14	15.171	15.925	16	15.345	16.131	41	15.462	16.271	28
2013	15.788	15.271	8	15.856	15.344	1*	15.925	15.418	14	16.131	15.642	37	16.271	15.793	17
2014	15.271	15.730	7	15.344	15.814	1*	15.418	15.898	10	15.642	16.152	34	15.793	16.325	15
2015	15.730	15.227	5	15.814	15.316	1*	15.898	15.405	9	16.152	15.675	31	16.325	15.858	13
Delaware VIP Emerging Markets
2006	32.013	39.833	1*	32.081	39.937	1*	31.089	36.526	1*	24.206	30.194	40	16.986	21.209	109
2007	39.833	54.134	2	39.937	54.303	1*	36.526	49.690	1*	30.194	41.137	53	21.209	28.925	104
2008	54.134	25.662	1*	54.303	25.756	1*	N/A	N/A	N/A	41.137	19.550	32	28.925	13.760	79
2009	25.662	44.737	1*	25.756	44.922	1*	30.006	41.147	1*	19.550	34.167	32	13.760	24.072	71
2010	44.737	51.889	2	N/A	N/A	N/A	41.147	47.773	1*	34.167	39.728	32	24.072	28.019	41
2011	51.889	40.729	2	N/A	N/A	N/A	47.773	37.535	1*	39.728	31.262	25	28.019	22.070	37
2012	40.729	45.632	1*	N/A	N/A	N/A	37.535	42.096	1*	31.262	35.112	24	22.070	24.813	36
2013	45.632	49.187	1*	N/A	N/A	N/A	42.096	45.421	1*	35.112	37.943	24	24.813	26.840	27
2014	49.187	44.273	1*	N/A	N/A	N/A	45.421	40.924	1*	37.943	34.237	17	26.840	24.243	25
2015	44.273	37.020	1*	N/A	N/A	N/A	40.924	34.255	1*	34.237	28.701	16	24.243	20.343	23
Delaware VIP High Yield
2006	14.709	16.192	13	14.225	15.667	9	12.050	13.278	11	12.151	13.409	248	14.932	16.495	76
2007	16.192	16.292	8	15.667	15.771	4	13.278	13.373	10	13.409	13.526	129	16.495	16.655	72
2008	16.292	12.080	9	15.771	11.700	3	13.373	9.926	7	13.526	10.054	125	16.655	12.393	53
2009	12.080	17.620	8	11.700	17.074	6	9.926	14.492	7	10.054	14.702	99	12.393	18.139	39
2010	17.620	19.866	6	17.074	19.260	3	14.492	16.356	3	14.702	16.618	96	18.139	20.524	16
2011	19.866	19.946	4	19.260	19.348	3	16.356	16.439	3	16.618	16.727	92	20.524	20.679	11
2012	19.946	22.968	1*	19.348	22.290	3	16.439	18.948	2	16.727	19.308	93	20.679	23.895	9
2013	22.968	24.558	1*	22.290	23.845	3	18.948	20.281	2	19.308	20.697	87	23.895	25.639	8
2014	24.558	23.967	1*	23.845	23.283	3	20.281	19.812	2	20.697	20.249	74	25.639	25.109	7
2015	23.967	21.899	1*	23.283	21.284	3	19.812	18.121	1*	20.249	18.548	51	25.109	23.023	5
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.927	10.197	14
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.197	10.466	13
2008	N/A	N/A	N/A	10.108	10.130	1*	N/A	N/A	N/A	10.360	10.202	1*	10.466	10.238	15
2009	N/A	N/A	N/A	10.130	11.196	9	N/A	N/A	N/A	10.202	11.298	61	10.238	11.349	59
2010	11.168	11.429	7	11.196	11.462	11	N/A	N/A	N/A	11.298	11.590	108	11.349	11.655	69
2011	11.429	11.500	6	11.462	11.540	11	N/A	N/A	N/A	11.590	11.692	71	11.655	11.769	58
2012	11.500	11.569	5	11.540	11.614	11	N/A	N/A	N/A	11.692	11.791	82	11.769	11.880	53
2013	11.569	11.200	3	11.614	11.250	11	N/A	N/A	N/A	11.791	11.444	72	11.880	11.542	51
2014	11.200	11.148	2	11.250	11.203	11	N/A	N/A	N/A	11.444	11.419	65	11.542	11.529	51
2015	11.148	11.007	2	11.203	11.067	11	N/A	N/A	N/A	11.419	11.303	55	11.529	11.423	40
Delaware VIP REIT
2006	19.383	25.166	28	18.844	24.479	31	20.775	27.000	8	20.944	27.260	95	19.679	25.640	41
2007	25.166	21.191	21	24.479	20.623	26	27.000	22.758	7	27.260	23.012	67	25.640	21.666	34
2008	21.191	13.455	10	20.623	13.101	10	22.758	14.464	6	23.012	14.648	52	21.666	13.805	31
2009	13.455	16.270	4	13.101	15.849	4	14.464	17.508	4	14.648	17.756	42	13.805	16.752	25
2010	16.270	20.212	4	15.849	19.699	4	17.508	21.771	3	17.756	22.114	48	16.752	20.883	16
2011	20.212	21.937	4	19.699	21.391	4	21.771	23.653	2	22.114	24.062	44	20.883	22.745	7
2012	21.937	25.099	3	21.391	24.487	5	23.653	27.090	2	24.062	27.599	40	22.745	26.115	4
2013	25.099	25.100	7	24.487	24.500	9	27.090	27.118	2	27.599	27.669	33	26.115	26.208	3
2014	25.100	31.800	6	24.500	31.056	9	27.118	34.391	2	27.669	35.142	30	26.208	33.319	3
2015	31.800	32.301	5	31.056	31.560	8	34.391	34.967	2	35.142	35.784	22	33.319	33.963	3
Delaware VIP Small Cap Value
2006	19.297	21.941	40	18.007	20.485	33	21.334	24.282	18	21.504	24.512	100	19.590	22.353	89
2007	21.941	20.056	33	20.485	18.734	28	24.282	22.218	13	24.512	22.462	80	22.353	20.504	40
2008	20.056	13.761	12	18.734	12.860	9	22.218	15.260	7	22.462	15.451	65	20.504	14.118	32
2009	13.761	17.764	15	12.860	16.609	15	15.260	19.718	4	15.451	19.995	48	14.118	18.289	29
2010	17.764	22.993	13	16.609	21.509	16	19.718	25.547	4	19.995	25.945	41	18.289	23.755	21
2011	22.993	22.201	13	21.509	20.779	14	25.547	24.692	4	25.945	25.115	32	23.755	23.017	19
2012	22.201	24.753	10	20.779	23.179	14	24.692	27.559	2	25.115	28.072	30	23.017	25.753	15
2013	24.753	32.344	3	23.179	30.302	4	27.559	36.045	2	28.072	36.772	26	25.753	33.769	11
2014	32.344	33.518	2	30.302	31.418	4	36.045	37.391	2	36.772	38.202	20	33.769	35.117	9
2015	33.518	30.762	2	31.418	28.849	4	37.391	34.351	2	38.202	35.148	17	35.117	32.343	8
Delaware VIP Smid Cap Growth(4)
2006	15.138	15.943	17	14.489	15.267	7	7.660	8.075	25	7.723	8.154	181	15.370	16.244	22
2007	15.943	17.279	15	15.267	16.555	3	8.075	8.760	23	8.154	8.859	109	16.244	17.666	21
2008	17.279	9.009	3	16.555	8.636	3	8.760	4.572	17	8.859	4.630	86	17.666	9.243	14
2009	9.009	13.646	3	8.636	13.087	3	4.572	6.932	9	4.630	7.031	64	9.243	14.050	8
2010	16.188	18.301	3	15.531	17.560	3	8.230	9.306	9	8.358	9.454	60	16.713	18.909	6
2011	18.301	19.375	3	17.560	18.600	2	9.306	9.862	6	9.454	10.034	60	18.909	20.089	6
2012	19.375	21.047	1*	18.600	20.215	2	9.862	10.724	4	10.034	10.927	47	20.089	21.899	2
2013	21.047	29.113	6	20.215	27.976	11	10.724	14.849	4	10.927	15.152	46	21.899	30.398	2
2014	29.113	29.385	6	27.976	28.252	11	14.849	15.002	4	15.152	15.332	37	30.398	30.790	2
2015	29.385	30.940	6	28.252	29.761	8	15.002	15.812	4	15.332	16.183	40	30.790	32.532	2
Delaware VIP U.S. Growth
2006	N/A	N/A	N/A	11.115	11.136	2	N/A	N/A	N/A	11.211	11.254	11	11.257	11.313	11
2007	N/A	N/A	N/A	11.136	12.285	2	N/A	N/A	N/A	11.254	12.440	8	11.313	12.517	11
2008	N/A	N/A	N/A	12.285	6.891	2	N/A	N/A	N/A	12.440	6.992	7	12.517	7.042	11
2009	N/A	N/A	N/A	6.891	9.669	2	N/A	N/A	N/A	6.992	9.831	5	7.042	9.912	1*
2010	N/A	N/A	N/A	9.669	10.777	2	N/A	N/A	N/A	9.831	10.980	4	9.912	11.081	1*
2011	N/A	N/A	N/A	10.777	11.374	1*	N/A	N/A	N/A	10.980	11.610	7	11.081	11.729	1*
2012	N/A	N/A	N/A	11.374	12.947	1*	N/A	N/A	N/A	11.610	13.242	11	11.729	13.391	1*
2013	N/A	N/A	N/A	12.947	17.087	1*	N/A	N/A	N/A	13.242	17.512	20	13.391	17.727	1*
2014	N/A	N/A	N/A	17.087	18.868	1*	N/A	N/A	N/A	17.512	19.377	18	17.727	19.633	1*
2015	N/A	N/A	N/A	18.868	19.463	1*	N/A	N/A	N/A	19.377	20.028	10	N/A	N/A	N/A
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2006	12.959	15.741	3	12.075	14.674	3	12.772	15.530	6	12.876	15.678	83	13.157	16.037	18
2007	15.741	14.982	2	14.674	13.974	3	15.530	14.796	6	15.678	14.960	66	16.037	15.317	14
2008	14.982	9.765	1*	13.974	9.112	3	14.796	9.653	6	14.960	9.775	58	15.317	10.018	11
2009	9.765	11.273	1*	9.112	10.524	2	9.653	11.155	4	9.775	11.312	49	10.018	11.606	9
2010	11.273	12.756	1*	10.524	11.915	2	11.155	12.635	2	11.312	12.832	41	11.606	13.178	8
2011	12.756	13.674	1*	11.915	12.780	2	12.635	13.558	1*	12.832	13.791	40	13.178	14.177	9
2012	13.674	15.354	1*	12.780	14.356	2	13.558	15.239	1*	13.791	15.524	32	14.177	15.974	6
2013	15.354	20.093	1*	14.356	18.797	2	15.239	19.962	1*	15.524	20.366	30	15.974	20.978	6
2014	20.093	22.416	1*	18.797	20.981	2	19.962	22.292	1*	20.366	22.778	25	20.978	23.485	5
2015	22.416	21.853	1*	20.981	20.464	2	22.292	21.754	1*	22.778	22.262	23	23.485	22.976	5
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	11.468	12.619	4	N/A	N/A	N/A	N/A	N/A	N/A	11.483	12.667	1*	11.514	12.714	17
2011	12.619	11.995	4	N/A	N/A	N/A	12.642	12.029	1*	12.667	12.071	1*	12.714	12.128	7
2012	11.995	12.872	4	N/A	N/A	N/A	12.029	12.921	1*	N/A	N/A	N/A	12.128	13.060	7
2013	12.872	12.724	2	N/A	N/A	N/A	12.921	12.786	1*	N/A	N/A	N/A	N/A	N/A	N/A
2014	12.724	12.889	2	N/A	N/A	N/A	12.786	12.964	1*	N/A	N/A	N/A	N/A	N/A	N/A
2015	12.889	11.819	2	N/A	N/A	N/A	12.964	11.900	1*	N/A	N/A	N/A	N/A	N/A	N/A
Deutsche Equity 500 Index VIP
2006	12.041	13.649	1*	12.068	13.686	2	8.308	9.426	6	8.376	9.517	106	12.223	13.903	4
2007	13.649	14.101	2	13.686	14.146	2	9.426	9.749	6	9.517	9.857	92	13.903	14.414	2
2008	14.101	8.695	1*	14.146	8.728	2	9.749	6.017	4	9.857	6.094	80	14.414	8.920	1*
2009	8.695	10.777	1*	8.728	10.823	2	6.017	7.466	2	6.094	7.572	59	8.920	11.094	1*
2010	10.777	12.129	1*	10.823	12.187	2	7.466	8.411	3	7.572	8.543	46	11.094	12.530	1*
2011	12.129	12.119	1*	12.187	12.183	2	8.411	8.412	1*	8.543	8.557	42	12.530	12.563	1*
2012	12.119	13.758	1*	12.183	13.837	1*	8.412	9.559	1*	8.557	9.739	47	12.563	14.312	1*
2013	13.758	17.809	1*	13.837	17.920	1*	9.559	12.386	1*	9.739	12.638	58	14.312	18.591	1*
2014	17.809	19.813	1*	17.920	19.947	1*	12.386	13.794	1*	12.638	14.096	19	18.591	20.757	1*
2015	19.813	19.660	1*	19.947	19.803	1*	13.794	13.702	1*	14.096	14.022	10	20.757	20.668	1*
Deutsche Small Cap Index VIP(5)
2006	16.019	18.467	5	N/A	N/A	N/A	16.087	18.564	1*	16.192	18.713	39	16.261	18.811	10
2007	18.467	17.775	3	N/A	N/A	N/A	18.564	17.886	1*	18.713	18.057	36	18.811	18.170	10
2008	17.775	11.489	2	N/A	N/A	N/A	17.886	11.572	1*	18.057	11.700	28	18.170	11.785	9
2009	11.489	14.268	2	N/A	N/A	N/A	11.572	14.386	1*	11.700	14.567	24	11.785	14.688	8
2010	14.268	17.695	1*	N/A	N/A	N/A	14.386	17.859	1*	14.567	18.111	19	14.688	18.279	7
2011	17.695	16.595	1*	N/A	N/A	N/A	17.859	16.766	1*	18.111	17.028	16	18.279	17.203	4
2012	16.595	18.929	1*	N/A	N/A	N/A	16.766	19.143	1*	17.028	19.471	15	17.203	19.691	4
2013	18.929	25.748	1*	N/A	N/A	N/A	19.143	26.066	1*	19.471	26.553	11	19.691	26.880	3
2014	25.748	26.462	2	N/A	N/A	N/A	26.066	26.815	1*	26.553	27.356	12	N/A	N/A	N/A
2015	26.462	24.770	2	N/A	N/A	N/A	26.815	25.126	1*	27.356	25.672	6	N/A	N/A	N/A
Fidelity VIP Contrafund
2006	15.771	17.243	17	15.808	17.292	12	15.841	17.337	16	15.941	17.473	152	16.008	17.564	81
2007	17.243	19.846	18	17.292	19.912	22	17.337	19.974	14	17.473	20.161	137	17.564	20.286	70
2008	19.846	11.159	23	19.912	11.202	16	19.974	11.242	11	20.161	11.365	124	20.286	11.447	86
2009	11.159	14.833	17	11.202	14.897	17	11.242	14.958	7	11.365	15.143	109	11.447	15.268	74
2010	14.833	17.017	14	14.897	17.099	18	14.958	17.178	7	15.143	17.417	101	15.268	17.578	47
2011	17.017	16.232	13	17.099	16.318	17	17.178	16.402	5	17.417	16.655	92	17.578	16.826	39
2012	16.232	18.497	12	16.318	18.605	16	16.402	18.709	5	16.655	19.027	86	16.826	19.241	36
2013	18.497	23.767	13	18.605	23.918	19	18.709	24.064	4	19.027	24.509	73	19.241	24.809	25
2014	23.767	26.037	12	23.918	26.216	18	24.064	26.389	3	24.509	26.917	61	24.809	27.275	15
2015	26.037	25.653	11	26.216	25.842	13	26.389	26.026	4	26.917	26.586	53	27.275	26.967	13
Fidelity VIP Equity-Income(1)
2004	11.499	12.550	3	10.677	11.659	11	10.499	11.470	19	10.552	11.545	134	11.595	12.699	67
2005	12.550	13.000	3	11.659	12.082	7	11.470	11.892	21	11.545	11.989	117	12.699	13.200	39
2006	13.000	15.297	3	12.082	14.225	8	11.892	14.008	16	11.989	14.143	111	13.200	15.587	36
2007	15.297	15.200	1*	14.225	14.142	8	14.008	13.933	15	14.143	14.088	100	15.587	15.543	33
2008	15.200	8.529	1*	14.142	7.939	7	13.933	7.826	9	14.088	7.925	88	15.543	8.752	31
2009	8.529	10.869	1*	7.939	10.122	5	7.826	9.983	3	7.925	10.125	71	8.752	11.192	22
2010	10.869	12.255	1*	10.122	11.419	3	9.983	11.268	2	10.125	11.445	64	11.192	12.664	19
2011	12.255	12.103	1*	11.419	11.283	3	11.268	11.139	2	11.445	11.331	50	12.664	12.551	18
2012	12.103	13.900	1*	11.283	12.965	3	11.139	12.806	2	11.331	13.046	47	12.551	14.465	14
2013	13.900	16.232	1*	12.965	15.142	2	12.806	14.959	2	13.046	15.249	48	14.465	16.913	17
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2006	10.959	11.459	1*	9.975	10.436	1*	6.303	6.597	1*	6.355	6.661	82	11.126	11.675	22
2007	11.459	14.241	1*	10.436	12.976	1*	N/A	N/A	N/A	6.661	8.299	56	11.675	14.560	18
2008	14.241	7.362	1*	12.976	6.712	1*	N/A	N/A	N/A	8.299	4.301	47	14.560	7.554	11
2009	7.362	9.244	1*	6.712	8.431	1*	N/A	N/A	N/A	4.301	5.414	32	7.554	9.518	4
2010	9.244	11.234	1*	N/A	N/A	N/A	N/A	N/A	N/A	5.414	6.596	31	9.518	11.607	4
2011	11.234	11.019	1*	N/A	N/A	N/A	N/A	N/A	N/A	6.596	6.486	23	11.607	11.425	3
2012	11.019	12.369	1*	N/A	N/A	N/A	N/A	N/A	N/A	6.486	7.299	22	11.425	12.870	3
2013	12.369	16.506	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.299	9.764	19	12.870	17.234	2
2014	16.506	17.979	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.764	10.662	18	17.234	18.837	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.662	11.212	17	18.837	19.828	2
Fidelity VIP Mid Cap
2006	12.433	12.736	10	11.551	12.746	1*	12.135	12.756	1*	11.564	12.786	46	11.571	12.806	48
2007	12.736	14.413	5	N/A	N/A	N/A	12.756	14.450	1*	12.786	14.506	45	12.806	14.543	39
2008	14.413	8.540	11	N/A	N/A	N/A	14.450	8.571	4	14.506	8.617	38	14.543	8.648	37
2009	8.540	11.711	10	N/A	N/A	N/A	N/A	N/A	N/A	8.617	11.845	27	8.648	11.900	18
2010	11.711	14.774	7	11.738	14.815	3	N/A	N/A	N/A	11.845	14.981	28	11.900	15.064	21
2011	14.774	12.922	7	14.815	12.965	3	N/A	N/A	N/A	14.981	13.136	12	15.064	13.223	16
2012	12.922	14.525	4	12.965	14.581	3	N/A	N/A	N/A	13.136	14.803	7	13.223	14.915	15
2013	N/A	N/A	N/A	14.581	19.448	3	N/A	N/A	N/A	14.803	19.784	10	14.915	19.954	12
2014	N/A	N/A	N/A	19.448	20.243	3	N/A	N/A	N/A	19.784	20.634	11	19.954	20.832	12
2015	N/A	N/A	N/A	20.243	19.548	3	N/A	N/A	N/A	20.634	19.965	10	20.832	20.177	11
Fidelity VIP Overseas(6)
2004	11.929	13.263	1*	11.948	13.290	3	7.304	8.129	1*	7.342	8.184	93	12.028	13.419	21
2005	13.263	15.458	1*	13.290	15.497	3	8.129	9.483	4	8.184	9.562	66	13.419	15.695	29
2006	15.458	17.863	1*	15.497	17.917	2	9.483	10.969	2	9.562	11.077	63	15.695	18.200	30
2007	17.863	20.516	1*	17.917	20.588	2	10.969	12.611	1*	11.077	12.754	54	18.200	20.976	25
2008	20.516	11.280	1*	20.588	11.326	2	12.611	6.941	1*	12.754	7.030	53	20.976	11.575	28
2009	11.280	13.970	1*	11.326	14.033	2	6.941	8.604	1*	7.030	8.728	46	11.575	14.385	10
2010	13.970	15.466	1*	14.033	15.543	1*	8.604	9.535	3	8.728	9.687	46	14.385	15.981	9
2011	15.466	12.543	1*	15.543	12.612	1*	N/A	N/A	N/A	9.687	7.876	38	15.981	13.006	9
2012	12.543	14.815	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.876	9.326	34	13.006	15.416	8
2013	14.815	16.518	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.326	10.407	34	15.416	17.210	7
Franklin Income VIP
2006	10.619	11.205	3	N/A	N/A	N/A	11.202	11.212	1*	10.149	11.222	5	10.853	11.229	1*
2007	11.205	11.407	21	11.448	11.416	1*	11.212	11.425	3	11.222	11.453	31	11.229	11.471	84
2008	11.407	7.873	51	11.416	7.883	33	11.425	7.894	3	11.453	7.925	29	11.471	7.945	91
2009	7.873	10.475	19	7.883	10.494	4	7.894	10.512	9	7.925	10.570	44	7.945	10.608	94
2010	10.475	11.580	12	N/A	N/A	N/A	10.512	11.634	5	10.570	11.714	37	10.608	11.768	40
2011	11.580	11.633	8	N/A	N/A	N/A	11.634	11.698	2	11.714	11.797	31	11.768	11.864	5
2012	11.633	12.858	7	N/A	N/A	N/A	11.698	12.943	2	11.797	13.072	34	11.864	13.159	6
2013	12.858	14.375	12	13.813	14.430	17	12.943	14.485	2	13.072	14.651	27	13.159	14.763	4
2014	14.375	14.755	12	14.430	14.819	16	14.485	14.883	2	14.651	15.077	23	14.763	15.207	4
2015	14.755	13.456	13	14.819	13.521	12	14.883	13.586	2	15.077	13.784	20	15.207	13.917	1*
Franklin Mutual Shares VIP
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.145	11.267	12	10.334	11.274	2
2007	11.517	11.421	6	N/A	N/A	N/A	N/A	N/A	N/A	11.267	11.467	21	11.274	11.486	8
2008	11.421	7.048	11	10.520	7.057	17	10.761	7.066	1*	11.467	7.093	25	11.486	7.112	10
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.066	8.748	1*	7.093	8.795	16	7.112	8.827	9
2010	N/A	N/A	N/A	8.732	9.531	5	8.748	9.554	1*	8.795	9.619	22	8.827	9.664	12
2011	N/A	N/A	N/A	9.531	9.259	5	9.554	9.286	2	9.619	9.363	27	9.664	9.416	2
2012	N/A	N/A	N/A	9.259	10.384	5	9.286	10.419	1*	9.363	10.522	25	9.416	10.592	2
2013	N/A	N/A	N/A	10.384	13.075	5	N/A	N/A	N/A	10.522	13.275	24	10.592	13.377	2
2014	N/A	N/A	N/A	13.075	13.749	5	N/A	N/A	N/A	13.275	13.988	23	13.377	14.109	1*
2015	N/A	N/A	N/A	13.749	12.831	5	N/A	N/A	N/A	13.988	13.079	22	14.109	13.206	1*
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	N/A	N/A	N/A	11.592	12.685	3	6.315	6.914	7	6.348	6.961	139	11.672	12.811	32
2005	11.779	13.032	1*	12.685	13.048	2	6.914	7.116	6	6.961	7.175	126	12.811	13.218	17
2006	13.032	13.899	1*	13.048	13.923	2	7.116	7.597	5	7.175	7.671	114	13.218	14.146	17
2007	13.899	15.170	1*	13.923	15.204	2	7.597	8.300	1*	7.671	8.394	86	14.146	15.494	15
2008	15.170	8.559	1*	15.204	8.582	2	8.300	4.687	1*	8.394	4.748	71	15.494	8.773	12
2009	8.559	12.057	1*	8.582	12.096	2	4.687	6.610	1*	4.748	6.705	64	8.773	12.402	10
2010	12.057	15.098	1*	12.096	15.155	2	6.610	8.285	1*	6.705	8.417	58	12.402	15.584	9
2011	15.098	14.098	1*	15.155	14.158	2	8.285	7.744	1*	8.417	7.879	50	15.584	14.603	8
2012	14.098	15.334	1*	14.158	15.407	2	N/A	N/A	N/A	7.879	8.591	42	14.603	15.939	7
2013	15.334	17.852	1*	15.407	17.940	2	N/A	N/A	N/A	8.591	10.012	42	15.939	18.580	8
Invesco V.I. American Franchise
2006	N/A	N/A	N/A	N/A	N/A	N/A	12.012	11.813	2	12.095	11.906	10	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.813	12.963	2	11.906	13.086	9	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.963	7.305	2	13.086	7.385	10	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.305	8.661	2	7.385	8.769	10	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.661	9.800	2	8.769	9.937	10	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.800	8.844	1*	9.937	8.981	10	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.303	9.915	10	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.915	13.635	7	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.635	14.507	7	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.507	14.947	6	N/A	N/A	N/A
Invesco V.I. Core Equity
2006	11.100	11.944	6	10.626	11.438	4	11.152	12.008	7	10.725	11.560	11	10.774	11.621	2
2007	11.944	12.643	6	11.438	12.113	4	12.008	12.723	7	11.560	12.267	8	11.621	12.344	2
2008	12.643	8.643	3	12.113	8.286	4	12.723	8.707	3	12.267	8.408	8	12.344	8.469	2
2009	8.643	10.854	1*	8.286	10.410	4	8.707	10.945	3	8.408	10.584	5	N/A	N/A	N/A
2010	10.854	11.634	1*	10.410	11.164	2	10.945	11.744	2	10.584	11.374	4	N/A	N/A	N/A
2011	11.634	11.382	1*	11.164	10.927	2	11.744	11.500	2	11.374	11.155	5	N/A	N/A	N/A
2012	11.382	12.688	1*	10.927	12.187	2	11.500	12.833	1*	11.155	12.466	4	N/A	N/A	N/A
2013	12.688	16.051	1*	12.187	15.426	2	12.833	16.251	1*	12.466	15.810	6	14.378	16.005	1*
2014	16.051	16.985	1*	15.426	16.331	2	16.251	17.214	1*	15.810	16.771	4	16.005	16.995	1*
2015	16.985	15.665	1*	16.331	15.069	2	17.214	15.893	1*	16.771	15.507	3	N/A	N/A	N/A
Invesco V.I. International Growth
2006	N/A	N/A	N/A	15.518	19.481	2	16.450	20.661	3	16.550	20.818	11	15.715	19.788	1*
2007	N/A	N/A	N/A	19.481	21.886	2	20.661	23.225	2	20.818	23.435	10	19.788	22.298	1*
2008	N/A	N/A	N/A	21.886	12.773	1*	23.225	13.561	1*	23.435	13.705	10	22.298	13.053	1*
2009	N/A	N/A	N/A	12.773	16.918	1*	13.561	17.970	1*	13.705	18.187	7	N/A	N/A	N/A
2010	N/A	N/A	N/A	16.918	18.702	1*	17.970	19.874	1*	18.187	20.145	7	N/A	N/A	N/A
2011	N/A	N/A	N/A	18.702	17.074	1*	19.874	18.155	1*	20.145	18.430	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	17.074	19.319	1*	N/A	N/A	N/A	18.430	20.893	6	N/A	N/A	N/A
2013	N/A	N/A	N/A	19.319	22.515	1*	N/A	N/A	N/A	20.893	24.398	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	22.515	22.122	1*	N/A	N/A	N/A	24.398	24.021	7	N/A	N/A	N/A
2015	N/A	N/A	N/A	22.122	21.148	1*	23.707	22.530	1*	24.021	23.009	6	N/A	N/A	N/A
Janus Aspen Global Research
2006	10.807	12.506	4	N/A	N/A	N/A	10.856	12.575	1*	10.926	12.675	9	N/A	N/A	N/A
2007	12.506	13.419	4	N/A	N/A	N/A	12.575	13.507	1*	12.675	13.635	8	N/A	N/A	N/A
2008	13.419	7.267	3	N/A	N/A	N/A	13.507	7.321	1*	13.635	7.402	8	N/A	N/A	N/A
2009	7.267	9.797	3	N/A	N/A	N/A	7.321	9.880	1*	7.402	10.004	6	N/A	N/A	N/A
2010	9.797	11.104	3	N/A	N/A	N/A	9.880	11.210	1*	10.004	11.368	6	N/A	N/A	N/A
2011	11.104	9.371	3	N/A	N/A	N/A	11.210	9.470	1*	11.368	9.617	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.470	11.149	1*	9.617	11.339	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.149	14.024	1*	11.339	14.285	4	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.024	14.763	1*	14.285	15.060	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.763	14.133	1*	15.060	14.438	1*	N/A	N/A	N/A
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2006	12.222	13.240	1*	12.252	13.280	4	12.272	13.309	18	12.348	13.411	35	12.403	13.484	8
2007	13.240	14.328	1*	13.280	14.378	6	13.309	14.416	16	13.411	14.549	34	13.484	14.643	8
2008	14.328	11.800	1*	14.378	11.847	4	14.416	11.885	8	14.549	12.012	29	14.643	12.102	7
2009	11.800	14.540	1*	11.847	14.605	1*	11.885	14.659	2	12.012	14.839	25	12.102	14.964	6
2010	14.540	15.426	1*	14.605	15.502	1*	14.659	15.567	1*	14.839	15.781	23	14.964	15.931	6
2011	15.426	15.340	1*	15.502	15.424	1*	15.567	15.497	1*	15.781	15.733	19	15.931	15.898	3
2012	15.340	17.064	1*	15.424	17.167	1*	15.497	17.257	1*	15.733	17.546	15	15.898	17.747	3
2013	17.064	20.059	1*	17.167	20.190	1*	17.257	20.309	1*	17.546	20.676	20	17.747	20.935	3
2014	20.059	21.303	1*	20.190	21.452	1*	20.309	21.600	1*	20.676	22.013	19	20.935	22.311	3
2015	21.303	20.988	1*	21.452	21.146	1*	21.600	21.296	1*	22.013	21.742	18	22.311	22.058	2
Janus Aspen Series Enterprise
2006	N/A	N/A	N/A	13.820	15.372	1*	13.842	15.404	1*	13.930	15.525	6	13.990	15.608	7
2007	N/A	N/A	N/A	15.372	18.371	1*	15.404	18.419	1*	15.525	18.592	7	15.608	18.709	1*
2008	N/A	N/A	N/A	18.371	10.125	1*	18.419	10.156	1*	18.592	10.267	5	18.709	10.342	1*
2009	N/A	N/A	N/A	10.125	14.357	1*	10.156	14.408	1*	10.267	14.587	3	10.342	14.709	1*
2010	N/A	N/A	N/A	14.357	17.690	1*	14.408	17.763	1*	14.587	18.010	4	14.709	18.178	5
2011	N/A	N/A	N/A	17.690	17.079	1*	17.763	17.157	1*	18.010	17.422	4	18.178	17.603	5
2012	N/A	N/A	N/A	17.079	19.614	1*	17.157	19.714	1*	17.422	20.049	3	17.603	20.277	5
2013	20.784	25.257	1*	19.614	25.425	1*	19.714	25.565	1*	20.049	26.039	2	20.277	26.361	5
2014	25.257	27.815	1*	25.425	28.015	1*	25.565	28.183	1*	26.039	28.749	1*	26.361	29.133	5
2015	27.815	28.320	1*	28.015	28.538	1*	28.183	28.723	1*	28.749	29.343	1*	29.133	29.766	5
JPMIT Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.245	11.191	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.191	10.541	2	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.708	10.616	1*	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.710	10.774	1*	10.616	10.800	1*	N/A	N/A	N/A
2008	10.463	6.423	2	N/A	N/A	N/A	10.774	6.440	1*	10.800	6.465	1*	N/A	N/A	N/A
2009	6.423	8.718	2	N/A	N/A	N/A	6.440	8.749	1*	6.465	8.797	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.749	10.861	2	8.797	10.936	2	8.829	10.987	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.936	11.190	2	10.987	11.253	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.879	12.886	1*	11.190	13.015	2	11.253	13.101	1*
2013	15.326	17.593	9	15.571	17.660	14	N/A	N/A	N/A	13.015	17.931	5	13.101	18.068	1*
2014	17.593	18.100	9	17.660	18.178	14	N/A	N/A	N/A	17.931	18.494	8	18.068	18.654	1*
2015	18.100	16.912	9	18.178	16.993	10	N/A	N/A	N/A	18.494	17.323	8	18.654	17.491	1*
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.662	9.251	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.251	7.715	2	N/A	N/A	N/A
LVIP BlackRock Equity Dividend Managed Volatility
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.472	11.433	2	10.480	11.453	8
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.433	11.706	2	11.453	11.739	8
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.706	7.084	1*	11.739	7.110	8
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.084	8.570	1*	7.110	8.611	5
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.570	9.917	1*	8.611	9.974	5
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.917	9.480	1*	9.974	9.544	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.480	10.881	1*	9.544	10.966	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.881	12.621	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.621	12.815	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.815	11.963	7	N/A	N/A	N/A
LVIP BlackRock Global Allocation V.I. Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.761	9.570	3
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.086	11.083	1*	10.096	11.110	8	10.102	11.128	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.083	11.565	1*	11.110	11.611	17	11.128	11.641	1*
2013	11.233	10.348	18	11.250	10.367	22	11.565	10.385	35	11.611	10.442	89	11.641	10.480	49
2014	10.348	10.446	18	10.367	10.470	23	10.385	10.494	35	10.442	10.567	77	10.480	10.616	16
2015	10.446	9.940	18	10.470	9.968	17	10.494	9.996	35	10.567	10.081	71	10.616	10.138	14
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	8.135	4.655	5	N/A	N/A	N/A	N/A	N/A	N/A	7.668	4.674	3	5.153	4.682	3
2009	4.655	6.280	5	N/A	N/A	N/A	N/A	N/A	N/A	4.674	6.321	11	4.682	6.338	5
2010	6.280	7.250	4	N/A	N/A	N/A	N/A	N/A	N/A	6.321	7.316	12	6.338	7.343	6
2011	7.250	6.480	5	N/A	N/A	N/A	N/A	N/A	N/A	7.316	6.556	4	7.343	6.586	2
2012	6.480	7.909	4	N/A	N/A	N/A	N/A	N/A	N/A	6.556	8.021	9	6.586	8.066	1*
2013	7.909	7.996	2	N/A	N/A	N/A	N/A	N/A	N/A	8.021	8.130	5	N/A	N/A	N/A
2014	7.996	8.913	2	N/A	N/A	N/A	N/A	N/A	N/A	8.130	9.084	5	N/A	N/A	N/A
2015	8.913	8.617	2	N/A	N/A	N/A	N/A	N/A	N/A	9.084	8.805	2	N/A	N/A	N/A
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP ClearBridge Variable Appreciation Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2006	11.972	12.301	63	11.973	12.307	62	13.507	13.892	42	13.616	14.024	713	12.154	12.531	324
2007	12.301	12.726	54	12.307	12.740	51	13.892	14.387	36	14.024	14.546	569	12.531	13.010	341
2008	12.726	12.122	31	12.740	12.140	13	14.387	13.717	30	14.546	13.889	481	13.010	12.435	202
2009	12.122	14.142	15	12.140	14.171	12	13.717	16.019	25	13.889	16.244	415	12.435	14.558	181
2010	14.142	15.053	14	14.170	15.092	12	16.019	17.069	23	16.244	17.335	403	14.558	15.551	138
2011	15.053	15.898	12	15.092	15.947	11	17.069	18.045	12	17.335	18.354	315	15.551	16.482	92
2012	15.898	16.630	11	15.947	16.689	6	18.045	18.894	7	18.354	19.246	290	16.482	17.300	84
2013	16.630	15.940	11	16.689	16.005	6	18.894	18.129	7	19.246	18.495	247	17.300	16.641	66
2014	15.940	16.575	11	16.005	16.650	6	18.129	18.869	7	18.495	19.279	179	16.641	17.364	63
2015	16.575	16.326	9	16.650	16.409	6	18.869	18.604	5	19.279	19.037	132	17.364	17.164	53
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.034	10.037	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.037	9.825	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.825	10.047	12	N/A	N/A	N/A
2013	9.846	9.843	5	N/A	N/A	N/A	N/A	N/A	N/A	10.047	9.932	26	9.969	9.968	2
2014	9.843	9.692	4	N/A	N/A	N/A	N/A	N/A	N/A	9.932	9.805	25	9.968	9.851	2
2015	9.692	9.418	4	9.447	9.444	7	N/A	N/A	N/A	9.805	9.551	24	9.851	9.605	1*
LVIP Delaware Foundation Aggressive Allocation(8)
2006	13.541	15.213	20	N/A	N/A	N/A	13.602	15.297	1*	13.685	15.414	63	13.249	14.938	80
2007	15.213	15.878	32	N/A	N/A	N/A	15.297	15.982	1*	15.414	16.128	52	14.938	15.646	67
2008	15.878	10.403	12	N/A	N/A	N/A	15.982	10.482	1*	16.128	10.594	45	15.646	10.287	50
2009	10.403	13.473	8	N/A	N/A	N/A	10.482	13.588	1*	10.594	13.754	44	10.287	13.369	44
2010	13.473	14.870	4	N/A	N/A	N/A	13.588	15.012	1*	13.754	15.218	42	13.369	14.807	22
2011	14.870	14.294	3	N/A	N/A	N/A	15.012	14.445	1*	15.218	14.665	42	14.807	14.284	16
2012	14.294	15.890	3	N/A	N/A	N/A	14.445	16.073	1*	14.665	16.343	35	14.284	15.933	11
2013	15.890	18.745	1*	N/A	N/A	N/A	N/A	N/A	N/A	16.343	19.328	28	15.933	18.863	6
2014	18.745	19.191	1*	N/A	N/A	N/A	N/A	N/A	N/A	19.328	19.838	25	18.863	19.379	6
2015	19.191	18.579	1*	N/A	N/A	N/A	N/A	N/A	N/A	19.838	19.253	11	19.379	18.827	3
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2006	N/A	N/A	N/A	13.852	15.272	1*	N/A	N/A	N/A	14.692	16.231	36	14.028	15.512	39
2007	N/A	N/A	N/A	15.272	15.437	1*	N/A	N/A	N/A	16.231	16.439	22	15.512	15.726	39
2008	N/A	N/A	N/A	15.437	9.939	1*	N/A	N/A	N/A	16.439	10.605	17	15.726	10.156	37
2009	N/A	N/A	N/A	9.939	12.684	1*	N/A	N/A	N/A	10.605	13.561	13	10.156	13.000	31
2010	N/A	N/A	N/A	12.684	13.893	1*	N/A	N/A	N/A	13.561	14.883	11	13.000	14.281	24
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.883	14.732	10	14.281	14.151	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.732	16.706	10	14.151	16.062	13
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.706	22.298	12	16.062	21.460	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22.298	25.267	8	21.460	24.342	10
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25.267	24.689	7	24.342	23.809	10
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.258	9.294	2	7.277	9.328	9
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.294	8.636	2	9.328	8.676	9
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.676	9.784	9
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.792	12.759	1*	9.784	12.844	9
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.759	13.461	1*	12.844	13.564	9
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.461	13.229	1*	13.564	13.343	9
LVIP Dimensional International Core Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.364	11.426	2	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.426	11.897	2	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.897	7.490	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.490	9.153	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.153	10.133	3	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.133	10.051	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.051	11.361	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.361	14.840	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2 Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.347	13.656	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.642	12.716	2	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.336	10.331	1*	10.058	10.341	14	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.331	10.500	1*	10.341	10.525	14	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.525	10.042	13	10.095	10.068	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.042	10.312	20	10.068	10.349	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.312	10.149	19	N/A	N/A	N/A
LVIP Franklin Mutual Shares VIP Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.662	9.303	2
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Conservative Allocation Managed Risk
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.243	10.972	7	10.282	10.998	16	10.257	11.015	338
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.972	11.585	8	10.998	11.630	16	11.015	11.660	336
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.630	9.306	32	11.660	9.340	334
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.792	11.323	18	9.306	11.401	30	9.340	11.453	421
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.323	12.259	18	11.401	12.362	37	11.453	12.431	36
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.259	12.453	17	12.362	12.576	37	12.431	12.659	31
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.453	13.393	17	12.576	13.546	35	12.659	13.649	40
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.393	14.400	16	13.546	14.586	36	13.649	14.712	31
2014	N/A	N/A	N/A	N/A	N/A	N/A	14.400	14.911	15	14.586	15.127	36	14.712	15.272	30
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.911	14.318	15	15.127	14.547	36	15.272	14.702	29
LVIP Global Growth Allocation Managed Risk
2006	N/A	N/A	N/A	10.634	11.885	2	10.637	11.895	8	11.223	11.923	33	10.652	11.941	83
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.895	12.797	11	11.923	12.847	27	11.941	12.880	82
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.797	8.348	2	12.847	8.393	27	12.880	8.423	74
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.348	10.553	2	8.393	10.625	21	8.423	10.674	70
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.553	11.653	2	10.625	11.751	22	10.674	11.816	59
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.653	11.417	2	11.751	11.530	3	11.816	11.606	156
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.417	12.208	2	11.530	12.348	5	11.606	12.442	166
2013	12.925	13.465	43	13.217	13.523	18	12.208	13.581	2	12.348	13.757	6	12.442	13.875	220
2014	13.465	13.635	41	13.523	13.701	17	13.581	13.766	2	13.757	13.965	5	13.875	14.100	216
2015	13.635	12.853	70	N/A	N/A	N/A	13.766	12.989	2	13.965	13.197	5	14.100	13.337	163
LVIP Global Income
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.670	10.673	1*
2010	10.652	11.436	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.668	11.482	1*	10.673	11.498	15
2011	11.436	11.314	2	N/A	N/A	N/A	N/A	N/A	N/A	11.482	11.388	1*	11.498	11.415	3
2012	11.314	11.925	2	N/A	N/A	N/A	N/A	N/A	N/A	11.388	12.033	2	11.415	12.074	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.033	11.474	2	12.074	11.524	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.474	11.476	2	11.524	11.538	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.476	11.032	2	11.538	11.103	1*
LVIP Global Moderate Allocation Managed Risk
2006	N/A	N/A	N/A	10.457	11.474	8	10.460	11.483	7	10.469	11.510	43	10.475	11.528	64
2007	11.978	12.261	5	11.474	12.277	8	N/A	N/A	N/A	11.510	12.340	38	11.528	12.372	70
2008	12.261	8.805	5	12.277	8.821	9	11.813	8.837	1*	12.340	8.884	73	12.372	8.916	42
2009	8.805	11.035	5	8.821	11.060	7	8.837	11.085	1*	8.884	11.162	83	8.916	11.213	45
2010	11.035	12.092	4	11.060	12.126	3	N/A	N/A	N/A	11.162	12.261	57	11.213	12.330	44
2011	12.092	11.973	4	12.126	12.012	2	12.159	12.052	1*	12.261	12.171	49	12.330	12.251	42
2012	11.973	12.842	4	12.012	12.891	19	12.052	12.940	1*	12.171	13.088	49	12.251	13.187	32
2013	12.842	14.060	3	12.891	14.120	2	12.940	14.181	1*	13.088	14.364	53	13.187	14.488	32
2014	14.060	14.331	3	14.120	14.400	1*	14.181	14.469	1*	14.364	14.678	33	14.488	14.819	31
2015	14.331	13.553	3	14.400	13.624	1*	14.469	13.697	1*	14.678	13.916	32	14.819	14.063	29
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.182	10.818	1*	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.818	11.271	1*	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.923	11.440	1*	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.440	12.366	1*	N/A	N/A	N/A
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco V.I. Comstock Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.166	9.172	9	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Ivy Mid Cap Growth Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.191	7.849	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.849	9.800	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.800	8.885	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.885	9.282	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.282	11.369	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.369	10.339	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.339	9.719	5	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.785	10.850	3	N/A	N/A	N/A	N/A	N/A	N/A	10.802	10.894	1*	N/A	N/A	N/A
2012	10.850	12.204	2	N/A	N/A	N/A	N/A	N/A	N/A	10.894	12.284	2	N/A	N/A	N/A
2013	12.204	12.729	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.284	12.844	3	N/A	N/A	N/A
2014	12.729	12.812	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.844	12.961	8	N/A	N/A	N/A
2015	12.812	12.046	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.961	12.216	8	N/A	N/A	N/A
LVIP JPMorgan Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4.319	7.406	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.406	9.066	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.066	8.739	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.739	9.754	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.754	11.884	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.884	12.607	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.607	11.413	4	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.817	9.534	21
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.981	12.089	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.089	11.671	3	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.254	8.947	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.947	9.404	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.404	10.754	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.754	10.918	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.918	10.367	2	N/A	N/A	N/A
LVIP MFS International Growth Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.863	9.156	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.156	8.994	3	N/A	N/A	N/A
LVIP MFS International Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	10.834	5.561	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.107	5.584	1*	N/A	N/A	N/A
2009	5.561	7.394	1*	N/A	N/A	N/A	N/A	N/A	N/A	5.584	7.443	2	N/A	N/A	N/A
2010	7.394	8.185	2	N/A	N/A	N/A	N/A	N/A	N/A	7.443	8.260	2	N/A	N/A	N/A
2011	8.185	7.220	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.260	7.304	3	N/A	N/A	N/A
2012	7.220	8.438	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.304	8.557	3	N/A	N/A	N/A
2013	8.438	9.382	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.557	9.539	1*	N/A	N/A	N/A
2014	9.382	8.718	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.539	8.886	1*	N/A	N/A	N/A
2015	8.718	8.644	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.834	9.707	2	N/A	N/A	N/A
2008	8.847	6.423	4	N/A	N/A	N/A	6.515	6.433	5	9.707	6.449	5	6.498	6.459	2
2009	6.423	7.604	2	N/A	N/A	N/A	6.433	7.624	8	6.449	7.654	5	N/A	N/A	N/A
2010	7.604	8.305	1*	N/A	N/A	N/A	7.624	8.335	6	7.654	8.380	3	7.674	8.411	1*
2011	8.305	8.120	1*	N/A	N/A	N/A	8.335	8.157	7	8.380	8.214	2	8.411	8.252	1*
2012	8.120	9.245	1*	N/A	N/A	N/A	8.157	9.297	6	8.214	9.376	2	8.252	9.429	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.297	12.384	3	9.376	12.508	18	9.429	12.591	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.384	13.408	1*	12.508	13.562	19	12.591	13.666	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.408	13.064	1*	13.562	13.234	19	13.666	13.349	2
LVIP Mondrian International Value
2006	17.559	22.398	2	17.598	22.459	2	17.639	22.523	4	17.748	22.695	55	17.822	22.814	35
2007	22.398	24.501	2	22.459	24.580	2	22.523	24.662	2	22.695	24.889	41	22.814	25.043	35
2008	24.501	15.228	2	24.580	15.285	1*	24.662	15.343	1*	24.889	15.507	36	25.043	15.619	56
2009	15.228	18.114	1*	15.285	18.191	1*	15.343	18.269	1*	15.507	18.493	29	15.619	18.645	54
2010	18.114	18.211	1*	18.191	18.297	1*	18.269	18.385	1*	18.493	18.638	23	18.645	18.810	18
2011	18.211	17.115	1*	18.297	17.204	1*	18.385	17.296	1*	18.638	17.560	17	18.810	17.740	11
2012	17.115	18.407	1*	17.204	18.513	1*	17.296	18.621	1*	17.560	18.934	16	17.740	19.147	10
2013	18.407	22.006	1*	18.513	22.143	1*	18.621	22.283	1*	18.934	22.692	17	19.147	22.970	8
2014	22.006	21.043	1*	22.143	21.185	1*	22.283	21.330	1*	22.692	21.754	13	22.970	22.043	8
2015	21.043	19.864	1*	21.185	20.008	1*	21.330	20.155	1*	21.754	20.586	12	22.043	20.881	8
LVIP Money Market
2006	9.829	10.096	19	9.852	10.124	1*	10.272	10.561	46	10.355	10.662	332	9.977	10.284	235
2007	10.096	10.397	26	10.124	10.432	6	10.561	10.888	49	10.662	11.009	303	10.284	10.628	200
2008	10.397	10.441	16	10.432	10.481	25	10.888	10.944	69	11.009	11.082	450	10.628	10.710	101
2009	10.441	10.276	3	10.481	10.320	12	10.944	10.781	35	11.082	10.934	313	10.710	10.577	76
2010	10.276	10.087	1*	10.320	10.136	9	10.781	10.594	2	10.934	10.760	238	10.577	10.420	66
2011	10.087	9.899	1*	10.136	9.953	6	10.594	10.408	1*	10.760	10.587	187	10.420	10.263	160
2012	9.899	9.715	1*	9.953	9.773	5	10.408	10.225	1*	10.587	10.416	180	10.263	10.107	33
2013	N/A	N/A	N/A	9.773	9.596	5	10.225	10.045	1*	10.416	10.249	119	10.107	9.954	31
2014	N/A	N/A	N/A	9.596	9.423	4	10.045	9.869	1*	10.249	10.083	109	9.954	9.804	36
2015	N/A	N/A	N/A	9.423	9.252	3	9.869	9.695	1*	10.083	9.921	121	9.804	9.655	20
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.004	9.897	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.897	9.872	7	N/A	N/A	N/A
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Bond Index
2008	9.821	10.443	5	N/A	N/A	N/A	N/A	N/A	N/A	9.958	10.457	2	9.832	10.462	7
2009	10.443	10.683	5	N/A	N/A	N/A	10.333	10.699	7	10.457	10.724	6	10.462	10.740	13
2010	10.683	11.080	3	N/A	N/A	N/A	10.699	11.108	8	10.724	11.150	9	10.740	11.178	8
2011	11.080	11.647	4	N/A	N/A	N/A	11.108	11.688	10	11.150	11.750	15	11.178	11.791	6
2012	11.647	11.839	3	N/A	N/A	N/A	11.688	11.893	10	11.750	11.973	15	11.791	12.028	16
2013	11.839	11.289	1*	N/A	N/A	N/A	11.893	11.352	11	11.973	11.446	38	12.028	11.510	21
2014	11.289	11.685	1*	N/A	N/A	N/A	11.352	11.761	11	11.446	11.877	45	11.510	11.954	21
2015	11.685	11.465	1*	N/A	N/A	N/A	11.761	11.551	11	11.877	11.682	44	11.954	11.771	10
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.439	10.519	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.926	12.177	13
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.177	11.847	13
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Developed International 150
2008	5.229	6.250	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	6.250	8.851	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.329	8.885	3	5.442	8.898	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.885	9.351	9	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.316	8.019	1*	9.351	8.061	9	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.019	8.929	1*	8.061	8.989	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.929	10.524	1*	8.989	10.612	5	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.524	10.403	1*	10.612	10.506	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.403	9.755	1*	10.506	9.865	2	N/A	N/A	N/A
LVIP SSgA Emerging Markets 100
2008	5.145	6.042	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	6.042	11.233	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.610	11.276	5	5.648	11.293	1*
2010	11.233	14.051	2	N/A	N/A	N/A	N/A	N/A	N/A	11.276	14.136	7	11.293	14.169	6
2011	14.051	11.697	1*	N/A	N/A	N/A	14.082	11.735	1*	14.136	11.797	7	14.169	11.837	6
2012	11.697	12.899	1*	N/A	N/A	N/A	11.735	12.953	1*	11.797	13.041	2	11.837	13.098	6
2013	12.899	12.266	1*	N/A	N/A	N/A	12.953	12.330	1*	13.041	12.433	2	N/A	N/A	N/A
2014	12.266	11.601	1*	N/A	N/A	N/A	12.330	11.673	1*	12.433	11.788	2	N/A	N/A	N/A
2015	11.601	9.419	1*	N/A	N/A	N/A	11.673	9.487	1*	11.788	9.595	2	N/A	N/A	N/A
LVIP SSgA Global Tactical Allocation Managed Volatility(11)
2006	N/A	N/A	N/A	10.869	12.404	1*	N/A	N/A	N/A	10.881	12.443	107	10.888	12.463	46
2007	N/A	N/A	N/A	12.404	13.485	1*	N/A	N/A	N/A	12.443	13.555	90	12.463	13.590	46
2008	N/A	N/A	N/A	13.485	7.861	1*	N/A	N/A	N/A	13.555	7.917	101	13.590	7.946	45
2009	N/A	N/A	N/A	7.861	10.068	1*	N/A	N/A	N/A	7.917	10.160	94	7.946	10.207	45
2010	10.045	10.692	2	10.068	10.721	1*	N/A	N/A	N/A	10.160	10.842	93	10.207	10.902	44
2011	10.692	10.486	2	N/A	N/A	N/A	N/A	N/A	N/A	10.842	10.660	59	10.902	10.730	42
2012	10.486	11.408	2	N/A	N/A	N/A	N/A	N/A	N/A	10.660	11.626	57	10.730	11.715	40
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.626	12.526	55	11.715	12.634	38
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.526	12.778	53	12.634	12.901	36
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.778	11.721	45	12.901	11.845	34
LVIP SSgA International Index
2008	5.397	6.387	1*	N/A	N/A	N/A	N/A	N/A	N/A	5.844	6.395	2	N/A	N/A	N/A
2009	6.387	7.992	1*	N/A	N/A	N/A	5.142	8.004	2	6.395	8.022	2	5.579	8.034	1*
2010	7.992	8.373	1*	N/A	N/A	N/A	8.004	8.394	2	8.022	8.426	3	8.034	8.447	1*
2011	8.373	7.181	1*	N/A	N/A	N/A	8.394	7.206	3	8.426	7.244	3	8.447	7.270	2
2012	7.181	8.301	1*	N/A	N/A	N/A	7.206	8.338	3	7.244	8.395	3	7.270	8.433	1*
2013	8.301	9.830	1*	N/A	N/A	N/A	8.338	9.885	3	8.395	9.967	41	8.433	10.022	12
2014	9.830	9.059	1*	N/A	N/A	N/A	9.885	9.118	3	9.967	9.208	38	10.022	9.268	11
2015	9.059	8.758	1*	N/A	N/A	N/A	9.118	8.824	3	9.208	8.924	36	9.268	8.992	7
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2008	5.946	6.962	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	6.962	9.219	2	N/A	N/A	N/A	N/A	N/A	N/A	8.160	9.254	6	6.161	9.268	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.254	10.823	6	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.782	10.808	1*	10.823	10.865	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.808	11.883	1*	10.865	11.964	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.883	15.814	1*	11.964	15.946	11	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	15.814	18.085	1*	15.946	18.263	13	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.085	16.891	1*	18.263	17.082	15	N/A	N/A	N/A
LVIP SSgA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.551	10.525	7	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.643	10.403	2	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.403	11.386	2	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.390	11.290	2
2013	11.909	12.361	8	11.926	12.382	7	11.942	12.403	13	11.676	12.467	120	11.290	12.510	58
2014	12.361	12.770	3	12.382	12.798	7	12.403	12.827	9	12.467	12.912	118	12.510	12.969	40
2015	12.770	12.161	2	12.798	12.194	7	12.827	12.227	9	12.912	12.327	108	12.969	12.394	37
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.245	11.454	8	10.718	11.472	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.442	11.320	6	11.464	11.350	1*
2008	7.185	6.915	6	N/A	N/A	N/A	N/A	N/A	N/A	11.320	6.976	5	11.350	7.001	6
2009	6.915	8.533	3	N/A	N/A	N/A	5.953	8.573	4	6.976	8.631	7	7.001	8.671	2
2010	8.533	9.583	1*	N/A	N/A	N/A	8.573	9.636	3	8.631	9.717	5	8.671	9.771	2
2011	9.583	9.552	1*	N/A	N/A	N/A	9.636	9.615	4	9.717	9.710	8	9.771	9.775	2
2012	9.552	10.812	1*	N/A	N/A	N/A	9.615	10.894	4	9.710	11.018	8	9.775	11.102	2
2013	10.812	13.969	5	12.679	14.029	8	10.894	14.089	9	11.018	14.271	148	11.102	14.394	35
2014	13.969	15.508	5	14.029	15.582	8	14.089	15.657	8	14.271	15.883	134	14.394	16.036	28
2015	15.508	15.356	5	15.582	15.437	8	15.657	15.519	8	15.883	15.766	93	16.036	15.934	19
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.451	9.144	8	N/A	N/A	N/A
2008	6.223	5.900	3	N/A	N/A	N/A	N/A	N/A	N/A	9.144	5.924	3	6.254	5.934	3
2009	5.900	7.277	3	N/A	N/A	N/A	4.872	7.297	1*	5.924	7.325	1*	5.934	7.344	3
2010	7.277	8.988	2	N/A	N/A	N/A	7.297	9.021	1*	7.325	9.069	2	7.344	9.102	4
2011	8.988	8.395	2	N/A	N/A	N/A	9.021	8.434	1*	9.069	8.493	1*	9.102	8.532	1*
2012	8.395	9.523	2	N/A	N/A	N/A	8.434	9.577	1*	8.493	9.657	1*	8.532	9.712	1*
2013	9.523	12.854	5	11.139	12.896	3	9.577	12.939	1*	9.657	13.068	45	9.712	13.155	13
2014	12.854	13.168	5	12.896	13.218	3	12.939	13.269	1*	13.068	13.421	39	13.155	13.524	11
2015	13.168	12.280	4	13.218	12.333	3	13.269	12.387	1*	13.421	12.548	33	13.524	12.656	7
LVIP SSgA Small-Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.607	10.787	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.787	9.665	1*	10.222	9.690	1*
LVIP SSgA Small-Mid Cap 200
2008	5.918	7.212	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.029	7.225	1*
2009	7.212	10.706	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.490	10.747	2	7.225	10.763	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.747	13.471	5	10.763	13.505	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	13.420	12.857	1*	13.471	12.925	3	13.505	12.971	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	12.857	14.338	1*	12.925	14.435	1*	12.971	14.501	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	14.338	18.892	1*	14.435	19.049	2	14.501	19.155	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.892	19.305	1*	19.049	19.495	1*	19.155	19.623	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.305	17.619	1*	19.495	17.819	1*	19.623	17.953	1*
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.947	9.102	1*	7.968	9.135	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.053	8.723	1*	9.102	8.784	1*	9.135	8.824	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.723	10.111	1*	8.784	10.196	2	8.824	10.254	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.111	13.774	1*	10.196	13.912	10	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.774	14.670	1*	13.912	14.839	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.839	16.121	24	N/A	N/A	N/A
LVIP T. Rowe Price Structured Mid-Cap Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.418	14.422	1*	13.470	14.493	3
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.422	16.113	1*	14.493	16.209	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.113	9.069	1*	16.209	9.132	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.069	13.055	1*	9.132	13.159	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.055	16.485	1*	13.159	16.632	3
2011	16.102	15.189	1*	N/A	N/A	N/A	N/A	N/A	N/A	16.485	15.587	1*	16.632	15.743	3
2012	15.189	17.332	1*	N/A	N/A	N/A	N/A	N/A	N/A	15.587	17.832	1*	15.743	18.028	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.832	23.644	1*	18.028	23.927	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	23.644	25.951	1*	23.927	26.289	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25.951	26.063	1*	26.289	26.429	1*
LVIP Templeton Growth Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.303	9.792	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.792	5.981	2	5.150	5.991	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.981	7.519	5	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.519	7.863	4	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.863	7.476	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.476	8.891	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.891	10.462	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.462	10.062	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.062	9.080	5	N/A	N/A	N/A
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth Managed Volatility
2006	N/A	N/A	N/A	11.464	12.342	1*	11.472	12.357	1*	11.545	12.455	7	11.594	12.520	9
2007	N/A	N/A	N/A	12.342	14.590	1*	12.357	14.615	1*	12.455	14.752	7	12.520	14.844	4
2008	N/A	N/A	N/A	14.590	8.476	1*	14.615	8.494	1*	14.752	8.587	5	14.844	8.649	7
2009	N/A	N/A	N/A	8.476	11.526	1*	8.494	11.557	1*	8.587	11.701	3	8.649	11.798	7
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.557	12.639	1*	11.701	12.815	3	11.798	12.934	4
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.639	11.708	1*	12.815	11.889	3	12.934	12.011	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.708	13.383	1*	11.889	13.611	3	12.011	13.764	2
2013	N/A	N/A	N/A	N/A	N/A	N/A	13.383	16.496	1*	13.611	16.802	3	13.764	17.009	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.496	17.069	1*	16.802	17.411	1*	17.009	17.643	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	17.069	16.989	1*	17.411	17.356	1*	17.643	17.604	1*
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.508	13.526	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.526	14.893	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP ContraFund® Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.257	11.502	7	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.502	10.731	7	11.135	10.760	3
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.115	9.473	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.473	8.456	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.456	9.879	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.879	13.184	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.184	14.407	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.407	15.467	1*	N/A	N/A	N/A
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.289	7.022	2	4.670	7.040	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.022	8.536	1*	7.040	8.567	3
2011	N/A	N/A	N/A	8.475	7.525	1*	N/A	N/A	N/A	8.536	7.595	1*	8.567	7.630	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.595	9.249	3	7.630	9.301	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.249	12.175	7	9.301	12.255	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.175	12.936	5	12.255	13.034	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.936	12.500	4	13.034	12.608	1*
MFS VIT Growth
2006	11.857	12.520	1*	10.818	11.428	4	5.227	5.524	1*	5.269	5.578	22	12.037	12.754	2
2007	12.520	14.849	1*	11.428	13.560	4	5.524	6.558	1*	5.578	6.632	19	12.754	15.179	2
2008	14.849	9.100	1*	13.560	8.313	4	6.558	4.023	8	6.632	4.074	22	15.179	9.334	2
2009	9.100	12.261	1*	8.313	11.207	4	4.023	5.426	1*	4.074	5.503	20	9.334	12.621	1*
2010	N/A	N/A	N/A	11.207	12.655	2	5.426	6.130	1*	5.503	6.226	22	12.621	14.294	1*
2011	N/A	N/A	N/A	12.655	12.353	2	6.130	5.987	1*	6.226	6.090	21	14.294	13.995	1*
2012	N/A	N/A	N/A	12.353	14.198	2	N/A	N/A	N/A	6.090	7.013	20	13.995	16.133	1*
2013	N/A	N/A	N/A	14.198	19.024	2	N/A	N/A	N/A	7.013	9.416	20	16.133	21.682	1*
2014	N/A	N/A	N/A	19.024	20.297	2	N/A	N/A	N/A	9.416	10.066	16	21.682	23.203	1*
2015	N/A	N/A	N/A	20.297	21.380	2	N/A	N/A	N/A	10.066	10.625	14	23.203	24.514	1*
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Total Return(13)
2004	11.235	12.240	51	11.248	12.259	74	11.573	12.620	72	11.631	12.702	445	11.328	12.384	143
2005	12.240	12.321	40	12.259	12.347	66	12.620	12.717	54	12.702	12.819	481	12.384	12.510	171
2006	12.321	13.495	36	12.347	13.530	63	12.717	13.942	39	12.819	14.075	419	12.510	13.750	160
2007	13.495	13.762	36	13.530	13.805	56	13.942	14.232	31	14.075	14.389	338	13.750	14.071	133
2008	13.762	10.489	28	13.805	10.527	42	14.232	10.858	26	14.389	10.994	309	14.071	10.762	101
2009	10.489	12.115	26	10.527	12.165	39	10.858	12.555	35	10.994	12.731	279	10.762	12.475	88
2010	12.115	13.032	24	12.165	13.093	22	12.555	13.519	26	12.731	13.729	226	12.475	13.466	97
2011	13.032	12.990	23	13.093	13.056	22	13.519	13.488	12	13.729	13.719	201	13.466	13.469	56
2012	12.990	14.139	21	13.056	14.219	21	13.488	14.696	11	13.719	14.970	165	13.469	14.712	50
2013	14.139	15.641	17	14.219	15.732	21	14.696	16.263	11	14.970	16.575	161	14.712	16.296	45
MFS VIT Utilities
2006	14.432	18.544	1*	13.745	17.671	3	10.807	13.900	15	10.895	14.035	65	14.649	18.890	43
2007	18.544	23.210	1*	17.671	22.128	5	13.900	17.415	6	14.035	17.610	56	18.890	23.725	37
2008	23.210	14.162	1*	22.128	13.509	2	17.415	10.637	3	17.610	10.772	46	23.725	14.528	36
2009	14.162	18.463	1*	13.509	17.620	1*	10.637	13.881	1*	10.772	14.079	44	14.528	19.006	30
2010	18.463	20.563	1*	17.620	19.634	1*	13.881	15.476	2	14.079	15.719	38	19.006	21.242	25
2011	20.563	21.489	1*	19.634	20.528	1*	15.476	16.188	1*	15.719	16.468	38	21.242	22.276	19
2012	21.489	23.870	1*	20.528	22.815	1*	16.188	18.000	1*	16.468	18.339	30	22.276	24.831	16
2013	23.870	28.156	1*	22.815	26.927	1*	18.000	21.253	1*	18.339	21.685	28	24.831	29.392	15
2014	28.156	31.070	1*	26.927	29.729	1*	21.253	23.476	1*	21.685	23.990	36	29.392	32.548	13
2015	N/A	N/A	N/A	29.729	24.874	1*	23.476	19.655	1*	23.990	20.115	22	32.548	27.317	11
MFS® VIT II Core Equity(14)
2006	11.173	12.442	1*	N/A	N/A	N/A	11.220	12.508	1*	11.293	12.608	14	11.340	12.673	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	12.508	13.621	1*	12.608	13.750	13	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.621	8.117	1*	13.750	8.207	12	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.117	10.542	1*	8.207	10.675	7	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.542	12.100	1*	10.675	12.271	7	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.271	11.915	7	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.915	13.589	6	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.589	17.943	7	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.943	19.586	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19.586	19.184	5	N/A	N/A	N/A
NB AMT Mid Cap Growth(1)
2004	10.450	11.926	2	10.461	11.944	5	10.473	11.964	7	10.510	12.024	65	10.534	12.063	36
2005	11.926	13.309	2	11.944	13.336	5	11.964	13.365	6	12.024	13.453	69	12.063	13.510	20
2006	13.309	14.978	4	13.336	15.016	5	13.365	15.056	5	13.453	15.177	61	13.510	15.256	14
2007	14.978	18.006	2	15.016	18.061	4	15.056	18.119	4	15.177	18.292	57	15.256	18.406	14
2008	18.006	10.005	1*	18.061	10.040	3	18.119	10.077	2	18.292	10.189	47	18.406	10.263	12
2009	10.005	12.919	1*	10.040	12.971	3	10.077	13.025	1*	10.189	13.189	42	10.263	13.298	26
2010	12.919	16.364	1*	12.971	16.438	3	13.025	16.515	1*	13.189	16.748	31	13.298	16.903	16
2011	16.364	16.132	1*	16.438	16.213	3	16.515	16.297	1*	16.748	16.552	27	16.903	16.722	8
2012	16.132	17.793	1*	16.213	17.892	3	16.297	17.994	1*	16.552	18.302	25	16.722	18.509	2
2013	17.793	20.296	1*	17.892	20.413	3	17.994	20.533	1*	18.302	20.897	25	18.509	21.141	3
NB AMT Mid Cap Intrinsic Value
2006	17.211	18.773	5	17.231	18.803	2	17.285	18.872	1*	17.380	19.005	49	17.457	19.108	25
2007	18.773	19.028	1*	18.803	19.068	1*	18.872	19.148	1*	19.005	19.311	38	19.108	19.435	24
2008	19.028	10.115	1*	19.068	10.142	1*	19.148	10.189	1*	19.311	10.291	32	19.435	10.368	26
2009	10.115	14.545	1*	10.142	14.591	1*	N/A	N/A	N/A	10.291	14.836	26	10.368	14.961	9
2010	14.545	18.009	1*	14.591	18.074	1*	N/A	N/A	N/A	14.836	18.414	19	14.961	18.589	9
2011	18.009	16.521	1*	18.074	16.590	1*	N/A	N/A	N/A	18.414	16.936	16	18.589	17.113	6
2012	16.521	18.728	1*	16.590	18.815	1*	N/A	N/A	N/A	16.936	19.246	14	17.113	19.467	4
2013	18.728	25.184	1*	18.815	25.313	1*	N/A	N/A	N/A	19.246	25.945	16	19.467	26.270	3
2014	25.184	28.129	1*	25.313	28.288	1*	N/A	N/A	N/A	25.945	29.052	12	26.270	29.444	3
2015	28.129	25.298	1*	28.288	25.454	1*	N/A	N/A	N/A	29.052	26.194	12	29.444	26.574	2
PIMCO VIT CommodityRealReturn Strategy
2009	12.525	12.479	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.422	12.499	3	9.877	12.507	4
2010	12.479	15.214	1*	N/A	N/A	N/A	12.487	15.239	1*	12.499	15.276	6	12.507	15.301	4
2011	15.214	13.803	1*	N/A	N/A	N/A	15.239	13.837	1*	15.276	13.892	8	15.301	13.929	1*
2012	13.803	14.237	1*	N/A	N/A	N/A	13.837	14.287	1*	13.892	14.365	2	13.929	14.417	1*
2013	14.237	11.914	1*	N/A	N/A	N/A	14.287	11.967	1*	14.365	12.051	1*	14.417	12.106	1*
2014	11.914	9.513	1*	N/A	N/A	N/A	11.967	9.565	1*	12.051	9.646	1*	N/A	N/A	N/A
2015	9.513	6.938	1*	N/A	N/A	N/A	9.565	6.983	1*	9.646	7.053	1*	N/A	N/A	N/A
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Global Health Care
2006	11.195	11.291	2	N/A	N/A	N/A	11.241	11.349	2	11.311	11.437	34	11.361	11.499	3
2007	11.291	11.012	2	N/A	N/A	N/A	11.349	11.079	2	11.437	11.182	35	11.499	11.254	2
2008	11.012	8.960	1*	N/A	N/A	N/A	11.079	9.024	2	11.182	9.121	31	11.254	9.189	3
2009	8.960	11.074	1*	N/A	N/A	N/A	9.024	11.167	1*	9.121	11.305	27	9.189	11.400	1*
2010	11.074	11.135	1*	N/A	N/A	N/A	11.167	11.239	1*	11.305	11.394	28	N/A	N/A	N/A
2011	11.135	10.797	1*	N/A	N/A	N/A	11.239	10.908	1*	11.394	11.076	28	N/A	N/A	N/A
2012	10.797	12.953	1*	N/A	N/A	N/A	10.908	13.099	1*	11.076	13.320	25	N/A	N/A	N/A
2013	12.953	18.004	1*	N/A	N/A	N/A	13.099	18.226	1*	13.320	18.562	26	N/A	N/A	N/A
2014	18.004	22.547	1*	N/A	N/A	N/A	18.226	22.849	1*	18.562	23.305	23	N/A	N/A	N/A
2015	22.547	23.845	1*	N/A	N/A	N/A	22.849	24.189	1*	23.305	24.708	8	N/A	N/A	N/A
Putnam VT Growth & Income
2006	12.138	13.805	1*	12.170	13.848	1*	12.192	13.880	2	12.267	13.986	17	12.323	14.064	4
2007	13.805	12.727	1*	13.848	12.773	4	13.880	12.809	2	13.986	12.926	15	14.064	13.011	4
2008	12.727	7.654	1*	12.773	7.687	4	12.809	7.712	2	12.926	7.794	14	13.011	7.854	4
2009	7.654	9.749	1*	7.687	9.795	4	7.712	9.833	2	7.794	9.953	5	7.854	10.038	4
2010	9.749	10.942	1*	9.795	10.998	4	9.833	11.046	1*	9.953	11.197	3	10.038	11.305	4
2011	10.942	10.237	1*	10.998	10.296	4	11.046	10.345	1*	11.197	10.503	3	11.305	10.614	4
2012	10.237	11.966	1*	N/A	N/A	N/A	10.345	12.104	1*	10.503	12.308	3	10.614	12.451	4
2013	11.966	15.931	1*	N/A	N/A	N/A	12.104	16.131	1*	12.308	16.426	3	12.451	16.633	4
2014	15.931	17.308	1*	N/A	N/A	N/A	16.131	17.546	1*	16.426	17.891	3	16.633	18.135	4
2015	17.308	15.704	1*	N/A	N/A	N/A	17.546	15.937	1*	17.891	16.274	3	18.135	16.512	4
Templeton Global Bond VIP
2006	9.859	10.909	6	N/A	N/A	N/A	9.864	10.926	1*	9.873	10.952	27	9.879	10.969	28
2007	10.909	11.881	9	N/A	N/A	N/A	10.926	11.912	1*	10.952	11.958	33	10.969	11.988	26
2008	11.881	12.381	24	12.106	12.403	25	11.912	12.425	2	11.958	12.492	50	11.988	12.537	36
2009	12.381	14.417	32	12.403	14.451	32	12.425	14.484	3	12.492	14.583	64	12.537	14.650	21
2010	14.417	16.190	29	14.451	16.236	33	14.484	16.281	7	14.583	16.417	72	14.650	16.509	22
2011	16.190	15.747	32	16.236	15.799	33	16.281	15.851	5	16.417	16.008	74	16.509	16.113	17
2012	15.747	17.779	30	15.799	17.846	33	15.851	17.914	6	16.008	18.118	54	16.113	18.256	17
2013	17.779	17.728	21	17.846	17.805	27	17.914	17.881	6	18.118	18.112	44	18.256	18.268	12
2014	17.728	17.713	20	17.805	17.799	28	17.881	17.884	6	18.112	18.142	38	18.268	18.317	11
2015	17.713	16.632	21	17.799	16.720	21	17.884	16.809	5	18.142	17.077	33	18.317	17.259	10
Templeton Growth VIP
2006	14.075	16.822	8	14.105	16.866	1*	12.512	14.969	16	12.614	15.114	87	14.290	17.139	142
2007	16.822	16.893	11	16.866	16.945	1*	14.969	15.047	14	15.114	15.215	79	17.139	17.271	148
2008	16.893	9.559	7	16.945	9.594	1*	15.047	8.524	8	15.215	8.632	64	17.271	9.808	69
2009	9.559	12.297	5	9.594	12.347	1*	8.524	10.975	5	8.632	11.132	44	9.808	12.661	56
2010	12.297	12.958	3	12.347	13.017	1*	10.975	11.577	2	11.132	11.759	33	12.661	13.388	52
2011	12.958	11.827	3	13.017	11.887	1*	11.577	10.577	2	11.759	10.760	26	13.388	12.263	44
2012	11.827	14.049	3	11.887	14.128	1*	10.577	12.577	2	10.760	12.813	22	12.263	14.618	35
2013	14.049	18.033	2	14.128	18.141	1*	12.577	16.160	2	12.813	16.488	19	14.618	18.829	19
2014	18.033	17.195	2	18.141	17.305	1*	16.160	15.424	2	16.488	15.762	18	18.829	18.017	9
2015	17.195	15.777	2	17.305	15.884	1*	15.424	14.166	2	15.762	14.498	17	18.017	16.589	9
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
A-19

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
A-20

Appendix B —Charges for Lincoln Market SelectSM Advantage Rider
Charges and deductions (including examples) for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or later if the current version of the Lincoln Market SelectSM Advantage is not available in your state).
The initial rider charge is currently equal to an annual rate of 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The guaranteed maximum annual charge for the single life option is 2.25% (0.5625% quarterly) and 2.45% (0.6125% quarterly) for the joint life option. The guaranteed minimum annual charge for both single and joint life options is 0.75% (0.1875% quarterly). The initial annual rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease based on a formula that is tied to any change in the Volatility Index (VIX), which is an index of market volatility reported by the Chicago Board Options Exchange (“CBOE”). In general, as volatility increases, the quarterly charge rate increases and as volatility decreases, the quarterly charge rate decreases, subject to the maximums and minimums stated above. The charge rate is calculated using the average value of the VIX over a period of time. The average value of the VIX is determined using the values of the VIX as the close each day of the New York Stock Exchange is open for business, for the three-month period ending on the 14th day of the calendar month just prior to the quarterly rider charge deduction. We reserve the right to substitute this index with another index at any time and in our sole discretion. We will notify you in writing of such a change.
The maximum percentage that the charge rate can increase or decrease from the previously calculation rate is 0.05% for both single and joint life options, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. In addition, an excess volatility charge of 0.25% for both single and joint life options will also apply during times when the average value of the VIX equals or exceeds 50 over the three-month period described above. This excess volatility charge is added to any calculated charge rate, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. (The maximum percentage that the charge rate can change does not apply to the excess volatility charge.)
The quarterly charge rate will be calculated using the following formula: Initial quarterly rate + ([0.00625%] x (average daily value of the VIX – [19.00%])). You can find the value of the VIX for any given day by using the Chicago Board Options Exchange website at www.cboe.com. This calculation does not include any applicable excess volatility charge. The quarterly charge that was deducted for the prior quarter for this rider will appear on your quarterly statement.
The following example shows the calculation of the quarterly charge rate for the single life option beginning on the fifth quarterly anniversary of the rider through the eighth quarterly anniversary. The examples use the formula above and the following charge rates.
Initial Quarterly Charge Rate	0.2375%
Guaranteed Maximum Quarterly Charge Rate	0.5625%
Guaranteed Minimum Quarterly Charge Rate	0.1875%
Maximum Quarterly Charge Rate Change	0.05%
Excess Volatility Charge Rate	0.25%

Quarterly Anniversary	Average Value of the VIX for 3-month period	Calculated Quarterly Charge Rate using the formula*	Actual Quarterly Charge Rate
1st	17.23	-	0.2375%
2nd	18.92	-	0.2375%
3rd	25.47	-	0.2375%
4th	19.23	-	0.2375%
5th	17.66	0.2291%	0.2291%
6th	39.22	0.3638%	0.2791%
7th	51.25	0.4390%	0.5625%
8th	26.62	0.2851%	0.2851%
*This quarterly charge rate is using the formula above, and the result is prior to adjustments for the maximum quarterly charge rate change in addition to the guaranteed maximum and minimum quarterly charge rates, and any charge for excess volatility.
The quarterly charge rate for the first four quarterly anniversaries is 0.2375%. Starting on the fifth quarterly anniversary the quarterly charge rate begins to adjust.
5th Quarterly Anniversary
The average value of the VIX is 17.66.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (17.66 – 19.00)]
B-1

0.2375% + [0.00625% x (-1.34)]
0.2375% + (-0.008375%) = 0.2291%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fourth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2375% - 0.2291% = 0.0084% (a rate change of 0.0084% is less than the 0.05% maximum quarterly rate change)
0.2291% is less than the quarterly Guaranteed Maximum Charge rate (0.5625%) and greater than the quarterly Guaranteed Minimum Charge rate (0.1875%).
The actual quarterly charge rate is 0.2291%.
6th Quarterly Anniversary
The average value of the VIX increases to 39.22.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (39.22 – 19.00)]
0.2375% + [0.00625% x (20.22)]
0.2375% + (0.126375%) = 0.3638%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fifth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2291% - 0.3638% = -0.1347% (a rate change of -0.1347% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.2791% (5th quarterly anniversary charge rate + 0.05%).
0.2791% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2791%.
7th Quarterly Anniversary
The average value of the VIX increases to 51.25. Therefore, because the VIX exceeds 50, the excess volatility charge rate of 0.25% will apply.
Step 1: Calculate the quarterly charge rate based on the formula
0.2375% + [0.00625% x (51.25 – 19.00)]
0.2375% + [0.00625% x (32.25)]
0.2375% + (0.2015625%) = 0.4390%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Sixth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2791% - 0.4390% = -0.1599% (a rate change of -0.1599% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.3291% (sixth quarterly anniversary charge rate + 0.05%).
0.3291% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the minimum quarterly charge rate (0.1875%).
Step 3: Add excess volatility charge rate; Determine if quarterly charge rate calculated in Step 2 plus the excess volatility charge rate is at or below the guaranteed maximum quarterly charge rate.
0.3291% + 0.25% = 0.5791% which exceeds the maximum quarterly rider charge (0.5625%)
The actual quarterly charge rate is 0.5625%.
8th Quarterly Anniversary
The average value of the VIX decreases to 26.62.
Step 1: Calculate the quarterly charge rate based on the formula
B-2

0.2375% + [0.00625% x (26.62 – 19.00)]
0.2375% + [0.00625% x (7.62)]
0.2375% + (0.047625%) = 0.2851%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Seventh quarterly anniversary charge rate (prior to the excess volatility charge rate) minus quarterly charge rate calculated in Step 1 = 0.3291% - 0.2851% = 0.044% (a rate change of 0.044% is less than the 0.05% maximum quarterly rate change)
0.2851% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2851%.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
B-3

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

C-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

D-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

SAI 2

Lincoln ChoicePlusSM II Access
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM II Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2016. You may obtain a copy of the Lincoln ChoicePlusSM II Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $619,961,766, $606,129,776 and $561,689,144 to LFN and Selling Firms in 2013, 2014 and 2015 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
B-3

MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
B-4

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year access period and $8,957.45 with the 30-year access period.
At the end of the 20-year access period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options.
B-5

Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
About the CBOE Volatility Index
The “CBOE Volatility Index (VIX)” (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Chicago Board Options Exchange (”CBOE“) and has been licensed for use by The Lincoln National Life Insurance Company and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. CBOE®, CBOE Volatility Index and VIX™ are trademarks of the CBOE and have been licensed for use by SPDJI and Licensee. Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE. Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’s and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or CBOE without regard to Licensee or the Licensee’s Product(s). S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee
B-6

or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
B-7

Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life appear on the following pages.
B-8

Prospectus 3

Lincoln ChoicePlus AssuranceSM (C Share)
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2016
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. The minimum initial Purchase Payment for nonqualified contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. Currently, there is no fixed account offered in this product. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund*
American Funds Global Small Capitalization Fund*
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds International Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series*
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund*
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund*
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
LVIP American Global Growth Fund*
LVIP American Global Small Capitalization Fund*
LVIP American Growth Fund*
LVIP American Growth-Income Fund*
LVIP American International Fund*
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
LVIP BlackRock Emerging Markets Managed Volatility Fund*
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund*
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund*
(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund*
LVIP Managed Risk Profile 2020 Fund*
LVIP Managed Risk Profile 2030 Fund*
LVIP Managed Risk Profile 2040 Fund*
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Mid Cap Managed Volatility Portfolio*
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series*
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) no do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advan-
tage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are cur-
rently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4), i4LIFE® Advantage (without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the twelfth contract anniversary.
Purchase Payments—Amounts paid into the contract other than Persistency Credits.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
We may apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.
•	Table E reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased Lincoln Market SelectSM Advantage.

TABLE A
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2,3]
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	2.05%
Administrative Charge	0.10%
Total Separate Account Expenses	2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.85%
Administrative Charge	0.10%
Total Separate Account Expenses	1.95%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.60%
Administrative Charge	0.10%
Total Separate Account Expenses	1.70%
Account Value Death Benefit
Mortality and Expense Risk Charge	1.55%
Administrative Charge	0.10%
Total Separate Account Expenses	1.65%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[4,5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market SelectSM Advantage (for riders purchased on or after May 16, 2016):[6]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Lincoln Market SelectSM Advantage (for riders purchased prior to May 16, 2016):[7]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
Guaranteed Minimum Annual Charge	0.75%	0.95%
Lincoln Lifetime IncomeSM Advantage:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[9]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[9]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[10]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[11]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge[12]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge[13]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.76%	N/A
Optional Nonforfeiture Benefit Charge[14]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.12%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[4]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[5]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[6]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and/or Automatic Annual Step-ups and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Deductions – Rider Charges – Lincoln Market SelectSM Advantage.
[7]	As an annualized percentage of the Income Base as increased by subsequent Purchase Payments and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. The initial annual charge rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease. The increase or decrease is based on a formula that is tied to any change in the Volatility Index (VIX). In addition, an excess volatility charge rate of 0.25% for both single and joint life options will also apply during times when the average VIX equals or exceeds 50 over a three-month period. See Appendix C.
[8]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information.
[9]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information.
[10]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information.
[11]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.
[12]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge rates are different for the Level Benefit and Growth Benefit. See Charges and Other Deductions – Rider Charges – Lincoln Long-Term CareSM Advantage Charges for additional information.
[13]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). See Charges and Other Deductions – Rider Charges – Lincoln Long-Term CareSM Advantage Charges for additional information.
[14]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.13% (0.0325% quarterly) for the state of California, and 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). See Charges and Other Deductions – Rider Charges – Lincoln Long-Term CareSM Advantage Charges for additional information.

TABLE B
Annual Account Fee:[1]	$35

i4LIFE® Advantage without	Single/Joint LIfe
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.35%
Guarantee of Principal Death Benefit	2.10%
Account Value Death Benefit	2.05%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.35%	4.35%
Current Charge	3.00%	3.20%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.10%	4.10%
Current Charge	2.75%	2.95%
Account Value Death Benefit
Guaranteed Maximum Charge	4.05%	4.05%

Current Charge	2.70%	2.90%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%
Current Charge	2.85%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.60%
Current Charge	2.60%
Account Value Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.55%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE C
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime

IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who previously purchased 4LATER® Advantage:[2]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%
Current Charge	3.00%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.60%
Current Charge	2.75%
Account Value Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.70%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

TABLE E
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who previously purchased Lincoln Market SelectSM Advantage:	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased on or after May 16, 2016):[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	0.95%	1.15%
i4LIFE® Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016):[3]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Guaranteed Minimum Annual Charge	0.75%	0.95%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market SelectSM Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market SelectSM Advantage current charge rate. (The Lincoln Market SelectSM Advantage charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge.)
[3]	At the time i4LIFE® Advantage Guaranteed Income Benefit is elected, the final calculated charge rate for Lincoln Market SelectSM Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for i4LIFE® Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE® Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the initial dollar amount (charge calculated above) is multiplied by the current Lincoln Market SelectSM Advantage quarterly rider charge rate divided by the prior quarterly rider charge rate. On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate divided by the prior quarterly rider charge rate is multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The quarterly rider charge rates are calculated as described above for Lincoln Market SelectSM Advantage, including the excess volatility charge.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	2.02%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.46%	1.71%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2017.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$619	$1,873	$3,145	$6,410
2) If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$619	$1,873	$3,145	$6,410
The next Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$677	$2,009	$3,311	$6,433
Level Benefit Option	$726	$2,150	$3,536	$6,832
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$677	$2,009	$3,311	$6,433
Level Benefit Option	$726	$2,150	$3,536	$6,832
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts – Sample Portfolios.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Persistency Credit? For contracts issued on or after November 14, 2011, a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than twelve years will be credited on a quarterly basis after the twelfth anniversary. For contracts issued on or after June 6, 2005 but prior to November 14, 2011 (or later in some states that have not approved the contract changes), a Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the

Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4), i4LIFE® Advantage (without Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk) are available for election only at the time the contract was purchased, unless your contract was issued prior to August 26, 2013. Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln Market SelectSM Advantage? Lincoln Market SelectSM Advantage is an optional rider that you may purchase that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Guaranteed Annual Income amount will vary, based on when you take your first withdrawal. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market SelectSM Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. You cannot simultaneously elect Lincoln Market SelectSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and The Contracts – Lincoln Market SelectSM Advantage.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Lincoln Lifetime IncomeSM Advantage and Investment Requirements. This rider is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus (or “Plus Option”) provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and depending on when you purchased the rider, you may be subject to Investment Requirements. See The Contracts – Lincoln SmartSecurity® Advantage and Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk) and Investment Requirements. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is an optional rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). 4LATER® Advantage (Managed Risk) is available for elections only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. You cannot simultaneously elect 4LATER® Advantage (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – 4LATER® Advantage (Managed Risk) and Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (or “LTC rider”) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts – Living Benefit Riders – Lincoln Long-Term CareSM Advantage and Investment Requirements.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about June 13, 2016. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010.
•	International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income. This fund is not available in contracts issued on or after November 15, 2010.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.

Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after June 4, 2007.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not available in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class II): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
(formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(4)
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Service Class)(1): Long-term capital growth. This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)(1): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(4)
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4)
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)

(formerly LVIP Invesco V.I. Comstock Managed Volatility Fund)
This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4)
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) This fund is not available in contracts issued on or after February 8, 2016.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return. This fund will be available on or about June 13, 2016. Consult your registered representative.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. This fund is not available in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is not available in contracts issued on or after June 4, 2007.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not available in contracts issued on or after May 24, 2004.
•	Growth & Income Fund (Class IB): Capital growth and current income. This fund is not available in contracts issued on or after May 24, 2004.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(3)	The Fund’s risk management style is not a guarantee, and the Fund’s shareholders may experience losses. The Fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. The use of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(4)	Fund’s managed volatility strategy is not a guarantee, and the Fund’s shareholders may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.

Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;

•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit Rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	2.05%	1.85%	1.60%	1.55%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	2.15%	1.95%	1.70%	1.65%
For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charge rates are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.
Account Fee
During the accumulation period, we will deduct an account fee of $35 ($30 for contracts purchased prior to November 15, 2010) from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect, and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no further rider charge will be deducted.
Lincoln Market SelectSM Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market SelectSM Advantage which is deducted quarterly. For riders purchased on or after May 16, 2016, the current initial annual rider charge rate is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased for subsequent Purchase Payments and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Lincoln Market SelectSM Advantage– Income Base.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
For Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or after May 16, 2016, if the current version of Lincoln Market SelectSM Advantage is not available in your state), a discussion of the charges, including examples, can be found in Appendix C of this prospectus.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider charge rate may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge rate will never exceed the guaranteed maximum annual charge rate of 1.50% of the Guaranteed Amount. Therefore, your charge rate for this rider could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge rate to increase (see below). You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.

The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the

Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 2.05% for the i4LIFE® Advantage Account Value Death Benefit; 2.10% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 3.00% (2.85% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge rate for a total current charge rate, computed daily as follows: 2.90% for the i4LIFE® Advantage Account Value Death Benefit; 2.95% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 3.20% for the i4LIFE® Advantage EGMDB. These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk). If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (“Prior Rider”), you may carry over certain features of that rider to elect the version of i4LIFE® Advantage Guaranteed Income Benefit (version 4 or Managed Risk) available to you. If you make this election, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This charge rate is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions from the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.

The discussion below applies to all of the Prior Riders listed above, unless otherwise indicated.
The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total annual subaccount charge for the Death Benefit you have elected on your base contract also applies. The current annual initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option, unless Lincoln Market SelectSM Advantage was your Prior Rider. If Lincoln Market SelectSM Advantage was your Prior Rider, the current initial charge rate for i4LIFE® Advantage Guaranteed Income Benefit is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the current charge rate of the Prior Rider. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to the purchases of other Prior Riders, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 x 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge rate of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:

1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge rate increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 x ($5,550/$5,175) x (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate (1.15%/1.05%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.70% for the i4LIFE® Advantage Account Value Death Benefit; 2.75% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 3.00% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% for the i4LIFE® Advantage Account Value Death Benefit; 2.60% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.85% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual charge rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual charge rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.

Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases sue to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.
Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specifications page of your LTC rider. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.05%
50-54	0.05%
55-59	0.06%
60-64	0.06%
65-69	0.09%
70-74	0.12%
The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.
Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000

Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualifed contracts only, under age 91, if i4LIFE® Advantage with Account Value Death Benefit is elected, subject to additional terms and limitations and Home Office approval). Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum initial Purchase Payment for nonqualified contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations and Home Office approval) is $50,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Persistency Credits
For contracts purchased on or after November 14, 2011, Contractowners will receive a Persistency Credit on a quarterly basis after the twelfth contract anniversary. For contracts purchased on or after June 6, 2005 and prior to November 14, 2011 (or later in those states that have not approved the contract changes), Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least twelve years (seven years for contracts purchased on or after June 6, 2005 and prior to November 14, 2011) by 0.10%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed accounts in proportion to the Contract Value in each variable Subaccount and fixed account at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 (or for nonqualified contracts only, under age 91, if i4LIFE® Advantage with Account Value Death Benefit is elected , subject to additional terms and limitations and Home Office approval) as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Sample Portfolios
You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. These allocations will remain in place unless you tell us otherwise. Any subsequent Purchase Payments will be invested according to your allocation instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue. For contracts purchased prior to February 23, 2015, sample portfolios are not available for election with any Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit). For contracts purchased on or after February 23, 2015, sample portfolios are available when electing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) at the time the contract is purchased.
Unless you have elected a Living Benefit Rider, your portfolio will not be automatically rebalanced. In order to maintain the portfolio’s specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.
Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln

Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker-dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that, over time, a portfolio may not reflect the risk tolerance or return that was expected.
Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSGA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
The models are as follows:
•	The Lincoln SSGA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSGA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
•	The Lincoln SSGA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSGA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
•	The Lincoln SSGA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSGA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	33%
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after June 6, 2005 (or later in some states), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM

Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an Interest Adjustment for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Estate Enhancement Benefit Rider (EEB Rider). This Death Benefit will no longer be available beginning May 16, 2016. The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or

•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider is not available in the state of Washington. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE® Advantage or Lincoln Long-Term CareSM Advantage.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the enhancement rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.

Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Market SelectSM Advantage	On or after February 8, 2016	Option 3
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
Lincoln Long-Term CareSM Advantage	On or after April 11, 2011	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3

If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Growth Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Emerging Markets Managed Volatility Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Foundation® Aggressive Allocation Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Core Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group.

This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 75% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP BlackRock Emerging Markets Managed Volatility Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Core Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders sections below, according to which rider you purchased. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.

Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 2
Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect) (subject to state approval)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund

Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015. For Lincoln Market SelectSM Advantage riders, and for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
BlackRock Global Allocation V.I. Fund
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Growth Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account

Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	MFS® VIT Total Return Series

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
Templeton Global Bond VIP Fund*	All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
The ClearBridge Variable Mid Cap Core Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund

•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund*
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage), a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage), or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;

•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you purchased your contract prior to August 26, 2013 and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.
In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider charge rate may increase to the current charge rate each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement that occurs after the tenth Benefit Year anniversary, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in these years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. See the earlier Income Base section. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.00%	55 – 58	3.00%

Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 on the rider’s effective date, (4% Guaranteed Annual Income percentage), and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a

Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, and/or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market SelectSM Advantage; or
•	If the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;

•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
This discussion applies to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), and to Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 and wish to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln Market SelectSM Advantage
Lincoln Market SelectSM Advantage is a Living Benefit Rider available for purchase (if available in your state) that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero.
In order to purchase Lincoln Market SelectSM Advantage, your Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment will vary, depending on when you take your first withdrawal. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the amount of the charges. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market SelectSM Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.
Availability. Lincoln Market SelectSM Advantage (if approved in your state) is available only to current Contractowners who have previously purchased a Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider. If you terminate an existing rider to elect Lincoln Market SelectSM Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market SelectSM Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage.
In general, anytime you terminate a rider, you lose all Contract Value provided by that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market SelectSM Advantage. Your initial Income Base under Lincoln Market SelectSM Advantage will be equal to the Contract Value on the effective date of the Lincoln Market SelectSM Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market SelectSM Advantage before making your decision. Lincoln Market SelectSM Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, Lincoln Market SelectSM Advantage does not offer a 5% Enhancement like both Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk). Also, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and electing Lincoln Market SelectSM Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.
Lincoln Market SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect this rider and any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time. There is no guarantee that Lincoln Market SelectSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market SelectSM Advantage available to new purchasers.
If you purchase Lincoln Market SelectSM Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market SelectSM Advantage Charge.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate from one of the tables below. The rate is based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you and your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, additional Purchase Payments, and Excess Withdrawals, as described below.
If you take a withdrawal prior to the fifth Benefit Year anniversary (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal), Table A will always be used to determine the Guaranteed Annual Income amount. As long as no withdrawals occur on or after the fifth Benefit Year anniversary, Table B will always be used.
Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.
Age	TABLE A		TABLE B
	Single Life Option	Joint Life Option*	Single Life Option	Joint Life Option*
55 – 58	2.5%	2.5%	3.5%	3.5%
59 – 64	3.0%	3.0%	4.0%	4.0%
65 – 74	4.0%	3.5%	5.0%	4.5%
75 +	4.0%	4.0%	5.0%	5.0%
*For the joint life option, age is based on the younger of you and your spouse.
For example, assume you purchase Lincoln Market SelectSM Advantage (single life option) at age 60, and you take your first withdrawal at age 63. Since the withdrawal occurred prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income percentage for this and all subsequent withdrawals, and the rate for your Guaranteed Annual Income will be 3.0%. If you took your second withdrawal and had an Automatic Annual Step-up at age 70, Table A still applies, and your Guaranteed Annual Income percentage is increased to 4.0%. If you wait to take your first withdrawal on or after the fifth Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income percentage for all Guaranteed Annual Income withdrawals.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount using a rate from Table A above and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The Contractowner is age 70 (4% Guaranteed Annual Income percentage), a withdrawal occurred prior to the fifth Benefit Year anniversary, with a Contract Value of $200,000 on the fifth Benefit Year anniversary:
Contract Value on the Benefit Year anniversary	$200,000
Income Base on the Benefit Year anniversary	$200,000
Initial Guaranteed Annual Income amount on the Benefit Year anniversary ($200,000 x 4%)	$8,000
Contract Value six months after Benefit Year anniversary	$210,000
Income Base six months after Benefit Year anniversary	$200,000
Withdrawal six months after Benefit Year anniversary when Contractowner is still age 70	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$8,200
The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 70 elected the single life option, waited until after the fifth Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount using a percentage from Table B, and the Contract Value under Lincoln Market SelectSM Advantage.
The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market SelectSM Advantage has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Market SelectSM Advantage rider. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Market SelectSM Advantage, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Market SelectSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000 / $75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
c)$150,000 - $16,875 = $133,125 [$150,000 x ($9,000 / $80,000) = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market SelectSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Market SelectSM Advantage may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you have the Lincoln Market SelectSM Advantage single life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) single life option. If you have the Lincoln Market SelectSM Advantage joint life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Market SelectSM Advantage and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4), you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market SelectSM Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market SelectSM Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market SelectSM Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum

Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE® Advantage option). Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.

The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth Benefit Year anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444).
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 59½ for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts – Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 59½ for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
c)	Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculations as follows:
a)	$80,000 - $9,000 = $71,000 (Reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
$95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c)	$150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase.
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount.

Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage terms and charge in effect at the time of the i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
For contracts issued on or after August 26, 2013, 4LATER® Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Contractowners with an active 4LATER® Advantage that wish to terminate 4LATER® Advantage and elect 4LATER® Advantage (Managed Risk) must first terminate 4LATER® Advantage (subject to the termination rules) before you will be able to elect 4LATER® Advantage (Managed Risk). Only contracts purchased prior to August 26, 2013, are eligible to add a rider after the contract is issued. See the 4LATER® Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of Lincoln Market SelectSM Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the

Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000

Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable your version of to i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit. Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market SelectSM Advantage or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections for prior purchasers of Lincoln Market SelectSM Advantage.
	Table A for i4LIFE® Advantage Regular Income Payments or withdrawals taken prior to the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)		Table B for i4LIFE® Advantage Regular Income Payments or withdrawals taken on and after the 5th Benefit Year anniversary (Percentage of Account Value or Income Base*)
Age	Single Life	Joint Life	Single Life	Joint Life
Under age 40	1.50%	1.50%	2.50%	2.50%
40 – 54	2.00%	2.00%	3.00%	3.00%
55 – 58	2.50%	2.50%	3.50%	3.50%
59 – 64	3.00%	3.00%	4.00%	4.00%
65 – 69	3.50%	3.00%	4.50%	4.00%
70 – 74	4.00%	3.50%	5.00%	4.50%
75 – 79	4.00%	4.00%	5.00%	5.00%
80+	4.50%	4.50%	5.50%	5.50%

*	Purchasers of Lincoln Market SelectSM Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% x $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
Lincoln Market SelectSM Advantage. Contractowners who purchase Lincoln Market SelectSM Advantage are guaranteed the right, in the future, to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market SelectSM Advantage.
If this election is made, you can use the greater of the Income Base under Lincoln Market SelectSM Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (version 4). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under the joint life option) at the time the Guaranteed Income Benefit is elected. The initial Guaranteed Income Benefit will be lower if you took your first withdrawal (either a Guaranteed Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE® Advantage Guaranteed Income Benefit prior to the fifth Benefit Year anniversary of the Lincoln Market SelectSM Advantage rider.
The specific percentages and the corresponding age-bands for this rider are outlined on the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. Prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Income Benefit amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) or begin receiving Regular Income Payments under i4LIFE® Advantage Guaranteed Income Benefit, prior to the fifth Benefit Year anniversary, Table A will always be used to establish the Guaranteed Income Benefit. On or after the fifth Benefit Year anniversary, as long as no withdrawals occurred prior to the fifth Benefit Year anniversary, Table B will always be used.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage may elect the Guaranteed Income Benefit version currently available to them. At the time the initial Guaranteed Income Benefit is determined, the remaining Guaranteed Amount (if greater than the Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life (joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.

Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% AIR will be used to calculate the Regular Income Payments;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)

Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it.

You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Lincoln Long-Term CareSM Advantage
The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis ;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.
Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.
•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.
On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.
Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.
To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charges.
Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.
What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.

•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider. In addition, the EEB Death Benefit is not available with the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.

Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.
Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.
A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing the tub or shower.
2.	Continence hygiene (including caring of a catheter or colostomy bag).
3.	Dressing

4.	Eating feeding tube or intravenously.
5.	Toileting
6.	Transferring
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.
Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:
Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.
If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.
Acceleration Benefit
•	First payments made under the LTC Rider
•	Deducted from your Contract Value
•	Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results

⇩
Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
⇩
Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account

Growth Benefit
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results

⇩
Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.
Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.
Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (Purchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to the 90th day after the contract date.
Initial Purchase Payment January 1 (contract date equals January 1):	$100,000
Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000
Contract Value February 1 prior to subsequent Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Purchase Payment:	$200,000
Extension Benefit after subsequent Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.

Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months

Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.
During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any.

On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.
Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charge.
Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.

Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000
Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.
Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.
When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months

LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.
Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See The Contracts—Surrenders and Withdrawals.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments . Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.
Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.
Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal

[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.
On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.
Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;

•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.
Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:
Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%

Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.
General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death. The EEB Death Benefit is not available with the LTC Rider.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.
Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $340.00 per day or $124,100 annually for 2016), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.
If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.
If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.
Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market SelectSM Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, or Regular Income Payments under i4LIFE® Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B +K)[n]
where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of Purchase Payments, plus up to 0.25% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of Purchase Payments, plus up to 0.30% quarterly based on Contract Value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges
The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;

•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
About the CBOE Volatility Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (C Share).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

(This page intentionally left blank)

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
AB VPS Global Thematic Growth
2006	N/A	N/A	N/A	4.156	4.431	1*	11.032	11.773	3
2007	N/A	N/A	N/A	4.431	5.226	1*	11.773	13.898	4
2008	N/A	N/A	N/A	5.226	2.700	1*	13.898	7.189	2
2009	N/A	N/A	N/A	2.700	4.067	1*	7.189	10.839	5
2010	N/A	N/A	N/A	4.067	4.744	4	10.839	12.656	3
2011	N/A	N/A	N/A	4.744	3.574	3	12.656	9.544	2
2012	N/A	N/A	N/A	3.574	3.981	1*	9.544	10.642	1*
2013	N/A	N/A	N/A	3.981	4.814	2	10.642	12.880	1*
2014	N/A	N/A	N/A	4.814	4.963	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	4.963	5.011	1*	N/A	N/A	N/A
AB VPS Growth and Income(1)
2004	11.204	12.233	1*	10.257	11.221	83	11.281	12.354	58
2005	12.233	12.561	2	11.221	11.545	74	12.354	12.723	88
2006	12.561	14.425	2	11.545	13.285	61	12.723	14.655	80
2007	14.425	14.849	2	13.285	13.703	57	14.655	15.130	69
2008	14.849	8.645	1*	13.703	7.993	49	15.130	8.835	58
2009	8.645	10.213	1*	7.993	9.463	29	8.835	10.469	50
2010	10.213	11.309	1*	9.463	10.499	27	10.469	11.628	41
2011	11.309	11.776	1*	10.499	10.954	18	11.628	12.144	37
2012	11.776	13.554	1*	10.954	12.633	19	12.144	14.019	34
2013	13.554	15.829	1*	12.633	14.765	18	14.019	16.391	33
AB VPS International Value(2)
2006	N/A	N/A	N/A	10.659	11.842	10	11.043	11.850	6
2007	12.521	12.257	1*	11.842	12.297	12	11.850	12.318	17
2008	N/A	N/A	N/A	12.297	5.651	16	12.318	5.666	19
2009	N/A	N/A	N/A	5.651	7.468	19	5.666	7.496	21
2010	N/A	N/A	N/A	7.468	7.662	18	7.496	7.698	21
2011	N/A	N/A	N/A	7.662	6.071	9	7.698	6.106	20
2012	N/A	N/A	N/A	6.071	6.820	7	6.106	6.865	16
2013	N/A	N/A	N/A	6.820	7.504	7	6.865	7.558	16
AB VPS Large Cap Growth
2006	N/A	N/A	N/A	6.243	6.101	31	11.931	11.672	2
2007	N/A	N/A	N/A	6.101	6.819	31	11.672	13.057	1*
2008	N/A	N/A	N/A	6.819	4.036	26	13.057	7.737	1*
2009	N/A	N/A	N/A	4.036	5.443	32	7.737	10.444	1*
2010	N/A	N/A	N/A	5.443	5.881	35	10.444	11.295	1*
2011	N/A	N/A	N/A	5.881	5.595	3	11.295	10.757	1*
2012	N/A	N/A	N/A	5.595	6.391	2	10.757	12.300	1*
2013	N/A	N/A	N/A	6.391	8.613	3	12.300	16.592	1*
2014	N/A	N/A	N/A	8.613	9.644	19	16.592	18.598	1*
2015	N/A	N/A	N/A	9.644	10.516	18	18.598	20.300	1*
AB VPS Small/Mid Cap Value
2006	N/A	N/A	N/A	18.619	20.915	27	18.700	21.027	22
2007	N/A	N/A	N/A	20.915	20.887	17	21.027	21.020	19
2008	N/A	N/A	N/A	20.887	13.201	13	21.020	13.298	17
2009	N/A	N/A	N/A	13.201	18.524	6	13.298	18.679	17
2010	N/A	N/A	N/A	18.524	23.065	7	18.679	23.282	14
2011	N/A	N/A	N/A	23.065	20.731	5	23.282	20.947	11
2012	N/A	N/A	N/A	20.731	24.159	4	20.947	24.435	9
2013	29.297	31.919	1*	24.159	32.707	4	24.435	33.114	5
2014	31.919	34.137	1*	32.707	35.050	4	33.114	35.521	3
2015	34.137	31.603	1*	35.050	32.513	3	35.521	32.983	3

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Inflation Protection(3)
2004	9.991	10.392	1*	9.905	10.404	16	10.042	10.410	72
2005	10.392	10.360	3	10.404	10.393	50	10.410	10.410	143
2006	10.360	10.330	3	10.393	10.384	41	10.410	10.411	100
2007	10.330	11.105	3	10.384	11.185	30	10.411	11.226	76
2008	11.105	10.727	10	11.185	10.826	26	11.226	10.876	71
2009	10.727	11.608	20	10.826	11.740	39	10.876	11.806	58
2010	11.608	11.977	20	11.740	12.136	37	11.806	12.217	56
2011	11.977	13.138	7	12.136	13.340	35	12.217	13.442	49
2012	13.138	13.850	6	13.340	14.091	30	13.442	14.212	47
2013	13.850	13.540	7	14.091	13.785	28	14.212	13.910	40
American Funds Global Growth
2006	12.601	14.897	3	12.641	14.975	45	12.662	15.014	26
2007	14.897	16.795	3	14.975	16.917	31	15.014	16.978	25
2008	16.795	10.158	12	16.917	10.252	28	16.978	10.299	19
2009	10.158	14.190	9	10.252	14.350	27	10.299	14.431	18
2010	14.190	15.566	8	14.350	15.773	19	14.431	15.878	11
2011	15.566	13.923	4	15.773	14.136	18	15.878	14.244	9
2012	13.923	16.752	4	14.136	17.043	12	14.244	17.190	9
2013	16.752	21.243	3	17.043	21.655	15	17.190	21.864	9
2014	21.243	21.336	1*	21.655	21.793	13	21.864	22.026	8
2015	21.336	22.398	1*	21.793	22.924	9	22.026	23.191	7
American Funds Global Small Capitalization
2006	21.866	26.628	1*	12.458	15.201	135	22.139	27.042	46
2007	26.628	31.742	1*	15.201	18.157	102	27.042	32.332	54
2008	31.742	14.482	1*	18.157	8.301	76	32.332	14.796	38
2009	14.482	22.931	1*	8.301	13.170	47	14.796	23.498	31
2010	22.931	27.557	1*	13.170	15.858	62	23.498	28.323	25
2011	27.557	21.872	1*	15.858	12.612	35	28.323	22.548	23
2012	21.872	25.375	1*	12.612	14.661	28	22.548	26.237	16
2013	25.375	31.954	1*	14.661	18.499	27	26.237	33.139	12
2014	31.954	32.034	1*	18.499	18.583	25	33.139	33.322	10
2015	N/A	N/A	N/A	18.583	18.327	10	33.322	32.897	6
American Funds Growth
2006	15.445	16.711	6	9.136	9.904	371	15.643	16.976	306
2007	16.711	18.431	5	9.904	10.945	316	16.976	18.779	272
2008	18.431	10.137	2	10.945	6.032	225	18.779	10.360	205
2009	10.137	13.873	2	6.032	8.272	283	10.360	14.221	181
2010	13.873	16.163	2	8.272	9.657	271	14.221	16.618	134
2011	16.163	15.188	2	9.657	9.092	223	16.618	15.662	107
2012	15.188	17.577	1*	9.092	10.543	231	15.662	18.180	87
2013	17.577	22.450	1*	10.543	13.493	207	18.180	23.290	64
2014	22.450	23.913	1*	13.493	14.401	191	23.290	24.883	51
2015	23.913	25.085	1*	14.401	15.137	68	24.883	26.180	40
American Funds Growth-Income
2006	13.268	15.005	31	12.449	14.107	380	13.439	15.244	409
2007	15.005	15.473	24	14.107	14.576	286	15.244	15.767	363
2008	15.473	9.440	3	14.576	8.911	192	15.767	9.648	281
2009	9.440	12.162	3	8.911	11.503	164	9.648	12.468	241
2010	12.162	13.303	3	11.503	12.608	131	12.468	13.679	181
2011	13.303	12.820	3	12.608	12.174	119	13.679	13.222	148
2012	12.820	14.786	3	12.174	14.069	88	13.222	15.295	115
2013	14.786	19.377	2	14.069	18.475	80	15.295	20.105	90
2014	19.377	21.045	1*	18.475	20.105	74	20.105	21.901	75
2015	21.045	20.960	1*	20.105	20.064	59	21.901	21.877	49

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International
2006	16.758	19.573	5	9.615	11.253	187	16.972	19.882	103
2007	19.573	23.061	15	11.253	13.285	134	19.882	23.496	103
2008	23.061	13.102	3	13.285	7.563	113	23.496	13.389	69
2009	13.102	18.402	2	7.563	10.644	93	13.389	18.862	60
2010	18.402	19.371	2	10.644	11.227	71	18.862	19.915	50
2011	19.371	16.360	2	11.227	9.501	67	19.915	16.870	49
2012	16.360	18.936	2	9.501	11.019	53	16.870	19.585	40
2013	18.936	22.611	2	11.019	13.184	53	19.585	23.456	28
2014	22.611	21.608	1*	13.184	12.624	47	23.456	22.483	25
2015	21.608	20.251	1*	12.624	11.855	32	22.483	21.135	23
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A	10.424	11.569	5	10.450	11.576	14
2010	N/A	N/A	N/A	11.569	12.491	17	11.576	12.511	18
2011	12.450	11.777	1*	12.491	11.839	19	12.511	11.870	18
2012	11.777	12.713	1*	11.839	12.806	19	11.870	12.852	16
2013	12.713	14.280	2	12.806	14.412	20	12.852	14.479	20
2014	14.280	14.289	2	14.412	14.450	20	14.479	14.532	17
2015	14.289	13.887	2	14.450	14.071	13	14.532	14.165	4
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.555	10.590	4
Delaware VIP Diversified Income
2006	10.597	11.190	3	10.631	11.248	86	10.648	11.277	107
2007	11.190	11.799	2	11.248	11.884	89	11.277	11.927	111
2008	11.799	11.015	19	11.884	11.117	79	11.927	11.168	111
2009	11.015	13.696	10	11.117	13.851	83	11.168	13.928	114
2010	13.696	14.503	10	13.851	14.696	51	13.928	14.793	95
2011	14.503	15.113	5	14.696	15.345	49	14.793	15.462	95
2012	15.113	15.856	5	15.345	16.131	38	15.462	16.271	93
2013	15.856	15.344	3	16.131	15.642	30	16.271	15.793	74
2014	15.344	15.814	3	15.642	16.152	27	15.793	16.325	61
2015	15.814	15.316	3	16.152	15.675	34	16.325	15.858	55
Delaware VIP Emerging Markets
2006	N/A	N/A	N/A	24.206	30.194	13	16.986	21.209	25
2007	N/A	N/A	N/A	30.194	41.137	20	21.209	28.925	23
2008	N/A	N/A	N/A	41.137	19.550	23	28.925	13.760	10
2009	N/A	N/A	N/A	19.550	34.167	14	13.760	24.072	7
2010	N/A	N/A	N/A	34.167	39.728	6	24.072	28.019	7
2011	N/A	N/A	N/A	39.728	31.262	5	28.019	22.070	5
2012	N/A	N/A	N/A	31.262	35.112	5	22.070	24.813	5
2013	N/A	N/A	N/A	35.112	37.943	3	24.813	26.840	5
2014	N/A	N/A	N/A	37.943	34.237	2	26.840	24.243	5
2015	N/A	N/A	N/A	34.237	28.701	2	24.243	20.343	5
Delaware VIP High Yield
2006	14.741	16.235	1*	12.151	13.409	40	14.932	16.495	82
2007	16.235	16.343	2	13.409	13.526	46	16.495	16.655	68
2008	16.343	12.124	2	13.526	10.054	28	16.655	12.393	55
2009	12.124	17.693	1*	10.054	14.702	25	12.393	18.139	46
2010	17.693	19.959	1*	14.702	16.618	25	18.139	20.524	38
2011	19.959	20.049	2	16.618	16.727	21	20.524	20.679	32
2012	20.049	23.098	1*	16.727	19.308	19	20.679	23.895	30
2013	23.098	24.710	1*	19.308	20.697	16	23.895	25.639	25
2014	24.710	24.127	1*	20.697	20.249	15	25.639	25.109	23
2015	24.127	22.056	1*	20.249	18.548	14	25.109	23.023	17

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP Limited-Term Diversified Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.141	10.197	5
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.197	10.466	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	11.144	11.298	44	10.413	11.349	16
2010	N/A	N/A	N/A	11.298	11.590	45	11.349	11.655	19
2011	N/A	N/A	N/A	11.590	11.692	48	11.655	11.769	16
2012	N/A	N/A	N/A	11.692	11.791	10	11.769	11.880	18
2013	N/A	N/A	N/A	11.791	11.444	9	11.880	11.542	16
2014	N/A	N/A	N/A	11.444	11.419	9	11.542	11.529	9
2015	N/A	N/A	N/A	11.419	11.303	9	11.529	11.423	3
Delaware VIP REIT
2006	19.432	25.243	17	20.944	27.260	33	19.679	25.640	58
2007	25.243	21.266	15	27.260	23.012	30	25.640	21.666	46
2008	21.266	13.510	4	23.012	14.648	20	21.666	13.805	36
2009	13.510	16.344	2	14.648	17.756	12	13.805	16.752	28
2010	16.344	20.314	2	17.756	22.114	13	16.752	20.883	25
2011	20.314	22.059	2	22.114	24.062	12	20.883	22.745	20
2012	22.059	25.251	1*	24.062	27.599	12	22.745	26.115	19
2013	25.251	25.265	1*	27.599	27.669	11	26.115	26.208	13
2014	25.265	32.024	1*	27.669	35.142	12	26.208	33.319	14
2015	32.024	32.545	1*	35.142	35.784	9	33.319	33.963	8
Delaware VIP Small Cap Value
2006	19.345	22.007	18	21.504	24.512	57	19.590	22.353	86
2007	22.007	20.126	16	24.512	22.462	39	22.353	20.504	59
2008	20.126	13.816	4	22.462	15.451	25	20.504	14.118	52
2009	13.816	17.844	6	15.451	19.995	20	14.118	18.289	43
2010	17.844	23.107	5	19.995	25.945	17	18.289	23.755	39
2011	23.107	22.323	2	25.945	25.115	15	23.755	23.017	31
2012	22.323	24.902	2	25.115	28.072	11	23.017	25.753	24
2013	24.902	32.554	1*	28.072	36.772	11	25.753	33.769	18
2014	32.554	33.753	1*	36.772	38.202	10	33.769	35.117	16
2015	33.753	30.992	1*	38.202	35.148	9	35.117	32.343	12
Delaware VIP Smid Cap Growth(4)
2006	15.177	15.991	5	7.723	8.154	38	15.370	16.244	38
2007	15.991	17.340	4	8.154	8.859	28	16.244	17.666	27
2008	17.340	9.045	5	8.859	4.630	20	17.666	9.243	23
2009	9.045	13.707	4	4.630	7.031	20	9.243	14.050	19
2010	16.268	18.393	4	8.358	9.454	22	16.713	18.909	16
2011	18.393	19.483	4	9.454	10.034	37	18.909	20.089	14
2012	19.483	21.174	4	10.034	10.927	13	20.089	21.899	13
2013	21.174	29.303	7	10.927	15.152	11	21.899	30.398	9
2014	29.303	29.592	7	15.152	15.332	10	30.398	30.790	8
2015	29.592	31.173	7	15.332	16.183	5	30.790	32.532	8
Delaware VIP U.S. Growth
2006	11.129	11.150	1*	11.211	11.254	10	11.257	11.313	28
2007	11.150	12.300	1*	11.254	12.440	10	11.313	12.517	27
2008	12.300	6.899	1*	12.440	6.992	6	12.517	7.042	23
2009	6.899	9.682	1*	6.992	9.831	3	7.042	9.912	18
2010	9.682	10.791	1*	9.831	10.980	2	9.912	11.081	10
2011	10.791	11.388	1*	10.980	11.610	3	11.081	11.729	12
2012	11.388	12.963	1*	11.610	13.242	1*	11.729	13.391	8
2013	12.963	17.109	1*	13.242	17.512	1*	13.391	17.727	6
2014	N/A	N/A	N/A	17.512	19.377	1*	17.727	19.633	6
2015	N/A	N/A	N/A	19.377	20.028	1*	19.633	20.313	4

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP Value
2006	12.985	15.781	1*	12.876	15.678	20	13.157	16.037	37
2007	15.781	15.027	1*	15.678	14.960	15	16.037	15.317	26
2008	15.027	9.799	1*	14.960	9.775	9	15.317	10.018	21
2009	9.799	11.318	1*	9.775	11.312	9	10.018	11.606	19
2010	11.318	12.813	1*	11.312	12.832	7	11.606	13.178	18
2011	12.813	13.743	1*	12.832	13.791	6	13.178	14.177	23
2012	13.743	15.439	1*	13.791	15.524	5	14.177	15.974	15
2013	15.439	20.214	1*	15.524	20.366	6	15.974	20.978	16
2014	20.214	22.562	1*	20.366	22.778	13	20.978	23.485	14
2015	22.562	22.007	1*	22.778	22.262	12	23.485	22.976	14
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	11.483	12.667	3	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.667	12.071	4	12.714	12.128	3
2012	N/A	N/A	N/A	12.071	12.985	4	12.128	13.060	4
2013	N/A	N/A	N/A	12.985	12.869	2	13.060	12.955	4
2014	N/A	N/A	N/A	12.869	13.068	1*	12.955	13.169	4
2015	N/A	N/A	N/A	13.068	12.013	1*	13.169	12.118	3
Deutsche Equity 500 Index VIP(1)
2004	N/A	N/A	N/A	12.029	13.053	9	12.037	13.074	50
2005	N/A	N/A	N/A	13.053	13.406	10	13.074	13.442	58
2006	N/A	N/A	N/A	13.406	15.197	15	13.442	15.252	42
2007	N/A	N/A	N/A	15.197	15.701	16	15.252	15.774	13
2008	N/A	N/A	N/A	15.701	9.677	9	15.774	9.732	10
2009	N/A	N/A	N/A	9.677	11.996	4	9.732	12.076	10
2010	N/A	N/A	N/A	11.996	13.513	4	12.076	13.617	8
2011	N/A	N/A	N/A	13.513	13.491	4	13.617	13.608	8
2012	N/A	N/A	N/A	13.491	15.317	3	13.608	15.465	6
2013	15.025	17.549	17	15.317	17.903	4	15.465	18.084	6
Deutsche Small Cap Index VIP(5)
2004	13.510	15.580	1*	13.527	15.631	11	13.535	15.656	8
2005	15.580	15.905	1*	15.631	15.989	10	15.656	16.031	23
2006	15.905	18.298	1*	15.989	18.431	11	16.031	18.497	26
2007	18.298	17.574	1*	18.431	17.738	11	18.497	17.820	9
2008	17.574	11.330	1*	17.738	11.458	5	17.820	11.523	8
2009	11.330	14.044	1*	11.458	14.231	4	11.523	14.326	7
2010	14.044	17.386	1*	14.231	17.653	3	14.326	17.788	4
2011	17.386	16.286	1*	17.653	16.569	3	17.788	16.713	5
2012	16.286	18.526	1*	16.569	18.886	3	16.713	19.069	3
2013	18.526	21.660	1*	18.886	22.098	3	19.069	22.320	3
Fidelity VIP Contrafund
2006	15.810	17.294	3	15.941	17.473	73	16.008	17.564	121
2007	17.294	19.915	11	17.473	20.161	80	17.564	20.286	121
2008	19.915	11.204	8	20.161	11.365	64	20.286	11.447	88
2009	11.204	14.899	8	11.365	15.143	64	11.447	15.268	84
2010	14.899	17.102	7	15.143	17.417	54	15.268	17.578	72
2011	17.102	16.321	3	17.417	16.655	34	17.578	16.826	65
2012	16.321	18.608	3	16.655	19.027	28	16.826	19.241	47
2013	18.608	23.921	3	19.027	24.509	22	19.241	24.809	36
2014	23.921	26.219	3	24.509	26.917	22	24.809	27.275	29
2015	26.219	25.846	2	26.917	26.586	20	27.275	26.967	19
Fidelity VIP Equity-Income(1)
2004	11.516	12.575	1*	10.552	11.545	51	11.595	12.699	93
2005	12.575	13.032	2	11.545	11.989	66	12.699	13.200	108
2006	13.032	15.343	3	11.989	14.143	55	13.200	15.587	84
2007	15.343	15.253	3	14.143	14.088	42	15.587	15.543	80
2008	15.253	8.563	2	14.088	7.925	38	15.543	8.752	53
2009	8.563	10.918	3	7.925	10.125	35	8.752	11.192	49
2010	10.918	12.317	2	10.125	11.445	29	11.192	12.664	35
2011	12.317	12.170	2	11.445	11.331	26	12.664	12.551	32
2012	12.170	13.985	1*	11.331	13.046	20	12.551	14.465	30
2013	13.985	16.333	1*	13.046	15.249	19	14.465	16.913	30

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity VIP Growth
2006	10.985	11.492	1*	6.355	6.661	19	11.126	11.675	23
2007	11.492	14.289	2	6.661	8.299	24	11.675	14.560	18
2008	14.289	7.391	1*	8.299	4.301	23	14.560	7.554	13
2009	7.391	9.284	1*	4.301	5.414	19	7.554	9.518	12
2010	9.284	11.289	1*	5.414	6.596	20	9.518	11.607	9
2011	11.289	11.078	1*	6.596	6.486	18	11.607	11.425	10
2012	N/A	N/A	N/A	6.486	7.299	14	11.425	12.870	9
2013	N/A	N/A	N/A	7.299	9.764	10	12.870	17.234	8
2014	N/A	N/A	N/A	9.764	10.662	8	17.234	18.837	5
2015	N/A	N/A	N/A	10.662	11.212	3	18.837	19.828	4
Fidelity VIP Mid Cap
2006	N/A	N/A	N/A	11.564	12.786	27	11.571	12.806	39
2007	N/A	N/A	N/A	12.786	14.506	17	12.806	14.543	58
2008	N/A	N/A	N/A	14.506	8.617	22	14.543	8.648	36
2009	N/A	N/A	N/A	8.617	11.845	26	8.648	11.900	40
2010	N/A	N/A	N/A	11.845	14.981	15	11.900	15.064	37
2011	N/A	N/A	N/A	14.981	13.136	11	15.064	13.223	29
2012	N/A	N/A	N/A	13.136	14.803	8	13.223	14.915	22
2013	N/A	N/A	N/A	14.803	19.784	7	14.915	19.954	15
2014	N/A	N/A	N/A	19.784	20.634	6	19.954	20.832	12
2015	N/A	N/A	N/A	20.634	19.965	6	20.832	20.177	6
Fidelity VIP Overseas(6)
2004	11.944	13.286	1*	7.342	8.184	93	12.028	13.419	35
2005	13.286	15.492	2	8.184	9.562	86	13.419	15.695	69
2006	15.492	17.911	2	9.562	11.077	64	15.695	18.200	62
2007	17.911	20.581	2	11.077	12.754	56	18.200	20.976	57
2008	20.581	11.322	1*	12.754	7.030	49	20.976	11.575	50
2009	11.322	14.029	1*	7.030	8.728	32	11.575	14.385	41
2010	14.029	15.539	1*	8.728	9.687	29	14.385	15.981	31
2011	15.539	12.609	1*	9.687	7.876	24	15.981	13.006	26
2012	12.609	14.900	1*	7.876	9.326	17	13.006	15.416	19
2013	14.900	16.615	1*	9.326	10.407	15	15.416	17.210	18
Franklin Income VIP
2006	N/A	N/A	N/A	10.115	11.222	2	10.599	11.229	10
2007	N/A	N/A	N/A	11.222	11.453	44	11.229	11.471	21
2008	11.181	7.883	19	11.453	7.925	35	11.471	7.945	16
2009	7.883	10.494	3	7.925	10.570	20	7.945	10.608	10
2010	10.494	11.607	3	10.570	11.714	22	10.608	11.768	5
2011	11.607	11.666	3	11.714	11.797	14	11.768	11.864	8
2012	11.666	12.901	4	11.797	13.072	15	11.864	13.159	8
2013	12.901	14.430	5	13.072	14.651	15	13.159	14.763	4
2014	14.430	14.819	5	14.651	15.077	15	14.763	15.207	4
2015	14.819	13.521	5	15.077	13.784	12	15.207	13.917	3
Franklin Mutual Shares VIP
2006	N/A	N/A	N/A	9.893	11.267	3	10.479	11.274	6
2007	N/A	N/A	N/A	11.267	11.467	25	11.274	11.486	15
2008	10.751	7.057	10	11.467	7.093	18	11.486	7.112	9
2009	7.057	8.732	2	7.093	8.795	14	7.112	8.827	10
2010	8.732	9.531	2	8.795	9.619	19	8.827	9.664	11
2011	9.531	9.259	2	9.619	9.363	11	9.664	9.416	11
2012	9.259	10.384	2	9.363	10.522	12	9.416	10.592	11
2013	10.384	13.075	1*	10.522	13.275	13	10.592	13.377	5
2014	13.075	13.749	1*	13.275	13.988	11	13.377	14.109	2
2015	13.749	12.831	1*	13.988	13.079	9	14.109	13.206	1*

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	N/A	N/A	N/A	6.348	6.961	41	11.672	12.811	40
2005	N/A	N/A	N/A	6.961	7.175	37	12.811	13.218	67
2006	N/A	N/A	N/A	7.175	7.671	35	13.218	14.146	64
2007	N/A	N/A	N/A	7.671	8.394	30	14.146	15.494	54
2008	N/A	N/A	N/A	8.394	4.748	26	15.494	8.773	48
2009	N/A	N/A	N/A	4.748	6.705	16	8.773	12.402	43
2010	N/A	N/A	N/A	6.705	8.417	15	12.402	15.584	34
2011	N/A	N/A	N/A	8.417	7.879	13	15.584	14.603	28
2012	N/A	N/A	N/A	7.879	8.591	10	14.603	15.939	18
2013	N/A	N/A	N/A	8.591	10.012	10	15.939	18.580	17
Invesco V.I. American Franchise
2006	N/A	N/A	N/A	N/A	N/A	N/A	11.636	11.462	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.462	12.610	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.610	7.123	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.123	8.467	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.467	9.604	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	15.715	19.788	2
2007	N/A	N/A	N/A	N/A	N/A	N/A	19.788	22.298	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Global Research
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.972	12.741	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	12.741	13.720	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.720	7.456	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.456	10.087	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.087	11.473	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.473	9.716	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Aspen Series Balanced
2006	N/A	N/A	N/A	12.348	13.411	9	12.403	13.484	20
2007	N/A	N/A	N/A	13.411	14.549	8	13.484	14.643	14
2008	N/A	N/A	N/A	14.549	12.012	7	14.643	12.102	11
2009	N/A	N/A	N/A	12.012	14.839	6	12.102	14.964	13
2010	N/A	N/A	N/A	14.839	15.781	5	14.964	15.931	11
2011	N/A	N/A	N/A	15.781	15.733	5	15.931	15.898	4
2012	N/A	N/A	N/A	15.733	17.546	5	15.898	17.747	4
2013	N/A	N/A	N/A	17.546	20.676	6	17.747	20.935	4
2014	N/A	N/A	N/A	20.676	22.013	6	20.935	22.311	1*
2015	N/A	N/A	N/A	22.013	21.742	6	22.311	22.058	1*
Janus Aspen Series Enterprise
2006	13.815	15.366	1*	13.930	15.525	1*	13.990	15.608	1*
2007	15.366	18.364	1*	15.525	18.592	1*	15.608	18.709	1*
2008	18.364	10.120	1*	18.592	10.267	1*	18.709	10.342	1*
2009	10.120	14.350	1*	10.267	14.587	4	10.342	14.709	1*
2010	14.350	17.683	1*	14.587	18.010	2	14.709	18.178	1*
2011	17.683	17.072	1*	18.010	17.422	1*	18.178	17.603	1*
2012	17.072	19.606	1*	17.422	20.049	1*	N/A	N/A	N/A
2013	19.606	25.415	1*	20.049	26.039	1*	N/A	N/A	N/A
2014	25.415	28.005	1*	26.039	28.749	1*	N/A	N/A	N/A
2015	28.005	28.528	1*	28.749	29.343	1*	29.217	29.766	1*
JPMIT Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	N/A	N/A	N/A	9.303	10.623	3
2007	N/A	N/A	N/A	10.876	10.800	2	10.623	10.817	1*
2008	N/A	N/A	N/A	10.800	6.465	2	10.817	6.482	1*
2009	N/A	N/A	N/A	6.465	8.797	6	6.482	8.829	5
2010	8.733	10.835	1*	8.797	10.936	5	8.829	10.987	7
2011	10.835	11.065	1*	10.936	11.190	10	10.987	11.253	6
2012	11.065	12.844	1*	11.190	13.015	12	11.253	13.101	5
2013	12.844	17.660	2	13.015	17.931	9	13.101	18.068	4
2014	17.660	18.178	2	17.931	18.494	7	18.068	18.654	5
2015	18.178	16.993	1*	18.494	17.323	7	18.654	17.491	5
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Equity Dividend Managed Volatility
2006	N/A	N/A	N/A	N/A	N/A	N/A	10.478	11.451	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Global Allocation V.I. Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.250	10.178	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.083	11.074	1*	10.096	11.110	5	10.102	11.128	22
2012	11.074	11.550	1*	11.110	11.611	11	11.128	11.641	19
2013	11.550	10.367	5	11.611	10.442	29	11.641	10.480	45
2014	10.367	10.470	5	10.442	10.567	27	10.480	10.616	41
2015	10.470	9.968	4	10.567	10.081	19	10.616	10.138	32
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	N/A	N/A	N/A	9.598	8.218	10	8.991	8.223	4
2008	N/A	N/A	N/A	8.218	4.674	2	8.223	4.682	2
2009	N/A	N/A	N/A	4.674	6.321	3	4.682	6.338	4
2010	N/A	N/A	N/A	6.321	7.316	3	6.338	7.343	1*
2011	N/A	N/A	N/A	7.316	6.556	2	7.343	6.586	1*
2012	N/A	N/A	N/A	6.556	8.021	2	6.586	8.066	1*
2013	N/A	N/A	N/A	8.021	8.130	1*	8.066	8.184	1*
2014	N/A	N/A	N/A	8.130	9.084	1*	8.184	9.154	1*
2015	N/A	N/A	N/A	9.084	8.805	1*	9.154	8.881	1*
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP ClearBridge Variable Appreciation Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2006	10.366	10.629	40	10.421	10.706	252	10.448	10.745	432
2007	10.629	10.974	39	10.706	11.076	188	10.745	11.127	384
2008	10.974	10.421	8	11.076	10.539	137	11.127	10.599	338
2009	10.421	12.121	7	10.539	12.283	132	10.599	12.364	290
2010	12.121	12.865	7	12.283	13.062	131	12.364	13.162	235
2011	12.865	13.546	6	13.062	13.781	115	13.162	13.901	191
2012	13.546	14.127	4	13.781	14.401	92	13.901	14.540	164
2013	14.127	13.501	4	14.401	13.791	79	14.540	13.938	122
2014	13.501	13.996	4	13.791	14.325	76	13.938	14.493	105
2015	13.996	13.745	4	14.325	14.096	85	14.493	14.275	81
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.041	10.043	1*
2011	N/A	N/A	N/A	10.037	9.825	1*	10.043	9.841	3
2012	N/A	N/A	N/A	9.825	10.047	1*	9.841	10.073	3
2013	N/A	N/A	N/A	10.047	9.932	22	10.073	9.968	8
2014	N/A	N/A	N/A	9.932	9.805	22	9.968	9.851	9
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.851	9.605	4
LVIP Delaware Foundation Aggressive Allocation(8)
2006	N/A	N/A	N/A	13.242	14.878	9	13.277	14.932	11
2007	N/A	N/A	N/A	14.878	15.529	9	14.932	15.601	22
2008	N/A	N/A	N/A	15.529	10.175	1*	15.601	10.232	20
2009	N/A	N/A	N/A	10.175	13.177	1*	10.232	13.264	18
2010	N/A	N/A	N/A	13.177	14.543	1*	13.264	14.654	18
2011	N/A	N/A	N/A	14.543	13.980	1*	14.654	14.101	18
2012	N/A	N/A	N/A	13.980	15.541	1*	14.101	15.691	17
2013	N/A	N/A	N/A	15.541	18.334	1*	15.691	18.530	17
2014	N/A	N/A	N/A	18.334	18.770	1*	18.530	18.989	17
2015	N/A	N/A	N/A	18.770	18.171	1*	18.989	18.402	1*

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Social Awareness
2006	14.824	16.302	2	14.902	16.421	24	14.941	16.481	55
2007	16.302	16.437	2	16.421	16.590	21	16.481	16.667	53
2008	16.437	10.546	1*	16.590	10.666	15	16.667	10.726	43
2009	10.546	13.412	1*	10.666	13.590	12	10.726	13.681	33
2010	13.412	14.638	1*	13.590	14.863	10	13.681	14.976	22
2011	14.638	14.411	1*	14.863	14.661	9	14.976	14.789	19
2012	14.411	16.252	1*	14.661	16.568	7	14.789	16.728	17
2013	16.252	21.572	1*	16.568	22.035	4	16.728	22.271	15
2014	N/A	N/A	N/A	22.035	24.882	3	22.271	25.173	13
2015	N/A	N/A	N/A	24.882	24.228	3	25.173	24.536	10
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	5.381	5.677	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.677	7.258	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.258	9.294	3	7.277	9.328	4
2011	N/A	N/A	N/A	9.294	8.636	4	9.328	8.676	17
2012	N/A	N/A	N/A	8.636	9.730	2	8.676	9.784	16
2013	N/A	N/A	N/A	9.730	12.759	3	9.784	12.844	7
2014	N/A	N/A	N/A	12.759	13.461	2	12.844	13.564	4
2015	N/A	N/A	N/A	13.461	13.229	3	13.564	13.343	3
LVIP Dimensional International Core Equity Managed Volatility
2011	N/A	N/A	N/A	8.878	8.298	1*	9.922	8.303	1*
2012	N/A	N/A	N/A	8.298	9.670	1*	8.303	9.685	1*
2013	N/A	N/A	N/A	9.670	10.922	2	9.685	10.951	1*
2014	N/A	N/A	N/A	10.922	9.912	2	10.951	9.949	1*
2015	N/A	N/A	N/A	9.912	9.340	1*	9.949	9.383	1*
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.873	11.928	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A	11.928	7.517	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	9.153	10.133	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.133	10.051	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.051	11.361	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.361	14.840	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2 Managed Volatility
2011	N/A	N/A	N/A	8.692	9.353	1*	9.763	9.359	3
2012	N/A	N/A	N/A	9.353	10.774	1*	9.359	10.792	3
2013	N/A	N/A	N/A	10.774	13.656	3	10.792	13.692	3
2014	N/A	N/A	N/A	13.656	14.028	2	13.692	14.079	1*
2015	N/A	N/A	N/A	14.028	12.716	1*	14.079	12.775	1*
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	10.271	10.341	5	10.127	10.347	1*
2012	N/A	N/A	N/A	10.341	10.525	5	10.347	10.543	6
2013	N/A	N/A	N/A	10.525	10.042	4	10.543	10.068	4
2014	N/A	N/A	N/A	10.042	10.312	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.312	10.149	4	10.493	10.196	4
LVIP Franklin Mutual Shares VIP Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Global Conservative Allocation Managed Risk
2006	N/A	N/A	N/A	10.252	10.998	119	10.257	11.015	74
2007	N/A	N/A	N/A	10.998	11.630	54	11.015	11.660	93
2008	N/A	N/A	N/A	11.630	9.306	46	11.660	9.340	62
2009	N/A	N/A	N/A	9.306	11.401	42	9.340	11.453	34
2010	N/A	N/A	N/A	11.401	12.362	29	11.453	12.431	30
2011	N/A	N/A	N/A	12.362	12.576	13	12.431	12.659	23
2012	N/A	N/A	N/A	12.576	13.546	19	12.659	13.649	23
2013	N/A	N/A	N/A	13.546	14.586	12	13.649	14.712	25
2014	N/A	N/A	N/A	14.586	15.127	19	14.712	15.272	34
2015	N/A	N/A	N/A	15.127	14.547	13	15.272	14.702	31
LVIP Global Growth Allocation Managed Risk
2006	N/A	N/A	N/A	10.646	11.923	51	10.652	11.941	8
2007	N/A	N/A	N/A	11.923	12.847	42	11.941	12.880	7
2008	N/A	N/A	N/A	12.847	8.393	56	12.880	8.423	7
2009	N/A	N/A	N/A	8.393	10.625	46	8.423	10.674	1*
2010	N/A	N/A	N/A	10.625	11.751	46	10.674	11.816	2
2011	N/A	N/A	N/A	11.751	11.530	45	11.816	11.606	1*
2012	N/A	N/A	N/A	11.530	12.348	57	11.606	12.442	1*
2013	N/A	N/A	N/A	12.348	13.757	41	12.442	13.875	1*
2014	N/A	N/A	N/A	13.757	13.965	40	13.875	14.100	1*
2015	N/A	N/A	N/A	13.965	13.197	23	14.100	13.337	1*
LVIP Global Income
2009	N/A	N/A	N/A	10.684	10.668	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	10.668	11.482	4	10.673	11.498	4
2011	N/A	N/A	N/A	11.482	11.388	3	11.498	11.415	4
2012	N/A	N/A	N/A	11.388	12.033	3	11.415	12.074	3
2013	N/A	N/A	N/A	12.033	11.474	3	12.074	11.524	14
2014	N/A	N/A	N/A	11.474	11.476	4	11.524	11.538	14
2015	N/A	N/A	N/A	11.476	11.032	2	11.538	11.103	13
LVIP Global Moderate Allocation Managed Risk
2006	N/A	N/A	N/A	10.469	11.510	26	10.475	11.528	24
2007	N/A	N/A	N/A	11.510	12.340	23	11.528	12.372	22
2008	N/A	N/A	N/A	12.340	8.884	24	12.372	8.916	17
2009	N/A	N/A	N/A	8.884	11.162	41	8.916	11.213	25
2010	N/A	N/A	N/A	11.162	12.261	45	11.213	12.330	22
2011	12.126	12.012	1*	12.261	12.171	31	12.330	12.251	24
2012	12.012	12.890	1*	12.171	13.088	12	12.251	13.187	24
2013	12.890	14.122	1*	13.088	14.364	20	13.187	14.488	39
2014	14.122	14.389	1*	14.364	14.678	19	14.488	14.819	38
2015	N/A	N/A	N/A	14.678	13.916	24	14.819	14.063	31
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco V.I. Comstock Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Ivy Mid Cap Growth Managed Volatility
2007	N/A	N/A	N/A	10.180	10.836	1*	10.222	10.843	17
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.524	7.849	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.849	9.800	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.800	8.885	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.885	9.282	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.282	11.369	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.809	10.912	1*
2012	N/A	N/A	N/A	11.018	12.284	1*	10.912	12.316	1*
2013	N/A	N/A	N/A	12.284	12.844	1*	12.316	12.891	1*
2014	N/A	N/A	N/A	12.844	12.961	3	12.891	13.021	1*
2015	N/A	N/A	N/A	12.961	12.216	3	13.021	12.285	1*
LVIP JPMorgan Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.800	6.055	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.055	7.406	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.406	9.066	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.066	8.739	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.901	9.819	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.819	11.975	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.677	7.790	3	7.222	7.802	2
2009	N/A	N/A	N/A	7.790	9.509	3	7.802	9.534	1*
2010	N/A	N/A	N/A	9.509	10.399	3	9.534	10.437	1*
2011	N/A	N/A	N/A	10.399	10.331	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.331	11.002	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.002	11.759	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.759	12.089	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.089	11.671	4	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.395	7.375	2	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.375	9.093	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	9.093	9.995	2	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.995	9.827	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.827	10.449	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.449	11.393	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.393	11.669	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.669	11.197	2	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.679	8.881	16
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.320	9.288	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.148	10.825	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Growth Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Growth
2007	N/A	N/A	N/A	9.990	11.146	4	9.939	11.153	8
2008	N/A	N/A	N/A	11.146	5.584	7	11.153	5.593	9
2009	N/A	N/A	N/A	5.584	7.443	4	5.593	7.462	9
2010	N/A	N/A	N/A	7.443	8.260	4	7.462	8.290	9
2011	N/A	N/A	N/A	8.260	7.304	3	8.290	7.338	7
2012	N/A	N/A	N/A	7.304	8.557	2	7.338	8.605	9
2013	N/A	N/A	N/A	8.557	9.539	2	8.605	9.602	8
2014	N/A	N/A	N/A	9.539	8.886	2	9.602	8.954	7
2015	N/A	N/A	N/A	8.886	8.832	2	8.954	8.908	2
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.423	6.449	1*	8.596	6.459	8
2009	N/A	N/A	N/A	6.449	7.654	2	6.459	7.674	27
2010	N/A	N/A	N/A	7.654	8.380	4	7.674	8.411	21
2011	N/A	N/A	N/A	8.380	8.214	5	8.411	8.252	16
2012	N/A	N/A	N/A	8.214	9.376	4	8.252	9.429	12
2013	N/A	N/A	N/A	9.376	12.508	11	9.429	12.591	12
2014	N/A	N/A	N/A	12.508	13.562	8	12.591	13.666	9
2015	N/A	N/A	N/A	13.562	13.234	6	13.666	13.349	5
LVIP Mondrian International Value
2006	17.114	21.787	2	17.203	21.945	40	17.249	22.025	60
2007	21.787	23.785	1*	21.945	24.005	35	22.025	24.116	51
2008	23.785	14.753	1*	24.005	14.920	28	24.116	15.004	41
2009	14.753	17.513	1*	14.920	17.747	18	15.004	17.864	32
2010	17.513	17.572	1*	17.747	17.842	14	17.864	17.979	21
2011	17.572	16.482	1*	17.842	16.768	13	17.979	16.914	19
2012	N/A	N/A	N/A	16.768	18.034	10	16.914	18.209	18
2013	N/A	N/A	N/A	18.034	21.565	9	18.209	21.795	22
2014	N/A	N/A	N/A	21.565	20.625	8	21.795	20.866	20
2015	N/A	N/A	N/A	20.625	19.472	8	20.866	19.720	12
LVIP Money Market
2006	9.850	10.097	2	9.902	10.170	93	9.928	10.207	161
2007	10.097	10.378	1*	10.170	10.474	174	10.207	10.523	195
2008	10.378	10.401	1*	10.474	10.518	200	10.523	10.577	364
2009	10.401	10.218	1*	10.518	10.354	97	10.577	10.423	106
2010	10.218	10.035	1*	10.354	10.189	41	10.423	10.267	93
2011	10.035	9.854	1*	10.189	10.026	29	10.267	10.112	83
2012	9.854	9.676	1*	10.026	9.864	36	10.112	9.959	82
2013	9.676	9.501	1*	9.864	9.705	27	9.959	9.809	60
2014	9.501	9.329	1*	9.705	9.549	13	9.809	9.660	48
2015	9.329	9.160	1*	9.549	9.394	202	9.660	9.514	39
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	9.961	9.903	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.903	9.888	2

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Bond Index
2008	N/A	N/A	N/A	10.066	10.457	5	N/A	N/A	N/A
2009	N/A	N/A	N/A	10.457	10.724	27	10.345	10.740	21
2010	N/A	N/A	N/A	10.724	11.150	28	10.740	11.178	32
2011	N/A	N/A	N/A	11.150	11.750	22	11.178	11.791	30
2012	N/A	N/A	N/A	11.750	11.973	22	11.791	12.028	29
2013	N/A	N/A	N/A	11.973	11.446	2	12.028	11.510	30
2014	N/A	N/A	N/A	11.446	11.877	1*	11.510	11.954	32
2015	N/A	N/A	N/A	11.877	11.682	1*	11.954	11.771	29
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.873	11.286	5
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	10.261	10.392	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Developed International 150
2008	N/A	N/A	N/A	9.336	6.259	2	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.259	8.885	5	5.754	8.898	4
2010	N/A	N/A	N/A	8.885	9.351	8	8.898	9.375	7
2011	N/A	N/A	N/A	9.351	8.061	7	9.375	8.090	8
2012	N/A	N/A	N/A	8.061	8.989	6	8.090	9.030	9
2013	N/A	N/A	N/A	8.989	10.612	7	9.030	10.671	8
2014	N/A	N/A	N/A	10.612	10.506	6	10.671	10.574	8
2015	N/A	N/A	N/A	10.506	9.865	6	10.574	9.940	8
LVIP SSgA Emerging Markets 100
2008	N/A	N/A	N/A	10.012	6.050	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.050	11.276	4	6.368	11.293	5
2010	N/A	N/A	N/A	11.276	14.136	6	11.293	14.169	6
2011	N/A	N/A	N/A	14.136	11.797	6	14.169	11.837	4
2012	N/A	N/A	N/A	11.797	13.041	6	11.837	13.098	6
2013	N/A	N/A	N/A	13.041	12.433	6	13.098	12.500	7
2014	N/A	N/A	N/A	12.433	11.788	5	12.500	11.863	6
2015	N/A	N/A	N/A	11.788	9.595	3	11.863	9.665	6
LVIP SSgA Global Tactical Allocation Managed Volatility(11)
2006	N/A	N/A	N/A	10.911	12.443	1*	N/A	N/A	N/A
2007	N/A	N/A	N/A	12.443	13.555	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	13.555	7.917	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.917	10.160	1*	7.886	10.207	10
2010	N/A	N/A	N/A	10.160	10.842	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.842	10.660	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.660	11.626	2	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.626	12.526	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.526	12.778	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.778	11.721	1*	13.016	11.845	2
LVIP SSgA International Index
2008	N/A	N/A	N/A	9.545	6.395	5	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.395	8.022	6	5.742	8.034	5
2010	N/A	N/A	N/A	8.022	8.426	6	8.034	8.447	6
2011	N/A	N/A	N/A	8.426	7.244	11	8.447	7.270	14
2012	N/A	N/A	N/A	7.244	8.395	11	7.270	8.433	14
2013	9.167	9.857	1*	8.395	9.967	19	8.433	10.022	41
2014	N/A	N/A	N/A	9.967	9.208	17	10.022	9.268	35
2015	N/A	N/A	N/A	9.208	8.924	14	9.268	8.992	29

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2008	N/A	N/A	N/A	9.631	6.971	3	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.971	9.254	12	6.178	9.268	7
2010	N/A	N/A	N/A	9.254	10.823	12	9.268	10.850	8
2011	N/A	N/A	N/A	10.823	10.865	9	10.850	10.903	8
2012	N/A	N/A	N/A	10.865	11.964	8	10.903	12.018	9
2013	N/A	N/A	N/A	11.964	15.946	8	12.018	16.034	8
2014	N/A	N/A	N/A	15.946	18.263	6	16.034	18.383	7
2015	N/A	N/A	N/A	18.263	17.082	5	18.383	17.211	6
LVIP SSgA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.014	11.455	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.553	10.384	1*	10.557	10.399	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.399	11.290	1*
2013	11.926	12.382	3	11.992	12.467	41	11.290	12.510	30
2014	12.382	12.798	3	12.467	12.912	37	12.510	12.969	27
2015	12.798	12.194	3	12.912	12.327	32	12.969	12.394	19
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	13.377	12.691	17
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	11.092	11.457	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	11.079	11.350	1*
2008	N/A	N/A	N/A	9.766	6.976	3	11.350	7.001	1*
2009	N/A	N/A	N/A	6.976	8.631	12	7.001	8.671	10
2010	N/A	N/A	N/A	8.631	9.717	12	8.671	9.771	11
2011	N/A	N/A	N/A	9.717	9.710	12	9.771	9.775	11
2012	N/A	N/A	N/A	9.710	11.018	11	9.775	11.102	10
2013	10.853	14.029	1*	11.018	14.271	55	11.102	14.394	98
2014	14.029	15.582	1*	14.271	15.883	46	14.394	16.036	88
2015	15.582	15.437	1*	15.883	15.766	40	16.036	15.934	71

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.472	5.924	4	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.924	7.325	4	5.333	7.344	3
2010	N/A	N/A	N/A	7.325	9.069	3	7.344	9.102	3
2011	N/A	N/A	N/A	9.069	8.493	4	9.102	8.532	6
2012	N/A	N/A	N/A	8.493	9.657	3	8.532	9.712	5
2013	11.139	12.896	1*	9.657	13.068	16	9.712	13.155	22
2014	12.896	13.218	1*	13.068	13.421	13	13.155	13.524	17
2015	13.218	12.333	1*	13.421	12.548	12	13.524	12.656	18
LVIP SSgA Small-Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.967	10.787	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2008	N/A	N/A	N/A	10.091	7.222	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.222	10.747	3	6.481	10.763	2
2010	N/A	N/A	N/A	10.747	13.471	4	10.763	13.505	2
2011	N/A	N/A	N/A	13.471	12.925	3	13.505	12.971	2
2012	N/A	N/A	N/A	12.925	14.435	2	12.971	14.501	2
2013	N/A	N/A	N/A	14.435	19.049	3	14.501	19.155	2
2014	N/A	N/A	N/A	19.049	19.495	2	19.155	19.623	2
2015	N/A	N/A	N/A	19.495	17.819	2	19.623	17.953	2
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.897	7.947	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.947	9.102	3	7.968	9.135	5
2011	N/A	N/A	N/A	9.102	8.784	2	9.135	8.824	5
2012	N/A	N/A	N/A	8.784	10.196	1*	8.824	10.254	5
2013	N/A	N/A	N/A	10.196	13.912	1*	10.254	14.004	8
2014	N/A	N/A	N/A	13.912	14.839	2	14.004	14.952	8
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.952	16.261	7
LVIP T. Rowe Price Structured Mid-Cap Growth
2006	N/A	N/A	N/A	N/A	N/A	N/A	14.842	15.929	1*
2007	N/A	N/A	N/A	N/A	N/A	N/A	15.929	17.770	2
2008	N/A	N/A	N/A	17.079	9.932	1*	17.770	9.987	1*
2009	N/A	N/A	N/A	9.932	14.261	1*	9.987	14.354	2
2010	N/A	N/A	N/A	14.261	17.963	1*	14.354	18.099	2
2011	N/A	N/A	N/A	17.963	16.942	1*	18.099	17.087	5
2012	N/A	N/A	N/A	16.942	19.334	1*	17.087	19.519	5
2013	N/A	N/A	N/A	19.334	25.571	2	19.519	25.841	4
2014	N/A	N/A	N/A	25.571	27.996	1*	25.841	28.320	4
2015	N/A	N/A	N/A	27.996	28.046	1*	28.320	28.400	3
LVIP Templeton Growth Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.293	5.981	4	8.802	5.991	1*
2009	N/A	N/A	N/A	5.981	7.519	5	5.991	7.539	1*
2010	N/A	N/A	N/A	7.519	7.863	3	7.539	7.891	1*
2011	N/A	N/A	N/A	7.863	7.476	3	7.891	7.510	1*
2012	N/A	N/A	N/A	7.476	8.891	3	7.510	8.941	1*
2013	N/A	N/A	N/A	8.891	10.462	4	8.941	10.532	1*
2014	N/A	N/A	N/A	10.462	10.062	4	10.532	10.138	1*
2015	N/A	N/A	N/A	10.062	9.080	4	10.138	9.158	1*
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP UBS Large Cap Growth Managed Volatility
2006	12.805	13.752	1*	12.869	13.849	6	12.906	13.902	6
2007	13.752	16.215	1*	13.849	16.362	4	13.902	16.441	5
2008	16.215	9.396	1*	16.362	9.501	4	16.441	9.556	5
2009	9.396	12.745	1*	9.501	12.912	4	9.556	13.001	4
2010	12.745	13.897	1*	12.912	14.108	5	13.001	14.219	3
2011	13.897	12.834	1*	14.108	13.055	5	14.219	13.171	3
2012	N/A	N/A	N/A	13.055	14.909	3	13.171	15.056	3
2013	N/A	N/A	N/A	14.909	18.358	1*	15.056	18.558	2
2014	N/A	N/A	N/A	18.358	18.976	1*	18.558	19.202	2
2015	N/A	N/A	N/A	18.976	18.869	1*	19.202	19.113	1*
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	8.699	9.347	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.347	10.562	1*	10.400	10.579	1*
2013	N/A	N/A	N/A	10.562	13.526	3	10.579	13.562	5
2014	14.097	14.785	3	13.526	14.893	4	13.562	14.947	1*
2015	14.785	14.433	3	14.893	14.567	5	14.947	14.635	3
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	8.958	8.340	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.340	9.765	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.765	10.995	2	9.781	11.024	3
2014	11.240	10.212	2	10.995	10.286	3	N/A	N/A	N/A
2015	10.212	9.705	2	10.286	9.796	3	11.082	9.841	1*
LVIP VIP ContraFund® Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.186	9.498	2
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	8.115	9.473	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.473	8.456	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.456	9.879	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.879	13.184	1*	10.753	13.271	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.271	14.517	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	14.517	15.601	1*
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	9.974	8.635	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.635	5.024	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.024	7.022	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.022	8.536	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	8.536	7.595	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	7.595	9.249	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.249	12.175	1*	11.782	12.255	1*
2014	N/A	N/A	N/A	12.175	12.936	1*	12.255	13.034	1*
2015	N/A	N/A	N/A	12.936	12.500	1*	13.034	12.608	1*
MFS VIT Growth
2006	N/A	N/A	N/A	5.269	5.578	1*	12.037	12.754	4
2007	N/A	N/A	N/A	5.578	6.632	1*	12.754	15.179	5
2008	N/A	N/A	N/A	6.632	4.074	1*	15.179	9.334	4
2009	N/A	N/A	N/A	4.074	5.503	1*	9.334	12.621	3
2010	N/A	N/A	N/A	5.503	6.226	2	12.621	14.294	3
2011	N/A	N/A	N/A	6.226	6.090	2	14.294	13.995	3
2012	N/A	N/A	N/A	6.090	7.013	4	13.995	16.133	1*
2013	N/A	N/A	N/A	7.013	9.416	4	16.133	21.682	1*
2014	N/A	N/A	N/A	9.416	10.066	1*	21.682	23.203	1*
2015	N/A	N/A	N/A	10.066	10.625	1*	23.203	24.514	1*

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
MFS VIT Total Return(13)
2004	11.250	12.262	11	11.631	12.702	54	11.328	12.384	94
2005	12.262	12.349	32	12.702	12.819	74	12.384	12.510	140
2006	12.349	13.532	33	12.819	14.075	90	12.510	13.750	109
2007	13.532	13.807	24	14.075	14.389	70	13.750	14.071	95
2008	13.807	10.528	13	14.389	10.994	52	14.071	10.762	68
2009	10.528	12.167	9	10.994	12.731	50	10.762	12.475	64
2010	12.167	13.095	9	12.731	13.729	39	12.475	13.466	37
2011	13.095	13.059	4	13.729	13.719	37	13.466	13.469	35
2012	13.059	14.221	4	13.719	14.970	36	13.469	14.712	26
2013	14.221	15.735	4	14.970	16.575	31	14.712	16.296	25
MFS VIT Utilities
2006	N/A	N/A	N/A	10.895	14.035	19	14.649	18.890	26
2007	21.020	23.278	1*	14.035	17.610	19	18.890	23.725	16
2008	N/A	N/A	N/A	17.610	10.772	13	23.725	14.528	10
2009	N/A	N/A	N/A	10.772	14.079	9	14.528	19.006	10
2010	N/A	N/A	N/A	14.079	15.719	8	19.006	21.242	6
2011	N/A	N/A	N/A	15.719	16.468	7	21.242	22.276	6
2012	N/A	N/A	N/A	16.468	18.339	7	22.276	24.831	7
2013	N/A	N/A	N/A	18.339	21.685	7	24.831	29.392	6
2014	N/A	N/A	N/A	21.685	23.990	5	29.392	32.548	5
2015	N/A	N/A	N/A	23.990	20.115	5	32.548	27.317	3
MFS® VIT II Core Equity(14)
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.637	13.589	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	13.589	17.943	1*	16.498	18.162	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	18.162	19.845	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	19.845	19.457	1*
NB AMT Mid Cap Growth(1)
2004	10.463	11.946	1*	10.510	12.024	16	10.534	12.063	29
2005	N/A	N/A	N/A	12.024	13.453	16	12.063	13.510	55
2006	N/A	N/A	N/A	13.453	15.177	14	13.510	15.256	48
2007	N/A	N/A	N/A	15.177	18.292	13	15.256	18.406	60
2008	N/A	N/A	N/A	18.292	10.189	9	18.406	10.263	41
2009	N/A	N/A	N/A	10.189	13.189	9	10.263	13.298	36
2010	N/A	N/A	N/A	13.189	16.748	7	13.298	16.903	32
2011	N/A	N/A	N/A	16.748	16.552	7	16.903	16.722	26
2012	N/A	N/A	N/A	16.552	18.302	5	16.722	18.509	18
2013	N/A	N/A	N/A	18.302	20.897	5	18.509	21.141	16
NB AMT Mid Cap Intrinsic Value
2006	17.237	18.811	1*	17.380	19.005	24	17.457	19.108	95
2007	18.811	19.075	1*	19.005	19.311	22	19.108	19.435	77
2008	19.075	10.145	1*	19.311	10.291	17	19.435	10.368	69
2009	10.145	14.597	1*	10.291	14.836	14	10.368	14.961	60
2010	14.597	18.081	1*	14.836	18.414	13	14.961	18.589	46
2011	18.081	16.596	1*	18.414	16.936	11	18.589	17.113	35
2012	16.596	18.822	1*	16.936	19.246	8	17.113	19.467	23
2013	18.822	25.323	1*	19.246	25.945	6	19.467	26.270	16
2014	N/A	N/A	N/A	25.945	29.052	4	26.270	29.444	12
2015	N/A	N/A	N/A	29.052	26.194	4	29.444	26.574	9
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	12.126	12.499	1*	10.822	12.507	5
2010	N/A	N/A	N/A	12.499	15.276	2	12.507	15.301	3
2011	15.227	13.820	1*	15.276	13.892	4	15.301	13.929	5
2012	13.820	14.262	2	13.892	14.365	2	13.929	14.417	10
2013	14.262	11.940	3	14.365	12.051	4	14.417	12.106	11
2014	11.940	9.539	3	12.051	9.646	4	12.106	9.701	17
2015	9.539	6.961	3	9.646	7.053	4	9.701	7.100	19

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Putnam VT Global Health Care
2006	N/A	N/A	N/A	11.311	11.437	1*	11.361	11.499	1*
2007	N/A	N/A	N/A	11.437	11.182	1*	11.499	11.254	1*
2008	N/A	N/A	N/A	11.182	9.121	1*	11.254	9.189	1*
2009	N/A	N/A	N/A	9.121	11.305	1*	9.189	11.400	1*
2010	N/A	N/A	N/A	11.305	11.394	1*	11.400	11.502	1*
2011	N/A	N/A	N/A	11.394	11.076	1*	11.502	11.192	1*
2012	N/A	N/A	N/A	11.076	13.320	1*	11.192	13.473	1*
2013	N/A	N/A	N/A	13.320	18.562	1*	13.473	18.793	1*
2014	N/A	N/A	N/A	18.562	23.305	1*	18.793	23.620	1*
2015	N/A	N/A	N/A	23.305	24.708	1*	23.620	25.067	1*
Putnam VT Growth & Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	12.323	14.064	3
2007	N/A	N/A	N/A	N/A	N/A	N/A	14.064	13.011	2
2008	N/A	N/A	N/A	N/A	N/A	N/A	13.011	7.854	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.854	10.038	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.038	11.305	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	11.305	10.614	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.614	12.451	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	12.451	16.633	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	16.633	18.135	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	18.135	16.512	1*
Templeton Global Bond VIP
2006	9.862	10.918	1*	10.144	10.952	1*	9.879	10.969	4
2007	10.918	11.899	1*	10.952	11.958	9	10.969	11.988	16
2008	11.899	12.405	16	11.958	12.492	21	11.988	12.537	31
2009	12.405	14.453	17	12.492	14.583	14	12.537	14.650	30
2010	14.453	16.238	15	14.583	16.417	12	14.650	16.509	23
2011	16.238	15.802	6	16.417	16.008	10	16.509	16.113	20
2012	15.802	17.849	6	16.008	18.118	10	16.113	18.256	21
2013	17.849	17.808	5	18.118	18.112	8	18.256	18.268	14
2014	17.808	17.802	6	18.112	18.142	6	18.268	18.317	10
2015	17.802	16.723	5	18.142	17.077	6	18.317	17.259	8
Templeton Growth VIP
2006	N/A	N/A	N/A	12.614	15.114	40	14.290	17.139	62
2007	N/A	N/A	N/A	15.114	15.215	28	17.139	17.271	51
2008	N/A	N/A	N/A	15.215	8.632	19	17.271	9.808	44
2009	N/A	N/A	N/A	8.632	11.132	16	9.808	12.661	37
2010	N/A	N/A	N/A	11.132	11.759	18	12.661	13.388	34
2011	N/A	N/A	N/A	11.759	10.760	13	13.388	12.263	32
2012	N/A	N/A	N/A	10.760	12.813	12	12.263	14.618	27
2013	N/A	N/A	N/A	12.813	16.488	12	14.618	18.829	20
2014	N/A	N/A	N/A	16.488	15.762	11	18.829	18.017	18
2015	N/A	N/A	N/A	15.762	14.498	4	18.017	16.589	6
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
AB VPS Global Thematic Growth
2006	N/A	17.117	1*	N/A	N/A	N/A	10.962	11.680	3	11.434	11.710	1*
2007	17.117	20.086	1*	11.851	13.554	2	11.680	13.768	23	11.710	13.810	6
2008	20.086	10.327	1*	13.554	6.983	5	13.768	7.111	14	13.810	7.136	4
2009	10.327	15.478	1*	6.983	10.487	13	7.111	10.706	41	7.136	10.750	3
2010	15.478	17.965	1*	10.487	12.195	3	10.706	12.482	57	10.750	12.539	3
2011	17.965	13.466	1*	12.195	9.160	3	12.482	9.398	29	12.539	9.446	2
2012	13.466	14.925	1*	9.160	10.172	3	9.398	10.467	25	9.446	10.522	2
2013	14.925	17.956	1*	10.172	12.263	3	10.467	12.649	26	10.522	12.723	1*
2014	17.956	18.419	1*	12.263	12.604	2	12.649	13.034	27	12.723	13.116	1*
2015	18.419	18.504	1*	12.604	12.688	2	13.034	13.154	25	13.116	13.243	6
AB VPS Growth and Income(1)
2005	15.070	15.427	1*	12.193	12.507	10	12.294	12.642	17	N/A	N/A	N/A
2006	15.427	17.664	1*	12.507	14.349	14	12.642	14.540	54	13.067	14.576	17
2007	17.664	18.129	4	14.349	14.756	29	14.540	14.990	92	14.576	15.035	22
2008	18.129	10.523	4	14.756	8.582	21	14.990	8.740	70	15.035	8.770	5
2009	10.523	12.394	3	8.582	10.129	26	8.740	10.341	77	8.770	10.382	6
2010	12.394	13.683	2	10.129	11.205	26	10.341	11.468	86	10.382	11.520	2
2011	13.683	14.205	2	11.205	11.655	28	11.468	11.959	74	11.520	12.019	5
2012	14.205	16.301	2	11.655	13.401	37	11.959	13.785	74	12.019	13.861	3
2013	16.301	19.016	2	13.401	15.646	34	13.785	16.109	74	13.861	16.200	3
AB VPS International Value(2)
2006	10.821	11.807	16	9.942	11.821	38	9.951	11.839	66	11.234	11.842	3
2007	11.807	12.199	19	11.821	12.238	95	11.839	12.287	353	11.842	12.297	26
2008	12.199	5.577	6	12.238	5.607	96	12.287	5.643	308	12.297	5.651	21
2009	5.577	7.334	5	5.607	7.387	82	5.643	7.454	215	5.651	7.468	10
2010	7.334	7.487	4	7.387	7.556	64	7.454	7.644	235	7.468	7.662	17
2011	7.487	5.903	4	7.556	5.970	64	7.644	6.054	214	7.662	6.071	16
2012	5.903	6.598	4	5.970	6.685	50	6.054	6.797	204	6.071	6.820	14
2013	6.598	7.247	4	6.685	7.349	7	6.797	7.478	195	6.820	7.504	14
AB VPS Small/Mid Cap Value
2006	N/A	N/A	N/A	18.385	20.591	16	18.581	20.862	37	18.621	20.918	4
2007	23.190	21.528	1*	20.591	20.501	23	20.862	20.824	67	20.918	20.890	5
2008	21.528	13.538	2	20.501	12.918	47	20.824	13.154	82	20.890	13.203	4
2009	13.538	18.902	2	12.918	18.073	37	13.154	18.449	96	13.203	18.526	4
2010	18.902	23.419	1*	18.073	22.436	32	18.449	22.961	107	18.526	23.069	4
2011	23.419	20.944	2	22.436	20.106	29	22.961	20.627	52	23.069	20.734	3
2012	20.944	24.285	1*	20.106	23.359	32	20.627	24.025	46	20.734	24.162	3
2013	24.285	32.714	1*	23.359	31.530	52	24.025	32.510	49	24.162	32.711	3
2014	32.714	34.883	1*	31.530	33.687	48	32.510	34.821	44	32.711	35.055	3
2015	34.883	32.196	1*	33.687	31.155	40	34.821	32.284	38	35.055	32.517	3
American Century VP Inflation Protection(3)
2005	N/A	N/A	N/A	10.385	10.344	8	10.401	10.385	25	10.404	10.393	4
2006	10.135	10.250	1*	10.344	10.304	14	10.385	10.371	111	10.393	10.384	6
2007	10.250	10.986	6	10.304	11.065	31	10.371	11.165	140	10.384	11.185	14
2008	10.986	10.580	5	11.065	10.678	72	11.165	10.802	605	11.185	10.826	36
2009	10.580	11.415	7	10.678	11.544	140	10.802	11.707	740	10.826	11.740	39
2010	11.415	11.742	7	11.544	11.898	189	11.707	12.096	777	11.740	12.136	36
2011	11.742	12.842	7	11.898	13.039	113	12.096	13.289	641	12.136	13.340	36
2012	12.842	13.497	6	13.039	13.732	121	13.289	14.030	616	13.340	14.091	20
2013	13.497	13.180	6	13.732	13.419	98	14.030	13.724	578	14.091	13.785	22

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Growth
2006	14.163	14.781	1*	12.581	14.858	57	12.631	14.955	139	12.641	14.975	4
2007	14.781	16.615	2	14.858	16.735	97	14.955	16.886	310	14.975	16.917	15
2008	16.615	10.019	2	16.735	10.111	123	16.886	10.228	309	16.917	10.252	25
2009	10.019	13.954	3	10.111	14.111	112	10.228	14.310	315	10.252	14.350	15
2010	13.954	15.261	2	14.111	15.464	82	14.310	15.721	273	14.350	15.773	15
2011	15.261	13.609	2	15.464	13.818	71	15.721	14.083	241	15.773	14.136	14
2012	13.609	16.325	2	13.818	16.608	71	14.083	16.969	207	14.136	17.043	8
2013	16.325	20.640	2	16.608	21.040	91	16.969	21.551	187	17.043	21.655	10
2014	20.640	20.668	1*	21.040	21.111	70	21.551	21.678	166	21.655	21.793	9
2015	20.668	21.632	1*	21.111	22.140	66	21.678	22.791	142	21.793	22.924	12
American Funds Global Small Capitalization
2006	23.035	27.968	1*	21.767	26.482	42	22.004	26.837	78	25.254	26.893	4
2007	27.968	33.239	1*	26.482	31.535	87	26.837	32.039	166	26.893	32.121	9
2008	33.239	15.120	1*	31.535	14.374	53	32.039	14.640	154	32.121	14.685	8
2009	15.120	23.869	1*	14.374	22.737	42	14.640	23.215	140	14.685	23.298	6
2010	23.869	28.598	1*	22.737	27.296	43	23.215	27.940	141	23.298	28.054	4
2011	28.598	22.630	1*	27.296	21.643	32	27.940	22.210	137	28.054	22.312	4
2012	22.630	26.176	1*	21.643	25.084	29	22.210	25.805	125	22.312	25.936	4
2013	26.176	32.864	1*	25.084	31.556	27	25.805	32.545	110	25.936	32.726	3
2014	32.864	32.848	1*	31.556	31.604	18	32.545	32.675	93	32.726	32.874	2
2015	32.848	32.234	1*	31.604	31.076	13	32.675	32.210	83	32.874	32.422	2
American Funds Growth
2006	17.801	19.203	12	15.378	16.622	203	15.544	16.844	503	15.574	16.884	46
2007	19.203	21.115	8	16.622	18.314	365	16.844	18.605	902	16.884	18.659	76
2008	21.115	11.579	12	18.314	10.063	594	18.605	10.248	1,340	18.659	10.283	112
2009	11.579	15.799	14	10.063	13.758	703	10.248	14.046	1,406	10.283	14.101	95
2010	15.799	18.351	8	13.758	16.013	664	14.046	16.390	1,355	14.101	16.462	85
2011	18.351	17.193	6	16.013	15.032	584	16.390	15.424	1,067	16.462	15.500	78
2012	17.193	19.838	4	15.032	17.379	537	15.424	17.877	907	15.500	17.974	67
2013	19.838	25.260	4	17.379	22.174	453	17.877	22.867	750	17.974	23.002	64
2014	25.260	26.827	4	22.174	23.596	380	22.867	24.394	679	23.002	24.551	63
2015	26.827	28.057	4	23.596	24.728	321	24.394	25.628	597	24.551	25.805	56
American Funds Growth-Income
2006	15.755	17.764	15	13.210	14.925	258	13.352	15.123	573	13.379	15.161	68
2007	17.764	18.263	17	14.925	15.374	477	15.123	15.618	945	15.161	15.665	110
2008	18.263	11.109	21	15.374	9.371	635	15.618	9.543	1,365	15.665	9.576	127
2009	11.109	14.269	22	9.371	12.061	653	9.543	12.313	1,305	9.576	12.362	108
2010	14.269	15.562	22	12.061	13.179	613	12.313	13.489	1,264	12.362	13.550	78
2011	15.562	14.952	22	13.179	12.688	528	13.489	13.019	1,081	13.550	13.084	70
2012	14.952	17.192	22	12.688	14.619	492	13.019	15.037	950	13.084	15.120	65
2013	17.192	22.464	21	14.619	19.139	483	15.037	19.736	825	15.120	19.855	60
2014	22.464	24.324	11	19.139	20.766	455	19.736	21.467	746	19.855	21.607	56
2015	24.324	24.153	10	20.766	20.661	412	21.467	21.412	668	21.607	21.562	57
American Funds International
2006	19.938	23.217	3	16.684	19.467	108	16.863	19.725	277	16.895	19.773	17
2007	23.217	27.273	5	19.467	22.914	247	19.725	23.275	480	19.773	23.344	33
2008	27.273	15.448	4	22.914	13.005	247	23.275	13.243	769	23.344	13.289	36
2009	15.448	21.632	4	13.005	18.248	208	13.243	18.628	432	13.289	18.702	21
2010	21.632	22.704	3	18.248	19.190	196	18.628	19.639	482	18.702	19.726	20
2011	22.704	19.117	3	19.190	16.191	163	19.639	16.612	438	19.726	16.694	18
2012	19.117	22.062	4	16.191	18.722	148	16.612	19.256	378	16.694	19.361	14
2013	22.062	26.264	4	18.722	22.333	149	19.256	23.028	324	19.361	23.165	11
2014	26.264	25.023	4	22.333	21.320	138	23.028	22.039	320	23.165	22.181	10
2015	25.023	23.382	4	21.320	19.962	120	22.039	20.686	417	22.181	20.830	9
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A	10.540	11.548	394	10.019	11.566	272	10.264	11.569	19
2010	11.533	12.390	7	11.548	12.430	381	11.566	12.481	648	11.569	12.491	45
2011	12.390	11.685	10	12.430	11.746	407	12.481	11.823	879	12.491	11.839	50
2012	11.685	12.576	10	11.746	12.668	351	11.823	12.783	969	11.839	12.806	50
2013	12.576	14.083	15	12.668	14.214	246	12.783	14.379	1,335	12.806	14.412	53
2014	14.083	14.050	15	14.214	14.209	215	14.379	14.410	1203	14.412	14.450	50
2015	14.050	13.613	16	14.209	13.795	175	14.410	14.025	859	14.450	14.071	39

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	10.438	10.519	1*	10.430	10.536	5	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.519	10.521	1*	10.536	10.564	13	N/A	N/A	N/A
Delaware VIP Diversified Income
2006	N/A	N/A	N/A	10.580	11.160	64	10.622	11.233	216	10.631	11.248	13
2007	11.413	11.672	1*	11.160	11.757	102	11.233	11.863	404	11.248	11.884	17
2008	11.672	10.864	3	11.757	10.965	189	11.863	11.092	567	11.884	11.117	30
2009	10.864	13.468	7	10.965	13.620	253	11.092	13.812	837	11.117	13.851	42
2010	13.468	14.218	7	13.620	14.407	295	13.812	14.647	1,214	13.851	14.696	73
2011	14.218	14.772	7	14.407	14.999	257	14.647	15.286	1,459	14.696	15.345	66
2012	14.772	15.452	7	14.999	15.720	268	15.286	16.062	1,506	15.345	16.131	66
2013	15.452	14.909	5	15.720	15.198	222	16.062	15.567	1,526	16.131	15.642	81
2014	14.909	15.319	5	15.198	15.647	210	15.567	16.067	1400	15.642	16.152	59
2015	15.319	14.792	8	15.647	15.139	194	16.067	15.585	1405	16.152	15.675	53
Delaware VIP Emerging Markets
2006	11.999	14.893	1*	12.013	14.940	58	12.030	14.999	120	12.034	15.010	11
2007	14.893	20.190	2	14.940	20.294	137	14.999	20.424	202	15.010	20.451	23
2008	20.190	9.547	2	20.294	9.616	179	20.424	9.702	298	20.451	9.719	22
2009	9.547	16.602	1*	9.616	16.754	161	9.702	16.947	263	9.719	16.986	13
2010	16.602	19.208	2	16.754	19.423	148	16.947	19.696	319	16.986	19.750	19
2011	19.208	15.039	2	19.423	15.238	128	19.696	15.490	508	19.750	15.541	17
2012	15.039	16.807	2	15.238	17.064	125	15.490	17.390	316	15.541	17.456	14
2013	16.807	18.071	1*	17.064	18.384	102	17.390	18.782	447	17.456	18.863	13
2014	18.071	16.225	1*	18.384	16.539	94	18.782	16.940	396	18.863	17.021	10
2015	16.225	13.533	3	16.539	13.823	82	16.940	14.193	388	17.021	14.268	8
Delaware VIP High Yield
2006	N/A	N/A	N/A	14.678	16.150	15	14.835	16.364	101	10.236	11.296	10
2007	17.719	17.368	1*	16.150	16.242	38	16.364	16.498	167	11.296	11.394	18
2008	17.368	12.846	1*	16.242	12.037	137	16.498	12.257	377	11.394	8.470	15
2009	12.846	18.690	1*	12.037	17.548	103	12.257	17.914	521	8.470	12.385	15
2010	18.690	21.020	1*	17.548	19.775	65	17.914	20.238	533	12.385	13.999	22
2011	21.020	21.052	1*	19.775	19.845	42	20.238	20.361	517	13.999	14.091	19
2012	21.052	24.180	1*	19.845	22.840	51	20.361	23.492	456	14.091	16.266	15
2013	24.180	25.790	1*	22.840	24.409	34	23.492	25.169	386	16.266	17.436	13
2014	25.790	25.106	1*	24.409	23.810	34	25.169	24.612	194	17.436	17.058	6
2015	25.106	22.883	2	23.810	21.744	31	24.612	22.533	97	17.058	15.625	7
Delaware VIP Limited-Term Diversified Income
2006	N/A	N/A	N/A	N/A	N/A	N/A	9.917	10.173	57	N/A	N/A	N/A
2007	N/A	N/A	N/A	10.199	10.360	8	10.173	10.425	78	10.427	10.439	1*
2008	N/A	N/A	N/A	10.360	10.092	25	10.425	10.182	166	10.439	10.202	1*
2009	10.609	11.042	6	10.092	11.143	148	10.182	11.271	569	10.202	11.298	31
2010	11.042	11.272	3	11.143	11.398	148	11.271	11.557	850	11.298	11.590	20
2011	11.272	11.314	3	11.398	11.463	120	11.557	11.653	726	11.590	11.692	12
2012	11.314	11.353	3	11.463	11.526	208	11.653	11.745	829	11.692	11.791	24
2013	11.353	10.964	3	11.526	11.153	158	11.745	11.394	874	11.791	11.444	31
2014	10.964	10.886	3	11.153	11.095	133	11.394	11.363	916	11.444	11.419	22
2015	10.886	10.721	3	11.095	10.950	138	11.363	11.242	795	11.419	11.303	28
Delaware VIP REIT
2006	N/A	N/A	N/A	19.347	25.106	39	19.552	25.436	93	10.406	13.545	15
2007	25.048	20.466	1*	25.106	21.130	30	25.436	21.461	93	13.545	11.434	16
2008	20.466	12.962	1*	21.130	13.410	21	21.461	13.654	74	11.434	7.278	13
2009	12.962	15.634	1*	13.410	16.207	24	13.654	16.543	48	7.278	8.823	8
2010	N/A	N/A	N/A	16.207	20.123	61	16.543	20.592	47	8.823	10.988	10
2011	N/A	N/A	N/A	20.123	21.830	58	20.592	22.395	58	10.988	11.955	15
2012	N/A	N/A	N/A	21.830	24.964	48	22.395	25.674	78	11.955	13.713	12
2013	N/A	N/A	N/A	24.964	24.953	29	25.674	25.727	77	13.713	13.748	9
2014	N/A	N/A	N/A	24.953	31.597	30	25.727	32.659	75	13.748	17.461	7
2015	N/A	N/A	N/A	31.597	32.079	25	32.659	33.240	70	17.461	17.780	9

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP Small Cap Value
2006	18.746	21.262	2	19.261	21.890	45	19.468	22.181	138	11.196	12.274	17
2007	21.262	19.386	2	21.890	19.999	76	22.181	20.315	215	12.274	11.247	20
2008	19.386	13.268	2	19.999	13.715	67	20.315	13.967	321	11.247	7.737	22
2009	13.268	17.085	2	13.715	17.695	38	13.967	18.066	301	7.737	10.012	17
2010	17.085	22.059	2	17.695	22.893	38	18.066	23.430	288	10.012	12.991	20
2011	22.059	21.246	2	22.893	22.093	35	23.430	22.669	374	12.991	12.575	17
2012	21.246	23.629	2	22.093	24.621	29	22.669	25.325	276	12.575	14.056	12
2013	23.629	30.798	2	24.621	32.155	27	25.325	33.158	206	14.056	18.413	16
2014	30.798	31.836	1*	32.155	33.305	29	33.158	34.430	196	18.413	19.129	7
2015	31.836	29.145	1*	33.305	30.551	25	34.430	31.662	118	19.129	17.600	30
Delaware VIP Smid Cap Growth(4)
2006	15.279	17.339	1*	15.113	15.908	4	15.275	16.119	17	12.229	11.864	5
2007	17.339	18.745	2	15.908	17.233	7	16.119	17.504	41	11.864	12.891	5
2008	18.745	9.749	2	17.233	8.980	7	17.504	9.145	32	12.891	6.738	1*
2009	9.749	14.730	1*	8.980	13.595	9	9.145	13.879	23	6.738	10.231	1*
2010	17.441	19.706	1*	16.122	18.225	11	16.491	18.652	30	12.161	13.756	1*
2011	19.706	20.811	1*	18.225	19.285	20	18.652	19.786	115	13.756	14.600	2
2012	20.811	22.550	1*	19.285	20.938	22	19.786	21.536	97	14.600	15.899	2
2013	22.550	31.114	1*	20.938	28.948	18	21.536	29.849	91	15.899	22.047	3
2014	31.114	31.326	1*	28.948	29.204	19	29.849	30.188	30	22.047	22.309	2
2015	31.326	32.901	1*	29.204	30.733	28	30.188	31.849	49	22.309	23.548	8
Delaware VIP U.S. Growth
2006	N/A	N/A	N/A	10.566	11.081	1*	9.983	11.226	1*	10.394	11.254	1*
2007	N/A	N/A	N/A	11.081	12.212	1*	11.226	12.403	3	11.254	12.440	1*
2008	N/A	N/A	N/A	12.212	6.843	12	12.403	6.967	10	12.440	6.992	2
2009	N/A	N/A	N/A	6.843	9.593	27	6.967	9.792	26	6.992	9.831	2
2010	N/A	N/A	N/A	9.593	10.681	17	9.792	10.930	10	9.831	10.980	1*
2011	N/A	N/A	N/A	10.681	11.261	19	10.930	11.552	26	10.980	11.610	2
2012	N/A	N/A	N/A	11.261	12.806	36	11.552	13.170	476	11.610	13.242	2
2013	N/A	N/A	N/A	12.806	16.884	72	13.170	17.407	53	13.242	17.512	3
2014	N/A	N/A	N/A	16.884	18.625	49	17.407	19.251	50	17.512	19.377	3
2015	N/A	N/A	N/A	18.625	19.193	40	19.251	19.887	61	19.377	20.028	3
Delaware VIP Value
2006	N/A	N/A	N/A	12.931	15.699	24	13.070	15.908	137	10.354	12.608	15
2007	19.441	17.869	1*	15.699	14.934	33	15.908	15.171	205	12.608	12.030	28
2008	17.869	11.617	1*	14.934	9.729	34	15.171	9.908	173	12.030	7.861	22
2009	11.617	13.377	1*	9.729	11.225	34	9.908	11.461	133	7.861	9.097	15
2010	N/A	N/A	N/A	11.225	12.696	27	11.461	12.994	116	9.097	10.319	12
2011	N/A	N/A	N/A	12.696	13.603	42	12.994	13.958	103	10.319	11.090	16
2012	N/A	N/A	N/A	13.603	15.266	30	13.958	15.704	174	11.090	12.484	15
2013	22.737	23.608	1*	15.266	19.969	26	15.704	20.592	168	12.484	16.378	31
2014	23.608	26.271	1*	19.969	22.266	39	20.592	23.019	187	16.378	18.317	20
2015	26.271	25.547	1*	22.266	21.696	22	23.019	22.486	168	18.317	17.902	15
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	10.772	11.462	1*	11.473	11.479	2	N/A	N/A	N/A
2010	N/A	N/A	N/A	11.462	12.607	17	11.479	12.657	59	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.607	11.978	15	12.657	12.056	135	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.978	12.847	6	12.056	12.963	48	N/A	N/A	N/A
2013	N/A	N/A	N/A	12.847	12.693	11	12.963	12.840	136	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.693	12.851	12	12.840	13.032	62	13.170	13.068	3
2015	12.741	11.622	2	12.851	11.778	11	13.032	11.974	66	13.068	12.013	2
Deutsche Equity 500 Index VIP(1)
2005	N/A	N/A	N/A	12.990	13.302	2	13.043	13.389	7	N/A	N/A	N/A
2006	14.390	14.926	7	13.302	15.033	3	13.389	15.170	16	N/A	N/A	N/A
2007	14.926	15.343	7	15.033	15.485	11	15.170	15.665	29	N/A	N/A	N/A
2008	15.343	9.410	7	15.485	9.516	12	15.665	9.650	23	N/A	N/A	N/A
2009	9.410	11.607	3	9.516	11.761	19	9.650	11.957	32	N/A	N/A	N/A
2010	N/A	N/A	N/A	11.761	13.208	19	11.957	13.462	26	N/A	N/A	N/A
2011	N/A	N/A	N/A	13.208	13.147	15	13.462	13.433	20	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.147	14.881	14	13.433	15.243	18	N/A	N/A	N/A
2013	N/A	N/A	N/A	14.881	17.375	14	15.243	17.814	17	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Deutsche Small Cap Index VIP(5)
2005	N/A	N/A	N/A	15.820	15.864	1*	15.618	15.968	3	N/A	N/A	N/A
2006	15.837	18.100	1*	15.864	18.232	3	15.968	18.398	14	12.097	12.411	2
2007	18.100	17.333	1*	18.232	17.493	5	18.398	17.697	18	12.411	11.944	2
2008	17.333	11.141	1*	17.493	11.266	4	17.697	11.426	22	11.944	7.716	2
2009	N/A	N/A	N/A	11.266	13.951	3	11.426	14.184	20	7.716	9.583	1*
2010	13.768	16.993	2	13.951	17.254	3	14.184	17.586	9	9.583	11.888	1*
2011	16.993	15.870	2	17.254	16.146	3	17.586	16.498	8	11.888	11.158	1*
2012	15.870	17.999	2	16.146	18.349	3	16.498	18.796	6	11.158	12.718	1*
2013	17.999	21.021	2	18.349	21.445	3	18.796	21.988	5	12.718	14.881	1*
Fidelity VIP Contrafund
2006	16.091	17.550	11	15.737	17.197	107	15.909	17.429	343	15.940	17.471	23
2007	17.550	20.148	15	17.197	19.783	147	17.429	20.100	540	17.471	20.159	31
2008	20.148	11.301	15	19.783	11.118	214	20.100	11.325	681	20.159	11.363	34
2009	11.301	14.983	15	11.118	14.771	259	11.325	15.083	739	11.363	15.142	34
2010	14.983	17.147	16	14.771	16.938	247	15.083	17.338	754	15.142	17.415	45
2011	17.147	16.315	15	16.938	16.148	210	17.338	16.571	888	17.415	16.653	44
2012	16.315	18.545	14	16.148	18.393	186	16.571	18.922	719	16.653	19.025	41
2013	18.545	23.769	14	18.393	23.621	191	18.922	24.361	609	19.025	24.506	40
2014	23.769	25.975	5	23.621	25.864	163	24.361	26.742	475	24.506	26.914	33
2015	25.975	25.528	5	25.864	25.470	148	26.742	26.400	431	26.914	26.584	28
Fidelity VIP Growth
2006	13.895	14.493	1*	10.938	11.432	3	11.055	11.583	34	10.520	11.130	1*
2007	14.493	17.966	2	11.432	14.200	16	11.583	14.424	91	11.130	13.867	4
2008	17.966	9.265	1*	14.200	7.338	17	14.424	7.472	131	13.867	7.187	10
2009	9.265	11.604	1*	7.338	9.208	18	7.472	9.400	90	7.187	9.046	6
2010	11.604	14.067	1*	9.208	11.185	20	9.400	11.447	70	9.046	11.022	6
2011	14.067	13.763	1*	11.185	10.966	35	11.447	11.251	153	11.022	10.838	8
2012	13.763	15.411	1*	10.966	12.303	30	11.251	12.654	170	10.838	12.196	8
2013	15.411	20.513	1*	12.303	16.409	27	12.654	16.920	182	12.196	16.315	23
2014	20.513	22.288	1*	16.409	17.864	27	16.920	18.466	157	16.315	17.815	30
2015	22.288	23.320	1*	17.864	18.729	31	18.466	19.409	140	17.815	18.734	33
Fidelity VIP Mid Cap
2006	11.531	12.686	4	11.545	12.726	68	11.561	12.776	158	11.564	12.786	13
2007	12.686	14.321	4	12.726	14.394	176	12.776	14.487	315	12.786	14.506	23
2008	14.321	8.464	3	14.394	8.525	201	14.487	8.602	665	14.506	8.617	30
2009	8.464	11.578	2	8.525	11.684	87	8.602	11.818	430	8.617	11.845	16
2010	11.578	14.569	1*	11.684	14.732	95	11.818	14.939	476	11.845	14.981	14
2011	14.569	12.712	1*	14.732	12.880	93	14.939	13.093	615	14.981	13.136	10
2012	12.712	14.253	1*	12.880	14.470	81	13.093	14.747	345	13.136	14.803	8
2013	14.253	18.954	1*	14.470	19.281	76	14.747	19.699	290	14.803	19.784	9
2014	18.954	19.670	1*	19.281	20.050	78	19.699	20.535	261	19.784	20.634	9
2015	19.670	18.937	1*	20.050	19.342	61	20.535	19.860	269	20.634	19.965	9
Fidelity VIP Overseas(6)
2005	N/A	N/A	N/A	13.244	15.428	7	13.352	15.592	6	10.004	11.982	1*
2006	20.216	21.583	1*	15.428	17.819	16	15.592	18.054	25	11.982	13.880	3
2007	21.583	24.726	1*	17.819	20.454	15	18.054	20.777	36	13.880	15.981	9
2008	24.726	13.562	1*	20.454	11.241	33	20.777	11.447	47	15.981	8.809	8
2009	13.562	16.753	1*	11.241	13.914	24	11.447	14.205	40	8.809	10.937	7
2010	16.753	18.501	1*	13.914	15.397	14	14.205	15.757	67	10.937	12.138	8
2011	18.501	14.967	1*	15.397	12.481	14	15.757	12.805	290	12.138	9.869	8
2012	14.967	17.634	1*	12.481	14.734	16	12.805	15.155	68	9.869	11.686	8
2013	17.634	19.642	1*	14.734	16.424	15	15.155	16.909	68	11.686	13.041	7

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Franklin Income VIP
2006	10.094	11.188	6	9.998	11.201	66	10.112	11.219	181	10.003	11.222	17
2007	11.188	11.361	8	11.201	11.398	254	11.219	11.444	786	11.222	11.453	54
2008	11.361	7.822	21	11.398	7.863	443	11.444	7.914	923	11.453	7.925	53
2009	7.822	10.380	6	7.863	10.456	347	7.914	10.550	689	7.925	10.570	38
2010	10.380	11.447	5	10.456	11.553	332	10.550	11.687	667	10.570	11.714	35
2011	11.447	11.471	5	11.553	11.600	289	11.687	11.764	667	11.714	11.797	36
2012	11.471	12.647	4	11.600	12.816	264	11.764	13.029	759	11.797	13.072	30
2013	12.647	14.104	3	12.816	14.320	269	13.029	14.595	719	13.072	14.651	43
2014	14.104	14.441	2	14.320	14.692	262	14.595	15.012	733	14.651	15.077	38
2015	14.441	13.137	1*	14.692	13.392	252	15.012	13.718	650	15.077	13.784	57
Franklin Mutual Shares VIP
2006	10.108	11.232	20	9.950	11.246	54	9.915	11.263	116	10.020	11.267	12
2007	11.232	11.367	22	11.246	11.412	161	11.263	11.458	555	11.267	11.467	35
2008	11.367	6.997	3	11.412	7.038	168	11.458	7.084	567	11.467	7.093	27
2009	6.997	8.631	2	7.038	8.700	106	7.084	8.779	409	7.093	8.795	12
2010	8.631	9.394	3	8.700	9.488	115	8.779	9.598	428	8.795	9.619	25
2011	9.394	9.098	3	9.488	9.207	101	9.598	9.337	429	9.619	9.363	25
2012	9.098	10.173	3	9.207	10.316	102	9.337	10.488	385	9.363	10.522	23
2013	10.173	12.770	3	10.316	12.976	103	10.488	13.225	343	10.522	13.275	19
2014	12.770	13.389	3	12.976	13.631	82	13.225	13.928	320	13.275	13.988	12
2015	13.389	12.457	3	13.631	12.708	64	13.928	13.017	287	13.988	13.079	25
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005	16.890	17.322	1*	12.646	12.996	3	12.751	13.136	21	N/A	N/A	N/A
2006	17.322	18.428	1*	12.996	13.853	14	13.136	14.037	57	13.113	14.070	8
2007	18.428	20.063	1*	13.853	15.112	27	14.037	15.352	93	14.070	15.396	12
2008	20.063	11.291	1*	15.112	8.522	51	15.352	8.679	127	15.396	8.708	14
2009	11.291	15.867	1*	8.522	11.999	44	8.679	12.251	157	8.708	12.298	9
2010	15.867	19.819	1*	11.999	15.019	39	12.251	15.372	233	12.298	15.439	9
2011	19.819	18.460	1*	15.019	14.017	39	15.372	14.382	113	15.439	14.452	10
2012	N/A	N/A	N/A	14.017	15.238	26	14.382	15.674	84	14.452	15.758	8
2013	N/A	N/A	N/A	15.238	17.736	26	15.674	18.262	73	15.758	18.363	7
Invesco V.I. International Growth
2014	N/A	N/A	N/A	22.220	21.820	1*	23.741	22.560	3	22.764	22.707	1*
2015	N/A	N/A	N/A	21.820	20.839	1*	22.560	21.600	11	22.707	21.751	2
JPMIT Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.593	9.416	4	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value Managed Volatility
2014	N/A	N/A	N/A	10.951	11.158	12	9.974	11.185	29	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.158	10.478	10	11.185	10.530	53	11.251	10.541	2
LVIP American Global Growth
2010	N/A	N/A	N/A	12.354	12.341	1*	12.189	12.357	23	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.341	10.983	3	12.357	11.024	87	12.360	11.032	1*
2012	N/A	N/A	N/A	10.983	13.152	10	11.024	13.234	20	11.032	13.251	4
2013	15.778	16.482	1*	13.152	16.599	63	13.234	16.744	31	13.251	16.773	5
2014	16.482	16.433	2	16.599	16.582	60	16.744	16.770	37	16.773	16.807	7
2015	16.433	17.141	2	16.582	17.331	55	16.770	17.571	49	16.807	17.619	5
LVIP American Global Small Capitalization
2010	N/A	N/A	N/A	12.646	12.727	1*	12.493	12.743	33	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.727	10.049	2	12.743	10.087	25	12.746	10.095	1*
2012	N/A	N/A	N/A	10.049	11.605	3	10.087	11.678	40	10.095	11.692	1*
2013	N/A	N/A	N/A	11.605	14.543	5	11.678	14.671	128	11.692	14.697	1*
2014	N/A	N/A	N/A	14.543	14.503	3	14.671	14.668	52	14.697	14.701	1*
2015	N/A	N/A	N/A	14.503	14.202	3	14.668	14.399	54	14.701	14.439	1*
LVIP American Growth
2010	N/A	N/A	N/A	11.857	12.457	1*	12.212	12.473	11	12.332	12.476	1*
2011	N/A	N/A	N/A	12.457	11.645	19	12.473	11.689	100	12.476	11.698	1*
2012	N/A	N/A	N/A	11.645	13.413	40	11.689	13.497	121	11.698	13.514	7
2013	N/A	N/A	N/A	13.413	17.055	132	13.497	17.205	127	13.514	17.235	11
2014	N/A	N/A	N/A	17.055	18.085	140	17.205	18.290	142	17.235	18.331	11
2015	N/A	N/A	N/A	18.085	18.883	120	18.290	19.145	159	18.331	19.197	8

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth-Income
2010	N/A	N/A	N/A	11.452	12.141	1*	11.489	12.156	15	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.141	11.641	10	12.156	11.685	97	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.641	13.362	22	11.685	13.446	119	12.148	13.463	4
2013	N/A	N/A	N/A	13.362	17.431	30	13.446	17.585	131	13.463	17.615	7
2014	N/A	N/A	N/A	17.431	18.849	48	17.585	19.062	152	17.615	19.105	9
2015	N/A	N/A	N/A	18.849	18.692	52	19.062	18.951	176	19.105	19.003	4
LVIP American International
2010	N/A	N/A	N/A	12.194	12.234	1*	11.624	12.250	35	12.215	12.253	1*
2011	N/A	N/A	N/A	12.234	10.279	12	12.250	10.318	62	12.253	10.326	2
2012	N/A	N/A	N/A	10.279	11.840	13	10.318	11.915	92	10.326	11.930	2
2013	N/A	N/A	N/A	11.840	14.068	16	11.915	14.192	88	11.930	14.216	1*
2014	N/A	N/A	N/A	14.068	13.382	17	14.192	13.534	103	14.216	13.564	1*
2015	N/A	N/A	N/A	13.382	12.489	13	13.534	12.662	134	13.564	12.697	2
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	9.391	10.597	7	9.949	10.613	1*	9.540	10.616	1*
2007	10.870	10.713	3	10.597	10.748	26	10.613	10.791	45	10.616	10.800	4
2008	10.713	6.381	3	10.748	6.415	63	10.791	6.457	202	10.800	6.465	5
2009	6.381	8.639	1*	6.415	8.702	41	6.457	8.781	291	6.465	8.797	2
2010	8.639	10.687	1*	8.702	10.786	39	8.781	10.911	386	8.797	10.936	3
2011	10.687	10.880	1*	10.786	11.003	39	10.911	11.158	176	10.936	11.190	3
2012	10.880	12.592	1*	11.003	12.759	48	11.158	12.972	409	11.190	13.015	5
2013	12.592	17.261	1*	12.759	17.526	96	12.972	17.863	374	13.015	17.931	7
2014	17.261	17.714	1*	17.526	18.022	94	17.863	18.414	366	17.931	18.494	6
2015	17.714	16.510	1*	18.022	16.831	87	18.414	17.240	366	18.494	17.323	6
LVIP BlackRock Emerging Markets Managed Volatility
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.548	10.969	1*	10.315	10.971	1*
2013	N/A	N/A	N/A	10.810	9.874	1*	10.969	9.907	93	10.971	9.914	2
2014	N/A	N/A	N/A	9.874	9.186	3	9.907	9.240	110	9.914	9.251	26
2015	N/A	N/A	N/A	9.186	7.638	14	9.240	7.702	139	9.251	7.715	10
LVIP BlackRock Equity Dividend Managed Volatility
2006	N/A	N/A	N/A	10.790	11.379	6	10.469	11.424	21	10.901	11.433	1*
2007	11.715	11.557	1*	11.379	11.616	15	11.424	11.691	26	11.433	11.706	1*
2008	11.557	6.958	1*	11.616	7.008	13	11.691	7.071	355	11.706	7.084	1*
2009	6.958	8.376	1*	7.008	8.453	18	7.071	8.550	62	N/A	N/A	N/A
2010	8.376	9.644	1*	8.453	9.752	19	8.550	9.889	44	N/A	N/A	N/A
2011	9.644	9.173	1*	9.752	9.295	18	9.889	9.449	36	N/A	N/A	N/A
2012	9.173	10.475	1*	9.295	10.636	25	9.449	10.840	61	10.724	10.881	1*
2013	10.475	12.091	1*	10.636	12.300	36	10.840	12.567	148	10.881	12.621	2
2014	12.091	12.215	1*	12.300	12.452	45	12.567	12.753	210	12.621	12.815	26
2015	12.215	11.346	6	12.452	11.589	58	12.753	11.900	241	12.815	11.963	22
LVIP BlackRock Global Allocation V.I. Managed Volatility
2013	N/A	N/A	N/A	9.775	10.385	30	10.066	10.401	277	10.257	10.404	1*
2014	N/A	N/A	N/A	10.385	10.128	45	10.401	10.169	645	10.404	10.178	13
2015	N/A	N/A	N/A	10.128	9.470	59	10.169	9.532	726	10.178	9.545	13
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	10.301	10.077	8	10.249	10.093	260	10.062	10.096	1*
2011	N/A	N/A	N/A	10.077	11.056	54	10.093	11.101	511	10.096	11.110	5
2012	11.512	11.459	2	11.056	11.520	96	11.101	11.596	630	11.110	11.611	4
2013	11.459	10.255	13	11.520	10.329	196	11.596	10.423	1,141	11.611	10.442	38
2014	10.255	10.326	14	10.329	10.421	157	10.423	10.543	893	10.442	10.567	34
2015	10.326	9.801	15	10.421	9.912	121	10.543	10.053	837	10.567	10.081	37
LVIP BlackRock U.S. Opportunities Managed Volatility
2015	N/A	N/A	N/A	9.224	8.969	1*	10.127	8.984	11	10.128	8.987	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Clarion Global Real Estate
2007	9.372	8.193	1*	9.548	8.203	50	9.953	8.216	103	9.412	8.218	11
2008	8.193	4.637	1*	8.203	4.652	88	8.216	4.670	118	8.218	4.674	5
2009	4.637	6.239	1*	4.652	6.272	70	4.670	6.313	112	4.674	6.321	7
2010	6.239	7.185	1*	6.272	7.237	64	6.313	7.303	104	6.321	7.316	6
2011	7.185	6.406	1*	7.237	6.465	59	7.303	6.540	105	7.316	6.556	7
2012	6.406	7.799	1*	6.465	7.887	57	6.540	7.999	110	6.556	8.021	7
2013	7.799	7.865	1*	7.887	7.970	74	7.999	8.103	112	8.021	8.130	14
2014	7.865	8.745	1*	7.970	8.879	82	8.103	9.050	110	8.130	9.084	9
2015	8.745	8.433	3	8.879	8.580	78	9.050	8.767	378	9.084	8.805	9
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	9.941	9.224	9	10.007	9.239	22	9.910	9.243	1*
LVIP ClearBridge Variable Appreciation Managed Volatility
2014	N/A	N/A	N/A	10.040	10.391	1*	9.897	10.417	15	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.391	9.759	1*	10.417	9.808	30	N/A	N/A	N/A
LVIP Delaware Bond
2006	10.285	10.514	1*	10.339	10.591	161	10.407	10.687	548	9.880	10.151	33
2007	10.514	10.823	1*	10.591	10.923	277	10.687	11.050	790	10.151	10.502	58
2008	10.823	10.247	1*	10.923	10.363	322	11.050	10.510	1,206	10.502	9.993	144
2009	10.247	11.883	6	10.363	12.041	353	10.510	12.242	1,414	9.993	11.646	120
2010	11.883	12.574	7	12.041	12.767	391	12.242	13.013	1,699	11.646	12.385	126
2011	12.574	13.200	7	12.767	13.430	375	13.013	13.722	1,172	12.385	13.067	90
2012	13.200	13.725	6	13.430	13.992	389	13.722	14.332	1,190	13.067	13.655	105
2013	13.725	13.078	3	13.992	13.359	330	14.332	13.718	1,083	13.655	13.076	107
2014	13.078	13.517	3	13.359	13.835	328	13.718	14.242	1029	13.076	13.583	71
2015	13.517	13.234	4	13.835	13.572	306	14.242	14.007	1135	13.583	13.365	58
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.018	10.018	2	10.030	10.034	42	10.041	10.037	1*
2011	N/A	N/A	N/A	10.018	9.777	15	10.034	9.817	465	10.037	9.825	2
2012	N/A	N/A	N/A	9.777	9.968	16	9.817	10.034	573	9.825	10.047	4
2013	9.745	9.754	1*	9.968	9.825	164	10.034	9.914	1,451	10.047	9.932	8
2014	9.754	9.581	3	9.825	9.670	184	9.914	9.783	1220	9.932	9.805	31
2015	9.581	9.286	3	9.670	9.391	171	9.783	9.524	1474	9.805	9.551	40
LVIP Delaware Foundation Aggressive Allocation(8)
2006	12.982	14.611	3	13.518	14.717	14	13.225	14.851	27	13.544	14.878	2
2007	14.611	15.175	3	14.717	15.315	44	14.851	15.494	80	14.878	15.529	7
2008	15.175	9.893	3	15.315	10.004	51	15.494	10.146	101	15.529	10.175	20
2009	9.893	12.748	1*	10.004	12.917	26	10.146	13.133	84	10.175	13.177	4
2010	12.748	13.999	1*	12.917	14.214	24	13.133	14.488	57	13.177	14.543	3
2011	13.999	13.390	1*	14.214	13.623	24	14.488	13.920	47	14.543	13.980	3
2012	13.390	14.811	1*	13.623	15.099	27	13.920	15.466	31	13.980	15.541	3
2013	N/A	N/A	N/A	15.099	17.759	27	15.466	18.237	28	15.541	18.334	2
2014	N/A	N/A	N/A	17.759	18.126	26	18.237	18.661	27	18.334	18.770	3
2015	N/A	N/A	N/A	18.126	17.496	25	18.661	18.057	26	18.770	18.171	3
LVIP Delaware Social Awareness
2006	14.236	16.128	1*	14.786	16.244	1*	14.883	16.391	18	N/A	N/A	N/A
2007	16.128	16.212	1*	16.244	16.362	1*	16.391	16.552	20	13.093	11.986	1*
2008	N/A	N/A	N/A	16.362	10.487	1*	16.552	10.636	20	11.986	7.706	1*
2009	N/A	N/A	N/A	10.487	13.323	3	10.636	13.546	21	7.706	9.819	2
2010	N/A	N/A	N/A	13.323	14.527	3	13.546	14.806	17	9.819	10.738	1*
2011	N/A	N/A	N/A	14.527	14.287	1*	14.806	14.599	14	10.738	10.593	1*
2012	N/A	N/A	N/A	14.287	16.097	2	14.599	16.488	12	10.593	11.970	1*
2013	N/A	N/A	N/A	16.097	21.345	4	16.488	21.919	18	11.970	15.921	1*
2014	N/A	N/A	N/A	21.345	24.030	3	21.919	24.738	25	15.921	17.977	1*
2015	N/A	N/A	N/A	24.030	23.328	8	24.738	24.076	20	17.977	17.505	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.631	9.137	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.307	5.649	9	9.137	5.672	14	8.732	5.677	1*
2009	N/A	N/A	N/A	5.649	7.202	9	5.672	7.249	10	5.677	7.258	1*
2010	N/A	N/A	N/A	7.202	9.194	16	7.249	9.277	41	7.258	9.294	1*
2011	N/A	N/A	N/A	9.194	8.518	6	9.277	8.616	186	9.294	8.636	1*
2012	N/A	N/A	N/A	8.518	9.567	10	8.616	9.702	61	8.636	9.730	3
2013	N/A	N/A	N/A	9.567	12.509	8	9.702	12.717	44	9.730	12.759	3
2014	N/A	N/A	N/A	12.509	13.157	9	12.717	13.409	44	12.759	13.461	2
2015	N/A	N/A	N/A	13.157	12.891	11	13.409	13.172	49	13.461	13.229	2
LVIP Dimensional International Core Equity Managed Volatility
2011	N/A	N/A	N/A	9.983	8.282	2	9.948	8.295	27	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.282	9.622	1*	8.295	9.662	91	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.622	10.836	9	9.662	10.908	282	10.372	10.922	5
2014	N/A	N/A	N/A	10.836	9.805	9	10.908	9.895	529	10.922	9.912	10
2015	N/A	N/A	N/A	9.805	9.211	25	9.895	9.318	567	9.912	9.340	12
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.015	8.964	19	8.830	8.967	1*
LVIP Dimensional U.S. Core Equity 1
2006	N/A	N/A	N/A	10.792	11.373	2	10.521	11.417	3	11.287	11.426	1*
2007	N/A	N/A	N/A	11.373	11.806	2	11.417	11.882	20	11.426	11.897	2
2008	10.923	7.358	1*	11.806	7.410	5	11.882	7.477	24	11.897	7.490	3
2009	7.358	8.946	1*	7.410	9.029	5	7.477	9.132	37	7.490	9.153	1*
2010	8.946	9.854	1*	9.029	9.965	7	9.132	10.105	41	9.153	10.133	1*
2011	9.854	9.726	1*	9.965	9.855	5	10.105	10.018	23	10.133	10.051	1*
2012	9.726	10.939	1*	9.855	11.106	4	10.018	11.318	29	10.051	11.361	1*
2013	10.939	14.218	1*	11.106	14.464	4	11.318	14.777	23	11.361	14.840	1*
2014	14.218	15.694	1*	14.464	15.997	3	14.777	16.384	22	14.840	16.463	1*
2015	15.694	15.000	1*	15.997	15.320	2	16.384	15.731	25	16.463	15.814	10
LVIP Dimensional U.S. Core Equity 2 Managed Volatility
2011	N/A	N/A	N/A	9.642	9.335	2	9.522	9.351	34	9.080	9.353	1*
2012	N/A	N/A	N/A	9.335	10.722	2	9.351	10.767	110	9.353	10.774	2
2013	N/A	N/A	N/A	10.722	13.549	16	10.767	13.639	442	10.774	13.656	25
2014	N/A	N/A	N/A	13.549	13.877	14	13.639	14.004	547	13.656	14.028	5
2015	13.609	12.425	1*	13.877	12.541	26	14.004	12.688	514	14.028	12.716	12
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	10.042	10.321	9	10.053	10.337	92	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.321	10.474	7	10.337	10.517	193	10.550	10.525	3
2013	N/A	N/A	N/A	10.474	9.963	9	10.517	10.029	483	10.525	10.042	4
2014	N/A	N/A	N/A	9.963	10.200	15	10.029	10.293	695	10.042	10.312	7
2015	N/A	N/A	N/A	10.200	10.009	37	10.293	10.126	668	10.312	10.149	12
LVIP Franklin Mutual Shares VIP Managed Volatility
2014	N/A	N/A	N/A	10.132	10.232	2	9.985	10.252	18	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.232	9.229	6	10.252	9.270	63	10.390	9.281	2
LVIP Global Conservative Allocation Managed Risk
2006	N/A	N/A	N/A	10.234	10.946	104	10.249	10.989	279	10.252	10.998	32
2007	N/A	N/A	N/A	10.946	11.541	119	10.989	11.615	350	10.998	11.630	46
2008	11.264	9.142	2	11.541	9.207	144	11.615	9.290	562	11.630	9.306	64
2009	9.142	11.143	12	9.207	11.246	180	9.290	11.375	692	9.306	11.401	86
2010	11.143	12.022	12	11.246	12.157	143	11.375	12.327	750	11.401	12.362	80
2011	12.022	12.170	12	12.157	12.331	184	12.327	12.535	601	12.362	12.576	78
2012	12.170	13.043	12	12.331	13.242	193	12.535	13.495	933	12.576	13.546	61
2013	13.043	13.975	12	13.242	14.216	154	13.495	14.524	1,027	13.546	14.586	65
2014	13.975	14.420	12	14.216	14.699	138	14.524	15.054	1059	14.586	15.127	78
2015	14.420	13.798	12	14.699	14.093	82	15.054	14.470	1034	15.127	14.547	79

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Global Growth Allocation Managed Risk
2006	11.210	11.830	1*	10.628	11.867	137	10.643	11.913	223	11.256	11.923	10
2007	11.830	12.683	1*	11.867	12.748	204	11.913	12.830	337	11.923	12.847	27
2008	12.683	8.244	1*	12.748	8.303	189	12.830	8.378	728	12.847	8.393	35
2009	8.244	10.385	1*	8.303	10.481	161	8.378	10.601	774	8.393	10.625	35
2010	10.385	11.428	1*	10.481	11.556	161	10.601	11.718	991	10.625	11.751	25
2011	11.428	11.157	1*	11.556	11.305	188	11.718	11.492	1,046	11.751	11.530	17
2012	11.157	11.889	1*	11.305	12.070	239	11.492	12.301	1,212	11.530	12.348	13
2013	11.889	13.180	5	12.070	13.407	302	12.301	13.698	2,080	12.348	13.757	41
2014	13.180	13.313	5	13.407	13.570	341	13.698	13.899	2387	13.757	13.965	40
2015	13.313	12.517	4	13.570	12.785	356	13.899	13.127	2328	13.965	13.197	97
LVIP Global Income
2009	10.456	10.639	1*	10.237	10.652	16	10.239	10.668	115	10.322	10.668	1*
2010	10.639	11.393	1*	10.652	11.430	83	10.668	11.476	381	10.668	11.482	3
2011	11.393	11.243	1*	11.430	11.302	103	11.476	11.376	585	11.482	11.388	6
2012	N/A	N/A	N/A	11.302	11.907	109	11.376	12.015	595	11.388	12.033	8
2013	N/A	N/A	N/A	11.907	11.319	103	12.015	11.450	639	12.033	11.474	10
2014	N/A	N/A	N/A	11.319	11.288	56	11.450	11.447	690	11.474	11.476	22
2015	11.100	10.676	4	11.288	10.819	57	11.447	10.999	616	11.476	11.032	9
LVIP Global Moderate Allocation Managed Risk
2006	10.439	11.420	8	10.451	11.456	157	10.466	11.501	624	10.469	11.510	57
2007	11.420	12.183	6	11.456	12.245	256	11.501	12.324	926	11.510	12.340	74
2008	12.183	8.727	8	12.245	8.789	342	12.324	8.868	1,285	12.340	8.884	137
2009	8.727	10.909	5	8.789	11.010	380	8.868	11.136	1,374	8.884	11.162	139
2010	10.909	11.925	3	11.010	12.058	350	11.136	12.227	1,424	11.162	12.261	120
2011	11.925	11.778	3	12.058	11.933	354	12.227	12.131	1,430	12.261	12.171	93
2012	11.778	12.601	2	11.933	12.794	362	12.131	13.038	2,084	12.171	13.088	122
2013	12.601	13.762	8	12.794	14.000	347	13.038	14.303	2,854	13.088	14.364	114
2014	13.762	13.992	8	14.000	14.263	301	14.303	14.608	2961	14.364	14.678	121
2015	13.992	13.199	17	14.263	13.481	270	14.608	13.842	3015	14.678	13.916	189
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	10.141	10.800	4	10.022	10.815	1*	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.800	11.218	9	10.815	11.262	4	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	11.727	11.420	1*	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	11.420	12.307	1*	12.349	12.356	1*	N/A	N/A	N/A
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	10.353	10.236	2	9.774	10.244	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.236	9.519	2	10.244	9.550	21	10.309	9.566	1*
LVIP Invesco V.I. Comstock Managed Volatility
2014	N/A	N/A	N/A	10.025	10.247	1*	9.542	10.272	30	10.364	10.274	17
2015	N/A	N/A	N/A	10.247	9.154	1*	10.272	9.200	39	10.274	9.205	1*
LVIP Ivy Mid Cap Growth Managed Volatility
2007	N/A	N/A	N/A	10.190	10.925	12	9.905	10.832	39	9.735	10.836	3
2008	10.099	5.346	1*	10.925	5.418	11	10.832	5.385	62	10.836	5.390	2
2009	5.346	7.747	1*	5.418	7.866	13	5.385	7.838	38	5.390	7.849	2
2010	7.747	9.624	1*	7.866	9.792	12	7.838	9.782	106	7.849	9.800	2
2011	9.624	8.682	1*	9.792	8.851	11	9.782	8.864	52	9.800	8.885	3
2012	8.682	9.025	1*	8.851	9.220	10	8.864	9.256	52	8.885	9.282	4
2013	9.025	10.999	1*	9.220	11.259	10	9.256	11.332	163	9.282	11.369	5
2014	10.999	9.953	1*	11.259	10.208	13	11.332	10.300	220	11.369	10.339	4
2015	9.953	9.309	1*	10.208	9.567	30	10.300	9.677	213	10.339	9.719	4
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.700	10.798	52	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.782	10.841	25	10.798	10.885	248	10.802	10.894	1*
2012	N/A	N/A	N/A	10.841	12.188	30	10.885	12.268	287	10.894	12.284	6
2013	N/A	N/A	N/A	12.188	12.706	33	12.268	12.821	419	12.284	12.844	7
2014	N/A	N/A	N/A	12.706	12.782	51	12.821	12.931	275	12.844	12.961	7
2015	N/A	N/A	N/A	12.782	12.012	46	12.931	12.182	207	12.961	12.216	9

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP JPMorgan Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	9.987	9.352	5	N/A	N/A	N/A
2008	8.907	6.012	1*	8.699	6.032	8	9.352	6.056	17	5.813	6.055	1*
2009	6.012	7.317	1*	6.032	7.356	3	6.056	7.404	13	6.055	7.406	1*
2010	7.317	8.913	1*	7.356	8.978	5	7.404	9.059	22	7.406	9.066	3
2011	8.913	8.548	1*	8.978	8.628	6	9.059	8.728	30	9.066	8.739	3
2012	8.548	9.493	1*	8.628	9.601	9	8.728	9.736	52	8.739	9.754	3
2013	9.493	11.509	1*	9.601	11.663	17	9.736	11.857	169	9.754	11.884	3
2014	11.509	12.148	1*	11.663	12.335	25	11.857	12.572	185	11.884	12.607	18
2015	12.148	10.942	1*	12.335	11.133	36	12.572	11.375	228	12.607	11.413	3
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.054	7.784	46	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.784	9.496	42	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.496	10.380	40	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.380	10.307	40	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.307	10.971	32	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.971	11.721	14	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.721	12.043	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.043	11.621	1*	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.301	10.277	9	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.277	7.369	23	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.369	9.081	27	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	9.081	9.977	27	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.977	9.804	27	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.804	10.420	27	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.420	11.356	25	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.356	11.625	12	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	11.625	11.148	11	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.319	10.384	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.384	7.048	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.048	8.845	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.845	9.762	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.762	9.520	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.520	10.074	5	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.074	11.237	10	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	6.548	6.427	13	9.888	6.453	57	N/A	N/A	N/A
2009	N/A	N/A	N/A	6.427	8.233	12	6.453	8.287	31	6.073	8.298	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.287	9.238	15	8.298	9.254	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.238	8.927	13	9.254	8.947	3
2012	N/A	N/A	N/A	9.235	9.247	6	8.927	9.378	13	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.378	10.718	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.718	10.877	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.877	10.323	4	N/A	N/A	N/A
LVIP MFS International Growth Managed Volatility
2013	N/A	N/A	N/A	9.759	10.027	6	9.707	10.043	44	9.816	10.046	1*
2014	N/A	N/A	N/A	10.027	9.111	8	10.043	9.148	86	10.046	9.156	26
2015	N/A	N/A	N/A	9.111	8.923	32	9.148	8.982	115	9.156	8.994	23

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP MFS International Growth
2007	N/A	N/A	N/A	11.280	11.125	12	10.118	11.142	41	N/A	N/A	N/A
2008	N/A	N/A	N/A	11.125	5.557	25	11.142	5.579	90	10.606	5.584	2
2009	N/A	N/A	N/A	5.557	7.384	46	5.579	7.433	197	5.584	7.443	7
2010	N/A	N/A	N/A	7.384	8.171	34	7.433	8.245	135	7.443	8.260	4
2011	N/A	N/A	N/A	8.171	7.203	29	8.245	7.287	126	8.260	7.304	1*
2012	N/A	N/A	N/A	7.203	8.414	24	7.287	8.533	326	7.304	8.557	1*
2013	N/A	N/A	N/A	8.414	9.351	23	8.533	9.507	118	8.557	9.539	4
2014	N/A	N/A	N/A	9.351	8.685	27	9.507	8.852	147	9.539	8.886	6
2015	N/A	N/A	N/A	8.685	8.607	33	8.852	8.794	146	8.886	8.832	8
LVIP MFS Value
2007	N/A	N/A	N/A	9.838	9.689	14	9.793	9.704	18	N/A	N/A	N/A
2008	8.863	6.397	1*	9.689	6.417	34	9.704	6.443	198	9.424	6.449	19
2009	6.397	7.555	1*	6.417	7.594	81	6.443	7.644	520	6.449	7.654	17
2010	7.555	8.231	2	7.594	8.290	75	7.644	8.365	640	7.654	8.380	22
2011	8.231	8.028	2	8.290	8.101	68	8.365	8.195	562	8.380	8.214	21
2012	8.028	9.117	1*	8.101	9.219	67	8.195	9.350	431	8.214	9.376	10
2013	9.117	12.102	1*	9.219	12.262	197	9.350	12.467	320	9.376	12.508	9
2014	12.102	13.057	1*	12.262	13.256	189	12.467	13.511	329	12.508	13.562	10
2015	13.057	12.678	1*	13.256	12.897	200	13.511	13.178	307	13.562	13.234	12
LVIP Mondrian International Value
2006	18.859	21.553	7	17.069	21.708	26	17.181	21.906	44	11.097	14.156	13
2007	21.553	23.459	7	21.708	23.675	18	21.906	23.950	56	14.156	15.485	12
2008	23.459	14.507	7	23.675	14.671	19	23.950	14.878	55	15.485	9.624	2
2009	14.507	17.170	7	14.671	17.398	13	14.878	17.688	112	9.624	11.447	1*
2010	17.170	17.176	7	17.398	17.439	16	17.688	17.774	154	11.447	11.509	2
2011	17.176	16.062	7	17.439	16.340	14	17.774	16.696	60	11.509	10.817	3
2012	16.062	17.188	8	16.340	17.521	11	16.696	17.948	70	10.817	11.633	2
2013	17.188	20.451	9	17.521	20.888	27	17.948	21.450	183	11.633	13.910	11
2014	20.451	19.462	1*	20.888	19.918	25	21.450	20.505	121	13.910	13.304	6
2015	19.462	18.283	1*	19.918	18.749	32	20.505	19.350	114	13.304	12.561	5
LVIP Money Market
2006	9.773	9.987	2	9.824	10.060	137	9.889	10.152	4,292	10.074	10.347	100
2007	9.987	10.235	2	10.060	10.330	525	10.152	10.450	1,248	10.347	10.656	82
2008	10.235	10.227	12	10.330	10.342	683	10.450	10.488	2,077	10.656	10.701	2,967
2009	10.227	10.017	4	10.342	10.151	415	10.488	10.320	1,899	10.701	10.535	3,023
2010	10.017	9.808	9	10.151	9.959	355	10.320	10.151	1,692	10.535	10.367	3,024
2011	9.808	9.603	8	9.959	9.770	483	10.151	9.982	1,699	10.367	10.200	139
2012	9.603	9.401	8	9.770	9.583	437	9.982	9.817	1,615	10.200	10.036	95
2013	9.401	9.203	31	9.583	9.401	406	9.817	9.654	1,256	10.036	9.874	122
2014	9.203	9.010	6	9.401	9.221	221	9.654	9.493	1243	9.874	9.715	93
2015	9.010	8.820	5	9.221	9.045	264	9.493	9.335	1369	9.715	9.558	201
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.197	9.797	16	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	9.797	8.948	22	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	9.970	9.878	3	10.001	9.893	32	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.878	9.824	33	9.893	9.864	198	9.947	9.872	16
LVIP SSGA Bond Index
2008	N/A	N/A	N/A	10.076	10.440	71	10.074	10.454	186	10.087	10.457	8
2009	N/A	N/A	N/A	10.440	10.675	137	10.454	10.716	1,289	10.457	10.724	37
2010	N/A	N/A	N/A	10.675	11.066	191	10.716	11.136	2,129	10.724	11.150	42
2011	N/A	N/A	N/A	11.066	11.627	136	11.136	11.729	1,340	11.150	11.750	38
2012	N/A	N/A	N/A	11.627	11.812	87	11.729	11.946	1,211	11.750	11.973	26
2013	N/A	N/A	N/A	11.812	11.258	84	11.946	11.415	1,334	11.973	11.446	28
2014	N/A	N/A	N/A	11.258	11.647	80	11.415	11.838	1198	11.446	11.877	30
2015	N/A	N/A	N/A	11.647	11.422	91	11.838	11.639	1121	11.877	11.682	33

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.436	10.511	23	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.828	11.178	20	10.511	11.245	55	11.191	11.259	16
2013	11.460	11.598	1*	11.178	11.678	20	11.245	11.778	76	N/A	N/A	N/A
2014	11.598	11.858	11	11.678	11.964	21	11.778	12.097	110	12.218	12.123	3
2015	11.858	11.468	11	11.964	11.593	21	12.097	11.751	141	12.123	11.783	8
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.344	10.390	57	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.379	10.437	16	10.390	10.474	136	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.437	11.063	16	10.474	11.130	162	10.779	11.144	2
2013	N/A	N/A	N/A	11.063	11.588	27	11.130	11.687	172	11.144	11.707	1*
2014	N/A	N/A	N/A	11.588	11.963	12	11.687	12.096	197	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.963	11.485	12	12.096	11.642	192	N/A	N/A	N/A
LVIP SSGA Developed International 150
2008	N/A	N/A	N/A	7.914	6.249	30	9.630	6.257	48	5.646	6.259	1*
2009	8.833	8.818	1*	6.249	8.844	31	6.257	8.878	170	6.259	8.885	6
2010	8.818	9.234	1*	8.844	9.281	49	8.878	9.339	288	8.885	9.351	8
2011	9.234	7.921	1*	9.281	7.977	32	9.339	8.047	255	9.351	8.061	8
2012	N/A	N/A	N/A	7.977	8.868	22	8.047	8.969	248	8.061	8.989	4
2013	N/A	N/A	N/A	8.868	10.438	23	8.969	10.583	221	8.989	10.612	4
2014	N/A	N/A	N/A	10.438	10.302	28	10.583	10.472	196	10.612	10.506	3
2015	N/A	N/A	N/A	10.302	9.645	18	10.472	9.828	184	10.506	9.865	4
LVIP SSGA Emerging Markets 100
2008	N/A	N/A	N/A	8.041	6.041	22	9.855	6.049	42	5.505	6.050	1*
2009	N/A	N/A	N/A	6.041	11.225	31	6.049	11.267	132	6.050	11.276	6
2010	N/A	N/A	N/A	11.225	14.028	42	11.267	14.118	216	11.276	14.136	6
2011	N/A	N/A	N/A	14.028	11.672	32	14.118	11.776	223	14.136	11.797	8
2012	N/A	N/A	N/A	11.672	12.865	25	11.776	13.012	496	11.797	13.041	4
2013	N/A	N/A	N/A	12.865	12.228	34	13.012	12.399	364	13.041	12.433	10
2014	N/A	N/A	N/A	12.228	11.559	43	12.399	11.749	263	12.433	11.788	8
2015	N/A	N/A	N/A	11.559	9.380	37	11.749	9.559	278	11.788	9.595	9
LVIP SSgA Global Tactical Allocation Managed Volatility(11)
2006	N/A	N/A	N/A	10.863	12.385	76	10.878	12.434	83	11.840	12.443	4
2007	12.523	13.382	5	12.385	13.451	148	12.434	13.537	143	12.443	13.555	4
2008	13.382	7.777	11	13.451	7.833	209	13.537	7.903	177	13.555	7.917	4
2009	7.777	9.931	8	7.833	10.022	68	7.903	10.137	92	7.917	10.160	1*
2010	9.931	10.544	6	10.022	10.662	61	10.137	10.811	97	N/A	N/A	N/A
2011	10.544	10.315	6	10.662	10.452	107	10.811	10.625	178	10.842	10.660	3
2012	10.315	11.194	6	10.452	11.365	105	10.625	11.582	199	10.660	11.626	9
2013	11.194	12.001	8	11.365	12.208	117	11.582	12.473	351	11.626	12.526	9
2014	12.001	12.181	8	12.208	12.417	98	12.473	12.717	383	12.526	12.778	19
2015	12.181	11.117	9	12.417	11.355	98	12.717	11.659	495	12.778	11.721	21
LVIP SSgA International Index
2008	N/A	N/A	N/A	9.105	6.385	38	9.642	6.393	54	6.779	6.395	3
2009	N/A	N/A	N/A	6.385	7.986	47	6.393	8.016	240	6.395	8.022	14
2010	N/A	N/A	N/A	7.986	8.362	74	8.016	8.415	412	8.022	8.426	16
2011	N/A	N/A	N/A	8.362	7.168	61	8.415	7.232	386	8.426	7.244	17
2012	N/A	N/A	N/A	7.168	8.282	51	7.232	8.376	370	7.244	8.395	12
2013	9.033	9.695	1*	8.282	9.803	72	8.376	9.939	722	8.395	9.967	22
2014	9.695	8.912	1*	9.803	9.029	69	9.939	9.178	669	9.967	9.208	20
2015	8.912	8.595	8	9.029	8.725	61	9.178	8.891	364	9.208	8.924	15
LVIP SSgA International Managed Volatility
2014	N/A	N/A	N/A	10.367	9.140	2	10.146	9.163	10	9.446	9.167	1*
2015	N/A	N/A	N/A	9.140	8.627	7	9.163	8.670	36	9.167	8.679	2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSgA Large Cap 100
2008	N/A	N/A	N/A	9.104	6.960	43	9.651	6.969	107	6.344	6.971	1*
2009	N/A	N/A	N/A	6.960	9.212	45	6.969	9.247	340	6.971	9.254	10
2010	N/A	N/A	N/A	9.212	10.741	64	9.247	10.809	524	9.254	10.823	11
2011	N/A	N/A	N/A	10.741	10.751	44	10.809	10.846	390	10.823	10.865	10
2012	N/A	N/A	N/A	10.751	11.803	25	10.846	11.937	355	10.865	11.964	5
2013	N/A	N/A	N/A	11.803	15.684	27	11.937	15.902	312	11.964	15.946	6
2014	N/A	N/A	N/A	15.684	17.910	35	15.902	18.204	257	15.946	18.263	35
2015	N/A	N/A	N/A	17.910	16.701	20	18.204	17.018	245	18.263	17.082	9
LVIP SSgA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	9.869	10.877	7	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.513	11.314	8	10.877	11.360	37	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.314	10.497	16	11.360	10.567	91	11.314	10.581	6
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.648	10.418	125	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.870	11.344	8	10.418	11.413	138	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.344	12.481	15	11.413	12.588	169	11.570	12.609	3
2014	N/A	N/A	N/A	12.481	12.748	17	12.588	12.889	241	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.748	12.288	16	12.889	12.455	223	13.368	12.489	17
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.461	10.551	29	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.540	10.340	101	10.551	10.377	279	10.553	10.384	2
2012	N/A	N/A	N/A	10.340	11.181	143	10.377	11.249	380	10.384	11.263	5
2013	11.746	12.256	5	11.181	12.340	280	11.249	12.446	676	11.263	12.467	32
2014	12.256	12.630	5	12.340	12.742	242	12.446	12.884	626	12.467	12.912	32
2015	12.630	11.997	5	12.742	12.128	125	12.884	12.293	563	12.912	12.327	44
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.747	10.786	25	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.775	10.272	24	10.786	10.308	82	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.272	11.340	24	10.308	11.409	104	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.340	12.736	23	11.409	12.846	102	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.736	12.959	20	12.846	13.103	124	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.959	12.419	18	13.103	12.588	126	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	10.831	10.834	19	10.675	10.845	16	10.737	10.848	2
2011	N/A	N/A	N/A	10.834	10.413	78	10.845	10.450	436	10.848	10.457	2
2012	N/A	N/A	N/A	10.413	11.347	127	10.450	11.416	588	10.457	11.429	2
2013	N/A	N/A	N/A	11.347	12.783	118	11.416	12.893	580	11.429	12.915	2
2014	N/A	N/A	N/A	12.783	13.165	129	12.893	13.312	559	12.915	13.341	1*
2015	N/A	N/A	N/A	13.165	12.430	125	13.312	12.600	522	13.341	12.634	1*
LVIP SSgA S&P 500 Index(12)
2006	10.192	11.365	16	N/A	N/A	N/A	10.242	11.445	4	10.125	11.454	1*
2007	11.334	11.176	17	11.378	11.234	1*	11.432	11.294	9	11.442	11.320	2
2008	11.176	6.853	18	11.234	6.902	49	11.294	6.957	165	11.320	6.976	6
2009	6.853	8.437	18	6.902	8.514	71	6.957	8.603	523	6.976	8.631	25
2010	8.437	9.450	17	8.514	9.556	89	8.603	9.679	807	8.631	9.717	23
2011	9.450	9.397	17	9.556	9.521	68	9.679	9.668	645	9.717	9.710	21
2012	9.397	10.609	16	9.521	10.771	49	9.668	10.965	726	9.710	11.018	26
2013	10.609	13.673	24	10.771	13.909	119	10.965	14.195	1,419	11.018	14.271	59
2014	13.673	15.141	9	13.909	15.434	107	14.195	15.791	1253	14.271	15.883	52
2015	15.141	14.955	14	15.434	15.275	101	15.791	15.667	1199	15.883	15.766	64
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A	10.016	9.128	6	10.082	9.142	14	10.020	9.144	1*
2008	8.633	5.876	1*	9.128	5.895	26	9.142	5.919	54	9.144	5.924	4
2009	5.876	7.230	1*	5.895	7.268	51	5.919	7.315	178	5.924	7.325	9
2010	7.230	8.907	1*	7.268	8.972	38	7.315	9.053	218	7.325	9.069	8
2011	8.907	8.299	1*	8.972	8.376	26	9.053	8.473	197	9.069	8.493	13
2012	8.299	9.390	1*	8.376	9.496	20	8.473	9.630	229	8.493	9.657	10
2013	9.390	12.643	1*	9.496	12.811	67	9.630	13.025	339	9.657	13.068	37
2014	12.643	12.920	1*	12.811	13.118	58	13.025	13.370	281	13.068	13.421	23
2015	12.920	12.019	4	13.118	12.227	58	13.370	12.494	276	13.421	12.548	19

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSgA Small-Cap Managed Volatility
2013	N/A	N/A	N/A	10.681	11.127	4	9.931	11.144	51	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.127	10.734	4	11.144	10.778	41	10.946	10.787	29
2015	N/A	N/A	N/A	10.734	9.589	26	10.778	9.652	74	10.787	9.665	25
LVIP SSgA Small-Mid Cap 200
2008	N/A	N/A	N/A	9.917	7.210	14	10.019	7.220	30	6.446	7.222	1*
2009	N/A	N/A	N/A	7.210	10.698	13	7.220	10.739	87	7.222	10.747	3
2010	N/A	N/A	N/A	10.698	13.370	21	10.739	13.454	121	10.747	13.471	3
2011	N/A	N/A	N/A	13.370	12.789	13	13.454	12.902	154	13.471	12.925	3
2012	N/A	N/A	N/A	12.789	14.241	10	12.902	14.403	112	12.925	14.435	2
2013	N/A	N/A	N/A	14.241	18.737	8	14.403	18.997	91	14.435	19.049	4
2014	N/A	N/A	N/A	18.737	19.118	7	18.997	19.432	79	19.049	19.495	4
2015	N/A	N/A	N/A	19.118	17.421	7	19.432	17.752	71	19.495	17.819	3
LVIP T. Rowe Price Growth Stock
2007	9.991	9.890	1*	10.363	9.902	1*	9.961	9.917	13	N/A	N/A	N/A
2008	9.890	5.615	3	9.902	5.633	5	9.917	5.656	41	9.403	5.661	1*
2009	5.615	7.844	3	5.633	7.885	57	5.656	7.937	120	5.661	7.947	2
2010	7.844	8.939	3	7.885	9.004	33	7.937	9.085	83	7.947	9.102	1*
2011	8.939	8.583	3	9.004	8.663	18	9.085	8.763	93	9.102	8.784	2
2012	8.583	9.914	3	8.663	10.026	33	8.763	10.168	199	8.784	10.196	6
2013	9.914	13.459	2	10.026	13.638	25	10.168	13.865	178	10.196	13.912	8
2014	13.459	14.284	4	13.638	14.504	31	13.865	14.782	150	13.912	14.839	14
2015	14.284	15.441	4	14.504	15.710	58	14.782	16.052	176	14.839	16.121	18
LVIP T. Rowe Price Structured Mid-Cap Growth
2006	14.738	15.588	1*	14.689	15.702	4	14.785	15.844	5	14.805	15.873	7
2007	15.588	17.286	2	15.702	17.446	6	15.844	17.649	26	15.873	17.690	3
2008	17.286	9.657	2	17.446	9.766	9	17.649	9.904	48	17.690	9.932	4
2009	9.657	13.796	2	9.766	13.980	8	9.904	14.213	47	9.932	14.261	5
2010	13.796	17.292	1*	13.980	17.557	8	14.213	17.895	69	14.261	17.963	6
2011	17.292	16.227	1*	17.557	16.510	10	17.895	16.869	110	17.963	16.942	6
2012	16.227	18.426	1*	16.510	18.784	12	16.869	19.241	135	16.942	19.334	5
2013	18.426	24.248	1*	18.784	24.769	12	19.241	25.435	46	19.334	25.571	2
2014	24.248	26.415	1*	24.769	27.036	12	25.435	27.833	49	25.571	27.996	1*
2015	26.415	26.331	3	27.036	27.004	14	27.833	27.870	58	27.996	28.046	1*
LVIP Templeton Growth Managed Volatility
2007	9.524	9.762	2	10.014	9.774	29	10.119	9.789	91	9.553	9.792	3
2008	9.762	5.933	2	9.774	5.952	45	9.789	5.976	248	9.792	5.981	1*
2009	5.933	7.422	1*	5.952	7.461	35	5.976	7.509	212	5.981	7.519	3
2010	7.422	7.722	1*	7.461	7.778	29	7.509	7.848	314	7.519	7.863	7
2011	7.722	7.305	1*	7.778	7.373	33	7.848	7.458	308	7.863	7.476	9
2012	7.305	8.645	1*	7.373	8.742	48	7.458	8.866	309	7.476	8.891	6
2013	8.645	10.122	1*	8.742	10.257	128	8.866	10.428	555	8.891	10.462	10
2014	10.122	9.686	1*	10.257	9.834	142	10.428	10.023	628	10.462	10.062	17
2015	9.686	8.697	2	9.834	8.848	157	10.023	9.041	647	10.062	9.080	18
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	9.678	9.495	1*	10.068	9.511	113	N/A	N/A	N/A
LVIP UBS Large Cap Growth Managed Volatility
2006	N/A	N/A	N/A	12.772	13.702	1*	12.855	13.826	5	N/A	N/A	N/A
2007	14.400	15.991	15	13.702	16.141	11	13.826	16.328	53	16.714	16.362	1*
2008	15.991	9.239	13	16.141	9.344	12	16.328	9.476	57	16.362	9.501	6
2009	9.239	12.494	12	9.344	12.662	16	9.476	12.872	115	9.501	12.912	5
2010	12.494	13.583	12	12.662	13.792	10	12.872	14.057	94	12.912	14.108	7
2011	13.583	12.506	12	13.792	12.724	8	14.057	13.001	47	14.108	13.055	1*
2012	12.506	14.211	11	12.724	14.488	8	13.001	14.840	56	13.055	14.909	1*
2013	14.211	17.412	12	14.488	17.786	12	14.840	18.264	94	14.909	18.358	3
2014	17.412	17.908	1*	17.786	18.330	16	18.264	18.870	108	18.358	18.976	2
2015	17.908	17.718	1*	18.330	18.172	27	18.870	18.754	140	18.976	18.869	2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	9.736	9.329	3	9.611	9.344	127	N/A	N/A	N/A
2012	10.311	10.476	1*	9.329	10.510	8	9.344	10.553	132	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.510	13.420	7	10.553	13.509	230	N/A	N/A	N/A
2014	N/A	N/A	N/A	13.420	14.732	8	13.509	14.866	215	13.657	14.893	21
2015	N/A	N/A	N/A	14.732	14.366	8	14.866	14.534	222	14.893	14.567	1*
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	9.909	8.324	1*	9.849	8.337	103	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.324	9.718	1*	8.337	9.757	118	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.718	10.908	2	9.757	10.980	164	9.721	10.995	2
2014	N/A	N/A	N/A	10.908	10.175	2	10.980	10.268	172	10.995	10.286	2
2015	N/A	N/A	N/A	10.175	9.661	4	10.268	9.773	208	10.286	9.796	2
LVIP VIP ContraFund® Managed Volatility
2013	N/A	N/A	N/A	9.878	11.030	1*	9.747	11.048	76	10.678	11.051	1*
2014	N/A	N/A	N/A	11.030	11.446	5	11.048	11.493	123	11.051	11.502	3
2015	N/A	N/A	N/A	11.446	10.647	32	11.493	10.717	168	11.502	10.731	29
LVIP VIP Mid Cap Managed Volatility
2014	N/A	N/A	N/A	10.487	10.106	1*	10.324	10.122	7	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.106	9.436	9	10.122	9.475	26	10.530	9.483	1*
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	10.854	10.681	1*	9.860	10.698	2	10.881	10.701	1*
2008	10.047	6.083	1*	10.681	6.103	4	10.698	6.128	2	10.701	6.133	1*
2009	6.083	8.010	5	6.103	8.052	5	6.128	8.105	11	6.133	8.115	1*
2010	8.010	9.303	1*	8.052	9.370	13	8.105	9.456	40	8.115	9.473	1*
2011	9.303	8.263	1*	9.370	8.340	5	9.456	8.437	17	9.473	8.456	1*
2012	8.263	9.605	1*	8.340	9.714	6	8.437	9.852	15	8.456	9.879	1*
2013	9.605	12.754	1*	9.714	12.924	5	9.852	13.140	40	9.879	13.184	1*
2014	12.754	13.868	1*	12.924	14.081	4	13.140	14.352	192	13.184	14.407	1*
2015	13.868	14.815	1*	14.081	15.072	9	14.352	15.401	58	14.407	15.467	8
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	9.887	8.619	14	9.777	8.633	67	10.231	8.635	2
2008	7.644	4.983	1*	8.619	5.000	13	8.633	5.020	68	8.635	5.024	6
2009	4.983	6.930	1*	5.000	6.967	14	5.020	7.012	284	5.024	7.022	2
2010	6.930	8.383	1*	6.967	8.444	13	7.012	8.521	331	7.022	8.536	2
2011	8.383	7.421	1*	8.444	7.490	14	8.521	7.577	75	8.536	7.595	1*
2012	7.421	8.993	1*	7.490	9.095	18	7.577	9.223	65	7.595	9.249	1*
2013	8.993	11.778	1*	9.095	11.935	13	9.223	12.134	77	9.249	12.175	1*
2014	11.778	12.452	1*	11.935	12.643	23	12.134	12.886	90	12.175	12.936	1*
2015	12.452	11.973	1*	12.643	12.181	14	12.886	12.446	79	12.936	12.500	2
MFS VIT Growth
2008	N/A	N/A	N/A	13.457	9.067	1*	9.281	9.233	4	6.728	6.320	4
2009	N/A	N/A	N/A	9.067	12.212	1*	9.233	12.466	8	6.320	8.537	4
2010	15.595	17.557	1*	N/A	N/A	N/A	12.466	14.097	10	8.537	9.659	5
2011	17.557	17.087	1*	13.775	13.434	1*	14.097	13.782	22	9.659	9.448	4
2012	N/A	N/A	N/A	13.434	15.424	1*	13.782	15.864	39	9.448	10.881	4
2013	N/A	N/A	N/A	15.424	20.647	1*	15.864	21.288	55	10.881	14.609	2
2014	N/A	N/A	N/A	20.647	22.007	2	21.288	22.747	53	14.609	15.617	2
2015	N/A	N/A	N/A	22.007	23.157	2	22.747	23.996	58	15.617	16.483	7
MFS VIT Total Return(13)
2005	12.815	12.868	1*	12.219	12.295	10	12.320	12.427	70	10.015	10.124	14
2006	12.868	14.058	2	12.295	13.459	72	12.427	13.637	193	10.124	11.116	33
2007	14.058	14.301	5	13.459	13.718	94	13.637	13.935	281	11.116	11.364	45
2008	14.301	10.872	6	13.718	10.450	121	13.935	10.642	306	11.364	8.683	45
2009	10.872	12.527	7	10.450	12.065	137	10.642	12.317	356	8.683	10.055	33
2010	12.527	13.442	6	12.065	12.972	142	12.317	13.276	323	10.055	10.843	31
2011	13.442	13.364	6	12.972	12.923	110	13.276	13.259	257	10.843	10.834	21
2012	13.364	14.510	5	12.923	14.059	95	13.259	14.461	239	10.834	11.822	20
2013	14.510	16.037	4	14.059	15.549	80	14.461	16.009	207	11.822	13.090	27

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
MFS VIT Utilities
2006	21.872	28.035	1*	14.398	18.491	34	14.552	18.736	70	11.056	14.242	9
2007	28.035	35.000	2	18.491	23.132	45	18.736	23.496	159	14.242	17.870	22
2008	35.000	21.304	2	23.132	14.108	32	23.496	14.366	144	17.870	10.932	13
2009	21.304	27.704	1*	14.108	18.383	25	14.366	18.766	111	10.932	14.287	7
2010	27.704	30.778	1*	18.383	20.464	21	18.766	20.943	126	14.287	15.952	12
2011	30.778	32.083	1*	20.464	21.374	22	20.943	21.929	154	15.952	16.712	15
2012	32.083	35.550	1*	21.374	23.731	19	21.929	24.408	123	16.712	18.610	12
2013	35.550	41.827	1*	23.731	27.977	20	24.408	28.848	110	18.610	22.006	13
2014	41.827	46.041	1*	27.977	30.858	18	28.848	31.897	100	22.006	24.344	10
2015	46.041	38.411	1*	30.858	25.795	20	31.897	26.731	93	24.344	20.412	17
NB AMT Mid Cap Growth(1)
2005	14.180	15.785	1*	11.907	13.281	3	12.004	13.423	13	12.024	13.452	1*
2006	15.785	17.720	1*	13.281	14.939	7	13.423	15.136	31	13.452	15.177	4
2007	17.720	21.250	1*	14.939	17.951	11	15.136	18.233	35	15.177	18.291	5
2008	21.250	11.777	1*	17.951	9.969	10	18.233	10.151	19	18.291	10.189	4
2009	11.777	15.169	1*	9.969	12.866	8	10.151	13.134	17	10.189	13.189	4
2010	15.169	19.167	1*	12.866	16.289	7	13.134	16.669	14	13.189	16.748	4
2011	19.167	18.848	1*	16.289	16.050	6	16.669	16.466	13	16.748	16.552	2
2012	18.848	20.737	1*	16.050	17.694	5	16.466	18.198	11	16.552	18.302	2
2013	20.737	23.633	1*	17.694	20.179	4	18.198	20.774	11	18,302.000	20.897	2
NB AMT Mid Cap Intrinsic Value
2006	18.712	19.816	1*	17.167	18.716	6	17.349	18.961	72	17.381	19.005	1*
2007	19.816	20.035	1*	18.716	18.960	9	18.961	19.256	91	19.005	19.311	2
2008	20.035	10.624	1*	18.960	10.074	7	19.256	10.257	84	19.311	10.292	1*
2009	10.624	15.239	1*	10.074	14.479	5	10.257	14.779	60	10.292	14.836	1*
2010	15.239	18.821	1*	14.479	17.918	4	14.779	18.335	53	14.836	18.415	3
2011	18.821	17.223	1*	17.918	16.430	4	18.335	16.854	46	18.415	16.937	3
2012	17.223	19.475	1*	16.430	18.615	4	16.854	19.144	35	16.937	19.247	3
2013	19.475	26.123	1*	18.615	25.020	4	19.144	25.795	28	19.247	25.946	2
2014	26.123	29.105	1*	25.020	27.932	3	25.795	28.869	25	N/A	N/A	N/A
2015	29.105	26.111	1*	27.932	25.108	3	28.869	26.016	23	N/A	N/A	N/A
PIMCO VIT CommodityRealReturn Strategy
	N/A	N/A	N/A	N/A	N/A	N/A	11.002	12.495	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	12.476	15.202	1*	12.495	15.263	6	12.499	15.276	1*
2011	N/A	N/A	N/A	15.202	13.783	2	15.263	13.874	35	15.276	13.892	2
2012	N/A	N/A	N/A	13.783	14.210	3	13.874	14.339	72	N/A	N/A	N/A
2013	N/A	N/A	N/A	14.210	11.885	3	14.339	12.023	93	14.649	12.051	2
2014	N/A	N/A	N/A	11.885	9.485	3	12.023	9.619	101	12.051	9.646	1*
2015	N/A	N/A	N/A	9.485	6.914	3	9.619	7.030	95	9.646	7.053	3
Templeton Global Bond VIP
2006	10.401	10.866	2	9.855	10.899	31	9.870	10.943	98	9.873	10.952	4
2007	10.866	11.805	4	10.899	11.865	141	10.943	11.942	262	10.952	11.958	21
2008	11.805	12.271	5	11.865	12.358	192	11.942	12.470	737	11.958	12.492	34
2009	12.271	14.254	10	12.358	14.384	244	12.470	14.550	837	12.492	14.583	39
2010	14.254	15.967	10	14.384	16.144	250	14.550	16.372	775	14.583	16.417	42
2011	15.967	15.491	11	16.144	15.695	196	16.372	15.955	681	16.417	16.008	43
2012	15.491	17.446	11	15.695	17.711	156	15.955	18.050	570	16.008	18.118	41
2013	17.446	17.353	10	17.711	17.651	143	18.050	18.035	457	18.118	18.112	42
2014	17.353	17.295	10	17.651	17.628	129	18.035	18.056	459	18.112	18.142	37
2015	17.295	16.198	10	17.628	16.543	106	18.056	16.987	338	18.142	17.077	33
Templeton Growth VIP
2006	16.875	19.740	10	14.046	16.779	31	14.199	17.004	78	14.226	17.045	10
2007	19.740	19.774	14	16.779	16.841	47	17.004	17.109	122	17.045	17.160	12
2008	19.774	11.162	5	16.841	9.525	38	17.109	9.702	105	17.160	9.735	11
2009	11.162	14.322	3	9.525	12.247	29	9.702	12.505	57	9.735	12.554	9
2010	14.322	15.054	3	12.247	12.899	26	12.505	13.203	39	12.554	13.262	8
2011	15.054	13.706	3	12.899	11.767	24	13.203	12.075	29	13.262	12.135	3
2012	13.706	16.241	3	11.767	13.971	20	12.075	14.372	25	12.135	14.451	3
2013	16.241	20.794	3	13.971	17.924	17	14.372	18.485	21	14.451	18.595	3
2014	20.794	19.779	3	17.924	17.083	13	18.485	17.662	17	18.595	17.776	3
2015	19.779	18.102	3	17.083	15.666	12	17.662	16.238	13	17.776	16.351	3

*	The numbers of accumulation units less than 500 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance C Share and the ChoicePlus Series C-Share.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

Appendix C —Charges for Lincoln Market SelectSM Advantage Rider
Charges and deductions (including examples) for Lincoln Market SelectSM Advantage riders purchased prior to May 16, 2016 (or later if the current version of the Lincoln Market SelectSM Advantage is not available in your state).
The initial rider charge is currently equal to an annual rate of 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The guaranteed maximum annual charge for the single life option is 2.25% (0.5625% quarterly) and 2.45% (0.6125% quarterly) for the joint life option. The guaranteed minimum annual charge for both single and joint life options is 0.75% (0.1875% quarterly). The initial annual rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease based on a formula that is tied to any change in the Volatility Index (VIX), which is an index of market volatility reported by the Chicago Board Options Exchange (“CBOE”). In general, as volatility increases, the quarterly charge rate increases and as volatility decreases, the quarterly charge rate decreases, subject to the maximums and minimums stated above. The charge rate is calculated using the average value of the VIX over a period of time. The average value of the VIX is determined using the values of the VIX as the close each day of the New York Stock Exchange is open for business, for the three-month period ending on the 14th day of the calendar month just prior to the quarterly rider charge deduction. We reserve the right to substitute this index with another index at any time and in our sole discretion. We will notify you in writing of such a change.
The maximum percentage that the charge rate can increase or decrease from the previously calculation rate is 0.05% for both single and joint life options, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. In addition, an excess volatility charge of 0.25% for both single and joint life options will also apply during times when the average value of the VIX equals or exceeds 50 over the three-month period described above. This excess volatility charge is added to any calculated charge rate, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. (The maximum percentage that the charge rate can change does not apply to the excess volatility charge.)
The quarterly charge rate will be calculated using the following formula: Initial quarterly rate + ([0.00625%] x (average daily value of the VIX – [19.00%])). You can find the value of the VIX for any given day by using the Chicago Board Options Exchange website at www.cboe.com. This calculation does not include any applicable excess volatility charge. The quarterly charge that was deducted for the prior quarter for this rider will appear on your quarterly statement.
The following example shows the calculation of the quarterly charge rate for the single life option beginning on the fifth quarterly anniversary of the rider through the eighth quarterly anniversary. The examples use the formula above and the following charge rates.
Initial Quarterly Charge Rate	0.2375%
Guaranteed Maximum Quarterly Charge Rate	0.5625%
Guaranteed Minimum Quarterly Charge Rate	0.1875%
Maximum Quarterly Charge Rate Change	0.05%
Excess Volatility Charge Rate	0.25%

Quarterly Anniversary	Average Value of the VIX for 3-month period	Calculated Quarterly Charge Rate using the formula*	Actual Quarterly Charge Rate
1st	17.23	-	0.2375%
2nd	18.92	-	0.2375%
3rd	25.47	-	0.2375%
4th	19.23	-	0.2375%
5th	17.66	0.2291%	0.2291%
6th	39.22	0.3638%	0.2791%
7th	51.25	0.4390%	0.5625%
8th	26.62	0.2851%	0.2851%
*This quarterly charge rate is using the formula above, and the result is prior to adjustments for the maximum quarterly charge rate change in addition to the guaranteed maximum and minimum quarterly charge rates, and any charge for excess volatility.
The quarterly charge rate for the first four quarterly anniversaries is 0.2375%. Starting on the fifth quarterly anniversary the quarterly charge rate begins to adjust.
5th Quarterly Anniversary
The average value of the VIX is 17.66.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (17.66 – 19.00)]

0.2375% + [0.00625% x (-1.34)]
0.2375% + (-0.008375%) = 0.2291%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fourth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2375% - 0.2291% = 0.0084% (a rate change of 0.0084% is less than the 0.05% maximum quarterly rate change)
0.2291% is less than the quarterly Guaranteed Maximum Charge rate (0.5625%) and greater than the quarterly Guaranteed Minimum Charge rate (0.1875%).
The actual quarterly charge rate is 0.2291%.
6th Quarterly Anniversary
The average value of the VIX increases to 39.22.
Step 1: Calculate the quarterly charge rate using the formula
0.2375% + [0.00625% x (39.22 – 19.00)]
0.2375% + [0.00625% x (20.22)]
0.2375% + (0.126375%) = 0.3638%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Fifth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2291% - 0.3638% = -0.1347% (a rate change of -0.1347% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.2791% (5th quarterly anniversary charge rate + 0.05%).
0.2791% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2791%.
7th Quarterly Anniversary
The average value of the VIX increases to 51.25. Therefore, because the VIX exceeds 50, the excess volatility charge rate of 0.25% will apply.
Step 1: Calculate the quarterly charge rate based on the formula
0.2375% + [0.00625% x (51.25 – 19.00)]
0.2375% + [0.00625% x (32.25)]
0.2375% + (0.2015625%) = 0.4390%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Sixth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2791% - 0.4390% = -0.1599% (a rate change of -0.1599% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.3291% (sixth quarterly anniversary charge rate + 0.05%).
0.3291% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the minimum quarterly charge rate (0.1875%).
Step 3: Add excess volatility charge rate; Determine if quarterly charge rate calculated in Step 2 plus the excess volatility charge rate is at or below the guaranteed maximum quarterly charge rate.
0.3291% + 0.25% = 0.5791% which exceeds the maximum quarterly rider charge (0.5625%)
The actual quarterly charge rate is 0.5625%.
8th Quarterly Anniversary
The average value of the VIX decreases to 26.62.
Step 1: Calculate the quarterly charge rate based on the formula

0.2375% + [0.00625% x (26.62 – 19.00)]
0.2375% + [0.00625% x (7.62)]
0.2375% + (0.047625%) = 0.2851%
Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.
Seventh quarterly anniversary charge rate (prior to the excess volatility charge rate) minus quarterly charge rate calculated in Step 1 = 0.3291% - 0.2851% = 0.044% (a rate change of 0.044% is less than the 0.05% maximum quarterly rate change)
0.2851% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).
The actual quarterly charge rate is 0.2851%.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

D-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix E — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

E-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

SAI 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (C Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2016. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (C Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $619,961,766, $606,129,776 and $561,689,144 to LFN and Selling Firms in 2013, 2014 and 2015 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
B-3

MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
B-4

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year access period and $8,957.45 with the 30-year access period.
At the end of the 20-year access period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options.
B-5

Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
About the CBOE Volatility Index
The “CBOE Volatility Index (VIX)” (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Chicago Board Options Exchange (”CBOE“) and has been licensed for use by The Lincoln National Life Insurance Company and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. CBOE®, CBOE Volatility Index and VIX™ are trademarks of the CBOE and have been licensed for use by SPDJI and Licensee. Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE. Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’s and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or CBOE without regard to Licensee or the Licensee’s Product(s). S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee
B-6

or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
B-7

Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life appear on the following pages.
B-8

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as

6

opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

7

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of

8

securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information

9

about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess

10

carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of

11

change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality,

12

retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

13

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield

14

assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

15

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

16

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

17

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

18

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

19

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

20

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

21

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

22

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

23

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

24

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

25

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

26

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

27

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

28

As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

29

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

30

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

31

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

33

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

34

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

35

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to

36

re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives

37

accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

38

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

39

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

40

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated

41

weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

42

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

43

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

44

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

45

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

46

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

47

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

48

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

49

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

50

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

51

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

52

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

53

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

54

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

55

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

56

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

57

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

58

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

59

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

60

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

61

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

62

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

63

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

64

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

65

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

66

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

67

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

68

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

69

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or

70

liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

71

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

72

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

73

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

74

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

75

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

76

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$29,156,469	$—	$29,156,469	$19,331	$1,323	$29,135,815
AB VPS International Value Portfolio Class B	5,045	—	5,045	—	—	5,045
AB VPS Large Cap Growth Portfolio Class B	10,319,857	—	10,319,857	189	461	10,319,207
AB VPS Small/Mid Cap Value Portfolio Class A	75,802	1,969	77,771	—	1	77,770
AB VPS Small/Mid Cap Value Portfolio Class B	167,507,614	—	167,507,614	37,736	7,457	167,462,421
Alps|Alerian Energy Infrastructure Portfolio Class I	181,506	—	181,506	—	2	181,504
Alps|Alerian Energy Infrastructure Portfolio Class III	2,388,490	—	2,388,490	—	77	2,388,413
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	3,424,649	—	3,424,649	—	128	3,424,521
Alps|Stadion Tactical Defensive Portfolio Class I	8,312	—	8,312	—	—	8,312
Alps|Stadion Tactical Defensive Portfolio Class III	5,318,157	6,191	5,324,348	—	181	5,324,167
Alps|Stadion Tactical Growth Portfolio Class III	1,373,742	—	1,373,742	—	46	1,373,696
American Century VP Inflation Protection Fund Class II	8,574	—	8,574	8,574	—	—
American Funds Asset Allocation Fund Class 1	3,379,741	—	3,379,741	—	59	3,379,682
American Funds Asset Allocation Fund Class 4	45,697,868	863,684	46,561,552	—	1,545	46,560,007
American Funds Blue Chip Income and Growth Fund Class 1	2,465,292	—	2,465,292	—	58	2,465,234
American Funds Blue Chip Income and Growth Fund Class 4	9,513,810	422,442	9,936,252	—	324	9,935,928
American Funds Bond Fund Class 1	2,407,589	1,183	2,408,772	—	52	2,408,720
American Funds Capital Income Builder Fund Class 1	352,897	—	352,897	—	5	352,892
American Funds Capital Income Builder Fund Class 4	12,445,305	421,267	12,866,572	—	436	12,866,136
American Funds Global Balanced Fund Class 1	314,367	—	314,367	—	6	314,361
American Funds Global Bond Fund Class 1	1,783,177	363	1,783,540	—	45	1,783,495
American Funds Global Growth Fund Class 1	1,966,565	—	1,966,565	—	39	1,966,526
American Funds Global Growth Fund Class 2	299,308,096	31,877	299,339,973	—	12,792	299,327,181
American Funds Global Growth Fund Class 4	12,792,247	206,718	12,998,965	—	423	12,998,542
American Funds Global Growth and Income Fund Class 1	828,354	—	828,354	—	21	828,333
American Funds Global Small Capitalization Fund Class 1	713,072	—	713,072	—	16	713,056
American Funds Global Small Capitalization Fund Class 2	407,303,988	—	407,303,988	50,902	14,278	407,238,808
American Funds Global Small Capitalization Fund Class 4	4,478,445	—	4,478,445	—	147	4,478,298
American Funds Growth Fund Class 1	5,909,115	—	5,909,115	1,126	129	5,907,860
American Funds Growth Fund Class 2	1,430,945,403	—	1,430,945,403	177,824	64,651	1,430,702,928
American Funds Growth Fund Class 4	29,144,113	413,389	29,557,502	—	964	29,556,538
American Funds Growth-Income Fund Class 1	2,967,066	—	2,967,066	890	60	2,966,116
American Funds Growth-Income Fund Class 2	1,864,621,805	—	1,864,621,805	512,236	74,683	1,864,034,886
American Funds Growth-Income Fund Class 4	19,960,381	623,284	20,583,665	—	683	20,582,982
American Funds High-Income Bond Fund Class 1	893,690	420	894,110	—	22	894,088
American Funds International Fund Class 1	3,083,371	1,241	3,084,612	—	54	3,084,558
American Funds International Fund Class 2	664,919,301	—	664,919,301	162,089	26,250	664,730,962
American Funds International Fund Class 4	10,804,911	—	10,804,911	—	366	10,804,545

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds International Growth and Income Fund Class 1	$1,501,680	$—	$1,501,680	$—	$35	$1,501,645
American Funds Managed Risk Asset Allocation Fund Class P1	889,765	—	889,765	—	17	889,748
American Funds Managed Risk Asset Allocation Fund Class P2	31,070,772	12,442	31,083,214	—	1,280	31,081,934
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	73,832	—	73,832	—	3	73,829
American Funds Managed Risk Growth Fund Class P1	21,404	—	21,404	—	—	21,404
American Funds Managed Risk Growth-Income Fund Class P1	23,787	—	23,787	—	1	23,786
American Funds Managed Risk International Fund Class P1	55,275	—	55,275	—	1	55,274
American Funds Mortgage Fund Class 1	250,129	—	250,129	—	7	250,122
American Funds Mortgage Fund Class 4	4,389,761	404,845	4,794,606	—	141	4,794,465
American Funds New World Fund Class 1	2,066,768	1,615	2,068,383	—	44	2,068,339
American Funds New World Fund Class 4	9,787,023	12,370	9,799,393	—	325	9,799,068
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	127,306	—	127,306	—	3	127,303
BlackRock Global Allocation V.I. Fund Class I	2,832,406	—	2,832,406	—	48	2,832,358
BlackRock Global Allocation V.I. Fund Class III	1,199,313,281	—	1,199,313,281	40,861	56,485	1,199,215,935
BlackRock iShares Alternative Strategies V.I. Fund Class III	515,446	—	515,446	—	17	515,429
ClearBridge Variable Aggressive Growth Portfolio Class I	188,488	—	188,488	—	2	188,486
ClearBridge Variable Aggressive Growth Portfolio Class II	17,749,263	16,545	17,765,808	—	571	17,765,237
ClearBridge Variable Mid Cap Core Portfolio Class I	176,723	—	176,723	—	3	176,720
ClearBridge Variable Mid Cap Core Portfolio Class II	17,248,634	39,107	17,287,741	—	631	17,287,110
Delaware VIP Diversified Income Series Standard Class	3,249,670	7,877	3,257,547	—	71	3,257,476
Delaware VIP Diversified Income Series Service Class	1,689,879,608	1,945,470	1,691,825,078	—	74,641	1,691,750,437
Delaware VIP Emerging Markets Series Service Class	277,945,189	—	277,945,189	192,297	12,510	277,740,382
Delaware VIP High Yield Series Standard Class	3,371,274	—	3,371,274	4	133	3,371,137
Delaware VIP High Yield Series Service Class	141,907,441	95,969	142,003,410	—	6,604	141,996,806
Delaware VIP International Value Equity Series Standard Class	151,791	—	151,791	—	6	151,785
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,136,815	—	1,136,815	—	38	1,136,777
Delaware VIP Limited-Term Diversified Income Series Service Class	1,323,405,428	—	1,323,405,428	241,056	48,914	1,323,115,458
Delaware VIP REIT Series Standard Class	3,944,556	—	3,944,556	—	152	3,944,404
Delaware VIP REIT Series Service Class	163,380,007	6,729	163,386,736	—	7,415	163,379,321
Delaware VIP Small Cap Value Series Standard Class	6,365,699	1,575	6,367,274	—	248	6,367,026
Delaware VIP Small Cap Value Series Service Class	301,262,856	—	301,262,856	118,305	13,776	301,130,775

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Delaware VIP Smid Cap Growth Series Standard Class	$7,913,487	$—	$7,913,487	$71	$307	$7,913,109
Delaware VIP Smid Cap Growth Series Service Class	170,308,318	—	170,308,318	57,979	7,785	170,242,554
Delaware VIP U.S. Growth Series Service Class	351,773,924	—	351,773,924	134,405	11,325	351,628,194
Delaware VIP Value Series Standard Class	6,159,971	—	6,159,971	—	242	6,159,729
Delaware VIP Value Series Service Class	262,344,673	—	262,344,673	116,987	12,219	262,215,467
Deutsche Alternative Asset Allocation VIP Portfolio A	920,569	—	920,569	—	26	920,543
Deutsche Alternative Asset Allocation VIP Portfolio B	53,941,144	20,318	53,961,462	—	2,455	53,959,007
Deutsche Equity 500 Index VIP Portfolio A	6,242,369	—	6,242,369	—	282	6,242,087
Deutsche Small Cap Index VIP Portfolio A	3,513,073	10	3,513,083	—	152	3,512,931
Eaton Vance VT Floating-Rate Income Fund Initial Class	6,747,682	7,126	6,754,808	—	224	6,754,584
Eaton Vance VT Floating-Rate Income Fund Advisor Class	2,053,905	—	2,053,905	—	23	2,053,882
Fidelity VIP Contrafund Portfolio Initial Class	285,826	3,151	288,977	—	3	288,974
Fidelity VIP Contrafund Portfolio Service Class 2	1,042,522,033	—	1,042,522,033	102,136	47,004	1,042,372,893
Fidelity VIP Growth Portfolio Initial Class	5,178,631	—	5,178,631	5,988	201	5,172,442
Fidelity VIP Growth Portfolio Service Class 2	165,699,752	13,424	165,713,176	—	7,695	165,705,481
Fidelity VIP Mid Cap Portfolio Initial Class	627,600	1,969	629,569	—	8	629,561
Fidelity VIP Mid Cap Portfolio Service Class 2	502,080,325	6,369	502,086,694	—	22,258	502,064,436
Fidelity VIP Strategic Income Portfolio Initial Class	169,678	—	169,678	—	2	169,676
Fidelity VIP Strategic Income Portfolio Service Class 2	1,884,164	21,215	1,905,379	—	62	1,905,317
First Trust Multi Income Allocation Portfolio Class I	2,903,936	—	2,903,936	—	106	2,903,830
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	8,839,983	8,845	8,848,828	—	334	8,848,494
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	5,917	—	5,917	—	—	5,917
Franklin Founding Funds Allocation VIP Fund Class 4	3,901,906	—	3,901,906	—	133	3,901,773
Franklin Income VIP Fund Class 1	56,788	—	56,788	—	1	56,787
Franklin Income VIP Fund Class 2	546,715,515	—	546,715,515	115,362	23,479	546,576,674
Franklin Income VIP Fund Class 4	16,813,069	—	16,813,069	88,159	553	16,724,357
Franklin Mutual Shares VIP Fund Class 1	42,697	—	42,697	—	1	42,696
Franklin Mutual Shares VIP Fund Class 2	722,400,943	—	722,400,943	167,467	24,249	722,209,227
Franklin Mutual Shares VIP Fund Class 4	3,440,109	—	3,440,109	—	113	3,439,996
Franklin Rising Dividends VIP Fund Class 1	403,474	—	403,474	—	4	403,470
Franklin Rising Dividends VIP Fund Class 4	8,143,920	—	8,143,920	—	279	8,143,641
Franklin Small Cap Value VIP Fund Class 1	273,523	—	273,523	—	3	273,520
Franklin Small Cap Value VIP Fund Class 4	2,302,744	—	2,302,744	—	79	2,302,665
Franklin Small-Mid Cap Growth VIP Fund Class 1	5,227	—	5,227	—	—	5,227
Franklin Small-Mid Cap Growth VIP Fund Class 2	9,121	—	9,121	9,121	—	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	2,101,254	—	2,101,254	—	66	2,101,188

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Goldman Sachs VIT Large Cap Value Fund Service Class	$152,806,375	$—	$152,806,375	$56,478	$4,073	$152,745,824
Goldman Sachs VIT Money Market Fund Institutional Class	829,049	—	829,049	—	9	829,040
Goldman Sachs VIT Money Market Fund Service Class	35,933,221	11,929	35,945,150	—	1,209	35,943,941
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	2,503,958	—	2,503,958	—	82	2,503,876
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	28,443	—	28,443	—	—	28,443
Goldman Sachs VIT Strategic Income Fund Advisor Class	3,727,255	—	3,727,255	—	128	3,727,127
Guggenheim Long Short Equity Fund	3,484,584	—	3,484,584	—	111	3,484,473
Guggenheim Multi-Hedge Strategies Fund	3,494,436	9,870	3,504,306	—	112	3,504,194
Hartford Capital Appreciation HLS Fund Class IA	79,901	—	79,901	—	1	79,900
Hartford Capital Appreciation HLS Fund Class IC	6,097,509	10,689	6,108,198	—	212	6,107,986
Huntington VA Dividend Capture Fund	1,182,914	—	1,182,914	—	44	1,182,870
Invesco V.I. American Franchise Fund Series I	2,552,946	—	2,552,946	—	101	2,552,845
Invesco V.I. American Franchise Fund Series II	1,394,265	6	1,394,271	—	65	1,394,206
Invesco V.I. Balanced-Risk Allocation Fund Series I	181,223	—	181,223	—	2	181,221
Invesco V.I. Balanced-Risk Allocation Fund Series II	6,040,401	—	6,040,401	—	208	6,040,193
Invesco V.I. Comstock Fund Series I	70,545	5,514	76,059	—	1	76,058
Invesco V.I. Comstock Fund Series II	2,236,390	14,252	2,250,642	—	66	2,250,576
Invesco V.I. Core Equity Fund Series I	6,827,733	—	6,827,733	190	276	6,827,267
Invesco V.I. Core Equity Fund Series II	1,779,915	—	1,779,915	24	78	1,779,813
Invesco V.I. Diversified Dividend Fund Series I	28,870	—	28,870	—	—	28,870
Invesco V.I. Diversified Dividend Fund Series II	5,303,781	20,486	5,324,267	—	171	5,324,096
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	9,448	—	9,448	—	—	9,448
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	8,844,379	—	8,844,379	—	306	8,844,073
Invesco V.I. Equity and Income Fund Series II	4,478,014	—	4,478,014	—	154	4,477,860
Invesco V.I. International Growth Fund Series I	2,279,728	—	2,279,728	—	84	2,279,644
Invesco V.I. International Growth Fund Series II	24,497,641	7,029	24,504,670	—	1,035	24,503,635
Ivy Funds VIP Asset Strategy Portfolio Class A	9,675,581	5,287	9,680,868	—	322	9,680,546
Ivy Funds VIP Energy Portfolio Class A	3,976,011	2,500	3,978,511	—	131	3,978,380
Ivy Funds VIP High Income Portfolio Class A	7,556,867	—	7,556,867	—	250	7,556,617
Ivy Funds VIP Micro Cap Growth Portfolio Class A	1,517,863	—	1,517,863	—	50	1,517,813
Ivy Funds VIP Mid Cap Growth Portfolio Class A	2,967,708	—	2,967,708	4,600	97	2,963,011
Ivy Funds VIP Science and Technology Portfolio Class A	9,643,261	—	9,643,261	—	314	9,642,947
Janus Aspen Balanced Portfolio Service Shares	13,859,565	27	13,859,592	—	623	13,858,969
Janus Aspen Enterprise Portfolio Service Shares	5,622,210	—	5,622,210	13	256	5,621,941
Janus Aspen Global Research Portfolio Service Shares	768,450	—	768,450	—	34	768,416
JPMIT Global Allocation Portfolio Class 2	1,986,099	6,045	1,992,144	—	78	1,992,066
JPMIT Income Builder Portfolio Class 2	253,715	—	253,715	—	9	253,706

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
JPMIT Intrepid Mid Cap Portfolio Class 1	$67,094	$—	$67,094	$—	$1	$67,093
JPMIT Intrepid Mid Cap Portfolio Class 2	5,519,464	19,740	5,539,204	—	185	5,539,019
LVIP American Balanced Allocation Fund Standard Class	9,397,544	—	9,397,544	—	184	9,397,360
LVIP American Balanced Allocation Fund Service Class	12,337,530	41,897	12,379,427	—	431	12,378,996
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	148,188,871	399,922	148,588,793	—	6,811	148,581,982
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	559,814	—	559,814	—	13	559,801
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	14,213,417	411	14,213,828	—	618	14,213,210
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	909,839	—	909,839	—	17	909,822
LVIP American Global Growth Allocation Managed Risk Fund Service Class	53,743,120	14,784	53,757,904	—	2,204	53,755,700
LVIP American Global Growth Fund Service Class II	116,246,943	24,724	116,271,667	—	5,284	116,266,383
LVIP American Global Small Capitalization Fund Service Class II	68,587,248	8,886	68,596,134	—	3,107	68,593,027
LVIP American Growth Allocation Fund Standard Class	1,242,819	—	1,242,819	—	25	1,242,794
LVIP American Growth Allocation Fund Service Class	12,912,485	259,200	13,171,685	—	435	13,171,250
LVIP American Growth Fund Service Class II	322,137,478	—	322,137,478	152,325	14,853	321,970,300
LVIP American Growth-Income Fund Service Class II	273,067,696	—	273,067,696	40,743	12,434	273,014,519
LVIP American Income Allocation Fund Standard Class	6,182	—	6,182	—	—	6,182
LVIP American International Fund Service Class II	137,668,801	—	137,668,801	2,097	6,375	137,660,329
LVIP American Preservation Fund Standard Class	81,312	—	81,312	—	2	81,310
LVIP American Preservation Fund Service Class	3,307,648	—	3,307,648	—	98	3,307,550
LVIP AQR Enhanced Global Strategies Fund Standard Class	14,227	—	14,227	—	—	14,227
LVIP AQR Enhanced Global Strategies Fund Service Class	2,566,213	—	2,566,213	—	84	2,566,129
LVIP Baron Growth Opportunities Fund Standard Class	488,202	—	488,202	—	6	488,196
LVIP Baron Growth Opportunities Fund Service Class	165,608,655	53,298	165,661,953	—	7,640	165,654,313
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	139,429	—	139,429	—	5	139,424
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	212,587,271	340,574	212,927,845	—	9,731	212,918,114
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	110,480	—	110,480	—	2	110,478
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	547,055,871	854,664	547,910,535	—	25,500	547,885,035
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	255,292	—	255,292	—	7	255,285

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	$905,959,057	$—	$905,959,057	$616,075	$43,577	$905,299,405
LVIP BlackRock Inflation Protected Bond Fund Standard Class	653,824	—	653,824	—	15	653,809
LVIP BlackRock Inflation Protected Bond Fund Service Class	741,182,374	138,228	741,320,602	—	32,529	741,288,073
LVIP BlackRock Multi-Asset Income Fund Standard Class	220,489	—	220,489	—	2	220,487
LVIP BlackRock Multi-Asset Income Fund Service Class	3,504,498	19,740	3,524,238	—	121	3,524,117
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	304,565	—	304,565	—	5	304,560
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	26,559,955	88,982	26,648,937	—	1,223	26,647,714
LVIP Clarion Global Real Estate Fund Standard Class	306,768	—	306,768	—	3	306,765
LVIP Clarion Global Real Estate Fund Service Class	105,661,628	—	105,661,628	12,818	4,719	105,644,091
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	50,571,891	165,387	50,737,278	—	2,323	50,734,955
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	68,982	—	68,982	—	2	68,980
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	122,689,465	25,913	122,715,378	—	5,490	122,709,888
LVIP Delaware Bond Fund Standard Class	94,221,641	—	94,221,641	62,177	4,331	94,155,133
LVIP Delaware Bond Fund Service Class	2,822,742,394	991,392	2,823,733,786	—	107,912	2,823,625,874
LVIP Delaware Diversified Floating Rate Fund Standard Class	1,749,472	—	1,749,472	—	47	1,749,425
LVIP Delaware Diversified Floating Rate Fund Service Class	723,070,565	118,240	723,188,805	—	33,659	723,155,146
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,810,224	126	4,810,350	—	226	4,810,124
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	14,846,598	—	14,846,598	68,628	722	14,777,248
LVIP Delaware Social Awareness Fund Standard Class	8,194,549	—	8,194,549	12,665	373	8,181,511
LVIP Delaware Social Awareness Fund Service Class	60,641,525	—	60,641,525	62,989	2,680	60,575,856
LVIP Delaware Special Opportunities Fund Service Class	50,649,943	17,854	50,667,797	—	2,227	50,665,570
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	1,794,656	—	1,794,656	—	33	1,794,623
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	234,325,875	249,076	234,574,951	—	10,871	234,564,080
LVIP Dimensional International Core Equity Fund Standard Class	341,346	—	341,346	—	5	341,341
LVIP Dimensional International Core Equity Fund Service Class	5,291,285	75,538	5,366,823	—	232	5,366,591
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	942,348	—	942,348	—	16	942,332
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	39,666,417	—	39,666,417	25,377	1,813	39,639,227

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	$4,437,739	$—	$4,437,739	$—	$74	$4,437,665
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	378,728,122	—	378,728,122	49,411	17,514	378,661,197
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	516,881	—	516,881	—	8	516,873
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	3,483,437	2,500	3,485,937	—	161	3,485,776
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	3,514,239	—	3,514,239	—	72	3,514,167
LVIP Dimensional/Vanguard Total Bond Fund Service Class	408,771,710	46,681	408,818,391	—	18,554	408,799,837
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	9,674	—	9,674	—	—	9,674
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	166,403,323	247,474	166,650,797	—	7,779	166,643,018
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	2,083,785	—	2,083,785	—	73	2,083,712
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	113,700	—	113,700	—	2	113,698
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,243,741,288	602,773	1,244,344,061	—	58,262	1,244,285,799
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,002,387	—	4,002,387	—	75	4,002,312
LVIP Global Growth Allocation Managed Risk Fund Service Class	8,411,189,586	—	8,411,189,586	2,562,502	352,561	8,408,274,523
LVIP Global Income Fund Standard Class	47,127	5,907	53,034	—	1	53,033
LVIP Global Income Fund Service Class	598,881,328	288,541	599,169,869	—	26,832	599,143,037
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	767,196	—	767,196	—	26	767,170
LVIP Global Moderate Allocation Managed Risk Fund Service Class	6,625,330,720	—	6,625,330,720	980,494	280,037	6,624,070,189
LVIP Goldman Sachs Income Builder Fund Standard Class	19,182	—	19,182	—	—	19,182
LVIP Goldman Sachs Income Builder Fund Service Class	2,457,757	9,870	2,467,627	—	79	2,467,548
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	111,970,428	160,350	112,130,778	—	5,087	112,125,691
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	73,272	—	73,272	—	2	73,270
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	112,881,024	111,185	112,992,209	—	5,068	112,987,141
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	285,449,314	174,592	285,623,906	—	13,220	285,610,686
LVIP JPMorgan High Yield Fund Standard Class	34,516	—	34,516	—	—	34,516
LVIP JPMorgan High Yield Fund Service Class	144,689,506	—	144,689,506	39,155	5,700	144,644,651
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	202,683	—	202,683	—	4	202,679
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	386,523,782	397,906	386,921,688	—	17,892	386,903,796
LVIP Managed Risk Profile 2010 Fund Service Class	4,820,127	—	4,820,127	—	217	4,819,910

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Managed Risk Profile 2020 Fund Service Class	$10,787,602	$—	$10,787,602	$—	$486	$10,787,116
LVIP Managed Risk Profile 2030 Fund Service Class	6,240,667	—	6,240,667	—	293	6,240,374
LVIP Managed Risk Profile 2040 Fund Service Class	5,466,209	—	5,466,209	—	254	5,465,955
LVIP MFS International Growth Fund Standard Class	21,813	—	21,813	—	—	21,813
LVIP MFS International Growth Fund Service Class	151,437,485	36,389	151,473,874	—	5,487	151,468,387
LVIP MFS International Growth Managed Volatility Fund Service Class	169,081,066	92,202	169,173,268	—	7,971	169,165,297
LVIP MFS Value Fund Standard Class	8,726	—	8,726	—	—	8,726
LVIP MFS Value Fund Service Class	824,046,088	—	824,046,088	114,028	26,948	823,905,112
LVIP Mondrian International Value Fund Standard Class	12,635,049	—	12,635,049	420	599	12,634,030
LVIP Mondrian International Value Fund Service Class	278,707,407	2,495	278,709,902	—	10,615	278,699,287
LVIP Money Market Fund Standard Class	28,819,348	5,086	28,824,434	—	1,292	28,823,142
LVIP Money Market Fund Service Class	243,610,692	117,734	243,728,426	—	10,925	243,717,501
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	19,007,080	18,881	19,025,961	—	857	19,025,104
LVIP PIMCO Low Duration Bond Fund Standard Class	1,511,078	1,181	1,512,259	—	23	1,512,236
LVIP PIMCO Low Duration Bond Fund Service Class	218,874,612	1,201,057	220,075,669	—	9,989	220,065,680
LVIP SSgA Bond Index Fund Standard Class	741,810	—	741,810	—	14	741,796
LVIP SSgA Bond Index Fund Service Class	934,312,631	111,267	934,423,898	—	43,069	934,380,829
LVIP SSgA Conservative Index Allocation Fund Service Class	64,258,706	24,547	64,283,253	—	2,892	64,280,361
LVIP SSgA Conservative Structured Allocation Fund Standard Class	561,465	—	561,465	—	6	561,459
LVIP SSgA Conservative Structured Allocation Fund Service Class	177,005,727	204,474	177,210,201	—	7,882	177,202,319
LVIP SSgA Developed International 150 Fund Standard Class	284,999	—	284,999	—	7	284,992
LVIP SSgA Developed International 150 Fund Service Class	136,727,084	—	136,727,084	8,075	6,316	136,712,693
LVIP SSgA Emerging Markets 100 Fund Standard Class	514,820	—	514,820	—	11	514,809
LVIP SSgA Emerging Markets 100 Fund Service Class	153,164,499	44,009	153,208,508	—	7,039	153,201,469
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	497,016	—	497,016	—	9	497,007
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	867,095,859	—	867,095,859	879,607	40,792	866,175,460
LVIP SSgA International Index Fund Standard Class	794,451	—	794,451	—	15	794,436
LVIP SSgA International Index Fund Service Class	257,375,999	7,929	257,383,928	—	11,894	257,372,034
LVIP SSgA International Managed Volatility Fund Service Class	79,514,422	103,909	79,618,331	—	3,809	79,614,522
LVIP SSgA Large Cap 100 Fund Standard Class	1,674,515	—	1,674,515	—	51	1,674,464

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSgA Large Cap 100 Fund Service Class	$286,669,679	$—	$286,669,679	$61,997	$13,433	$286,594,249
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	31,052	—	31,052	—	1	31,051
LVIP SSgA Large Cap Managed Volatility Fund Service Class	172,337,868	303,586	172,641,454	—	8,012	172,633,442
LVIP SSgA Moderate Index Allocation Fund Service Class	189,124,552	—	189,124,552	104,918	8,638	189,010,996
LVIP SSgA Moderate Structured Allocation Fund Standard Class	169,230	—	169,230	—	2	169,228
LVIP SSgA Moderate Structured Allocation Fund Service Class	752,694,561	—	752,694,561	30,064	34,271	752,630,226
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	158,045,699	—	158,045,699	18,381	7,175	158,020,143
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	404,291,799	—	404,291,799	475,400	18,710	403,797,689
LVIP SSgA S&P 500 Index Fund Standard Class	32,697,971	499	32,698,470	—	1,303	32,697,167
LVIP SSgA S&P 500 Index Fund Service Class	856,146,676	—	856,146,676	296,606	39,605	855,810,465
LVIP SSgA Small-Cap Index Fund Standard Class	2,000,632	—	2,000,632	42	37	2,000,553
LVIP SSgA Small-Cap Index Fund Service Class	251,944,524	—	251,944,524	173,649	11,510	251,759,365
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	155,925	—	155,925	—	3	155,922
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	173,215,537	606,877	173,822,414	—	8,093	173,814,321
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	1,642,961	—	1,642,961	—	47	1,642,914
LVIP SSgA Small-Mid Cap 200 Fund Service Class	108,190,371	5,920	108,196,291	—	5,017	108,191,274
LVIP T. Rowe Price Growth Stock Fund Standard Class	109,467	5,514	114,981	—	1	114,980
LVIP T. Rowe Price Growth Stock Fund Service Class	258,928,321	59,514	258,987,835	—	11,657	258,976,178
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,836,415	—	2,836,415	12	139	2,836,264
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	115,084,402	167,240	115,251,642	—	5,196	115,246,446
LVIP Templeton Growth Managed Volatility Fund Service Class	683,652,815	347,711	684,000,526	—	31,511	683,969,015
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	33,059	—	33,059	—	1	33,058
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	233,622,149	1,546,948	235,169,097	—	9,658	235,159,439
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	2,331,664	14	2,331,678	—	122	2,331,556
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	357,084,551	1,154,170	358,238,721	—	16,588	358,222,133
LVIP Vanguard Domestic Equity ETF Fund Standard Class	530,634	—	530,634	—	15	530,619
LVIP Vanguard Domestic Equity ETF Fund Service Class	108,003,998	—	108,003,998	24,376	4,669	107,974,953
LVIP Vanguard International Equity ETF Fund Standard Class	685,565	—	685,565	—	16	685,549
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Vanguard International Equity ETF Fund Service Class	$67,206,656	$—	$67,206,656	$18,974	$2,932	$67,184,750
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	621,404	—	621,404	—	12	621,392
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	411,464,172	795,187	412,259,359	—	19,233	412,240,126
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	87,499	—	87,499	—	2	87,497
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	66,788,469	113,249	66,901,718	—	3,099	66,898,619
LVIP Wellington Capital Growth Fund Service Class	313,571,410	—	313,571,410	82,785	9,198	313,479,427
LVIP Wellington Mid-Cap Value Fund Service Class	74,359,374	40,959	74,400,333	—	3,305	74,397,028
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	7,167,994	4,422	7,172,416	—	213	7,172,203
Lord Abbett Series Fund Developing Growth Portfolio Class VC	3,562,847	1,575	3,564,422	—	117	3,564,305
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	14,588,246	—	14,588,246	2,308	386	14,585,552
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	13,174,429	11,464	13,185,893	—	425	13,185,468
MFS VIT Growth Series Initial Class	3,321,389	—	3,321,389	121	129	3,321,139
MFS VIT Growth Series Service Class	64,052,449	38,408	64,090,857	—	2,444	64,088,413
MFS VIT Total Return Series Initial Class	7,565,827	—	7,565,827	83	299	7,565,445
MFS VIT Total Return Series Service Class	4,724	—	4,724	—	—	4,724
MFS VIT Utilities Series Initial Class	7,611,627	—	7,611,627	175	291	7,611,161
MFS VIT Utilities Series Service Class	187,672,737	—	187,672,737	188,931	8,127	187,475,679
MFS VIT II Core Equity Portfolio Service Class	2,351,113	—	2,351,113	906	106	2,350,101
MFS VIT II International Value Series Initial Class	156,902	—	156,902	—	2	156,900
MFS VIT II International Value Series Service Class	10,554,542	33,931	10,588,473	—	344	10,588,129
Morgan Stanley UIF Capital Growth Portfolio Class II	1,801,372	—	1,801,372	—	49	1,801,323
NB AMT Mid Cap Intrinsic Value Portfolio I Class	29,226,178	—	29,226,178	84,886	1,354	29,139,938
Oppenheimer Global Fund/VA Service Shares	7,987,112	—	7,987,112	1,073	217	7,985,822
Oppenheimer International Growth Fund/VA Non-Service Shares	554,995	—	554,995	—	7	554,988
Oppenheimer International Growth Fund/VA Service Shares	5,917,093	11,844	5,928,937	—	193	5,928,744
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	36,248	—	36,248	—	—	36,248
Oppenheimer Main Street Small Cap Fund/VA Service Shares	4,482,599	13,483	4,496,082	—	153	4,495,929
PIMCO VIT All Asset All Authority Portfolio Advisor Class	891,091	—	891,091	—	33	891,058
PIMCO VIT All Asset All Authority Portfolio Institutional Class	195,481	—	195,481	—	2	195,479
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	9,722,159	7,352	9,729,511	—	386	9,729,125

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	$28,443	$—	$28,443	$—	$—	$28,443
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1,430,295	2,500	1,432,795	—	46	1,432,749
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	6,547	—	6,547	—	—	6,547
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	2,654,528	2,500	2,657,028	—	91	2,656,937
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	22,095	—	22,095	—	—	22,095
Putnam VT Absolute Return 500 Fund Class IA	9,644	—	9,644	—	—	9,644
Putnam VT Absolute Return 500 Fund Class IB	2,402,903	—	2,402,903	259	79	2,402,565
Putnam VT Global Health Care Fund Class IA	19,563	—	19,563	—	—	19,563
Putnam VT Global Health Care Fund Class IB	9,746,644	14,872	9,761,516	—	374	9,761,142
Putnam VT Growth & Income Fund Class IB	1,229,206	—	1,229,206	4	56	1,229,146
Putnam VT Income Fund Class IB	2,051,729	—	2,051,729	—	68	2,051,661
SIPT VP Market Growth Strategy Fund Class III	797,946	—	797,946	—	28	797,918
SIPT VP Market Plus Strategy Fund Class III	1,444,055	—	1,444,055	—	48	1,444,007
Templeton Foreign VIP Fund Class 1	19,246	—	19,246	—	—	19,246
Templeton Foreign VIP Fund Class 4	1,582,465	—	1,582,465	—	52	1,582,413
Templeton Global Bond VIP Fund Class 1	1,555,058	—	1,555,058	—	18	1,555,040
Templeton Global Bond VIP Fund Class 2	396,275,121	—	396,275,121	87,140	17,309	396,170,672
Templeton Global Bond VIP Fund Class 4	12,861,251	13,781	12,875,032	—	430	12,874,602
Templeton Growth VIP Fund Class 2	30,948,959	—	30,948,959	32,957	1,443	30,914,559
Transparent Value Directional Allocation VI Portfolio Class I	33,213	—	33,213	—	—	33,213
Transparent Value Directional Allocation VI Portfolio Class II	7,738,991	—	7,738,991	—	268	7,738,723
UIF Global Infrastructure Portfolio Class I	44,586	—	44,586	—	—	44,586
UIF Global Infrastructure Portfolio Class II	3,186,160	25,853	3,212,013	—	104	3,211,909
Van Eck VIP Global Hard Assets Fund Class S	1,241,268	—	1,241,268	—	37	1,241,231
Van Eck VIP Global Hard Assets Fund Initial Class	226,311	—	226,311	—	2	226,309
Virtus VIT Multi-Sector Fixed Income Series Class A	6,280,085	30,729	6,310,814	—	222	6,310,592
Virtus VIT Multi-Sector Fixed Income Series Class I	12,189	—	12,189	—	—	12,189
Virtus VIT Equity Trends Series Class A	3,361,299	—	3,361,299	—	109	3,361,190

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(496,178)	$(496,178)	$1,829,426
AB VPS Growth and Income Portfolio Class B	—	(21)	(21)	2,912
AB VPS International Value Portfolio Class B	118	(112)	6	1,703
AB VPS Large Cap Growth Portfolio Class B	—	(176,342)	(176,342)	870,532
AB VPS Small/Mid Cap Value Portfolio Class A	548	(275)	273	135
AB VPS Small/Mid Cap Value Portfolio Class B	953,764	(2,992,588)	(2,038,824)	3,891,034
Alps|Alerian Energy Infrastructure Portfolio Class I	2,478	(1,216)	1,262	(49,040)
Alps|Alerian Energy Infrastructure Portfolio Class III	22,376	(29,288)	(6,912)	(209,405)
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	2,166	(10,768)	(8,602)	(8,115)
Alps|Stadion Tactical Defensive Portfolio Class I	262	(524)	(262)	(10,092)
Alps|Stadion Tactical Defensive Portfolio Class III	4,219	(42,149)	(37,930)	(27,193)
Alps|Stadion Tactical Growth Portfolio Class III	—	(4,680)	(4,680)	(314)
American Century VP Inflation Protection Fund Class II	—	(7)	(7)	14
American Funds Asset Allocation Fund Class 1	49,990	(12,891)	37,099	5
American Funds Asset Allocation Fund Class 4	730,779	(297,101)	433,678	(63,960)
American Funds Blue Chip Income and Growth Fund Class 1	55,185	(20,932)	34,253	12,227
American Funds Blue Chip Income and Growth Fund Class 4	168,260	(81,111)	87,149	(136,157)
American Funds Bond Fund Class 1	45,928	(18,008)	27,920	(143)
American Funds Capital Income Builder Fund Class 1	9,859	(1,418)	8,441	(4,226)
American Funds Capital Income Builder Fund Class 4	218,723	(101,617)	117,106	(35,967)
American Funds Global Balanced Fund Class 1	4,147	(2,460)	1,687	211
American Funds Global Bond Fund Class 1	1,638	(16,119)	(14,481)	(8,809)
American Funds Global Growth Fund Class 1	24,377	(11,189)	13,188	2,091
American Funds Global Growth Fund Class 2	3,094,470	(4,734,861)	(1,640,391)	11,010,813
American Funds Global Growth Fund Class 4	122,992	(82,571)	40,421	(113,492)
American Funds Global Growth and Income Fund Class 1	18,032	(7,045)	10,987	767
American Funds Global Small Capitalization Fund Class 1	—	(5,612)	(5,612)	1,958
American Funds Global Small Capitalization Fund Class 2	—	(5,619,397)	(5,619,397)	20,717,298
American Funds Global Small Capitalization Fund Class 4	—	(36,603)	(36,603)	(47,080)
American Funds Growth Fund Class 1	49,323	(44,556)	4,767	(14,317)
American Funds Growth Fund Class 2	8,798,425	(24,891,681)	(16,093,256)	75,949,484
American Funds Growth Fund Class 4	203,371	(204,647)	(1,276)	(187,144)
American Funds Growth-Income Fund Class 1	47,211	(22,110)	25,101	(23,380)
American Funds Growth-Income Fund Class 2	25,307,322	(28,952,355)	(3,645,033)	79,731,463
American Funds Growth-Income Fund Class 4	274,261	(149,072)	125,189	(326,405)
American Funds High-Income Bond Fund Class 1	56,293	(7,781)	48,512	(4,285)
American Funds International Fund Class 1	53,823	(16,539)	37,284	(236)
American Funds International Fund Class 2	10,789,761	(10,442,709)	347,052	12,722,903
American Funds International Fund Class 4	149,797	(90,023)	59,774	(124,825)
American Funds International Growth and Income Fund Class 1	37,956	(13,673)	24,283	(11,085)
American Funds Managed Risk Asset Allocation Fund Class P1	14,448	(5,002)	9,446	340
American Funds Managed Risk Asset Allocation Fund Class P2	303,759	(263,409)	40,350	(34,584)
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	509	(1,066)	(557)	405
American Funds Managed Risk Growth Fund Class P1	—	(374)	(374)	2,734
American Funds Managed Risk Growth-Income Fund Class P1	82	(367)	(285)	(75)
American Funds Managed Risk International Fund Class P1	3	(139)	(136)	(4)
American Funds Mortgage Fund Class 1	4,114	(2,945)	1,169	1,420
American Funds Mortgage Fund Class 4	57,761	(18,717)	39,044	(6,557)
American Funds New World Fund Class 1	16,740	(15,296)	1,444	(22,306)
American Funds New World Fund Class 4	40,253	(72,847)	(32,594)	(139,724)
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	2,150	(1,644)	506	1,151
BlackRock Global Allocation V.I. Fund Class I	28,930	(13,782)	15,148	(6,190)
BlackRock Global Allocation V.I. Fund Class III	13,076,411	(21,998,446)	(8,922,035)	670,885
BlackRock iShares Alternative Strategies V.I. Fund Class III	15,112	(1,756)	13,356	(150)
ClearBridge Variable Aggressive Growth Portfolio Class I	708	(848)	(140)	(2,429)
ClearBridge Variable Aggressive Growth Portfolio Class II	13,672	(143,332)	(129,660)	(99,101)
ClearBridge Variable Mid Cap Core Portfolio Class I	92	(855)	(763)	428

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$1,829,426	$(1,086,461)	$246,787
AB VPS Growth and Income Portfolio Class B	—	2,912	—	2,891
AB VPS International Value Portfolio Class B	—	1,703	81	1,790
AB VPS Large Cap Growth Portfolio Class B	998,996	1,869,528	(792,491)	900,695
AB VPS Small/Mid Cap Value Portfolio Class A	11,129	11,264	(15,681)	(4,144)
AB VPS Small/Mid Cap Value Portfolio Class B	29,344,010	33,235,044	(44,316,783)	(13,120,563)
Alps|Alerian Energy Infrastructure Portfolio Class I	4,679	(44,361)	(90,918)	(134,017)
Alps|Alerian Energy Infrastructure Portfolio Class III	59,323	(150,082)	(1,068,847)	(1,225,841)
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	1,582	(6,533)	(127,576)	(142,711)
Alps|Stadion Tactical Defensive Portfolio Class I	—	(10,092)	(470)	(10,824)
Alps|Stadion Tactical Defensive Portfolio Class III	—	(27,193)	(330,756)	(395,879)
Alps|Stadion Tactical Growth Portfolio Class III	—	(314)	(28,814)	(33,808)
American Century VP Inflation Protection Fund Class II	—	14	(9)	(2)
American Funds Asset Allocation Fund Class 1	103,279	103,284	(140,852)	(469)
American Funds Asset Allocation Fund Class 4	1,280,524	1,216,564	(1,927,419)	(277,177)
American Funds Blue Chip Income and Growth Fund Class 1	238,659	250,886	(370,193)	(85,054)
American Funds Blue Chip Income and Growth Fund Class 4	653,089	516,932	(1,008,700)	(404,619)
American Funds Bond Fund Class 1	41,699	41,556	(77,071)	(7,595)
American Funds Capital Income Builder Fund Class 1	—	(4,226)	(15,881)	(11,666)
American Funds Capital Income Builder Fund Class 4	—	(35,967)	(492,865)	(411,726)
American Funds Global Balanced Fund Class 1	4,319	4,530	(10,243)	(4,026)
American Funds Global Bond Fund Class 1	46,607	37,798	(106,272)	(82,955)
American Funds Global Growth Fund Class 1	143,829	145,920	(94,433)	64,675
American Funds Global Growth Fund Class 2	29,236,541	40,247,354	(22,655,981)	15,950,982
American Funds Global Growth Fund Class 4	653,153	539,661	(658,001)	(77,919)
American Funds Global Growth and Income Fund Class 1	—	767	(38,135)	(26,381)
American Funds Global Small Capitalization Fund Class 1	52,947	54,905	(53,520)	(4,227)
American Funds Global Small Capitalization Fund Class 2	33,442,170	54,159,468	(48,944,448)	(404,377)
American Funds Global Small Capitalization Fund Class 4	230,871	183,791	(513,623)	(366,435)
American Funds Growth Fund Class 1	1,134,128	1,119,811	(784,874)	339,704
American Funds Growth Fund Class 2	313,826,010	389,775,494	(294,706,259)	78,975,979
American Funds Growth Fund Class 4	3,233,315	3,046,171	(2,523,588)	521,307
American Funds Growth-Income Fund Class 1	431,522	408,142	(406,044)	27,199
American Funds Growth-Income Fund Class 2	289,095,445	368,826,908	(361,724,365)	3,457,510
American Funds Growth-Income Fund Class 4	1,786,838	1,460,433	(1,873,975)	(288,353)
American Funds High-Income Bond Fund Class 1	—	(4,285)	(119,385)	(75,158)
American Funds International Fund Class 1	124,635	124,399	(300,189)	(138,506)
American Funds International Fund Class 2	40,713,899	53,436,802	(93,717,795)	(39,933,941)
American Funds International Fund Class 4	418,022	293,197	(1,310,123)	(957,152)
American Funds International Growth and Income Fund Class 1	33,506	22,421	(148,260)	(101,556)
American Funds Managed Risk Asset Allocation Fund Class P1	15,677	16,017	(38,232)	(12,769)
American Funds Managed Risk Asset Allocation Fund Class P2	341,423	306,839	(913,583)	(566,394)
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	—	405	(7,336)	(7,488)
American Funds Managed Risk Growth Fund Class P1	—	2,734	(899)	1,461
American Funds Managed Risk Growth-Income Fund Class P1	—	(75)	(805)	(1,165)
American Funds Managed Risk International Fund Class P1	—	(4)	(1,709)	(1,849)
American Funds Mortgage Fund Class 1	3,234	4,654	(3,325)	2,498
American Funds Mortgage Fund Class 4	16,816	10,259	(67,259)	(17,956)
American Funds New World Fund Class 1	104,164	81,858	(164,508)	(81,206)
American Funds New World Fund Class 4	348,626	208,902	(725,964)	(549,656)
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	1,538	2,689	(1,438)	1,757
BlackRock Global Allocation V.I. Fund Class I	141,375	135,185	(192,513)	(42,180)
BlackRock Global Allocation V.I. Fund Class III	74,126,033	74,796,918	(98,426,823)	(32,551,940)
BlackRock iShares Alternative Strategies V.I. Fund Class III	—	(150)	(20,025)	(6,819)
ClearBridge Variable Aggressive Growth Portfolio Class I	20,061	17,632	(25,028)	(7,536)
ClearBridge Variable Aggressive Growth Portfolio Class II	1,880,385	1,781,284	(2,686,880)	(1,035,256)
ClearBridge Variable Mid Cap Core Portfolio Class I	10,475	10,903	(12,870)	(2,730)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ClearBridge Variable Mid Cap Core Portfolio Class II	$7,549	$(210,979)	$(203,430)	$360,640
Delaware VIP Diversified Income Series Standard Class	78,442	(21,269)	57,173	(9,723)
Delaware VIP Diversified Income Series Service Class	48,406,370	(28,161,647)	20,244,723	(2,467,315)
Delaware VIP Emerging Markets Series Standard Class	—	(5)	(5)	(158)
Delaware VIP Emerging Markets Series Service Class	1,818,538	(5,105,655)	(3,287,117)	(3,262,888)
Delaware VIP High Yield Series Standard Class	272,905	(60,964)	211,941	(300,901)
Delaware VIP High Yield Series Service Class	11,292,783	(2,880,860)	8,411,923	(3,049,151)
Delaware VIP International Value Equity Series Standard Class	3,803	(2,854)	949	(14,429)
Delaware VIP Limited-Term Diversified Income Series Standard Class	19,604	(14,548)	5,056	(718)
Delaware VIP Limited-Term Diversified Income Series Service Class	19,589,649	(18,212,116)	1,377,533	(2,109,652)
Delaware VIP REIT Series Standard Class	57,400	(66,987)	(9,587)	419,033
Delaware VIP REIT Series Service Class	1,691,685	(2,811,825)	(1,120,140)	9,300,069
Delaware VIP Small Cap Value Series Standard Class	52,041	(100,684)	(48,643)	215,521
Delaware VIP Small Cap Value Series Service Class	1,576,350	(5,541,237)	(3,964,887)	9,019,532
Delaware VIP Smid Cap Growth Series Standard Class	32,395	(119,223)	(86,828)	326,981
Delaware VIP Smid Cap Growth Series Service Class	248,804	(2,589,207)	(2,340,403)	4,354,562
Delaware VIP U.S. Growth Series Service Class	1,245,945	(4,161,604)	(2,915,659)	16,000,248
Delaware VIP Value Series Standard Class	118,039	(96,127)	21,912	376,261
Delaware VIP Value Series Service Class	4,196,572	(4,727,060)	(530,488)	17,983,414
Deutsche Alternative Asset Allocation VIP Portfolio A	26,032	(9,735)	16,297	(2,810)
Deutsche Alternative Asset Allocation VIP Portfolio B	1,507,497	(929,873)	577,624	(164,123)
Deutsche Equity 500 Index VIP Portfolio A	111,737	(110,103)	1,634	418,084
Deutsche Small Cap Index VIP Portfolio A	41,981	(62,281)	(20,300)	148,995
Eaton Vance VT Floating-Rate Income Fund Initial Class	118,683	(43,474)	75,209	(16,515)
Eaton Vance VT Floating-Rate Income Fund Advisor Class	32,172	(3,821)	28,351	(1,341)
Fidelity VIP Contrafund Portfolio Initial Class	2,866	(1,046)	1,820	(125)
Fidelity VIP Contrafund Portfolio Service Class 2	8,655,204	(17,999,822)	(9,344,618)	41,609,128
Fidelity VIP Growth Portfolio Initial Class	13,531	(75,122)	(61,591)	223,897
Fidelity VIP Growth Portfolio Service Class 2	53,352	(2,823,185)	(2,769,833)	8,910,698
Fidelity VIP Mid Cap Portfolio Initial Class	2,987	(2,693)	294	(615)
Fidelity VIP Mid Cap Portfolio Service Class 2	1,338,214	(8,678,894)	(7,340,680)	7,289,827
Fidelity VIP Overseas Portfolio Service Class 2	—	(15)	(15)	2,243
Fidelity VIP Strategic Income Portfolio Initial Class	4,886	(201)	4,685	(2)
Fidelity VIP Strategic Income Portfolio Service Class 2	36,963	(5,676)	31,287	(1,836)
First Trust Multi Income Allocation Portfolio Class I	54,779	(23,883)	30,896	(25,739)
First Trust Multi Income Allocation Portfolio Class II	5	(4)	1	(44)
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	182,452	(64,453)	117,999	(1,881)
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	121	(10)	111	—
Franklin Founding Funds Allocation VIP Fund Class 4	218,245	(82,122)	136,123	(551,173)
Franklin Income VIP Fund Class 1	—	(68)	(68)	—
Franklin Income VIP Fund Class 2	28,332,211	(9,587,742)	18,744,469	772,492
Franklin Income VIP Fund Class 4	551,717	(155,790)	395,927	(216,991)
Franklin Mutual Shares VIP Fund Class 1	1,499	(175)	1,324	(64)
Franklin Mutual Shares VIP Fund Class 2	23,890,017	(9,579,978)	14,310,039	24,451,546
Franklin Mutual Shares VIP Fund Class 4	84,700	(27,944)	56,756	(37,806)
Franklin Rising Dividends VIP Fund Class 1	4,963	(1,114)	3,849	(5,042)
Franklin Rising Dividends VIP Fund Class 4	82,987	(72,059)	10,928	(77,091)
Franklin Small Cap Value VIP Fund Class 1	2,582	(1,136)	1,446	34
Franklin Small Cap Value VIP Fund Class 4	9,382	(20,347)	(10,965)	(49,934)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(19)	(19)	(18)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	(4)	(4)	29
Franklin Small-Mid Cap Growth VIP Fund Class 4	—	(19,521)	(19,521)	(175,782)
Goldman Sachs VIT Large Cap Value Fund Service Class	1,907,270	(1,567,594)	339,676	1,544,176
Goldman Sachs VIT Money Market Fund Institutional Class	84	(1,385)	(1,301)	—
Goldman Sachs VIT Money Market Fund Service Class	1,578	(318,214)	(316,636)	—
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	47,776	(24,384)	23,392	(44,358)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	619	(118)	501	(43)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ClearBridge Variable Mid Cap Core Portfolio Class II	$990,089	$1,350,729	$(787,774)	$359,525
Delaware VIP Diversified Income Series Standard Class	28,786	19,063	(152,088)	(75,852)
Delaware VIP Diversified Income Series Service Class	19,362,548	16,895,233	(89,389,016)	(52,249,060)
Delaware VIP Emerging Markets Series Standard Class	—	(158)	188	25
Delaware VIP Emerging Markets Series Service Class	6,364,884	3,101,996	(51,023,845)	(51,208,966)
Delaware VIP High Yield Series Standard Class	57,222	(243,679)	(298,935)	(330,673)
Delaware VIP High Yield Series Service Class	2,467,331	(581,820)	(21,148,178)	(13,318,075)
Delaware VIP International Value Equity Series Standard Class	—	(14,429)	3,595	(9,885)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(718)	(9,555)	(5,217)
Delaware VIP Limited-Term Diversified Income Series Service Class	—	(2,109,652)	(8,867,490)	(9,599,609)
Delaware VIP REIT Series Standard Class	—	419,033	(327,357)	82,089
Delaware VIP REIT Series Service Class	—	9,300,069	(5,684,534)	2,495,395
Delaware VIP Small Cap Value Series Standard Class	756,611	972,132	(1,454,056)	(530,567)
Delaware VIP Small Cap Value Series Service Class	35,373,645	44,393,177	(66,744,536)	(26,316,246)
Delaware VIP Smid Cap Growth Series Standard Class	694,874	1,021,855	(443,012)	492,015
Delaware VIP Smid Cap Growth Series Service Class	12,808,442	17,163,004	(6,605,814)	8,216,787
Delaware VIP U.S. Growth Series Service Class	28,552,907	44,553,155	(27,691,711)	13,945,785
Delaware VIP Value Series Standard Class	—	376,261	(520,632)	(122,459)
Delaware VIP Value Series Service Class	—	17,983,414	(23,858,486)	(6,405,560)
Deutsche Alternative Asset Allocation VIP Portfolio A	1,913	(897)	(85,768)	(70,368)
Deutsche Alternative Asset Allocation VIP Portfolio B	121,339	(42,784)	(5,224,558)	(4,689,718)
Deutsche Equity 500 Index VIP Portfolio A	311,236	729,320	(767,435)	(36,481)
Deutsche Small Cap Index VIP Portfolio A	302,344	451,339	(651,828)	(220,789)
Eaton Vance VT Floating-Rate Income Fund Initial Class	—	(16,515)	(233,270)	(174,576)
Eaton Vance VT Floating-Rate Income Fund Advisor Class	—	(1,341)	(68,550)	(41,540)
Fidelity VIP Contrafund Portfolio Initial Class	16,429	16,304	(19,907)	(1,783)
Fidelity VIP Contrafund Portfolio Service Class 2	100,440,214	142,049,342	(144,484,225)	(11,779,501)
Fidelity VIP Growth Portfolio Initial Class	166,974	390,871	(32,209)	297,071
Fidelity VIP Growth Portfolio Service Class 2	5,036,626	13,947,324	(3,139,534)	8,037,957
Fidelity VIP Mid Cap Portfolio Initial Class	69,340	68,725	(78,181)	(9,162)
Fidelity VIP Mid Cap Portfolio Service Class 2	65,589,530	72,879,357	(81,540,433)	(16,001,756)
Fidelity VIP Overseas Portfolio Service Class 2	—	2,243	—	2,228
Fidelity VIP Strategic Income Portfolio Initial Class	388	386	(8,836)	(3,765)
Fidelity VIP Strategic Income Portfolio Service Class 2	3,165	1,329	(69,291)	(36,675)
First Trust Multi Income Allocation Portfolio Class I	—	(25,739)	(154,517)	(149,360)
First Trust Multi Income Allocation Portfolio Class II	—	(44)	—	(43)
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	68,375	66,494	(297,415)	(112,922)
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	—	—	(209)	(98)
Franklin Founding Funds Allocation VIP Fund Class 4	12,532	(538,641)	(251,816)	(654,334)
Franklin Income VIP Fund Class 1	—	—	(1,111)	(1,179)
Franklin Income VIP Fund Class 2	—	772,492	(72,130,896)	(52,613,935)
Franklin Income VIP Fund Class 4	—	(216,991)	(1,464,682)	(1,285,746)
Franklin Mutual Shares VIP Fund Class 1	3,019	2,955	(8,166)	(3,887)
Franklin Mutual Shares VIP Fund Class 2	52,711,117	77,162,663	(137,178,444)	(45,705,742)
Franklin Mutual Shares VIP Fund Class 4	195,213	157,407	(451,035)	(236,872)
Franklin Rising Dividends VIP Fund Class 1	30,891	25,849	(42,741)	(13,043)
Franklin Rising Dividends VIP Fund Class 4	603,048	525,957	(882,431)	(345,546)
Franklin Small Cap Value VIP Fund Class 1	40,958	40,992	(64,809)	(22,371)
Franklin Small Cap Value VIP Fund Class 4	256,718	206,784	(403,919)	(208,100)
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,124	1,106	(1,421)	(334)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	29	(62)	(37)
Franklin Small-Mid Cap Growth VIP Fund Class 4	414,701	238,919	(374,982)	(155,584)
Goldman Sachs VIT Large Cap Value Fund Service Class	18,692,660	20,236,836	(29,137,971)	(8,561,459)
Goldman Sachs VIT Money Market Fund Institutional Class	—	—	—	(1,301)
Goldman Sachs VIT Money Market Fund Service Class	—	—	—	(316,636)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	3,882	(40,476)	(176,506)	(193,590)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	43	—	(1,966)	(1,465)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Goldman Sachs VIT Strategic Income Fund Advisor Class	$68,224	$(30,381)	$37,843	$(13,166)
Guggenheim Long Short Equity Fund	—	(17,383)	(17,383)	(704)
Guggenheim Multi-Hedge Strategies Fund	11,146	(20,101)	(8,955)	7,400
Hartford Capital Appreciation HLS Fund Class IA	736	(273)	463	(30)
Hartford Capital Appreciation HLS Fund Class IC	35,427	(53,951)	(18,524)	(136,654)
Huntington VA Dividend Capture Fund	53,396	(17,496)	35,900	31,508
Invesco V.I. American Franchise Fund Series I	—	(37,386)	(37,386)	71,750
Invesco V.I. American Franchise Fund Series II	—	(19,310)	(19,310)	80,582
Invesco V.I. Balanced-Risk Allocation Fund Series I	7,974	(816)	7,158	(61)
Invesco V.I. Balanced-Risk Allocation Fund Series II	202,887	(49,452)	153,435	(50,770)
Invesco V.I. Comstock Fund Series I	884	(129)	755	(12)
Invesco V.I. Comstock Fund Series II	34,743	(17,078)	17,665	7,862
Invesco V.I. Core Equity Fund Series I	86,073	(115,151)	(29,078)	404,923
Invesco V.I. Core Equity Fund Series II	17,778	(33,337)	(15,559)	146,943
Invesco V.I. Diversified Dividend Fund Series I	505	(116)	389	194
Invesco V.I. Diversified Dividend Fund Series II	45,231	(27,512)	17,719	8,609
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	124	(25)	99	—
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	99,586	(76,419)	23,167	(51,480)
Invesco V.I. Equity and Income Fund Series II	109,373	(40,684)	68,689	(111,962)
Invesco V.I. International Growth Fund Series I	35,891	(33,367)	2,524	144,685
Invesco V.I. International Growth Fund Series II	314,827	(313,000)	1,827	(13,524)
Ivy Funds VIP Asset Strategy Portfolio Class A	27,939	(93,384)	(65,445)	(276,025)
Ivy Funds VIP Energy Portfolio Class A	1,050	(29,239)	(28,189)	(129,886)
Ivy Funds VIP High Income Portfolio Class A	267,061	(62,601)	204,460	(73,467)
Ivy Funds VIP Micro Cap Growth Portfolio Class A	—	(12,510)	(12,510)	(29,877)
Ivy Funds VIP Mid Cap Growth Portfolio Class A	—	(20,336)	(20,336)	(23,124)
Ivy Funds VIP Science and Technology Portfolio Class A	—	(69,774)	(69,774)	(24,312)
Janus Aspen Balanced Portfolio Service Shares	213,102	(257,189)	(44,087)	604,872
Janus Aspen Enterprise Portfolio Service Shares	30,303	(93,683)	(63,380)	407,156
Janus Aspen Global Research Portfolio Service Shares	4,679	(14,292)	(9,613)	63,183
JPMIT Global Allocation Portfolio Class 2	26,520	(6,784)	19,736	(3,018)
JPMIT Income Builder Portfolio Class 2	4,512	(466)	4,046	(7)
JPMIT Intrepid Mid Cap Portfolio Class 1	362	(244)	118	(33)
JPMIT Intrepid Mid Cap Portfolio Class 2	21,578	(46,145)	(24,567)	(41,573)
LVIP American Balanced Allocation Fund Standard Class	278,619	(64,452)	214,167	1,323
LVIP American Balanced Allocation Fund Service Class	321,865	(88,980)	232,885	(33,383)
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	2,206,405	(2,014,055)	192,350	791,029
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	18,819	(4,870)	13,949	351
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	427,835	(167,941)	259,894	(12,923)
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	30,855	(5,936)	24,919	14,048
LVIP American Global Growth Allocation Managed Risk Fund Service Class	1,632,520	(607,642)	1,024,878	(64,304)
LVIP American Global Growth Fund Service Class II	1,705,755	(1,758,509)	(52,754)	3,158,055
LVIP American Global Small Capitalization Fund Service Class II	154,503	(1,151,239)	(996,736)	2,931,616
LVIP American Growth Allocation Fund Standard Class	36,410	(8,907)	27,503	1,612
LVIP American Growth Allocation Fund Service Class	323,463	(101,230)	222,233	(14,292)
LVIP American Growth Fund Service Class II	841,322	(5,336,501)	(4,495,179)	13,058,329
LVIP American Growth-Income Fund Service Class II	3,722,039	(4,407,777)	(685,738)	8,472,177
LVIP American Income Allocation Fund Standard Class	196	(41)	155	(14)
LVIP American International Fund Service Class II	1,985,209	(2,405,638)	(420,429)	2,190,950
LVIP American Preservation Fund Standard Class	1,343	(960)	383	60
LVIP American Preservation Fund Service Class	43,401	(24,537)	18,864	(12,009)
LVIP AQR Enhanced Global Strategies Fund Standard Class	223	(58)	165	57
LVIP AQR Enhanced Global Strategies Fund Service Class	33,862	(22,098)	11,764	(565)
LVIP Baron Growth Opportunities Fund Standard Class	—	(2,385)	(2,385)	175
LVIP Baron Growth Opportunities Fund Service Class	—	(2,889,968)	(2,889,968)	7,567,788
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,372	(2,040)	332	(4,315)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	3,197,247	(3,387,274)	(190,027)	(1,551,636)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Goldman Sachs VIT Strategic Income Fund Advisor Class	$—	$(13,166)	$(104,886)	$(80,209)
Guggenheim Long Short Equity Fund	—	(704)	(18,575)	(36,662)
Guggenheim Multi-Hedge Strategies Fund	—	7,400	3,572	2,017
Hartford Capital Appreciation HLS Fund Class IA	15,454	15,424	(17,194)	(1,307)
Hartford Capital Appreciation HLS Fund Class IC	1,026,180	889,526	(1,025,609)	(154,607)
Huntington VA Dividend Capture Fund	—	31,508	(120,689)	(53,281)
Invesco V.I. American Franchise Fund Series I	13,773	85,523	39,300	87,437
Invesco V.I. American Franchise Fund Series II	6,118	86,700	(40,761)	26,629
Invesco V.I. Balanced-Risk Allocation Fund Series I	16,599	16,538	(32,856)	(9,160)
Invesco V.I. Balanced-Risk Allocation Fund Series II	457,388	406,618	(900,601)	(340,548)
Invesco V.I. Comstock Fund Series I	125	113	(3,772)	(2,904)
Invesco V.I. Comstock Fund Series II	5,738	13,600	(182,894)	(151,629)
Invesco V.I. Core Equity Fund Series I	787,146	1,192,069	(1,712,342)	(549,351)
Invesco V.I. Core Equity Fund Series II	203,074	350,017	(492,754)	(158,296)
Invesco V.I. Diversified Dividend Fund Series I	—	194	(223)	360
Invesco V.I. Diversified Dividend Fund Series II	—	8,609	(64,541)	(38,213)
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	1,439	1,439	(1,853)	(315)
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	1,373,003	1,321,523	(1,752,132)	(407,442)
Invesco V.I. Equity and Income Fund Series II	422,574	310,612	(569,699)	(190,398)
Invesco V.I. International Growth Fund Series I	—	144,685	(241,842)	(94,633)
Invesco V.I. International Growth Fund Series II	—	(13,524)	(1,361,235)	(1,372,932)
Ivy Funds VIP Asset Strategy Portfolio Class A	1,341,571	1,065,546	(1,936,508)	(936,407)
Ivy Funds VIP Energy Portfolio Class A	9,513	(120,373)	(826,888)	(975,450)
Ivy Funds VIP High Income Portfolio Class A	45,344	(28,123)	(831,284)	(654,947)
Ivy Funds VIP Micro Cap Growth Portfolio Class A	169,375	139,498	(307,593)	(180,605)
Ivy Funds VIP Mid Cap Growth Portfolio Class A	102,522	79,398	(254,688)	(195,626)
Ivy Funds VIP Science and Technology Portfolio Class A	256,509	232,197	(802,902)	(640,479)
Janus Aspen Balanced Portfolio Service Shares	516,479	1,121,351	(1,312,275)	(235,011)
Janus Aspen Enterprise Portfolio Service Shares	636,589	1,043,745	(860,262)	120,103
Janus Aspen Global Research Portfolio Service Shares	—	63,183	(81,676)	(28,106)
JPMIT Global Allocation Portfolio Class 2	7,993	4,975	(74,258)	(49,547)
JPMIT Income Builder Portfolio Class 2	119	112	(4,310)	(152)
JPMIT Intrepid Mid Cap Portfolio Class 1	8,099	8,066	(12,620)	(4,436)
JPMIT Intrepid Mid Cap Portfolio Class 2	506,266	464,693	(856,139)	(416,013)
LVIP American Balanced Allocation Fund Standard Class	296,000	297,323	(652,200)	(140,710)
LVIP American Balanced Allocation Fund Service Class	306,007	272,624	(812,722)	(307,213)
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	—	791,029	(8,779,153)	(7,795,774)
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	5,823	6,174	(36,694)	(16,571)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	133,767	120,844	(1,013,926)	(633,188)
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	1,287	15,335	(54,402)	(14,148)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	115,262	50,958	(4,059,893)	(2,984,057)
LVIP American Global Growth Fund Service Class II	7,985,365	11,143,420	(7,120,930)	3,969,736
LVIP American Global Small Capitalization Fund Service Class II	288,308	3,219,924	(3,604,585)	(1,381,397)
LVIP American Growth Allocation Fund Standard Class	51,740	53,352	(129,011)	(48,156)
LVIP American Growth Allocation Fund Service Class	408,174	393,882	(948,962)	(332,847)
LVIP American Growth Fund Service Class II	13,711,462	26,769,791	(7,980,709)	14,293,903
LVIP American Growth-Income Fund Service Class II	10,873,197	19,345,374	(20,479,620)	(1,819,984)
LVIP American Income Allocation Fund Standard Class	179	165	(408)	(88)
LVIP American International Fund Service Class II	20,278	2,211,228	(11,031,928)	(9,241,129)
LVIP American Preservation Fund Standard Class	—	60	(890)	(447)
LVIP American Preservation Fund Service Class	—	(12,009)	(61,535)	(54,680)
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	57	—	222
LVIP AQR Enhanced Global Strategies Fund Service Class	—	(565)	(25,064)	(13,865)
LVIP Baron Growth Opportunities Fund Standard Class	40,804	40,979	(64,166)	(25,572)
LVIP Baron Growth Opportunities Fund Service Class	13,703,139	21,270,927	(29,511,051)	(11,130,092)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(4,315)	(22,694)	(26,677)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	—	(1,551,636)	(37,046,008)	(38,787,671)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	$2,184	$(1,670)	$514	$(15,638)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	8,486,124	(8,618,634)	(132,510)	1,458,132
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	2,845	(2,750)	95	(481)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	6,729,091	(15,234,720)	(8,505,629)	(2,490,034)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	6,244	(5,176)	1,068	(7,409)
LVIP BlackRock Inflation Protected Bond Fund Service Class	9,260,959	(12,566,195)	(3,305,236)	(7,093,806)
LVIP BlackRock Multi-Asset Income Fund Standard Class	7,422	(2,062)	5,360	(14,446)
LVIP BlackRock Multi-Asset Income Fund Service Class	109,173	(27,858)	81,315	(5,380)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	849	(531)	318	(1)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	26,752	(124,960)	(98,208)	(67,942)
LVIP Clarion Global Real Estate Fund Standard Class	9,009	(1,181)	7,828	(58)
LVIP Clarion Global Real Estate Fund Service Class	3,067,575	(1,774,648)	1,292,927	4,492,885
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	295,194	(240,824)	54,370	(52,002)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	828	(696)	132	(200)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	1,034,285	(1,639,928)	(605,643)	(76,879)
LVIP Delaware Bond Fund Standard Class	2,278,223	(1,701,427)	576,796	907,594
LVIP Delaware Bond Fund Service Class	57,690,997	(38,349,479)	19,341,518	4,389,840
LVIP Delaware Diversified Floating Rate Fund Standard Class	28,051	(15,199)	12,852	(2,462)
LVIP Delaware Diversified Floating Rate Fund Service Class	9,869,824	(12,697,276)	(2,827,452)	(1,373,779)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	86,680	(94,375)	(7,695)	257,913
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	229,174	(302,900)	(73,726)	859,947
LVIP Delaware Social Awareness Fund Standard Class	125,164	(148,522)	(23,358)	532,005
LVIP Delaware Social Awareness Fund Service Class	695,532	(1,031,658)	(336,126)	3,347,897
LVIP Delaware Special Opportunities Fund Service Class	460,685	(808,212)	(347,527)	1,192,232
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	17,923	(13,744)	4,179	(18,034)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	1,717,882	(3,522,999)	(1,805,117)	(770,103)
LVIP Dimensional International Core Equity Fund Standard Class	3,035	(464)	2,571	(1,066)
LVIP Dimensional International Core Equity Fund Service Class	41,521	(26,413)	15,108	(60,505)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	16,024	(1,489)	14,535	(356)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	522,901	(684,591)	(161,690)	2,216,101
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	54,710	(29,003)	25,707	65,308
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	3,674,457	(5,839,450)	(2,164,993)	2,814,611
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	4,809	(756)	4,053	28
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	23,711	(19,331)	4,380	(61,078)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	58,402	(28,951)	29,451	4,615
LVIP Dimensional/Vanguard Total Bond Fund Service Class	5,741,686	(6,415,755)	(674,069)	157,248
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	266	(105)	161	(399)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	3,968,693	(2,183,318)	1,785,375	(270,017)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	20,443	(13,400)	7,043	(1,040)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,482	(388)	2,094	(52)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	23,987,098	(21,718,680)	2,268,418	12,537,163
LVIP Global Growth Allocation Managed Risk Fund Standard Class	82,082	(28,798)	53,284	9,929
LVIP Global Growth Allocation Managed Risk Fund Service Class	151,080,493	(131,808,810)	19,271,683	33,370,299
LVIP Global Income Fund Standard Class	—	(8)	(8)	—
LVIP Global Income Fund Service Class	18,086,949	(9,987,553)	8,099,396	(2,242,711)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	15,950	(9,205)	6,745	(602)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	121,181,124	(104,832,294)	16,348,830	41,848,606
LVIP Goldman Sachs Income Builder Fund Standard Class	654	(80)	574	(25)
LVIP Goldman Sachs Income Builder Fund Service Class	77,573	(17,291)	60,282	(9,598)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	1,649,998	(1,176,242)	473,756	(88,085)
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	1,379	(893)	486	(160)
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	1,709,564	(1,589,668)	119,896	(348,950)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	—	(4,661,813)	(4,661,813)	1,068,172
LVIP JPMorgan High Yield Fund Standard Class	1,844	(94)	1,750	(10)
LVIP JPMorgan High Yield Fund Service Class	7,331,897	(2,254,623)	5,077,274	(824,997)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	1,614	(1,398)	216	(74)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	2,080,065	(6,059,310)	(3,979,245)	2,260,890

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	$—	$(15,638)	$(7,608)	$(22,732)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	—	1,458,132	(35,611,934)	(34,286,312)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	10,449	9,968	(22,996)	(12,933)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	39,489,530	36,999,496	(89,657,935)	(61,164,068)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(7,409)	(17,258)	(23,599)
LVIP BlackRock Inflation Protected Bond Fund Service Class	—	(7,093,806)	(26,020,230)	(36,419,272)
LVIP BlackRock Multi-Asset Income Fund Standard Class	—	(14,446)	(14,488)	(23,574)
LVIP BlackRock Multi-Asset Income Fund Service Class	—	(5,380)	(242,910)	(166,975)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	—	(1)	(7,285)	(6,968)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	—	(67,942)	(1,210,524)	(1,376,674)
LVIP Clarion Global Real Estate Fund Standard Class	—	(58)	(12,334)	(4,564)
LVIP Clarion Global Real Estate Fund Service Class	—	4,492,885	(9,214,021)	(3,428,209)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	—	(52,002)	(1,316,219)	(1,313,851)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	352	152	(3,138)	(2,854)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	644,380	567,501	(6,166,554)	(6,204,696)
LVIP Delaware Bond Fund Standard Class	221,696	1,129,290	(2,941,189)	(1,235,103)
LVIP Delaware Bond Fund Service Class	6,513,225	10,903,065	(68,948,713)	(38,704,130)
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(2,462)	(36,264)	(25,874)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(1,373,779)	(15,768,349)	(19,969,580)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	176,957	434,870	(557,060)	(129,885)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	564,979	1,424,926	(1,860,758)	(509,558)
LVIP Delaware Social Awareness Fund Standard Class	971,945	1,503,950	(1,679,596)	(199,004)
LVIP Delaware Social Awareness Fund Service Class	6,876,181	10,224,078	(11,484,361)	(1,596,409)
LVIP Delaware Special Opportunities Fund Service Class	3,460,906	4,653,138	(5,127,655)	(822,044)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	—	(18,034)	(39,910)	(53,765)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	—	(770,103)	(12,929,778)	(15,504,998)
LVIP Dimensional International Core Equity Fund Standard Class	—	(1,066)	(1,508)	(3)
LVIP Dimensional International Core Equity Fund Service Class	—	(60,505)	(192,093)	(237,490)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	42,562	42,206	(47,832)	8,909
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	4,715,229	6,931,330	(8,344,224)	(1,574,584)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	—	65,308	(496,515)	(405,500)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	—	2,814,611	(36,277,354)	(35,627,736)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	1,677	1,705	4,600	10,358
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	10,296	(50,782)	(152,281)	(198,683)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,241	5,856	(46,664)	(11,357)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	131,853	289,101	(6,230,312)	(6,615,280)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	—	(399)	(680)	(918)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	—	(270,017)	(16,422,731)	(14,907,373)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	11,196	10,156	(105,421)	(88,222)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	974	922	(6,185)	(3,169)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	16,847,416	29,384,579	(82,001,151)	(50,348,154)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	9,929	(261,489)	(198,276)
LVIP Global Growth Allocation Managed Risk Fund Service Class	—	33,370,299	(538,947,893)	(486,305,911)
LVIP Global Income Fund Standard Class	—	—	66	58
LVIP Global Income Fund Service Class	5,562,988	3,320,277	(35,721,281)	(24,301,608)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	452	(150)	(37,709)	(31,114)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	4,581,426	46,430,032	(423,345,524)	(360,566,662)
LVIP Goldman Sachs Income Builder Fund Standard Class	—	(25)	(1,401)	(852)
LVIP Goldman Sachs Income Builder Fund Service Class	—	(9,598)	(182,664)	(131,980)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	—	(88,085)	(6,523,110)	(6,137,439)
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	—	(160)	(7,724)	(7,398)
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	—	(348,950)	(11,040,758)	(11,269,812)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	3,400,397	4,468,569	(19,661,006)	(19,854,250)
LVIP JPMorgan High Yield Fund Standard Class	183	173	(4,312)	(2,389)
LVIP JPMorgan High Yield Fund Service Class	774,134	(50,863)	(13,819,698)	(8,793,287)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	(74)	(20,884)	(20,742)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	—	2,260,890	(35,987,526)	(37,705,881)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Managed Risk Profile 2010 Fund Service Class	$80,395	$(87,326)	$(6,931)	$219,852
LVIP Managed Risk Profile 2020 Fund Service Class	178,484	(210,722)	(32,238)	725,766
LVIP Managed Risk Profile 2030 Fund Service Class	98,496	(117,274)	(18,778)	261,316
LVIP Managed Risk Profile 2040 Fund Service Class	83,853	(98,264)	(14,411)	198,555
LVIP MFS International Growth Fund Standard Class	276	(105)	171	(295)
LVIP MFS International Growth Fund Service Class	1,467,487	(2,038,335)	(570,848)	3,202,275
LVIP MFS International Growth Managed Volatility Fund Service Class	1,181,453	(2,290,836)	(1,109,383)	(374,600)
LVIP MFS Value Fund Standard Class	184	(35)	149	—
LVIP MFS Value Fund Service Class	15,410,423	(10,169,032)	5,241,391	36,948,479
LVIP Mondrian International Value Fund Standard Class	405,564	(248,598)	156,966	183,214
LVIP Mondrian International Value Fund Service Class	8,130,686	(4,141,253)	3,989,433	2,233,478
LVIP Money Market Fund Standard Class	6,760	(486,707)	(479,947)	—
LVIP Money Market Fund Service Class	56,366	(4,091,065)	(4,034,699)	—
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	220,679	(225,458)	(4,779)	(90,130)
LVIP PIMCO Low Duration Bond Fund Standard Class	18,450	(3,154)	15,296	577
LVIP PIMCO Low Duration Bond Fund Service Class	2,099,721	(2,043,208)	56,513	35,582
LVIP SSgA Bond Index Fund Standard Class	18,370	(3,990)	14,380	—
LVIP SSgA Bond Index Fund Service Class	21,534,208	(16,486,898)	5,047,310	5,252,822
LVIP SSgA Conservative Index Allocation Fund Service Class	1,159,862	(1,024,230)	135,632	898,034
LVIP SSgA Conservative Structured Allocation Fund Standard Class	15,056	(2,024)	13,032	227
LVIP SSgA Conservative Structured Allocation Fund Service Class	4,305,408	(3,103,174)	1,202,234	2,535,404
LVIP SSgA Developed International 150 Fund Standard Class	9,200	(2,278)	6,922	(1,176)
LVIP SSgA Developed International 150 Fund Service Class	3,994,691	(2,501,497)	1,493,194	3,525,745
LVIP SSgA Emerging Markets 100 Fund Standard Class	23,045	(3,756)	19,289	(5,765)
LVIP SSgA Emerging Markets 100 Fund Service Class	7,110,786	(2,830,468)	4,280,318	(2,243,821)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	15,703	(1,972)	13,731	175
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	25,546,365	(15,506,185)	10,040,180	3,708,829
LVIP SSgA International Index Fund Standard Class	20,624	(4,616)	16,008	(105)
LVIP SSgA International Index Fund Service Class	6,103,097	(4,617,155)	1,485,942	6,058,999
LVIP SSgA International Managed Volatility Fund Service Class	1,556,473	(830,439)	726,034	(348,589)
LVIP SSgA Large Cap 100 Fund Standard Class	47,718	(18,302)	29,416	4,956
LVIP SSgA Large Cap 100 Fund Service Class	7,355,804	(5,285,011)	2,070,793	17,121,324
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	513	(94)	419	6
LVIP SSgA Large Cap Managed Volatility Fund Service Class	2,426,543	(2,346,917)	79,626	126,369
LVIP SSgA Moderate Index Allocation Fund Service Class	2,973,384	(3,182,120)	(208,736)	3,135,954
LVIP SSgA Moderate Structured Allocation Fund Standard Class	4,977	(359)	4,618	(4)
LVIP SSgA Moderate Structured Allocation Fund Service Class	20,247,156	(13,430,828)	6,816,328	10,626,032
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	2,615,358	(2,710,755)	(95,397)	3,631,643
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	12,062,174	(7,221,937)	4,840,237	5,295,957
LVIP SSgA S&P 500 Index Fund Standard Class	633,912	(503,695)	130,217	1,260,421
LVIP SSgA S&P 500 Index Fund Service Class	14,496,911	(14,872,244)	(375,333)	44,474,654
LVIP SSgA Small-Cap Index Fund Standard Class	19,303	(11,989)	7,314	5,681
LVIP SSgA Small-Cap Index Fund Service Class	1,824,986	(4,412,377)	(2,587,391)	10,282,134
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	1,277	(1,176)	101	(752)
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	947,481	(2,309,348)	(1,361,867)	(265,865)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	44,026	(15,981)	28,045	(15,525)
LVIP SSgA Small-Mid Cap 200 Fund Service Class	2,575,946	(1,882,044)	693,902	2,648,528
LVIP T. Rowe Price Growth Stock Fund Standard Class	—	(308)	(308)	172
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(3,497,591)	(3,497,591)	11,336,413
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	3,691	(51,014)	(47,323)	215,093
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	—	(1,760,226)	(1,760,226)	5,352,783
LVIP Templeton Growth Managed Volatility Fund Service Class	8,338,252	(11,008,463)	(2,670,211)	2,289,040
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	387	(28)	359	—
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	2,325,561	(937,487)	1,388,074	(91,100)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(44,972)	(44,972)	114,309
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	—	(4,960,519)	(4,960,519)	4,504,606
LVIP Vanguard Domestic Equity ETF Fund Standard Class	8,799	(5,282)	3,517	12,917

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Managed Risk Profile 2010 Fund Service Class	$259,259	$479,111	$(656,035)	$(183,855)
LVIP Managed Risk Profile 2020 Fund Service Class	376,523	1,102,289	(1,549,168)	(479,117)
LVIP Managed Risk Profile 2030 Fund Service Class	383,111	644,427	(925,970)	(300,321)
LVIP Managed Risk Profile 2040 Fund Service Class	366,018	564,573	(840,695)	(290,533)
LVIP MFS International Growth Fund Standard Class	—	(295)	(64)	(188)
LVIP MFS International Growth Fund Service Class	—	3,202,275	(2,828,282)	(196,855)
LVIP MFS International Growth Managed Volatility Fund Service Class	—	(374,600)	(4,787,126)	(6,271,109)
LVIP MFS Value Fund Standard Class	215	215	(429)	(65)
LVIP MFS Value Fund Service Class	20,734,343	57,682,822	(79,180,851)	(16,256,638)
LVIP Mondrian International Value Fund Standard Class	—	183,214	(1,010,267)	(670,087)
LVIP Mondrian International Value Fund Service Class	—	2,233,478	(20,718,328)	(14,495,417)
LVIP Money Market Fund Standard Class	—	—	—	(479,947)
LVIP Money Market Fund Service Class	—	—	—	(4,034,699)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	12,130	(78,000)	(1,634,552)	(1,717,331)
LVIP PIMCO Low Duration Bond Fund Standard Class	4,337	4,914	(15,490)	4,720
LVIP PIMCO Low Duration Bond Fund Service Class	613,935	649,517	(1,665,428)	(959,398)
LVIP SSgA Bond Index Fund Standard Class	—	—	(19,052)	(4,672)
LVIP SSgA Bond Index Fund Service Class	—	5,252,822	(26,628,275)	(16,328,143)
LVIP SSgA Conservative Index Allocation Fund Service Class	95,793	993,827	(2,949,137)	(1,819,678)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	3,906	4,133	(36,326)	(19,161)
LVIP SSgA Conservative Structured Allocation Fund Service Class	1,296,018	3,831,422	(11,868,969)	(6,835,313)
LVIP SSgA Developed International 150 Fund Standard Class	25,226	24,050	(47,436)	(16,464)
LVIP SSgA Developed International 150 Fund Service Class	12,187,631	15,713,376	(25,893,616)	(8,687,046)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(5,765)	(100,241)	(86,717)
LVIP SSgA Emerging Markets 100 Fund Service Class	—	(2,243,821)	(33,591,341)	(31,554,844)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	175	(35,877)	(21,971)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	—	3,708,829	(92,670,774)	(78,921,765)
LVIP SSgA International Index Fund Standard Class	—	(105)	(37,616)	(21,713)
LVIP SSgA International Index Fund Service Class	—	6,058,999	(14,614,380)	(7,069,439)
LVIP SSgA International Managed Volatility Fund Service Class	—	(348,589)	(6,027,230)	(5,649,785)
LVIP SSgA Large Cap 100 Fund Standard Class	208,227	213,183	(332,612)	(90,013)
LVIP SSgA Large Cap 100 Fund Service Class	37,358,022	54,479,346	(76,335,184)	(19,785,045)
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	—	6	513	938
LVIP SSgA Large Cap Managed Volatility Fund Service Class	—	126,369	(10,536,460)	(10,330,465)
LVIP SSgA Moderate Index Allocation Fund Service Class	382,617	3,518,571	(9,732,218)	(6,422,383)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	1,087	1,083	(11,590)	(5,889)
LVIP SSgA Moderate Structured Allocation Fund Service Class	5,450,266	16,076,298	(58,434,359)	(35,541,733)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	321,634	3,953,277	(10,342,910)	(6,485,030)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	1,861,675	7,157,632	(34,701,125)	(22,703,256)
LVIP SSgA S&P 500 Index Fund Standard Class	312,968	1,573,389	(1,746,483)	(42,877)
LVIP SSgA S&P 500 Index Fund Service Class	8,106,667	52,581,321	(57,575,869)	(5,369,881)
LVIP SSgA Small-Cap Index Fund Standard Class	62,657	68,338	(184,439)	(108,787)
LVIP SSgA Small-Cap Index Fund Service Class	8,149,523	18,431,657	(33,224,598)	(17,380,332)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	—	(752)	(14,714)	(15,365)
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	—	(265,865)	(16,201,668)	(17,829,400)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	215,921	200,396	(368,424)	(139,983)
LVIP SSgA Small-Mid Cap 200 Fund Service Class	14,783,351	17,431,879	(28,250,560)	(10,124,779)
LVIP T. Rowe Price Growth Stock Fund Standard Class	2,942	3,114	3,798	6,604
LVIP T. Rowe Price Growth Stock Fund Service Class	8,463,016	19,799,429	(697,113)	15,604,725
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	174,067	389,160	(331,673)	10,164
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	7,019,033	12,371,816	(10,997,610)	(386,020)
LVIP Templeton Growth Managed Volatility Fund Service Class	—	2,289,040	(69,574,467)	(69,955,638)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	57	57	(989)	(573)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	399,768	308,668	(5,932,757)	(4,236,015)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	114,309	(83,481)	(14,144)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	—	4,504,606	(1,972,554)	(2,428,467)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	525	13,442	(25,833)	(8,874)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Vanguard Domestic Equity ETF Fund Service Class	$1,522,748	$(1,670,387)	$(147,639)	$3,208,094
LVIP Vanguard International Equity ETF Fund Standard Class	16,114	(4,640)	11,474	223
LVIP Vanguard International Equity ETF Fund Service Class	1,461,551	(1,031,209)	430,342	315,917
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	10,443	(3,348)	7,095	(9,767)
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	5,439,926	(6,149,756)	(709,830)	118,044
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	543	(361)	182	(770)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	166,946	(686,027)	(519,081)	(93,166)
LVIP Wellington Capital Growth Fund Service Class	—	(3,291,062)	(3,291,062)	22,952,239
LVIP Wellington Mid-Cap Value Fund Service Class	137,676	(1,348,708)	(1,211,032)	8,648,471
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	298,947	(48,302)	250,645	(38,444)
Lord Abbett Series Fund Developing Growth Portfolio Class VC	—	(26,353)	(26,353)	(32,596)
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	176,178	(149,332)	26,846	93,565
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	314,700	(93,780)	220,920	(6,213)
MFS VIT Core Equity Series Service Class	16,405	(9,905)	6,500	1,099,792
MFS VIT Growth Series Initial Class	5,221	(46,968)	(41,747)	95,955
MFS VIT Growth Series Service Class	—	(803,241)	(803,241)	2,669,604
MFS VIT Total Return Series Initial Class	213,603	(120,530)	93,073	329,076
MFS VIT Total Return Series Service Class	101	(174)	(73)	5,148
MFS VIT Utilities Series Initial Class	392,567	(135,311)	257,256	506,144
MFS VIT Utilities Series Service Class	8,615,252	(3,484,889)	5,130,363	5,368,617
MFS VIT II Core Equity Portfolio Service Class	6,783	(28,940)	(22,157)	(9,379)
MFS VIT II International Value Series Initial Class	3,346	(605)	2,741	762
MFS VIT II International Value Series Service Class	121,945	(64,020)	57,925	(12,792)
Morgan Stanley UIF Capital Growth Portfolio Class II	—	(17,482)	(17,482)	108,808
NB AMT Mid Cap Growth Portfolio I Class	—	(5)	(5)	315
NB AMT Mid Cap Intrinsic Value Portfolio I Class	254,784	(575,732)	(320,948)	1,813,551
Oppenheimer Global Fund/VA Service Shares	89,931	(83,498)	6,433	421,863
Oppenheimer International Growth Fund/VA Non-Service Shares	6,664	(2,539)	4,125	(77)
Oppenheimer International Growth Fund/VA Service Shares	21,025	(36,032)	(15,007)	(36,584)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	326	(103)	223	(20)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	18,910	(34,489)	(15,579)	(70,431)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	28,463	(12,771)	15,692	(47,917)
PIMCO VIT All Asset All Authority Portfolio Institutional Class	4,154	(507)	3,647	(996)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	469,006	(164,255)	304,751	(1,640,007)
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	201	(45)	156	(5)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	52,697	(11,998)	40,699	(24,950)
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	170	(11)	159	(1)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	79,043	(21,674)	57,369	(10,361)
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	636	(59)	577	(57)
Putnam VT Absolute Return 500 Fund Class IA	—	(10)	(10)	—
Putnam VT Absolute Return 500 Fund Class IB	869	(19,318)	(18,449)	(5,504)
Putnam VT Global Health Care Fund Class IA	—	(22)	(22)	5
Putnam VT Global Health Care Fund Class IB	—	(115,550)	(115,550)	495,663
Putnam VT Growth & Income Fund Class IB	29,252	(25,321)	3,931	88,479
Putnam VT Income Fund Class IB	—	(8,252)	(8,252)	(5,447)
SIPT VP Market Growth Strategy Fund Class III	9,261	(7,713)	1,548	(31,332)
SIPT VP Market Plus Strategy Fund Class III	12,625	(15,937)	(3,312)	1,915
Templeton Foreign VIP Fund Class 1	692	(81)	611	(21)
Templeton Foreign VIP Fund Class 4	34,824	(14,267)	20,557	(12,894)
Templeton Global Bond VIP Fund Class 1	114,188	(5,993)	108,195	(39,507)
Templeton Global Bond VIP Fund Class 2	34,242,042	(6,974,113)	27,267,929	(3,895,314)
Templeton Global Bond VIP Fund Class 4	577,463	(102,518)	474,945	(105,628)
Templeton Growth VIP Fund Class 2	943,915	(607,312)	336,603	983,463
Transparent Value Directional Allocation VI Portfolio Class I	—	(139)	(139)	(45)
Transparent Value Directional Allocation VI Portfolio Class II	—	(129,023)	(129,023)	(166,474)
UIF Global Infrastructure Portfolio Class I	879	(196)	683	(23)
UIF Global Infrastructure Portfolio Class II	45,529	(32,311)	13,218	(196,479)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Vanguard Domestic Equity ETF Fund Service Class	$116,172	$3,324,266	$(5,510,063)	$(2,333,436)
LVIP Vanguard International Equity ETF Fund Standard Class	—	223	(33,736)	(22,039)
LVIP Vanguard International Equity ETF Fund Service Class	—	315,917	(4,620,076)	(3,873,817)
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	—	(9,767)	(15,460)	(18,132)
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	—	118,044	(27,197,179)	(27,788,965)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(770)	(5,888)	(6,476)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	—	(93,166)	(4,213,745)	(4,825,992)
LVIP Wellington Capital Growth Fund Service Class	45,867,655	68,819,894	(40,886,815)	24,642,017
LVIP Wellington Mid-Cap Value Fund Service Class	—	8,648,471	(10,897,865)	(3,460,426)
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	32,476	(5,968)	(543,866)	(299,189)
Lord Abbett Series Fund Developing Growth Portfolio Class VC	29,199	(3,397)	(467,713)	(497,463)
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	1,243,692	1,337,257	(2,038,518)	(674,415)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	—	(6,213)	(339,768)	(125,061)
MFS VIT Core Equity Series Service Class	130,274	1,230,066	(1,186,457)	50,109
MFS VIT Growth Series Initial Class	181,686	277,641	(44,219)	191,675
MFS VIT Growth Series Service Class	3,322,987	5,992,591	(2,050,874)	3,138,476
MFS VIT Total Return Series Initial Class	303,860	632,936	(861,443)	(135,434)
MFS VIT Total Return Series Service Class	159	5,307	(186)	5,048
MFS VIT Utilities Series Initial Class	648,311	1,154,455	(2,920,406)	(1,508,695)
MFS VIT Utilities Series Service Class	15,120,722	20,489,339	(61,732,919)	(36,113,217)
MFS VIT II Core Equity Portfolio Service Class	169,906	160,527	(229,896)	(91,526)
MFS VIT II International Value Series Initial Class	1,713	2,475	(395)	4,821
MFS VIT II International Value Series Service Class	69,778	56,986	(120,851)	(5,940)
Morgan Stanley UIF Capital Growth Portfolio Class II	248,868	357,676	(154,247)	185,947
NB AMT Mid Cap Growth Portfolio I Class	—	315	—	310
NB AMT Mid Cap Intrinsic Value Portfolio I Class	759,250	2,572,801	(5,407,376)	(3,155,523)
Oppenheimer Global Fund/VA Service Shares	554,011	975,874	(722,986)	259,321
Oppenheimer International Growth Fund/VA Non-Service Shares	40,673	40,596	(30,413)	14,308
Oppenheimer International Growth Fund/VA Service Shares	158,786	122,202	(229,269)	(122,074)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	5,384	5,364	(8,927)	(3,340)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	438,009	367,578	(677,157)	(325,158)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	2,613	(45,304)	(111,274)	(140,886)
PIMCO VIT All Asset All Authority Portfolio Institutional Class	573	(423)	(17,522)	(14,298)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(1,640,007)	(2,058,808)	(3,394,064)
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	—	(5)	(4,165)	(4,014)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	7,581	(17,369)	(79,632)	(56,302)
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	35	34	(514)	(321)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	700	(9,661)	(121,131)	(73,423)
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	1	(56)	(507)	14
Putnam VT Absolute Return 500 Fund Class IA	—	—	(9)	(19)
Putnam VT Absolute Return 500 Fund Class IB	25,985	20,481	(48,023)	(45,991)
Putnam VT Global Health Care Fund Class IA	—	5	466	449
Putnam VT Global Health Care Fund Class IB	581,198	1,076,861	(648,366)	312,945
Putnam VT Growth & Income Fund Class IB	—	88,479	(233,498)	(141,088)
Putnam VT Income Fund Class IB	—	(5,447)	(29,573)	(43,272)
SIPT VP Market Growth Strategy Fund Class III	11,043	(20,289)	(59,093)	(77,834)
SIPT VP Market Plus Strategy Fund Class III	32,746	34,661	(119,742)	(88,393)
Templeton Foreign VIP Fund Class 1	649	628	(2,516)	(1,277)
Templeton Foreign VIP Fund Class 4	36,451	23,557	(197,783)	(153,669)
Templeton Global Bond VIP Fund Class 1	7,189	(32,318)	(136,490)	(60,613)
Templeton Global Bond VIP Fund Class 2	2,223,991	(1,671,323)	(51,316,874)	(25,720,268)
Templeton Global Bond VIP Fund Class 4	38,122	(67,506)	(971,872)	(564,433)
Templeton Growth VIP Fund Class 2	—	983,463	(4,060,553)	(2,740,487)
Transparent Value Directional Allocation VI Portfolio Class I	—	(45)	(831)	(1,015)
Transparent Value Directional Allocation VI Portfolio Class II	—	(166,474)	46,086	(249,411)
UIF Global Infrastructure Portfolio Class I	5,152	5,129	(13,169)	(7,357)
UIF Global Infrastructure Portfolio Class II	301,472	104,993	(654,016)	(535,805)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Van Eck VIP Global Hard Assets Fund Class S	$190	$(12,070)	$(11,880)	$(130,096)
Van Eck VIP Global Hard Assets Fund Initial Class	68	(1,248)	(1,180)	(30,848)
Virtus VIT Multi-Sector Fixed Income Series Class A	225,903	(48,383)	177,520	(31,230)
Virtus VIT Multi-Sector Fixed Income Series Class I	426	(27)	399	55
Virtus VIT Equity Trends Series Class A	—	(46,288)	(46,288)	(228,707)
Virtus VIT Equity Trends Series Class I	—	(191)	(191)	(15,949)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Van Eck VIP Global Hard Assets Fund Class S	$—	$(130,096)	$(349,726)	$(491,702)
Van Eck VIP Global Hard Assets Fund Initial Class	—	(30,848)	(90,460)	(122,488)
Virtus VIT Multi-Sector Fixed Income Series Class A	—	(31,230)	(348,882)	(202,592)
Virtus VIT Multi-Sector Fixed Income Series Class I	—	55	(526)	(72)
Virtus VIT Equity Trends Series Class A	—	(228,707)	(161,455)	(436,450)
Virtus VIT Equity Trends Series Class I	—	(15,949)	12,319	(3,821)

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth and Income Portfolio Class B Subaccount	AB VPS International Value Portfolio Class B Subaccount	AB VPS Large Cap Growth Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class B Subaccount	Alps|Alerian Energy Infrastructure Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$30,284,841	$—	$128	$10,154,434	$—	$205,119,410	$—
Changes From Operations:
• Net investment income (loss)	(476,185)	339	45	(160,425)	56	(2,269,239)	300
• Net realized gain (loss) on investments	1,600,691	(2,353)	3	724,488	2,187	34,663,855	283
• Net change in unrealized appreciation or depreciation on investments	(228,100)	—	(147)	561,463	(855)	(19,170,127)	(3,754)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	896,406	(2,014)	(99)	1,125,526	1,388	13,224,489	(3,171)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,611,110	1,690	1,984	65,198	54,104	10,245,926	120,376
• Contract withdrawals and transfers to annuity reserves	(2,643,122)	(65)	(3,544)	(1,202,066)	—	(19,783,409)	—
• Contract transfers	(1,456,330)	389	6,630	290,296	2,333	(14,528,471)	—
	(2,488,342)	2,014	5,070	(846,572)	56,437	(24,065,954)	120,376
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(7,812)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(458)	—
	—	—	—	—	—	(8,270)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,488,342)	2,014	5,070	(846,572)	56,437	(24,074,224)	120,376
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,591,936)	—	4,971	278,954	57,825	(10,849,735)	117,205
NET ASSETS AT DECEMBER 31, 2014	28,692,905	—	5,099	10,433,388	57,825	194,269,675	117,205
Changes From Operations:
• Net investment income (loss)	(496,178)	(21)	6	(176,342)	273	(2,038,824)	1,262
• Net realized gain (loss) on investments	1,829,426	2,912	1,703	1,869,528	11,264	33,235,044	(44,361)
• Net change in unrealized appreciation or depreciation on investments	(1,086,461)	—	81	(792,491)	(15,681)	(44,316,783)	(90,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,787	2,891	1,790	900,695	(4,144)	(13,120,563)	(134,017)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,663,600	135	1,499	62,648	26,793	9,556,579	273,749
• Contract withdrawals and transfers to annuity reserves	(3,458,414)	(2,197)	(2,750)	(1,369,654)	—	(20,169,099)	(12,105)
• Contract transfers	1,990,455	(829)	(593)	292,130	(2,704)	(3,066,484)	(63,328)
	195,641	(2,891)	(1,844)	(1,014,876)	24,089	(13,679,004)	198,316
Annuity Reserves:
• Annuity Payments	(1,471)	—	—	—	—	(7,672)	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,953	—	—	—	—	(15)	—
	482	—	—	—	—	(7,687)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	196,123	(2,891)	(1,844)	(1,014,876)	24,089	(13,686,691)	198,316
TOTAL INCREASE (DECREASE) IN NET ASSETS	442,910	—	(54)	(114,181)	19,945	(26,807,254)	64,299
NET ASSETS AT DECEMBER 31, 2015	$29,135,815	$—	$5,045	$10,319,207	$77,770	$167,462,421	$181,504
See accompanying notes.

	Alps|Alerian Energy Infrastructure Portfolio Class III Subaccount	Alps|Red Rocks Listed Private Property Equity Portfolio Class III Subaccount	Alps|Stadion Tactical Defensive Portfolio Class I Subaccount	Alps|Stadion Tactical Defensive Portfolio Class III Subaccount	Alps|Stadion Tactical Growth Portfolio Class III Subaccount	American Century VP Inflation Protection Fund Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(3,413)	—	(2)	(1,701)	—	916
• Net realized gain (loss) on investments	3,844	—	—	(286)	—	2,057
• Net change in unrealized appreciation or depreciation on investments	(48,092)	—	(500)	17,706	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,661)	—	(502)	15,719	—	2,973
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,845,768	—	82,406	514,097	—	306
• Contract withdrawals and transfers to annuity reserves	(13,106)	—	—	(1,353)	—	(791)
• Contract transfers	136,366	—	—	236,409	—	(2,488)
	1,969,028	—	82,406	749,153	—	(2,973)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,969,028	—	82,406	749,153	—	(2,973)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,921,367	—	81,904	764,872	—	—
NET ASSETS AT DECEMBER 31, 2014	1,921,367	—	81,904	764,872	—	—
Changes From Operations:
• Net investment income (loss)	(6,912)	(8,602)	(262)	(37,930)	(4,680)	(7)
• Net realized gain (loss) on investments	(150,082)	(6,533)	(10,092)	(27,193)	(314)	14
• Net change in unrealized appreciation or depreciation on investments	(1,068,847)	(127,576)	(470)	(330,756)	(28,814)	(9)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,225,841)	(142,711)	(10,824)	(395,879)	(33,808)	(2)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,417,431	3,453,218	103,704	3,107,920	716,951	8
• Contract withdrawals and transfers to annuity reserves	(155,486)	(25,831)	(5,972)	(257,424)	(5,027)	(6)
• Contract transfers	430,942	139,845	(160,500)	2,104,678	695,580	—
	1,692,887	3,567,232	(62,768)	4,955,174	1,407,504	2
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,692,887	3,567,232	(62,768)	4,955,174	1,407,504	2
TOTAL INCREASE (DECREASE) IN NET ASSETS	467,046	3,424,521	(73,592)	4,559,295	1,373,696	—
NET ASSETS AT DECEMBER 31, 2015	$2,388,413	$3,424,521	$8,312	$5,324,167	$1,373,696	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds Asset Allocation Fund Class 1 Subaccount	American Funds Asset Allocation Fund Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund Class 4 Subaccount	American Funds Bond Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$597,313	$—	$971,653	$—	$818,840	$—	$—
Changes From Operations:
• Net investment income (loss)	6,862	51,711	53,468	57,015	28,309	248	12,150
• Net realized gain (loss) on investments	40,813	(769)	42,665	82	1,627	(192)	4,761
• Net change in unrealized appreciation or depreciation on investments	(13,407)	16,813	101,896	(13,282)	35,154	(527)	(58,919)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,268	67,755	198,029	43,815	65,090	(471)	(42,008)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	473,070	4,778,934	1,167,910	2,851,291	1,185,535	153,832	3,412,204
• Contract withdrawals and transfers to annuity reserves	(28,649)	(35,744)	(89,077)	(22,192)	(43,156)	—	(15,355)
• Contract transfers	7,364	225,682	80,302	76,279	2,239	(36,158)	(90,671)
	451,785	4,968,872	1,159,135	2,905,378	1,144,618	117,674	3,306,178
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	451,785	4,968,872	1,159,135	2,905,378	1,144,618	117,674	3,306,178
TOTAL INCREASE (DECREASE) IN NET ASSETS	486,053	5,036,627	1,357,164	2,949,193	1,209,708	117,203	3,264,170
NET ASSETS AT DECEMBER 31, 2014	1,083,366	5,036,627	2,328,817	2,949,193	2,028,548	117,203	3,264,170
Changes From Operations:
• Net investment income (loss)	37,099	433,678	34,253	87,149	27,920	8,441	117,106
• Net realized gain (loss) on investments	103,284	1,216,564	250,886	516,932	41,556	(4,226)	(35,967)
• Net change in unrealized appreciation or depreciation on investments	(140,852)	(1,927,419)	(370,193)	(1,008,700)	(77,071)	(15,881)	(492,865)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(469)	(277,177)	(85,054)	(404,619)	(7,595)	(11,666)	(411,726)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,233,256	33,630,199	253,887	7,709,857	468,053	344,104	8,749,794
• Contract withdrawals and transfers to annuity reserves	(55,860)	(941,762)	(81,720)	(209,221)	(76,746)	(8,044)	(283,198)
• Contract transfers	119,389	9,112,120	49,304	(109,282)	(3,540)	(88,705)	1,547,096
	2,296,785	41,800,557	221,471	7,391,354	387,767	247,355	10,013,692
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,296,785	41,800,557	221,471	7,391,354	387,767	247,355	10,013,692
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,296,316	41,523,380	136,417	6,986,735	380,172	235,689	9,601,966
NET ASSETS AT DECEMBER 31, 2015	$3,379,682	$46,560,007	$2,465,234	$9,935,928	$2,408,720	$352,892	$12,866,136

See accompanying notes.

	American Funds Global Balanced Fund Class 1 Subaccount	American Funds Global Bond Fund Class 1 Subaccount	American Funds Global Growth Fund Class 1 Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Growth Fund Class 4 Subaccount	American Funds Global Growth and Income Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$236,081	$1,097,950	$180,670	$328,814,702	$—	$169,168
Changes From Operations:
• Net investment income (loss)	1,631	13,041	5,755	(1,301,252)	8,631	15,086
• Net realized gain (loss) on investments	11,976	13,188	49,264	45,337,066	53	767
• Net change in unrealized appreciation or depreciation on investments	(10,222)	(24,709)	(43,569)	(41,853,807)	(6,679)	627
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,385	1,520	11,450	2,182,007	2,005	16,480
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	228,538	559,284	747,910	5,311,635	1,603,323	379,753
• Contract withdrawals and transfers to annuity reserves	(123,418)	(39,208)	(18,917)	(32,707,582)	(5,014)	(16,573)
• Contract transfers	(200)	29,490	8,754	(3,508,863)	107,309	(7,299)
	104,920	549,566	737,747	(30,904,810)	1,705,618	355,881
Annuity Reserves:
• Annuity Payments	—	—	—	(19,003)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(2,063)	—	—
	—	—	—	(21,066)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	104,920	549,566	737,747	(30,925,876)	1,705,618	355,881
TOTAL INCREASE (DECREASE) IN NET ASSETS	108,305	551,086	749,197	(28,743,869)	1,707,623	372,361
NET ASSETS AT DECEMBER 31, 2014	344,386	1,649,036	929,867	300,070,833	1,707,623	541,529
Changes From Operations:
• Net investment income (loss)	1,687	(14,481)	13,188	(1,640,391)	40,421	10,987
• Net realized gain (loss) on investments	4,530	37,798	145,920	40,247,354	539,661	767
• Net change in unrealized appreciation or depreciation on investments	(10,243)	(106,272)	(94,433)	(22,655,981)	(658,001)	(38,135)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,026)	(82,955)	64,675	15,950,982	(77,919)	(26,381)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,172	211,450	577,976	5,387,908	7,767,134	290,520
• Contract withdrawals and transfers to annuity reserves	(28,260)	(94,290)	(18,583)	(32,809,669)	(412,421)	(29,408)
• Contract transfers	(2,911)	100,254	412,591	10,748,963	4,014,972	52,073
	(25,999)	217,414	971,984	(16,672,798)	11,369,685	313,185
Annuity Reserves:
• Annuity Payments	—	—	—	(22,388)	(883)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	552	36	—
	—	—	—	(21,836)	(847)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,999)	217,414	971,984	(16,694,634)	11,368,838	313,185
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,025)	134,459	1,036,659	(743,652)	11,290,919	286,804
NET ASSETS AT DECEMBER 31, 2015	$314,361	$1,783,495	$1,966,526	$299,327,181	$12,998,542	$828,333

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds Global Small Capitalization Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 4 Subaccount	American Funds Growth Fund Class 1 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 4 Subaccount	American Funds Growth-Income Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$171,321	$468,775,881	$—	$1,854,888	$1,713,280,045	$—	$857,590
Changes From Operations:
• Net investment income (loss)	(965)	(5,357,906)	(1,767)	31,126	(14,191,901)	38,794	23,506
• Net realized gain (loss) on investments	1,815	20,225,927	(289)	169,311	181,054,934	(2,668)	95,444
• Net change in unrealized appreciation or depreciation on investments	(10,951)	(10,320,455)	(2,686)	81,462	(61,422,605)	140,430	77,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,101)	4,547,566	(4,742)	281,899	105,440,428	176,556	196,634
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	473,133	14,033,196	1,067,142	3,275,982	17,123,858	6,610,797	1,798,304
• Contract withdrawals and transfers to annuity reserves	(15,782)	(45,910,478)	(4,396)	(170,878)	(193,981,259)	(28,635)	(47,820)
• Contract transfers	28,703	2,673,237	47,349	(32,014)	(59,539,575)	626,377	112,735
	486,054	(29,204,045)	1,110,095	3,073,090	(236,396,976)	7,208,539	1,863,219
Annuity Reserves:
• Annuity Payments	—	(14,842)	—	—	(116,009)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2,341	—	—	(2,324)	—	—
	—	(12,501)	—	—	(118,333)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	486,054	(29,216,546)	1,110,095	3,073,090	(236,515,309)	7,208,539	1,863,219
TOTAL INCREASE (DECREASE) IN NET ASSETS	475,953	(24,668,980)	1,105,353	3,354,989	(131,074,881)	7,385,095	2,059,853
NET ASSETS AT DECEMBER 31, 2014	647,274	444,106,901	1,105,353	5,209,877	1,582,205,164	7,385,095	2,917,443
Changes From Operations:
• Net investment income (loss)	(5,612)	(5,619,397)	(36,603)	4,767	(16,093,256)	(1,276)	25,101
• Net realized gain (loss) on investments	54,905	54,159,468	183,791	1,119,811	389,775,494	3,046,171	408,142
• Net change in unrealized appreciation or depreciation on investments	(53,520)	(48,944,448)	(513,623)	(784,874)	(294,706,259)	(2,523,588)	(406,044)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,227)	(404,377)	(366,435)	339,704	78,975,979	521,307	27,199
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	91,111	5,970,348	3,115,395	474,377	16,711,245	17,625,596	248,349
• Contract withdrawals and transfers to annuity reserves	(23,551)	(40,857,492)	(54,628)	(203,775)	(177,819,602)	(443,556)	(90,400)
• Contract transfers	2,449	(1,564,049)	678,613	87,677	(69,259,134)	4,468,879	(136,475)
	70,009	(36,451,193)	3,739,380	358,279	(230,367,491)	21,650,919	21,474
Annuity Reserves:
• Annuity Payments	—	(18,141)	—	—	(112,706)	(749)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	5,618	—	—	1,982	(34)	—
	—	(12,523)	—	—	(110,724)	(783)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	70,009	(36,463,716)	3,739,380	358,279	(230,478,215)	21,650,136	21,474
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,782	(36,868,093)	3,372,945	697,983	(151,502,236)	22,171,443	48,673
NET ASSETS AT DECEMBER 31, 2015	$713,056	$407,238,808	$4,478,298	$5,907,860	$1,430,702,928	$29,556,538	$2,966,116

See accompanying notes.

	American Funds Growth-Income Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 4 Subaccount	American Funds High-Income Bond Fund Class 1 Subaccount	American Funds International Fund Class 1 Subaccount	American Funds International Fund Class 2 Subaccount	American Funds International Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,169,089,785	$—	$350,547	$466,616	$778,437,194	$—
Changes From Operations:
• Net investment income (loss)	(4,494,261)	37,063	36,633	22,878	(662,899)	30,517
• Net realized gain (loss) on investments	226,867,860	(874)	(297)	5,239	18,683,051	(474)
• Net change in unrealized appreciation or depreciation on investments	(39,670,371)	5,850	(46,914)	(96,868)	(48,449,796)	(84,930)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,703,228	42,039	(10,578)	(68,751)	(30,429,644)	(54,887)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,501,878	4,442,491	418,925	1,606,949	30,722,949	2,764,930
• Contract withdrawals and transfers to annuity reserves	(244,589,731)	(10,255)	(26,487)	(40,100)	(77,819,518)	(9,786)
• Contract transfers	(79,261,243)	98,133	45,342	43,920	28,695,581	326,968
	(280,349,096)	4,530,369	437,780	1,610,769	(18,400,988)	3,082,112
Annuity Reserves:
• Annuity Payments	(252,611)	—	—	—	(32,752)	—
• Receipt (reimbursement) of mortality guarantee adjustments	4,284	—	—	—	757	—
	(248,327)	—	—	—	(31,995)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(280,597,423)	4,530,369	437,780	1,610,769	(18,432,983)	3,082,112
TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,894,195)	4,572,408	427,202	1,542,018	(48,862,627)	3,027,225
NET ASSETS AT DECEMBER 31, 2014	2,071,195,590	4,572,408	777,749	2,008,634	729,574,567	3,027,225
Changes From Operations:
• Net investment income (loss)	(3,645,033)	125,189	48,512	37,284	347,052	59,774
• Net realized gain (loss) on investments	368,826,908	1,460,433	(4,285)	124,399	53,436,802	293,197
• Net change in unrealized appreciation or depreciation on investments	(361,724,365)	(1,873,975)	(119,385)	(300,189)	(93,717,795)	(1,310,123)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,457,510	(288,353)	(75,158)	(138,506)	(39,933,941)	(957,152)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	31,862,314	15,544,020	167,486	1,192,098	14,357,501	7,319,928
• Contract withdrawals and transfers to annuity reserves	(220,695,174)	(915,489)	(25,527)	(77,744)	(69,007,796)	(269,532)
• Contract transfers	(21,494,103)	1,670,396	49,538	100,076	29,764,995	1,684,076
	(210,326,963)	16,298,927	191,497	1,214,430	(24,885,300)	8,734,472
Annuity Reserves:
• Annuity Payments	(268,319)	—	—	—	(27,094)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(22,932)	—	—	—	2,730	—
	(291,251)	—	—	—	(24,364)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(210,618,214)	16,298,927	191,497	1,214,430	(24,909,664)	8,734,472
TOTAL INCREASE (DECREASE) IN NET ASSETS	(207,160,704)	16,010,574	116,339	1,075,924	(64,843,605)	7,777,320
NET ASSETS AT DECEMBER 31, 2015	$1,864,034,886	$20,582,982	$894,088	$3,084,558	$664,730,962	$10,804,545

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds International Growth and Income Fund Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund Class P1 Subaccount	American Funds Managed Risk Growth Fund Class P1 Subaccount	American Funds Managed Risk Growth-Income Fund Class P1 Subaccount	American Funds Managed Risk International Fund Class P1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$818,062	$381,308	$—	$12,177	$51,202	$6,275	$—
Changes From Operations:
• Net investment income (loss)	35,327	(1,585)	(12,494)	2,079	(244)	181	126
• Net realized gain (loss) on investments	13,389	503	78	100	1,366	314	1
• Net change in unrealized appreciation or depreciation on investments	(116,677)	9,177	47,721	2,100	(886)	(345)	(707)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,961)	8,095	35,305	4,279	236	150	(580)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	832,396	365,764	5,507,822	86,009	21,605	20,314	14,228
• Contract withdrawals and transfers to annuity reserves	(77,489)	(5,072)	(8,768)	(1,150)	(3,579)	(341)	—
• Contract transfers	28,903	(145)	765,021	(87)	(631)	278	—
	783,810	360,547	6,264,075	84,772	17,395	20,251	14,228
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	783,810	360,547	6,264,075	84,772	17,395	20,251	14,228
TOTAL INCREASE (DECREASE) IN NET ASSETS	715,849	368,642	6,299,380	89,051	17,631	20,401	13,648
NET ASSETS AT DECEMBER 31, 2014	1,533,911	749,950	6,299,380	101,228	68,833	26,676	13,648
Changes From Operations:
• Net investment income (loss)	24,283	9,446	40,350	(557)	(374)	(285)	(136)
• Net realized gain (loss) on investments	22,421	16,017	306,839	405	2,734	(75)	(4)
• Net change in unrealized appreciation or depreciation on investments	(148,260)	(38,232)	(913,583)	(7,336)	(899)	(805)	(1,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(101,556)	(12,769)	(566,394)	(7,488)	1,461	(1,165)	(1,849)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	139,680	134,515	21,258,082	—	—	—	41,187
• Contract withdrawals and transfers to annuity reserves	(82,468)	(8,160)	(759,450)	(21,031)	(48,891)	(1,353)	—
• Contract transfers	12,078	26,212	4,850,316	1,120	1	(372)	2,288
	69,290	152,567	25,348,948	(19,911)	(48,890)	(1,725)	43,475
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	69,290	152,567	25,348,948	(19,911)	(48,890)	(1,725)	43,475
TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,266)	139,798	24,782,554	(27,399)	(47,429)	(2,890)	41,626
NET ASSETS AT DECEMBER 31, 2015	$1,501,645	$889,748	$31,081,934	$73,829	$21,404	$23,786	$55,274

See accompanying notes.

	American Funds Mortgage Fund Class 1 Subaccount	American Funds Mortgage Fund Class 4 Subaccount	American Funds New World Fund Class 1 Subaccount	American Funds New World Fund Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund Class 1 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$314,793	$—	$681,495	$—	$270,577	$937,866
Changes From Operations:
• Net investment income (loss)	(1,137)	160	8,606	12,938	(292)	23,017
• Net realized gain (loss) on investments	1,031	(22)	112,633	(1,186)	952	106,059
• Net change in unrealized appreciation or depreciation on investments	11,832	(144)	(251,413)	(140,149)	9,502	(124,100)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,726	(6)	(130,174)	(128,397)	10,162	4,976
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	67,291	47,417	1,073,297	1,998,859	33,756	479,413
• Contract withdrawals and transfers to annuity reserves	(122,970)	(134)	(35,959)	(12,962)	(130,998)	(12,257)
• Contract transfers	5,386	5,551	57,038	226,007	2,891	33,875
	(50,293)	52,834	1,094,376	2,211,904	(94,351)	501,031
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,293)	52,834	1,094,376	2,211,904	(94,351)	501,031
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,567)	52,828	964,202	2,083,507	(84,189)	506,007
NET ASSETS AT DECEMBER 31, 2014	276,226	52,828	1,645,697	2,083,507	186,388	1,443,873
Changes From Operations:
• Net investment income (loss)	1,169	39,044	1,444	(32,594)	506	15,148
• Net realized gain (loss) on investments	4,654	10,259	81,858	208,902	2,689	135,185
• Net change in unrealized appreciation or depreciation on investments	(3,325)	(67,259)	(164,508)	(725,964)	(1,438)	(192,513)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,498	(17,956)	(81,206)	(549,656)	1,757	(42,180)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	28,447	2,725,484	464,451	7,034,975	56,243	1,075,132
• Contract withdrawals and transfers to annuity reserves	(55,747)	(40,379)	(67,061)	(217,356)	(77,570)	(31,798)
• Contract transfers	(1,302)	2,074,488	106,458	1,447,598	(39,515)	387,331
	(28,602)	4,759,593	503,848	8,265,217	(60,842)	1,430,665
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,602)	4,759,593	503,848	8,265,217	(60,842)	1,430,665
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,104)	4,741,637	422,642	7,715,561	(59,085)	1,388,485
NET ASSETS AT DECEMBER 31, 2015	$250,122	$4,794,465	$2,068,339	$9,799,068	$127,303	$2,832,358

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	BlackRock Global Allocation V.I. Fund Class III Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class III Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class II Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class I Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class II Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,396,151,367	$—	$—	$—	$—	$—	$563,170
Changes From Operations:
• Net investment income (loss)	5,710,011	—	61	(10,485)	2	(40,029)	6,845
• Net realized gain (loss) on investments	132,602,574	—	7,738	207,875	175	785,169	956
• Net change in unrealized appreciation or depreciation on investments	(135,364,694)	—	(2,913)	(111,669)	(117)	(446,189)	17,712
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,947,891	—	4,886	85,721	60	298,951	25,513
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	53,931,717	—	192,568	4,186,478	2,499	5,508,344	559,379
• Contract withdrawals and transfers to annuity reserves	(112,029,952)	—	—	(2,270)	—	(75,208)	(22,618)
• Contract transfers	(26,130,072)	—	—	453,137	—	8,574,915	18,145
	(84,228,307)	—	192,568	4,637,345	2,499	14,008,051	554,906
Annuity Reserves:
• Annuity Payments	(38,059)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(3,163)	—	—	—	—	—	—
	(41,222)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(84,269,529)	—	192,568	4,637,345	2,499	14,008,051	554,906
TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,321,638)	—	197,454	4,723,066	2,559	14,307,002	580,419
NET ASSETS AT DECEMBER 31, 2014	1,314,829,729	—	197,454	4,723,066	2,559	14,307,002	1,143,589
Changes From Operations:
• Net investment income (loss)	(8,922,035)	13,356	(140)	(129,660)	(763)	(203,430)	57,173
• Net realized gain (loss) on investments	74,796,918	(150)	17,632	1,781,284	10,903	1,350,729	19,063
• Net change in unrealized appreciation or depreciation on investments	(98,426,823)	(20,025)	(25,028)	(2,686,880)	(12,870)	(787,774)	(152,088)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,551,940)	(6,819)	(7,536)	(1,035,256)	(2,730)	359,525	(75,852)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	57,138,078	375,753	11,549	8,871,471	36,215	8,885,910	753,546
• Contract withdrawals and transfers to annuity reserves	(105,815,550)	(5,436)	(386)	(344,570)	—	(765,188)	(74,244)
• Contract transfers	(34,356,912)	151,931	(12,595)	5,550,526	140,676	(5,500,139)	1,510,437
	(83,034,384)	522,248	(1,432)	14,077,427	176,891	2,620,583	2,189,739
Annuity Reserves:
• Annuity Payments	(30,097)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,627	—	—	—	—	—	—
	(27,470)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(83,061,854)	522,248	(1,432)	14,077,427	176,891	2,620,583	2,189,739
TOTAL INCREASE (DECREASE) IN NET ASSETS	(115,613,794)	515,429	(8,968)	13,042,171	174,161	2,980,108	2,113,887
NET ASSETS AT DECEMBER 31, 2015	$1,199,215,935	$515,429	$188,486	$17,765,237	$176,720	$17,287,110	$3,257,476
See accompanying notes.

	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP International Value Equity Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,420,559,454	$—	$366,304,797	$5,122,924	$224,761,227	$217,780
Changes From Operations:
• Net investment income (loss)	5,644,630	(4)	(4,413,442)	252,164	10,507,474	(219)
• Net realized gain (loss) on investments	2,160,926	—	8,029,262	210,335	7,142,985	(14,839)
• Net change in unrealized appreciation or depreciation on investments	40,090,149	(188)	(36,840,698)	(560,901)	(20,911,761)	(4,659)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,895,705	(192)	(33,224,878)	(98,402)	(3,261,302)	(19,717)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	161,159,233	—	9,083,635	14,575	1,801,672	4,400
• Contract withdrawals and transfers to annuity reserves	(135,694,852)	—	(30,504,626)	(766,762)	(29,297,088)	(26,642)
• Contract transfers	187,776,295	3,333	13,777,268	74,606	(10,950,346)	(16,617)
	213,240,676	3,333	(7,643,723)	(677,581)	(38,445,762)	(38,859)
Annuity Reserves:
• Annuity Payments	(46,645)	—	(21,293)	(313)	(18,938)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(3,273)	—	(2,550)	67	1,751	—
	(49,918)	—	(23,843)	(246)	(17,187)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	213,190,758	3,333	(7,667,566)	(677,827)	(38,462,949)	(38,859)
TOTAL INCREASE (DECREASE) IN NET ASSETS	261,086,463	3,141	(40,892,444)	(776,229)	(41,724,251)	(58,576)
NET ASSETS AT DECEMBER 31, 2014	1,681,645,917	3,141	325,412,353	4,346,695	183,036,976	159,204
Changes From Operations:
• Net investment income (loss)	20,244,723	(5)	(3,287,117)	211,941	8,411,923	949
• Net realized gain (loss) on investments	16,895,233	(158)	3,101,996	(243,679)	(581,820)	(14,429)
• Net change in unrealized appreciation or depreciation on investments	(89,389,016)	188	(51,023,845)	(298,935)	(21,148,178)	3,595
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,249,060)	25	(51,208,966)	(330,673)	(13,318,075)	(9,885)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	124,291,838	—	7,423,317	10,820	1,200,372	111
• Contract withdrawals and transfers to annuity reserves	(137,523,393)	—	(27,726,689)	(680,997)	(20,333,924)	(6,945)
• Contract transfers	75,642,743	(3,166)	23,858,738	25,496	(8,572,499)	9,300
	62,411,188	(3,166)	3,555,366	(644,681)	(27,706,051)	2,466
Annuity Reserves:
• Annuity Payments	(59,538)	—	(18,164)	(287)	(18,444)	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,930	—	(207)	83	2,400	—
	(57,608)	—	(18,371)	(204)	(16,044)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	62,353,580	(3,166)	3,536,995	(644,885)	(27,722,095)	2,466
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,104,520	(3,141)	(47,671,971)	(975,558)	(41,040,170)	(7,419)
NET ASSETS AT DECEMBER 31, 2015	$1,691,750,437	$—	$277,740,382	$3,371,137	$141,996,806	$151,785

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$902,812	$1,296,360,971	$4,258,904	$140,346,986	$8,057,362	$372,923,143	$9,429,179
Changes From Operations:
• Net investment income (loss)	2,696	(122,650)	(5,100)	(857,157)	(66,744)	(4,822,864)	(113,894)
• Net realized gain (loss) on investments	(307)	(1,835,230)	94,948	4,953,072	1,039,966	47,013,084	1,191,545
• Net change in unrealized appreciation or depreciation on investments	(130)	2,931,189	1,030,333	32,921,523	(645,300)	(28,288,765)	(994,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,259	973,309	1,120,181	37,017,438	327,922	13,901,455	83,082
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	297,152	139,490,779	82,849	9,821,506	74,208	12,666,631	36,621
• Contract withdrawals and transfers to annuity reserves	(41,501)	(126,723,902)	(687,733)	(18,469,534)	(827,649)	(35,919,518)	(832,820)
• Contract transfers	76,302	46,293,527	1,173,027	7,465,464	(70,600)	(7,822,676)	(347,559)
	331,953	59,060,404	568,143	(1,182,564)	(824,041)	(31,075,563)	(1,143,758)
Annuity Reserves:
• Annuity Payments	—	(6,727)	(21,140)	(22,966)	(1,410)	(14,907)	(2,933)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(691)	427	4,230	132	(1,866)	13
	—	(7,418)	(20,713)	(18,736)	(1,278)	(16,773)	(2,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	331,953	59,052,986	547,430	(1,201,300)	(825,319)	(31,092,336)	(1,146,678)
TOTAL INCREASE (DECREASE) IN NET ASSETS	334,212	60,026,295	1,667,611	35,816,138	(497,397)	(17,190,881)	(1,063,596)
NET ASSETS AT DECEMBER 31, 2014	1,237,024	1,356,387,266	5,926,515	176,163,124	7,559,965	355,732,262	8,365,583
Changes From Operations:
• Net investment income (loss)	5,056	1,377,533	(9,587)	(1,120,140)	(48,643)	(3,964,887)	(86,828)
• Net realized gain (loss) on investments	(718)	(2,109,652)	419,033	9,300,069	972,132	44,393,177	1,021,855
• Net change in unrealized appreciation or depreciation on investments	(9,555)	(8,867,490)	(327,357)	(5,684,534)	(1,454,056)	(66,744,536)	(443,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,217)	(9,599,609)	82,089	2,495,395	(530,567)	(26,316,246)	492,015
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	22,233	73,827,798	81,548	12,296,486	72,722	12,751,902	108,046
• Contract withdrawals and transfers to annuity reserves	(68,975)	(112,556,098)	(740,981)	(17,317,549)	(712,513)	(33,844,681)	(838,710)
• Contract transfers	(48,288)	15,059,530	(1,375,061)	(10,238,979)	(21,325)	(7,177,861)	(201,887)
	(95,030)	(23,668,770)	(2,034,494)	(15,260,042)	(661,116)	(28,270,640)	(932,551)
Annuity Reserves:
• Annuity Payments	—	(3,441)	(29,257)	(26,414)	(1,360)	(14,799)	(10,827)
• Receipt (reimbursement) of mortality guarantee adjustments	—	12	(449)	7,258	104	198	(1,111)
	—	(3,429)	(29,706)	(19,156)	(1,256)	(14,601)	(11,938)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(95,030)	(23,672,199)	(2,064,200)	(15,279,198)	(662,372)	(28,285,241)	(944,489)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,247)	(33,271,808)	(1,982,111)	(12,783,803)	(1,192,939)	(54,601,487)	(452,474)
NET ASSETS AT DECEMBER 31, 2015	$1,136,777	$1,323,115,458	$3,944,404	$163,379,321	$6,367,026	$301,130,775	$7,913,109

See accompanying notes.

	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio B Subaccount
NET ASSETS AT JANUARY 1, 2014	$169,924,221	$335,409,773	$7,405,602	$250,120,711	$637,444	$52,997,930
Changes From Operations:
• Net investment income (loss)	(2,511,608)	(3,802,897)	18,709	(766,068)	4,816	(82,143)
• Net realized gain (loss) on investments	21,315,961	41,028,438	581,774	16,459,299	5,116	622,705
• Net change in unrealized appreciation or depreciation on investments	(18,146,481)	(573,374)	214,762	13,122,123	3,774	167,770
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	657,872	36,652,167	815,245	28,815,354	13,706	708,332
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,867,980	15,230,598	157,393	11,653,754	211,026	6,935,133
• Contract withdrawals and transfers to annuity reserves	(15,125,403)	(28,819,371)	(885,575)	(27,955,470)	(20,716)	(4,005,547)
• Contract transfers	(14,667,404)	(2,383,495)	(388,544)	25,244,525	10,813	(1,001,324)
	(22,924,827)	(15,972,268)	(1,116,726)	8,942,809	201,123	1,928,262
Annuity Reserves:
• Annuity Payments	(15,551)	(2,336)	(1,893)	(13,414)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	662	117	(10,723)	(1,214)	—	—
	(14,889)	(2,219)	(12,616)	(14,628)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,939,716)	(15,974,487)	(1,129,342)	8,928,181	201,123	1,928,262
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,281,844)	20,677,680	(314,097)	37,743,535	214,829	2,636,594
NET ASSETS AT DECEMBER 31, 2014	147,642,377	356,087,453	7,091,505	287,864,246	852,273	55,634,524
Changes From Operations:
• Net investment income (loss)	(2,340,403)	(2,915,659)	21,912	(530,488)	16,297	577,624
• Net realized gain (loss) on investments	17,163,004	44,553,155	376,261	17,983,414	(897)	(42,784)
• Net change in unrealized appreciation or depreciation on investments	(6,605,814)	(27,691,711)	(520,632)	(23,858,486)	(85,768)	(5,224,558)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,216,787	13,945,785	(122,459)	(6,405,560)	(70,368)	(4,689,718)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,437,633	9,389,499	63,927	14,879,233	106,085	5,797,067
• Contract withdrawals and transfers to annuity reserves	(13,960,855)	(28,260,913)	(751,081)	(31,504,469)	(33,940)	(3,892,351)
• Contract transfers	17,924,244	468,958	(120,877)	(2,602,261)	66,493	1,108,975
	14,401,022	(18,402,456)	(808,031)	(19,227,497)	138,638	3,013,691
Annuity Reserves:
• Annuity Payments	(18,617)	(4,080)	(1,288)	(16,768)	—	(1,443)
• Receipt (reimbursement) of mortality guarantee adjustments	985	1,492	2	1,046	—	1,953
	(17,632)	(2,588)	(1,286)	(15,722)	—	510
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,383,390	(18,405,044)	(809,317)	(19,243,219)	138,638	3,014,201
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,600,177	(4,459,259)	(931,776)	(25,648,779)	68,270	(1,675,517)
NET ASSETS AT DECEMBER 31, 2015	$170,242,554	$351,628,194	$6,159,729	$262,215,467	$920,543	$53,959,007

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio B Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount	Eaton Vance VT Floating-Rate Income Fund Advisor Class Subaccount	Fidelity VIP Contrafund Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$8,249,499	$—	$5,316,825	$—	$—	$—	$1,147,842,954
Changes From Operations:
• Net investment income (loss)	17,696	(4)	(27,192)	7,867	3,054	410	(10,502,998)
• Net realized gain (loss) on investments	951,973	13	650,393	(80)	(31)	923	85,237,551
• Net change in unrealized appreciation or depreciation on investments	(184,747)	—	(512,227)	(17,124)	(3,870)	(1,460)	30,923,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	784,922	9	110,974	(9,337)	(847)	(127)	105,658,469
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	49,266	3	163,563	1,374,357	475,777	126,859	39,017,051
• Contract withdrawals and transfers to annuity reserves	(792,979)	(12)	(1,008,052)	(4,797)	(874)	—	(111,065,850)
• Contract transfers	(1,231,765)	—	(216,732)	47,152	(35,000)	(219)	(51,634,515)
	(1,975,478)	(9)	(1,061,221)	1,416,712	439,903	126,640	(123,683,314)
Annuity Reserves:
• Annuity Payments	(942)	—	—	—	—	—	(25,954)
• Receipt (reimbursement) of mortality guarantee adjustments	426	—	—	—	—	—	(1,052)
	(516)	—	—	—	—	—	(27,006)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,975,994)	(9)	(1,061,221)	1,416,712	439,903	126,640	(123,710,320)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,191,072)	—	(950,247)	1,407,375	439,056	126,513	(18,051,851)
NET ASSETS AT DECEMBER 31, 2014	7,058,427	—	4,366,578	1,407,375	439,056	126,513	1,129,791,103
Changes From Operations:
• Net investment income (loss)	1,634	—	(20,300)	75,209	28,351	1,820	(9,344,618)
• Net realized gain (loss) on investments	729,320	—	451,339	(16,515)	(1,341)	16,304	142,049,342
• Net change in unrealized appreciation or depreciation on investments	(767,435)	—	(651,828)	(233,270)	(68,550)	(19,907)	(144,484,225)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,481)	—	(220,789)	(174,576)	(41,540)	(1,783)	(11,779,501)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	191,041	—	62,519	3,249,022	1,374,940	165,669	41,148,785
• Contract withdrawals and transfers to annuity reserves	(1,012,437)	—	(390,609)	(314,875)	(7,107)	(1,120)	(105,940,728)
• Contract transfers	42,021	—	(304,768)	2,587,638	288,533	(305)	(10,804,894)
	(779,375)	—	(632,858)	5,521,785	1,656,366	164,244	(75,596,837)
Annuity Reserves:
• Annuity Payments	(961)	—	—	—	—	—	(43,662)
• Receipt (reimbursement) of mortality guarantee adjustments	477	—	—	—	—	—	1,790
	(484)	—	—	—	—	—	(41,872)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(779,859)	—	(632,858)	5,521,785	1,656,366	164,244	(75,638,709)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(816,340)	—	(853,647)	5,347,209	1,614,826	162,461	(87,418,210)
NET ASSETS AT DECEMBER 31, 2015	$6,242,087	$—	$3,512,931	$6,754,584	$2,053,882	$288,974	$1,042,372,893

See accompanying notes.

	Fidelity VIP Equity-Income Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount	Fidelity VIP Mid Cap Portfolio Initial Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Fidelity VIP Overseas Portfolio Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$5,449,720	$160,663,201	$—	$567,793,371	$—
Changes From Operations:
• Net investment income (loss)	(4)	(68,743)	(2,805,438)	1,086	(8,911,221)	—
• Net realized gain (loss) on investments	35	371,302	25,341,271	4,495	26,214,440	1
• Net change in unrealized appreciation or depreciation on investments	—	202,702	(7,658,341)	9,723	6,379,445	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31	505,261	14,877,492	15,304	23,682,664	1
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4	128,050	11,305,745	571,682	23,508,728	2
• Contract withdrawals and transfers to annuity reserves	(35)	(786,768)	(18,931,396)	(984)	(47,746,203)	(3)
• Contract transfers	—	86,774	(10,831,723)	2,667	(12,365,634)	—
	(31)	(571,944)	(18,457,374)	573,365	(36,603,109)	(1)
Annuity Reserves:
• Annuity Payments	—	(204)	(6,818)	—	(9,324)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(3,408)	320	—	44	—
	—	(3,612)	(6,498)	—	(9,280)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31)	(575,556)	(18,463,872)	573,365	(36,612,389)	(1)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(70,295)	(3,586,380)	588,669	(12,929,725)	—
NET ASSETS AT DECEMBER 31, 2014	—	5,379,425	157,076,821	588,669	554,863,646	—
Changes From Operations:
• Net investment income (loss)	—	(61,591)	(2,769,833)	294	(7,340,680)	(15)
• Net realized gain (loss) on investments	—	390,871	13,947,324	68,725	72,879,357	2,243
• Net change in unrealized appreciation or depreciation on investments	—	(32,209)	(3,139,534)	(78,181)	(81,540,433)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	297,071	8,037,957	(9,162)	(16,001,756)	2,228
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	55,005	14,084,350	61,746	22,653,266	1,379
• Contract withdrawals and transfers to annuity reserves	—	(478,136)	(15,976,774)	(6,526)	(42,970,854)	(2,939)
• Contract transfers	—	(80,923)	2,490,175	(5,166)	(16,460,775)	(668)
	—	(504,054)	597,751	50,054	(36,778,363)	(2,228)
Annuity Reserves:
• Annuity Payments	—	—	(8,056)	—	(17,962)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	1,008	—	(1,129)	—
	—	—	(7,048)	—	(19,091)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(504,054)	590,703	50,054	(36,797,454)	(2,228)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(206,983)	8,628,660	40,892	(52,799,210)	—
NET ASSETS AT DECEMBER 31, 2015	$—	$5,172,442	$165,705,481	$629,561	$502,064,436	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Strategic Income Portfolio Initial Class Subaccount	Fidelity VIP Strategic Income Portfolio Service Class 2 Subaccount	First Trust Multi Income Allocation Portfolio Class I Subaccount	First Trust Multi Income Allocation Portfolio Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class II Subaccount	Franklin Founding Funds Allocation VIP Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	1,693	—	(1,632)	—	(16,099)
• Net realized gain (loss) on investments	—	—	576	—	(659)	—	119
• Net change in unrealized appreciation or depreciation on investments	—	—	2,321	—	28,627	—	(77,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	4,590	—	26,336	—	(93,374)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	410,668	—	1,350,906	—	1,132,011
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	(911)	—	(5,566)
• Contract transfers	—	—	9,310	—	179,363	—	5,426,514
	—	—	419,978	—	1,529,358	—	6,552,959
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	419,978	—	1,529,358	—	6,552,959
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	424,568	—	1,555,694	—	6,459,585
NET ASSETS AT DECEMBER 31, 2014	—	—	424,568	—	1,555,694	—	6,459,585
Changes From Operations:
• Net investment income (loss)	4,685	31,287	30,896	1	117,999	111	136,123
• Net realized gain (loss) on investments	386	1,329	(25,739)	(44)	66,494	—	(538,641)
• Net change in unrealized appreciation or depreciation on investments	(8,836)	(69,291)	(154,517)	—	(297,415)	(209)	(251,816)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,765)	(36,675)	(149,360)	(43)	(112,922)	(98)	(654,334)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	19,358	1,408,720	2,316,669	500	6,885,206	—	2,608,360
• Contract withdrawals and transfers to annuity reserves	—	(37,663)	(83,118)	—	(234,428)	—	(100,225)
• Contract transfers	154,083	570,935	395,071	(457)	754,944	6,015	(4,411,613)
	173,441	1,941,992	2,628,622	43	7,405,722	6,015	(1,903,478)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	173,441	1,941,992	2,628,622	43	7,405,722	6,015	(1,903,478)
TOTAL INCREASE (DECREASE) IN NET ASSETS	169,676	1,905,317	2,479,262	—	7,292,800	5,917	(2,557,812)
NET ASSETS AT DECEMBER 31, 2015	$169,676	$1,905,317	$2,903,830	$—	$8,848,494	$5,917	$3,901,773

See accompanying notes.

	Franklin Income VIP Fund Class 1 Subaccount	Franklin Income VIP Fund Class 2 Subaccount	Franklin Income VIP Fund Class 4 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$637,025,857	$—	$—	$821,308,773	$—
Changes From Operations:
• Net investment income (loss)	(18)	22,040,866	(21,649)	—	6,271,572	1,828
• Net realized gain (loss) on investments	1,673	10,795,732	(8,115)	—	37,393,435	1,496
• Net change in unrealized appreciation or depreciation on investments	—	(13,400,992)	(144,095)	—	3,548,236	(2,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,655	19,435,606	(173,859)	—	47,213,243	1,162
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	44,954,167	7,271,675	—	30,470,804	857,818
• Contract withdrawals and transfers to annuity reserves	(1,655)	(70,285,001)	(51,293)	—	(74,506,541)	(4,068)
• Contract transfers	—	9,148,741	738,627	—	(8,122,074)	(33,711)
	(1,655)	(16,182,093)	7,959,009	—	(52,157,811)	820,039
Annuity Reserves:
• Annuity Payments	—	(24,705)	—	—	(11,623)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(3,416)	—	—	(2,713)	—
	—	(28,121)	—	—	(14,336)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,655)	(16,210,214)	7,959,009	—	(52,172,147)	820,039
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	3,225,392	7,785,150	—	(4,958,904)	821,201
NET ASSETS AT DECEMBER 31, 2014	—	640,251,249	7,785,150	—	816,349,869	821,201
Changes From Operations:
• Net investment income (loss)	(68)	18,744,469	395,927	1,324	14,310,039	56,756
• Net realized gain (loss) on investments	—	772,492	(216,991)	2,955	77,162,663	157,407
• Net change in unrealized appreciation or depreciation on investments	(1,111)	(72,130,896)	(1,464,682)	(8,166)	(137,178,444)	(451,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,179)	(52,613,935)	(1,285,746)	(3,887)	(45,705,742)	(236,872)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	57,863	28,104,279	9,929,449	26,334	18,022,990	3,033,073
• Contract withdrawals and transfers to annuity reserves	—	(59,905,912)	(703,306)	(329)	(69,320,849)	(355,132)
• Contract transfers	103	(9,203,542)	998,810	20,578	2,886,114	177,726
	57,966	(41,005,175)	10,224,953	46,583	(48,411,745)	2,855,667
Annuity Reserves:
• Annuity Payments	—	(53,653)	—	—	(22,671)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,812)	—	—	(484)	—
	—	(55,465)	—	—	(23,155)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,966	(41,060,640)	10,224,953	46,583	(48,434,900)	2,855,667
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,787	(93,674,575)	8,939,207	42,696	(94,140,642)	2,618,795
NET ASSETS AT DECEMBER 31, 2015	$56,787	$546,576,674	$16,724,357	$42,696	$722,209,227	$3,439,996

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Franklin Rising Dividends VIP Fund Class 1 Subaccount	Franklin Rising Dividends VIP Fund Class 4 Subaccount	Franklin Small Cap Value VIP Fund Class 1 Subaccount	Franklin Small Cap Value VIP Fund Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$153	$—
Changes From Operations:
• Net investment income (loss)	(1)	(7,220)	(272)	(1,952)	—	(6)	(1,192)
• Net realized gain (loss) on investments	—	438	7	(194)	—	(330)	(181)
• Net change in unrealized appreciation or depreciation on investments	(296)	97,257	14,038	6,218	—	(4)	15,682
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(297)	90,475	13,773	4,072	—	(340)	14,309
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	86,051	2,380,519	264,610	683,534	—	1,187	511,562
• Contract withdrawals and transfers to annuity reserves	—	(14,966)	—	(4,458)	—	(148)	(1,403)
• Contract transfers	—	156,430	2,333	46,467	—	(852)	107,216
	86,051	2,521,983	266,943	725,543	—	187	617,375
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	86,051	2,521,983	266,943	725,543	—	187	617,375
TOTAL INCREASE (DECREASE) IN NET ASSETS	85,754	2,612,458	280,716	729,615	—	(153)	631,684
NET ASSETS AT DECEMBER 31, 2014	85,754	2,612,458	280,716	729,615	—	—	631,684
Changes From Operations:
• Net investment income (loss)	3,849	10,928	1,446	(10,965)	(19)	(4)	(19,521)
• Net realized gain (loss) on investments	25,849	525,957	40,992	206,784	1,106	29	238,919
• Net change in unrealized appreciation or depreciation on investments	(42,741)	(882,431)	(64,809)	(403,919)	(1,421)	(62)	(374,982)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,043)	(345,546)	(22,371)	(208,100)	(334)	(37)	(155,584)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	247,224	5,085,334	17,568	1,699,740	5,501	248	1,693,598
• Contract withdrawals and transfers to annuity reserves	(7,693)	(155,666)	(216)	(39,433)	—	(765)	(160,842)
• Contract transfers	91,228	947,061	(2,177)	120,843	60	554	93,088
	330,759	5,876,729	15,175	1,781,150	5,561	37	1,625,844
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(719)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	(37)
	—	—	—	—	—	—	(756)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	330,759	5,876,729	15,175	1,781,150	5,561	37	1,625,088
TOTAL INCREASE (DECREASE) IN NET ASSETS	317,716	5,531,183	(7,196)	1,573,050	5,227	—	1,469,504
NET ASSETS AT DECEMBER 31, 2015	$403,470	$8,143,641	$273,520	$2,302,665	$5,227	$—	$2,101,188
See accompanying notes.

	Goldman Sachs VIT Large Cap Value Fund Service Class Subaccount	Goldman Sachs VIT Money Market Fund Institutional Class Subaccount	Goldman Sachs VIT Money Market Fund Service Class Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class Subaccount	Goldman Sachs VIT Strategic Income Fund Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$177,640,451	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	217,480	(244)	(34,181)	6,904	318	13,006
• Net realized gain (loss) on investments	38,101,579	—	—	141	(15)	(11,566)
• Net change in unrealized appreciation or depreciation on investments	(19,256,532)	—	—	(17,018)	(925)	(21,223)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,062,527	(244)	(34,181)	(9,973)	(622)	(19,783)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,913,266	608,085	16,258,398	697,331	10,006	1,191,383
• Contract withdrawals and transfers to annuity reserves	(15,421,259)	(10)	(2,384)	(378)	—	(581,819)
• Contract transfers	(12,204,548)	(277,675)	(9,308,506)	74,076	19,627	135,298
	(25,712,541)	330,400	6,947,508	771,029	29,633	744,862
Annuity Reserves:
• Annuity Payments	(1,565)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(463)	—	—	—	—	—
	(2,028)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,714,569)	330,400	6,947,508	771,029	29,633	744,862
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,652,042)	330,156	6,913,327	761,056	29,011	725,079
NET ASSETS AT DECEMBER 31, 2014	170,988,409	330,156	6,913,327	761,056	29,011	725,079
Changes From Operations:
• Net investment income (loss)	339,676	(1,301)	(316,636)	23,392	501	37,843
• Net realized gain (loss) on investments	20,236,836	—	—	(40,476)	—	(13,166)
• Net change in unrealized appreciation or depreciation on investments	(29,137,971)	—	—	(176,506)	(1,966)	(104,886)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,561,459)	(1,301)	(316,636)	(193,590)	(1,465)	(80,209)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,408,004	2,214,600	56,065,497	2,296,568	—	2,453,725
• Contract withdrawals and transfers to annuity reserves	(13,545,384)	(371,886)	(9,157,368)	(34,328)	—	(81,089)
• Contract transfers	2,458,567	(1,342,529)	(17,560,879)	(325,830)	897	709,621
	(9,678,813)	500,185	29,347,250	1,936,410	897	3,082,257
Annuity Reserves:
• Annuity Payments	(2,312)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(1)	—	—	—	—	—
	(2,313)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,681,126)	500,185	29,347,250	1,936,410	897	3,082,257
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,242,585)	498,884	29,030,614	1,742,820	(568)	3,002,048
NET ASSETS AT DECEMBER 31, 2015	$152,745,824	$829,040	$35,943,941	$2,503,876	$28,443	$3,727,127

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Guggenheim Long Short Equity Fund Subaccount	Guggenheim Multi-Hedge Strategies Fund Subaccount	Hartford Capital Appreciation HLS Fund Class IA Subaccount	Hartford Capital Appreciation HLS Fund Class IC Subaccount	Huntington VA Balanced Fund Subaccount	Huntington VA Dividend Capture Fund Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$3,020,057	$1,331,206	$2,811,844
Changes From Operations:
• Net investment income (loss)	(695)	(1,165)	337	6,974	59,915	53,133	(37,447)
• Net realized gain (loss) on investments	2	126	2,861	35,324	340,194	26,259	134,394
• Net change in unrealized appreciation or depreciation on investments	12,397	13,087	(2,943)	(20,424)	(376,964)	34,612	80,611
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,704	12,048	255	21,874	23,145	114,004	177,558
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	257,080	395,406	49,104	1,354,525	20,378	6,465	4,802
• Contract withdrawals and transfers to annuity reserves	(340)	(213)	—	(3,827)	(24,014)	(87,451)	(381,202)
• Contract transfers	69,062	96,858	—	203,202	(3,039,566)	25,699	18,392
	325,802	492,051	49,104	1,553,900	(3,043,202)	(55,287)	(358,008)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	325,802	492,051	49,104	1,553,900	(3,043,202)	(55,287)	(358,008)
TOTAL INCREASE (DECREASE) IN NET ASSETS	337,506	504,099	49,359	1,575,774	(3,020,057)	58,717	(180,450)
NET ASSETS AT DECEMBER 31, 2014	337,506	504,099	49,359	1,575,774	—	1,389,923	2,631,394
Changes From Operations:
• Net investment income (loss)	(17,383)	(8,955)	463	(18,524)	—	35,900	(37,386)
• Net realized gain (loss) on investments	(704)	7,400	15,424	889,526	—	31,508	85,523
• Net change in unrealized appreciation or depreciation on investments	(18,575)	3,572	(17,194)	(1,025,609)	—	(120,689)	39,300
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,662)	2,017	(1,307)	(154,607)	—	(53,281)	87,437
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,978,883	1,543,469	31,994	3,765,536	—	25,528	21,563
• Contract withdrawals and transfers to annuity reserves	(44,454)	(46,806)	—	(137,184)	—	(168,674)	(160,649)
• Contract transfers	1,249,200	1,501,415	(146)	1,058,467	—	(10,626)	(26,900)
	3,183,629	2,998,078	31,848	4,686,819	—	(153,772)	(165,986)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,183,629	2,998,078	31,848	4,686,819	—	(153,772)	(165,986)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,146,967	3,000,095	30,541	4,532,212	—	(207,053)	(78,549)
NET ASSETS AT DECEMBER 31, 2015	$3,484,473	$3,504,194	$79,900	$6,107,986	$—	$1,182,870	$2,552,845

See accompanying notes.

	Invesco V.I. American Franchise Fund Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series I Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series II Subaccount	Invesco V.I. Comstock Fund Series I Subaccount	Invesco V.I. Comstock Fund Series II Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,350,336	$—	$—	$—	$—	$9,093,922
Changes From Operations:
• Net investment income (loss)	(20,337)	(81)	(4,757)	—	2,640	(56,782)
• Net realized gain (loss) on investments	80,991	5	18,771	—	389	584,731
• Net change in unrealized appreciation or depreciation on investments	12,948	575	(9,950)	—	18,743	45,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,602	499	4,064	—	21,772	573,635
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,764	163,409	2,101,525	—	1,059,025	28,992
• Contract withdrawals and transfers to annuity reserves	(208,732)	(295)	(13,820)	—	(1,540)	(849,797)
• Contract transfers	(56,830)	—	(681,833)	—	44,346	(468,244)
	(263,798)	163,114	1,405,872	—	1,101,831	(1,289,049)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,455)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	1,030
	—	—	—	—	—	(425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(263,798)	163,114	1,405,872	—	1,101,831	(1,289,474)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(190,196)	163,613	1,409,936	—	1,123,603	(715,839)
NET ASSETS AT DECEMBER 31, 2014	1,160,140	163,613	1,409,936	—	1,123,603	8,378,083
Changes From Operations:
• Net investment income (loss)	(19,310)	7,158	153,435	755	17,665	(29,078)
• Net realized gain (loss) on investments	86,700	16,538	406,618	113	13,600	1,192,069
• Net change in unrealized appreciation or depreciation on investments	(40,761)	(32,856)	(900,601)	(3,772)	(182,894)	(1,712,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,629	(9,160)	(340,548)	(2,904)	(151,629)	(549,351)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	96,255	28,713	4,711,848	75,671	1,335,564	134,352
• Contract withdrawals and transfers to annuity reserves	(198,666)	(1,945)	(135,451)	—	(40,284)	(1,032,512)
• Contract transfers	309,848	—	394,408	3,291	(16,678)	(100,039)
	207,437	26,768	4,970,805	78,962	1,278,602	(998,199)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(3,266)
	—	—	—	—	—	(3,266)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	207,437	26,768	4,970,805	78,962	1,278,602	(1,001,465)
TOTAL INCREASE (DECREASE) IN NET ASSETS	234,066	17,608	4,630,257	76,058	1,126,973	(1,550,816)
NET ASSETS AT DECEMBER 31, 2015	$1,394,206	$181,221	$6,040,193	$76,058	$2,250,576	$6,827,267

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Invesco V.I. Core Equity Fund Series II Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Diversified Dividend Fund Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,492,738	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(22,590)	(22)	4,055	—
• Net realized gain (loss) on investments	160,750	31	1,256	—
• Net change in unrealized appreciation or depreciation on investments	10,602	1,161	24,574	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	148,762	1,170	29,885	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,549	—	662,083	—
• Contract withdrawals and transfers to annuity reserves	(299,820)	—	(4,205)	—
• Contract transfers	(20,795)	18,942	15,490	—
	(313,066)	18,942	673,368	—
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(313,066)	18,942	673,368	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(164,304)	20,112	703,253	—
NET ASSETS AT DECEMBER 31, 2014	2,328,434	20,112	703,253	—
Changes From Operations:
• Net investment income (loss)	(15,559)	389	17,719	99
• Net realized gain (loss) on investments	350,017	194	8,609	1,439
• Net change in unrealized appreciation or depreciation on investments	(492,754)	(223)	(64,541)	(1,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(158,296)	360	(38,213)	(315)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	19,609	10,068	3,116,361	4,754
• Contract withdrawals and transfers to annuity reserves	(233,477)	—	(76,488)	—
• Contract transfers	(176,457)	(1,670)	1,619,183	5,009
	(390,325)	8,398	4,659,056	9,763
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(390,325)	8,398	4,659,056	9,763
TOTAL INCREASE (DECREASE) IN NET ASSETS	(548,621)	8,758	4,620,843	9,448
NET ASSETS AT DECEMBER 31, 2015	$1,779,813	$28,870	$5,324,096	$9,448

See accompanying notes.

	Invesco V.I. Equally- Weighted S&P 500 Fund Series II Subaccount	Invesco V.I. Equity and Income Fund Series II Subaccount	Invesco V.I. International Growth Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$2,842,158
Changes From Operations:
• Net investment income (loss)	1,105	2,813	1,128
• Net realized gain (loss) on investments	52,447	18,632	322,128
• Net change in unrealized appreciation or depreciation on investments	(12,724)	492	(343,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,828	21,937	(20,015)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,412,909	917,968	218,577
• Contract withdrawals and transfers to annuity reserves	(1,678)	(5,621)	(427,229)
• Contract transfers	31,533	362,190	(227,592)
	1,442,764	1,274,537	(436,244)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,442,764	1,274,537	(436,244)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,483,592	1,296,474	(456,259)
NET ASSETS AT DECEMBER 31, 2014	1,483,592	1,296,474	2,385,899
Changes From Operations:
• Net investment income (loss)	23,167	68,689	2,524
• Net realized gain (loss) on investments	1,321,523	310,612	144,685
• Net change in unrealized appreciation or depreciation on investments	(1,752,132)	(569,699)	(241,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(407,442)	(190,398)	(94,633)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,335,395	2,829,695	128,256
• Contract withdrawals and transfers to annuity reserves	(262,132)	(83,128)	(256,681)
• Contract transfers	1,694,660	625,217	116,803
	7,767,923	3,371,784	(11,622)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,767,923	3,371,784	(11,622)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,360,481	3,181,386	(106,255)
NET ASSETS AT DECEMBER 31, 2015	$8,844,073	$4,477,860	$2,279,644

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Ivy Funds VIP Science and Technology Portfolio Class A Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	JPMIT Global Allocation Portfolio Class 2 Subaccount	JPMIT Income Builder Portfolio Class 2 Subaccount	JPMIT Intrepid Mid Cap Portfolio Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$18,533,143	$5,821,920	$1,145,170	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(4,039)	(22,462)	(90,081)	(6,846)	—	—	(72)
• Net realized gain (loss) on investments	218	1,051,921	840,777	89,791	—	—	—
• Net change in unrealized appreciation or depreciation on investments	13,526	66,797	(184,140)	(22,651)	—	—	2,819
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,705	1,096,256	566,556	60,294	—	—	2,747
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,519,514	98,704	22,574	654	—	—	49,105
• Contract withdrawals and transfers to annuity reserves	(1,088)	(2,475,142)	(532,362)	(196,913)	—	—	—
• Contract transfers	282,771	(251,654)	(143,624)	(48,175)	—	—	—
	1,801,197	(2,628,092)	(653,412)	(244,434)	—	—	49,105
Annuity Reserves:
• Annuity Payments	—	(10,602)	—	(924)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	92	—	413	—	—	—
	—	(10,510)	—	(511)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,801,197	(2,638,602)	(653,412)	(244,945)	—	—	49,105
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,810,902	(1,542,346)	(86,856)	(184,651)	—	—	51,852
NET ASSETS AT DECEMBER 31, 2014	1,810,902	16,990,797	5,735,064	960,519	—	—	51,852
Changes From Operations:
• Net investment income (loss)	(69,774)	(44,087)	(63,380)	(9,613)	19,736	4,046	118
• Net realized gain (loss) on investments	232,197	1,121,351	1,043,745	63,183	4,975	112	8,066
• Net change in unrealized appreciation or depreciation on investments	(802,902)	(1,312,275)	(860,262)	(81,676)	(74,258)	(4,310)	(12,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(640,479)	(235,011)	120,103	(28,106)	(49,547)	(152)	(4,436)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,135,194	138,413	71,278	13,136	1,305,163	237,457	14,669
• Contract withdrawals and transfers to annuity reserves	(129,153)	(3,309,387)	(806,500)	(175,055)	(45,124)	—	(137)
• Contract transfers	1,467,103	284,082	501,996	(1,609)	781,574	16,401	5,145
	8,473,144	(2,886,892)	(233,226)	(163,528)	2,041,613	253,858	19,677
Annuity Reserves:
• Annuity Payments	(593)	(6,326)	—	(922)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(27)	(3,599)	—	453	—	—	—
	(620)	(9,925)	—	(469)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,472,524	(2,896,817)	(233,226)	(163,997)	2,041,613	253,858	19,677
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,832,045	(3,131,828)	(113,123)	(192,103)	1,992,066	253,706	15,241
NET ASSETS AT DECEMBER 31, 2015	$9,642,947	$13,858,969	$5,621,941	$768,416	$1,992,066	$253,706	$67,093

See accompanying notes.

	JPMIT Intrepid Mid Cap Portfolio Class 2 Subaccount	LVIP American Balanced Allocation Fund Standard Class Subaccount	LVIP American Balanced Allocation Fund Service Class Subaccount	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$8,409,493	$—	$—	$656,928	$—
Changes From Operations:
• Net investment income (loss)	(3,452)	145,124	44,519	(291,688)	5,347	50,242
• Net realized gain (loss) on investments	1,320	357,932	24,195	115,401	20,903	13,631
• Net change in unrealized appreciation or depreciation on investments	64,894	(83,354)	(69,552)	3,232,908	2,340	(49,763)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,762	419,702	(838)	3,056,621	28,590	14,110
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,314,690	550,793	2,636,917	32,639,598	48,013	3,525,658
• Contract withdrawals and transfers to annuity reserves	(3,050)	(315,734)	(16,783)	(1,350,529)	(180,890)	(5,049)
• Contract transfers	206,829	(39,814)	4,887	49,669,755	(96)	356,101
	1,518,469	195,245	2,625,021	80,958,824	(132,973)	3,876,710
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,518,469	195,245	2,625,021	80,958,824	(132,973)	3,876,710
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,581,231	614,947	2,624,183	84,015,445	(104,383)	3,890,820
NET ASSETS AT DECEMBER 31, 2014	1,581,231	9,024,440	2,624,183	84,015,445	552,545	3,890,820
Changes From Operations:
• Net investment income (loss)	(24,567)	214,167	232,885	192,350	13,949	259,894
• Net realized gain (loss) on investments	464,693	297,323	272,624	791,029	6,174	120,844
• Net change in unrealized appreciation or depreciation on investments	(856,139)	(652,200)	(812,722)	(8,779,153)	(36,694)	(1,013,926)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(416,013)	(140,710)	(307,213)	(7,795,774)	(16,571)	(633,188)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,290,973	638,275	8,200,767	56,039,929	29,763	8,812,126
• Contract withdrawals and transfers to annuity reserves	(98,730)	(478,699)	(308,599)	(5,254,111)	(5,667)	(318,792)
• Contract transfers	1,181,558	354,054	2,169,858	21,576,493	(269)	2,462,244
	4,373,801	513,630	10,062,026	72,362,311	23,827	10,955,578
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,373,801	513,630	10,062,026	72,362,311	23,827	10,955,578
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,957,788	372,920	9,754,813	64,566,537	7,256	10,322,390
NET ASSETS AT DECEMBER 31, 2015	$5,539,019	$9,397,360	$12,378,996	$148,581,982	$559,801	$14,213,210

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP American Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Fund Service Class II Subaccount	LVIP American Global Small Capitalization Fund Service Class II Subaccount	LVIP American Growth Allocation Fund Standard Class Subaccount	LVIP American Growth Allocation Fund Service Class Subaccount	LVIP American Growth Fund Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$466,881	$—	$74,678,162	$65,952,218	$651,795	$—	$268,413,384
Changes From Operations:
• Net investment income (loss)	9,999	240,413	(571,198)	(1,109,230)	10,386	52,971	(2,047,714)
• Net realized gain (loss) on investments	15,610	16,834	2,007,688	2,157,702	24,764	20,466	8,604,257
• Net change in unrealized appreciation or depreciation on investments	(13,997)	(311,209)	(983,581)	(1,042,023)	(5,409)	(74,144)	11,136,362
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,612	(53,962)	452,909	6,449	29,741	(707)	17,692,905
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	479,826	17,311,759	15,449,874	5,236,861	26,676	3,055,447	33,585,700
• Contract withdrawals and transfers to annuity reserves	(126,757)	(16,700)	(3,972,986)	(3,121,323)	(27,638)	(6,970)	(14,040,906)
• Contract transfers	28,655	1,899,481	3,693,706	(461,318)	51,502	108,989	(2,127,926)
	381,724	19,194,540	15,170,594	1,654,220	50,540	3,157,466	17,416,868
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(131,324)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	46,853
	—	—	—	—	—	—	(84,471)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	381,724	19,194,540	15,170,594	1,654,220	50,540	3,157,466	17,332,397
TOTAL INCREASE (DECREASE) IN NET ASSETS	393,336	19,140,578	15,623,503	1,660,669	80,281	3,156,759	35,025,302
NET ASSETS AT DECEMBER 31, 2014	860,217	19,140,578	90,301,665	67,612,887	732,076	3,156,759	303,438,686
Changes From Operations:
• Net investment income (loss)	24,919	1,024,878	(52,754)	(996,736)	27,503	222,233	(4,495,179)
• Net realized gain (loss) on investments	15,335	50,958	11,143,420	3,219,924	53,352	393,882	26,769,791
• Net change in unrealized appreciation or depreciation on investments	(54,402)	(4,059,893)	(7,120,930)	(3,604,585)	(129,011)	(948,962)	(7,980,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,148)	(2,984,057)	3,969,736	(1,381,397)	(48,156)	(332,847)	14,293,903
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	384,790	31,402,214	13,276,159	4,546,970	644,577	8,929,446	33,679,997
• Contract withdrawals and transfers to annuity reserves	(319,985)	(1,199,057)	(6,903,110)	(4,349,299)	(184,226)	(138,956)	(21,956,132)
• Contract transfers	(1,052)	7,396,022	15,622,219	2,163,866	98,523	1,556,848	(7,351,171)
	63,753	37,599,179	21,995,268	2,361,537	558,874	10,347,338	4,372,694
Annuity Reserves:
• Annuity Payments	—	—	(2,890)	—	—	—	(134,471)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	2,604	—	—	—	(512)
	—	—	(286)	—	—	—	(134,983)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,753	37,599,179	21,994,982	2,361,537	558,874	10,347,338	4,237,711
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,605	34,615,122	25,964,718	980,140	510,718	10,014,491	18,531,614
NET ASSETS AT DECEMBER 31, 2015	$909,822	$53,755,700	$116,266,383	$68,593,027	$1,242,794	$13,171,250	$321,970,300

See accompanying notes.

	LVIP American Growth-Income Fund Service Class II Subaccount	LVIP American Income Allocation Fund Standard Class Subaccount	LVIP American International Fund Service Class II Subaccount	LVIP American Preservation Fund Standard Class Subaccount	LVIP American Preservation Fund Service Class Subaccount	LVIP AQR Enhanced Global Strategies Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$220,496,857	$1,344	$136,697,384	$214,542	$—	$—
Changes From Operations:
• Net investment income (loss)	(1,365,118)	148	(1,157,849)	(497)	1,070	259
• Net realized gain (loss) on investments	9,408,320	73	2,747,757	191	96	(2)
• Net change in unrealized appreciation or depreciation on investments	10,985,320	(163)	(8,130,822)	2,586	(1,093)	795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,028,522	58	(6,540,914)	2,280	73	1,052
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	28,352,958	5,000	10,338,817	25,016	213,027	15,000
• Contract withdrawals and transfers to annuity reserves	(12,798,819)	(14)	(6,769,392)	(116,656)	(105,270)	—
• Contract transfers	(4,593,315)	(7)	4,972,371	2,775	44,068	(1,227)
	10,960,824	4,979	8,541,796	(88,865)	151,825	13,773
Annuity Reserves:
• Annuity Payments	(131,200)	—	(64,047)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	47,207	—	22,024	—	—	—
	(83,993)	—	(42,023)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,876,831	4,979	8,499,773	(88,865)	151,825	13,773
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,905,353	5,037	1,958,859	(86,585)	151,898	14,825
NET ASSETS AT DECEMBER 31, 2014	250,402,210	6,381	138,656,243	127,957	151,898	14,825
Changes From Operations:
• Net investment income (loss)	(685,738)	155	(420,429)	383	18,864	165
• Net realized gain (loss) on investments	19,345,374	165	2,211,228	60	(12,009)	57
• Net change in unrealized appreciation or depreciation on investments	(20,479,620)	(408)	(11,031,928)	(890)	(61,535)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,819,984)	(88)	(9,241,129)	(447)	(54,680)	222
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	29,238,728	—	9,762,527	5,137	4,292,695	—
• Contract withdrawals and transfers to annuity reserves	(16,762,535)	(68)	(8,266,997)	(52,091)	(22,075)	—
• Contract transfers	12,086,984	(43)	6,808,733	754	(1,060,288)	(820)
	24,563,177	(111)	8,304,263	(46,200)	3,210,332	(820)
Annuity Reserves:
• Annuity Payments	(130,780)	—	(60,327)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(104)	—	1,279	—	—	—
	(130,884)	—	(59,048)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,432,293	(111)	8,245,215	(46,200)	3,210,332	(820)
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,612,309	(199)	(995,914)	(46,647)	3,155,652	(598)
NET ASSETS AT DECEMBER 31, 2015	$273,014,519	$6,182	$137,660,329	$81,310	$3,307,550	$14,227

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP AQR Enhanced Global Strategies Fund Service Class Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$184,552,492	$63,377	$91,068,793	$100,976	$307,536,644
Changes From Operations:
• Net investment income (loss)	18,813	1,745	(2,676,375)	284	(648,416)	3,731	(1,178,122)
• Net realized gain (loss) on investments	832	172	11,772,469	268	109,523	234	3,447,191
• Net change in unrealized appreciation or depreciation on investments	(4,288)	20,135	(4,010,858)	(10,580)	(10,320,777)	1,120	5,262,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,357	22,052	5,085,236	(10,028)	(10,859,670)	5,085	7,531,255
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,312,058	503,895	11,097,890	66,495	54,215,206	251,090	117,203,146
• Contract withdrawals and transfers to annuity reserves	(380)	(972)	(16,151,777)	(3,576)	(5,240,202)	(4,360)	(18,203,421)
• Contract transfers	(28,796)	—	(8,637,385)	6,924	37,332,207	(1,176)	45,146,561
	1,282,882	502,923	(13,691,272)	69,843	86,307,211	245,554	144,146,286
Annuity Reserves:
• Annuity Payments	—	—	(19,219)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(4,017)	—	—	—	—
	—	—	(23,236)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,282,882	502,923	(13,714,508)	69,843	86,307,211	245,554	144,146,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,298,239	524,975	(8,629,272)	59,815	75,447,541	250,639	151,677,541
NET ASSETS AT DECEMBER 31, 2014	1,298,239	524,975	175,923,220	123,192	166,516,334	351,615	459,214,185
Changes From Operations:
• Net investment income (loss)	11,764	(2,385)	(2,889,968)	332	(190,027)	514	(132,510)
• Net realized gain (loss) on investments	(565)	40,979	21,270,927	(4,315)	(1,551,636)	(15,638)	1,458,132
• Net change in unrealized appreciation or depreciation on investments	(25,064)	(64,166)	(29,511,051)	(22,694)	(37,046,008)	(7,608)	(35,611,934)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,865)	(25,572)	(11,130,092)	(26,677)	(38,787,671)	(22,732)	(34,286,312)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,155,976	395	10,221,044	44,067	45,566,822	6,172	106,590,849
• Contract withdrawals and transfers to annuity reserves	(20,133)	(11,602)	(13,953,011)	(23,920)	(8,576,950)	(8,867)	(27,477,927)
• Contract transfers	145,912	—	4,613,705	22,762	48,199,579	(215,710)	43,844,240
	1,281,755	(11,207)	881,738	42,909	85,189,451	(218,405)	122,957,162
Annuity Reserves:
• Annuity Payments	—	—	(20,922)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	369	—	—	—	—
	—	—	(20,553)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,281,755	(11,207)	861,185	42,909	85,189,451	(218,405)	122,957,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,267,890	(36,779)	(10,268,907)	16,232	46,401,780	(241,137)	88,670,850
NET ASSETS AT DECEMBER 31, 2015	$2,566,129	$488,196	$165,654,313	$139,424	$212,918,114	$110,478	$547,885,035

See accompanying notes.

	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$279,805	$311,901,805	$457,685	$753,786,479	$—	$—
Changes From Operations:
• Net investment income (loss)	(390)	(4,823,954)	2,902	(5,239,043)	3,403	20,150
• Net realized gain (loss) on investments	8,605	6,532,190	(2,349)	(5,580,001)	—	(2,348)
• Net change in unrealized appreciation or depreciation on investments	(10,640)	(17,900,614)	7,344	18,928,704	(4,108)	(29,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,425)	(16,192,378)	7,897	8,109,660	(705)	(11,843)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	73,571	334,689,796	138,549	63,783,980	208,601	1,057,533
• Contract withdrawals and transfers to annuity reserves	(120,854)	(21,259,049)	(110,555)	(63,109,979)	—	(2,525)
• Contract transfers	62,805	144,520,282	7,203	27,066,128	—	(81,425)
	15,522	457,951,029	35,197	27,740,129	208,601	973,583
Annuity Reserves:
• Annuity Payments	—	(722)	—	(14,638)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	52	—	(738)	—	—
	—	(670)	—	(15,376)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,522	457,950,359	35,197	27,724,753	208,601	973,583
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,097	441,757,981	43,094	35,834,413	207,896	961,740
NET ASSETS AT DECEMBER 31, 2014	292,902	753,659,786	500,779	789,620,892	207,896	961,740
Changes From Operations:
• Net investment income (loss)	95	(8,505,629)	1,068	(3,305,236)	5,360	81,315
• Net realized gain (loss) on investments	9,968	36,999,496	(7,409)	(7,093,806)	(14,446)	(5,380)
• Net change in unrealized appreciation or depreciation on investments	(22,996)	(89,657,935)	(17,258)	(26,020,230)	(14,488)	(242,910)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,933)	(61,164,068)	(23,599)	(36,419,272)	(23,574)	(166,975)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	20,712	181,381,493	160,903	44,718,447	486,019	1,988,072
• Contract withdrawals and transfers to annuity reserves	(49,732)	(41,284,004)	(77,966)	(61,123,701)	(26,510)	(79,456)
• Contract transfers	4,336	72,706,343	93,692	4,507,548	(423,344)	820,736
	(24,684)	212,803,832	176,629	(11,897,706)	36,165	2,729,352
Annuity Reserves:
• Annuity Payments	—	(2,053)	—	(17,783)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,908	—	1,942	—	—
	—	(145)	—	(15,841)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,684)	212,803,687	176,629	(11,913,547)	36,165	2,729,352
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,617)	151,639,619	153,030	(48,332,819)	12,591	2,562,377
NET ASSETS AT DECEMBER 31, 2015	$255,285	$905,299,405	$653,809	$741,288,073	$220,487	$3,524,117

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class Subaccount	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class Subaccount	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$101,071,326	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—	4,323	587,536	—	800	173,805
• Net realized gain (loss) on investments	—	—	4	4,586,660	—	—	35,778
• Net change in unrealized appreciation or depreciation on investments	—	—	4,678	6,445,217	—	(1,317)	1,139,869
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	9,005	11,619,413	—	(517)	1,349,452
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	282,220	7,223,013	—	66,491	45,836,909
• Contract withdrawals and transfers to annuity reserves	—	—	—	(8,474,796)	—	(126)	(748,942)
• Contract transfers	—	—	—	(5,480,774)	—	—	14,873,319
	—	—	282,220	(6,732,557)	—	66,365	59,961,286
Annuity Reserves:
• Annuity Payments	—	—	—	(6,482)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(1,700)	—	—	—
	—	—	—	(8,182)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	282,220	(6,740,739)	—	66,365	59,961,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	291,225	4,878,674	—	65,848	61,310,738
NET ASSETS AT DECEMBER 31, 2014	—	—	291,225	105,950,000	—	65,848	61,310,738
Changes From Operations:
• Net investment income (loss)	318	(98,208)	7,828	1,292,927	54,370	132	(605,643)
• Net realized gain (loss) on investments	(1)	(67,942)	(58)	4,492,885	(52,002)	152	567,501
• Net change in unrealized appreciation or depreciation on investments	(7,285)	(1,210,524)	(12,334)	(9,214,021)	(1,316,219)	(3,138)	(6,166,554)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,968)	(1,376,674)	(4,564)	(3,428,209)	(1,313,851)	(2,854)	(6,204,696)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	306,197	20,245,038	21,221	10,545,918	39,964,677	7,500	45,223,172
• Contract withdrawals and transfers to annuity reserves	(401)	(232,614)	(1,545)	(9,030,631)	(510,662)	(1,974)	(3,484,071)
• Contract transfers	5,732	8,011,964	428	1,614,003	12,594,791	460	25,864,745
	311,528	28,024,388	20,104	3,129,290	52,048,806	5,986	67,603,846
Annuity Reserves:
• Annuity Payments	—	—	—	(7,196)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	206	—	—	—
	—	—	—	(6,990)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	311,528	28,024,388	20,104	3,122,300	52,048,806	5,986	67,603,846
TOTAL INCREASE (DECREASE) IN NET ASSETS	304,560	26,647,714	15,540	(305,909)	50,734,955	3,132	61,399,150
NET ASSETS AT DECEMBER 31, 2015	$304,560	$26,647,714	$306,765	$105,644,091	$50,734,955	$68,980	$122,709,888

See accompanying notes.

	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$121,752,782	$2,446,199,219	$988,536	$671,179,345	$7,980,316	$21,722,483
Changes From Operations:
• Net investment income (loss)	251,502	9,850,961	4,059	(4,303,123)	40,017	38,071
• Net realized gain (loss) on investments	1,806,640	19,610,756	600	1,025,333	374,289	1,297,096
• Net change in unrealized appreciation or depreciation on investments	2,753,512	74,256,020	(12,688)	(7,256,666)	(223,290)	(845,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,811,654	103,717,737	(8,029)	(10,534,456)	191,016	489,830
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,338,923	241,368,941	313,472	129,707,487	20,640	93,394
• Contract withdrawals and transfers to annuity reserves	(18,858,347)	(217,782,040)	(96,979)	(54,187,709)	(1,929,381)	(3,340,725)
• Contract transfers	(2,422,653)	74,081,443	82,012	15,632,496	(24,867)	(432,000)
	(19,942,077)	97,668,344	298,505	91,152,274	(1,933,608)	(3,679,331)
Annuity Reserves:
• Annuity Payments	(36,226)	(66,487)	—	(577)	(3,803)	—
• Receipt (reimbursement) of mortality guarantee adjustments	5,995	(2,671)	—	—	32	—
	(30,231)	(69,158)	—	(577)	(3,771)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,972,308)	97,599,186	298,505	91,151,697	(1,937,379)	(3,679,331)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,160,654)	201,316,923	290,476	80,617,241	(1,746,363)	(3,189,501)
NET ASSETS AT DECEMBER 31, 2014	106,592,128	2,647,516,142	1,279,012	751,796,586	6,233,953	18,532,982
Changes From Operations:
• Net investment income (loss)	576,796	19,341,518	12,852	(2,827,452)	(7,695)	(73,726)
• Net realized gain (loss) on investments	1,129,290	10,903,065	(2,462)	(1,373,779)	434,870	1,424,926
• Net change in unrealized appreciation or depreciation on investments	(2,941,189)	(68,948,713)	(36,264)	(15,768,349)	(557,060)	(1,860,758)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,235,103)	(38,704,130)	(25,874)	(19,969,580)	(129,885)	(509,558)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,501,589	298,080,282	578,785	55,202,276	13,437	110,448
• Contract withdrawals and transfers to annuity reserves	(13,286,997)	(221,078,319)	(106,057)	(50,715,728)	(1,084,176)	(2,375,565)
• Contract transfers	611,493	137,885,082	23,559	(13,157,067)	(219,498)	(981,059)
	(11,173,915)	214,887,045	496,287	(8,670,519)	(1,290,237)	(3,246,176)
Annuity Reserves:
• Annuity Payments	(41,054)	(75,372)	—	(1,133)	(3,708)	—
• Receipt (reimbursement) of mortality guarantee adjustments	13,077	2,189	—	(208)	1	—
	(27,977)	(73,183)	—	(1,341)	(3,707)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,201,892)	214,813,862	496,287	(8,671,860)	(1,293,944)	(3,246,176)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,436,995)	176,109,732	470,413	(28,641,440)	(1,423,829)	(3,755,734)
NET ASSETS AT DECEMBER 31, 2015	$94,155,133	$2,823,625,874	$1,749,425	$723,155,146	$4,810,124	$14,777,248

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$9,794,822	$61,218,438	$50,793,495	$1,718,117	$96,814,879	$—	$—
Changes From Operations:
• Net investment income (loss)	(14,009)	(237,774)	(317,504)	44,096	940,741	—	—
• Net realized gain (loss) on investments	1,189,934	7,232,024	4,010,319	7,120	725,258	—	—
• Net change in unrealized appreciation or depreciation on investments	(6,967)	414,625	(876,566)	(281,256)	(17,533,952)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,168,958	7,408,875	2,816,249	(230,040)	(15,867,953)	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	94,776	3,600,596	3,087,998	910,480	52,211,839	—	—
• Contract withdrawals and transfers to annuity reserves	(1,172,883)	(6,523,337)	(4,314,433)	(26,597)	(8,169,590)	—	—
• Contract transfers	(524,461)	(1,194,266)	(1,057,602)	359,963	46,239,346	—	—
	(1,602,568)	(4,117,007)	(2,284,037)	1,243,846	90,281,595	—	—
Annuity Reserves:
• Annuity Payments	(10,177)	—	(1,025)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(429)	—	1	—	—	—	—
	(10,606)	—	(1,024)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,613,174)	(4,117,007)	(2,285,061)	1,243,846	90,281,595	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(444,216)	3,291,868	531,188	1,013,806	74,413,642	—	—
NET ASSETS AT DECEMBER 31, 2014	9,350,606	64,510,306	51,324,683	2,731,923	171,228,521	—	—
Changes From Operations:
• Net investment income (loss)	(23,358)	(336,126)	(347,527)	4,179	(1,805,117)	2,571	15,108
• Net realized gain (loss) on investments	1,503,950	10,224,078	4,653,138	(18,034)	(770,103)	(1,066)	(60,505)
• Net change in unrealized appreciation or depreciation on investments	(1,679,596)	(11,484,361)	(5,127,655)	(39,910)	(12,929,778)	(1,508)	(192,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(199,004)	(1,596,409)	(822,044)	(53,765)	(15,504,998)	(3)	(237,490)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	109,189	4,135,107	2,286,801	57,543	50,633,979	106,150	2,226,771
• Contract withdrawals and transfers to annuity reserves	(928,038)	(6,685,943)	(3,979,943)	(43,684)	(10,442,061)	(128)	(55,428)
• Contract transfers	(140,730)	212,948	1,857,080	(897,394)	38,648,639	235,322	3,432,738
	(959,579)	(2,337,888)	163,938	(883,535)	78,840,557	341,344	5,604,081
Annuity Reserves:
• Annuity Payments	(12,450)	(153)	(1,015)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,938	—	8	—	—	—	—
	(10,512)	(153)	(1,007)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(970,091)	(2,338,041)	162,931	(883,535)	78,840,557	341,344	5,604,081
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,169,095)	(3,934,450)	(659,113)	(937,300)	63,335,559	341,341	5,366,591
NET ASSETS AT DECEMBER 31, 2015	$8,181,511	$60,575,856	$50,665,570	$1,794,623	$234,564,080	$341,341	$5,366,591

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$45,481,537	$2,289,505	$166,034,802	$—	$—
Changes From Operations:
• Net investment income (loss)	—	(45,874)	22,017	(1,837,468)	—	—
• Net realized gain (loss) on investments	—	5,328,677	25,233	4,502,915	—	—
• Net change in unrealized appreciation or depreciation on investments	—	(906,893)	125,744	5,183,451	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	4,375,910	172,994	7,848,898	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	226,828	1,867,772	89,138,294	—	—
• Contract withdrawals and transfers to annuity reserves	—	(5,154,430)	(61,878)	(14,976,603)	—	—
• Contract transfers	—	(2,436,843)	545,399	52,232,449	—	—
	—	(7,364,445)	2,351,293	126,394,140	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(7,364,445)	2,351,293	126,394,140	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(2,988,535)	2,524,287	134,243,038	—	—
NET ASSETS AT DECEMBER 31, 2014	—	42,493,002	4,813,792	300,277,840	—	—
Changes From Operations:
• Net investment income (loss)	14,535	(161,690)	25,707	(2,164,993)	4,053	4,380
• Net realized gain (loss) on investments	42,206	6,931,330	65,308	2,814,611	1,705	(50,782)
• Net change in unrealized appreciation or depreciation on investments	(47,832)	(8,344,224)	(496,515)	(36,277,354)	4,600	(152,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,909	(1,574,584)	(405,500)	(35,627,736)	10,358	(198,683)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	803,320	2,976,544	663,787	77,146,306	189,925	1,057,800
• Contract withdrawals and transfers to annuity reserves	(628)	(4,406,003)	(69,661)	(17,282,291)	(166)	(35,081)
• Contract transfers	130,731	150,268	(564,753)	54,147,078	316,756	2,661,740
	933,423	(1,279,191)	29,373	114,011,093	506,515	3,684,459
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	933,423	(1,279,191)	29,373	114,011,093	506,515	3,684,459
TOTAL INCREASE (DECREASE) IN NET ASSETS	942,332	(2,853,775)	(376,127)	78,383,357	516,873	3,485,776
NET ASSETS AT DECEMBER 31, 2015	$942,332	$39,639,227	$4,437,665	$378,661,197	$516,873	$3,485,776

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Service Class Subaccount	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,289,428	$217,354,625	$—	$—	$—	$—	$1,095,714,114
Changes From Operations:
• Net investment income (loss)	52,301	(89,703)	261	276,551	8,103	584	1,353,337
• Net realized gain (loss) on investments	5,016	252,605	—	251,703	33	405	28,287,360
• Net change in unrealized appreciation or depreciation on investments	59,659	6,216,243	(701)	(1,338,204)	(6,137)	(1,039)	11,590,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,976	6,379,145	(440)	(809,950)	1,999	(50)	41,231,202
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,289,849	80,462,466	20,004	45,463,073	530,761	33,750	145,573,267
• Contract withdrawals and transfers to annuity reserves	(139,834)	(15,674,702)	(26)	(1,744,244)	(849)	(90)	(89,864,548)
• Contract transfers	379,247	49,545,947	231	45,089,903	59,712	(200)	38,673,109
	2,529,262	114,333,711	20,209	88,808,732	589,624	33,460	94,381,828
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(2,680)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	(896)
	—	—	—	—	—	—	(3,576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,529,262	114,333,711	20,209	88,808,732	589,624	33,460	94,378,252
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,646,238	120,712,856	19,769	87,998,782	591,623	33,410	135,609,454
NET ASSETS AT DECEMBER 31, 2014	4,935,666	338,067,481	19,769	87,998,782	591,623	33,410	1,231,323,568
Changes From Operations:
• Net investment income (loss)	29,451	(674,069)	161	1,785,375	7,043	2,094	2,268,418
• Net realized gain (loss) on investments	5,856	289,101	(399)	(270,017)	10,156	922	29,384,579
• Net change in unrealized appreciation or depreciation on investments	(46,664)	(6,230,312)	(680)	(16,422,731)	(105,421)	(6,185)	(82,001,151)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,357)	(6,615,280)	(918)	(14,907,373)	(88,222)	(3,169)	(50,348,154)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	469,149	61,108,339	6	74,763,968	1,514,807	77,074	99,941,932
• Contract withdrawals and transfers to annuity reserves	(476,364)	(21,920,407)	(10,055)	(5,433,848)	(9,977)	(542)	(103,625,897)
• Contract transfers	(1,402,927)	38,160,691	872	24,221,489	75,481	6,925	66,996,899
	(1,410,142)	77,348,623	(9,177)	93,551,609	1,580,311	83,457	63,312,934
Annuity Reserves:
• Annuity Payments	—	(556)	—	—	—	—	(2,545)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(431)	—	—	—	—	(4)
	—	(987)	—	—	—	—	(2,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,410,142)	77,347,636	(9,177)	93,551,609	1,580,311	83,457	63,310,385
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,421,499)	70,732,356	(10,095)	78,644,236	1,492,089	80,288	12,962,231
NET ASSETS AT DECEMBER 31, 2015	$3,514,167	$408,799,837	$9,674	$166,643,018	$2,083,712	$113,698	$1,244,285,799

See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Income Fund Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,659,166	$6,143,754,716	$—	$507,160,913	$50,305	$5,192,083,585
Changes From Operations:
• Net investment income (loss)	56,243	33,400,230	—	(6,984,006)	6,561	18,623,862
• Net realized gain (loss) on investments	5,155	27,340,719	—	1,003,416	3,292	35,921,394
• Net change in unrealized appreciation or depreciation on investments	33,478	48,761,138	—	5,362,592	(16,677)	70,746,433
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	94,876	109,502,087	—	(617,998)	(6,824)	125,291,689
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	477,254	1,784,062,563	—	78,023,175	558,760	1,185,146,618
• Contract withdrawals and transfers to annuity reserves	(212,699)	(320,561,935)	—	(34,955,610)	(18,561)	(348,209,206)
• Contract transfers	49,137	540,575,634	—	36,869,858	(324)	389,225,607
	313,692	2,004,076,262	—	79,937,423	539,875	1,226,163,019
Annuity Reserves:
• Annuity Payments	—	(2,791)	—	(29,263)	—	(36,973)
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	(1,849)	—	1,278
	—	(2,790)	—	(31,112)	—	(35,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	313,692	2,004,073,472	—	79,906,311	539,875	1,226,127,324
TOTAL INCREASE (DECREASE) IN NET ASSETS	408,568	2,113,575,559	—	79,288,313	533,051	1,351,419,013
NET ASSETS AT DECEMBER 31, 2014	4,067,734	8,257,330,275	—	586,449,226	583,356	6,543,502,598
Changes From Operations:
• Net investment income (loss)	53,284	19,271,683	(8)	8,099,396	6,745	16,348,830
• Net realized gain (loss) on investments	9,929	33,370,299	—	3,320,277	(150)	46,430,032
• Net change in unrealized appreciation or depreciation on investments	(261,489)	(538,947,893)	66	(35,721,281)	(37,709)	(423,345,524)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(198,276)	(486,305,911)	58	(24,301,608)	(31,114)	(360,566,662)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	31,502	846,405,327	52,975	60,434,568	46,757	667,555,620
• Contract withdrawals and transfers to annuity reserves	(332,858)	(431,893,769)	—	(40,513,707)	(80,059)	(433,031,145)
• Contract transfers	434,210	222,740,934	—	17,107,970	248,230	206,643,024
	132,854	637,252,492	52,975	37,028,831	214,928	441,167,499
Annuity Reserves:
• Annuity Payments	—	(2,332)	—	(32,981)	—	(35,395)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1)	—	(431)	—	2,149
	—	(2,333)	—	(33,412)	—	(33,246)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	132,854	637,250,159	52,975	36,995,419	214,928	441,134,253
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,422)	150,944,248	53,033	12,693,811	183,814	80,567,591
NET ASSETS AT DECEMBER 31, 2015	$4,002,312	$8,408,274,523	$53,033	$599,143,037	$767,170	$6,624,070,189

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Goldman Sachs Income Builder Fund Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund Service Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class Subaccount	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class Subaccount	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$168,724,647	$—
Changes From Operations:
• Net investment income (loss)	490	12,719	25,052	802	(23,325)	(3,698,337)	—
• Net realized gain (loss) on investments	(1)	463	111,682	1	(11,712)	150,723	—
• Net change in unrealized appreciation or depreciation on investments	(627)	(15,010)	45,032	(1,120)	412,271	(15,599,269)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(138)	(1,828)	181,766	(317)	377,234	(19,146,883)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	366,945	24,294,147	79,736	47,494,519	72,504,110	—
• Contract withdrawals and transfers to annuity reserves	—	(2,792)	(268,795)	(190)	(1,103,588)	(9,813,967)	—
• Contract transfers	20,168	227,219	6,161,740	—	22,375,180	35,833,804	—
	20,168	591,372	30,187,092	79,546	68,766,111	98,523,947	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(2,425)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(773)	—
	—	—	—	—	—	(3,198)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,168	591,372	30,187,092	79,546	68,766,111	98,520,749	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,030	589,544	30,368,858	79,229	69,143,345	79,373,866	—
NET ASSETS AT DECEMBER 31, 2014	20,030	589,544	30,368,858	79,229	69,143,345	248,098,513	—
Changes From Operations:
• Net investment income (loss)	574	60,282	473,756	486	119,896	(4,661,813)	1,750
• Net realized gain (loss) on investments	(25)	(9,598)	(88,085)	(160)	(348,950)	4,468,569	173
• Net change in unrealized appreciation or depreciation on investments	(1,401)	(182,664)	(6,523,110)	(7,724)	(11,040,758)	(19,661,006)	(4,312)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(852)	(131,980)	(6,137,439)	(7,398)	(11,269,812)	(19,854,250)	(2,389)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	655,688	65,735,181	—	37,687,156	45,614,075	36,538
• Contract withdrawals and transfers to annuity reserves	—	(165,348)	(2,773,825)	(2,697)	(3,503,463)	(13,822,556)	—
• Contract transfers	4	1,519,644	24,932,916	4,136	20,929,915	25,576,693	367
	4	2,009,984	87,894,272	1,439	55,113,608	57,368,212	36,905
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(3,683)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	1,894	—
	—	—	—	—	—	(1,789)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4	2,009,984	87,894,272	1,439	55,113,608	57,366,423	36,905
TOTAL INCREASE (DECREASE) IN NET ASSETS	(848)	1,878,004	81,756,833	(5,959)	43,843,796	37,512,173	34,516
NET ASSETS AT DECEMBER 31, 2015	$19,182	$2,467,548	$112,125,691	$73,270	$112,987,141	$285,610,686	$34,516

See accompanying notes.

	LVIP JPMorgan High Yield Fund Service Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$141,403,669	$—	$189,103,437	$6,458,866	$16,908,022	$9,728,805
Changes From Operations:
• Net investment income (loss)	3,658,052	513	(2,578,556)	(7,550)	(16,222)	(9,672)
• Net realized gain (loss) on investments	2,989,148	253	3,290,918	303,161	841,402	781,672
• Net change in unrealized appreciation or depreciation on investments	(5,529,496)	2,322	15,380,348	(138,777)	(413,223)	(573,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,117,704	3,088	16,092,710	156,834	411,957	198,117
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	24,155,720	71,147	88,118,483	12,067	52,068	48,087
• Contract withdrawals and transfers to annuity reserves	(10,875,962)	(69)	(11,433,380)	(1,364,165)	(2,107,195)	(1,558,785)
• Contract transfers	(10,764,645)	5,898	23,993,780	365,816	(806,883)	(1,019,430)
	2,515,113	76,976	100,678,883	(986,282)	(2,862,010)	(2,530,128)
Annuity Reserves:
• Annuity Payments	(11,551)	—	(2,966)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(2,131)	—	(1,871)	—	—	—
	(13,682)	—	(4,837)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,501,431	76,976	100,674,046	(986,282)	(2,862,010)	(2,530,128)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,619,135	80,064	116,766,756	(829,448)	(2,450,053)	(2,332,011)
NET ASSETS AT DECEMBER 31, 2014	145,022,804	80,064	305,870,193	5,629,418	14,457,969	7,396,794
Changes From Operations:
• Net investment income (loss)	5,077,274	216	(3,979,245)	(6,931)	(32,238)	(18,778)
• Net realized gain (loss) on investments	(50,863)	(74)	2,260,890	479,111	1,102,289	644,427
• Net change in unrealized appreciation or depreciation on investments	(13,819,698)	(20,884)	(35,987,526)	(656,035)	(1,549,168)	(925,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,793,287)	(20,742)	(37,705,881)	(183,855)	(479,117)	(300,321)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,073,849	156,577	86,798,881	35,041	23,291	6,915
• Contract withdrawals and transfers to annuity reserves	(11,184,944)	(41,228)	(19,008,326)	(862,127)	(1,879,051)	(339,766)
• Contract transfers	6,537,318	28,008	50,952,937	201,433	(1,335,976)	(523,248)
	8,426,223	143,357	118,743,492	(625,653)	(3,191,736)	(856,099)
Annuity Reserves:
• Annuity Payments	(11,083)	—	(4,196)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(6)	—	188	—	—	—
	(11,089)	—	(4,008)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,415,134	143,357	118,739,484	(625,653)	(3,191,736)	(856,099)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(378,153)	122,615	81,033,603	(809,508)	(3,670,853)	(1,156,420)
NET ASSETS AT DECEMBER 31, 2015	$144,644,651	$202,679	$386,903,796	$4,819,910	$10,787,116	$6,240,374

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS International Growth Managed Volatility Fund Service Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$6,093,933	$—	$154,127,586	$34,818,787	$—	$850,091,010	$17,910,281
Changes From Operations:
• Net investment income (loss)	18,962	—	(753,523)	(635,164)	155	8,512,834	355,751
• Net realized gain (loss) on investments	123,835	—	2,992,222	(74,058)	—	41,746,411	407,885
• Net change in unrealized appreciation or depreciation on investments	(51,568)	(28)	(12,209,923)	(6,025,563)	(91)	23,777,637	(1,377,563)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,229	(28)	(9,971,224)	(6,734,785)	64	74,036,882	(613,927)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,513	9,653	9,414,634	39,074,346	6,771	47,116,366	263,172
• Contract withdrawals and transfers to annuity reserves	(127,707)	—	(12,049,678)	(2,402,684)	—	(71,014,074)	(1,976,313)
• Contract transfers	(53,940)	—	10,761,625	22,984,632	—	(20,549,719)	(245,873)
	(177,134)	9,653	8,126,581	59,656,294	6,771	(44,447,427)	(1,959,014)
Annuity Reserves:
• Annuity Payments	—	—	(1,464)	—	—	(53,092)	(5,151)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(164)	—	—	(554)	228
	—	—	(1,628)	—	—	(53,646)	(4,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(177,134)	9,653	8,124,953	59,656,294	6,771	(44,501,073)	(1,963,937)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,905)	9,625	(1,846,271)	52,921,509	6,835	29,535,809	(2,577,864)
NET ASSETS AT DECEMBER 31, 2014	6,008,028	9,625	152,281,315	87,740,296	6,835	879,626,819	15,332,417
Changes From Operations:
• Net investment income (loss)	(14,411)	171	(570,848)	(1,109,383)	149	5,241,391	156,966
• Net realized gain (loss) on investments	564,573	(295)	3,202,275	(374,600)	215	57,682,822	183,214
• Net change in unrealized appreciation or depreciation on investments	(840,695)	(64)	(2,828,282)	(4,787,126)	(429)	(79,180,851)	(1,010,267)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(290,533)	(188)	(196,855)	(6,271,109)	(65)	(16,256,638)	(670,087)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	122,283	25,208	8,721,206	47,826,008	1,806	34,029,365	79,617
• Contract withdrawals and transfers to annuity reserves	(405,687)	(1,418)	(12,661,278)	(5,559,609)	—	(69,228,785)	(1,824,584)
• Contract transfers	31,864	(11,414)	3,325,665	45,429,711	150	(4,210,771)	(278,661)
	(251,540)	12,376	(614,407)	87,696,110	1,956	(39,410,191)	(2,023,628)
Annuity Reserves:
• Annuity Payments	—	—	(1,682)	—	—	(54,790)	(6,079)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	16	—	—	(88)	1,407
	—	—	(1,666)	—	—	(54,878)	(4,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(251,540)	12,376	(616,073)	87,696,110	1,956	(39,465,069)	(2,028,300)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(542,073)	12,188	(812,928)	81,425,001	1,891	(55,721,707)	(2,698,387)
NET ASSETS AT DECEMBER 31, 2015	$5,465,955	$21,813	$151,468,387	$169,165,297	$8,726	$823,905,112	$12,634,030

See accompanying notes.

	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Money Market Fund Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$323,304,014	$40,141,761	$279,399,807	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	7,487,676	(563,718)	(4,490,183)	43,587	326	(13,684)
• Net realized gain (loss) on investments	6,033,922	—	—	3,802	146	92,390
• Net change in unrealized appreciation or depreciation on investments	(25,279,583)	—	—	(160,299)	(905)	(442,278)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,757,985)	(563,718)	(4,490,183)	(112,910)	(433)	(363,572)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,814,540	392,871	66,500,312	3,641,689	117,524	28,692,362
• Contract withdrawals and transfers to annuity reserves	(32,616,356)	(18,479,212)	(169,723,029)	(57,044)	—	(3,786,034)
• Contract transfers	14,983,031	11,498,115	90,224,058	1,585,049	(33,000)	28,915,794
	(9,818,785)	(6,588,226)	(12,998,659)	5,169,694	84,524	53,822,122
Annuity Reserves:
• Annuity Payments	(2,053)	(3,225)	(17,735)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(88)	447	(1,006)	—	—	—
	(2,141)	(2,778)	(18,741)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,820,926)	(6,591,004)	(13,017,400)	5,169,694	84,524	53,822,122
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,578,911)	(7,154,722)	(17,507,583)	5,056,784	84,091	53,458,550
NET ASSETS AT DECEMBER 31, 2014	301,725,103	32,987,039	261,892,224	5,056,784	84,091	53,458,550
Changes From Operations:
• Net investment income (loss)	3,989,433	(479,947)	(4,034,699)	(4,779)	15,296	56,513
• Net realized gain (loss) on investments	2,233,478	—	—	(78,000)	4,914	649,517
• Net change in unrealized appreciation or depreciation on investments	(20,718,328)	—	—	(1,634,552)	(15,490)	(1,665,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,495,417)	(479,947)	(4,034,699)	(1,717,331)	4,720	(959,398)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,185,519	531,489	51,835,758	6,157,003	1,106,112	78,335,706
• Contract withdrawals and transfers to annuity reserves	(28,607,663)	(15,675,715)	(124,086,372)	(462,663)	(6,529)	(16,330,525)
• Contract transfers	12,895,740	11,462,841	58,127,138	9,991,311	323,842	105,561,347
	(8,526,404)	(3,681,385)	(14,123,476)	15,685,651	1,423,425	167,566,528
Annuity Reserves:
• Annuity Payments	(4,605)	(5,517)	(16,801)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	610	2,952	253	—	—	—
	(3,995)	(2,565)	(16,548)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,530,399)	(3,683,950)	(14,140,024)	15,685,651	1,423,425	167,566,528
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,025,816)	(4,163,897)	(18,174,723)	13,968,320	1,428,145	166,607,130
NET ASSETS AT DECEMBER 31, 2015	$278,699,287	$28,823,142	$243,717,501	$19,025,104	$1,512,236	$220,065,680

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Service Class Subaccount	LVIP SSgA Conservative Index Allocation Fund Service Class Subaccount	LVIP SSgA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Fund Service Class Subaccount	LVIP SSgA Developed International 150 Fund Standard Class Subaccount	LVIP SSgA Developed International 150 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$164,424	$992,038,834	$57,187,856	$—	$189,828,966	$24,964	$149,031,537
Changes From Operations:
• Net investment income (loss)	5,328	(1,106,164)	(48,302)	3,987	929,529	5,964	1,909,268
• Net realized gain (loss) on investments	461	5,176,832	1,373,841	53	4,933,306	4,452	8,920,597
• Net change in unrealized appreciation or depreciation on investments	4,036	32,117,307	225,883	(3,126)	470,302	(25,780)	(12,049,074)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,825	36,187,975	1,551,422	914	6,333,137	(15,364)	(1,219,209)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	267,930	32,901,879	4,182,692	78	9,442,108	247,674	3,558,771
• Contract withdrawals and transfers to annuity reserves	(19,915)	(106,934,129)	(5,646,463)	—	(12,086,137)	(7,451)	(14,264,634)
• Contract transfers	883	27,760,342	3,740,365	165,193	(3,519,057)	3,513	8,465,224
	248,898	(46,271,908)	2,276,594	165,271	(6,163,086)	243,736	(2,240,639)
Annuity Reserves:
• Annuity Payments	—	(6,667)	(2,673)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(891)	—	—	—	—
	—	(6,667)	(3,564)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	248,898	(46,278,575)	2,273,030	165,271	(6,163,086)	243,736	(2,240,639)
TOTAL INCREASE (DECREASE) IN NET ASSETS	258,723	(10,090,600)	3,824,452	166,185	170,051	228,372	(3,459,848)
NET ASSETS AT DECEMBER 31, 2014	423,147	981,948,234	61,012,308	166,185	189,999,017	253,336	145,571,689
Changes From Operations:
• Net investment income (loss)	14,380	5,047,310	135,632	13,032	1,202,234	6,922	1,493,194
• Net realized gain (loss) on investments	—	5,252,822	993,827	4,133	3,831,422	24,050	15,713,376
• Net change in unrealized appreciation or depreciation on investments	(19,052)	(26,628,275)	(2,949,137)	(36,326)	(11,868,969)	(47,436)	(25,893,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,672)	(16,328,143)	(1,819,678)	(19,161)	(6,835,313)	(16,464)	(8,687,046)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	96,921	34,508,773	3,983,146	109,489	13,061,447	49,320	5,892,793
• Contract withdrawals and transfers to annuity reserves	(13,737)	(89,003,345)	(6,183,901)	(25,000)	(17,823,151)	(9,756)	(12,177,889)
• Contract transfers	240,137	23,348,127	7,291,015	329,946	(1,199,681)	8,556	6,112,971
	323,321	(31,146,445)	5,090,260	414,435	(5,961,385)	48,120	(172,125)
Annuity Reserves:
• Annuity Payments	—	(78,282)	(2,525)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(14,535)	(4)	—	—	—	175
	—	(92,817)	(2,529)	—	—	—	175
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	323,321	(31,239,262)	5,087,731	414,435	(5,961,385)	48,120	(171,950)
TOTAL INCREASE (DECREASE) IN NET ASSETS	318,649	(47,567,405)	3,268,053	395,274	(12,796,698)	31,656	(8,858,996)
NET ASSETS AT DECEMBER 31, 2015	$741,796	$934,380,829	$64,280,361	$561,459	$177,202,319	$284,992	$136,712,693

See accompanying notes.

	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Service Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount	LVIP SSgA International Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$279,682	$177,864,010	$200,129	$732,112,426	$170,136	$301,347,579
Changes From Operations:
• Net investment income (loss)	11,049	1,789,975	3,138	3,775,280	7,319	2,136,651
• Net realized gain (loss) on investments	(253)	(1,207,497)	4,196	7,010,893	566	7,733,940
• Net change in unrealized appreciation or depreciation on investments	(31,758)	(8,783,047)	(3,179)	3,528,745	(32,669)	(31,824,303)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,962)	(8,200,569)	4,155	14,314,918	(24,784)	(21,953,712)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	215,165	5,617,596	133,895	167,238,183	256,780	4,940,039
• Contract withdrawals and transfers to annuity reserves	(8,058)	(15,652,171)	(117,685)	(41,857,010)	(4,075)	(31,253,342)
• Contract transfers	(3,364)	10,076,015	2,159	13,366,020	18,177	21,436,535
	203,743	41,440	18,369	138,747,193	270,882	(4,876,768)
Annuity Reserves:
• Annuity Payments	—	(2,205)	—	(121,960)	—	(29,941)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	629	—	(2,107)
	—	(2,205)	—	(121,331)	—	(32,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	203,743	39,235	18,369	138,625,862	270,882	(4,908,816)
TOTAL INCREASE (DECREASE) IN NET ASSETS	182,781	(8,161,334)	22,524	152,940,780	246,098	(26,862,528)
NET ASSETS AT DECEMBER 31, 2014	462,463	169,702,676	222,653	885,053,206	416,234	274,485,051
Changes From Operations:
• Net investment income (loss)	19,289	4,280,318	13,731	10,040,180	16,008	1,485,942
• Net realized gain (loss) on investments	(5,765)	(2,243,821)	175	3,708,829	(105)	6,058,999
• Net change in unrealized appreciation or depreciation on investments	(100,241)	(33,591,341)	(35,877)	(92,670,774)	(37,616)	(14,614,380)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,717)	(31,554,844)	(21,971)	(78,921,765)	(21,713)	(7,069,439)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	105,011	6,869,772	33,926	94,414,473	239,618	8,479,099
• Contract withdrawals and transfers to annuity reserves	(12,635)	(13,534,545)	(56,661)	(48,095,946)	(32,341)	(27,281,410)
• Contract transfers	46,687	21,720,251	319,060	13,830,838	192,638	8,779,630
	139,063	15,055,478	296,325	60,149,365	399,915	(10,022,681)
Annuity Reserves:
• Annuity Payments	—	(1,971)	—	(105,915)	—	(21,494)
• Receipt (reimbursement) of mortality guarantee adjustments	—	130	—	569	—	597
	—	(1,841)	—	(105,346)	—	(20,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	139,063	15,053,637	296,325	60,044,019	399,915	(10,043,578)
TOTAL INCREASE (DECREASE) IN NET ASSETS	52,346	(16,501,207)	274,354	(18,877,746)	378,202	(17,113,017)
NET ASSETS AT DECEMBER 31, 2015	$514,809	$153,201,469	$497,007	$866,175,460	$794,436	$257,372,034

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA International Managed Volatility Fund Service Class Subaccount	LVIP SSgA Large Cap 100 Fund Standard Class Subaccount	LVIP SSgA Large Cap 100 Fund Service Class Subaccount	LVIP SSgA Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Large Cap Managed Volatility Fund Service Class Subaccount	LVIP SSgA Moderate Index Allocation Fund Service Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$791,897	$316,760,013	$1,412	$25,947,518	$174,568,913	$—
Changes From Operations:
• Net investment income (loss)	181,087	24,053	1,598,187	18	839,080	275,147	—
• Net realized gain (loss) on investments	(24,731)	64,797	37,084,085	35	475,649	3,496,290	—
• Net change in unrealized appreciation or depreciation on investments	(1,356,738)	79,505	3,433,563	51	1,754,042	437,479	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,200,382)	168,355	42,115,835	104	3,068,771	4,208,916	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,010,344	824,732	5,819,873	—	34,603,038	20,358,371	—
• Contract withdrawals and transfers to annuity reserves	(243,440)	(53,116)	(33,099,988)	(38)	(2,211,890)	(10,984,726)	—
• Contract transfers	7,525,242	(95,817)	(6,415,741)	(61)	37,448,473	2,572,961	—
	16,292,146	675,799	(33,695,856)	(99)	69,839,621	11,946,606	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(2,002)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(670)	—
	—	—	—	—	—	(2,672)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	16,292,146	675,799	(33,695,856)	(99)	69,839,621	11,943,934	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,091,764	844,154	8,419,979	5	72,908,392	16,152,850	—
NET ASSETS AT DECEMBER 31, 2014	15,091,764	1,636,051	325,179,992	1,417	98,855,910	190,721,763	—
Changes From Operations:
• Net investment income (loss)	726,034	29,416	2,070,793	419	79,626	(208,736)	4,618
• Net realized gain (loss) on investments	(348,589)	213,183	54,479,346	6	126,369	3,518,571	1,083
• Net change in unrealized appreciation or depreciation on investments	(6,027,230)	(332,612)	(76,335,184)	513	(10,536,460)	(9,732,218)	(11,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,649,785)	(90,013)	(19,785,045)	938	(10,330,465)	(6,422,383)	(5,889)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	40,363,860	112,473	10,656,413	28,656	63,907,583	15,578,963	175,002
• Contract withdrawals and transfers to annuity reserves	(1,637,486)	(66,298)	(27,065,710)	(16)	(5,854,258)	(13,869,440)	—
• Contract transfers	31,446,169	82,251	(2,391,933)	56	26,054,672	3,003,988	115
	70,172,543	128,426	(18,801,230)	28,696	84,107,997	4,713,511	175,117
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,892)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	532	—	—	(3)	—
	—	—	532	—	—	(1,895)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	70,172,543	128,426	(18,800,698)	28,696	84,107,997	4,711,616	175,117
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,522,758	38,413	(38,585,743)	29,634	73,777,532	(1,710,767)	169,228
NET ASSETS AT DECEMBER 31, 2015	$79,614,522	$1,674,464	$286,594,249	$31,051	$172,633,442	$189,010,996	$169,228

See accompanying notes.

	LVIP SSgA Moderate Structured Allocation Fund Service Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Service Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$861,705,250	$160,686,710	$404,618,283	$36,194,110	$838,667,663	$625,775
Changes From Operations:
• Net investment income (loss)	6,102,662	397,871	4,086,171	137,586	(304,112)	2,444
• Net realized gain (loss) on investments	20,669,538	3,236,813	10,591,588	1,151,176	58,844,418	39,986
• Net change in unrealized appreciation or depreciation on investments	2,740,042	(344,462)	(1,573,270)	2,632,691	30,849,498	16,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,512,242	3,290,222	13,104,489	3,921,453	89,389,804	59,033
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	27,548,723	10,180,726	21,232,571	966,828	23,420,200	794,694
• Contract withdrawals and transfers to annuity reserves	(66,947,670)	(6,800,195)	(21,659,296)	(4,825,915)	(93,657,735)	(26,028)
• Contract transfers	(21,415,449)	(1,298,175)	9,255,433	(96,804)	(661,101)	(26,411)
	(60,814,396)	2,082,356	8,828,708	(3,955,891)	(70,898,636)	742,255
Annuity Reserves:
• Annuity Payments	(16,292)	(2,665)	—	(10,871)	(64,516)	—
• Receipt (reimbursement) of mortality guarantee adjustments	3,932	(894)	—	669	(6,836)	—
	(12,360)	(3,559)	—	(10,202)	(71,352)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,826,756)	2,078,797	8,828,708	(3,966,093)	(70,969,988)	742,255
TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,314,514)	5,369,019	21,933,197	(44,640)	18,419,816	801,288
NET ASSETS AT DECEMBER 31, 2014	830,390,736	166,055,729	426,551,480	36,149,470	857,087,479	1,427,063
Changes From Operations:
• Net investment income (loss)	6,816,328	(95,397)	4,840,237	130,217	(375,333)	7,314
• Net realized gain (loss) on investments	16,076,298	3,953,277	7,157,632	1,573,389	52,581,321	68,338
• Net change in unrealized appreciation or depreciation on investments	(58,434,359)	(10,342,910)	(34,701,125)	(1,746,483)	(57,575,869)	(184,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,541,733)	(6,485,030)	(22,703,256)	(42,877)	(5,369,881)	(108,787)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	35,945,578	11,644,878	23,593,594	1,160,091	41,918,832	541,882
• Contract withdrawals and transfers to annuity reserves	(69,600,624)	(14,215,831)	(28,041,082)	(4,127,655)	(92,885,222)	(42,401)
• Contract transfers	(8,546,825)	1,022,914	4,396,953	(412,424)	55,125,894	182,796
	(42,201,871)	(1,548,039)	(50,535)	(3,379,988)	4,159,504	682,277
Annuity Reserves:
• Annuity Payments	(15,474)	(2,513)	—	(16,667)	(68,784)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(1,432)	(4)	—	(12,771)	2,147	—
	(16,906)	(2,517)	—	(29,438)	(66,637)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,218,777)	(1,550,556)	(50,535)	(3,409,426)	4,092,867	682,277
TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,760,510)	(8,035,586)	(22,753,791)	(3,452,303)	(1,277,014)	573,490
NET ASSETS AT DECEMBER 31, 2015	$752,630,226	$158,020,143	$403,797,689	$32,697,167	$855,810,465	$2,000,553

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Small-Cap Index Fund Service Class Subaccount	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Small-Cap Managed Volatility Fund Service Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$297,575,702	$40,066	$27,146,121	$792,799	$110,745,734	$—	$188,596,407
Changes From Operations:
• Net investment income (loss)	(3,027,715)	330	(234,976)	36,466	1,545,314	(72)	(2,980,986)
• Net realized gain (loss) on investments	21,679,583	6	(7,490)	53,142	8,113,852	1	19,296,185
• Net change in unrealized appreciation or depreciation on investments	(12,118,730)	(981)	(501,180)	(42,227)	(7,141,932)	1,674	(6,050,278)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,533,138	(645)	(743,646)	47,381	2,517,234	1,603	10,264,921
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,164,571	39,358	42,635,037	684,224	4,543,124	49,103	16,476,885
• Contract withdrawals and transfers to annuity reserves	(28,497,642)	(1,086)	(2,399,482)	(72,010)	(9,938,223)	—	(12,661,114)
• Contract transfers	(9,884,740)	3,220	22,569,669	16,926	2,695,694	—	(25,085,616)
	(31,217,811)	41,492	62,805,224	629,140	(2,699,405)	49,103	(21,269,845)
Annuity Reserves:
• Annuity Payments	(4,745)	—	—	—	—	—	(5,519)
• Receipt (reimbursement) of mortality guarantee adjustments	198	—	—	—	—	—	(1,116)
	(4,547)	—	—	—	—	—	(6,635)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,222,358)	41,492	62,805,224	629,140	(2,699,405)	49,103	(21,276,480)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,689,220)	40,847	62,061,578	676,521	(182,171)	50,706	(11,011,559)
NET ASSETS AT DECEMBER 31, 2014	272,886,482	80,913	89,207,699	1,469,320	110,563,563	50,706	177,584,848
Changes From Operations:
• Net investment income (loss)	(2,587,391)	101	(1,361,867)	28,045	693,902	(308)	(3,497,591)
• Net realized gain (loss) on investments	18,431,657	(752)	(265,865)	200,396	17,431,879	3,114	19,799,429
• Net change in unrealized appreciation or depreciation on investments	(33,224,598)	(14,714)	(16,201,668)	(368,424)	(28,250,560)	3,798	(697,113)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,380,332)	(15,365)	(17,829,400)	(139,983)	(10,124,779)	6,604	15,604,725
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,549,193	46,841	58,921,464	297,868	6,118,753	59,882	23,573,495
• Contract withdrawals and transfers to annuity reserves	(24,716,008)	(2,180)	(5,395,261)	(116,741)	(8,673,438)	—	(16,440,207)
• Contract transfers	10,426,648	45,713	48,909,819	132,450	10,307,073	(2,212)	58,659,151
	(3,740,167)	90,374	102,436,022	313,577	7,752,388	57,670	65,792,439
Annuity Reserves:
• Annuity Payments	(4,016)	—	—	—	—	—	(5,823)
• Receipt (reimbursement) of mortality guarantee adjustments	(2,602)	—	—	—	102	—	(11)
	(6,618)	—	—	—	102	—	(5,834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,746,785)	90,374	102,436,022	313,577	7,752,490	57,670	65,786,605
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,127,117)	75,009	84,606,622	173,594	(2,372,289)	64,274	81,391,330
NET ASSETS AT DECEMBER 31, 2015	$251,759,365	$155,922	$173,814,321	$1,642,914	$108,191,274	$114,980	$258,976,178

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,692,674	$87,518,859	$379,146,347	$—	$—	$2,446,788
Changes From Operations:
• Net investment income (loss)	(44,105)	(1,455,496)	(1,069,471)	—	—	(43,469)
• Net realized gain (loss) on investments	417,440	11,361,793	5,602,400	—	—	101,946
• Net change in unrealized appreciation or depreciation on investments	(126,151)	(1,699,123)	(28,697,032)	—	—	14,988
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	247,184	8,207,174	(24,164,103)	—	—	73,465
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	25,868	7,330,726	205,369,787	—	—	2,937
• Contract withdrawals and transfers to annuity reserves	(649,805)	(7,222,848)	(27,519,488)	—	—	(166,870)
• Contract transfers	410,276	(2,403,351)	60,479,494	—	—	(103,802)
	(213,661)	(2,295,473)	238,329,793	—	—	(267,735)
Annuity Reserves:
• Annuity Payments	—	(5,103)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,366)	—	—	—	—
	—	(6,469)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(213,661)	(2,301,942)	238,329,793	—	—	(267,735)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,523	5,905,232	214,165,690	—	—	(194,270)
NET ASSETS AT DECEMBER 31, 2014	2,726,197	93,424,091	593,312,037	—	—	2,252,518
Changes From Operations:
• Net investment income (loss)	(47,323)	(1,760,226)	(2,670,211)	359	1,388,074	(44,972)
• Net realized gain (loss) on investments	389,160	12,371,816	2,289,040	57	308,668	114,309
• Net change in unrealized appreciation or depreciation on investments	(331,673)	(10,997,610)	(69,574,467)	(989)	(5,932,757)	(83,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,164	(386,020)	(69,955,638)	(573)	(4,236,015)	(14,144)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,256	9,670,965	157,811,229	33,631	149,625,989	23,163
• Contract withdrawals and transfers to annuity reserves	(322,373)	(8,399,158)	(36,753,493)	—	(1,871,999)	(168,010)
• Contract transfers	379,020	20,942,091	39,554,880	—	91,641,464	238,029
	99,903	22,213,898	160,612,616	33,631	239,395,454	93,182
Annuity Reserves:
• Annuity Payments	—	(5,524)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	—	—	—
	—	(5,523)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	99,903	22,208,375	160,612,616	33,631	239,395,454	93,182
TOTAL INCREASE (DECREASE) IN NET ASSETS	110,067	21,822,355	90,656,978	33,058	235,159,439	79,038
NET ASSETS AT DECEMBER 31, 2015	$2,836,264	$115,246,446	$683,969,015	$33,058	$235,159,439	$2,331,556

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class Subaccount	LVIP VIP Contrafund Managed Volatility Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$160,591,468	$375,037	$81,252,076	$359,162	$41,605,443	$112,800	$95,635,695
Changes From Operations:
• Net investment income (loss)	(3,519,868)	3,188	51,130	3,743	201,143	9,680	3,356,304
• Net realized gain (loss) on investments	6,592,198	8,175	4,914,032	552	548,168	738	873,190
• Net change in unrealized appreciation or depreciation on investments	4,555,170	30,200	3,837,911	(25,731)	(4,389,129)	1,321	4,185,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,627,500	41,563	8,803,073	(21,436)	(3,639,818)	11,739	8,414,931
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	55,954,592	60,356	14,371,814	66,834	8,097,255	325,753	109,758,306
• Contract withdrawals and transfers to annuity reserves	(12,181,993)	(12,955)	(4,649,684)	(40,761)	(2,136,615)	(8,231)	(6,807,445)
• Contract transfers	22,544,074	(12,663)	(485,224)	20,936	11,102,236	(5,943)	63,308,332
	66,316,673	34,738	9,236,906	47,009	17,062,876	311,579	166,259,193
Annuity Reserves:
• Annuity Payments	—	—	(3,415)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1,151)	—	—	—	—
	—	—	(4,566)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	66,316,673	34,738	9,232,340	47,009	17,062,876	311,579	166,259,193
TOTAL INCREASE (DECREASE) IN NET ASSETS	73,944,173	76,301	18,035,413	25,573	13,423,058	323,318	174,674,124
NET ASSETS AT DECEMBER 31, 2014	234,535,641	451,338	99,287,489	384,735	55,028,501	436,118	270,309,819
Changes From Operations:
• Net investment income (loss)	(4,960,519)	3,517	(147,639)	11,474	430,342	7,095	(709,830)
• Net realized gain (loss) on investments	4,504,606	13,442	3,324,266	223	315,917	(9,767)	118,044
• Net change in unrealized appreciation or depreciation on investments	(1,972,554)	(25,833)	(5,510,063)	(33,736)	(4,620,076)	(15,460)	(27,197,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,428,467)	(8,874)	(2,333,436)	(22,039)	(3,873,817)	(18,132)	(27,788,965)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	82,790,158	111,915	8,647,302	166,098	9,106,968	446,613	96,635,423
• Contract withdrawals and transfers to annuity reserves	(16,824,634)	(27,967)	(5,573,722)	(51,262)	(3,429,906)	(57,114)	(15,131,320)
• Contract transfers	60,149,435	4,207	7,950,705	208,017	10,353,004	(186,093)	88,214,689
	126,114,959	88,155	11,024,285	322,853	16,030,066	203,406	169,718,792
Annuity Reserves:
• Annuity Payments	—	—	(3,380)	—	—	—	(1,462)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(5)	—	—	—	1,942
	—	—	(3,385)	—	—	—	480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	126,114,959	88,155	11,020,900	322,853	16,030,066	203,406	169,719,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	123,686,492	79,281	8,687,464	300,814	12,156,249	185,274	141,930,307
NET ASSETS AT DECEMBER 31, 2015	$358,222,133	$530,619	$107,974,953	$685,549	$67,184,750	$621,392	$412,240,126

See accompanying notes.

	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio Class VC Subaccount	Lord Abbett Series Fund Developing Growth Portfolio Class VC Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$323,041,540	$71,933,341	$—	$—
Changes From Operations:
• Net investment income (loss)	—	45,503	(3,268,487)	(1,555,187)	60,171	(2,571)
• Net realized gain (loss) on investments	—	4,349	22,164,905	5,066,671	29,500	14,497
• Net change in unrealized appreciation or depreciation on investments	—	27,292	11,768,679	552,967	(93,577)	39,265
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	77,144	30,665,097	4,064,451	(3,906)	51,191
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	7,855,441	8,297,390	8,762,332	1,527,006	804,742
• Contract withdrawals and transfers to annuity reserves	—	(113,237)	(27,624,627)	(7,753,978)	(15,335)	(15,496)
• Contract transfers	—	3,651,631	(18,058,221)	60,001,747	71,942	52,555
	—	11,393,835	(37,385,458)	61,010,101	1,583,613	841,801
Annuity Reserves:
• Annuity Payments	—	—	(1,263)	(6,539)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(372)	(2)	—	—
	—	—	(1,635)	(6,541)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	11,393,835	(37,387,093)	61,003,560	1,583,613	841,801
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	11,470,979	(6,721,996)	65,068,011	1,579,707	892,992
NET ASSETS AT DECEMBER 31, 2014	—	11,470,979	316,319,544	137,001,352	1,579,707	892,992
Changes From Operations:
• Net investment income (loss)	182	(519,081)	(3,291,062)	(1,211,032)	250,645	(26,353)
• Net realized gain (loss) on investments	(770)	(93,166)	68,819,894	8,648,471	(5,968)	(3,397)
• Net change in unrealized appreciation or depreciation on investments	(5,888)	(4,213,745)	(40,886,815)	(10,897,865)	(543,866)	(467,713)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,476)	(4,825,992)	24,642,017	(3,460,426)	(299,189)	(497,463)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	103,594	34,687,831	6,891,075	7,058,413	5,358,675	2,638,519
• Contract withdrawals and transfers to annuity reserves	(1,416)	(1,569,472)	(25,799,720)	(7,091,095)	(294,058)	(117,260)
• Contract transfers	(8,205)	27,135,273	(8,571,461)	(59,104,527)	828,174	647,517
	93,973	60,253,632	(27,480,106)	(59,137,209)	5,892,791	3,168,776
Annuity Reserves:
• Annuity Payments	—	—	(2,027)	(6,981)	(1,054)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1)	292	(52)	—
	—	—	(2,028)	(6,689)	(1,106)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	93,973	60,253,632	(27,482,134)	(59,143,898)	5,891,685	3,168,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,497	55,427,640	(2,840,117)	(62,604,324)	5,592,496	2,671,313
NET ASSETS AT DECEMBER 31, 2015	$87,497	$66,898,619	$313,479,427	$74,397,028	$7,172,203	$3,564,305

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Lord Abbett Series Fund Fundamental Equity Portfolio Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio Class VC Subaccount	MFS VIT Core Equity Series Service Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Growth Series Service Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Total Return Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$17,237,836	$—	$2,787,669	$3,411,475	$39,011,618	$10,232,408	$—
Changes From Operations:
• Net investment income (loss)	(85,811)	42,341	(28,813)	(42,876)	(652,348)	37,280	83
• Net realized gain (loss) on investments	3,438,563	(357)	215,951	349,026	5,969,972	668,166	430
• Net change in unrealized appreciation or depreciation on investments	(2,365,315)	(58,084)	35,829	(72,189)	(2,140,371)	(69,890)	(46)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	987,437	(16,100)	222,967	233,961	3,177,253	635,556	467
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	200,918	2,530,403	2,489	450	10,785,806	24,177	4,727
• Contract withdrawals and transfers to annuity reserves	(1,466,309)	(115,183)	(227,884)	(301,224)	(2,941,426)	(1,565,322)	(11,587)
• Contract transfers	(488,458)	232,868	(183,054)	(83,743)	708,364	(241,451)	19,572
	(1,753,849)	2,648,088	(408,449)	(384,517)	8,552,744	(1,782,596)	12,712
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(3,184)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	92	—
	—	—	—	—	—	(3,092)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,753,849)	2,648,088	(408,449)	(384,517)	8,552,744	(1,785,688)	12,712
TOTAL INCREASE (DECREASE) IN NET ASSETS	(766,412)	2,631,988	(185,482)	(150,556)	11,729,997	(1,150,132)	13,179
NET ASSETS AT DECEMBER 31, 2014	16,471,424	2,631,988	2,602,187	3,260,919	50,741,615	9,082,276	13,179
Changes From Operations:
• Net investment income (loss)	26,846	220,920	6,500	(41,747)	(803,241)	93,073	(73)
• Net realized gain (loss) on investments	1,337,257	(6,213)	1,230,066	277,641	5,992,591	632,936	5,307
• Net change in unrealized appreciation or depreciation on investments	(2,038,518)	(339,768)	(1,186,457)	(44,219)	(2,050,874)	(861,443)	(186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(674,415)	(125,061)	50,109	191,675	3,138,476	(135,434)	5,048
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	171,284	6,622,953	1,443	30,888	6,304,693	11,956	2,655
• Contract withdrawals and transfers to annuity reserves	(857,421)	(229,873)	(53,770)	(230,055)	(4,426,812)	(1,273,655)	(3,696)
• Contract transfers	(525,320)	4,285,461	(2,599,969)	67,712	8,330,441	(116,608)	(12,462)
	(1,211,457)	10,678,541	(2,652,296)	(131,455)	10,208,322	(1,378,307)	(13,503)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(3,168)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	78	—
	—	—	—	—	—	(3,090)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,211,457)	10,678,541	(2,652,296)	(131,455)	10,208,322	(1,381,397)	(13,503)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,885,872)	10,553,480	(2,602,187)	60,220	13,346,798	(1,516,831)	(8,455)
NET ASSETS AT DECEMBER 31, 2015	$14,585,552	$13,185,468	$—	$3,321,139	$64,088,413	$7,565,445	$4,724

See accompanying notes.

	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Service Class Subaccount	MFS VIT II International Value Series Initial Class Subaccount	MFS VIT II International Value Series Service Class Subaccount	Morgan Stanley UIF Capital Growth Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$10,793,626	$217,755,613	$—	$—	$—	$1,998,069
Changes From Operations:
• Net investment income (loss)	73,785	679,471	—	(2)	4,808	(17,469)
• Net realized gain (loss) on investments	937,662	19,127,545	—	—	(238)	319,247
• Net change in unrealized appreciation or depreciation on investments	167,061	3,247,512	—	(508)	(29,198)	(206,655)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,178,508	23,054,528	—	(510)	(24,628)	95,123
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	79,801	12,589,997	—	69,542	1,646,921	23,461
• Contract withdrawals and transfers to annuity reserves	(1,093,832)	(24,167,816)	—	—	(1,741)	(230,292)
• Contract transfers	(268,103)	4,158,068	—	—	120,213	(142,626)
	(1,282,134)	(7,419,751)	—	69,542	1,765,393	(349,457)
Annuity Reserves:
• Annuity Payments	(6,629)	(20,994)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	710	608	—	—	—	—
	(5,919)	(20,386)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,288,053)	(7,440,137)	—	69,542	1,765,393	(349,457)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,545)	15,614,391	—	69,032	1,740,765	(254,334)
NET ASSETS AT DECEMBER 31, 2014	10,684,081	233,370,004	—	69,032	1,740,765	1,743,735
Changes From Operations:
• Net investment income (loss)	257,256	5,130,363	(22,157)	2,741	57,925	(17,482)
• Net realized gain (loss) on investments	1,154,455	20,489,339	160,527	2,475	56,986	357,676
• Net change in unrealized appreciation or depreciation on investments	(2,920,406)	(61,732,919)	(229,896)	(395)	(120,851)	(154,247)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,508,695)	(36,113,217)	(91,526)	4,821	(5,940)	185,947
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	60,713	10,996,380	10,070	120,441	6,258,050	5,911
• Contract withdrawals and transfers to annuity reserves	(1,537,811)	(23,032,128)	(421,943)	(6,685)	(128,091)	(139,735)
• Contract transfers	(81,709)	2,273,573	2,853,500	(30,709)	2,723,345	5,465
	(1,558,807)	(9,762,175)	2,441,627	83,047	8,853,304	(128,359)
Annuity Reserves:
• Annuity Payments	(6,181)	(20,982)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	763	2,049	—	—	—	—
	(5,418)	(18,933)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,564,225)	(9,781,108)	2,441,627	83,047	8,853,304	(128,359)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,072,920)	(45,894,325)	2,350,101	87,868	8,847,364	57,588
NET ASSETS AT DECEMBER 31, 2015	$7,611,161	$187,475,679	$2,350,101	$156,900	$10,588,129	$1,801,323

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Global Fund/VA Service Shares Subaccount	Oppenheimer International Growth Fund/VA Non-Service Shares Subaccount	Oppenheimer International Growth Fund/VA Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$40,691,909	$8,792,629	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(11)	(239,578)	(9,550)	(455)	(3,882)	—	(1,459)
• Net realized gain (loss) on investments	310	3,184,950	660,921	48	(392)	—	1,846
• Net change in unrealized appreciation or depreciation on investments	—	1,352,723	(555,233)	5,749	(49,541)	—	33,711
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299	4,298,095	96,138	5,342	(53,815)	—	34,098
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	168,686	51,747	523,103	1,181,988	—	719,716
• Contract withdrawals and transfers to annuity reserves	(299)	(6,958,369)	(579,716)	(959)	(1,728)	—	(2,533)
• Contract transfers	—	(593,410)	153,879	—	78,550	—	116,755
	(299)	(7,383,093)	(374,090)	522,144	1,258,810	—	833,938
Annuity Reserves:
• Annuity Payments	—	(8,175)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	125	—	—	—	—	—
	—	(8,050)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(299)	(7,391,143)	(374,090)	522,144	1,258,810	—	833,938
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(3,093,048)	(277,952)	527,486	1,204,995	—	868,036
NET ASSETS AT DECEMBER 31, 2014	—	37,598,861	8,514,677	527,486	1,204,995	—	868,036
Changes From Operations:
• Net investment income (loss)	(5)	(320,948)	6,433	4,125	(15,007)	223	(15,579)
• Net realized gain (loss) on investments	315	2,572,801	975,874	40,596	122,202	5,364	367,578
• Net change in unrealized appreciation or depreciation on investments	—	(5,407,376)	(722,986)	(30,413)	(229,269)	(8,927)	(677,157)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	310	(3,155,523)	259,321	14,308	(122,074)	(3,340)	(325,158)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	95	152,389	58,663	27,204	3,939,835	36,176	3,476,394
• Contract withdrawals and transfers to annuity reserves	(258)	(4,232,871)	(508,268)	(14,010)	(99,210)	—	(110,841)
• Contract transfers	(147)	(1,214,626)	(338,571)	—	1,006,107	3,412	588,405
	(310)	(5,295,108)	(788,176)	13,194	4,846,732	39,588	3,953,958
Annuity Reserves:
• Annuity Payments	—	(8,411)	—	—	(873)	—	(865)
• Receipt (reimbursement) of mortality guarantee adjustments	—	119	—	—	(36)	—	(42)
	—	(8,292)	—	—	(909)	—	(907)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(310)	(5,303,400)	(788,176)	13,194	4,845,823	39,588	3,953,051
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(8,458,923)	(528,855)	27,502	4,723,749	36,248	3,627,893
NET ASSETS AT DECEMBER 31, 2015	$—	$29,139,938	$7,985,822	$554,988	$5,928,744	$36,248	$4,495,929

See accompanying notes.

	PIMCO VIT All Asset All Authority Portfolio Advisor Class Subaccount	PIMCO VIT All Asset All Authority Portfolio Institutional Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$12,296,157	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	26,139	3,505	(166,709)	5	8,312	—
• Net realized gain (loss) on investments	235	33	(883,622)	—	9,291	—
• Net change in unrealized appreciation or depreciation on investments	(73,457)	(6,395)	(1,830,700)	(686)	(55,996)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,083)	(2,857)	(2,881,031)	(681)	(38,393)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	492,926	78,831	2,712,141	4,757	723,297	—
• Contract withdrawals and transfers to annuity reserves	(3,192)	—	(1,393,426)	—	(4,386)	—
• Contract transfers	301,574	20,792	536,146	50	152,954	—
	791,308	99,623	1,854,861	4,807	871,865	—
Annuity Reserves:
• Annuity Payments	—	—	(5,392)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(622)	—	—	—
	—	—	(6,014)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	791,308	99,623	1,848,847	4,807	871,865	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	744,225	96,766	(1,032,184)	4,126	833,472	—
NET ASSETS AT DECEMBER 31, 2014	744,225	96,766	11,263,973	4,126	833,472	—
Changes From Operations:
• Net investment income (loss)	15,692	3,647	304,751	156	40,699	159
• Net realized gain (loss) on investments	(45,304)	(423)	(1,640,007)	(5)	(17,369)	34
• Net change in unrealized appreciation or depreciation on investments	(111,274)	(17,522)	(2,058,808)	(4,165)	(79,632)	(514)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(140,886)	(14,298)	(3,394,064)	(4,014)	(56,302)	(321)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	422,295	131,715	2,340,555	27,231	672,366	6,907
• Contract withdrawals and transfers to annuity reserves	(29,968)	(546)	(879,640)	—	(21,929)	—
• Contract transfers	(104,608)	(18,158)	401,874	1,100	5,142	(39)
	287,719	113,011	1,862,789	28,331	655,579	6,868
Annuity Reserves:
• Annuity Payments	—	—	(3,569)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(4)	—	—	—
	—	—	(3,573)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	287,719	113,011	1,859,216	28,331	655,579	6,868
TOTAL INCREASE (DECREASE) IN NET ASSETS	146,833	98,713	(1,534,848)	24,317	599,277	6,547
NET ASSETS AT DECEMBER 31, 2015	$891,058	$195,479	$9,729,125	$28,443	$1,432,749	$6,547

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	PIMCO VIT Unconstrained Bond Portfolio Advisor Class Subaccount	PIMCO VIT Unconstrained Bond Portfolio Institutional Class Subaccount	Putnam VT Absolute Return 500 Fund Class IA Subaccount	Putnam VT Absolute Return 500 Fund Class IB Subaccount	Putnam VT Global Health Care Fund Class IA Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$4,055,822	$1,744,914
Changes From Operations:
• Net investment income (loss)	114	—	—	(2,703)	—	(72,571)	(5,261)
• Net realized gain (loss) on investments	215	—	—	833	—	1,021,025	51,774
• Net change in unrealized appreciation or depreciation on investments	(840)	—	—	17,762	—	277,909	105,087
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(511)	—	—	15,892	—	1,226,363	151,600
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	446,816	—	—	730,870	—	16,470	2,374
• Contract withdrawals and transfers to annuity reserves	(1,973)	—	—	(1,440)	—	(599,039)	(129,744)
• Contract transfers	113,838	—	—	73,042	—	1,960,559	(30,257)
	558,681	—	—	802,472	—	1,377,990	(157,627)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	558,681	—	—	802,472	—	1,377,990	(157,627)
TOTAL INCREASE (DECREASE) IN NET ASSETS	558,170	—	—	818,364	—	2,604,353	(6,027)
NET ASSETS AT DECEMBER 31, 2014	558,170	—	—	818,364	—	6,660,175	1,738,887
Changes From Operations:
• Net investment income (loss)	57,369	577	(10)	(18,449)	(22)	(115,550)	3,931
• Net realized gain (loss) on investments	(9,661)	(56)	—	20,481	5	1,076,861	88,479
• Net change in unrealized appreciation or depreciation on investments	(121,131)	(507)	(9)	(48,023)	466	(648,366)	(233,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,423)	14	(19)	(45,991)	449	312,945	(141,088)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,808,982	93,934	—	930,845	19,304	2,768,130	5,279
• Contract withdrawals and transfers to annuity reserves	(37,016)	—	—	(29,353)	—	(910,460)	(259,066)
• Contract transfers	400,224	(71,853)	9,663	728,700	(190)	930,352	(114,866)
	2,172,190	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,172,190	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,098,767	22,095	9,644	1,584,201	19,563	3,100,967	(509,741)
NET ASSETS AT DECEMBER 31, 2015	$2,656,937	$22,095	$9,644	$2,402,565	$19,563	$9,761,142	$1,229,146

See accompanying notes.

	Putnam VT Income Fund Class IB Subaccount	SIPT VP Market Growth Strategy Fund Class III Subaccount	SIPT VP Market Plus Strategy Fund Class III Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 4 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	—	5,505	22,866	(20)	(2,006)	(497)
• Net realized gain (loss) on investments	—	(1,874)	35	(1)	(339)	(51)
• Net change in unrealized appreciation or depreciation on investments	—	(4,026)	(24,866)	(1,837)	(50,461)	(8,149)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(395)	(1,965)	(1,858)	(52,806)	(8,697)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	196,006	1,099,638	—	704,300	1,007,861
• Contract withdrawals and transfers to annuity reserves	—	—	—	—	(936)	—
• Contract transfers	—	64,191	9,933	21,915	56,848	(33,911)
	—	260,197	1,109,571	21,915	760,212	973,950
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	260,197	1,109,571	21,915	760,212	973,950
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	259,802	1,107,606	20,057	707,406	965,253
NET ASSETS AT DECEMBER 31, 2014	—	259,802	1,107,606	20,057	707,406	965,253
Changes From Operations:
• Net investment income (loss)	(8,252)	1,548	(3,312)	611	20,557	108,195
• Net realized gain (loss) on investments	(5,447)	(20,289)	34,661	628	23,557	(32,318)
• Net change in unrealized appreciation or depreciation on investments	(29,573)	(59,093)	(119,742)	(2,516)	(197,783)	(136,490)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43,272)	(77,834)	(88,393)	(1,277)	(153,669)	(60,613)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,235,443	767,972	415,670	—	863,274	705,301
• Contract withdrawals and transfers to annuity reserves	(31,794)	(34,122)	(9,902)	—	(110,502)	(33,053)
• Contract transfers	(108,716)	(117,900)	19,026	466	275,904	(21,848)
	2,094,933	615,950	424,794	466	1,028,676	650,400
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,094,933	615,950	424,794	466	1,028,676	650,400
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,051,661	538,116	336,401	(811)	875,007	589,787
NET ASSETS AT DECEMBER 31, 2015	$2,051,661	$797,918	$1,444,007	$19,246	$1,582,413	$1,555,040

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Templeton Global Bond VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 4 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Transparent Value Directional Allocation VI Portfolio Class I Subaccount	Transparent Value Directional Allocation VI Portfolio Class II Subaccount	UIF Global Infrastructure Portfolio Class I Subaccount	UIF Global Infrastructure Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$521,571,310	$—	$49,561,031	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	17,368,047	(9,029)	(153,772)	(70)	(13,719)	(71)	(3,728)
• Net realized gain (loss) on investments	4,620,821	(270)	2,261,046	(1,665)	(4,181)	(1)	(6,188)
• Net change in unrealized appreciation or depreciation on investments	(20,335,347)	(43,870)	(3,890,776)	(836)	(259,213)	(808)	9,356
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,653,521	(53,169)	(1,783,502)	(2,571)	(277,113)	(880)	(560)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,524,377	3,662,642	371,283	71,257	11,366,876	50,369	1,458,140
• Contract withdrawals and transfers to annuity reserves	(61,083,510)	(12,075)	(6,718,947)	—	(910)	—	(4,457)
• Contract transfers	(3,652,635)	347,991	(1,979,849)	(33,691)	(10,343)	—	153,079
	(56,211,768)	3,998,558	(8,327,513)	37,566	11,355,623	50,369	1,606,762
Annuity Reserves:
• Annuity Payments	(5,501)	—	(10,478)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(750)	—	732	—	—	—	—
	(6,251)	—	(9,746)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(56,218,019)	3,998,558	(8,337,259)	37,566	11,355,623	50,369	1,606,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,564,498)	3,945,389	(10,120,761)	34,995	11,078,510	49,489	1,606,202
NET ASSETS AT DECEMBER 31, 2014	467,006,812	3,945,389	39,440,270	34,995	11,078,510	49,489	1,606,202
Changes From Operations:
• Net investment income (loss)	27,267,929	474,945	336,603	(139)	(129,023)	683	13,218
• Net realized gain (loss) on investments	(1,671,323)	(67,506)	983,463	(45)	(166,474)	5,129	104,993
• Net change in unrealized appreciation or depreciation on investments	(51,316,874)	(971,872)	(4,060,553)	(831)	46,086	(13,169)	(654,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,720,268)	(564,433)	(2,740,487)	(1,015)	(249,411)	(7,357)	(535,805)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,417,700	8,180,065	229,797	—	4,115,866	2,349	2,083,290
• Contract withdrawals and transfers to annuity reserves	(50,681,420)	(409,063)	(5,479,202)	—	(599,749)	—	(71,373)
• Contract transfers	(3,845,768)	1,722,644	(512,897)	(767)	(6,606,493)	105	129,595
	(45,109,488)	9,493,646	(5,762,302)	(767)	(3,090,376)	2,454	2,141,512
Annuity Reserves:
• Annuity Payments	(7,258)	—	(9,066)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	874	—	(13,856)	—	—	—	—
	(6,384)	—	(22,922)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(45,115,872)	9,493,646	(5,785,224)	(767)	(3,090,376)	2,454	2,141,512
TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,836,140)	8,929,213	(8,525,711)	(1,782)	(3,339,787)	(4,903)	1,605,707
NET ASSETS AT DECEMBER 31, 2015	$396,170,672	$12,874,602	$30,914,559	$33,213	$7,738,723	$44,586	$3,211,909

See accompanying notes.

	Van Eck VIP Global Hard Assets Fund Class S Subaccount	Van Eck VIP Global Hard Assets Fund Initial Class Subaccount	Virtus VIT Multi-Sector Fixed Income Series Class A Subaccount	Virtus VIT Multi-Sector Fixed Income Series Class I Subaccount	Virtus VIT Equity Trends Series Class A Subaccount	Virtus VIT Equity Trends Series Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(1,979)	(149)	30,284	—	(5,592)	(116)
• Net realized gain (loss) on investments	(1,050)	(15)	(792)	—	195,481	10,606
• Net change in unrealized appreciation or depreciation on investments	(131,694)	(28,642)	(60,270)	—	(237,308)	(12,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(134,723)	(28,806)	(30,778)	—	(47,419)	(1,829)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	529,998	219,158	992,946	—	2,298,838	144,318
• Contract withdrawals and transfers to annuity reserves	(1,355)	—	(6,832)	—	(3,295)	—
• Contract transfers	222,886	667	386,413	—	382,891	—
	751,529	219,825	1,372,527	—	2,678,434	144,318
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	751,529	219,825	1,372,527	—	2,678,434	144,318
TOTAL INCREASE (DECREASE) IN NET ASSETS	616,806	191,019	1,341,749	—	2,631,015	142,489
NET ASSETS AT DECEMBER 31, 2014	616,806	191,019	1,341,749	—	2,631,015	142,489
Changes From Operations:
• Net investment income (loss)	(11,880)	(1,180)	177,520	399	(46,288)	(191)
• Net realized gain (loss) on investments	(130,096)	(30,848)	(31,230)	55	(228,707)	(15,949)
• Net change in unrealized appreciation or depreciation on investments	(349,726)	(90,460)	(348,882)	(526)	(161,455)	12,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(491,702)	(122,488)	(202,592)	(72)	(436,450)	(3,821)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	960,196	195,441	4,233,513	175,114	994,638	—
• Contract withdrawals and transfers to annuity reserves	(53,937)	(9,731)	(201,369)	—	(71,419)	(322)
• Contract transfers	209,868	(27,932)	1,139,291	(162,853)	243,406	(138,346)
	1,116,127	157,778	5,171,435	12,261	1,166,625	(138,668)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,116,127	157,778	5,171,435	12,261	1,166,625	(138,668)
TOTAL INCREASE (DECREASE) IN NET ASSETS	624,425	35,290	4,968,843	12,189	730,175	(142,489)
NET ASSETS AT DECEMBER 31, 2015	$1,241,231	$226,309	$6,310,592	$12,189	$3,361,190	$—

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance A Class	• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Fusion
• Lincoln Investment Solutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of three hundred eighty-nine available mutual funds (the Funds) of thirty-five diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A**

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class A**

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class A**

AB VPS International Value Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class B

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Portfolio Class I

Alps|Alerian Energy Infrastructure Portfolio Class III

Alps|Red Rocks Listed Private Property Equity Portfolio Class I**

Alps|Red Rocks Listed Private Property Equity Portfolio Class III

Alps|Stadion Tactical Defensive Portfolio Class I

Alps|Stadion Tactical Defensive Portfolio Class III

Alps|Stadion Tactical Growth Portfolio Class I**

Alps|Stadion Tactical Growth Portfolio Class III

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I**

American Century VP Inflation Protection Fund Class II

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Fund Class 1

American Funds Asset Allocation Fund Class 4

American Funds Blue Chip Income and Growth Fund Class 1

American Funds Blue Chip Income and Growth Fund Class 4

American Funds Bond Fund Class 1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Capital Income Builder Fund Class 1

American Funds Capital Income Builder Fund Class 4

American Funds Global Balanced Fund Class 1

American Funds Global Bond Fund Class 1

American Funds Global Growth Fund Class 1

American Funds Global Growth Fund Class 2

American Funds Global Growth Fund Class 4

American Funds Global Growth and Income Fund Class 1

American Funds Global Small Capitalization Fund Class 1

American Funds Global Small Capitalization Fund Class 2

American Funds Global Small Capitalization Fund Class 4

American Funds Growth Fund Class 1

American Funds Growth Fund Class 2

American Funds Growth Fund Class 4

American Funds Growth-Income Fund Class 1

American Funds Growth-Income Fund Class 2

American Funds Growth-Income Fund Class 4

American Funds High-Income Bond Fund Class 1

American Funds International Fund Class 1

American Funds International Fund Class 2

American Funds International Fund Class 4

American Funds International Growth and Income Fund Class 1

American Funds Managed Risk Asset Allocation Fund Class P1

American Funds Managed Risk Asset Allocation Fund Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund Class P1

American Funds Managed Risk Growth Fund Class P1

American Funds Managed Risk Growth-Income Fund Class P1

American Funds Managed Risk International Fund Class P1

American Funds Mortgage Fund Class 1

American Funds Mortgage Fund Class 4

American Funds New World Fund Class 1

American Funds New World Fund Class 4

American Funds U.S. Government/AAA-Rated Securities Fund Class 1

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares Alternative Strategies V.I. Fund Class I**

BlackRock iShares Alternative Strategies V.I. Fund Class III

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Standard Class**

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP International Value Equity Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Standard Class*

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Alternative Asset Allocation VIP Portfolio B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Equity 500 Index VIP Portfolio B**

Deutsche Small Cap Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio B**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class

Eaton Vance VT Floating-Rate Income Fund Advisor Class

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Initial Class**

Fidelity VIP Equity-Income Portfolio Service Class 2**

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Initial Class**

Fidelity VIP Overseas Portfolio Service Class 2**

Fidelity VIP Strategic Income Portfolio Initial Class

Fidelity VIP Strategic Income Portfolio Service Class 2

First Trust Variable Insurance Trust:

First Trust Dorsey Wright Tactical Core Portfolio Class I**

First Trust Multi Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class II**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Fund Class 1**

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 1

Franklin Income VIP Fund Class 2

Franklin Income VIP Fund Class 4

Franklin Mutual Shares VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 4

Franklin Rising Dividends VIP Fund Class 1

Franklin Rising Dividends VIP Fund Class 4

Franklin Small Cap Value VIP Fund Class 1

Franklin Small Cap Value VIP Fund Class 4

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 2

Franklin Small-Mid Cap Growth VIP Fund Class 4

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 4

Templeton Global Bond VIP Fund Class 1

Templeton Global Bond VIP Fund Class 2

Templeton Global Bond VIP Fund Class 4

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Fund Service Class

Goldman Sachs VIT Money Market Fund Institutional Class

Goldman Sachs VIT Money Market Fund Service Class

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class

Goldman Sachs VIT Strategic Income Fund Advisor Class

Goldman Sachs VIT Strategic Income Fund Institutional Class**

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund Class IA

Hartford Capital Appreciation HLS Fund Class IC

Huntington VA Funds:

Huntington VA Dividend Capture Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series I

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Comstock Fund Series I

Invesco V.I. Comstock Fund Series II

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Diversified Dividend Fund Series I

Invesco V.I. Diversified Dividend Fund Series II

Invesco V.I. Equally-Weighted S&P 500 Fund Series I

Invesco V.I. Equally-Weighted S&P 500 Fund Series II

Invesco V.I. Equity and Income Fund Series I**

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. International Growth Fund Series I

Invesco V.I. International Growth Fund Series II

Ivy Funds Variable Insurance Portfolios (Ivy Funds VIP):

Ivy Funds VIP Asset Strategy Portfolio Class A

Ivy Funds VIP Energy Portfolio Class A

Ivy Funds VIP High Income Portfolio Class A

Ivy Funds VIP Micro Cap Growth Portfolio Class A

Ivy Funds VIP Mid Cap Growth Portfolio Class A

Ivy Funds VIP Science and Technology Portfolio Class A

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

JPMorgan Insurance Trust (JPMIT):

JPMIT Global Allocation Portfolio Class 1**

JPMIT Global Allocation Portfolio Class 2

JPMIT Income Builder Portfolio Class 1**

JPMIT Income Builder Portfolio Class 2

JPMIT Intrepid Mid Cap Portfolio Class 1

JPMIT Intrepid Mid Cap Portfolio Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I

ClearBridge Variable Aggressive Growth Portfolio Class II

ClearBridge Variable Mid Cap Core Portfolio Class I

ClearBridge Variable Mid Cap Core Portfolio Class II

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Fund Standard Class

LVIP American Balanced Allocation Fund Service Class

LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class**

LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class

LVIP American Global Balanced Allocation Managed Risk Fund Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Global Growth Allocation Managed Risk Fund Standard Class

LVIP American Global Growth Allocation Managed Risk Fund Service Class

LVIP American Global Growth Fund Service Class II

LVIP American Global Small Capitalization Fund Service Class II

LVIP American Growth Allocation Fund Standard Class

LVIP American Growth Allocation Fund Service Class

LVIP American Growth Fund Service Class II

LVIP American Growth-Income Fund Service Class II

LVIP American Income Allocation Fund Standard Class

LVIP American International Fund Service Class II

LVIP American Preservation Fund Standard Class

LVIP American Preservation Fund Service Class

LVIP AQR Enhanced Global Strategies Fund Standard Class

LVIP AQR Enhanced Global Strategies Fund Service Class

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock Multi-Asset Income Fund Standard Class

LVIP BlackRock Multi-Asset Income Fund Service Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class

LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class**

LVIP Delaware Foundation Conservative Allocation Fund Service Class**

LVIP Delaware Foundation Moderate Allocation Fund Standard Class**

LVIP Delaware Foundation Moderate Allocation Fund Service Class**

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class**

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Managed Volatility Fund Service Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional International Core Equity Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Service Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Service Class

LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class

LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Goldman Sachs Income Builder Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class

LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class

LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class**

LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan High Yield Fund Service Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS International Growth Fund Service Class

LVIP MFS International Growth Managed Volatility Fund Standard Class**

LVIP MFS International Growth Managed Volatility Fund Service Class

LVIP MFS Value Fund Standard Class

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Money Market Fund Standard Class

LVIP Money Market Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Service Class

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Bond Index Fund Service Class

LVIP SSgA Conservative Index Allocation Fund Standard Class**

LVIP SSgA Conservative Index Allocation Fund Service Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class

LVIP SSgA Conservative Structured Allocation Fund Service Class

LVIP SSgA Developed International 150 Fund Standard Class

LVIP SSgA Developed International 150 Fund Service Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Service Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA International Index Fund Service Class

LVIP SSgA International Managed Volatility Fund Standard Class**

LVIP SSgA International Managed Volatility Fund Service Class

LVIP SSgA Large Cap 100 Fund Standard Class

LVIP SSgA Large Cap 100 Fund Service Class

LVIP SSgA Large Cap Managed Volatility Fund Standard Class

LVIP SSgA Large Cap Managed Volatility Fund Service Class

LVIP SSgA Moderate Index Allocation Fund Standard Class**

LVIP SSgA Moderate Index Allocation Fund Service Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class

LVIP SSgA Moderate Structured Allocation Fund Service Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class**

LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA S&P 500 Index Fund Service Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Service Class

LVIP SSgA Small-Cap Managed Volatility Fund Standard Class

LVIP SSgA Small-Cap Managed Volatility Fund Service Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP Templeton Growth Managed Volatility Fund Standard Class**

LVIP Templeton Growth Managed Volatility Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Service Class

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Service Class

LVIP VIP Contrafund Managed Volatility Portfolio Standard Class

LVIP VIP Contrafund Managed Volatility Portfolio Service Class

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class

LVIP VIP Mid Cap Managed Volatility Portfolio Service Class

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Standard Class**

LVIP Wellington Mid-Cap Value Fund Service Class

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Series Fund Bond Debenture Portfolio Class VC

Lord Abbett Series Fund Developing Growth Portfolio Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio Class VC

Lord Abbett Series Fund Short Duration Income Portfolio Class VC

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Growth Series Service Class

MFS VIT Total Return Series Initial Class

MFS VIT Total Return Series Service Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Service Class

MFS VIT II International Value Series Initial Class

MFS VIT II International Value Series Service Class

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Capital Growth Portfolio Class II

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Mid Cap Growth Portfolio I Class**

NB AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Non-Service Shares

Oppenheimer International Growth Fund/VA Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Oppenheimer Main Street Small Cap Fund/VA Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Portfolio Advisor Class

PIMCO VIT All Asset All Authority Portfolio Institutional Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio Advisor Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO VIT Emerging Markets Bond Portfolio Institutional Class

PIMCO VIT Unconstrained Bond Portfolio Advisor Class

PIMCO VIT Unconstrained Bond Portfolio Institutional Class

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA

Putnam VT Absolute Return 500 Fund Class IB

Putnam VT Global Health Care Fund Class IA

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

Putnam VT Income Fund Class IA**

Putnam VT Income Fund Class IB

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Fund Class II**

SIPT VP Market Growth Strategy Fund Class III

SIPT VP Market Plus Strategy Fund Class II**

SIPT VP Market Plus Strategy Fund Class III

Transparent Value Trust:

Transparent Value Directional Allocation VI Portfolio Class I

Transparent Value Directional Allocation VI Portfolio Class II

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Portfolio Class I

UIF Global Infrastructure Portfolio Class II

Van Eck VIP Trust:

Van Eck VIP Global Hard Assets Fund Class S

Van Eck VIP Global Hard Assets Fund Initial Class

Virtus Variable Insurance Trust (Virtus VIT):

Virtus VIT Multi-Sector Fixed Income Series Class A

Virtus VIT Multi-Sector Fixed Income Series Class I

Virtus VIT Equity Trends Series Class A

Virtus VIT Equity Trends Series Class I**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable

Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

Alps|Alerian Energy Infrastructure Portfolio Class I	LVIP American Century VP Mid Cap Value RPM Fund Service Class
Alps|Alerian Energy Infrastructure Portfolio Class III	LVIP American Growth Allocation Fund Service Class
Alps|Stadion Tactical Defensive Portfolio Class I	LVIP AQR Enhanced Global Strategies Fund Standard Class
Alps|Stadion Tactical Defensive Portfolio Class III	LVIP AQR Enhanced Global Strategies Fund Service Class
American Funds Asset Allocation Fund Class 4	LVIP BlackRock Multi-Asset Income Fund Standard Class
American Funds Blue Chip Income and Growth Fund Class 4	LVIP BlackRock Multi-Asset Income Fund Service Class
American Funds Capital Income Builder Fund Class 1	LVIP ClearBridge Variable Appreciation RPM Fund Standard Class
American Funds Capital Income Builder Fund Class 4	LVIP ClearBridge Variable Appreciation RPM Fund Service Class
American Funds Global Growth Fund Class 4	LVIP Franklin Mutual Shares RPM Fund Standard Class
American Funds Global Small Capitalization Fund Class 4	LVIP Franklin Mutual Shares RPM Fund Service Class
American Funds Growth Fund Class 4	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
American Funds Growth-Income Fund Class 4	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
American Funds International Fund Class 4	LVIP Goldman Sachs Income Builder Fund Standard Class
American Funds Mortgage Fund Class 4	LVIP Goldman Sachs Income Builder Fund Service Class
American Funds New World Fund Class 4	LVIP Invesco Diversified Equity Income RPM Fund Standard Class
ClearBridge Variable Aggressive Growth Portfolio Class I	LVIP Invesco Diversified Equity Income RPM Fund Service Class
ClearBridge Variable Aggressive Growth Portfolio Class II	LVIP Invesco V.I. Comstock RPM Fund Standard Class
ClearBridge Variable Mid Cap Core Portfolio Class I	LVIP Invesco V.I. Comstock RPM Fund Service Class
ClearBridge Variable Mid Cap Core Portfolio Class II	LVIP Managed Risk American Balanced Allocation Fund Service Class
Eaton Vance VT Floating-Rate Income Fund Initial Class	LVIP Managed Risk American Growth Allocation Fund Service Class
Eaton Vance VT Floating-Rate Income Fund Advisor Class	LVIP Multi-Manager Global Equity RPM Fund Standard Class
First Trust Multi Income Allocation Portfolio Class I	LVIP Multi-Manager Global Equity RPM Fund Service Class
First Trust Multi Income Allocation Portfolio Class II	LVIP PIMCO Low Duration Bond Fund Standard Class
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	LVIP PIMCO Low Duration Bond Fund Service Class
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	LVIP SSgA International RPM Fund Standard Class
Franklin Founding Funds Allocation VIP Fund Class 1	LVIP SSgA International RPM Fund Service Class
Franklin Founding Funds Allocation VIP Fund Class 4	LVIP VIP Mid Cap RPM Portfolio Standard Class
Franklin Income VIP Fund Class 4	LVIP VIP Mid Cap RPM Portfolio Service Class
Franklin Mutual Shares VIP Fund Class 4	Lord Abbett Series Fund Bond Debenture Portfolio Class VC
Franklin Rising Dividends VIP Fund Class 1	Lord Abbett Series Fund Developing Growth Portfolio Class VC
Franklin Rising Dividends VIP Fund Class 4	Lord Abbett Series Fund Short Duration Income Portfolio Class VC
Franklin Small Cap Value VIP Fund Class 1	MFS VIT II International Value Series Initial Class
Franklin Small Cap Value VIP Fund Class 4	MFS VIT II International Value Series Service Class
Franklin Small-Mid Cap Growth VIP Fund Class 4	Oppenheimer International Growth Fund/VA Non-Service Class
Goldman Sachs VIT Money Market Fund Institutional Class	Oppenheimer International Growth Fund/VA Service Class
Goldman Sachs VIT Money Market Fund Service Class	Oppenheimer Main Street Small Cap Fund/VA Non-Service Class
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	Oppenheimer Main Street Small Cap Fund/VA Service Class
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	PIMCO VIT All Asset All Authority Portfolio Advisor Class
Goldman Sachs VIT Strategic Income Fund Advisor Class	PIMCO VIT All Asset All Authority Portfolio Institutional Class
Goldman Sachs VIT Strategic Income Fund Institutional Class	PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class
Guggenheim Long Short Equity Fund	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
Guggenheim Multi-Hedge Strategies Fund	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
Hartford Capital Appreciation HLS Fund Class IA	PIMCO VIT Unconstrained Bond Portfolio Advisor Class
Hartford Capital Appreciation HLS Fund Class IC	PIMCO VIT Unconstrained Bond Portfolio Institutional Class
Invesco V.I. Balanced-Risk Allocation Fund Series I	Putnam VT Absolute Return 500 Fund Class IA
Invesco V.I. Balanced-Risk Allocation Fund Series II	Putnam VT Absolute Return 500 Fund Class IB
Invesco V.I. Comstock Fund Series I	SIPT VP Market Growth Strategy Fund Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Comstock Fund Series II	SIPT VP Market Growth Strategy Fund Class III
Invesco V.I. Diversified Dividend Fund Series I	SIPT VP Market Plus Strategy Fund Class II
Invesco V.I. Diversified Dividend Fund Series II	SIPT VP Market Plus Strategy Fund Class III
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	Templeton Foreign VIP Fund Class 1
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	Templeton Foreign VIP Fund Class 4
Invesco V.I. Equity and Income Fund Series I	Templeton Global Bond VIP Fund Class 1
Invesco V.I. Equity and Income Fund Series II	Templeton Global Bond VIP Fund Class 4
Ivy Funds VIP Asset Strategy Portfolio Class A	Transparent Value Directional Allocation VI Portfolio Class I
Ivy Funds VIP Energy Portfolio Class A	Transparent Value Directional Allocation VI Portfolio Class II
Ivy Funds VIP High Income Portfolio Class A	UIF Global Infrastructure Portfolio Class I
Ivy Funds VIP Micro Cap Growth Portfolio Class A	UIF Global Infrastructure Portfolio Class II
Ivy Funds VIP Mid Cap Growth Portfolio Class A	Van Eck VIP Global Hard Assets Fund Class S
Ivy Funds VIP Science and Technology Portfolio Class A	Van Eck VIP Global Hard Assets Fund Initial Class
JPMIT Intrepid Mid Cap Portfolio Class 1	Virtus VIT Multi-Sector Fixed Income Series Class A
JPMIT Intrepid Mid Cap Portfolio Class 2	Virtus VIT Multi-Sector Fixed Income Series Class I
LVIP American Balanced Allocation Fund Service Class	Virtus VIT Equity Trends Series Class A
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	Virtus VIT Equity Trends Series Class I

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Income Securities Fund Class 2	Franklin Income VIP Fund Class 2
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 2	Franklin Small-Mid Cap Growth VIP Fund Class 2
FTVIPT Mutual Shares Securities Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 2	Franklin Mutual Shares VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 2	Templeton Global Bond VIP Fund Class 2
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2014, the Huntington VA Balanced Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

Alps|Red Rocks Listed Private Property Equity Portfolio Class I	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class I	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class III	LVIP Dimensional International Core Equity Fund Standard Class
BlackRock iShares Alternative Strategies V.I. Fund Class I	LVIP Dimensional International Core Equity Fund Service Class
BlackRock iShares Alternative Strategies V.I. Fund Class III	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Fidelity VIP Strategic Income Portfolio Initial Class	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
Fidelity VIP Strategic Income Portfolio Service Class 2	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
First Trust Dorsey Wright Tactical Core Portfolio Class I	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
JPMIT Global Allocation Portfolio Class 1	Putnam VT Global Health Care Fund Class IA
JPMIT Global Allocation Portfolio Class 2	Putnam VT Income Fund Class IA
JPMIT Income Builder Portfolio Class 1	Putnam VT Income Fund Class IB
JPMIT Income Builder Portfolio Class 2

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Large Cap Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class B
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP Managed Risk American Balanced Allocation Fund Standard Class	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Balanced Allocation Fund Service Class	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
LVIP Managed Risk American Growth Allocation Fund Standard Class	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Growth Allocation Fund Service Class	LVIP American Global Growth Allocation Managed Risk Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Standard Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Standard Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Standard Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Standard Class	LVIP MFS International Growth Managed Volatility Fund Standard Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Standard Class	LVIP SSgA International Managed Volatility Fund Standard Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap RPM Fund Standard Class	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Standard Class	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Standard Class	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Virtus VIT Premium AlphaSector Series Class A	Virtus VIT Equity Trend Series Class A
Virtus VIT Premium AlphaSector Series Class I	Virtus VIT Equity Trend Series Class I

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the eighteen contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0072603% (1.10% to 2.65% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

•  Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (0.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0026027% to .0045205% (0.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (0.15% to 0.70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (0.25% to 0.80% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of at least two years. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2015 and 2014 were $401,546,872 and $342,291,315, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2015 and 2014, sales charges amounted to $2,604,231 and $4,574,969, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2015		0.65%	2.95%	$4.90	$19.25	2,488,790	$29,135,815	-0.34%	1.98%	0.00%
	2014		0.65%	2.95%	4.86	19.11	2,705,522	28,692,905	1.76%	4.13%	0.00%
	2013		0.65%	2.95%	4.72	18.57	3,028,771	30,284,841	19.36%	22.13%	0.02%
	2012		0.65%	2.95%	3.91	15.39	2,753,447	24,004,879	9.95%	12.51%	0.00%
	2011		0.65%	2.95%	3.51	13.84	2,984,851	22,863,398	-25.57%	-23.91%	0.34%
AB VPS Growth and Income Portfolio Class B
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.11%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		0.65%	3.15%	9.81	16.81	11,502,329	150,854,074	13.84%	16.49%	1.33%
	2011		0.65%	2.95%	8.60	14.60	12,608,426	144,047,406	3.09%	5.38%	1.10%
AB VPS International Value Portfolio Class B
	2015		1.55%	1.90%	7.45	7.71	666	5,045	0.47%	0.82%	1.70%
	2014		1.55%	1.90%	7.41	7.64	678	5,099	-8.21%	-7.88%	3.17%
	2013		1.30%	1.30%	8.45	8.45	15	128	21.14%	21.14%	2.73%
	2012		0.65%	3.20%	6.05	10.98	28,812,602	197,847,060	10.60%	13.45%	1.39%
	2011		0.65%	3.20%	5.66	9.26	30,051,265	182,677,468	-21.75%	-19.96%	4.21%
AB VPS Large Cap Growth Portfolio Class B
	2015		1.30%	2.80%	10.27	24.37	772,531	10,319,207	7.79%	9.42%	0.00%
	2014		1.30%	2.80%	9.44	22.27	848,639	10,433,388	10.70%	12.37%	0.00%
	2013		1.30%	2.80%	8.44	19.82	909,766	10,154,434	33.22%	35.23%	0.00%
	2012		1.30%	2.80%	6.27	14.65	1,054,995	8,789,778	13.10%	14.72%	0.03%
	2011		1.30%	2.65%	5.50	12.77	1,335,065	9,727,179	-5.80%	-4.52%	0.09%
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		0.40%	0.40%	9.87	9.87	7,880	77,770	-5.86%	-5.86%	0.80%
	2014	7/24/14	0.40%	0.80%	10.46	10.48	5,516	57,825	1.02%	1.76%	0.31%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Small/Mid Cap Value Portfolio Class B
	2015		0.30%	3.20%	$14.11	$33.70	6,850,862	$167,462,421	-8.67%	-6.26%	0.51%
	2014		0.60%	3.20%	15.45	36.24	7,291,406	194,269,675	5.51%	8.24%	0.46%
	2013		0.65%	3.20%	14.64	33.83	8,139,879	205,119,410	33.30%	36.74%	0.44%
	2012		0.65%	3.20%	11.00	25.04	7,832,184	143,146,719	14.80%	17.70%	0.29%
	2011		0.65%	3.15%	10.09	21.53	8,277,391	131,094,788	-11.19%	-9.21%	0.25%
Alps|Alerian Energy Infrastructure Portfolio Class I
	2015		0.40%	0.80%	6.42	6.42	28,281	181,504	-37.96%	-37.96%	0.85%
	2014	7/24/14	0.40%	0.40%	10.35	10.35	11,325	117,205	-6.09%	-6.09%	0.92%
Alps|Alerian Energy Infrastructure Portfolio Class III
	2015		0.30%	1.65%	6.25	6.39	379,465	2,388,413	-38.94%	-38.11%	0.93%
	2014	7/2/14	0.30%	1.65%	10.23	10.32	187,200	1,921,367	-6.49%	-0.84%	0.21%
Alps|Red Rocks Listed Private Property Equity Portfolio Class III
	2015	5/26/15	0.30%	1.65%	9.15	9.23	373,631	3,424,521	-10.07%	-8.81%	0.16%
Alps|Stadion Tactical Defensive Portfolio Class I
	2015		0.40%	0.40%	9.54	9.54	870	8,312	-9.71%	-9.71%	0.20%
	2014	12/26/14	0.40%	0.40%	10.57	10.57	7,749	81,904	-1.30%	-1.30%	0.00%
Alps|Stadion Tactical Defensive Portfolio Class III
	2015		1.10%	1.65%	9.32	9.43	566,375	5,324,167	-10.83%	-10.34%	0.12%
	2014	7/17/14	1.10%	1.65%	10.46	10.51	72,836	764,872	-0.67%	2.46%	0.00%
Alps|Stadion Tactical Growth Portfolio Class III
	2015	5/27/15	0.30%	1.65%	9.41	9.49	145,628	1,373,696	-6.37%	-2.92%	0.00%
American Century VP Inflation Protection Fund Class II
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.34%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2012		0.65%	3.15%	11.15	14.52	34,203,692	473,044,643	4.06%	6.69%	2.41%
	2011		0.65%	3.15%	11.72	13.70	36,648,252	480,337,366	8.61%	11.02%	4.01%
American Funds Asset Allocation Fund Class 1
	2015		0.40%	1.95%	10.52	14.53	284,659	3,379,682	-0.32%	1.24%	2.84%
	2014		0.40%	1.95%	13.69	14.22	81,493	1,083,366	3.62%	4.72%	1.91%
	2013	5/28/13	0.90%	1.95%	13.21	13.58	44,228	597,313	8.28%	8.96%	1.64%
American Funds Asset Allocation Fund Class 4
	2015		0.30%	1.65%	10.22	10.45	4,522,223	46,560,007	-0.51%	0.84%	3.01%
	2014	7/11/14	0.30%	1.65%	10.28	10.37	488,562	5,036,627	0.73%	2.37%	2.97%
American Funds Blue Chip Income and Growth Fund Class 1
	2015		0.40%	1.90%	10.65	15.77	183,536	2,465,234	-4.55%	-3.11%	2.26%
	2014		0.40%	1.90%	15.55	16.30	168,673	2,328,817	13.51%	15.00%	4.84%
	2013		0.60%	1.90%	13.70	14.18	69,801	971,653	30.75%	32.46%	2.55%
	2012	3/1/12	0.60%	1.90%	10.48	10.70	51,725	545,963	1.54%	8.47%	2.91%
American Funds Blue Chip Income and Growth Fund Class 4
	2015		0.30%	1.65%	10.36	10.59	952,751	9,935,928	-4.79%	-3.50%	2.57%
	2014	6/27/14	0.30%	1.65%	10.88	10.97	270,432	2,949,193	-0.94%	7.83%	6.32%
American Funds Bond Fund Class 1
	2015		0.60%	1.90%	10.43	11.08	219,347	2,408,720	-1.44%	-0.16%	2.03%
	2014		0.60%	1.90%	10.59	11.10	184,166	2,028,548	3.60%	4.95%	2.53%
	2013		0.60%	1.90%	10.27	10.57	78,093	818,840	-3.54%	-2.47%	4.51%
	2012	5/31/12	0.60%	1.70%	10.65	10.84	9,154	97,818	0.67%	2.23%	3.29%
American Funds Capital Income Builder Fund Class 1
	2015		0.40%	1.70%	9.75	9.78	36,108	352,892	-1.82%	-1.62%	3.01%
	2014	8/13/14	0.40%	0.60%	9.93	9.95	11,785	117,203	-0.92%	-0.63%	1.21%
American Funds Capital Income Builder Fund Class 4
	2015		0.30%	1.65%	9.50	9.71	1,345,855	12,866,136	-3.40%	-2.09%	2.72%
	2014	7/11/14	0.30%	1.65%	9.83	9.92	331,104	3,264,170	-2.81%	2.10%	1.46%
American Funds Global Balanced Fund Class 1
	2015		0.60%	1.70%	11.47	12.07	26,192	314,361	-2.36%	-1.28%	1.25%
	2014		0.60%	1.70%	11.75	12.22	28,351	344,386	0.15%	1.26%	1.55%
	2013		0.60%	1.70%	12.06	12.07	19,898	236,081	11.84%	11.89%	3.54%
	2012	5/31/12	0.60%	0.65%	10.78	10.79	2,753	29,698	10.94%	12.34%	2.52%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Bond Fund Class 1
	2015		0.60%	2.15%	$9.32	$10.02	180,752	$1,783,495	-5.79%	-4.32%	0.09%
	2014		0.60%	2.15%	9.90	10.47	159,471	1,649,036	-0.45%	1.10%	1.84%
	2013		0.60%	2.15%	10.06	10.35	107,161	1,097,950	-4.05%	-2.99%	0.00%
	2012	3/26/12	0.60%	1.70%	10.48	10.67	27,264	289,169	-0.10%	3.57%	4.08%
American Funds Global Discovery Fund Class 1
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012	7/18/12	0.65%	0.65%	10.54	10.54	2,542	26,800	8.58%	8.58%	1.04%
American Funds Global Growth Fund Class 1
	2015		0.40%	1.90%	11.00	22.20	103,598	1,966,526	5.22%	6.81%	1.54%
	2014		0.40%	1.90%	16.32	20.76	53,456	929,867	0.84%	1.85%	1.74%
	2013		0.65%	1.65%	20.38	20.38	9,962	180,670	28.67%	28.67%	2.64%
	2012	12/17/12	0.65%	0.65%	15.84	15.84	477	7,558	0.77%	0.77%	0.61%
American Funds Global Growth Fund Class 2
	2015		0.65%	3.15%	13.90	23.87	14,297,446	299,327,181	3.62%	6.24%	1.01%
	2014		0.65%	3.15%	13.41	22.62	15,062,955	300,070,833	-0.86%	1.65%	1.13%
	2013		0.65%	3.15%	13.53	22.40	16,531,915	328,814,702	25.17%	28.34%	1.22%
	2012		0.65%	3.15%	10.81	17.56	18,726,406	294,366,132	18.76%	21.77%	0.88%
	2011		0.65%	3.15%	9.76	14.52	21,166,368	277,693,041	-11.45%	-9.48%	1.29%
American Funds Global Growth Fund Class 4
	2015		0.30%	1.65%	10.75	11.00	1,199,771	12,998,542	4.94%	6.37%	1.81%
	2014	7/7/14	0.30%	1.65%	10.25	10.34	166,172	1,707,623	-2.09%	6.92%	1.88%
American Funds Global Growth and Income Fund Class 1
	2015		0.60%	1.90%	12.79	13.58	61,907	828,333	-3.00%	-1.73%	2.46%
	2014		0.60%	1.90%	13.18	13.82	39,804	541,529	4.00%	5.36%	4.40%
	2013	5/31/13	0.60%	1.90%	12.68	13.12	13,187	169,168	3.15%	11.86%	7.06%
American Funds Global Small Capitalization Fund Class 1
	2015		0.40%	1.90%	10.18	20.22	43,539	713,056	-1.39%	0.10%	0.00%
	2014		0.40%	1.90%	12.12	20.24	38,850	647,274	0.43%	1.74%	0.56%
	2013	3/18/13	0.60%	1.90%	12.07	19.90	9,572	171,321	3.23%	18.71%	0.36%
American Funds Global Small Capitalization Fund Class 2
	2015		0.60%	3.15%	11.07	33.54	22,851,469	407,238,808	-2.84%	-0.38%	0.00%
	2014		0.65%	3.15%	11.39	34.07	24,595,417	444,106,901	-1.04%	1.46%	0.12%
	2013		0.65%	3.15%	11.51	33.99	25,652,712	468,775,881	24.30%	27.45%	0.86%
	2012		0.65%	3.15%	9.26	26.99	28,256,850	412,911,878	14.52%	17.41%	1.34%
	2011		0.65%	3.15%	8.88	23.26	27,803,290	361,902,049	-21.42%	-19.67%	1.32%
American Funds Global Small Capitalization Fund Class 4
	2015		0.30%	1.65%	9.89	9.98	449,566	4,478,298	-1.66%	-1.11%	0.00%
	2014	7/10/14	1.10%	1.65%	10.05	10.09	109,654	1,105,353	-3.11%	0.33%	0.15%
American Funds Growth Fund Class 1
	2015		0.40%	2.15%	11.53	24.75	295,072	5,907,860	4.84%	6.69%	0.88%
	2014		0.40%	2.15%	15.57	23.24	265,323	5,209,877	6.47%	8.14%	1.77%
	2013		0.60%	2.15%	20.43	21.43	95,918	1,854,888	28.24%	29.59%	2.17%
	2012	7/18/12	0.65%	1.70%	15.93	16.54	11,356	181,628	6.66%	8.59%	0.86%
American Funds Growth Fund Class 2
	2015		0.60%	3.20%	14.74	29.19	66,210,229	1,430,702,928	3.49%	6.22%	0.58%
	2014		0.60%	3.20%	14.09	27.83	77,008,391	1,582,205,164	5.09%	7.86%	0.76%
	2013		0.60%	3.20%	13.22	26.12	88,916,417	1,713,280,045	26.01%	29.26%	0.91%
	2012		0.65%	3.20%	10.35	20.46	104,648,159	1,577,540,044	14.24%	17.13%	0.76%
	2011		0.65%	3.15%	8.94	17.67	122,382,686	1,598,331,081	-6.97%	-4.90%	0.60%
American Funds Growth Fund Class 4
	2015		0.30%	1.65%	11.20	11.45	2,619,327	29,556,538	4.84%	6.26%	1.19%
	2014	7/11/14	0.30%	1.65%	10.68	10.78	689,230	7,385,095	1.48%	8.58%	1.88%
American Funds Growth-Income Fund Class 1
	2015		0.40%	1.90%	10.88	23.30	144,584	2,966,116	-0.20%	1.31%	1.56%
	2014		0.40%	1.90%	16.68	23.04	136,191	2,917,443	8.82%	10.24%	1.91%
	2013		0.60%	1.90%	20.84	20.84	42,509	857,590	32.95%	32.95%	4.20%
	2012	12/17/12	0.65%	0.65%	15.68	15.68	480	7,525	0.14%	0.14%	0.87%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2015		0.60%	3.20%	$13.95	$25.13	97,917,131	$1,864,034,886	-1.74%	0.85%	1.27%
	2014		0.60%	3.20%	14.13	25.23	108,518,744	2,071,195,590	7.15%	9.98%	1.25%
	2013		0.60%	3.20%	13.13	23.23	123,574,320	2,169,089,785	29.30%	32.71%	1.32%
	2012		0.60%	3.20%	10.11	17.73	141,043,265	1,889,206,205	13.84%	16.78%	1.59%
	2011		0.60%	3.15%	8.84	15.37	152,637,821	1,782,292,860	-4.59%	-2.42%	1.54%
American Funds Growth-Income Fund Class 4
	2015		0.30%	1.65%	10.57	10.81	1,933,530	20,582,982	-0.45%	0.91%	2.25%
	2014	7/11/14	0.30%	1.65%	10.62	10.71	429,293	4,572,408	1.70%	7.62%	2.87%
American Funds High-Income Bond Fund Class 1
	2015		0.60%	1.90%	10.11	10.74	84,527	894,088	-8.70%	-7.50%	6.45%
	2014		0.60%	1.90%	11.07	11.61	67,751	777,749	-1.09%	0.20%	7.05%
	2013		0.60%	1.90%	11.19	11.58	30,666	350,547	4.88%	6.26%	9.56%
	2012	3/26/12	0.60%	1.90%	10.67	10.90	15,785	170,366	0.25%	7.13%	15.17%
American Funds International Fund Class 1
	2015		0.40%	1.70%	9.09	15.37	250,441	3,084,558	-5.87%	-4.64%	2.18%
	2014		0.40%	1.70%	15.19	16.15	150,309	2,008,634	-4.05%	-2.99%	2.73%
	2013		0.60%	1.70%	15.83	15.83	28,752	466,616	19.85%	19.85%	2.40%
	2012	8/7/12	1.70%	1.70%	13.21	13.21	12,512	165,249	8.46%	8.46%	1.63%
American Funds International Fund Class 2
	2015		0.65%	3.15%	9.89	24.33	43,059,631	664,730,962	-7.49%	-5.14%	1.49%
	2014		0.65%	3.15%	10.69	25.96	44,124,291	729,574,567	-5.67%	-3.28%	1.38%
	2013		0.65%	3.15%	11.34	27.16	44,360,488	778,437,194	17.86%	20.85%	1.36%
	2012		0.65%	3.15%	9.62	22.75	46,582,914	700,805,428	14.25%	17.14%	1.49%
	2011		0.65%	3.15%	8.52	19.65	46,345,677	622,060,997	-16.39%	-14.52%	1.76%
American Funds International Fund Class 4
	2015		0.30%	1.65%	8.89	9.09	1,206,889	10,804,545	-6.31%	-5.04%	2.06%
	2014	7/8/14	0.30%	1.65%	9.49	9.57	318,221	3,027,225	-6.56%	2.94%	3.02%
American Funds International Growth and Income Fund Class 1
	2015		0.60%	2.15%	10.23	10.99	138,132	1,501,645	-7.35%	-5.91%	2.33%
	2014		0.60%	2.15%	11.05	11.68	132,517	1,533,911	-4.99%	-3.51%	3.51%
	2013	3/18/13	0.60%	2.15%	11.63	12.11	68,436	818,062	2.18%	14.51%	5.76%
American Funds Managed Risk Asset Allocation Fund Class P1
	2015		0.65%	1.70%	12.41	12.41	71,784	889,748	-1.48%	-1.48%	1.89%
	2014		0.65%	0.65%	12.59	12.59	59,551	749,950	2.58%	2.58%	0.31%
	2013	5/20/13	0.65%	0.65%	12.28	12.28	31,059	381,308	7.24%	7.24%	2.06%
American Funds Managed Risk Asset Allocation Fund Class P2
	2015		1.30%	2.80%	11.60	12.06	2,593,237	31,081,934	-3.56%	-2.35%	1.73%
	2014	8/20/14	1.30%	2.55%	12.03	12.35	511,562	6,299,380	-1.32%	3.75%	0.10%
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1
	2015		0.60%	1.70%	10.61	10.92	6,877	73,829	-8.64%	-7.63%	0.56%
	2014		0.60%	1.70%	11.82	11.82	8,638	101,228	7.93%	7.93%	4.48%
	2013	9/9/13	0.60%	0.60%	10.96	10.96	1,111	12,177	9.23%	9.23%	1.52%
American Funds Managed Risk Growth Fund Class P1
	2015		0.60%	0.60%	11.34	11.34	1,886	21,404	0.45%	0.45%	0.00%
	2014		0.60%	1.70%	11.09	11.09	6,172	68,833	0.46%	0.46%	1.05%
	2013	11/14/13	1.70%	1.70%	11.04	11.04	4,637	51,202	3.51%	3.51%	0.65%
American Funds Managed Risk Growth-Income Fund Class P1
	2015		0.65%	1.70%	10.95	11.25	2,157	23,786	-4.90%	-3.90%	0.32%
	2014		0.65%	1.70%	11.71	11.71	2,307	26,676	4.18%	4.18%	2.58%
	2013	12/16/13	0.65%	0.65%	11.24	11.24	558	6,275	3.40%	3.40%	0.98%
American Funds Managed Risk International Fund Class P1
	2015		0.60%	0.65%	9.37	9.37	5,906	55,274	-6.68%	-6.68%	0.01%
	2014	3/10/14	0.60%	0.60%	10.04	10.04	1,359	13,648	-4.08%	-4.08%	1.37%
American Funds Mortgage Fund Class 1
	2015		0.40%	1.90%	10.38	11.00	23,448	250,122	0.16%	1.68%	1.55%
	2014		0.40%	1.90%	10.37	10.85	26,208	276,226	3.56%	4.86%	0.90%
	2013		0.65%	1.90%	10.01	10.34	31,044	314,793	-3.26%	-2.05%	1.29%
	2012	6/22/12	0.65%	1.90%	10.35	10.56	14,108	147,411	-0.50%	0.49%	0.80%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Mortgage Fund Class 4
	2015		0.30%	1.65%	$10.10	$10.19	471,125	$4,794,465	-0.04%	0.51%	3.90%
	2014	7/24/14	1.10%	1.65%	10.10	10.14	5,213	52,828	0.65%	0.94%	1.37%
American Funds New World Fund Class 1
	2015		0.40%	2.15%	8.79	9.86	217,610	2,068,339	-5.02%	-3.34%	0.87%
	2014		0.40%	2.15%	9.67	10.23	165,600	1,645,697	-9.60%	-8.19%	1.59%
	2013		0.60%	2.15%	10.76	11.12	62,079	681,495	9.56%	10.94%	3.86%
	2012	6/22/12	0.65%	1.90%	9.82	10.03	2,740	27,382	15.20%	16.03%	1.74%
American Funds New World Fund Class 4
	2015		0.30%	1.65%	8.60	8.79	1,131,422	9,799,068	-4.96%	-3.66%	0.68%
	2014	6/30/14	0.30%	1.65%	9.05	9.13	229,661	2,083,507	-13.72%	-2.61%	2.44%
American Funds U.S. Government/AAA-Rated Securities Fund Class 1
	2015		0.60%	1.90%	10.32	10.95	11,804	127,303	0.01%	1.32%	1.29%
	2014		0.60%	1.90%	10.31	10.81	17,594	186,388	3.26%	4.61%	1.14%
	2013		0.60%	1.90%	9.99	10.33	26,690	270,577	-4.70%	-3.45%	1.34%
	2012	5/31/12	0.60%	1.90%	10.48	10.70	6,133	64,936	-0.37%	0.30%	1.57%
BlackRock Global Allocation V.I. Fund Class I
	2015		0.40%	1.90%	9.95	15.33	211,287	2,832,358	-2.58%	-1.11%	1.40%
	2014		0.40%	1.90%	11.85	15.53	95,187	1,443,873	0.19%	1.50%	2.77%
	2013		0.60%	1.90%	15.10	15.30	61,891	937,866	13.73%	14.07%	2.74%
	2012	9/4/12	0.60%	0.90%	13.28	13.41	5,032	67,220	-0.04%	3.55%	4.39%
BlackRock Global Allocation V.I. Fund Class III
	2015		0.30%	3.20%	9.93	15.03	86,148,478	1,199,215,935	-4.12%	-1.30%	1.03%
	2014		0.30%	3.20%	11.12	15.29	91,977,049	1,314,829,729	-1.28%	1.27%	2.17%
	2013		0.60%	3.20%	11.26	15.13	97,802,754	1,396,151,367	10.81%	13.73%	1.06%
	2012		0.60%	3.20%	10.16	13.30	99,634,318	1,265,422,400	6.51%	9.31%	1.54%
	2011		0.60%	3.20%	10.23	12.17	88,294,663	1,039,089,031	-6.40%	-4.22%	2.89%
BlackRock iShares Alternative Strategies V.I. Fund Class III
	2015	5/26/15	0.30%	1.65%	9.35	9.44	54,935	515,429	-5.32%	-3.32%	6.31%
ClearBridge Variable Aggressive Growth Portfolio Class I
	2015		0.40%	0.40%	10.98	10.98	17,166	188,486	-2.13%	-2.13%	0.33%
	2014	7/24/14	0.40%	0.40%	11.22	11.22	17,600	197,454	2.42%	2.42%	0.24%
ClearBridge Variable Aggressive Growth Portfolio Class II
	2015		0.30%	1.65%	10.71	10.95	1,645,147	17,765,237	-3.54%	-2.23%	0.11%
	2014	6/27/14	0.30%	1.65%	11.11	11.20	423,885	4,723,066	1.61%	4.95%	0.00%
ClearBridge Variable Mid Cap Core Portfolio Class I
	2015		0.40%	0.65%	10.84	10.84	16,347	176,720	1.89%	1.89%	0.07%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	241	2,559	2.40%	2.40%	0.28%
ClearBridge Variable Mid Cap Core Portfolio Class II
	2015		0.30%	2.80%	10.37	10.81	1,626,343	17,287,110	-0.85%	1.68%	0.05%
	2014	5/19/14	0.30%	3.00%	10.45	10.63	1,357,176	14,307,002	-0.52%	9.15%	0.20%
Delaware VIP Diversified Income Series Standard Class
	2015		0.40%	2.15%	9.98	14.50	249,569	3,257,476	-3.19%	-1.48%	3.00%
	2014		0.40%	2.15%	10.81	14.75	85,063	1,143,589	3.08%	4.69%	1.88%
	2013		0.60%	2.15%	14.05	14.05	43,579	563,170	-1.90%	-1.90%	0.88%
	2012	12/14/12	0.65%	0.65%	14.32	14.32	4,298	61,548	0.06%	0.06%	0.00%
Delaware VIP Diversified Income Series Service Class
	2015		0.30%	3.20%	9.80	16.32	114,243,405	1,691,750,437	-4.45%	-1.64%	2.78%
	2014		0.30%	3.20%	10.25	16.76	110,189,860	1,681,645,917	1.68%	4.36%	1.97%
	2013		0.60%	3.20%	10.08	16.18	96,298,898	1,420,559,454	-4.53%	-2.06%	2.15%
	2012		0.65%	3.20%	10.57	16.62	91,557,117	1,400,398,415	3.56%	6.18%	2.94%
	2011		0.65%	3.15%	10.28	15.76	81,034,287	1,190,826,571	3.12%	5.47%	3.88%
Delaware VIP Emerging Markets Series Standard Class
	2014	9/17/14	0.80%	0.80%	9.06	9.06	347	3,141	-14.13%	-14.13%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Emerging Markets Series Service Class
	2015		0.60%	3.20%	$6.99	$37.29	18,736,964	$277,740,382	-17.46%	-15.29%	0.59%
	2014		0.60%	3.20%	8.47	44.57	18,418,834	325,412,353	-11.15%	-8.82%	0.41%
	2013		0.60%	3.20%	9.54	49.49	18,654,260	366,304,797	6.40%	9.15%	1.47%
	2012		0.65%	3.20%	8.96	45.89	19,252,075	349,984,488	10.59%	13.45%	0.75%
	2011		0.65%	3.20%	8.67	40.94	18,913,750	308,378,797	-22.25%	-20.52%	1.58%
Delaware VIP High Yield Series Standard Class
	2015		1.40%	2.35%	17.61	24.56	188,579	3,371,137	-8.77%	-7.90%	6.42%
	2014		1.40%	2.35%	19.12	26.78	223,892	4,346,695	-2.60%	-1.67%	6.44%
	2013		1.40%	2.35%	19.44	26.46	259,899	5,122,924	6.68%	7.70%	10.17%
	2012		1.40%	2.35%	18.05	24.75	557,596	10,126,647	15.09%	16.19%	6.04%
	2011		1.40%	2.35%	15.54	21.46	334,426	5,252,890	0.00%	0.96%	7.91%
Delaware VIP High Yield Series Service Class
	2015		0.65%	3.15%	10.37	23.52	7,724,858	141,996,806	-9.76%	-7.48%	6.65%
	2014		0.65%	3.15%	11.49	26.04	9,085,188	183,036,976	-3.62%	-1.18%	6.66%
	2013		0.65%	3.15%	11.92	26.67	10,902,384	224,761,227	5.60%	8.27%	7.38%
	2012		0.65%	3.15%	11.29	24.93	12,959,675	248,978,115	13.72%	16.59%	8.61%
	2011		0.65%	3.15%	12.41	21.64	14,588,017	243,741,485	-0.55%	1.67%	8.92%
Delaware VIP International Value Equity Series Standard Class
	2015		1.40%	1.65%	17.80	19.11	8,520	151,785	-1.16%	-0.91%	1.87%
	2014		1.40%	1.65%	17.97	17.97	8,854	159,204	-9.94%	-9.94%	1.34%
	2013		1.40%	2.15%	19.95	22.16	10,844	217,780	20.18%	21.08%	1.56%
	2012		1.40%	2.15%	16.48	18.44	12,932	214,482	12.75%	13.60%	2.57%
	2011		1.40%	2.15%	14.50	16.35	15,242	222,522	-16.26%	-15.63%	1.26%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.60%	2.15%	9.58	11.56	106,508	1,136,777	-1.36%	0.19%	1.70%
	2014		0.60%	2.15%	9.71	11.53	115,875	1,237,024	-0.47%	1.09%	1.60%
	2013		0.60%	2.15%	9.83	11.41	86,433	902,812	-2.92%	-1.65%	1.42%
	2012	6/22/12	0.60%	1.90%	10.13	11.60	6,886	76,979	-0.28%	0.46%	0.91%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2015		0.60%	3.20%	8.96	12.26	118,427,400	1,323,115,458	-2.54%	0.04%	1.45%
	2014		0.60%	3.20%	9.19	12.25	120,406,279	1,356,387,266	-1.75%	0.84%	1.33%
	2013		0.60%	3.20%	9.36	12.15	114,924,314	1,296,360,971	-4.43%	-1.92%	1.28%
	2012		0.60%	3.20%	9.80	12.39	94,626,180	1,098,789,192	-0.66%	1.91%	1.43%
	2011		0.60%	3.15%	10.27	12.15	78,519,076	911,377,732	-0.32%	1.94%	1.62%
Delaware VIP REIT Series Standard Class
	2015		0.40%	2.35%	11.56	45.23	98,252	3,944,404	1.34%	3.33%	1.22%
	2014		0.40%	2.35%	30.35	44.21	141,768	5,926,515	26.46%	27.66%	1.33%
	2013		1.40%	2.35%	24.00	34.63	126,712	4,258,904	-0.23%	0.72%	1.53%
	2012		1.40%	2.35%	24.06	34.38	130,450	4,355,745	14.23%	15.32%	1.60%
	2011		1.40%	2.35%	21.06	29.81	160,337	4,660,435	8.38%	9.42%	1.62%
Delaware VIP REIT Series Service Class
	2015		0.30%	3.20%	11.53	37.20	6,981,859	163,379,321	0.26%	3.21%	1.00%
	2014		0.30%	3.20%	13.04	36.44	7,537,961	176,163,124	25.06%	28.35%	1.12%
	2013		0.60%	3.20%	10.27	28.62	7,541,026	140,346,986	-1.29%	1.26%	1.31%
	2012		0.65%	3.20%	10.24	28.47	8,020,243	151,073,344	12.99%	15.85%	1.26%
	2011		0.65%	3.15%	8.93	24.76	7,381,989	124,874,170	7.51%	9.90%	1.34%
Delaware VIP Small Cap Value Series Standard Class
	2015		0.40%	2.35%	9.57	36.60	179,747	6,367,026	-8.40%	-6.60%	0.73%
	2014		0.40%	2.35%	32.00	39.58	195,050	7,559,965	3.40%	4.39%	0.56%
	2013		1.40%	2.35%	30.95	37.91	213,991	8,057,362	30.41%	31.65%	0.74%
	2012		1.40%	2.35%	23.73	28.80	248,520	7,108,831	11.26%	12.32%	0.60%
	2011		1.40%	2.35%	21.33	25.64	295,505	7,526,918	-3.63%	-2.70%	0.52%
Delaware VIP Small Cap Value Series Service Class
	2015		0.30%	3.20%	9.54	36.54	13,594,728	301,130,775	-9.41%	-6.74%	0.47%
	2014		0.30%	3.20%	14.99	39.61	14,687,106	355,732,262	2.29%	4.93%	0.34%
	2013		0.65%	3.20%	14.66	38.03	15,896,125	372,923,143	28.98%	32.31%	0.52%
	2012		0.65%	3.20%	11.36	28.96	18,110,280	325,403,913	10.06%	12.90%	0.35%
	2011		0.65%	3.20%	10.75	25.85	20,004,931	323,498,204	-4.36%	-2.23%	0.28%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.40%	2.50%	$11.91	$37.55	216,769	$7,913,109	5.04%	7.11%	0.38%
	2014		0.40%	2.35%	28.00	35.41	238,939	8,365,583	0.75%	1.71%	0.07%
	2013		1.40%	2.35%	27.58	34.81	271,774	9,429,179	38.05%	39.36%	0.03%
	2012		1.40%	2.35%	19.83	24.98	312,966	7,799,343	8.44%	9.48%	0.24%
	2011		1.40%	2.35%	18.15	22.82	374,688	8,532,844	5.62%	6.63%	0.98%
Delaware VIP Smid Cap Growth Series Service Class
	2015		0.30%	3.15%	11.89	34.23	6,674,093	170,242,554	3.98%	6.99%	0.16%
	2014		0.30%	3.15%	15.00	32.49	6,122,012	147,642,377	-0.32%	2.21%	0.00%
	2013		0.65%	3.15%	14.85	32.18	7,136,137	169,924,221	36.61%	40.06%	0.00%
	2012		0.65%	3.15%	10.72	23.25	7,728,235	132,109,834	7.28%	9.99%	0.01%
	2011		0.65%	3.15%	9.86	21.00	7,446,364	115,611,592	4.92%	7.20%	0.74%
Delaware VIP U.S. Growth Series Service Class
	2015		0.30%	3.20%	16.62	24.50	17,287,587	351,628,194	1.82%	4.40%	0.35%
	2014		0.65%	3.15%	16.27	23.75	18,204,155	356,087,453	9.00%	11.76%	0.01%
	2013		0.65%	3.15%	14.89	21.51	19,086,029	335,409,773	30.28%	33.57%	0.12%
	2012		0.65%	3.15%	11.39	16.29	20,861,489	276,129,824	12.53%	15.20%	0.00%
	2011		0.65%	3.00%	10.11	14.31	20,137,700	232,573,464	4.48%	6.81%	0.04%
Delaware VIP Value Series Standard Class
	2015		0.40%	2.35%	10.85	27.44	287,275	6,159,729	-2.73%	-0.81%	1.75%
	2014		0.40%	2.35%	22.18	28.07	321,113	7,091,505	11.35%	12.41%	1.71%
	2013		1.40%	2.35%	19.73	25.08	370,671	7,405,602	30.59%	31.84%	1.76%
	2012		1.40%	2.35%	14.97	19.11	379,166	5,735,340	12.07%	13.14%	2.24%
	2011		1.40%	2.35%	13.23	16.97	434,858	5,811,505	6.99%	8.01%	2.01%
Delaware VIP Value Series Service Class
	2015		0.30%	3.20%	10.82	26.58	13,027,705	262,215,467	-3.77%	-0.94%	1.51%
	2014		0.30%	3.20%	14.77	27.25	13,857,245	287,864,246	10.12%	12.96%	1.42%
	2013		0.65%	3.20%	13.30	24.42	13,475,411	250,120,711	29.18%	32.51%	1.53%
	2012		0.65%	3.20%	10.14	18.65	13,064,224	184,513,961	10.83%	13.69%	1.98%
	2011		0.65%	3.20%	9.01	16.30	12,147,550	154,062,662	6.19%	8.55%	1.70%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.40%	2.15%	9.45	13.10	78,294	920,543	-8.29%	-6.86%	2.87%
	2014		0.60%	2.15%	10.30	14.06	67,124	852,273	1.30%	2.88%	1.78%
	2013		0.60%	2.15%	10.25	13.67	52,526	637,444	-0.97%	0.34%	0.67%
	2012	6/22/12	0.60%	1.90%	10.35	13.62	3,133	41,178	0.20%	6.64%	0.00%
Deutsche Alternative Asset Allocation VIP Portfolio B
	2015		0.30%	3.20%	8.83	12.84	4,501,518	53,959,007	-9.49%	-6.83%	2.71%
	2014		0.30%	3.20%	9.76	13.91	4,275,328	55,634,524	-0.02%	2.57%	1.56%
	2013		0.65%	3.20%	9.76	13.67	4,140,319	52,997,930	-2.42%	0.10%	1.80%
	2012		0.65%	3.20%	10.00	13.77	3,782,943	48,887,063	5.92%	8.66%	3.19%
	2011		0.65%	3.20%	11.72	12.77	3,156,835	37,965,035	-5.79%	-3.74%	1.01%
Deutsche Equity 500 Index VIP Portfolio A
	2015		1.30%	2.65%	13.70	23.62	362,823	6,242,087	-1.51%	-0.18%	1.67%
	2014		1.30%	2.65%	13.79	23.66	400,529	7,058,427	10.43%	11.93%	1.88%
	2013		1.30%	2.65%	12.39	21.14	540,134	8,249,499	28.48%	30.22%	2.77%
	2012		1.30%	2.65%	9.56	16.82	1,573,706	18,587,414	12.67%	14.20%	1.80%
	2011		1.30%	2.65%	8.41	14.81	1,765,361	18,412,219	-0.83%	0.52%	1.74%
Deutsche Equity 500 Index VIP Portfolio B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.57%
	2012		1.15%	3.05%	10.90	15.77	1,745,099	24,431,454	12.23%	14.10%	1.50%
	2011		1.15%	2.80%	9.71	13.84	2,068,470	25,866,328	-1.30%	0.34%	1.41%
Deutsche Small Cap Index VIP Portfolio A
	2015		1.30%	2.65%	14.83	29.25	135,242	3,512,931	-7.09%	-5.83%	1.05%
	2014		1.30%	2.65%	15.94	31.23	157,921	4,366,578	2.00%	3.39%	0.98%
	2013		1.30%	2.65%	15.61	30.37	197,615	5,316,825	35.02%	36.85%	1.67%
	2012		1.30%	2.65%	11.54	22.32	237,379	4,672,758	13.21%	14.75%	0.90%
	2011		1.30%	2.65%	10.18	19.02	290,157	5,003,402	-6.92%	-5.65%	0.88%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Small Cap Index VIP Portfolio B
	2013		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	1.47%
	2012		1.10%	2.80%	11.53	19.44	716,261	11,128,385	12.68%	14.61%	0.67%
	2011		1.10%	2.80%	10.18	17.00	897,245	12,331,980	-7.21%	-5.62%	0.60%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2015		0.30%	1.65%	9.62	9.70	697,430	6,754,584	-2.61%	-2.08%	3.35%
	2014	7/8/14	1.10%	1.65%	9.88	9.91	142,143	1,407,375	-1.51%	-1.22%	1.61%
Eaton Vance VT Floating-Rate Income Fund Advisor Class
	2015		0.40%	0.80%	9.80	9.87	208,187	2,053,882	-1.42%	-1.03%	3.62%
	2014	9/22/14	0.40%	0.80%	9.94	9.97	44,060	439,056	-0.62%	-0.23%	1.00%
Fidelity VIP Contrafund Portfolio Initial Class
	2015		0.40%	0.80%	10.95	10.95	26,396	288,974	0.27%	0.27%	1.17%
	2014	9/12/14	0.40%	0.40%	10.93	10.93	11,580	126,513	3.23%	3.23%	2.01%
Fidelity VIP Contrafund Portfolio Service Class 2
	2015		0.30%	3.20%	10.93	27.75	46,418,773	1,042,372,893	-2.75%	0.11%	0.79%
	2014		0.30%	3.20%	14.47	28.00	49,380,506	1,129,791,103	8.14%	10.99%	0.72%
	2013		0.60%	3.20%	13.23	25.41	54,960,895	1,147,842,954	26.83%	30.10%	0.82%
	2012		0.65%	3.20%	10.32	19.65	60,353,643	982,723,808	12.48%	15.39%	1.11%
	2011		0.65%	3.20%	9.61	17.14	63,087,761	912,428,246	-5.52%	-3.41%	0.81%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		1.40%	2.35%	13.73	17.12	417,316	6,035,653	14.58%	15.68%	3.07%
	2011		1.40%	2.35%	11.89	14.87	468,306	5,855,188	-1.38%	-0.43%	2.36%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.00%
	2012		1.30%	2.85%	10.51	16.69	2,313,710	33,091,613	13.77%	15.54%	2.73%
	2011		1.30%	2.85%	9.21	14.53	2,861,794	35,610,265	-1.98%	-0.65%	2.09%
Fidelity VIP Growth Portfolio Initial Class
	2015		0.40%	2.50%	11.60	25.09	283,603	5,172,442	4.68%	6.75%	0.25%
	2014		0.40%	2.35%	17.25	23.84	312,379	5,379,425	8.71%	9.75%	0.18%
	2013		1.40%	2.35%	15.72	21.82	344,916	5,449,720	33.17%	34.44%	0.28%
	2012		1.40%	2.35%	11.69	16.30	399,781	4,693,997	12.03%	13.10%	0.58%
	2011		1.40%	2.35%	10.34	14.48	460,052	4,775,306	-2.13%	-1.19%	0.34%
Fidelity VIP Growth Portfolio Service Class 2
	2015		0.30%	3.15%	10.96	24.26	8,766,814	165,705,481	3.59%	6.59%	0.03%
	2014		0.30%	3.15%	10.43	23.12	8,743,528	157,076,821	7.57%	10.29%	0.00%
	2013		0.65%	3.15%	9.57	21.21	9,844,980	160,663,201	31.79%	35.12%	0.05%
	2012		0.65%	3.15%	7.16	15.89	10,524,487	128,371,676	10.86%	13.66%	0.41%
	2011		0.65%	3.15%	6.38	14.15	10,487,630	112,879,306	-2.84%	-0.68%	0.15%
Fidelity VIP Mid Cap Portfolio Initial Class
	2015		0.40%	0.80%	10.27	10.34	60,944	629,561	-2.18%	-1.78%	0.50%
	2014	7/24/14	0.40%	0.80%	10.50	10.53	55,948	588,669	0.58%	0.70%	0.73%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2015		0.30%	3.20%	10.32	20.83	26,015,626	502,064,436	-4.73%	-1.92%	0.25%
	2014		0.30%	3.20%	13.33	21.44	27,773,055	554,863,646	2.69%	5.40%	0.02%
	2013		0.60%	3.20%	12.98	20.48	29,593,175	567,793,371	31.59%	34.99%	0.27%
	2012		0.65%	3.20%	9.86	15.26	33,298,343	479,121,111	10.96%	13.82%	0.39%
	2011		0.65%	3.20%	10.17	13.49	33,192,208	426,177,922	-13.40%	-11.43%	0.02%
Fidelity VIP Overseas Portfolio Initial Class
	2012		1.40%	2.50%	12.99	18.08	117,396	1,543,100	17.76%	19.06%	1.77%
	2011		1.40%	2.50%	10.93	15.30	153,184	1,688,755	-18.93%	-18.32%	1.33%
Fidelity VIP Overseas Portfolio Service Class 2
	2012		0.65%	2.95%	8.91	18.63	5,375,511	70,116,312	16.88%	19.60%	1.59%
	2011		0.65%	2.95%	7.52	15.68	6,621,278	73,555,411	-19.67%	-17.88%	1.17%
Fidelity VIP Strategic Income Portfolio Initial Class
	2015	8/20/15	0.40%	0.40%	9.54	9.54	17,775	169,676	-2.39%	-2.39%	3.54%
Fidelity VIP Strategic Income Portfolio Service Class 2
	2015	6/2/15	0.30%	1.65%	9.44	9.53	201,175	1,905,317	-4.80%	0.08%	4.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust Multi Income Allocation Portfolio Class I
	2015		0.30%	1.65%	$9.80	$10.02	294,772	$2,903,830	-4.82%	-3.51%	2.92%
	2014	7/11/14	0.30%	1.65%	10.30	10.39	41,113	424,568	-0.28%	1.38%	1.45%
First Trust Multi Income Allocation Portfolio Class II
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.24%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
	2015		0.30%	1.65%	10.41	10.64	846,252	8,848,494	-1.55%	-0.21%	3.79%
	2014	7/16/14	0.30%	1.65%	10.57	10.66	146,866	1,555,694	3.49%	4.96%	0.17%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II
	2015	8/4/15	0.40%	0.40%	10.66	10.66	554	5,917	-1.62%	-1.62%	2.04%
Franklin Founding Funds Allocation VIP Fund Class 4
	2015		0.30%	1.65%	8.94	9.02	433,559	3,901,773	-7.77%	-7.27%	3.28%
	2014	7/7/14	1.10%	1.65%	9.69	9.73	664,782	6,459,585	-5.07%	-3.68%	0.00%
Franklin Income VIP Fund Class 1
	2015	8/20/15	0.40%	0.40%	9.10	9.10	6,237	56,787	-3.19%	-3.19%	0.00%
Franklin Income VIP Fund Class 2
	2015		0.60%	3.20%	11.08	15.07	40,053,489	546,576,674	-9.98%	-7.66%	4.65%
	2014		0.65%	3.20%	12.31	16.70	42,936,639	640,251,249	1.32%	3.94%	4.95%
	2013		0.65%	3.20%	12.14	16.44	44,017,116	637,025,857	10.35%	13.20%	6.33%
	2012		0.65%	3.20%	11.01	14.86	45,522,467	587,335,783	9.11%	11.92%	6.50%
	2011		0.65%	3.20%	10.61	12.06	45,492,856	530,064,143	-0.49%	1.72%	5.71%
Franklin Income VIP Fund Class 4
	2015		0.30%	1.65%	8.87	9.07	1,871,191	16,724,357	-8.67%	-7.42%	4.36%
	2014	7/2/14	0.30%	1.65%	9.71	9.80	799,422	7,785,150	-5.16%	-4.05%	0.00%
Franklin Mutual Shares VIP Fund Class 1
	2015	2/12/15	0.40%	0.80%	9.65	9.71	4,409	42,696	-8.56%	-7.14%	4.45%
Franklin Mutual Shares VIP Fund Class 2
	2015		0.60%	3.20%	11.42	16.57	54,160,493	722,209,227	-7.93%	-5.50%	3.06%
	2014		0.60%	3.20%	12.35	17.95	57,601,956	816,349,869	3.75%	6.48%	1.99%
	2013		0.60%	3.20%	11.85	17.26	61,488,681	821,308,773	24.23%	27.49%	2.05%
	2012		0.60%	3.20%	9.50	13.86	67,978,309	714,861,663	10.70%	13.56%	2.11%
	2011		0.60%	3.15%	8.54	10.61	66,563,230	615,076,571	-3.83%	-1.64%	2.47%
Franklin Mutual Shares VIP Fund Class 4
	2015		0.30%	1.65%	9.46	9.54	361,025	3,439,996	-6.60%	-6.09%	3.76%
	2014	6/27/14	1.10%	1.65%	10.13	10.16	80,873	821,201	-2.00%	0.38%	1.09%
Franklin Rising Dividends VIP Fund Class 1
	2015		0.40%	0.40%	10.22	10.22	39,479	403,470	-3.80%	-3.80%	1.79%
	2014	12/26/14	0.40%	0.40%	10.62	10.62	8,072	85,754	-1.37%	-1.37%	0.00%
Franklin Rising Dividends VIP Fund Class 4
	2015		0.30%	1.65%	9.96	10.18	812,411	8,143,641	-5.33%	-4.03%	1.44%
	2014	7/8/14	0.30%	1.65%	10.52	10.61	247,836	2,612,458	3.35%	9.47%	0.00%
Franklin Small Cap Value VIP Fund Class 1
	2015		0.40%	0.40%	9.17	9.17	29,834	273,520	-7.55%	-7.55%	0.91%
	2014	7/24/14	0.40%	0.80%	9.89	9.92	28,306	280,716	-1.64%	-0.06%	0.00%
Franklin Small Cap Value VIP Fund Class 4
	2015		0.30%	1.65%	8.93	9.13	256,182	2,302,665	-9.03%	-7.79%	0.57%
	2014	6/30/14	0.30%	1.65%	9.81	9.90	74,120	729,615	-4.40%	2.72%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2015	2/12/15	0.40%	0.40%	10.48	10.48	499	5,227	-6.30%	-6.30%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2013		1.30%	1.30%	18.34	18.34	8	153	36.36%	36.36%	0.00%
	2012		0.65%	3.05%	8.30	20.65	6,950,142	95,465,313	7.58%	10.13%	0.00%
	2011		0.65%	3.00%	7.59	18.98	7,932,229	99,563,324	-7.46%	-5.45%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 4
	2015		0.30%	1.65%	10.21	10.31	203,997	2,101,188	-4.36%	-3.83%	0.00%
	2014	6/27/14	1.10%	1.65%	10.68	10.72	59,006	631,684	1.72%	11.79%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Large Cap Value Fund Service Class
	2015		0.65%	2.60%	$14.64	$20.44	8,058,914	$152,745,824	-7.03%	-5.20%	1.17%
	2014		0.65%	2.60%	15.74	21.56	8,521,063	170,988,409	9.72%	11.88%	1.08%
	2013		0.65%	2.60%	14.33	19.27	9,859,446	177,640,451	29.52%	32.07%	0.93%
	2012		0.65%	2.60%	11.06	14.59	11,719,759	160,364,887	15.77%	18.05%	1.11%
	2011		0.65%	2.60%	10.01	12.36	13,467,908	156,722,125	-9.51%	-7.87%	1.32%
Goldman Sachs VIT Money Market Fund Institutional Class
	2015		0.40%	0.40%	9.94	9.94	83,411	829,040	-0.37%	-0.37%	0.02%
	2014	8/13/14	0.40%	0.40%	9.98	9.98	33,096	330,156	-0.15%	-0.15%	0.01%
Goldman Sachs VIT Money Market Fund Service Class
	2015		0.30%	1.65%	9.73	9.95	3,667,090	35,943,941	-1.63%	-0.30%	0.01%
	2014	6/27/14	0.30%	1.65%	9.90	9.98	696,493	6,913,327	-0.62%	-0.15%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class
	2015		1.10%	1.65%	9.09	9.18	273,286	2,503,876	-6.44%	-5.93%	2.33%
	2014	7/17/14	0.30%	1.65%	9.72	9.81	78,046	761,056	-3.44%	-0.96%	2.70%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class
	2015		0.40%	0.40%	9.35	9.35	3,042	28,443	-4.89%	-4.89%	2.10%
	2014	7/25/14	0.40%	0.40%	9.83	9.83	2,951	29,011	-2.79%	-2.79%	1.62%
Goldman Sachs VIT Strategic Income Fund Advisor Class
	2015		1.10%	1.65%	9.41	9.50	393,476	3,727,127	-3.85%	-3.32%	2.81%
	2014	6/30/14	1.10%	1.65%	9.79	9.82	73,914	725,079	-2.50%	-1.46%	3.93%
Guggenheim Long Short Equity Fund
	2015		0.30%	1.65%	10.46	10.65	331,382	3,484,473	-0.25%	0.86%	0.00%
	2014	7/8/14	0.40%	1.50%	10.48	10.56	32,127	337,506	3.47%	7.33%	0.00%
Guggenheim Multi-Hedge Strategies Fund
	2015		0.40%	1.65%	10.38	10.57	335,852	3,504,194	0.33%	1.44%	0.65%
	2014	7/17/14	0.40%	1.50%	10.34	10.42	48,619	504,099	3.03%	3.22%	0.00%
Hartford Capital Appreciation HLS Fund Class IA
	2015		0.40%	0.40%	10.58	10.58	7,552	79,900	0.62%	0.62%	1.08%
	2014	7/24/14	0.40%	0.40%	10.51	10.51	4,695	49,359	0.91%	0.91%	1.01%
Hartford Capital Appreciation HLS Fund Class IC
	2015		0.30%	1.65%	10.28	10.37	590,300	6,107,986	-1.12%	-0.57%	0.83%
	2014	7/7/14	1.10%	1.65%	10.40	10.43	151,210	1,575,774	0.55%	9.77%	1.81%
Huntington VA Balanced Fund
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2013		1.10%	2.75%	11.50	11.98	255,104	3,020,057	12.13%	13.88%	2.00%
	2012		1.10%	2.65%	10.25	10.51	261,079	2,726,151	6.64%	8.25%	1.74%
	2011	6/13/11	1.15%	2.65%	9.62	9.71	96,988	939,589	-2.89%	5.80%	1.55%
Huntington VA Dividend Capture Fund
	2015		1.10%	2.20%	12.77	13.44	89,058	1,182,870	-5.17%	-4.11%	4.15%
	2014		1.10%	2.20%	13.47	14.02	100,138	1,389,923	7.76%	8.95%	5.21%
	2013		1.10%	2.20%	12.50	12.87	104,189	1,331,206	17.35%	18.65%	3.04%
	2012		1.10%	2.20%	10.65	10.84	105,834	1,143,254	9.04%	10.19%	4.76%
	2011	6/29/11	1.15%	2.20%	9.77	9.83	32,379	317,940	-0.64%	9.19%	6.87%
Invesco V.I. American Franchise Fund Series I
	2015		1.40%	1.80%	6.23	10.45	259,703	2,552,845	3.13%	3.55%	0.00%
	2014		1.40%	1.80%	6.04	10.09	277,239	2,631,394	6.51%	6.93%	0.04%
	2013		1.40%	1.80%	5.68	9.44	318,698	2,811,844	37.64%	38.19%	0.43%
	2012	4/27/12	1.40%	2.15%	4.12	12.71	388,788	2,448,434	-3.92%	-3.42%	0.00%
Invesco V.I. American Franchise Fund Series II
	2015		1.30%	2.15%	13.81	18.79	97,067	1,394,206	2.52%	3.41%	0.00%
	2014		1.30%	2.15%	13.35	18.17	82,287	1,160,140	5.87%	6.77%	0.00%
	2013		1.30%	2.15%	12.58	17.02	101,689	1,350,336	36.83%	37.99%	0.25%
	2012	4/27/12	1.30%	2.15%	9.18	12.37	119,108	1,160,818	-4.09%	-3.54%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund Series I
	2015		0.40%	0.80%	9.72	9.78	18,541	181,221	-4.86%	-4.48%	4.38%
	2014	10/6/14	0.40%	0.80%	10.21	10.24	15,983	163,613	1.17%	1.64%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Balanced-Risk Allocation Fund Series II
	2015		0.30%	1.65%	$9.54	$9.75	629,069	$6,040,193	-5.97%	-4.68%	5.22%
	2014	7/17/14	0.30%	1.65%	10.14	10.23	138,690	1,409,936	-1.41%	0.72%	0.00%
Invesco V.I. Capital Appreciation Fund Series I
	2011		1.40%	2.15%	3.73	11.54	430,501	2,450,534	-9.87%	-9.19%	0.15%
Invesco V.I. Capital Appreciation Fund Series II
	2011		1.30%	2.15%	8.34	11.26	137,771	1,219,587	-10.07%	-9.30%	0.00%
Invesco V.I. Comstock Fund Series I
	2015	1/20/15	0.40%	0.40%	9.92	9.92	7,665	76,058	-3.10%	-3.10%	2.59%
Invesco V.I. Comstock Fund Series II
	2015		0.30%	1.50%	9.71	9.90	230,234	2,250,576	-7.59%	-6.46%	2.16%
	2014	6/27/14	0.30%	1.50%	10.50	10.58	106,746	1,123,603	0.33%	2.02%	1.00%
Invesco V.I. Core Equity Fund Series I
	2015		1.40%	2.35%	10.12	20.09	491,817	6,827,267	-7.96%	-7.08%	1.10%
	2014		1.40%	2.35%	10.93	21.78	561,170	8,378,083	5.63%	6.64%	0.84%
	2013		1.40%	2.35%	10.29	20.58	649,963	9,093,922	26.25%	27.45%	1.36%
	2012		1.40%	2.35%	8.11	16.27	760,319	8,273,284	11.24%	12.30%	0.95%
	2011		1.40%	2.35%	7.25	14.60	923,568	8,890,121	-2.39%	-1.45%	0.93%
Invesco V.I. Core Equity Fund Series II
	2015		1.30%	2.55%	14.86	20.03	109,222	1,779,813	-8.37%	-7.22%	0.85%
	2014		1.30%	2.55%	16.12	21.93	132,515	2,328,434	5.13%	6.45%	0.67%
	2013		1.30%	2.55%	15.24	20.71	151,110	2,492,738	25.69%	27.27%	1.20%
	2012		1.30%	2.55%	12.05	16.36	177,661	2,319,966	10.75%	12.15%	0.78%
	2011		1.30%	2.55%	10.82	14.67	246,051	2,952,470	-2.81%	-1.58%	0.74%
Invesco V.I. Diversified Dividend Fund Series I
	2015		0.40%	0.40%	10.81	10.81	2,670	28,870	1.66%	1.66%	1.74%
	2014	9/25/14	0.40%	0.40%	10.63	10.63	1,891	20,112	6.02%	6.02%	0.00%
Invesco V.I. Diversified Dividend Fund Series II
	2015		0.30%	1.65%	10.55	10.78	500,906	5,324,096	0.15%	1.52%	1.95%
	2014	7/10/14	0.30%	1.65%	10.53	10.62	66,573	703,253	0.40%	9.67%	1.58%
Invesco V.I. Equally-Weighted S&P 500 Fund Series I
	2015	1/20/15	0.40%	0.40%	10.57	10.57	894	9,448	-0.71%	-0.71%	1.91%
Invesco V.I. Equally-Weighted S&P 500 Fund Series II
	2015		0.30%	1.65%	10.31	10.55	851,935	8,844,073	-4.51%	-3.21%	1.64%
	2014	7/9/14	0.30%	1.65%	10.80	10.90	136,960	1,483,592	4.07%	11.61%	0.81%
Invesco V.I. Equity and Income Fund Series II
	2015		0.30%	1.65%	10.03	10.12	443,458	4,477,860	-4.18%	-3.65%	3.30%
	2014	7/8/14	1.10%	1.65%	10.47	10.51	123,483	1,296,474	0.74%	2.15%	1.09%
Invesco V.I. International Growth Fund Series I
	2015		0.40%	2.70%	9.40	22.56	149,912	2,279,644	-4.18%	-2.73%	1.47%
	2014		0.40%	2.15%	13.09	26.44	143,078	2,385,899	-1.80%	-1.06%	1.50%
	2013		1.40%	2.15%	13.29	26.92	156,767	2,842,158	16.48%	17.36%	1.20%
	2012		1.40%	2.15%	11.37	23.11	180,597	2,817,427	13.08%	13.93%	1.44%
	2011		1.40%	2.15%	10.02	20.44	204,907	2,801,448	-8.73%	-8.04%	1.58%
Invesco V.I. International Growth Fund Series II
	2015		0.30%	3.00%	9.27	25.52	1,393,853	24,503,635	-5.45%	-2.91%	1.56%
	2014		0.30%	2.95%	21.82	26.40	596,520	11,617,442	-2.52%	-1.25%	2.05%
	2013		1.35%	2.65%	22.23	26.73	96,272	2,294,969	15.61%	17.13%	1.02%
	2012		1.35%	2.65%	19.09	22.83	101,919	2,084,367	12.24%	13.71%	1.19%
	2011		1.30%	2.65%	16.89	20.16	142,128	2,577,326	-9.43%	-8.19%	1.21%
Ivy Funds VIP Asset Strategy Portfolio Class A
	2015		0.30%	1.65%	8.76	8.95	1,097,627	9,680,546	-9.85%	-8.62%	0.35%
	2014	7/8/14	0.30%	1.65%	9.71	9.80	423,661	4,127,237	-5.27%	-3.27%	0.00%
Ivy Funds VIP Energy Portfolio Class A
	2015		0.30%	1.65%	6.19	6.33	638,180	3,978,380	-23.42%	-22.38%	0.04%
	2014	7/9/14	0.30%	1.65%	8.08	8.15	108,849	882,727	-25.22%	-10.48%	0.00%
Ivy Funds VIP High Income Portfolio Class A
	2015		0.30%	1.65%	8.93	9.01	839,949	7,556,617	-8.04%	-7.53%	5.25%
	2014	6/30/14	1.10%	1.65%	9.71	9.75	239,799	2,334,101	-3.71%	-2.63%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy Funds VIP Micro Cap Growth Portfolio Class A
	2015		0.30%	1.65%	$9.45	$9.66	159,405	$1,517,813	-10.65%	-9.43%	0.00%
	2014	7/8/14	0.30%	1.65%	10.58	10.67	37,742	400,406	1.78%	8.97%	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio Class A
	2015		0.30%	1.70%	9.89	9.96	298,128	2,963,011	-7.18%	-6.34%	0.00%
	2014	7/8/14	0.60%	1.50%	10.63	10.68	63,050	672,504	1.50%	5.85%	0.00%
Ivy Funds VIP Science and Technology Portfolio Class A
	2015		0.30%	1.65%	9.99	10.21	958,066	9,642,947	-4.47%	-3.17%	0.00%
	2014	7/7/14	0.30%	1.65%	10.46	10.55	172,676	1,810,902	-2.84%	9.91%	0.00%
Janus Aspen Balanced Portfolio Service Shares
	2015		1.30%	2.70%	13.98	22.53	640,870	13,858,969	-2.26%	-0.89%	1.36%
	2014		1.30%	2.70%	16.63	22.76	776,151	16,990,797	5.41%	6.84%	1.51%
	2013		1.30%	2.65%	15.73	21.32	899,833	18,533,143	16.67%	18.26%	1.33%
	2012		1.30%	2.65%	13.44	18.05	1,004,049	17,573,781	10.41%	11.91%	2.45%
	2011		1.30%	2.65%	12.52	16.14	1,260,860	19,911,213	-1.30%	0.04%	2.12%
Janus Aspen Enterprise Portfolio Service Shares
	2015		1.30%	2.65%	20.38	35.65	184,452	5,621,941	1.05%	2.43%	0.53%
	2014		1.30%	2.65%	20.14	34.81	191,245	5,735,064	9.31%	10.79%	0.03%
	2013		1.30%	2.65%	18.40	31.42	214,172	5,821,920	28.59%	30.33%	0.36%
	2012		1.30%	2.65%	14.28	24.21	275,692	5,788,938	13.93%	15.48%	0.00%
	2011		1.30%	2.65%	12.52	21.14	355,119	6,511,254	-4.23%	-2.92%	0.00%
Janus Aspen Global Research Portfolio Service Shares
	2015		1.30%	2.35%	13.83	18.02	51,793	768,416	-4.66%	-3.83%	0.53%
	2014		1.30%	2.20%	14.47	18.74	62,180	960,519	4.85%	5.86%	0.95%
	2013		1.30%	2.20%	13.77	17.70	77,993	1,145,170	25.29%	26.40%	1.05%
	2012		1.30%	2.20%	10.96	14.01	86,498	1,007,347	17.25%	18.48%	0.77%
	2011		1.30%	2.20%	9.32	11.82	105,908	1,045,639	-15.86%	-15.08%	0.43%
JPMIT Global Allocation Portfolio Class 2
	2015	5/27/15	0.30%	2.80%	9.35	9.51	211,175	1,992,066	-7.28%	1.05%	3.60%
JPMIT Income Builder Portfolio Class 2
	2015	6/15/15	0.30%	1.65%	9.52	9.61	26,561	253,706	-3.06%	1.01%	5.80%
JPMIT Intrepid Mid Cap Portfolio Class 1
	2015		0.40%	0.40%	10.43	10.43	6,432	67,093	-6.25%	-6.25%	0.59%
	2014	7/24/14	0.40%	0.40%	11.12	11.12	4,661	51,852	6.21%	6.21%	0.00%
JPMIT Intrepid Mid Cap Portfolio Class 2
	2015		0.30%	1.65%	10.20	10.40	540,453	5,539,019	-7.52%	-6.40%	0.56%
	2014	6/30/14	0.30%	1.50%	11.03	11.11	143,019	1,581,231	5.93%	12.45%	0.00%
LVIP American Balanced Allocation Fund Standard Class
	2015		0.40%	1.70%	10.14	12.56	756,193	9,397,360	-2.35%	-1.07%	3.03%
	2014		0.40%	1.70%	12.25	12.72	718,032	9,024,440	3.96%	5.06%	2.37%
	2013		0.65%	1.70%	12.03	12.03	695,070	8,409,493	13.95%	13.95%	2.66%
	2012	6/4/12	0.90%	0.90%	10.56	10.56	10,301	108,777	9.31%	9.31%	2.96%
LVIP American Balanced Allocation Fund Service Class
	2015		0.30%	1.65%	9.87	9.96	1,245,806	12,378,996	-2.65%	-2.11%	4.57%
	2014	7/21/14	1.10%	1.65%	10.14	10.18	257,979	2,624,183	-0.71%	1.70%	5.19%
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
	2015		0.60%	3.20%	10.22	10.76	14,100,392	148,581,982	-7.26%	-4.82%	1.83%
	2014	1/7/14	0.60%	3.20%	11.02	11.31	7,508,948	84,015,445	1.36%	13.56%	0.70%
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	2015		0.65%	0.90%	11.65	11.76	48,002	559,801	-2.98%	-2.73%	3.39%
	2014		0.65%	0.90%	12.00	12.00	46,000	552,545	4.55%	4.55%	1.72%
	2013	4/29/13	0.90%	0.90%	11.48	11.48	57,213	656,928	5.56%	5.56%	1.88%
LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	2015		1.30%	2.80%	9.52	9.70	1,471,731	14,213,210	-4.96%	-3.71%	4.02%
	2014	8/13/14	1.30%	2.60%	10.02	10.07	386,653	3,890,820	-1.15%	2.81%	3.84%
LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.65%	1.70%	11.34	11.80	77,207	909,822	-4.79%	-3.79%	4.17%
	2014		0.65%	1.70%	11.91	12.26	70,567	860,217	0.83%	1.90%	2.32%
	2013	4/18/13	0.65%	1.70%	11.81	12.04	39,102	466,881	1.84%	11.61%	3.49%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Growth Allocation Managed Risk Fund Service Class
	2015		1.30%	2.80%	$9.29	$9.46	5,697,113	$53,755,700	-5.97%	-4.74%	3.99%
	2014	8/18/14	1.30%	2.60%	9.88	9.93	1,928,498	19,140,578	-2.93%	2.40%	4.13%
LVIP American Global Growth Fund Service Class II
	2015		0.60%	3.20%	13.59	18.67	6,603,420	116,266,383	3.22%	5.99%	1.61%
	2014		0.60%	3.20%	13.16	17.62	5,379,314	90,301,665	-1.34%	1.26%	0.99%
	2013		0.60%	3.20%	13.34	17.37	4,463,816	74,678,162	24.64%	27.86%	0.94%
	2012		0.65%	3.20%	10.72	13.59	3,950,993	52,186,669	18.33%	21.31%	1.04%
	2011		0.65%	3.15%	10.88	11.20	3,000,311	33,023,222	-11.55%	-9.85%	0.09%
LVIP American Global Small Capitalization Fund Service Class II
	2015		0.60%	3.15%	10.84	15.26	4,755,786	68,593,027	-3.25%	-0.79%	0.22%
	2014		0.65%	3.15%	11.20	15.38	4,607,468	67,612,887	-1.46%	1.03%	0.00%
	2013		0.65%	3.15%	11.37	15.22	4,496,644	65,952,218	23.83%	26.96%	0.24%
	2012		0.65%	3.15%	9.18	11.99	4,370,857	50,971,346	14.11%	16.99%	1.05%
	2011		0.65%	3.15%	9.92	10.17	3,402,354	34,253,853	-21.71%	-20.40%	0.75%
LVIP American Growth Allocation Fund Standard Class
	2015		0.40%	1.70%	12.18	12.82	98,140	1,242,794	-2.56%	-1.48%	3.20%
	2014		0.60%	1.70%	12.50	13.01	56,849	732,076	3.84%	4.99%	2.44%
	2013		0.60%	1.70%	12.37	12.37	52,998	651,795	17.18%	17.18%	2.84%
	2012	3/5/12	0.65%	0.65%	10.56	10.56	29,710	313,703	5.40%	5.40%	2.88%
LVIP American Growth Allocation Fund Service Class
	2015		1.10%	1.65%	9.88	9.95	1,326,973	13,171,250	-2.70%	-2.31%	3.87%
	2014	7/8/14	1.10%	1.50%	10.16	10.18	310,305	3,156,759	-0.69%	-0.13%	5.62%
LVIP American Growth Fund Service Class II
	2015		0.60%	3.20%	14.98	20.34	16,800,673	321,970,300	3.11%	5.83%	0.26%
	2014		0.60%	3.20%	14.53	19.22	16,598,196	303,438,686	4.73%	7.48%	0.99%
	2013		0.60%	3.20%	13.87	17.85	15,625,430	268,413,384	25.57%	28.81%	0.61%
	2012		0.65%	3.20%	11.06	13.86	15,111,468	203,561,029	13.81%	16.69%	0.22%
	2011		0.65%	3.15%	11.11	11.79	11,423,039	133,305,045	-7.40%	-5.77%	0.06%
LVIP American Growth-Income Fund Service Class II
	2015		0.65%	3.20%	15.09	20.08	14,377,572	273,014,519	-2.07%	0.46%	1.40%
	2014		0.60%	3.20%	15.41	20.03	13,133,949	250,402,210	6.79%	9.60%	1.11%
	2013		0.60%	3.20%	14.43	18.24	12,555,756	220,496,857	28.84%	32.16%	1.07%
	2012		0.65%	3.20%	11.21	13.80	12,052,379	161,718,798	13.42%	16.29%	1.22%
	2011		0.65%	3.15%	11.00	11.78	8,600,561	100,295,861	-5.03%	-3.35%	0.11%
LVIP American Income Allocation Fund Standard Class
	2015		0.65%	0.65%	12.06	12.06	512	6,182	-1.34%	-1.34%	3.08%
	2014		0.65%	0.65%	12.23	12.23	522	6,381	5.52%	5.52%	10.93%
	2013	7/2/13	0.65%	0.65%	11.59	11.59	116	1,344	5.92%	5.92%	2.37%
LVIP American International Fund Service Class II
	2015		0.60%	3.20%	9.67	13.45	10,872,612	137,660,329	-7.84%	-5.41%	1.39%
	2014		0.60%	3.20%	10.49	14.19	10,256,151	138,656,243	-6.06%	-3.63%	0.88%
	2013		0.65%	3.20%	11.17	14.72	9,651,334	136,697,384	17.34%	20.37%	1.03%
	2012		0.65%	3.20%	9.53	12.23	9,463,522	112,475,522	13.81%	16.69%	2.58%
	2011		0.65%	3.15%	10.15	10.48	6,987,342	71,931,847	-16.69%	-14.88%	0.10%
LVIP American Preservation Fund Standard Class
	2015		0.60%	1.90%	9.56	9.98	8,177	81,310	-1.58%	-0.29%	1.25%
	2014		0.60%	1.90%	9.71	10.01	12,906	127,957	0.22%	1.53%	0.84%
	2013	1/25/13	0.60%	1.90%	9.69	9.86	21,962	214,542	-1.48%	0.07%	3.73%
LVIP American Preservation Fund Service Class
	2015		0.30%	1.65%	9.53	9.70	340,599	3,307,550	-1.68%	-1.13%	2.23%
	2014	8/25/14	1.10%	1.65%	9.69	9.82	15,494	151,898	-0.59%	-0.13%	1.21%
LVIP AQR Enhanced Global Strategies Fund Standard Class
	2015		0.40%	0.40%	10.54	10.54	1,350	14,227	1.55%	1.55%	1.53%
	2014	7/25/14	0.40%	0.40%	10.38	10.38	1,429	14,825	0.34%	0.34%	1.85%
LVIP AQR Enhanced Global Strategies Fund Service Class
	2015		0.30%	1.65%	10.31	10.51	247,690	2,566,129	0.18%	1.39%	1.84%
	2014	7/17/14	0.30%	1.50%	10.29	10.37	125,959	1,298,239	0.94%	3.25%	4.27%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Standard Class
	2015		0.40%	0.80%	$10.16	$10.23	47,774	$488,196	-5.29%	-4.91%	0.00%
	2014	9/22/14	0.40%	0.80%	10.73	10.76	48,824	524,975	5.18%	5.52%	0.75%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.30%	3.20%	10.20	22.42	9,602,526	165,654,313	-7.77%	-5.06%	0.00%
	2014		0.30%	3.20%	16.68	24.24	9,552,708	175,923,220	1.55%	4.18%	0.18%
	2013		0.65%	3.20%	16.36	23.81	10,317,699	184,552,492	35.66%	39.16%	0.45%
	2012		0.65%	3.20%	11.99	17.51	9,373,136	121,750,939	14.58%	17.48%	1.21%
	2011		0.65%	3.15%	10.49	12.18	8,903,616	99,455,460	1.15%	3.35%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.65%	1.90%	7.71	8.04	17,770	139,424	-16.61%	-15.56%	1.59%
	2014		0.60%	1.90%	9.25	9.54	13,176	123,192	-6.68%	-5.46%	1.66%
	2013	4/18/13	0.60%	1.90%	9.91	10.09	6,337	63,377	-2.57%	4.75%	1.93%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2015		0.30%	3.20%	7.33	7.99	27,622,413	212,918,114	-17.89%	-15.47%	1.59%
	2014		0.30%	3.20%	8.92	9.48	18,013,586	166,516,334	-8.12%	-5.70%	1.22%
	2013		0.60%	3.20%	9.71	10.05	9,192,141	91,068,793	-11.02%	-8.72%	1.02%
	2012	9/28/12	0.65%	3.20%	10.91	11.01	666,865	7,314,827	1.90%	8.84%	1.87%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.60%	0.65%	18.73	18.80	5,893	110,478	-5.48%	-5.43%	0.84%
	2014		0.60%	0.65%	19.81	19.88	17,740	351,615	2.82%	2.87%	2.46%
	2013	10/30/13	0.60%	0.65%	19.27	19.32	5,234	100,976	2.22%	4.63%	2.77%
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
	2015		0.60%	3.20%	10.09	15.84	45,976,859	547,885,035	-8.08%	-5.66%	1.68%
	2014		0.60%	3.20%	10.92	17.19	35,940,252	459,214,185	-0.02%	2.61%	1.41%
	2013		0.60%	3.20%	10.88	17.16	24,406,648	307,536,644	14.26%	17.16%	2.10%
	2012		0.65%	3.15%	9.94	14.98	6,108,551	65,997,067	13.07%	15.93%	0.57%
	2011		0.65%	3.15%	8.77	9.73	3,350,081	31,584,371	-5.50%	-3.44%	0.78%
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
	2015		0.60%	1.70%	9.62	9.90	26,009	255,285	-5.93%	-4.89%	1.05%
	2014		0.60%	1.70%	10.23	10.41	28,334	292,902	-1.89%	-0.81%	0.99%
	2013	9/17/13	0.60%	1.70%	10.42	10.50	26,759	279,805	1.48%	4.71%	0.00%
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
	2015		0.65%	3.20%	9.16	9.80	95,115,923	905,299,405	-7.66%	-5.27%	0.78%
	2014		0.65%	3.20%	9.92	10.35	74,198,915	753,659,786	-3.69%	-1.20%	0.90%
	2013	5/20/13	0.65%	3.20%	10.30	10.47	29,999,735	311,901,805	1.26%	9.06%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.60%	1.90%	9.83	10.83	61,202	653,809	-4.65%	-3.40%	1.06%
	2014		0.60%	1.90%	10.66	11.21	45,430	500,779	1.33%	2.45%	1.58%
	2013		0.60%	1.70%	10.52	10.94	42,520	457,685	-9.92%	-8.92%	0.43%
	2012	3/1/12	0.60%	1.90%	11.34	12.01	28,208	334,580	0.82%	5.06%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2015		0.59%	3.14%	9.09	10.66	73,741,592	741,288,073	-6.07%	-3.64%	1.19%
	2014		0.59%	3.14%	9.68	11.07	74,918,783	789,620,892	-0.36%	2.21%	0.95%
	2013		0.59%	3.14%	9.62	10.83	72,358,284	753,786,479	-11.45%	-8.33%	0.33%
	2012		0.65%	3.20%	10.62	11.92	32,045,992	370,932,011	2.90%	5.56%	0.00%
	2011		0.65%	3.20%	10.74	11.27	20,637,422	228,952,130	8.74%	11.04%	3.13%
LVIP BlackRock Multi-Asset Income Fund Standard Class
	2015		0.40%	0.40%	9.47	9.47	23,295	220,487	-4.31%	-4.31%	1.44%
	2014	10/22/14	0.40%	0.40%	9.89	9.89	21,018	207,896	-0.07%	-0.07%	38.76%
LVIP BlackRock Multi-Asset Income Fund Service Class
	2015		0.30%	1.65%	9.23	9.32	379,203	3,524,117	-5.73%	-5.21%	4.81%
	2014	7/17/14	1.10%	1.65%	9.80	9.83	97,900	961,740	-2.80%	-1.52%	6.05%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	2015	8/25/15	0.65%	0.65%	9.06	9.06	33,610	304,560	-0.26%	-0.26%	0.37%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
	2015	5/19/15	0.65%	3.00%	8.91	9.05	2,965,601	26,647,714	-13.35%	-1.64%	0.22%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.40%	0.40%	$10.31	$10.31	29,765	$306,765	-1.62%	-1.62%	3.05%
	2014	9/22/14	0.40%	0.40%	10.48	10.48	27,800	291,225	5.78%	5.78%	2.84%
LVIP Clarion Global Real Estate Fund Service Class
	2015		0.30%	3.20%	7.94	17.83	11,895,797	105,644,091	-4.57%	-2.06%	2.84%
	2014		0.60%	3.20%	8.29	18.63	11,604,961	105,950,000	10.02%	12.92%	2.23%
	2013		0.60%	3.20%	7.51	16.89	12,385,268	101,071,326	-0.21%	2.37%	0.00%
	2012		0.65%	3.20%	7.50	16.89	11,904,617	95,736,001	20.48%	23.59%	0.00%
	2011		0.65%	3.20%	6.20	10.58	12,157,357	79,776,963	-11.47%	-9.49%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	2015	5/18/15	0.65%	3.15%	9.15	9.30	5,489,986	50,734,955	-9.06%	0.74%	1.28%
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
	2015		0.65%	1.70%	9.88	10.09	6,889	68,980	-5.52%	-4.52%	1.25%
	2014	12/18/14	0.65%	1.70%	10.45	10.56	6,259	65,848	-0.99%	-0.09%	1.61%
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
	2015		0.65%	3.20%	9.52	10.02	12,493,072	122,709,888	-7.26%	-4.86%	1.02%
	2014	1/8/14	0.65%	3.20%	10.26	10.53	5,878,451	61,310,738	-1.30%	9.14%	2.28%
LVIP Delaware Bond Fund Standard Class
	2015		0.40%	3.00%	10.16	19.62	5,497,881	94,155,133	-2.58%	-0.01%	2.26%
	2014		0.40%	3.00%	10.43	19.82	6,086,602	106,592,128	2.84%	4.61%	1.91%
	2013		1.30%	3.00%	10.14	18.97	7,178,428	121,752,782	-5.20%	-3.57%	1.68%
	2012		1.30%	3.00%	10.70	19.69	8,572,620	152,403,393	3.46%	5.23%	1.89%
	2011		1.30%	3.00%	12.73	18.73	10,208,683	174,089,656	4.82%	6.25%	3.14%
LVIP Delaware Bond Fund Service Class
	2015		0.30%	3.20%	9.88	14.69	213,372,807	2,823,625,874	-3.12%	-0.56%	2.08%
	2014		0.60%	3.20%	10.20	14.83	197,607,072	2,647,516,142	2.28%	4.97%	1.75%
	2013		0.60%	3.20%	9.97	14.24	189,824,697	2,446,199,219	-5.71%	-3.28%	1.53%
	2012		0.65%	3.20%	10.57	14.82	172,657,336	2,330,108,586	2.94%	5.55%	1.76%
	2011		0.65%	3.15%	10.27	14.14	146,615,142	1,917,256,346	4.19%	6.56%	3.24%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.40%	2.15%	9.38	10.28	174,165	1,749,425	-2.82%	-1.31%	2.02%
	2014		0.60%	2.15%	9.66	10.41	126,128	1,279,012	-1.52%	0.01%	1.50%
	2013		0.60%	2.15%	10.01	10.41	97,323	988,536	-0.94%	0.15%	2.00%
	2012	3/26/12	0.60%	1.70%	10.10	10.40	4,316	44,255	0.43%	2.17%	2.90%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2015		0.30%	3.20%	8.78	10.13	75,927,711	723,155,146	-4.09%	-1.56%	1.32%
	2014		0.60%	3.20%	9.15	10.29	76,869,743	751,796,586	-2.80%	-0.24%	1.15%
	2013		0.60%	3.20%	9.42	10.30	67,745,589	671,179,345	-2.66%	-0.15%	0.83%
	2012		0.65%	3.20%	9.67	10.31	19,747,210	197,971,410	0.69%	3.29%	1.39%
	2011		0.65%	3.20%	9.63	9.97	13,165,319	129,180,469	-3.29%	-1.23%	2.27%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		1.30%	2.65%	13.24	19.60	258,273	4,810,124	-3.91%	-2.61%	1.56%
	2014		1.30%	2.65%	13.76	20.12	323,940	6,233,953	1.61%	3.00%	2.22%
	2013		1.30%	2.65%	13.52	19.54	426,362	7,980,316	17.21%	18.68%	1.37%
	2012		1.30%	2.55%	11.53	16.52	567,202	8,954,404	10.44%	11.83%	1.59%
	2011		1.30%	2.55%	10.44	14.88	731,988	10,388,706	-4.49%	-3.29%	1.99%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2015		0.75%	2.85%	12.79	18.87	900,203	14,777,248	-4.35%	-2.31%	1.33%
	2014		0.65%	2.85%	13.37	19.44	1,085,243	18,532,982	1.15%	3.40%	1.94%
	2013		0.65%	2.85%	13.21	18.93	1,304,751	21,722,483	16.57%	19.16%	1.26%
	2012		0.65%	2.90%	11.13	16.00	1,506,881	21,274,343	9.84%	12.28%	1.44%
	2011		0.65%	2.85%	9.93	14.35	1,807,281	23,106,109	-5.02%	-2.90%	1.72%
LVIP Delaware Social Awareness Fund Standard Class
	2015		1.30%	2.80%	16.04	27.23	345,403	8,181,511	-3.41%	-1.95%	1.38%
	2014		1.30%	2.80%	16.56	27.93	380,182	9,350,606	12.02%	13.71%	1.46%
	2013		1.30%	2.80%	14.73	23.88	451,153	9,794,822	31.95%	33.94%	1.19%
	2012		1.30%	2.80%	11.13	17.98	560,004	9,070,228	12.21%	13.79%	0.73%
	2011		1.30%	2.70%	9.90	15.93	682,911	9,729,522	-1.99%	-0.66%	0.69%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund Service Class
	2015		0.65%	3.15%	$14.48	$25.16	3,033,071	$60,575,856	-3.94%	-1.66%	1.08%
	2014		0.65%	3.00%	15.03	25.76	3,110,764	64,510,306	11.40%	14.05%	1.21%
	2013		0.65%	3.00%	13.46	22.75	3,317,344	61,218,438	31.21%	34.34%	0.97%
	2012		0.65%	3.00%	10.55	17.05	3,180,903	45,098,660	11.49%	14.14%	0.40%
	2011		0.65%	3.00%	9.35	15.05	3,498,836	44,160,362	-2.48%	-0.36%	0.41%
LVIP Delaware Special Opportunities Fund Service Class
	2015		0.65%	3.15%	11.93	20.78	3,788,707	50,665,570	-3.19%	-0.74%	0.91%
	2014		0.65%	3.15%	12.28	21.42	3,774,984	51,324,683	3.93%	6.56%	0.99%
	2013		0.65%	3.15%	11.79	20.57	3,943,413	50,793,495	29.19%	32.45%	0.79%
	2012		0.65%	3.15%	9.10	15.89	3,869,080	37,946,677	10.98%	13.79%	0.42%
	2011		0.65%	3.15%	8.19	9.04	4,447,468	38,587,554	-8.14%	-6.14%	0.00%
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	2015		0.40%	1.90%	8.70	9.92	182,420	1,794,623	-5.78%	-4.35%	0.84%
	2014		0.40%	1.90%	9.91	10.39	264,344	2,731,923	-9.24%	-8.05%	2.51%
	2013		0.60%	1.90%	10.92	11.30	152,261	1,718,117	12.96%	14.43%	2.79%
	2012		0.60%	1.90%	9.70	9.87	84,607	834,490	16.77%	18.00%	3.53%
	2011	12/5/11	0.65%	1.70%	8.31	8.36	11,357	94,696	-3.15%	1.73%	0.00%
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
	2015		0.60%	3.20%	8.69	10.62	25,143,655	234,564,080	-7.23%	-4.78%	0.82%
	2014		0.60%	3.20%	9.37	11.18	17,282,606	171,228,521	-10.64%	-8.29%	2.38%
	2013		0.60%	3.20%	10.49	12.22	8,871,404	96,814,879	11.22%	14.09%	2.74%
	2012		0.65%	3.20%	9.46	9.83	2,937,775	28,397,526	14.97%	17.70%	2.59%
	2011	5/24/11	0.65%	3.00%	8.23	8.35	1,692,525	14,040,113	-18.73%	1.75%	0.17%
LVIP Dimensional International Core Equity Fund Standard Class
	2015	6/30/15	0.40%	0.65%	9.04	9.06	37,724	341,341	-7.33%	0.76%	1.90%
LVIP Dimensional International Core Equity Fund Service Class
	2015	5/19/15	0.30%	2.95%	8.89	9.05	598,280	5,366,591	-12.59%	3.19%	1.57%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015	7/13/15	0.40%	0.65%	9.59	23.08	44,751	942,332	-4.91%	1.67%	3.20%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2015		0.60%	2.95%	13.93	19.40	2,534,588	39,639,227	-5.18%	-2.99%	1.28%
	2014		0.65%	2.95%	14.68	20.46	2,602,579	42,493,002	9.50%	12.04%	1.55%
	2013		0.65%	2.95%	13.39	18.68	3,082,752	45,481,537	28.94%	31.94%	1.45%
	2012		0.65%	2.95%	10.38	14.49	3,189,434	36,050,101	11.58%	14.17%	0.72%
	2011		0.65%	2.95%	9.18	10.32	3,596,976	36,014,898	-1.94%	0.09%	0.73%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	2015		0.40%	1.90%	9.57	13.50	352,952	4,437,665	-9.35%	-7.98%	1.18%
	2014		0.40%	1.90%	14.03	14.70	332,493	4,813,792	2.73%	4.07%	1.26%
	2013		0.60%	1.90%	13.65	14.13	162,325	2,289,505	26.74%	28.40%	1.66%
	2012		0.60%	1.90%	10.81	10.99	82,495	906,466	15.43%	16.65%	1.67%
	2011	12/5/11	0.65%	1.70%	9.36	9.42	8,907	83,740	-0.06%	0.74%	0.00%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
	2015		0.30%	3.20%	9.55	14.72	29,811,348	378,661,197	-10.75%	-8.12%	1.05%
	2014		0.30%	3.20%	13.26	16.11	21,410,663	300,277,840	1.15%	3.81%	0.90%
	2013		0.60%	3.20%	13.18	15.56	12,170,990	166,034,802	25.05%	28.02%	1.22%
	2012		0.65%	3.00%	10.54	10.95	4,541,689	48,901,415	13.66%	16.36%	1.01%
	2011	5/24/11	0.65%	3.00%	9.27	9.41	2,594,767	24,262,709	-8.42%	11.63%	0.00%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2015	9/8/15	0.40%	0.65%	9.44	9.45	54,721	516,873	0.38%	2.18%	1.06%
LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	2015	5/20/15	0.30%	2.95%	9.28	9.45	372,458	3,485,776	-8.68%	2.19%	1.22%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015		0.40%	1.90%	10.15	10.78	330,344	3,514,167	-1.57%	-0.09%	1.49%
	2014		0.40%	1.90%	10.31	10.81	459,743	4,935,666	2.67%	4.01%	2.15%
	2013		0.60%	1.90%	10.04	10.39	221,441	2,289,428	-4.59%	-3.34%	2.10%
	2012		0.60%	1.90%	10.56	10.74	93,099	999,276	1.98%	3.06%	2.58%
	2011	12/5/11	0.65%	1.70%	10.35	10.42	8,895	92,396	0.20%	0.56%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional/Vanguard Total Bond Fund Service Class
	2015		0.30%	3.20%	$9.45	$10.66	40,323,253	$408,799,837	-3.09%	-0.53%	1.49%
	2014		0.60%	3.20%	9.75	10.71	32,833,097	338,067,481	1.11%	3.77%	1.65%
	2013		0.60%	3.20%	9.64	10.31	21,685,649	217,354,625	-6.06%	-3.63%	1.40%
	2012		0.65%	3.20%	10.26	10.70	12,172,914	127,902,501	0.22%	2.81%	1.73%
	2011	5/23/11	0.65%	3.20%	10.12	10.41	4,856,542	50,192,610	-0.13%	3.71%	0.26%
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
	2015		0.65%	0.65%	9.54	9.54	1,014	9,674	-8.31%	-8.31%	1.64%
	2014	9/22/14	0.65%	0.65%	10.40	10.40	1,900	19,769	-2.92%	-2.92%	1.56%
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
	2015		0.60%	3.20%	9.00	9.48	17,970,955	166,643,018	-10.93%	-8.58%	3.14%
	2014	1/9/14	0.60%	3.20%	10.10	10.37	8,583,610	87,998,782	-4.39%	8.31%	2.44%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	2015		1.10%	1.65%	9.49	9.58	218,147	2,083,712	-4.59%	-4.06%	1.84%
	2014	8/11/14	1.10%	1.65%	9.95	9.98	59,280	591,623	-1.44%	0.36%	3.93%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.65%	0.65%	16.17	16.17	7,033	113,698	-2.63%	-2.63%	4.16%
	2014	8/25/14	0.65%	0.65%	16.60	16.60	2,012	33,410	-0.15%	-0.15%	1.98%
	2012	9/12/12	1.70%	1.70%	13.97	13.97	3,663	51,153	0.55%	0.55%	1.49%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2015		0.60%	3.20%	11.00	15.17	86,710,812	1,244,285,799	-5.31%	-2.82%	1.89%
	2014		0.60%	3.20%	11.62	15.72	82,528,356	1,231,323,568	2.11%	4.75%	1.84%
	2013		0.65%	3.20%	11.38	15.09	76,136,302	1,095,714,114	6.03%	8.76%	1.86%
	2012		0.60%	3.20%	10.74	13.96	59,642,778	797,064,640	6.11%	8.79%	4.29%
	2011		0.65%	3.15%	10.62	12.91	33,493,486	417,683,901	0.47%	2.76%	1.79%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.60%	1.70%	15.12	16.26	247,590	4,002,312	-5.31%	-4.27%	1.98%
	2014		0.60%	1.70%	15.97	16.98	241,037	4,067,734	1.72%	2.85%	2.19%
	2013	1/10/13	0.60%	1.70%	15.70	16.51	222,966	3,659,166	5.21%	9.34%	3.44%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.51%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2015		0.30%	3.20%	9.68	13.77	654,613,205	8,408,274,523	-6.96%	-4.22%	1.76%
	2014		0.30%	3.20%	11.44	14.69	608,030,501	8,257,330,275	-0.05%	2.54%	2.01%
	2013		0.65%	3.20%	11.45	14.66	458,530,041	6,143,754,716	9.70%	12.53%	2.07%
	2012		0.65%	3.20%	10.45	13.33	196,562,087	2,378,472,131	5.50%	8.17%	3.11%
	2011		0.65%	3.15%	9.94	11.84	64,143,521	733,350,041	-3.05%	-0.89%	1.76%
LVIP Global Income Fund Standard Class
	2015	12/14/15	0.40%	0.40%	9.74	9.74	5,445	53,033	0.28%	0.28%	0.00%
LVIP Global Income Fund Service Class
	2015		0.30%	3.20%	8.89	11.79	54,548,202	599,143,037	-5.35%	-2.85%	2.97%
	2014		0.60%	3.20%	9.39	12.14	51,337,307	586,449,226	-1.52%	1.08%	0.37%
	2013		0.60%	3.20%	9.54	12.05	44,409,424	507,160,913	-6.12%	-3.66%	0.26%
	2012		0.60%	3.20%	10.08	12.50	40,326,405	482,894,133	4.04%	6.78%	1.75%
	2011		0.60%	3.20%	10.75	11.71	34,679,354	393,735,508	-2.01%	0.23%	4.55%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.65%	1.70%	15.05	16.12	49,475	767,170	-5.00%	-4.00%	2.46%
	2014		0.65%	1.70%	15.84	15.84	36,624	583,356	2.39%	2.39%	3.93%
	2013	11/14/13	1.70%	1.70%	15.47	15.47	3,252	50,305	1.72%	1.72%	1.69%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2015		0.30%	3.20%	9.74	14.52	494,104,981	6,624,070,189	-6.65%	-3.90%	1.79%
	2014		0.30%	3.20%	11.47	15.25	462,756,704	6,543,502,598	0.61%	3.26%	1.88%
	2013		0.60%	3.20%	11.40	14.87	374,792,206	5,192,083,585	8.07%	10.86%	1.88%
	2012		0.65%	3.20%	10.55	13.49	210,587,184	2,680,696,958	5.88%	8.61%	3.73%
	2011		0.65%	3.20%	11.07	12.49	97,255,844	1,171,356,272	-1.92%	0.26%	1.56%
LVIP Goldman Sachs Income Builder Fund Standard Class
	2015		0.40%	0.40%	9.60	9.60	1,998	19,182	-4.24%	-4.24%	3.26%
	2014	9/25/14	0.40%	0.40%	10.02	10.02	1,998	20,030	-0.68%	-0.68%	2.54%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Goldman Sachs Income Builder Fund Service Class
	2015		1.10%	1.65%	$9.36	$9.45	261,456	$2,467,548	-5.66%	-5.14%	5.42%
	2014	7/17/14	1.10%	1.65%	9.93	9.96	59,236	589,544	-2.73%	-1.55%	6.10%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	2015		0.65%	3.20%	9.36	9.72	11,727,842	112,125,691	-7.98%	-5.79%	2.34%
	2014	5/21/14	0.65%	3.00%	10.16	10.32	2,962,723	30,368,858	-1.27%	5.42%	1.21%
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
	2015		0.65%	1.70%	9.26	9.46	7,824	73,270	-10.13%	-9.18%	1.80%
	2014	12/18/14	0.65%	1.70%	10.31	10.42	7,645	79,229	-0.55%	0.20%	1.38%
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
	2015		0.60%	3.00%	8.96	9.40	12,266,560	112,987,141	-11.60%	-9.45%	1.76%
	2014	1/8/14	0.60%	3.00%	10.14	10.39	6,726,601	69,143,345	-2.64%	6.66%	1.51%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
	2015		0.60%	3.20%	8.85	15.11	29,066,347	285,610,686	-7.45%	-5.01%	0.00%
	2014		0.60%	3.20%	9.53	16.28	23,713,219	248,098,513	-10.46%	-8.14%	0.00%
	2013		0.65%	3.20%	10.61	18.14	14,636,851	168,724,647	20.60%	23.72%	0.00%
	2012		0.65%	3.20%	8.79	15.00	4,348,921	40,704,286	2.87%	5.52%	0.00%
	2011		0.65%	3.20%	8.51	9.40	3,834,978	34,168,087	-10.38%	-8.43%	0.00%
LVIP JPMorgan High Yield Fund Standard Class
	2015	3/16/15	0.40%	0.40%	9.46	9.46	3,650	34,516	-5.90%	-5.90%	6.27%
LVIP JPMorgan High Yield Fund Service Class
	2015		0.30%	3.20%	10.44	12.96	11,845,097	144,644,651	-7.19%	-4.75%	4.76%
	2014		0.60%	3.20%	11.25	13.61	11,221,017	145,022,804	-0.65%	1.97%	4.03%
	2013		0.60%	3.20%	11.32	13.32	11,062,730	141,403,669	2.95%	5.61%	4.78%
	2012		0.65%	3.20%	11.00	12.61	10,089,573	123,454,963	11.02%	13.89%	5.08%
	2011		0.65%	3.20%	10.50	10.98	6,925,613	75,331,715	-0.40%	1.36%	9.46%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.60%	1.70%	20.73	21.13	9,667	202,679	-8.57%	-8.29%	0.78%
	2014	3/11/14	0.60%	0.90%	22.67	23.04	3,485	80,064	2.19%	6.57%	1.70%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
	2015		0.30%	3.20%	10.30	17.81	33,655,363	386,903,796	-10.86%	-8.51%	0.58%
	2014		0.60%	3.20%	11.52	19.93	24,046,021	305,870,193	4.45%	7.20%	0.67%
	2013		0.60%	3.20%	11.02	19.04	15,748,040	189,103,437	19.96%	23.06%	0.42%
	2012		0.65%	3.20%	9.15	15.83	3,507,185	34,515,420	10.17%	12.73%	0.00%
	2011		0.65%	2.95%	8.30	10.87	2,717,477	23,880,418	-4.71%	-2.64%	0.00%
LVIP Managed Risk Profile 2010 Fund Service Class
	2015		0.75%	2.80%	10.57	12.61	412,768	4,819,910	-4.56%	-2.58%	1.52%
	2014		0.75%	2.80%	11.08	12.95	466,189	5,629,418	1.63%	3.73%	1.55%
	2013		0.75%	2.80%	10.90	12.48	550,183	6,458,866	5.66%	7.85%	0.99%
	2012		0.75%	2.80%	10.31	11.57	669,034	7,354,722	5.28%	7.46%	1.67%
	2011		0.75%	2.80%	9.80	10.77	761,580	7,858,988	-1.80%	0.24%	0.74%
LVIP Managed Risk Profile 2020 Fund Service Class
	2015		0.75%	2.80%	10.14	12.10	962,889	10,787,116	-5.15%	-3.18%	1.38%
	2014		0.75%	2.80%	10.69	12.50	1,237,075	14,457,969	1.25%	3.35%	1.53%
	2013		0.75%	2.80%	10.56	12.09	1,483,685	16,908,022	7.79%	10.02%	1.13%
	2012		0.75%	2.80%	9.80	10.99	1,525,836	15,957,108	5.12%	7.30%	1.53%
	2011		0.75%	2.80%	9.32	10.24	1,695,997	16,681,468	-2.81%	-0.80%	0.74%
LVIP Managed Risk Profile 2030 Fund Service Class
	2015		0.75%	2.85%	9.92	11.89	570,149	6,240,374	-5.63%	-3.63%	1.42%
	2014		0.75%	2.85%	10.52	12.34	643,512	7,396,794	0.98%	3.12%	1.59%
	2013		0.75%	2.85%	10.41	11.97	866,126	9,728,805	10.27%	12.61%	1.06%
	2012		0.75%	2.85%	9.44	10.63	1,045,549	10,532,657	4.61%	6.82%	1.32%
	2011		0.75%	2.85%	9.03	9.95	1,054,400	10,026,943	-3.60%	-1.55%	0.63%
LVIP Managed Risk Profile 2040 Fund Service Class
	2015		1.15%	2.85%	9.35	10.82	529,161	5,465,955	-6.18%	-4.57%	1.44%
	2014		1.15%	2.85%	9.96	11.34	551,697	6,008,028	0.32%	2.04%	1.99%
	2013		1.15%	2.85%	9.93	11.12	568,319	6,093,933	12.99%	14.92%	1.03%
	2012		1.15%	2.85%	8.79	9.67	594,495	5,576,367	3.86%	5.64%	1.19%
	2011		1.15%	2.85%	8.47	9.16	633,963	5,663,052	-4.47%	-2.83%	0.62%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS International Growth Fund Standard Class
	2015		0.40%	0.40%	$9.42	$9.42	2,315	$21,813	0.89%	0.89%	1.04%
	2014	12/26/14	0.40%	0.40%	9.34	9.34	1,030	9,625	-1.20%	-1.20%	0.00%
LVIP MFS International Growth Fund Service Class
	2015		0.30%	3.15%	7.96	13.81	16,027,294	151,468,387	-2.09%	0.44%	0.94%
	2014		0.60%	3.15%	8.11	13.77	16,020,823	152,281,315	-8.09%	-5.86%	0.81%
	2013		0.60%	3.00%	8.81	14.66	15,179,658	154,127,586	9.97%	12.64%	0.58%
	2012		0.60%	3.00%	8.00	13.10	14,701,095	133,401,119	15.65%	18.40%	0.52%
	2011		0.60%	2.95%	6.91	11.04	14,718,003	113,856,658	-12.63%	-10.64%	2.85%
LVIP MFS International Growth Managed Volatility Fund Service Class
	2015		0.65%	3.20%	8.63	9.23	18,835,776	169,165,297	-3.28%	-0.78%	0.88%
	2014		0.65%	3.20%	8.93	9.31	9,592,942	87,740,296	-10.27%	-7.95%	0.77%
	2013	5/20/13	0.65%	3.20%	9.95	10.11	3,467,430	34,818,787	-0.83%	7.53%	1.28%
LVIP MFS Value Fund Standard Class
	2015		0.40%	0.40%	10.66	10.66	819	8,726	-0.94%	-0.94%	2.11%
	2014	12/11/14	0.40%	0.40%	10.76	10.76	635	6,835	0.95%	0.95%	2.30%
LVIP MFS Value Fund Service Class
	2015		0.30%	3.20%	10.63	18.77	56,764,141	823,905,112	-3.92%	-1.09%	1.79%
	2014		0.30%	3.20%	12.38	19.49	59,468,552	879,626,819	6.76%	9.52%	2.18%
	2013		0.65%	3.20%	11.55	18.21	62,841,073	850,091,010	31.35%	34.74%	1.47%
	2012		0.65%	3.20%	8.76	13.83	66,735,671	672,516,930	12.44%	15.29%	0.98%
	2011		0.65%	3.15%	7.77	10.79	64,066,802	551,815,744	-3.15%	-1.00%	1.33%
LVIP Mondrian International Value Fund Standard Class
	2015		0.40%	2.70%	8.70	21.80	628,928	12,634,030	-6.36%	-4.18%	2.78%
	2014		0.40%	2.70%	11.90	23.08	718,501	15,332,417	-5.14%	-3.80%	3.77%
	2013		1.30%	2.70%	12.52	23.46	794,784	17,910,281	18.60%	20.27%	2.50%
	2012		1.30%	2.70%	10.53	19.66	798,201	15,038,849	6.70%	8.20%	2.74%
	2011		1.30%	2.70%	9.85	18.32	983,587	17,121,039	-6.72%	-5.45%	2.83%
LVIP Mondrian International Value Fund Service Class
	2015		0.30%	3.18%	8.51	20.22	22,114,744	278,699,287	-7.04%	-4.64%	2.70%
	2014		0.63%	3.18%	9.51	21.36	22,620,521	301,725,103	-5.83%	-3.40%	3.72%
	2013		0.63%	3.18%	10.05	22.26	23,262,285	323,304,014	17.74%	20.78%	2.88%
	2012		0.65%	3.20%	8.50	18.56	7,898,412	108,228,121	5.90%	8.63%	2.67%
	2011		0.65%	3.20%	8.00	17.21	7,933,392	102,799,297	-7.14%	-5.07%	2.83%
LVIP Money Market Fund Standard Class
	2015		0.65%	2.80%	8.33	10.93	2,909,749	28,823,142	-2.64%	-0.63%	0.02%
	2014		0.65%	2.70%	8.55	11.09	3,254,385	32,987,039	-2.64%	-0.62%	0.03%
	2013		0.65%	2.70%	8.78	11.24	3,896,189	40,141,761	-2.64%	-0.63%	0.02%
	2012		0.65%	2.70%	9.01	11.39	4,634,580	48,429,176	-2.59%	-1.27%	0.03%
	2011		1.30%	2.65%	9.25	11.55	5,721,128	60,993,041	-2.59%	-1.26%	0.03%
LVIP Money Market Fund Service Class
	2015		0.60%	3.20%	8.25	10.15	25,821,065	243,717,501	-3.13%	-0.60%	0.02%
	2014		0.60%	3.20%	8.49	10.22	27,288,172	261,892,224	-3.12%	-0.57%	0.03%
	2013		0.60%	3.20%	8.73	10.31	28,577,156	279,399,807	-3.13%	-0.59%	0.02%
	2012		0.60%	3.20%	8.96	10.38	32,954,585	327,023,277	-3.12%	-0.57%	0.03%
	2011		0.60%	3.20%	9.20	10.47	35,549,205	358,035,288	-2.78%	-0.58%	0.03%
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	2015		0.65%	2.95%	8.77	9.08	2,123,933	19,025,104	-9.80%	-7.84%	1.63%
	2014	5/19/14	0.80%	2.95%	9.72	9.85	516,390	5,056,784	-5.26%	2.70%	3.04%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2015		0.40%	1.70%	10.05	10.12	149,857	1,512,236	0.76%	1.16%	3.08%
	2014	9/2/14	0.40%	0.80%	9.98	10.00	8,434	84,176	-0.60%	-0.33%	0.60%
LVIP PIMCO Low Duration Bond Fund Service Class
	2015		0.30%	3.20%	9.62	10.09	22,297,255	220,065,680	-1.88%	1.01%	1.71%
	2014	5/19/14	0.30%	3.20%	9.81	9.99	5,401,272	53,510,888	-1.61%	-0.19%	0.98%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Bond Index Fund Standard Class
	2015		0.40%	1.70%	$10.25	$12.17	63,453	$741,796	-1.44%	-0.15%	3.31%
	2014		0.40%	1.70%	11.48	12.21	37,055	423,147	3.97%	5.12%	3.37%
	2013		0.60%	1.70%	11.04	11.58	14,497	164,424	-4.21%	-3.20%	4.11%
	2012	7/12/12	0.65%	1.70%	11.53	11.96	2,256	26,227	0.27%	0.42%	1.80%
LVIP SSgA Bond Index Fund Service Class
	2015		0.60%	3.20%	9.57	12.59	80,405,273	934,380,829	-3.10%	-0.60%	2.21%
	2014		0.60%	3.15%	9.87	12.68	83,120,936	981,948,234	2.21%	4.85%	1.59%
	2013		0.60%	3.15%	9.64	12.10	87,085,679	992,038,834	-5.83%	-3.44%	1.73%
	2012		0.65%	3.15%	10.24	12.53	83,692,180	997,851,378	0.39%	2.93%	2.22%
	2011		0.65%	3.15%	10.18	12.17	81,296,726	952,715,198	4.07%	6.44%	2.79%
LVIP SSgA Conservative Index Allocation Fund Service Class
	2015		0.65%	3.00%	10.95	12.44	5,459,576	64,280,361	-4.11%	-1.83%	1.86%
	2014		0.65%	3.00%	11.42	12.67	5,037,227	61,012,308	1.38%	3.79%	1.59%
	2013		0.65%	3.00%	11.27	12.21	4,858,768	57,187,856	3.38%	5.84%	1.31%
	2012		0.65%	3.00%	10.90	11.53	4,957,355	55,716,735	5.60%	8.11%	2.90%
	2011		0.65%	3.00%	10.35	10.57	3,047,205	32,014,658	-0.39%	1.12%	0.23%
LVIP SSgA Conservative Structured Allocation Fund Standard Class
	2015		0.40%	0.40%	9.98	9.98	56,256	561,459	-2.25%	-2.25%	2.98%
	2014	11/17/14	0.40%	0.40%	10.21	10.21	16,276	166,185	0.41%	0.41%	3.83%
LVIP SSgA Conservative Structured Allocation Fund Service Class
	2015		0.30%	3.00%	10.85	12.32	15,209,136	177,202,319	-5.00%	-2.74%	2.29%
	2014		0.65%	3.15%	11.07	12.67	15,729,078	189,999,017	2.01%	4.59%	2.21%
	2013		0.65%	3.15%	10.85	12.11	16,283,286	189,828,966	3.49%	6.11%	1.73%
	2012		0.65%	3.15%	10.48	11.42	17,898,932	198,661,657	4.74%	7.39%	3.92%
	2011		0.65%	3.15%	10.33	10.53	13,733,029	143,541,076	-0.19%	1.22%	0.21%
LVIP SSgA Developed International 150 Fund Standard Class
	2015		0.40%	1.90%	8.92	15.44	23,110	284,992	-6.10%	-4.68%	3.27%
	2014		0.40%	1.90%	11.38	16.18	18,936	253,336	-0.99%	0.26%	6.42%
	2013	2/8/13	0.65%	1.90%	11.49	16.14	1,864	24,964	14.46%	15.32%	5.33%
LVIP SSgA Developed International 150 Fund Service Class
	2015		0.30%	3.00%	8.89	13.02	13,881,988	136,712,693	-7.36%	-4.82%	2.69%
	2014		0.30%	3.00%	9.72	14.04	13,887,185	145,571,689	-2.33%	-0.01%	2.97%
	2013		0.65%	3.00%	9.93	14.37	14,069,224	149,031,537	16.47%	19.24%	2.40%
	2012		0.65%	3.00%	8.51	12.33	15,786,539	141,627,471	10.07%	12.63%	2.40%
	2011		0.65%	2.95%	7.73	8.35	16,169,685	130,126,370	-14.82%	-12.92%	2.29%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.40%	1.90%	7.11	13.15	43,400	514,809	-18.60%	-17.38%	4.93%
	2014		0.40%	1.90%	8.74	15.95	30,189	462,463	-5.19%	-3.95%	3.72%
	2013		0.60%	1.90%	9.22	16.60	17,442	279,682	-4.66%	-3.41%	3.07%
	2012		0.60%	1.90%	16.52	16.52	6,313	104,207	10.75%	10.75%	4.73%
	2011	12/5/11	1.70%	1.70%	14.91	14.91	944	14,087	-4.18%	-4.18%	0.00%
LVIP SSgA Emerging Markets 100 Fund Service Class
	2015		0.30%	3.15%	6.59	11.08	16,052,711	153,201,469	-19.82%	-17.79%	4.26%
	2014		0.65%	3.15%	8.22	13.79	14,465,410	169,702,676	-6.60%	-4.24%	2.73%
	2013		0.65%	3.15%	8.80	14.74	14,368,529	177,864,010	-6.08%	-3.70%	2.04%
	2012		0.65%	3.15%	9.37	15.66	13,590,884	176,646,426	8.90%	11.66%	2.42%
	2011		0.65%	3.15%	11.31	12.22	13,252,989	155,980,136	-17.54%	-15.70%	2.37%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.60%	0.90%	14.97	15.26	32,703	497,007	-7.36%	-7.08%	5.91%
	2014		0.60%	1.70%	15.44	16.42	13,756	222,653	2.22%	3.34%	3.08%
	2013		0.60%	1.70%	15.68	15.89	13,034	200,129	8.82%	9.15%	5.24%
	2012	9/4/12	0.60%	0.90%	14.41	14.56	4,351	63,094	-0.01%	4.07%	2.41%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
	2015		0.65%	3.20%	9.41	12.86	74,854,612	866,175,460	-9.69%	-7.35%	2.83%
	2014		0.65%	3.20%	10.37	14.21	70,165,415	885,053,206	0.44%	3.04%	2.19%
	2013		0.65%	3.20%	10.28	14.11	59,096,862	732,112,426	6.09%	8.82%	2.28%
	2012		0.65%	3.20%	9.65	13.27	31,954,603	367,052,105	7.44%	10.16%	3.41%
	2011		0.65%	3.15%	9.13	10.94	21,907,148	231,199,458	-2.80%	-0.69%	1.48%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA International Index Fund Standard Class
	2015		0.40%	1.90%	$8.99	$15.02	73,618	$794,436	-3.08%	-1.61%	3.25%
	2014		0.40%	1.90%	14.38	15.29	32,119	416,234	-7.43%	-6.41%	3.97%
	2013		0.60%	1.70%	16.30	16.34	10,493	170,136	20.20%	20.26%	1.97%
	2012	5/16/12	0.60%	0.65%	13.56	13.59	2,485	33,709	18.03%	22.12%	2.50%
LVIP SSgA International Index Fund Service Class
	2015		0.30%	3.00%	8.15	13.25	28,875,632	257,372,034	-4.38%	-2.05%	2.22%
	2014		0.60%	3.00%	8.51	13.40	29,861,518	274,485,051	-8.86%	-6.69%	2.42%
	2013		0.65%	3.00%	9.33	14.51	30,268,833	301,347,579	17.13%	19.91%	1.51%
	2012		0.65%	3.00%	7.95	12.38	24,895,325	208,702,144	14.39%	17.05%	1.66%
	2011		0.65%	2.95%	6.94	7.50	26,518,034	191,861,496	-15.05%	-13.16%	1.15%
LVIP SSgA International Managed Volatility Fund Service Class
	2015		0.60%	3.15%	8.45	8.86	9,188,993	79,614,522	-6.60%	-4.33%	3.26%
	2014	1/7/14	0.60%	3.00%	9.04	9.26	1,647,011	15,091,764	-12.34%	-4.71%	4.04%
LVIP SSgA Large Cap 100 Fund Standard Class
	2015		0.40%	2.15%	10.52	26.64	79,295	1,674,464	-6.70%	-5.05%	2.91%
	2014		0.40%	2.15%	17.50	28.02	73,723	1,636,051	14.24%	15.97%	3.30%
	2013		0.65%	2.15%	24.16	24.16	43,459	791,897	34.97%	34.97%	5.67%
	2012	12/17/12	0.65%	0.65%	17.90	17.90	210	3,764	0.29%	0.29%	0.00%
LVIP SSgA Large Cap 100 Fund Service Class
	2015		0.30%	3.15%	10.49	22.46	16,840,070	286,594,249	-7.86%	-5.20%	2.37%
	2014		0.30%	3.15%	16.62	24.32	17,880,867	325,179,992	12.83%	15.68%	2.22%
	2013		0.65%	3.15%	14.73	21.51	19,935,882	316,760,013	31.30%	34.62%	1.93%
	2012		0.65%	3.15%	11.22	16.35	23,390,895	279,058,585	8.48%	11.22%	1.33%
	2011		0.65%	3.15%	10.42	11.25	26,026,743	282,152,292	-0.81%	1.40%	1.37%
LVIP SSgA Large Cap Managed Volatility Fund Standard Class
	2015		0.65%	0.90%	10.94	10.94	2,858	31,051	-5.78%	-5.78%	4.75%
	2014		0.65%	0.65%	11.61	11.61	122	1,417	5.82%	5.82%	1.92%
	2013	7/2/13	0.65%	0.65%	10.97	10.97	129	1,412	11.12%	11.12%	1.50%
LVIP SSgA Large Cap Managed Volatility Fund Service Class
	2015		0.65%	3.20%	10.16	10.86	16,332,756	172,633,442	-8.37%	-6.00%	1.76%
	2014		0.65%	3.20%	11.12	11.56	8,699,562	98,855,910	3.09%	5.54%	3.16%
	2013	5/21/13	0.65%	3.00%	10.79	10.95	2,385,134	25,947,518	2.68%	10.29%	2.63%
LVIP SSgA Moderate Index Allocation Fund Service Class
	2015		0.60%	3.20%	11.01	13.22	15,160,769	189,010,996	-4.81%	-2.30%	1.56%
	2014		0.60%	3.20%	11.56	13.53	14,787,994	190,721,763	0.87%	3.53%	1.85%
	2013		0.60%	3.20%	11.46	13.07	13,875,395	174,568,913	8.65%	11.51%	1.29%
	2012		0.60%	3.20%	10.56	11.68	11,876,296	135,403,254	7.97%	10.59%	2.38%
	2011		0.65%	3.15%	10.29	10.50	6,709,031	69,827,648	-3.03%	-1.62%	0.09%
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	2015	1/20/15	0.40%	0.40%	9.90	9.90	17,102	169,228	-3.04%	-3.04%	5.24%
LVIP SSgA Moderate Structured Allocation Fund Service Class
	2015		0.30%	3.20%	10.89	13.05	61,184,827	752,630,226	-6.00%	-3.53%	2.52%
	2014		0.60%	3.20%	11.58	13.53	64,486,754	830,390,736	1.98%	4.66%	2.42%
	2013		0.60%	3.20%	11.36	12.90	69,297,730	861,705,250	8.99%	11.80%	2.34%
	2012		0.65%	3.20%	10.43	11.54	47,682,796	535,387,963	6.85%	9.55%	3.72%
	2011		0.65%	3.15%	10.25	10.52	32,114,185	332,998,959	-2.82%	-0.71%	0.20%
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
	2015		0.65%	3.20%	11.06	13.33	12,525,058	158,020,143	-5.36%	-2.91%	1.59%
	2014		0.65%	3.20%	11.69	13.73	12,652,800	166,055,729	0.48%	3.08%	1.91%
	2013		0.65%	3.20%	11.63	13.32	12,507,329	160,686,710	10.92%	13.78%	1.31%
	2012		0.65%	3.20%	10.64	11.70	11,219,554	127,959,706	9.25%	11.84%	2.25%
	2011		0.65%	3.00%	10.15	10.39	7,300,410	75,180,805	-5.47%	-3.90%	0.03%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	2015		0.30%	3.20%	9.79	13.34	32,056,760	403,797,689	-6.76%	-4.01%	2.85%
	2014		0.30%	3.20%	11.89	13.94	32,084,393	426,551,480	1.71%	4.34%	2.70%
	2013		0.65%	3.20%	11.69	13.36	31,418,682	404,618,283	11.26%	14.14%	2.21%
	2012		0.65%	3.20%	10.95	11.71	31,366,763	357,707,878	7.83%	10.39%	3.99%
	2011		0.65%	3.00%	10.30	10.59	22,719,184	237,348,906	-4.61%	-2.73%	0.18%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.40%	2.75%	$11.04	$24.39	1,975,673	$32,697,167	-1.43%	0.77%	1.83%
	2014		0.40%	2.60%	14.85	24.25	2,174,940	36,149,470	10.52%	12.75%	1.88%
	2013		0.60%	2.60%	13.44	21.45	2,441,004	36,194,110	28.61%	31.15%	2.35%
	2012		0.65%	2.60%	10.45	11.44	141,381	1,630,111	12.68%	14.04%	0.86%
	2011		1.40%	2.60%	9.27	10.04	191,922	1,897,063	-0.76%	0.43%	0.97%
LVIP SSgA S&P 500 Index Fund Service Class
	2015		0.30%	3.20%	11.02	20.56	54,705,403	855,810,465	-2.26%	0.61%	1.64%
	2014		0.30%	3.20%	13.72	20.98	54,354,571	857,087,479	9.58%	12.41%	1.65%
	2013		0.65%	3.20%	12.46	19.10	59,168,258	838,667,663	27.60%	30.82%	1.44%
	2012		0.65%	3.15%	9.73	14.94	45,862,651	502,663,971	11.78%	14.61%	0.76%
	2011		0.65%	3.15%	8.67	9.97	43,622,939	421,172,307	-1.26%	0.94%	0.68%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.40%	1.90%	10.14	23.43	118,255	2,000,553	-6.51%	-5.10%	1.09%
	2014		0.40%	1.90%	16.08	24.74	66,149	1,427,063	2.70%	4.05%	1.00%
	2013		0.60%	1.90%	15.66	23.77	28,036	625,775	35.31%	37.08%	1.75%
	2012		0.60%	1.90%	16.67	16.67	3,759	61,884	13.94%	13.94%	1.24%
	2011	12/5/11	1.70%	1.70%	14.63	14.63	798	11,669	-0.78%	-0.78%	0.00%
LVIP SSgA Small-Cap Index Fund Service Class
	2015		0.30%	3.20%	10.12	19.75	20,044,094	251,759,365	-7.95%	-5.24%	0.69%
	2014		0.30%	3.20%	12.25	21.40	20,318,198	272,886,482	1.12%	3.77%	0.58%
	2013		0.60%	3.20%	12.07	21.11	22,742,885	297,575,702	33.24%	36.67%	0.62%
	2012		0.65%	3.20%	9.03	15.80	14,853,295	143,442,614	11.97%	14.86%	0.46%
	2011		0.65%	3.20%	8.03	8.89	14,871,629	126,195,557	-7.48%	-5.42%	0.11%
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
	2015		0.65%	1.70%	9.71	9.99	15,652	155,922	-10.23%	-9.28%	0.82%
	2014		0.65%	1.70%	11.01	11.01	7,373	80,913	-2.04%	-2.04%	1.29%
	2013	12/19/13	0.65%	0.65%	11.24	11.24	3,565	40,066	3.04%	3.04%	1.09%
LVIP SSgA Small-Cap Managed Volatility Fund Service Class
	2015		0.60%	3.20%	9.28	9.94	18,004,358	173,814,321	-11.78%	-9.45%	0.70%
	2014		0.60%	3.20%	10.52	10.96	8,275,647	89,207,699	-4.73%	-2.27%	1.30%
	2013	5/20/13	0.65%	3.20%	11.04	11.22	2,436,000	27,146,121	2.73%	11.29%	2.08%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.40%	2.15%	9.65	24.56	87,536	1,642,914	-8.82%	-7.21%	2.78%
	2014		0.40%	2.15%	15.23	26.52	75,395	1,469,320	2.08%	3.68%	4.59%
	2013		0.60%	2.15%	25.50	25.50	38,577	792,799	33.62%	33.62%	7.43%
	2012	7/18/12	0.65%	0.65%	19.09	19.09	1,129	21,540	7.77%	7.77%	2.82%
LVIP SSgA Small-Mid Cap 200 Fund Service Class
	2015		0.30%	3.15%	9.63	20.70	6,127,104	108,191,274	-9.96%	-7.36%	2.31%
	2014		0.30%	3.15%	14.46	22.94	5,695,923	110,563,563	0.82%	3.37%	3.13%
	2013		0.65%	3.15%	14.35	22.71	5,835,284	110,745,734	30.00%	33.29%	2.37%
	2012		0.65%	3.15%	11.04	17.43	6,502,550	93,579,793	10.02%	12.81%	2.26%
	2011		0.65%	3.15%	12.39	13.39	6,952,262	89,660,120	-5.20%	-3.09%	1.40%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2015		0.40%	0.40%	12.24	12.24	9,393	114,980	10.29%	10.29%	0.00%
	2014	7/24/14	0.40%	0.40%	11.10	11.10	4,568	50,706	3.89%	3.89%	0.00%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2015		0.30%	3.20%	12.21	23.44	15,980,655	258,976,178	7.18%	10.12%	0.00%
	2014		0.30%	3.00%	13.54	21.86	11,919,254	177,584,848	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.85	20.76	13,530,291	188,596,407	34.61%	37.81%	0.00%
	2012		0.65%	3.00%	9.53	15.42	14,060,882	143,608,085	14.59%	17.25%	0.00%
	2011		0.65%	2.95%	8.31	9.20	9,783,128	86,030,329	-4.65%	-2.53%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.40%	3.00%	15.90	30.25	109,041	2,836,264	-0.92%	0.78%	0.13%
	2014		1.30%	3.00%	16.05	30.01	103,895	2,726,197	8.29%	10.15%	0.22%
	2013		1.30%	3.00%	14.82	27.25	112,290	2,692,674	30.82%	33.06%	0.00%
	2012		1.30%	3.00%	13.18	20.64	126,393	2,298,791	13.09%	14.80%	0.00%
	2011		1.30%	2.80%	11.62	18.13	137,181	2,184,638	-6.38%	-5.11%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2015		0.30%	3.20%	$15.54	$29.13	4,884,187	$115,246,446	-1.36%	1.19%	0.00%
	2014		0.65%	3.20%	15.75	28.99	3,954,096	93,424,091	7.80%	10.58%	0.00%
	2013		0.65%	3.20%	14.64	26.40	4,027,389	87,518,859	30.29%	33.59%	0.00%
	2012		0.65%	3.15%	11.49	19.90	4,766,371	80,236,899	12.64%	15.26%	0.00%
	2011		0.65%	2.95%	11.02	17.39	4,086,361	60,225,079	-6.81%	-4.74%	0.00%
LVIP Templeton Growth Managed Volatility Fund Service Class
	2015		0.30%	3.20%	8.19	13.73	74,921,702	683,969,015	-11.15%	-8.80%	1.27%
	2014		0.60%	3.20%	9.18	15.36	58,481,505	593,312,037	-5.31%	-2.82%	1.47%
	2013		0.60%	3.20%	9.66	16.18	35,895,869	379,146,347	15.86%	18.86%	1.49%
	2012		0.65%	3.20%	8.31	13.93	17,221,882	154,522,717	17.16%	20.13%	1.77%
	2011		0.65%	3.15%	7.07	10.81	15,769,152	118,673,830	-6.11%	-3.96%	2.04%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2015	11/5/15	0.65%	0.65%	9.59	9.59	3,446	33,058	-1.90%	-1.90%	1.36%
LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	2015	5/18/15	0.65%	3.00%	9.43	9.58	24,692,694	235,159,439	-6.26%	-0.07%	2.32%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		1.30%	2.80%	14.20	20.36	132,967	2,331,556	-1.46%	0.03%	0.00%
	2014		1.30%	2.80%	14.36	20.35	126,910	2,252,518	2.49%	3.99%	0.00%
	2013		1.30%	2.75%	13.98	19.57	142,373	2,446,788	22.22%	23.88%	0.00%
	2012		1.30%	2.65%	11.42	15.80	160,781	2,243,019	13.35%	14.89%	0.00%
	2011		1.30%	2.65%	10.06	13.82	173,576	2,112,536	-8.15%	-6.90%	0.20%
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
	2015		0.60%	3.20%	12.76	19.60	21,622,553	358,222,133	-2.10%	0.48%	0.00%
	2014		0.60%	3.20%	13.03	19.65	13,936,492	234,535,641	1.78%	4.46%	0.00%
	2013		0.60%	3.20%	12.80	18.96	9,802,967	160,591,468	21.24%	24.37%	0.00%
	2012		0.65%	3.20%	10.56	15.35	4,411,010	60,049,258	12.45%	15.35%	0.00%
	2011		0.65%	3.20%	9.84	13.40	4,028,664	48,611,933	-8.53%	-6.54%	0.00%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015		0.40%	1.90%	10.78	15.47	36,788	530,619	-2.19%	-0.71%	1.74%
	2014		0.40%	1.90%	14.89	15.61	31,272	451,338	10.10%	11.54%	2.01%
	2013		0.60%	1.90%	13.53	13.99	27,270	375,037	28.07%	29.74%	1.36%
	2012	6/22/12	0.60%	1.90%	10.56	10.79	10,419	112,131	-0.96%	9.08%	1.88%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2015		0.30%	3.20%	13.56	16.80	7,371,010	107,974,953	-3.69%	-1.20%	1.45%
	2014		0.65%	3.20%	14.08	17.04	6,643,364	99,287,489	8.41%	11.21%	1.69%
	2013		0.65%	3.20%	12.99	15.35	5,998,517	81,252,076	26.10%	29.36%	1.12%
	2012		0.65%	3.20%	10.31	11.89	4,232,339	44,730,410	11.32%	14.13%	1.59%
	2011	5/31/11	0.65%	3.15%	9.26	10.44	1,559,907	14,571,491	-8.09%	11.02%	0.84%
LVIP Vanguard International Equity ETF Fund Standard Class
	2015		0.40%	1.90%	9.03	10.40	67,448	685,549	-4.78%	-3.34%	3.30%
	2014		0.40%	1.90%	10.29	10.79	36,374	384,735	-6.44%	-5.21%	2.13%
	2013		0.60%	1.90%	11.00	11.38	32,064	359,162	12.59%	14.08%	4.76%
	2012	3/26/12	0.60%	1.90%	9.77	9.97	5,807	57,783	1.29%	18.64%	7.35%
LVIP Vanguard International Equity ETF Fund Service Class
	2015		0.30%	3.20%	9.12	11.03	6,828,594	67,184,750	-6.24%	-3.81%	2.26%
	2014		0.65%	3.20%	9.72	11.49	5,333,936	55,028,501	-7.88%	-5.50%	2.05%
	2013		0.65%	3.20%	10.56	12.18	3,780,849	41,605,443	10.86%	13.72%	2.24%
	2012		0.65%	3.20%	9.53	10.74	2,676,477	26,145,484	15.35%	18.27%	5.00%
	2011	5/24/11	0.65%	3.15%	8.26	9.10	1,069,284	8,915,387	-18.92%	6.08%	0.00%
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
	2015		0.60%	1.70%	10.82	11.13	55,938	621,392	-6.42%	-5.38%	2.25%
	2014		0.60%	1.70%	11.56	11.76	37,183	436,118	4.39%	5.49%	4.51%
	2013	11/14/13	0.65%	1.70%	11.07	11.15	10,150	112,800	2.47%	3.36%	1.67%
LVIP VIP Contrafund Managed Volatility Portfolio Service Class
	2015		0.60%	3.20%	10.30	11.03	38,465,190	412,240,126	-8.14%	-5.72%	1.51%
	2014		0.60%	3.20%	11.21	11.70	23,523,972	270,309,819	2.48%	5.18%	3.57%
	2013	5/20/13	0.60%	3.20%	10.94	11.13	8,656,233	95,635,695	4.63%	14.23%	1.77%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015	2/20/15	0.65%	0.90%	$9.66	$9.70	9,027	$87,497	-8.13%	0.22%	0.85%
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	2015		0.60%	3.20%	9.28	9.65	7,058,558	66,898,619	-7.60%	-5.36%	0.41%
	2014	5/23/14	0.60%	3.00%	10.04	10.19	1,133,185	11,470,979	-3.04%	8.82%	2.02%
LVIP Wellington Capital Growth Fund Service Class
	2015		0.30%	3.15%	14.01	21.49	18,605,082	313,479,427	5.77%	8.44%	0.00%
	2014		0.65%	3.15%	13.20	20.28	20,181,591	316,319,544	7.65%	10.37%	0.00%
	2013		0.65%	3.15%	12.22	18.80	22,655,444	323,041,540	31.66%	34.79%	0.00%
	2012		0.65%	3.00%	9.26	14.27	25,591,881	271,319,390	15.26%	18.00%	0.00%
	2011		0.65%	3.00%	8.02	10.50	22,126,342	198,333,052	-11.75%	-9.83%	0.00%
LVIP Wellington Mid-Cap Value Fund Service Class
	2015		0.30%	3.20%	10.07	21.31	5,875,292	74,397,028	-4.85%	-2.05%	0.17%
	2014		0.30%	3.20%	11.81	22.35	10,536,038	137,001,352	4.62%	7.32%	0.14%
	2013		0.65%	3.20%	11.25	21.31	5,852,727	71,933,341	29.60%	32.95%	0.23%
	2012		0.65%	3.20%	8.65	16.40	6,254,372	58,307,396	19.92%	23.01%	0.14%
	2011		0.65%	3.20%	7.18	7.95	5,810,819	44,365,619	-12.09%	-10.13%	0.00%
Lord Abbett Series Fund Bond Debenture Portfolio Class VC
	2015		0.30%	1.65%	9.66	9.86	735,945	7,172,203	-3.14%	-1.92%	6.41%
	2014	7/8/14	0.40%	1.65%	9.97	10.05	157,782	1,579,707	-1.68%	-0.05%	9.97%
Lord Abbett Series Fund Developing Growth Portfolio Class VC
	2015		0.30%	1.65%	9.88	10.10	358,101	3,564,305	-9.71%	-8.48%	0.00%
	2014	7/8/14	0.30%	1.65%	10.94	11.03	81,316	892,992	0.88%	6.22%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC
	2015		0.65%	2.55%	13.80	22.86	708,620	14,585,552	-5.88%	-4.07%	1.13%
	2014		0.65%	2.55%	14.66	23.83	767,451	16,471,424	4.44%	6.45%	0.44%
	2013		0.65%	2.55%	14.04	22.38	850,301	17,237,836	32.34%	34.88%	0.23%
	2012		0.65%	2.55%	10.61	16.60	987,863	14,919,914	7.80%	9.87%	0.54%
	2011		0.65%	2.55%	14.28	15.11	1,045,826	14,435,281	-6.80%	-5.11%	0.24%
Lord Abbett Series Fund Short Duration Income Portfolio Class VC
	2015		0.30%	1.65%	9.79	10.01	1,336,246	13,185,468	-1.07%	0.28%	3.95%
	2014	7/8/14	0.30%	1.65%	9.90	9.98	265,058	2,631,988	-1.03%	-0.55%	3.98%
MFS VIT Core Equity Series Service Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2014		1.30%	2.65%	16.11	23.66	128,539	2,602,187	8.07%	9.54%	0.53%
	2013		1.30%	2.65%	14.89	21.60	150,821	2,787,669	30.72%	32.50%	0.79%
	2012		1.30%	2.65%	11.37	16.30	153,734	2,143,823	12.92%	14.45%	0.47%
	2011		1.30%	2.65%	10.06	14.36	182,259	2,225,017	-3.86%	-2.55%	0.66%
MFS VIT Growth Series Initial Class
	2015		1.40%	2.35%	21.68	30.21	152,724	3,321,139	5.06%	6.06%	0.16%
	2014		1.40%	2.35%	20.44	28.70	158,635	3,260,919	6.42%	7.43%	0.10%
	2013		1.40%	2.35%	19.03	26.91	178,292	3,411,475	33.68%	34.95%	0.23%
	2012		1.40%	2.35%	14.10	20.09	194,320	2,756,529	14.66%	15.76%	0.00%
	2011		1.40%	2.35%	12.18	17.49	217,368	2,664,912	-2.64%	-1.71%	0.19%
MFS VIT Growth Series Service Class
	2015		0.30%	2.95%	10.38	30.40	3,425,811	64,088,413	4.18%	6.61%	0.00%
	2014		0.65%	3.15%	9.85	28.86	2,896,838	50,741,615	5.31%	7.98%	0.00%
	2013		0.65%	3.15%	9.23	27.05	2,388,555	39,011,618	32.26%	35.61%	0.13%
	2012		0.65%	3.15%	6.88	20.19	2,031,830	24,495,882	13.45%	16.32%	0.00%
	2011		0.65%	3.15%	5.99	17.57	1,819,693	18,605,962	-3.31%	-1.20%	0.02%
MFS VIT Total Return Series Initial Class
	2015		1.40%	2.35%	17.49	20.76	368,176	7,565,445	-2.69%	-1.76%	2.55%
	2014		1.40%	2.35%	17.97	21.13	434,113	9,082,276	5.97%	6.99%	1.83%
	2013		1.40%	2.35%	16.96	19.75	523,192	10,232,408	16.28%	17.39%	1.72%
	2012		1.40%	2.35%	14.53	16.82	641,850	10,712,722	8.67%	9.71%	2.73%
	2011		1.40%	2.35%	13.27	15.34	771,762	11,755,872	-0.59%	0.36%	2.54%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Total Return Series Service Class
	2015		0.75%	0.75%	$14.23	$14.23	332	$4,724	-1.33%	-1.33%	0.83%
	2014	1/10/14	0.75%	1.95%	14.42	17.38	794	13,179	2.11%	7.29%	2.59%
	2012		0.65%	3.00%	10.78	15.45	21,159,447	278,375,650	7.66%	10.22%	2.49%
	2011		0.65%	3.00%	9.88	14.13	23,744,780	287,424,116	-1.27%	0.93%	2.35%
MFS VIT Utilities Series Initial Class
	2015		0.40%	2.35%	8.69	39.69	252,468	7,611,161	-16.51%	-14.86%	4.09%
	2014		0.40%	2.35%	31.76	47.45	297,483	10,684,081	10.11%	11.17%	2.07%
	2013		1.40%	2.35%	28.63	43.00	329,869	10,793,626	17.72%	18.84%	2.31%
	2012		1.40%	2.35%	24.14	36.46	368,766	10,154,800	10.85%	11.91%	6.65%
	2011		1.40%	2.35%	21.61	32.82	438,395	10,788,087	4.30%	5.30%	3.17%
MFS VIT Utilities Series Service Class
	2015		0.30%	3.20%	12.12	39.96	8,343,493	187,475,679	-17.44%	-15.31%	3.95%
	2014		0.65%	3.20%	14.69	47.76	8,596,870	233,370,004	8.92%	11.74%	1.91%
	2013		0.65%	3.20%	13.48	43.26	8,857,378	217,755,613	16.43%	19.44%	2.07%
	2012		0.65%	3.20%	11.58	36.65	9,710,700	202,449,105	9.65%	12.48%	6.46%
	2011		0.65%	3.20%	12.18	32.38	9,912,951	187,068,650	3.51%	5.82%	3.04%
MFS VIT II Core Equity Portfolio Service Class
	2015	3/27/15	1.30%	2.65%	15.65	23.26	118,784	2,350,101	-4.66%	-3.67%	0.29%
MFS VIT II International Value Series Initial Class
	2015		0.40%	0.40%	10.39	10.39	15,106	156,900	6.23%	6.23%	2.21%
	2014	12/26/14	0.40%	0.40%	9.78	9.78	7,060	69,032	-1.37%	-1.37%	0.00%
MFS VIT II International Value Series Service Class
	2015		0.30%	1.65%	10.13	10.36	1,036,935	10,588,129	4.58%	6.00%	2.28%
	2014	6/27/14	0.30%	1.65%	9.69	9.77	179,168	1,740,765	-4.68%	-0.41%	1.13%
Morgan Stanley UIF Capital Growth Portfolio Class II
	2015		0.65%	2.30%	18.10	38.83	54,729	1,801,323	9.42%	11.24%	0.00%
	2014		0.65%	2.30%	19.90	34.90	59,632	1,743,735	3.68%	5.40%	0.00%
	2013		0.65%	2.30%	18.74	33.11	70,080	1,998,069	44.51%	46.76%	0.21%
	2012		0.65%	2.20%	12.90	22.56	80,314	1,585,107	11.96%	13.31%	0.00%
	2011		0.65%	1.85%	19.30	19.91	83,417	1,463,259	-4.63%	-3.67%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2012		1.15%	2.90%	13.79	21.86	1,992,717	36,876,586	9.31%	11.13%	0.00%
	2011		1.15%	2.80%	12.41	19.70	2,549,870	42,704,716	-2.30%	-0.68%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		1.15%	3.15%	13.72	27.17	1,170,110	29,139,938	-10.96%	-9.38%	0.74%
	2014		1.15%	2.90%	15.38	30.19	1,351,272	37,598,861	10.58%	12.54%	1.04%
	2013		1.15%	2.90%	14.70	27.02	1,643,558	40,691,909	33.14%	35.48%	1.15%
	2012		1.15%	2.90%	10.97	20.08	1,996,543	36,696,208	12.28%	14.21%	0.59%
	2011		1.15%	2.85%	9.71	17.71	2,478,404	40,147,591	-9.12%	-7.57%	0.60%
Oppenheimer Global Fund/VA Service Shares
	2015		0.65%	2.20%	13.89	25.45	360,739	7,985,822	1.42%	3.00%	1.06%
	2014		0.65%	2.20%	13.68	24.71	396,094	8,514,677	-0.17%	1.39%	0.86%
	2013		0.65%	2.20%	13.68	24.37	413,888	8,792,629	24.35%	26.17%	1.17%
	2012		0.65%	2.10%	11.00	19.32	451,145	7,598,199	18.44%	20.17%	1.93%
	2011		0.65%	2.20%	10.60	16.08	489,083	6,783,278	-10.52%	-9.12%	0.80%
Oppenheimer International Growth Fund/VA Non-Service Shares
	2015		0.40%	0.80%	9.26	9.32	59,618	554,988	2.61%	3.02%	1.19%
	2014	9/22/14	0.40%	0.80%	9.02	9.04	58,349	527,486	-3.86%	2.07%	0.00%
Oppenheimer International Growth Fund/VA Service Shares
	2015		0.30%	1.65%	9.11	9.20	645,587	5,928,744	1.42%	1.99%	0.70%
	2014	6/30/14	1.10%	1.65%	8.98	9.02	133,741	1,204,995	-9.94%	-5.22%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	2015	1/20/15	0.40%	0.40%	10.42	10.42	3,478	36,248	-2.86%	-2.86%	1.20%
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	2015		0.30%	1.65%	10.17	10.26	438,963	4,495,929	-7.63%	-7.12%	0.68%
	2014	6/27/14	1.10%	1.65%	11.01	11.05	78,643	868,036	6.41%	11.95%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio Advisor Class
	2015		1.10%	1.50%	$7.99	$8.04	111,256	$891,058	-13.71%	-13.36%	2.96%
	2014	7/10/14	1.10%	1.65%	9.25	9.28	80,259	744,225	-8.62%	-6.62%	6.83%
PIMCO VIT All Asset All Authority Portfolio Institutional Class
	2015		0.40%	0.80%	8.17	8.17	23,948	195,479	-12.52%	-12.52%	3.50%
	2014	9/15/14	0.40%	0.40%	9.33	9.33	10,366	96,766	-6.31%	-6.31%	7.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2015		0.65%	2.75%	6.32	7.54	1,365,622	9,729,125	-27.68%	-26.14%	4.22%
	2014		0.65%	2.80%	8.67	10.20	1,160,090	11,263,973	-20.83%	-19.15%	0.27%
	2013		0.65%	2.75%	10.58	12.62	1,018,149	12,296,157	-16.86%	-15.27%	1.67%
	2012		0.65%	2.80%	12.56	14.90	970,247	13,956,075	2.23%	4.44%	2.44%
	2011		0.65%	2.80%	13.48	14.26	1,029,506	14,298,970	-10.10%	-8.14%	14.26%
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class
	2015		0.40%	0.40%	5.50	5.50	5,175	28,443	-25.88%	-25.88%	1.79%
	2014	9/12/14	0.40%	0.40%	7.41	7.41	556	4,126	-16.96%	-16.96%	0.28%
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
	2015		1.10%	1.65%	9.16	9.24	155,282	1,432,749	-3.94%	-3.41%	5.26%
	2014	7/8/14	1.10%	1.65%	9.53	9.56	87,196	833,472	-7.47%	-5.25%	2.55%
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
	2015	5/11/15	0.40%	0.40%	9.39	9.39	697	6,547	-6.68%	-6.68%	3.63%
PIMCO VIT Unconstrained Bond Portfolio Advisor Class
	2015		1.10%	1.65%	9.65	9.74	273,509	2,656,937	-3.39%	-2.86%	4.55%
	2014	7/18/14	0.30%	1.65%	9.99	10.08	55,732	558,170	-0.62%	0.23%	0.62%
PIMCO VIT Unconstrained Bond Portfolio Institutional Class
	2015	1/9/15	0.40%	0.40%	9.89	9.89	2,234	22,095	-1.86%	-1.86%	4.23%
Putnam VT Absolute Return 500 Fund Class IA
	2015	9/30/15	0.40%	0.40%	10.22	10.22	943	9,644	-0.20%	-0.20%	0.00%
Putnam VT Absolute Return 500 Fund Class IB
	2015		1.10%	1.65%	9.99	10.05	239,428	2,402,565	-2.02%	-1.63%	0.05%
	2014	7/17/14	1.10%	1.50%	10.19	10.22	80,141	818,364	1.70%	2.31%	0.00%
Putnam VT Global Health Care Fund Class IA
	2015	8/20/15	0.40%	0.40%	10.08	10.08	1,939	19,563	-3.44%	-3.44%	0.00%
Putnam VT Global Health Care Fund Class IB
	2015		0.30%	2.20%	23.67	29.41	610,533	9,761,142	5.44%	6.39%	0.00%
	2014		1.30%	2.65%	22.39	27.64	280,068	6,660,175	24.31%	25.99%	0.27%
	2013		1.30%	2.65%	17.89	21.94	214,575	4,055,822	37.97%	39.84%	1.22%
	2012		1.30%	2.65%	12.88	15.69	368,991	5,014,006	19.08%	20.69%	1.09%
	2011		1.30%	2.65%	10.74	13.00	229,560	2,578,235	-3.77%	-2.45%	0.83%
Putnam VT Growth & Income Fund Class IB
	2015		1.30%	2.35%	15.59	19.24	74,485	1,229,146	-9.68%	-8.73%	1.90%
	2014		1.30%	2.35%	14.04	21.30	96,045	1,738,887	8.16%	9.30%	1.33%
	2013		1.30%	2.35%	12.97	19.70	105,381	1,744,914	32.53%	33.93%	1.56%
	2012		1.30%	2.35%	9.77	14.86	103,687	1,285,320	16.37%	17.60%	1.78%
	2011		1.30%	2.35%	10.18	12.52	130,443	1,384,436	-6.86%	-5.87%	1.23%
Putnam VT Income Fund Class IB
	2015	6/23/15	0.30%	1.65%	9.56	9.64	214,052	2,051,661	-2.97%	-1.13%	0.00%
SIPT VP Market Growth Strategy Fund Class III
	2015		1.10%	1.65%	9.55	9.58	83,604	797,918	-4.87%	-4.72%	1.43%
	2014	7/16/14	1.10%	1.25%	10.04	10.05	25,852	259,802	-1.91%	-0.84%	5.61%
SIPT VP Market Plus Strategy Fund Class III
	2015		0.30%	1.50%	9.61	9.76	150,117	1,444,007	-5.02%	-4.11%	0.96%
	2014	7/2/14	0.30%	1.25%	10.12	10.18	109,455	1,107,606	-2.30%	3.98%	8.11%
Templeton Foreign VIP Fund Class 1
	2015		0.40%	0.40%	8.11	8.11	2,372	19,246	-6.68%	-6.68%	3.42%
	2014	9/25/14	0.40%	0.40%	8.70	8.70	2,307	20,057	-9.49%	-9.49%	0.00%
Templeton Foreign VIP Fund Class 4
	2015		0.30%	1.65%	7.93	8.08	198,634	1,582,413	-8.04%	-6.93%	2.88%
	2014	7/11/14	0.30%	1.50%	8.62	8.69	81,880	707,406	-13.21%	-4.86%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund Class 1
	2015		0.40%	0.80%	$9.54	$9.54	163,072	$1,555,040	-4.48%	-4.48%	7.78%
	2014	9/15/14	0.40%	0.40%	9.99	9.99	96,642	965,253	-1.71%	-1.71%	0.00%
Templeton Global Bond VIP Fund Class 2
	2015		0.60%	3.15%	9.43	17.81	23,440,742	396,170,672	-7.27%	-4.88%	7.86%
	2014		0.60%	3.15%	10.46	18.85	25,988,750	467,006,812	-1.33%	1.17%	5.08%
	2013		0.65%	3.15%	10.60	18.74	29,046,516	521,571,310	-1.52%	0.97%	4.79%
	2012		0.65%	3.15%	10.78	18.67	31,621,406	568,205,330	11.61%	14.32%	6.41%
	2011		0.65%	3.05%	14.79	16.43	36,180,320	574,633,153	-3.66%	-1.51%	5.68%
Templeton Global Bond VIP Fund Class 4
	2015		0.30%	1.65%	9.29	9.50	1,375,882	12,874,602	-5.96%	-4.68%	7.03%
	2014	6/30/14	0.30%	1.65%	9.88	9.97	398,338	3,945,389	-2.52%	-1.89%	0.00%
Templeton Growth VIP Fund Class 2
	2015		1.10%	2.90%	10.95	18.83	1,979,364	30,914,559	-9.16%	-7.51%	2.62%
	2014		1.10%	2.90%	12.05	20.52	2,321,118	39,440,270	-5.60%	-3.88%	1.35%
	2013		1.10%	2.90%	12.56	21.51	2,795,534	49,561,031	27.15%	29.39%	2.67%
	2012		1.10%	2.85%	9.71	16.75	3,394,051	46,734,678	17.73%	19.74%	2.05%
	2011		1.10%	2.80%	8.11	14.09	4,138,216	48,108,484	-9.55%	-7.99%	1.35%
Transparent Value Directional Allocation VI Portfolio Class I
	2015		0.40%	0.40%	9.67	9.67	3,434	33,213	-2.95%	-2.95%	0.00%
	2014	7/25/14	0.40%	0.40%	9.96	9.96	3,511	34,995	-3.23%	-3.23%	0.00%
Transparent Value Directional Allocation VI Portfolio Class II
	2015		1.10%	1.65%	9.48	9.54	813,132	7,738,723	-4.21%	-3.82%	0.00%
	2014	7/11/14	1.10%	1.50%	9.89	9.92	1,117,078	11,078,510	-3.44%	6.83%	0.00%
UIF Global Infrastructure Portfolio Class I
	2015		0.40%	0.40%	9.14	9.14	4,879	44,586	-14.10%	-14.10%	1.79%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	4,651	49,489	-1.02%	-1.02%	0.00%
UIF Global Infrastructure Portfolio Class II
	2015		0.30%	1.65%	8.91	8.99	357,756	3,211,909	-15.30%	-14.83%	1.69%
	2014	6/30/14	1.10%	1.65%	10.52	10.56	152,233	1,606,202	-0.23%	1.01%	0.00%
Van Eck VIP Global Hard Assets Fund Class S
	2015		0.30%	1.65%	4.90	5.01	251,082	1,241,231	-34.72%	-33.82%	0.02%
	2014	7/10/14	0.30%	1.65%	7.50	7.57	81,965	616,806	-28.81%	-22.40%	0.00%
Van Eck VIP Global Hard Assets Fund Initial Class
	2015		0.40%	0.40%	5.02	5.02	45,049	226,309	-33.71%	-33.71%	0.02%
	2014	7/24/14	0.40%	0.80%	7.56	7.58	25,206	191,019	-29.20%	-24.78%	0.00%
Virtus VIT Multi-Sector Fixed Income Series Class A
	2015		0.30%	1.65%	9.41	9.49	666,746	6,310,592	-2.87%	-2.34%	5.90%
	2014	7/2/14	1.10%	1.65%	9.69	9.72	138,168	1,341,749	-4.16%	-3.20%	6.12%
Virtus VIT Multi-Sector Fixed Income Series Class I
	2015	6/25/15	0.40%	0.40%	9.64	9.64	1,263	12,189	-3.61%	-3.61%	2.92%
Virtus VIT Equity Trends Series Class A
	2015		1.10%	1.65%	8.75	8.83	381,314	3,361,190	-10.81%	-10.32%	0.00%
	2014	7/15/14	0.30%	1.65%	9.81	9.89	267,587	2,631,015	-4.62%	2.50%	0.00%
Virtus VIT Equity Trends Series Class I
	2014	9/22/14	0.40%	0.40%	9.89	9.89	14,402	142,489	-3.90%	-3.90%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$6,933,704	$7,209,122
AB VPS Growth and Income Portfolio Class B	71,141	74,053
AB VPS International Value Portfolio Class B	81,596	83,434
AB VPS Large Cap Growth Portfolio Class B	1,940,241	2,132,773
AB VPS Small/Mid Cap Value Portfolio Class A	37,662	4,140
AB VPS Small/Mid Cap Value Portfolio Class B	38,395,627	24,873,155
Alps|Alerian Energy Infrastructure Portfolio Class I	390,185	178,652
Alps|Alerian Energy Infrastructure Portfolio Class III	2,637,578	892,266
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	3,679,403	119,063
Alps|Stadion Tactical Defensive Portfolio Class I	169,774	188,926
Alps|Stadion Tactical Defensive Portfolio Class III	5,790,225	879,016
Alps|Stadion Tactical Growth Portfolio Class III	1,480,488	77,618
American Century VP Inflation Protection Fund Class II	34,837	26,268
American Funds Asset Allocation Fund Class 1	2,851,846	414,651
American Funds Asset Allocation Fund Class 4	43,454,669	802,211
American Funds Blue Chip Income and Growth Fund Class 1	602,208	107,822
American Funds Blue Chip Income and Growth Fund Class 4	8,586,426	877,055
American Funds Bond Fund Class 1	660,985	204,901
American Funds Capital Income Builder Fund Class 1	476,254	147,385
American Funds Capital Income Builder Fund Class 4	10,304,524	594,672
American Funds Global Balanced Fund Class 1	13,839	33,833
American Funds Global Bond Fund Class 1	385,652	136,274
American Funds Global Growth Fund Class 1	1,325,339	196,318
American Funds Global Growth Fund Class 2	48,995,000	38,117,621
American Funds Global Growth Fund Class 4	12,698,918	842,858
American Funds Global Growth and Income Fund Class 1	375,094	50,916
American Funds Global Small Capitalization Fund Class 1	168,472	51,126
American Funds Global Small Capitalization Fund Class 2	50,578,886	59,175,006
American Funds Global Small Capitalization Fund Class 4	4,299,500	365,743
American Funds Growth Fund Class 1	2,005,014	507,249
American Funds Growth Fund Class 2	319,085,178	252,056,410
American Funds Growth Fund Class 4	25,814,400	1,344,891
American Funds Growth-Income Fund Class 1	877,511	398,946
American Funds Growth-Income Fund Class 2	323,391,861	248,544,878
American Funds Growth-Income Fund Class 4	19,096,657	1,508,455
American Funds High-Income Bond Fund Class 1	283,743	44,003
American Funds International Fund Class 1	1,474,174	98,669
American Funds International Fund Class 2	84,649,270	68,521,053
American Funds International Fund Class 4	9,734,491	521,963

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds International Growth and Income Fund Class 1	$257,302	$130,224
American Funds Managed Risk Asset Allocation Fund Class P1	352,386	174,692
American Funds Managed Risk Asset Allocation Fund Class P2	26,832,809	1,104,833
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	1,976	22,444
American Funds Managed Risk Growth Fund Class P1	—	49,267
American Funds Managed Risk Growth-Income Fund Class P1	481	2,491
American Funds Managed Risk International Fund Class P1	43,422	82
American Funds Mortgage Fund Class 1	42,416	66,617
American Funds Mortgage Fund Class 4	5,292,474	881,727
American Funds New World Fund Class 1	756,197	120,924
American Funds New World Fund Class 4	9,131,456	562,322
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	67,231	126,032
BlackRock Global Allocation V.I. Fund Class I	1,780,227	181,379
BlackRock Global Allocation V.I. Fund Class III	112,118,118	130,284,323
BlackRock iShares Alternative Strategies V.I. Fund Class III	542,735	7,114
ClearBridge Variable Aggressive Growth Portfolio Class I	116,556	62,965
ClearBridge Variable Aggressive Growth Portfolio Class II	17,847,713	2,035,687
ClearBridge Variable Mid Cap Core Portfolio Class I	214,714	28,108
ClearBridge Variable Mid Cap Core Portfolio Class II	16,433,494	13,046,216
Delaware VIP Diversified Income Series Standard Class	2,608,410	340,547
Delaware VIP Diversified Income Series Service Class	205,822,171	105,629,026
Delaware VIP Emerging Markets Series Standard Class	1,666	4,837
Delaware VIP Emerging Markets Series Service Class	40,636,395	33,647,163
Delaware VIP High Yield Series Standard Class	3,791,239	4,166,999
Delaware VIP High Yield Series Service Class	29,613,041	46,614,636
Delaware VIP International Value Equity Series Standard Class	105,434	102,019
Delaware VIP Limited-Term Diversified Income Series Standard Class	147,375	237,356
Delaware VIP Limited-Term Diversified Income Series Service Class	78,639,309	100,665,026
Delaware VIP REIT Series Standard Class	558,181	2,632,051
Delaware VIP REIT Series Service Class	16,682,825	33,098,749
Delaware VIP Small Cap Value Series Standard Class	901,826	857,853
Delaware VIP Small Cap Value Series Service Class	49,591,328	46,494,124
Delaware VIP Smid Cap Growth Series Standard Class	926,812	1,263,271
Delaware VIP Smid Cap Growth Series Service Class	39,850,065	15,123,728
Delaware VIP U.S. Growth Series Service Class	47,863,265	40,658,241
Delaware VIP Value Series Standard Class	275,574	1,063,018
Delaware VIP Value Series Service Class	26,436,959	46,471,294
Deutsche Alternative Asset Allocation VIP Portfolio A	207,856	51,008
Deutsche Alternative Asset Allocation VIP Portfolio B	9,074,288	5,373,571
Deutsche Equity 500 Index VIP Portfolio A	727,833	1,194,861
Deutsche Small Cap Index VIP Portfolio A	389,391	740,240
Eaton Vance VT Floating-Rate Income Fund Initial Class	6,256,130	666,085
Eaton Vance VT Floating-Rate Income Fund Advisor Class	1,856,483	171,749
Fidelity VIP Contrafund Portfolio Initial Class	181,745	2,401
Fidelity VIP Contrafund Portfolio Service Class 2	124,615,701	109,038,405
Fidelity VIP Growth Portfolio Initial Class	296,351	689,041
Fidelity VIP Growth Portfolio Service Class 2	24,988,349	21,928,946
Fidelity VIP Mid Cap Portfolio Initial Class	134,083	16,363
Fidelity VIP Mid Cap Portfolio Service Class 2	84,314,834	62,930,678
Fidelity VIP Overseas Portfolio Service Class 2	50,256	52,499
Fidelity VIP Strategic Income Portfolio Initial Class	178,672	156
Fidelity VIP Strategic Income Portfolio Service Class 2	2,161,736	206,445
First Trust Multi Income Allocation Portfolio Class I	3,231,835	572,225
First Trust Multi Income Allocation Portfolio Class II	3,056	3,012
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	8,611,454	1,027,927
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	6,126	—
Franklin Founding Funds Allocation VIP Fund Class 4	3,433,326	5,188,237
Franklin Income VIP Fund Class 1	57,965	66
Franklin Income VIP Fund Class 2	55,070,496	77,692,379
Franklin Income VIP Fund Class 4	13,020,032	2,310,707
Franklin Mutual Shares VIP Fund Class 1	51,420	493

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Franklin Mutual Shares VIP Fund Class 2	$96,693,691	$77,963,242
Franklin Mutual Shares VIP Fund Class 4	3,540,706	432,985
Franklin Rising Dividends VIP Fund Class 1	480,243	50,446
Franklin Rising Dividends VIP Fund Class 4	7,017,082	526,191
Franklin Small Cap Value VIP Fund Class 1	62,328	4,749
Franklin Small Cap Value VIP Fund Class 4	2,264,892	237,934
Franklin Small-Mid Cap Growth VIP Fund Class 1	6,770	104
Franklin Small-Mid Cap Growth VIP Fund Class 2	35,661	26,507
Franklin Small-Mid Cap Growth VIP Fund Class 4	3,022,377	1,002,065
Goldman Sachs VIT Large Cap Value Fund Service Class	24,781,313	15,401,228
Goldman Sachs VIT Money Market Fund Institutional Class	2,586,726	2,087,837
Goldman Sachs VIT Money Market Fund Service Class	60,257,877	31,238,205
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	3,009,744	1,046,002
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	2,298	857
Goldman Sachs VIT Strategic Income Fund Advisor Class	3,761,530	641,328
Guggenheim Long Short Equity Fund	3,867,754	701,408
Guggenheim Multi-Hedge Strategies Fund	3,609,082	629,733
Hartford Capital Appreciation HLS Fund Class IA	48,140	375
Hartford Capital Appreciation HLS Fund Class IC	6,840,174	1,156,233
Huntington VA Dividend Capture Fund	98,954	216,835
Invesco V.I. American Franchise Fund Series I	35,467	225,069
Invesco V.I. American Franchise Fund Series II	434,223	239,967
Invesco V.I. Balanced-Risk Allocation Fund Series I	53,063	2,538
Invesco V.I. Balanced-Risk Allocation Fund Series II	6,036,962	455,177
Invesco V.I. Comstock Fund Series I	74,986	657
Invesco V.I. Comstock Fund Series II	1,840,575	552,792
Invesco V.I. Core Equity Fund Series I	986,976	1,230,454
Invesco V.I. Core Equity Fund Series II	256,939	459,767
Invesco V.I. Diversified Dividend Fund Series I	12,105	3,318
Invesco V.I. Diversified Dividend Fund Series II	4,945,041	288,603
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	11,315	14
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	9,598,352	419,995
Invesco V.I. Equity and Income Fund Series II	5,527,710	1,664,552
Invesco V.I. International Growth Fund Series I	381,531	390,635
Invesco V.I. International Growth Fund Series II	17,010,305	2,708,734
Ivy Funds VIP Asset Strategy Portfolio Class A	9,094,012	1,261,654
Ivy Funds VIP Energy Portfolio Class A	4,679,930	629,899
Ivy Funds VIP High Income Portfolio Class A	6,613,705	486,271
Ivy Funds VIP Micro Cap Growth Portfolio Class A	1,655,211	200,297
Ivy Funds VIP Mid Cap Growth Portfolio Class A	2,850,110	277,118
Ivy Funds VIP Science and Technology Portfolio Class A	9,159,526	341,620
Janus Aspen Balanced Portfolio Service Shares	1,253,406	3,678,077
Janus Aspen Enterprise Portfolio Service Shares	1,319,294	979,312
Janus Aspen Global Research Portfolio Service Shares	39,562	213,180
JPMIT Global Allocation Portfolio Class 2	2,250,927	187,552
JPMIT Income Builder Portfolio Class 2	258,696	664
JPMIT Intrepid Mid Cap Portfolio Class 1	28,308	414
JPMIT Intrepid Mid Cap Portfolio Class 2	5,738,660	902,764
LVIP American Balanced Allocation Fund Standard Class	1,570,892	547,080
LVIP American Balanced Allocation Fund Service Class	11,610,274	1,000,908
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	90,974,337	18,701,449
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	54,374	10,775
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	12,527,961	1,168,371
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	416,772	326,816
LVIP American Global Growth Allocation Managed Risk Fund Service Class	40,691,162	1,929,980
LVIP American Global Growth Fund Service Class II	37,941,895	8,012,866
LVIP American Global Small Capitalization Fund Service Class II	11,777,690	9,750,822
LVIP American Growth Allocation Fund Standard Class	992,012	353,888
LVIP American Growth Allocation Fund Service Class	10,997,260	278,387
LVIP American Growth Fund Service Class II	37,739,924	23,953,364
LVIP American Growth-Income Fund Service Class II	49,152,425	14,287,728

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP American Income Allocation Fund Standard Class	$491	$268
LVIP American International Fund Service Class II	16,138,217	7,914,119
LVIP American Preservation Fund Standard Class	8,353	54,172
LVIP American Preservation Fund Service Class	5,808,587	2,579,298
LVIP AQR Enhanced Global Strategies Fund Standard Class	262	917
LVIP AQR Enhanced Global Strategies Fund Service Class	1,389,442	95,883
LVIP Baron Growth Opportunities Fund Standard Class	41,222	14,011
LVIP Baron Growth Opportunities Fund Service Class	30,154,141	18,547,439
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	80,335	37,094
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	87,543,342	2,744,076
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	23,939	241,834
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	133,581,617	11,472,120
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	37,615	51,756
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	280,055,707	35,222,073
LVIP BlackRock Inflation Protected Bond Fund Standard Class	343,207	165,508
LVIP BlackRock Inflation Protected Bond Fund Service Class	53,195,822	68,627,027
LVIP BlackRock Multi-Asset Income Fund Standard Class	569,896	458,166
LVIP BlackRock Multi-Asset Income Fund Service Class	2,925,883	134,867
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	312,176	325
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	28,288,553	450,132
LVIP Clarion Global Real Estate Fund Standard Class	33,954	6,022
LVIP Clarion Global Real Estate Fund Service Class	19,776,978	15,458,989
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	52,059,150	119,038
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	10,967	4,497
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	73,695,910	5,560,147
LVIP Delaware Bond Fund Standard Class	5,274,380	15,551,472
LVIP Delaware Bond Fund Service Class	318,171,930	77,352,504
LVIP Delaware Diversified Floating Rate Fund Standard Class	740,253	231,107
LVIP Delaware Diversified Floating Rate Fund Service Class	70,903,178	83,129,340
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	270,617	1,395,715
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	4,111,869	6,856,503
LVIP Delaware Social Awareness Fund Standard Class	1,452,565	1,476,234
LVIP Delaware Social Awareness Fund Service Class	16,108,264	11,830,016
LVIP Delaware Special Opportunities Fund Service Class	11,837,029	8,575,557
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	183,062	1,062,433
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	81,589,071	5,021,519
LVIP Dimensional International Core Equity Fund Standard Class	359,136	15,216
LVIP Dimensional International Core Equity Fund Service Class	6,888,579	1,344,696
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,020,085	29,549
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	11,134,972	7,815,406
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	1,182,913	1,127,844
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	123,068,767	12,057,682
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	513,109	856
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	4,912,130	1,215,334
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	928,729	2,308,204
LVIP Dimensional/Vanguard Total Bond Fund Service Class	96,702,516	19,759,237
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	932	9,948
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	106,103,997	10,939,097
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	1,669,805	71,201
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	88,083	1,557
LVIP Global Conservative Allocation Managed Risk Fund Service Class	174,399,231	92,383,389
LVIP Global Growth Allocation Managed Risk Fund Standard Class	776,847	590,713
LVIP Global Growth Allocation Managed Risk Fund Service Class	883,277,365	218,708,097
LVIP Global Income Fund Standard Class	47,069	8
LVIP Global Income Fund Service Class	90,166,967	39,787,203
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	310,511	88,386
LVIP Global Moderate Allocation Managed Risk Fund Service Class	677,695,770	213,154,048
LVIP Goldman Sachs Income Builder Fund Standard Class	1,060	482
LVIP Goldman Sachs Income Builder Fund Service Class	2,344,118	283,663
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	89,516,305	1,198,421
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	6,684	4,760

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	$59,496,608	$4,172,216
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	74,631,837	18,902,531
LVIP JPMorgan High Yield Fund Standard Class	39,423	585
LVIP JPMorgan High Yield Fund Service Class	57,748,263	43,627,037
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	186,249	42,673
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	121,389,664	6,723,617
LVIP Managed Risk Profile 2010 Fund Service Class	1,025,052	1,398,417
LVIP Managed Risk Profile 2020 Fund Service Class	1,053,199	3,900,810
LVIP Managed Risk Profile 2030 Fund Service Class	713,284	1,205,099
LVIP Managed Risk Profile 2040 Fund Service Class	958,941	858,898
LVIP MFS International Growth Fund Standard Class	59,077	39,255
LVIP MFS International Growth Fund Service Class	12,882,057	14,068,585
LVIP MFS International Growth Managed Volatility Fund Service Class	89,707,470	3,070,330
LVIP MFS Value Fund Standard Class	2,388	68
LVIP MFS Value Fund Service Class	57,097,087	70,656,712
LVIP Mondrian International Value Fund Standard Class	775,150	2,671,228
LVIP Mondrian International Value Fund Service Class	26,261,748	30,711,576
LVIP Money Market Fund Standard Class	16,955,914	20,969,186
LVIP Money Market Fund Service Class	159,331,796	177,926,589
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	16,514,222	833,545
LVIP PIMCO Low Duration Bond Fund Standard Class	1,634,084	192,186
LVIP PIMCO Low Duration Bond Fund Service Class	176,838,865	8,364,562
LVIP SSgA Bond Index Fund Standard Class	376,697	38,991
LVIP SSgA Bond Index Fund Service Class	64,812,798	91,275,495
LVIP SSgA Conservative Index Allocation Fund Service Class	17,557,290	12,263,973
LVIP SSgA Conservative Structured Allocation Fund Standard Class	458,323	26,946
LVIP SSgA Conservative Structured Allocation Fund Service Class	27,160,362	30,834,275
LVIP SSgA Developed International 150 Fund Standard Class	95,759	15,490
LVIP SSgA Developed International 150 Fund Service Class	32,367,146	18,841,062
LVIP SSgA Emerging Markets 100 Fund Standard Class	231,247	72,894
LVIP SSgA Emerging Markets 100 Fund Service Class	33,590,149	14,521,454
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	366,797	56,737
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	129,393,756	58,299,198
LVIP SSgA International Index Fund Standard Class	552,690	92,928
LVIP SSgA International Index Fund Service Class	21,633,540	30,040,484
LVIP SSgA International Managed Volatility Fund Service Class	72,879,774	2,067,862
LVIP SSgA Large Cap 100 Fund Standard Class	484,187	118,118
LVIP SSgA Large Cap 100 Fund Service Class	59,757,030	38,432,923
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	29,202	86
LVIP SSgA Large Cap Managed Volatility Fund Service Class	93,169,011	9,204,786
LVIP SSgA Moderate Index Allocation Fund Service Class	22,809,522	17,823,562
LVIP SSgA Moderate Structured Allocation Fund Standard Class	181,167	343
LVIP SSgA Moderate Structured Allocation Fund Service Class	45,559,174	75,595,813
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	21,027,514	22,604,391
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	37,208,537	30,076,379
LVIP SSgA S&P 500 Index Fund Standard Class	3,010,943	5,910,857
LVIP SSgA S&P 500 Index Fund Service Class	111,464,920	99,582,669
LVIP SSgA Small-Cap Index Fund Standard Class	946,396	130,899
LVIP SSgA Small-Cap Index Fund Service Class	28,192,190	26,605,585
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	162,382	71,906
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	102,568,137	2,033,527
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	765,090	207,542
LVIP SSgA Small-Mid Cap 200 Fund Service Class	35,199,122	12,022,314
LVIP T. Rowe Price Growth Stock Fund Standard Class	57,299	2,509
LVIP T. Rowe Price Growth Stock Fund Service Class	83,444,823	12,779,555
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,147,410	920,719
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	38,583,398	11,333,322
LVIP Templeton Growth Managed Volatility Fund Service Class	173,254,055	15,151,763
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	34,074	26
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	239,646,006	—
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	360,068	311,852

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	$124,691,942	$4,615,106
LVIP Vanguard Domestic Equity ETF Fund Standard Class	172,893	80,695
LVIP Vanguard Domestic Equity ETF Fund Service Class	23,696,586	12,379,826
LVIP Vanguard International Equity ETF Fund Standard Class	394,433	60,102
LVIP Vanguard International Equity ETF Fund Service Class	21,942,909	5,450,951
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	441,952	231,449
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	172,771,344	4,592,887
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	100,591	6,434
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	59,893,182	264,094
LVIP Wellington Capital Growth Fund Service Class	59,051,288	43,953,418
LVIP Wellington Mid-Cap Value Fund Service Class	8,220,553	68,661,897
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	7,096,095	910,990
Lord Abbett Series Fund Developing Growth Portfolio Class VC	4,375,302	1,108,631
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	1,771,418	1,734,877
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	12,273,332	1,306,010
MFS VIT Core Equity Series Service Class	147,765	2,663,406
MFS VIT Growth Series Initial Class	321,733	313,240
MFS VIT Growth Series Service Class	19,808,798	7,088,568
MFS VIT Total Return Series Initial Class	587,149	1,571,676
MFS VIT Total Return Series Service Class	185,141	198,559
MFS VIT Utilities Series Initial Class	1,699,855	2,358,464
MFS VIT Utilities Series Service Class	41,259,249	30,623,755
MFS VIT II Core Equity Portfolio Service Class	3,086,589	496,201
MFS VIT II International Value Series Initial Class	160,735	41,085
MFS VIT II International Value Series Service Class	9,209,573	262,211
Morgan Stanley UIF Capital Growth Portfolio Class II	489,912	386,882
NB AMT Mid Cap Growth Portfolio I Class	33,872	34,187
NB AMT Mid Cap Intrinsic Value Portfolio I Class	2,069,890	6,863,060
Oppenheimer Global Fund/VA Service Shares	1,265,993	1,506,087
Oppenheimer International Growth Fund/VA Non-Service Shares	74,509	16,517
Oppenheimer International Growth Fund/VA Service Shares	5,791,670	813,759
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	45,409	214
Oppenheimer Main Street Small Cap Fund/VA Service Shares	5,005,382	643,262
PIMCO VIT All Asset All Authority Portfolio Advisor Class	714,675	408,644
PIMCO VIT All Asset All Authority Portfolio Institutional Class	138,494	21,262
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	4,093,447	1,932,889
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	28,507	20
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1,072,590	371,212
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	7,075	13
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	2,715,228	487,397
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	94,643	71,984
Putnam VT Absolute Return 500 Fund Class IA	9,653	—
Putnam VT Absolute Return 500 Fund Class IB	2,506,258	868,219
Putnam VT Global Health Care Fund Class IA	19,284	192
Putnam VT Global Health Care Fund Class IB	6,842,345	3,603,454
Putnam VT Growth & Income Fund Class IB	46,680	411,425
Putnam VT Income Fund Class IB	2,303,479	216,730
SIPT VP Market Growth Strategy Fund Class III	1,176,390	547,829
SIPT VP Market Plus Strategy Fund Class III	585,711	131,473
Templeton Foreign VIP Fund Class 1	1,976	250
Templeton Foreign VIP Fund Class 4	1,416,334	330,620
Templeton Global Bond VIP Fund Class 1	1,290,081	423,437
Templeton Global Bond VIP Fund Class 2	49,353,479	64,885,902
Templeton Global Bond VIP Fund Class 4	10,692,774	699,549
Templeton Growth VIP Fund Class 2	3,160,522	8,597,703
Transparent Value Directional Allocation VI Portfolio Class I	1,054	1,960
Transparent Value Directional Allocation VI Portfolio Class II	4,185,245	7,404,726
UIF Global Infrastructure Portfolio Class I	8,390	102
UIF Global Infrastructure Portfolio Class II	4,109,576	1,679,175
Van Eck VIP Global Hard Assets Fund Class S	1,488,213	383,950
Van Eck VIP Global Hard Assets Fund Initial Class	263,005	100,587

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Virtus VIT Multi-Sector Fixed Income Series Class A	$5,795,802	$477,401
Virtus VIT Multi-Sector Fixed Income Series Class I	175,517	162,857
Virtus VIT Equity Trends Series Class A	3,011,963	1,891,607
Virtus VIT Equity Trends Series Class I	—	138,861

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	1,342,997	$21.71	$29,156,469	$25,369,557
AB VPS International Value Portfolio Class B	376	13.41	5,045	5,105
AB VPS Large Cap Growth Portfolio Class B	216,032	47.77	10,319,857	6,591,670
AB VPS Small/Mid Cap Value Portfolio Class A	4,384	17.29	75,802	92,338
AB VPS Small/Mid Cap Value Portfolio Class B	9,767,208	17.15	167,507,614	177,900,725
Alps|Alerian Energy Infrastructure Portfolio Class I	25,564	7.10	181,506	276,178
Alps|Alerian Energy Infrastructure Portfolio Class III	336,407	7.10	2,388,490	3,505,429
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	331,846	10.32	3,424,649	3,552,225
Alps|Stadion Tactical Defensive Portfolio Class I	889	9.35	8,312	9,282
Alps|Stadion Tactical Defensive Portfolio Class III	552,823	9.62	5,318,157	5,631,207
Alps|Stadion Tactical Growth Portfolio Class III	144,452	9.51	1,373,742	1,402,556
American Century VP Inflation Protection Fund Class II	863	9.94	8,574	8,583
American Funds Asset Allocation Fund Class 1	163,906	20.62	3,379,741	3,489,664
American Funds Asset Allocation Fund Class 4	2,240,092	20.40	45,697,868	47,608,474
American Funds Blue Chip Income and Growth Fund Class 1	195,348	12.62	2,465,292	2,553,647
American Funds Blue Chip Income and Growth Fund Class 4	759,282	12.53	9,513,810	10,535,792
American Funds Bond Fund Class 1	225,008	10.70	2,407,589	2,468,319
American Funds Capital Income Builder Fund Class 1	37,542	9.40	352,897	369,305
American Funds Capital Income Builder Fund Class 4	1,326,792	9.38	12,445,305	12,997,089
American Funds Global Balanced Fund Class 1	29,271	10.74	314,367	327,547
American Funds Global Bond Fund Class 1	161,960	11.01	1,783,177	1,922,590
American Funds Global Growth Fund Class 1	74,519	26.39	1,966,565	2,085,364
American Funds Global Growth Fund Class 2	11,428,335	26.19	299,308,096	263,758,988
American Funds Global Growth Fund Class 4	489,000	26.16	12,792,247	13,456,927
American Funds Global Growth and Income Fund Class 1	67,073	12.35	828,354	859,598
American Funds Global Small Capitalization Fund Class 1	29,212	24.41	713,072	765,050
American Funds Global Small Capitalization Fund Class 2	17,042,008	23.90	407,303,988	349,548,046
American Funds Global Small Capitalization Fund Class 4	185,751	24.11	4,478,445	4,994,754
American Funds Growth Fund Class 1	86,873	68.02	5,909,115	6,436,893
American Funds Growth Fund Class 2	21,139,687	67.69	1,430,945,403	1,205,777,156
American Funds Growth Fund Class 4	433,305	67.26	29,144,113	31,527,271
American Funds Growth-Income Fund Class 1	65,354	45.40	2,967,066	3,230,697
American Funds Growth-Income Fund Class 2	41,399,241	45.04	1,864,621,805	1,565,265,289
American Funds Growth-Income Fund Class 4	445,345	44.82	19,960,381	21,828,506
American Funds High-Income Bond Fund Class 1	97,246	9.19	893,690	1,070,075
American Funds International Fund Class 1	170,540	18.08	3,083,371	3,424,245
American Funds International Fund Class 2	36,898,963	18.02	664,919,301	666,854,923
American Funds International Fund Class 4	602,616	17.93	10,804,911	12,199,964
American Funds International Growth and Income Fund Class 1	102,016	14.72	1,501,680	1,743,334
American Funds Managed Risk Asset Allocation Fund Class P1	75,919	11.72	889,765	894,726
American Funds Managed Risk Asset Allocation Fund Class P2	2,653,354	11.71	31,070,772	31,936,634
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	6,836	10.80	73,832	78,196
American Funds Managed Risk Growth Fund Class P1	1,863	11.49	21,404	21,669
American Funds Managed Risk Growth-Income Fund Class P1	2,114	11.25	23,787	24,790
American Funds Managed Risk International Fund Class P1	5,831	9.48	55,275	57,691
American Funds Mortgage Fund Class 1	23,575	10.61	250,129	249,587
American Funds Mortgage Fund Class 4	417,278	10.52	4,389,761	4,457,164
American Funds New World Fund Class 1	109,527	18.87	2,066,768	2,455,151
American Funds New World Fund Class 4	523,650	18.69	9,787,023	10,653,136

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	10,333	$12.32	$127,306	$128,754
BlackRock Global Allocation V.I. Fund Class I	187,701	15.09	2,832,406	3,136,084
BlackRock Global Allocation V.I. Fund Class III	91,971,877	13.04	1,199,313,281	1,306,676,581
BlackRock iShares Alternative Strategies V.I. Fund Class III	52,704	9.78	515,446	535,471
ClearBridge Variable Aggressive Growth Portfolio Class I	7,172	26.28	188,488	216,429
ClearBridge Variable Aggressive Growth Portfolio Class II	683,979	25.95	17,749,263	20,547,812
ClearBridge Variable Mid Cap Core Portfolio Class I	9,812	18.01	176,723	189,710
ClearBridge Variable Mid Cap Core Portfolio Class II	965,229	17.87	17,248,634	18,482,597
Delaware VIP Diversified Income Series Standard Class	315,809	10.29	3,249,670	3,384,539
Delaware VIP Diversified Income Series Service Class	165,350,255	10.22	1,689,879,608	1,755,752,917
Delaware VIP Emerging Markets Series Service Class	17,146,526	16.21	277,945,189	327,523,606
Delaware VIP High Yield Series Standard Class	689,422	4.89	3,371,274	3,740,692
Delaware VIP High Yield Series Service Class	29,139,105	4.87	141,907,441	163,117,114
Delaware VIP International Value Equity Series Standard Class	14,003	10.84	151,791	178,061
Delaware VIP Limited-Term Diversified Income Series Standard Class	116,239	9.78	1,136,815	1,149,027
Delaware VIP Limited-Term Diversified Income Series Service Class	136,152,822	9.72	1,323,405,428	1,349,388,784
Delaware VIP REIT Series Standard Class	248,241	15.89	3,944,556	3,290,507
Delaware VIP REIT Series Service Class	10,301,388	15.86	163,380,007	133,381,804
Delaware VIP Small Cap Value Series Standard Class	188,781	33.72	6,365,699	5,311,605
Delaware VIP Small Cap Value Series Service Class	8,971,497	33.58	301,262,856	291,276,304
Delaware VIP Smid Cap Growth Series Standard Class	265,642	29.79	7,913,487	6,023,988
Delaware VIP Smid Cap Growth Series Service Class	5,963,176	28.56	170,308,318	152,942,577
Delaware VIP U.S. Growth Series Service Class	26,914,608	13.07	351,773,924	267,421,118
Delaware VIP Value Series Standard Class	215,083	28.64	6,159,971	4,165,378
Delaware VIP Value Series Service Class	9,185,738	28.56	262,344,673	206,175,580
Deutsche Alternative Asset Allocation VIP Portfolio A	73,061	12.60	920,569	994,799
Deutsche Alternative Asset Allocation VIP Portfolio B	4,284,444	12.59	53,941,144	58,182,735
Deutsche Equity 500 Index VIP Portfolio A	321,772	19.40	6,242,369	4,301,044
Deutsche Small Cap Index VIP Portfolio A	231,428	15.18	3,513,073	3,004,655
Eaton Vance VT Floating-Rate Income Fund Initial Class	766,780	8.80	6,747,682	6,998,076
Eaton Vance VT Floating-Rate Income Fund Advisor Class	233,129	8.81	2,053,905	2,126,325
Fidelity VIP Contrafund Portfolio Initial Class	8,426	33.92	285,826	307,193
Fidelity VIP Contrafund Portfolio Service Class 2	31,344,619	33.26	1,042,522,033	834,401,498
Fidelity VIP Growth Portfolio Initial Class	78,762	65.75	5,178,631	3,608,543
Fidelity VIP Growth Portfolio Service Class 2	2,548,835	65.01	165,699,752	129,693,671
Fidelity VIP Mid Cap Portfolio Initial Class	19,222	32.65	627,600	696,058
Fidelity VIP Mid Cap Portfolio Service Class 2	15,773,809	31.83	502,080,325	494,526,463
Fidelity VIP Strategic Income Portfolio Initial Class	16,007	10.60	169,678	178,514
Fidelity VIP Strategic Income Portfolio Service Class 2	179,103	10.52	1,884,164	1,953,455
First Trust Multi Income Allocation Portfolio Class I	294,517	9.86	2,903,936	3,056,132
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	740,367	11.94	8,839,983	9,108,771
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	495	11.95	5,917	6,126
Franklin Founding Funds Allocation VIP Fund Class 4	567,963	6.87	3,901,906	4,231,116
Franklin Income VIP Fund Class 1	3,879	14.64	56,788	57,899
Franklin Income VIP Fund Class 2	38,501,092	14.20	546,715,515	582,258,131
Franklin Income VIP Fund Class 4	1,160,322	14.49	16,813,069	18,421,846
Franklin Mutual Shares VIP Fund Class 1	2,192	19.48	42,697	50,863
Franklin Mutual Shares VIP Fund Class 2	37,625,049	19.20	722,400,943	640,796,673
Franklin Mutual Shares VIP Fund Class 4	178,060	19.32	3,440,109	3,893,306
Franklin Rising Dividends VIP Fund Class 1	15,973	25.26	403,474	446,511
Franklin Rising Dividends VIP Fund Class 4	328,251	24.81	8,143,920	8,929,094
Franklin Small Cap Value VIP Fund Class 1	15,095	18.12	273,523	324,294
Franklin Small Cap Value VIP Fund Class 4	128,215	17.96	2,302,744	2,700,445
Franklin Small-Mid Cap Growth VIP Fund Class 1	274	19.09	5,227	6,648
Franklin Small-Mid Cap Growth VIP Fund Class 2	516	17.69	9,121	9,183
Franklin Small-Mid Cap Growth VIP Fund Class 4	115,264	18.23	2,101,254	2,460,554
Goldman Sachs VIT Large Cap Value Fund Service Class	16,273,309	9.39	152,806,375	165,013,377
Goldman Sachs VIT Money Market Fund Institutional Class	829,032	1.00	829,049	829,049
Goldman Sachs VIT Money Market Fund Service Class	35,933,204	1.00	35,933,221	35,933,221
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	274,557	9.12	2,503,958	2,697,482
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	3,109	9.15	28,443	31,334

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Goldman Sachs VIT Strategic Income Fund Advisor Class	403,383	$9.24	$3,727,255	$3,853,364
Guggenheim Long Short Equity Fund	228,198	15.27	3,484,584	3,490,762
Guggenheim Multi-Hedge Strategies Fund	145,058	24.09	3,494,436	3,477,777
Hartford Capital Appreciation HLS Fund Class IA	1,798	44.44	79,901	100,038
Hartford Capital Appreciation HLS Fund Class IC	137,922	44.21	6,097,509	7,143,542
Huntington VA Dividend Capture Fund	97,279	12.16	1,182,914	1,081,152
Invesco V.I. American Franchise Fund Series I	44,554	57.30	2,552,946	1,696,100
Invesco V.I. American Franchise Fund Series II	24,964	55.85	1,394,265	1,070,680
Invesco V.I. Balanced-Risk Allocation Fund Series I	17,767	10.20	181,223	213,504
Invesco V.I. Balanced-Risk Allocation Fund Series II	599,246	10.08	6,040,401	6,950,952
Invesco V.I. Comstock Fund Series I	4,015	17.57	70,545	74,317
Invesco V.I. Comstock Fund Series II	127,721	17.51	2,236,390	2,400,541
Invesco V.I. Core Equity Fund Series I	201,765	33.84	6,827,733	5,375,796
Invesco V.I. Core Equity Fund Series II	53,291	33.40	1,779,915	1,430,258
Invesco V.I. Diversified Dividend Fund Series I	1,241	23.27	28,870	27,932
Invesco V.I. Diversified Dividend Fund Series II	229,006	23.16	5,303,781	5,343,748
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	598	15.81	9,448	11,301
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	572,823	15.44	8,844,379	10,609,235
Invesco V.I. Equity and Income Fund Series II	277,105	16.16	4,478,014	5,047,221
Invesco V.I. International Growth Fund Series I	68,072	33.49	2,279,728	1,623,192
Invesco V.I. International Growth Fund Series II	741,454	33.04	24,497,641	25,549,429
Ivy Funds VIP Asset Strategy Portfolio Class A	1,165,199	8.30	9,675,581	11,689,989
Ivy Funds VIP Energy Portfolio Class A	788,844	5.04	3,976,011	4,966,042
Ivy Funds VIP High Income Portfolio Class A	2,254,906	3.35	7,556,867	8,428,930
Ivy Funds VIP Micro Cap Growth Portfolio Class A	73,614	20.62	1,517,863	1,804,569
Ivy Funds VIP Mid Cap Growth Portfolio Class A	314,980	9.42	2,967,708	3,204,791
Ivy Funds VIP Science and Technology Portfolio Class A	420,083	22.96	9,643,261	10,432,637
Janus Aspen Balanced Portfolio Service Shares	438,455	31.61	13,859,565	12,109,419
Janus Aspen Enterprise Portfolio Service Shares	102,839	54.67	5,622,210	3,924,272
Janus Aspen Global Research Portfolio Service Shares	19,440	39.53	768,450	560,310
JPMIT Global Allocation Portfolio Class 2	137,446	14.45	1,986,099	2,060,357
JPMIT Income Builder Portfolio Class 2	26,346	9.63	253,715	258,025
JPMIT Intrepid Mid Cap Portfolio Class 1	3,437	19.52	67,094	76,895
JPMIT Intrepid Mid Cap Portfolio Class 2	285,096	19.36	5,519,464	6,310,709
LVIP American Balanced Allocation Fund Standard Class	790,174	11.89	9,397,544	9,514,350
LVIP American Balanced Allocation Fund Service Class	1,037,639	11.89	12,337,530	13,219,804
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	13,840,373	10.71	148,188,871	153,735,116
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	53,300	10.50	559,814	583,007
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	1,353,530	10.50	14,213,417	15,277,106
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	84,221	10.80	909,839	964,886
LVIP American Global Growth Allocation Managed Risk Fund Service Class	4,974,833	10.80	53,743,120	58,114,222
LVIP American Global Growth Fund Service Class II	6,801,248	17.09	116,246,943	105,924,723
LVIP American Global Small Capitalization Fund Service Class II	4,444,194	15.43	68,587,248	59,569,861
LVIP American Growth Allocation Fund Standard Class	101,331	12.27	1,242,819	1,309,364
LVIP American Growth Allocation Fund Service Class	1,052,963	12.26	12,912,485	13,935,591
LVIP American Growth Fund Service Class II	16,367,111	19.68	322,137,478	247,737,921
LVIP American Growth-Income Fund Service Class II	14,347,819	19.03	273,067,696	221,226,737
LVIP American Income Allocation Fund Standard Class	560	11.05	6,182	6,724
LVIP American International Fund Service Class II	10,497,049	13.12	137,668,801	131,339,875
LVIP American Preservation Fund Standard Class	8,335	9.76	81,312	82,761
LVIP American Preservation Fund Service Class	339,072	9.76	3,307,648	3,370,276
LVIP AQR Enhanced Global Strategies Fund Standard Class	1,383	10.29	14,227	13,432
LVIP AQR Enhanced Global Strategies Fund Service Class	249,486	10.29	2,566,213	2,595,565
LVIP Baron Growth Opportunities Fund Standard Class	11,646	41.92	488,202	532,233
LVIP Baron Growth Opportunities Fund Service Class	4,033,137	41.06	165,608,655	150,705,269
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	17,873	7.80	139,429	174,088
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	27,233,830	7.81	212,587,271	261,330,611
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	6,642	16.63	110,480	115,251
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	32,929,385	16.61	547,055,871	550,251,253
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	26,930	9.48	255,292	283,021
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	95,787,593	9.46	905,959,057	1,000,781,735

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Inflation Protected Bond Fund Standard Class	65,797	$9.94	$653,824	$696,784
LVIP BlackRock Inflation Protected Bond Fund Service Class	74,768,725	9.91	741,182,374	814,874,415
LVIP BlackRock Multi-Asset Income Fund Standard Class	24,485	9.01	220,489	239,085
LVIP BlackRock Multi-Asset Income Fund Service Class	389,129	9.01	3,504,498	3,777,053
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	33,557	9.08	304,565	311,850
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	2,925,750	9.08	26,559,955	27,770,479
LVIP Clarion Global Real Estate Fund Standard Class	32,965	9.31	306,768	314,424
LVIP Clarion Global Real Estate Fund Service Class	11,461,290	9.22	105,661,628	93,030,783
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	5,443,105	9.29	50,571,891	51,888,110
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	6,959	9.91	68,982	73,437
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	12,375,375	9.91	122,689,465	127,716,150
LVIP Delaware Bond Fund Standard Class	6,933,160	13.59	94,221,641	92,763,367
LVIP Delaware Bond Fund Service Class	207,722,599	13.59	2,822,742,394	2,863,625,884
LVIP Delaware Diversified Floating Rate Fund Standard Class	178,081	9.82	1,749,472	1,801,147
LVIP Delaware Diversified Floating Rate Fund Service Class	73,609,953	9.82	723,070,565	745,994,083
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	323,398	14.87	4,810,224	4,374,982
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	998,829	14.86	14,846,598	14,063,267
LVIP Delaware Social Awareness Fund Standard Class	204,720	40.03	8,194,549	6,721,481
LVIP Delaware Social Awareness Fund Service Class	1,519,800	39.90	60,641,525	56,031,298
LVIP Delaware Special Opportunities Fund Service Class	1,321,039	38.34	50,649,943	50,221,864
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	200,745	8.94	1,794,656	1,906,667
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	26,208,016	8.94	234,325,875	257,340,966
LVIP Dimensional International Core Equity Fund Standard Class	37,991	8.99	341,346	342,854
LVIP Dimensional International Core Equity Fund Service Class	588,771	8.99	5,291,285	5,483,378
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	25,101	37.54	942,348	990,180
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,059,212	37.45	39,666,417	37,107,168
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	343,505	12.92	4,437,739	4,463,568
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	29,324,670	12.92	378,728,122	386,444,793
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	55,211	9.36	516,881	512,281
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	372,003	9.36	3,483,437	3,635,718
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	338,787	10.37	3,514,239	3,573,837
LVIP Dimensional/Vanguard Total Bond Fund Service Class	39,403,481	10.37	408,771,710	415,051,652
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	1,045	9.26	9,674	11,055
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	17,966,243	9.26	166,403,323	184,164,258
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	219,762	9.48	2,083,785	2,195,343
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	8,621	13.19	113,700	120,924
LVIP Global Conservative Allocation Managed Risk Fund Service Class	94,330,018	13.19	1,243,741,288	1,238,958,530
LVIP Global Growth Allocation Managed Risk Fund Standard Class	314,851	12.71	4,002,387	4,090,605
LVIP Global Growth Allocation Managed Risk Fund Service Class	661,569,104	12.71	8,411,189,586	8,427,520,534
LVIP Global Income Fund Standard Class	4,340	10.86	47,127	47,061
LVIP Global Income Fund Service Class	55,232,069	10.84	598,881,328	635,378,265
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	57,507	13.34	767,196	821,468
LVIP Global Moderate Allocation Managed Risk Fund Service Class	496,651,478	13.34	6,625,330,720	6,527,416,659
LVIP Goldman Sachs Income Builder Fund Standard Class	2,102	9.13	19,182	21,210
LVIP Goldman Sachs Income Builder Fund Service Class	269,314	9.13	2,457,757	2,655,431
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	11,586,344	9.66	111,970,428	118,448,506
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	7,873	9.31	73,272	82,116
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	12,124,707	9.31	112,881,024	123,509,511
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	24,401,549	11.70	285,449,314	303,455,285
LVIP JPMorgan High Yield Fund Standard Class	3,443	10.03	34,516	38,828
LVIP JPMorgan High Yield Fund Service Class	14,431,429	10.03	144,689,506	161,214,983
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	14,175	14.30	202,683	221,245
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	27,216,152	14.20	386,523,782	386,865,030
LVIP Managed Risk Profile 2010 Fund Service Class	423,747	11.38	4,820,127	4,454,984
LVIP Managed Risk Profile 2020 Fund Service Class	961,462	11.22	10,787,602	9,361,638
LVIP Managed Risk Profile 2030 Fund Service Class	570,967	10.93	6,240,667	5,592,036
LVIP Managed Risk Profile 2040 Fund Service Class	529,364	10.33	5,466,209	4,713,071
LVIP MFS International Growth Fund Standard Class	1,592	13.70	21,813	21,905
LVIP MFS International Growth Fund Service Class	11,038,522	13.72	151,437,485	139,935,355
LVIP MFS International Growth Managed Volatility Fund Service Class	18,153,432	9.31	169,081,066	179,107,162
LVIP MFS Value Fund Standard Class	247	35.36	8,726	9,246

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP MFS Value Fund Service Class	23,309,745	$35.35	$824,046,088	$590,574,404
LVIP Mondrian International Value Fund Standard Class	800,599	15.78	12,635,049	13,192,809
LVIP Mondrian International Value Fund Service Class	17,665,425	15.78	278,707,407	298,713,473
LVIP Money Market Fund Standard Class	2,881,933	10.00	28,819,348	28,819,347
LVIP Money Market Fund Service Class	24,361,067	10.00	243,610,692	243,610,692
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	2,107,215	9.02	19,007,080	20,801,931
LVIP PIMCO Low Duration Bond Fund Standard Class	151,898	9.95	1,511,078	1,527,473
LVIP PIMCO Low Duration Bond Fund Service Class	21,997,449	9.95	218,874,612	220,982,318
LVIP SSgA Bond Index Fund Standard Class	66,453	11.16	741,810	760,555
LVIP SSgA Bond Index Fund Service Class	83,682,278	11.17	934,312,631	925,492,870
LVIP SSgA Conservative Index Allocation Fund Service Class	5,411,259	11.88	64,258,706	63,399,196
LVIP SSgA Conservative Structured Allocation Fund Standard Class	49,841	11.27	561,465	600,917
LVIP SSgA Conservative Structured Allocation Fund Service Class	15,714,287	11.26	177,005,727	175,569,185
LVIP SSgA Developed International 150 Fund Standard Class	37,192	7.66	284,999	357,188
LVIP SSgA Developed International 150 Fund Service Class	17,830,867	7.67	136,727,084	144,342,948
LVIP SSgA Emerging Markets 100 Fund Standard Class	70,283	7.33	514,820	649,713
LVIP SSgA Emerging Markets 100 Fund Service Class	20,898,418	7.33	153,164,499	205,091,798
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	45,846	10.84	497,016	533,175
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	79,975,637	10.84	867,095,859	909,422,822
LVIP SSgA International Index Fund Standard Class	95,418	8.33	794,451	844,742
LVIP SSgA International Index Fund Service Class	30,897,480	8.33	257,375,999	244,412,336
LVIP SSgA International Managed Volatility Fund Service Class	9,232,980	8.61	79,514,422	86,898,390
LVIP SSgA Large Cap 100 Fund Standard Class	130,029	12.88	1,674,515	1,898,098
LVIP SSgA Large Cap 100 Fund Service Class	22,274,256	12.87	286,669,679	252,225,482
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	2,851	10.89	31,052	30,394
LVIP SSgA Large Cap Managed Volatility Fund Service Class	15,825,332	10.89	172,337,868	179,844,338
LVIP SSgA Moderate Index Allocation Fund Service Class	14,889,352	12.70	189,124,552	177,726,820
LVIP SSgA Moderate Structured Allocation Fund Standard Class	14,265	11.86	169,230	180,820
LVIP SSgA Moderate Structured Allocation Fund Service Class	63,470,323	11.86	752,694,561	734,000,769
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	12,332,868	12.82	158,045,699	147,066,708
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	33,601,379	12.03	404,291,799	391,148,291
LVIP SSgA S&P 500 Index Fund Standard Class	2,271,481	14.40	32,697,971	27,978,036
LVIP SSgA S&P 500 Index Fund Service Class	59,471,150	14.40	856,146,676	651,995,830
LVIP SSgA Small-Cap Index Fund Standard Class	81,185	24.64	2,000,632	2,097,719
LVIP SSgA Small-Cap Index Fund Service Class	10,223,777	24.64	251,944,524	216,032,955
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	15,106	10.32	155,925	170,968
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	16,777,948	10.32	173,215,537	188,603,216
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	140,412	11.70	1,642,961	2,045,347
LVIP SSgA Small-Mid Cap 200 Fund Service Class	9,250,203	11.70	108,190,371	116,830,086
LVIP T. Rowe Price Growth Stock Fund Standard Class	3,294	33.23	109,467	103,995
LVIP T. Rowe Price Growth Stock Fund Service Class	7,927,510	32.66	258,928,321	203,822,377
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	134,446	21.10	2,836,415	2,326,445
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	5,630,352	20.44	115,084,402	102,200,362
LVIP Templeton Growth Managed Volatility Fund Service Class	22,961,403	29.77	683,652,815	730,640,032
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,477	9.51	33,059	34,048
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	24,571,114	9.51	233,622,149	239,554,906
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	73,897	31.55	2,331,664	1,667,806
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	11,515,513	31.01	357,084,551	323,982,444
LVIP Vanguard Domestic Equity ETF Fund Standard Class	36,737	14.44	530,634	462,542
LVIP Vanguard Domestic Equity ETF Fund Service Class	7,480,019	14.44	108,003,998	93,675,019
LVIP Vanguard International Equity ETF Fund Standard Class	75,453	9.09	685,565	731,800
LVIP Vanguard International Equity ETF Fund Service Class	7,397,540	9.09	67,206,656	71,251,300
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	56,078	11.08	621,404	633,452
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	37,132,404	11.08	411,464,172	429,139,492
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	8,968	9.76	87,499	93,387
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	6,843,782	9.76	66,788,469	70,974,922
LVIP Wellington Capital Growth Fund Service Class	8,168,049	38.39	313,571,410	226,676,035
LVIP Wellington Mid-Cap Value Fund Service Class	3,319,614	22.40	74,359,374	61,558,134
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	643,447	11.14	7,167,994	7,805,437
Lord Abbett Series Fund Developing Growth Portfolio Class VC	159,984	22.27	3,562,847	3,991,295
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	896,084	16.28	14,588,246	15,382,449

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	911,725	$14.45	$13,174,429	$13,572,281
MFS VIT Growth Series Initial Class	82,683	40.17	3,321,389	2,401,379
MFS VIT Growth Series Service Class	1,638,589	39.09	64,052,449	57,079,788
MFS VIT Total Return Series Initial Class	334,771	22.60	7,565,827	6,403,675
MFS VIT Total Return Series Service Class	212	22.26	4,724	4,956
MFS VIT Utilities Series Initial Class	297,795	25.56	7,611,627	7,325,214
MFS VIT Utilities Series Service Class	7,462,137	25.15	187,672,737	207,099,592
MFS VIT II Core Equity Portfolio Service Class	111,427	21.10	2,351,113	2,581,009
MFS VIT II International Value Series Initial Class	6,986	22.46	156,902	157,805
MFS VIT II International Value Series Service Class	476,934	22.13	10,554,542	10,704,591
Morgan Stanley UIF Capital Growth Portfolio Class II	62,116	29.00	1,801,372	1,425,009
NB AMT Mid Cap Intrinsic Value Portfolio I Class	1,843,923	15.85	29,226,178	25,916,826
Oppenheimer Global Fund/VA Service Shares	212,480	37.59	7,987,112	6,710,672
Oppenheimer International Growth Fund/VA Non-Service Shares	252,270	2.20	554,995	579,659
Oppenheimer International Growth Fund/VA Service Shares	2,583,883	2.29	5,917,093	6,195,903
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	1,700	21.32	36,248	45,175
Oppenheimer Main Street Small Cap Fund/VA Service Shares	212,950	21.05	4,482,599	5,126,045
PIMCO VIT All Asset All Authority Portfolio Advisor Class	116,635	7.64	891,091	1,075,822
PIMCO VIT All Asset All Authority Portfolio Institutional Class	25,553	7.65	195,481	219,398
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,390,867	6.99	9,722,159	16,962,905
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	4,128	6.89	28,443	33,294
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	122,247	11.70	1,430,295	1,565,923
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	560	11.70	6,547	7,061
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	267,593	9.92	2,654,528	2,776,499
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	2,227	9.92	22,095	22,602
Putnam VT Absolute Return 500 Fund Class IA	922	10.46	9,644	9,653
Putnam VT Absolute Return 500 Fund Class IB	232,389	10.34	2,402,903	2,433,164
Putnam VT Global Health Care Fund Class IA	953	20.52	19,563	19,097
Putnam VT Global Health Care Fund Class IB	485,149	20.09	9,746,644	8,956,491
Putnam VT Growth & Income Fund Class IB	51,800	23.73	1,229,206	1,052,698
Putnam VT Income Fund Class IB	183,518	11.18	2,051,729	2,081,302
SIPT VP Market Growth Strategy Fund Class III	82,093	9.72	797,946	861,065
SIPT VP Market Plus Strategy Fund Class III	146,307	9.87	1,444,055	1,588,663
Templeton Foreign VIP Fund Class 1	1,430	13.46	19,246	23,599
Templeton Foreign VIP Fund Class 4	119,072	13.29	1,582,465	1,830,709
Templeton Global Bond VIP Fund Class 1	95,169	16.34	1,555,058	1,699,697
Templeton Global Bond VIP Fund Class 2	25,080,704	15.80	396,275,121	437,034,162
Templeton Global Bond VIP Fund Class 4	794,886	16.18	12,861,251	13,876,993
Templeton Growth VIP Fund Class 2	2,323,496	13.32	30,948,959	30,259,383
Transparent Value Directional Allocation VI Portfolio Class I	3,358	9.89	33,213	34,880
Transparent Value Directional Allocation VI Portfolio Class II	784,092	9.87	7,738,991	7,952,118
UIF Global Infrastructure Portfolio Class I	6,297	7.08	44,586	58,563
UIF Global Infrastructure Portfolio Class II	451,938	7.05	3,186,160	3,830,820
Van Eck VIP Global Hard Assets Fund Class S	75,919	16.35	1,241,268	1,722,688
Van Eck VIP Global Hard Assets Fund Initial Class	13,407	16.88	226,311	345,413
Virtus VIT Multi-Sector Fixed Income Series Class A	717,724	8.75	6,280,085	6,689,237
Virtus VIT Multi-Sector Fixed Income Series Class I	1,395	8.74	12,189	12,715
Virtus VIT Equity Trends Series Class A	295,369	11.38	3,361,299	3,760,062

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	560,327	(777,059)	(216,732)
AB VPS Growth and Income Portfolio Class B	4,542	(4,542)	—
AB VPS International Value Portfolio Class B	10,585	(10,597)	(12)
AB VPS Large Cap Growth Portfolio Class B	73,207	(149,315)	(76,108)
AB VPS Small/Mid Cap Value Portfolio Class A	2,728	(364)	2,364

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Small/Mid Cap Value Portfolio Class B	363,678	(804,222)	(440,544)
Alps|Alerian Energy Infrastructure Portfolio Class I	40,458	(23,502)	16,956
Alps|Alerian Energy Infrastructure Portfolio Class III	302,279	(110,014)	192,265
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	386,045	(12,414)	373,631
Alps|Stadion Tactical Defensive Portfolio Class I	12,257	(19,136)	(6,879)
Alps|Stadion Tactical Defensive Portfolio Class III	579,984	(86,445)	493,539
Alps|Stadion Tactical Growth Portfolio Class III	153,364	(7,736)	145,628
American Century VP Inflation Protection Fund Class II	2,762	(2,762)	—
American Funds Asset Allocation Fund Class 1	231,363	(28,197)	203,166
American Funds Asset Allocation Fund Class 4	4,105,080	(71,419)	4,033,661
American Funds Blue Chip Income and Growth Fund Class 1	21,044	(6,181)	14,863
American Funds Blue Chip Income and Growth Fund Class 4	761,930	(79,611)	682,319
American Funds Bond Fund Class 1	52,624	(17,443)	35,181
American Funds Capital Income Builder Fund Class 1	39,098	(14,775)	24,323
American Funds Capital Income Builder Fund Class 4	1,072,259	(57,508)	1,014,751
American Funds Global Balanced Fund Class 1	462	(2,621)	(2,159)
American Funds Global Bond Fund Class 1	34,065	(12,784)	21,281
American Funds Global Growth Fund Class 1	59,676	(9,534)	50,142
American Funds Global Growth Fund Class 2	838,530	(1,604,039)	(765,509)
American Funds Global Growth Fund Class 4	1,111,257	(77,658)	1,033,599
American Funds Global Growth and Income Fund Class 1	25,382	(3,279)	22,103
American Funds Global Small Capitalization Fund Class 1	7,158	(2,469)	4,689
American Funds Global Small Capitalization Fund Class 2	1,069,097	(2,813,045)	(1,743,948)
American Funds Global Small Capitalization Fund Class 4	373,882	(33,970)	339,912
American Funds Growth Fund Class 1	51,223	(21,474)	29,749
American Funds Growth Fund Class 2	68,259	(10,866,421)	(10,798,162)
American Funds Growth Fund Class 4	2,045,926	(115,829)	1,930,097
American Funds Growth-Income Fund Class 1	26,620	(18,227)	8,393
American Funds Growth-Income Fund Class 2	741,999	(11,343,612)	(10,601,613)
American Funds Growth-Income Fund Class 4	1,642,533	(138,296)	1,504,237
American Funds High-Income Bond Fund Class 1	20,240	(3,464)	16,776
American Funds International Fund Class 1	106,017	(5,885)	100,132
American Funds International Fund Class 2	2,186,893	(3,251,553)	(1,064,660)
American Funds International Fund Class 4	941,544	(52,876)	888,668
American Funds International Growth and Income Fund Class 1	15,726	(10,111)	5,615
American Funds Managed Risk Asset Allocation Fund Class P1	26,053	(13,820)	12,233
American Funds Managed Risk Asset Allocation Fund Class P2	2,170,569	(88,894)	2,081,675
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	140	(1,901)	(1,761)
American Funds Managed Risk Growth Fund Class P1	—	(4,286)	(4,286)
American Funds Managed Risk Growth-Income Fund Class P1	38	(188)	(150)
American Funds Managed Risk International Fund Class P1	4,547	—	4,547
American Funds Mortgage Fund Class 1	3,576	(6,336)	(2,760)
American Funds Mortgage Fund Class 4	554,217	(88,305)	465,912
American Funds New World Fund Class 1	63,675	(11,665)	52,010
American Funds New World Fund Class 4	963,909	(62,148)	901,761
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	5,888	(11,678)	(5,790)
BlackRock Global Allocation V.I. Fund Class I	130,924	(14,824)	116,100
BlackRock Global Allocation V.I. Fund Class III	2,132,510	(7,961,081)	(5,828,571)
BlackRock iShares Alternative Strategies V.I. Fund Class III	55,585	(650)	54,935
ClearBridge Variable Aggressive Growth Portfolio Class I	5,236	(5,670)	(434)
ClearBridge Variable Aggressive Growth Portfolio Class II	1,401,674	(180,412)	1,221,262
ClearBridge Variable Mid Cap Core Portfolio Class I	18,551	(2,445)	16,106
ClearBridge Variable Mid Cap Core Portfolio Class II	1,449,830	(1,180,663)	269,167
Delaware VIP Diversified Income Series Standard Class	187,517	(23,011)	164,506
Delaware VIP Diversified Income Series Service Class	10,234,044	(6,180,499)	4,053,545
Delaware VIP Emerging Markets Series Standard Class	183	(530)	(347)
Delaware VIP Emerging Markets Series Service Class	2,200,221	(1,882,091)	318,130
Delaware VIP High Yield Series Standard Class	186,809	(222,122)	(35,313)
Delaware VIP High Yield Series Service Class	779,717	(2,140,047)	(1,360,330)
Delaware VIP International Value Equity Series Standard Class	5,071	(5,405)	(334)
Delaware VIP Limited-Term Diversified Income Series Standard Class	11,734	(21,101)	(9,367)
Delaware VIP Limited-Term Diversified Income Series Service Class	6,593,143	(8,572,022)	(1,978,879)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP REIT Series Standard Class	15,170	(58,686)	(43,516)
Delaware VIP REIT Series Service Class	793,129	(1,349,231)	(556,102)
Delaware VIP Small Cap Value Series Standard Class	5,216	(20,519)	(15,303)
Delaware VIP Small Cap Value Series Service Class	603,353	(1,695,731)	(1,092,378)
Delaware VIP Smid Cap Growth Series Standard Class	9,068	(31,238)	(22,170)
Delaware VIP Smid Cap Growth Series Service Class	1,101,599	(549,518)	552,081
Delaware VIP U.S. Growth Series Service Class	927,547	(1,844,115)	(916,568)
Delaware VIP Value Series Standard Class	10,997	(44,835)	(33,838)
Delaware VIP Value Series Service Class	1,230,171	(2,059,711)	(829,540)
Deutsche Alternative Asset Allocation VIP Portfolio A	14,928	(3,758)	11,170
Deutsche Alternative Asset Allocation VIP Portfolio B	621,718	(395,528)	226,190
Deutsche Equity 500 Index VIP Portfolio A	23,566	(61,272)	(37,706)
Deutsche Small Cap Index VIP Portfolio A	2,860	(25,539)	(22,679)
Eaton Vance VT Floating-Rate Income Fund Initial Class	622,259	(66,972)	555,287
Eaton Vance VT Floating-Rate Income Fund Advisor Class	180,830	(16,703)	164,127
Fidelity VIP Contrafund Portfolio Initial Class	14,955	(139)	14,816
Fidelity VIP Contrafund Portfolio Service Class 2	922,469	(3,884,202)	(2,961,733)
Fidelity VIP Growth Portfolio Initial Class	7,433	(36,209)	(28,776)
Fidelity VIP Growth Portfolio Service Class 2	1,132,187	(1,108,901)	23,286
Fidelity VIP Mid Cap Portfolio Initial Class	6,281	(1,285)	4,996
Fidelity VIP Mid Cap Portfolio Service Class 2	984,200	(2,741,629)	(1,757,429)
Fidelity VIP Overseas Portfolio Service Class 2	3,688	(3,688)	—
Fidelity VIP Strategic Income Portfolio Initial Class	17,775	—	17,775
Fidelity VIP Strategic Income Portfolio Service Class 2	222,350	(21,175)	201,175
First Trust Multi Income Allocation Portfolio Class I	308,818	(55,159)	253,659
First Trust Multi Income Allocation Portfolio Class II	290	(290)	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	792,544	(93,158)	699,386
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	554	—	554
Franklin Founding Funds Allocation VIP Fund Class 4	337,227	(568,450)	(231,223)
Franklin Income VIP Fund Class 1	6,237	—	6,237
Franklin Income VIP Fund Class 2	1,966,570	(4,849,720)	(2,883,150)
Franklin Income VIP Fund Class 4	1,321,631	(249,862)	1,071,769
Franklin Mutual Shares VIP Fund Class 1	4,443	(34)	4,409
Franklin Mutual Shares VIP Fund Class 2	1,591,544	(5,033,007)	(3,441,463)
Franklin Mutual Shares VIP Fund Class 4	321,722	(41,570)	280,152
Franklin Rising Dividends VIP Fund Class 1	36,048	(4,641)	31,407
Franklin Rising Dividends VIP Fund Class 4	614,584	(50,009)	564,575
Franklin Small Cap Value VIP Fund Class 1	1,917	(389)	1,528
Franklin Small Cap Value VIP Fund Class 4	206,893	(24,831)	182,062
Franklin Small-Mid Cap Growth VIP Fund Class 1	506	(7)	499
Franklin Small-Mid Cap Growth VIP Fund Class 2	2,135	(2,135)	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	235,713	(90,722)	144,991
Goldman Sachs VIT Large Cap Value Fund Service Class	248,592	(710,741)	(462,149)
Goldman Sachs VIT Money Market Fund Institutional Class	260,005	(209,690)	50,315
Goldman Sachs VIT Money Market Fund Service Class	6,128,819	(3,158,222)	2,970,597
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	305,625	(110,385)	195,240
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	176	(85)	91
Goldman Sachs VIT Strategic Income Fund Advisor Class	384,245	(64,683)	319,562
Guggenheim Long Short Equity Fund	365,159	(65,904)	299,255
Guggenheim Multi-Hedge Strategies Fund	346,439	(59,206)	287,233
Hartford Capital Appreciation HLS Fund Class IA	2,871	(14)	2,857
Hartford Capital Appreciation HLS Fund Class IC	545,724	(106,634)	439,090
Huntington VA Dividend Capture Fund	3,721	(14,801)	(11,080)
Invesco V.I. American Franchise Fund Series I	2,310	(19,846)	(17,536)
Invesco V.I. American Franchise Fund Series II	29,746	(14,966)	14,780
Invesco V.I. Balanced-Risk Allocation Fund Series I	2,749	(191)	2,558
Invesco V.I. Balanced-Risk Allocation Fund Series II	533,449	(43,070)	490,379
Invesco V.I. Comstock Fund Series I	7,722	(57)	7,665
Invesco V.I. Comstock Fund Series II	175,088	(51,600)	123,488
Invesco V.I. Core Equity Fund Series I	8,552	(77,905)	(69,353)
Invesco V.I. Core Equity Fund Series II	2,362	(25,655)	(23,293)
Invesco V.I. Diversified Dividend Fund Series I	1,076	(297)	779

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Diversified Dividend Fund Series II	460,875	(26,542)	434,333
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	895	(1)	894
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	752,217	(37,242)	714,975
Invesco V.I. Equity and Income Fund Series II	478,046	(158,071)	319,975
Invesco V.I. International Growth Fund Series I	27,535	(20,701)	6,834
Invesco V.I. International Growth Fund Series II	941,975	(144,642)	797,333
Ivy Funds VIP Asset Strategy Portfolio Class A	804,469	(130,503)	673,966
Ivy Funds VIP Energy Portfolio Class A	618,588	(89,257)	529,331
Ivy Funds VIP High Income Portfolio Class A	648,703	(48,553)	600,150
Ivy Funds VIP Micro Cap Growth Portfolio Class A	141,124	(19,461)	121,663
Ivy Funds VIP Mid Cap Growth Portfolio Class A	261,545	(26,467)	235,078
Ivy Funds VIP Science and Technology Portfolio Class A	816,504	(31,114)	785,390
Janus Aspen Balanced Portfolio Service Shares	26,306	(161,587)	(135,281)
Janus Aspen Enterprise Portfolio Service Shares	25,484	(32,277)	(6,793)
Janus Aspen Global Research Portfolio Service Shares	2,318	(12,705)	(10,387)
JPMIT Global Allocation Portfolio Class 2	230,357	(19,182)	211,175
JPMIT Income Builder Portfolio Class 2	26,597	(36)	26,561
JPMIT Intrepid Mid Cap Portfolio Class 1	1,799	(28)	1,771
JPMIT Intrepid Mid Cap Portfolio Class 2	478,320	(80,886)	397,434
LVIP American Balanced Allocation Fund Standard Class	78,334	(40,173)	38,161
LVIP American Balanced Allocation Fund Service Class	1,082,325	(94,498)	987,827
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	8,251,831	(1,660,387)	6,591,444
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	2,501	(499)	2,002
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	1,196,753	(111,675)	1,085,078
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	32,673	(26,033)	6,640
LVIP American Global Growth Allocation Managed Risk Fund Service Class	3,955,684	(187,069)	3,768,615
LVIP American Global Growth Fund Service Class II	1,643,043	(418,937)	1,224,106
LVIP American Global Small Capitalization Fund Service Class II	740,713	(592,395)	148,318
LVIP American Growth Allocation Fund Standard Class	68,891	(27,600)	41,291
LVIP American Growth Allocation Fund Service Class	1,038,308	(21,640)	1,016,668
LVIP American Growth Fund Service Class II	1,332,185	(1,129,708)	202,477
LVIP American Growth-Income Fund Service Class II	1,905,984	(662,361)	1,243,623
LVIP American Income Allocation Fund Standard Class	10	(20)	(10)
LVIP American International Fund Service Class II	1,111,698	(495,237)	616,461
LVIP American Preservation Fund Standard Class	720	(5,449)	(4,729)
LVIP American Preservation Fund Service Class	589,992	(264,887)	325,105
LVIP AQR Enhanced Global Strategies Fund Standard Class	4	(83)	(79)
LVIP AQR Enhanced Global Strategies Fund Service Class	129,529	(7,798)	121,731
LVIP Baron Growth Opportunities Fund Standard Class	45	(1,095)	(1,050)
LVIP Baron Growth Opportunities Fund Service Class	969,120	(919,302)	49,818
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	8,648	(4,054)	4,594
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	9,936,690	(327,863)	9,608,827
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	1,209	(13,056)	(11,847)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	10,861,928	(825,321)	10,036,607
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	2,434	(4,759)	(2,325)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	24,210,536	(3,293,528)	20,917,008
LVIP BlackRock Inflation Protected Bond Fund Standard Class	30,567	(14,795)	15,772
LVIP BlackRock Inflation Protected Bond Fund Service Class	4,794,481	(5,971,672)	(1,177,191)
LVIP BlackRock Multi-Asset Income Fund Standard Class	49,576	(47,299)	2,277
LVIP BlackRock Multi-Asset Income Fund Service Class	293,791	(12,488)	281,303
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	33,610	—	33,610
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	3,014,003	(48,402)	2,965,601
LVIP Clarion Global Real Estate Fund Standard Class	2,440	(475)	1,965
LVIP Clarion Global Real Estate Fund Service Class	1,908,290	(1,617,454)	290,836
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	5,502,661	(12,675)	5,489,986
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	1,009	(379)	630
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	7,142,683	(528,062)	6,614,621
LVIP Delaware Bond Fund Standard Class	213,211	(801,932)	(588,721)
LVIP Delaware Bond Fund Service Class	20,876,428	(5,110,693)	15,765,735
LVIP Delaware Diversified Floating Rate Fund Standard Class	69,938	(21,901)	48,037
LVIP Delaware Diversified Floating Rate Fund Service Class	6,942,974	(7,885,006)	(942,032)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	866	(66,533)	(65,667)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	198,277	(383,317)	(185,040)
LVIP Delaware Social Awareness Fund Standard Class	19,026	(53,805)	(34,779)
LVIP Delaware Social Awareness Fund Service Class	462,568	(540,261)	(77,693)
LVIP Delaware Special Opportunities Fund Service Class	601,735	(588,012)	13,723
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	16,450	(98,374)	(81,924)
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	8,290,000	(428,951)	7,861,049
LVIP Dimensional International Core Equity Fund Standard Class	39,701	(1,977)	37,724
LVIP Dimensional International Core Equity Fund Service Class	741,124	(142,844)	598,280
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	47,475	(2,724)	44,751
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	382,662	(450,653)	(67,991)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	98,257	(77,798)	20,459
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	9,159,959	(759,274)	8,400,685
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	54,738	(17)	54,721
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	503,649	(131,191)	372,458
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	83,106	(212,505)	(129,399)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,272,550	(1,782,394)	7,490,156
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	72	(958)	(886)
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	10,428,486	(1,041,141)	9,387,345
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	165,014	(6,147)	158,867
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,094	(73)	5,021
LVIP Global Conservative Allocation Managed Risk Fund Service Class	9,666,403	(5,483,947)	4,182,456
LVIP Global Growth Allocation Managed Risk Fund Standard Class	41,462	(34,909)	6,553
LVIP Global Growth Allocation Managed Risk Fund Service Class	59,727,961	(13,145,257)	46,582,704
LVIP Global Income Fund Standard Class	5,445	—	5,445
LVIP Global Income Fund Service Class	6,564,009	(3,353,114)	3,210,895
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	17,808	(4,957)	12,851
LVIP Global Moderate Allocation Managed Risk Fund Service Class	43,501,526	(12,153,249)	31,348,277
LVIP Goldman Sachs Income Builder Fund Standard Class	45	(45)	—
LVIP Goldman Sachs Income Builder Fund Service Class	229,903	(27,683)	202,220
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	8,881,635	(116,516)	8,765,119
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	568	(389)	179
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	5,948,169	(408,210)	5,539,959
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	6,969,952	(1,616,824)	5,353,128
LVIP JPMorgan High Yield Fund Standard Class	3,700	(50)	3,650
LVIP JPMorgan High Yield Fund Service Class	3,981,141	(3,357,061)	624,080
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	8,049	(1,867)	6,182
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	10,144,514	(535,172)	9,609,342
LVIP Managed Risk Profile 2010 Fund Service Class	56,275	(109,696)	(53,421)
LVIP Managed Risk Profile 2020 Fund Service Class	43,609	(317,795)	(274,186)
LVIP Managed Risk Profile 2030 Fund Service Class	21,330	(94,693)	(73,363)
LVIP Managed Risk Profile 2040 Fund Service Class	48,114	(70,650)	(22,536)
LVIP MFS International Growth Fund Standard Class	5,429	(4,144)	1,285
LVIP MFS International Growth Fund Service Class	1,350,370	(1,343,899)	6,471
LVIP MFS International Growth Managed Volatility Fund Service Class	9,562,473	(319,639)	9,242,834
LVIP MFS Value Fund Standard Class	187	(3)	184
LVIP MFS Value Fund Service Class	1,601,688	(4,306,099)	(2,704,411)
LVIP Mondrian International Value Fund Standard Class	19,155	(108,728)	(89,573)
LVIP Mondrian International Value Fund Service Class	1,408,636	(1,914,413)	(505,777)
LVIP Money Market Fund Standard Class	1,672,906	(2,017,542)	(344,636)
LVIP Money Market Fund Service Class	17,130,063	(18,597,170)	(1,467,107)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,692,000	(84,457)	1,607,543
LVIP PIMCO Low Duration Bond Fund Standard Class	160,083	(18,660)	141,423
LVIP PIMCO Low Duration Bond Fund Service Class	17,729,670	(833,687)	16,895,983
LVIP SSgA Bond Index Fund Standard Class	29,483	(3,085)	26,398
LVIP SSgA Bond Index Fund Service Class	4,329,189	(7,044,852)	(2,715,663)
LVIP SSgA Conservative Index Allocation Fund Service Class	1,382,818	(960,469)	422,349
LVIP SSgA Conservative Structured Allocation Fund Standard Class	42,366	(2,386)	39,980
LVIP SSgA Conservative Structured Allocation Fund Service Class	1,892,358	(2,412,300)	(519,942)
LVIP SSgA Developed International 150 Fund Standard Class	5,086	(912)	4,174
LVIP SSgA Developed International 150 Fund Service Class	1,610,751	(1,615,948)	(5,197)
LVIP SSgA Emerging Markets 100 Fund Standard Class	17,859	(4,648)	13,211
LVIP SSgA Emerging Markets 100 Fund Service Class	2,679,905	(1,092,604)	1,587,301

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	22,477	(3,530)	18,947
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	9,092,824	(4,403,627)	4,689,197
LVIP SSgA International Index Fund Standard Class	49,750	(8,251)	41,499
LVIP SSgA International Index Fund Service Class	1,834,081	(2,819,967)	(985,886)
LVIP SSgA International Managed Volatility Fund Service Class	7,771,268	(229,286)	7,541,982
LVIP SSgA Large Cap 100 Fund Standard Class	10,412	(4,840)	5,572
LVIP SSgA Large Cap 100 Fund Service Class	903,568	(1,944,365)	(1,040,797)
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	2,738	(2)	2,736
LVIP SSgA Large Cap Managed Volatility Fund Service Class	8,437,383	(804,189)	7,633,194
LVIP SSgA Moderate Index Allocation Fund Service Class	1,613,456	(1,240,681)	372,775
LVIP SSgA Moderate Structured Allocation Fund Standard Class	17,102	—	17,102
LVIP SSgA Moderate Structured Allocation Fund Service Class	1,873,028	(5,174,955)	(3,301,927)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	1,459,855	(1,587,597)	(127,742)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	1,983,792	(2,011,425)	(27,633)
LVIP SSgA S&P 500 Index Fund Standard Class	136,075	(335,342)	(199,267)
LVIP SSgA S&P 500 Index Fund Service Class	6,003,893	(5,653,061)	350,832
LVIP SSgA Small-Cap Index Fund Standard Class	61,858	(9,752)	52,106
LVIP SSgA Small-Cap Index Fund Service Class	1,505,491	(1,779,595)	(274,104)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	14,708	(6,429)	8,279
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	9,919,638	(190,927)	9,728,711
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	24,011	(11,870)	12,141
LVIP SSgA Small-Mid Cap 200 Fund Service Class	994,996	(563,815)	431,181
LVIP T. Rowe Price Growth Stock Fund Standard Class	5,009	(184)	4,825
LVIP T. Rowe Price Growth Stock Fund Service Class	4,819,759	(758,358)	4,061,401
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	37,434	(32,288)	5,146
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	1,347,179	(417,088)	930,091
LVIP Templeton Growth Managed Volatility Fund Service Class	17,720,561	(1,280,364)	16,440,197
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,446	—	3,446
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	24,692,694	—	24,692,694
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	21,226	(15,169)	6,057
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	7,913,563	(227,502)	7,686,061
LVIP Vanguard Domestic Equity ETF Fund Standard Class	10,727	(5,211)	5,516
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,517,412	(789,766)	727,646
LVIP Vanguard International Equity ETF Fund Standard Class	36,202	(5,128)	31,074
LVIP Vanguard International Equity ETF Fund Service Class	1,985,173	(490,515)	1,494,658
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	39,138	(20,383)	18,755
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	15,331,956	(390,738)	14,941,218
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	9,646	(619)	9,027
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	5,951,176	(25,803)	5,925,373
LVIP Wellington Capital Growth Fund Service Class	934,635	(2,511,144)	(1,576,509)
LVIP Wellington Mid-Cap Value Fund Service Class	661,314	(5,322,060)	(4,660,746)
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	667,148	(88,985)	578,163
Lord Abbett Series Fund Developing Growth Portfolio Class VC	378,014	(101,229)	276,785
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	18,995	(77,826)	(58,831)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	1,199,844	(128,656)	1,071,188
MFS VIT Core Equity Series Service Class	130	(128,669)	(128,539)
MFS VIT Growth Series Initial Class	6,345	(12,256)	(5,911)
MFS VIT Growth Series Service Class	952,704	(423,731)	528,973
MFS VIT Total Return Series Initial Class	3,824	(69,761)	(65,937)
MFS VIT Total Return Series Service Class	12,669	(13,131)	(462)
MFS VIT Utilities Series Initial Class	19,388	(64,403)	(45,015)
MFS VIT Utilities Series Service Class	782,251	(1,035,628)	(253,377)
MFS VIT II Core Equity Portfolio Service Class	142,371	(23,587)	118,784
MFS VIT II International Value Series Initial Class	11,931	(3,885)	8,046
MFS VIT II International Value Series Service Class	882,615	(24,848)	857,767
Morgan Stanley UIF Capital Growth Portfolio Class II	7,846	(12,749)	(4,903)
NB AMT Mid Cap Growth Portfolio I Class	1,254	(1,254)	—
NB AMT Mid Cap Intrinsic Value Portfolio I Class	47,958	(229,120)	(181,162)
Oppenheimer Global Fund/VA Service Shares	27,289	(62,644)	(35,355)
Oppenheimer International Growth Fund/VA Non-Service Shares	2,776	(1,507)	1,269
Oppenheimer International Growth Fund/VA Service Shares	597,962	(86,116)	511,846
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	418,618	(415,140)	3,478

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	360,334	(14)	360,320
PIMCO VIT All Asset All Authority Portfolio Advisor Class	75,827	(44,830)	30,997
PIMCO VIT All Asset All Authority Portfolio Institutional Class	15,782	(2,200)	13,582
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	425,539	(220,007)	205,532
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	4,619	—	4,619
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	107,072	(38,986)	68,086
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	702	(5)	697
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	266,298	(48,521)	217,777
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	9,327	(7,093)	2,234
Putnam VT Absolute Return 500 Fund Class IA	943	—	943
Putnam VT Absolute Return 500 Fund Class IB	244,290	(85,003)	159,287
Putnam VT Global Health Care Fund Class IA	1,957	(18)	1,939
Putnam VT Global Health Care Fund Class IB	495,951	(165,486)	330,465
Putnam VT Growth & Income Fund Class IB	1,215	(22,775)	(21,560)
Putnam VT Income Fund Class IB	236,081	(22,029)	214,052
SIPT VP Market Growth Strategy Fund Class III	113,531	(55,779)	57,752
SIPT VP Market Plus Strategy Fund Class III	52,215	(11,553)	40,662
Templeton Foreign VIP Fund Class 1	141	(76)	65
Templeton Foreign VIP Fund Class 4	153,422	(36,668)	116,754
Templeton Global Bond VIP Fund Class 1	109,810	(43,380)	66,430
Templeton Global Bond VIP Fund Class 2	864,808	(3,412,816)	(2,548,008)
Templeton Global Bond VIP Fund Class 4	1,048,357	(70,813)	977,544
Templeton Growth VIP Fund Class 2	144,861	(486,615)	(341,754)
Transparent Value Directional Allocation VI Portfolio Class I	109	(186)	(77)
Transparent Value Directional Allocation VI Portfolio Class II	434,383	(738,329)	(303,946)
UIF Global Infrastructure Portfolio Class I	228	—	228
UIF Global Infrastructure Portfolio Class II	376,027	(170,504)	205,523
Van Eck VIP Global Hard Assets Fund Class S	232,428	(63,311)	169,117
Van Eck VIP Global Hard Assets Fund Initial Class	36,491	(16,648)	19,843
Virtus VIT Multi-Sector Fixed Income Series Class A	575,275	(46,697)	528,578
Virtus VIT Multi-Sector Fixed Income Series Class I	17,809	(16,546)	1,263
Virtus VIT Equity Trends Series Class A	318,324	(204,597)	113,727
Virtus VIT Equity Trends Series Class I	—	(14,402)	(14,402)

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	474,490	(797,739)	(323,249)
AB VPS Growth and Income Portfolio Class B	7,348	(7,348)	—
AB VPS International Value Portfolio Class B	1,643	(980)	663
AB VPS Large Cap Growth Portfolio Class B	66,854	(127,981)	(61,127)
AB VPS Small/Mid Cap Value Portfolio Class A	5,516	—	5,516
AB VPS Small/Mid Cap Value Portfolio Class B	468,732	(1,317,205)	(848,473)
Alps|Alerian Energy Infrastructure Portfolio Class I	11,325	—	11,325
Alps|Alerian Energy Infrastructure Portfolio Class III	202,489	(15,289)	187,200
Alps|Stadion Tactical Defensive Portfolio Class I	7,749	—	7,749
Alps|Stadion Tactical Defensive Portfolio Class III	74,590	(1,754)	72,836
American Century VP Inflation Protection Fund Class II	16,429	(16,429)	—
American Funds Asset Allocation Fund Class 1	39,266	(2,001)	37,265
American Funds Asset Allocation Fund Class 4	491,561	(2,999)	488,562
American Funds Blue Chip Income and Growth Fund Class 1	108,183	(9,311)	98,872
American Funds Blue Chip Income and Growth Fund Class 4	282,711	(12,279)	270,432
American Funds Bond Fund Class 1	111,823	(5,750)	106,073
American Funds Capital Income Builder Fund Class 1	15,406	(3,621)	11,785
American Funds Capital Income Builder Fund Class 4	351,193	(20,089)	331,104
American Funds Global Balanced Fund Class 1	18,816	(10,363)	8,453
American Funds Global Bond Fund Class 1	56,766	(4,456)	52,310
American Funds Global Growth Fund Class 1	47,371	(3,877)	43,494
American Funds Global Growth Fund Class 2	544,079	(2,013,039)	(1,468,960)
American Funds Global Growth Fund Class 4	166,527	(355)	166,172
American Funds Global Growth and Income Fund Class 1	37,910	(11,293)	26,617

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Global Small Capitalization Fund Class 1	30,138	(860)	29,278
American Funds Global Small Capitalization Fund Class 2	1,069,121	(2,126,416)	(1,057,295)
American Funds Global Small Capitalization Fund Class 4	109,832	(178)	109,654
American Funds Growth Fund Class 1	181,022	(11,617)	169,405
American Funds Growth Fund Class 2	251,359	(12,159,385)	(11,908,026)
American Funds Growth Fund Class 4	697,590	(8,360)	689,230
American Funds Growth-Income Fund Class 1	97,798	(4,116)	93,682
American Funds Growth-Income Fund Class 2	510,881	(15,566,457)	(15,055,576)
American Funds Growth-Income Fund Class 4	446,563	(17,270)	429,293
American Funds High-Income Bond Fund Class 1	39,252	(2,167)	37,085
American Funds International Fund Class 1	127,261	(5,704)	121,557
American Funds International Fund Class 2	2,599,939	(2,836,136)	(236,197)
American Funds International Fund Class 4	318,756	(535)	318,221
American Funds International Growth and Income Fund Class 1	74,194	(10,113)	64,081
American Funds Managed Risk Asset Allocation Fund Class P1	28,911	(419)	28,492
American Funds Managed Risk Asset Allocation Fund Class P2	512,715	(1,153)	511,562
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	7,607	(80)	7,527
American Funds Managed Risk Growth Fund Class P1	2,007	(472)	1,535
American Funds Managed Risk Growth-Income Fund Class P1	1,769	(20)	1,749
American Funds Managed Risk International Fund Class P1	1,359	—	1,359
American Funds Mortgage Fund Class 1	7,265	(12,101)	(4,836)
American Funds Mortgage Fund Class 4	5,251	(38)	5,213
American Funds New World Fund Class 1	109,653	(6,132)	103,521
American Funds New World Fund Class 4	241,004	(11,343)	229,661
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	14,491	(23,587)	(9,096)
BlackRock Global Allocation V.I. Fund Class I	33,995	(699)	33,296
BlackRock Global Allocation V.I. Fund Class III	1,759,856	(7,585,561)	(5,825,705)
ClearBridge Variable Aggressive Growth Portfolio Class I	17,600	—	17,600
ClearBridge Variable Aggressive Growth Portfolio Class II	423,885	—	423,885
ClearBridge Variable Mid Cap Core Portfolio Class I	241	—	241
ClearBridge Variable Mid Cap Core Portfolio Class II	1,373,339	(16,163)	1,357,176
Delaware VIP Diversified Income Series Standard Class	43,519	(2,035)	41,484
Delaware VIP Diversified Income Series Service Class	16,422,143	(2,531,181)	13,890,962
Delaware VIP Emerging Markets Series Standard Class	347	—	347
Delaware VIP Emerging Markets Series Service Class	1,937,786	(2,173,212)	(235,426)
Delaware VIP High Yield Series Standard Class	130,813	(166,820)	(36,007)
Delaware VIP High Yield Series Service Class	438,578	(2,255,774)	(1,817,196)
Delaware VIP International Value Equity Series Standard Class	2,343	(4,333)	(1,990)
Delaware VIP Limited-Term Diversified Income Series Standard Class	38,623	(9,181)	29,442
Delaware VIP Limited-Term Diversified Income Series Service Class	13,131,879	(7,649,914)	5,481,965
Delaware VIP REIT Series Standard Class	39,533	(24,477)	15,056
Delaware VIP REIT Series Service Class	896,393	(899,458)	(3,065)
Delaware VIP Small Cap Value Series Standard Class	6,302	(25,243)	(18,941)
Delaware VIP Small Cap Value Series Service Class	630,477	(1,839,496)	(1,209,019)
Delaware VIP Smid Cap Growth Series Standard Class	7,055	(39,890)	(32,835)
Delaware VIP Smid Cap Growth Series Service Class	357,826	(1,371,951)	(1,014,125)
Delaware VIP U.S. Growth Series Service Class	849,707	(1,731,581)	(881,874)
Delaware VIP Value Series Standard Class	29,079	(78,637)	(49,558)
Delaware VIP Value Series Service Class	2,117,044	(1,735,210)	381,834
Deutsche Alternative Asset Allocation VIP Portfolio A	16,609	(2,011)	14,598
Deutsche Alternative Asset Allocation VIP Portfolio B	568,926	(433,917)	135,009
Deutsche Equity 500 Index VIP Portfolio A	1,599	(141,204)	(139,605)
Deutsche Equity 500 Index VIP Portfolio B	2,297	(2,297)	—
Deutsche Small Cap Index VIP Portfolio A	12,674	(52,368)	(39,694)
Eaton Vance VT Floating-Rate Income Fund Initial Class	144,266	(2,123)	142,143
Eaton Vance VT Floating-Rate Income Fund Advisor Class	47,635	(3,575)	44,060
Fidelity VIP Contrafund Portfolio Initial Class	11,600	(20)	11,580
Fidelity VIP Contrafund Portfolio Service Class 2	676,638	(6,257,027)	(5,580,389)
Fidelity VIP Equity-Income Portfolio Service Class 2	2,352	(2,352)	—
Fidelity VIP Growth Portfolio Initial Class	42,958	(75,495)	(32,537)
Fidelity VIP Growth Portfolio Service Class 2	3,065,726	(4,167,178)	(1,101,452)
Fidelity VIP Mid Cap Portfolio Initial Class	56,042	(94)	55,948

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Mid Cap Portfolio Service Class 2	1,111,185	(2,931,305)	(1,820,120)
Fidelity VIP Overseas Portfolio Service Class 2	19	(19)	—
First Trust Multi Income Allocation Portfolio Class I	45,237	(4,124)	41,113
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	157,362	(10,496)	146,866
Franklin Founding Funds Allocation VIP Fund Class 4	674,529	(9,747)	664,782
Franklin Income VIP Fund Class 1	40,104	(40,104)	—
Franklin Income VIP Fund Class 2	2,913,982	(3,994,459)	(1,080,477)
Franklin Income VIP Fund Class 4	843,072	(43,650)	799,422
Franklin Mutual Shares VIP Fund Class 2	1,730,708	(5,617,433)	(3,886,725)
Franklin Mutual Shares VIP Fund Class 4	91,752	(10,879)	80,873
Franklin Rising Dividends VIP Fund Class 1	8,072	—	8,072
Franklin Rising Dividends VIP Fund Class 4	248,611	(775)	247,836
Franklin Small Cap Value VIP Fund Class 1	28,306	—	28,306
Franklin Small Cap Value VIP Fund Class 4	74,802	(682)	74,120
Franklin Small-Mid Cap Growth VIP Fund Class 2	1,382	(1,390)	(8)
Franklin Small-Mid Cap Growth VIP Fund Class 4	60,799	(1,793)	59,006
Goldman Sachs VIT Large Cap Value Fund Service Class	12,022	(1,350,405)	(1,338,383)
Goldman Sachs VIT Money Market Fund Institutional Class	60,940	(27,844)	33,096
Goldman Sachs VIT Money Market Fund Service Class	1,595,209	(898,716)	696,493
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	78,176	(130)	78,046
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Class	3,009	(58)	2,951
Goldman Sachs VIT Strategic Income Fund Advisor Class	130,812	(56,898)	73,914
Guggenheim Long Short Equity Fund	32,283	(156)	32,127
Guggenheim Multi-Hedge Strategies Fund	56,394	(7,775)	48,619
Hartford Capital Appreciation HLS Fund Class IA	4,695	—	4,695
Hartford Capital Appreciation HLS Fund Class IC	151,405	(195)	151,210
Huntington VA Balanced Fund	5,383	(260,487)	(255,104)
Huntington VA Dividend Capture Fund	7,245	(11,296)	(4,051)
Invesco V.I. American Franchise Fund Series I	12,574	(54,033)	(41,459)
Invesco V.I. American Franchise Fund Series II	121	(19,523)	(19,402)
Invesco V.I. Balanced-Risk Allocation Fund Series I	16,012	(29)	15,983
Invesco V.I. Balanced-Risk Allocation Fund Series II	203,936	(65,246)	138,690
Invesco V.I. Comstock Fund Series II	109,745	(2,999)	106,746
Invesco V.I. Core Equity Fund Series I	3,679	(92,472)	(88,793)
Invesco V.I. Core Equity Fund Series II	3,591	(22,186)	(18,595)
Invesco V.I. Diversified Dividend Fund Series I	2,013	(122)	1,891
Invesco V.I. Diversified Dividend Fund Series II	67,160	(587)	66,573
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	140,342	(3,382)	136,960
Invesco V.I. Equity and Income Fund Series II	124,092	(609)	123,483
Invesco V.I. International Growth Fund Series I	26,399	(40,088)	(13,689)
Invesco V.I. International Growth Fund Series II	519,437	(19,189)	500,248
Ivy Funds VIP Asset Strategy Portfolio Class A	508,836	(85,175)	423,661
Ivy Funds VIP Energy Portfolio Class A	116,164	(7,315)	108,849
Ivy Funds VIP High Income Portfolio Class A	252,733	(12,934)	239,799
Ivy Funds VIP Micro Cap Growth Portfolio Class A	38,670	(928)	37,742
Ivy Funds VIP Mid Cap Growth Portfolio Class A	63,165	(115)	63,050
Ivy Funds VIP Science and Technology Portfolio Class A	176,665	(3,989)	172,676
Janus Aspen Balanced Portfolio Service Shares	24,800	(148,482)	(123,682)
Janus Aspen Enterprise Portfolio Service Shares	12,879	(35,806)	(22,927)
Janus Aspen Global Research Portfolio Service Shares	4,481	(20,294)	(15,813)
JPMIT Intrepid Mid Cap Portfolio Class 1	4,661	—	4,661
JPMIT Intrepid Mid Cap Portfolio Class 2	146,031	(3,012)	143,019
LVIP American Balanced Allocation Fund Standard Class	47,827	(24,865)	22,962
LVIP American Balanced Allocation Fund Service Class	272,556	(14,577)	257,979
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	7,649,216	(140,268)	7,508,948
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	3,974	(15,187)	(11,213)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	396,066	(9,413)	386,653
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	41,982	(10,517)	31,465
LVIP American Global Growth Allocation Managed Risk Fund Service Class	1,935,895	(7,397)	1,928,498
LVIP American Global Growth Fund Service Class II	1,142,966	(227,468)	915,498
LVIP American Global Small Capitalization Fund Service Class II	544,872	(434,048)	110,824
LVIP American Growth Allocation Fund Standard Class	6,105	(2,254)	3,851

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP American Growth Allocation Fund Service Class	310,410	(105)	310,305
LVIP American Growth Fund Service Class II	1,805,048	(832,282)	972,766
LVIP American Growth-Income Fund Service Class II	1,384,111	(805,918)	578,193
LVIP American Income Allocation Fund Standard Class	409	(3)	406
LVIP American International Fund Service Class II	1,148,238	(543,421)	604,817
LVIP American Preservation Fund Standard Class	2,755	(11,811)	(9,056)
LVIP American Preservation Fund Service Class	32,393	(16,899)	15,494
LVIP AQR Enhanced Global Strategies Fund Standard Class	2,879	(1,450)	1,429
LVIP AQR Enhanced Global Strategies Fund Service Class	130,116	(4,157)	125,959
LVIP Baron Growth Opportunities Fund Standard Class	48,869	(45)	48,824
LVIP Baron Growth Opportunities Fund Service Class	793,973	(1,558,964)	(764,991)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	7,823	(984)	6,839
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	9,184,530	(363,085)	8,821,445
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	12,808	(302)	12,506
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	12,277,302	(743,698)	11,533,604
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	22,609	(21,034)	1,575
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	44,919,434	(720,254)	44,199,180
LVIP BlackRock Inflation Protected Bond Fund Standard Class	13,078	(10,168)	2,910
LVIP BlackRock Inflation Protected Bond Fund Service Class	6,866,893	(4,306,394)	2,560,499
LVIP BlackRock Multi-Asset Income Fund Standard Class	21,018	—	21,018
LVIP BlackRock Multi-Asset Income Fund Service Class	123,857	(25,957)	97,900
LVIP Clarion Global Real Estate Fund Standard Class	27,800	—	27,800
LVIP Clarion Global Real Estate Fund Service Class	847,040	(1,627,347)	(780,307)
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	6,271	(12)	6,259
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	5,898,561	(20,110)	5,878,451
LVIP Delaware Bond Fund Standard Class	103,393	(1,195,219)	(1,091,826)
LVIP Delaware Bond Fund Service Class	13,229,549	(5,447,174)	7,782,375
LVIP Delaware Diversified Floating Rate Fund Standard Class	37,893	(9,088)	28,805
LVIP Delaware Diversified Floating Rate Fund Service Class	17,996,831	(8,872,677)	9,124,154
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	14,193	(116,615)	(102,422)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	209,082	(428,590)	(219,508)
LVIP Delaware Social Awareness Fund Standard Class	14,429	(85,400)	(70,971)
LVIP Delaware Social Awareness Fund Service Class	348,344	(554,924)	(206,580)
LVIP Delaware Special Opportunities Fund Service Class	466,910	(635,339)	(168,429)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	115,863	(3,780)	112,083
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	9,000,534	(589,332)	8,411,202
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	128,706	(608,879)	(480,173)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	179,825	(9,657)	170,168
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	10,010,146	(770,473)	9,239,673
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	263,626	(25,324)	238,302
LVIP Dimensional/Vanguard Total Bond Fund Service Class	11,496,614	(349,166)	11,147,448
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	1,900	—	1,900
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	9,183,737	(600,127)	8,583,610
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	59,451	(171)	59,280
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,030	(18)	2,012
LVIP Global Conservative Allocation Managed Risk Fund Service Class	10,257,256	(3,865,202)	6,392,054
LVIP Global Growth Allocation Managed Risk Fund Standard Class	31,456	(13,385)	18,071
LVIP Global Growth Allocation Managed Risk Fund Service Class	149,926,052	(425,592)	149,500,460
LVIP Global Income Fund Service Class	7,639,157	(711,274)	6,927,883
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	40,587	(7,215)	33,372
LVIP Global Moderate Allocation Managed Risk Fund Service Class	90,279,050	(2,314,552)	87,964,498
LVIP Goldman Sachs Income Builder Fund Standard Class	2,001	(3)	1,998
LVIP Goldman Sachs Income Builder Fund Service Class	65,671	(6,435)	59,236
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	2,972,591	(9,868)	2,962,723
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	7,663	(18)	7,645
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	6,946,071	(219,470)	6,726,601
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	10,879,712	(1,803,344)	9,076,368
LVIP JPMorgan High Yield Fund Service Class	4,057,535	(3,899,248)	158,287
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	4,106	(621)	3,485
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	9,145,740	(847,759)	8,297,981
LVIP Managed Risk Profile 2010 Fund Service Class	102,680	(186,674)	(83,994)
LVIP Managed Risk Profile 2020 Fund Service Class	46,322	(292,932)	(246,610)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile 2030 Fund Service Class	15,641	(238,255)	(222,614)
LVIP Managed Risk Profile 2040 Fund Service Class	27,832	(44,454)	(16,622)
LVIP MFS International Growth Fund Standard Class	1,030	—	1,030
LVIP MFS International Growth Fund Service Class	1,780,864	(939,699)	841,165
LVIP MFS International Growth Managed Volatility Fund Service Class	6,312,722	(187,210)	6,125,512
LVIP MFS Value Fund Standard Class	635	—	635
LVIP MFS Value Fund Service Class	1,543,550	(4,916,071)	(3,372,521)
LVIP Mondrian International Value Fund Standard Class	40,860	(117,143)	(76,283)
LVIP Mondrian International Value Fund Service Class	1,548,326	(2,190,090)	(641,764)
LVIP Money Market Fund Standard Class	1,582,114	(2,223,918)	(641,804)
LVIP Money Market Fund Service Class	22,074,582	(23,363,566)	(1,288,984)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	520,062	(3,672)	516,390
LVIP PIMCO Low Duration Bond Fund Standard Class	11,734	(3,300)	8,434
LVIP PIMCO Low Duration Bond Fund Service Class	5,742,463	(341,191)	5,401,272
LVIP SSgA Bond Index Fund Standard Class	24,673	(2,115)	22,558
LVIP SSgA Bond Index Fund Service Class	2,866,684	(6,831,427)	(3,964,743)
LVIP SSgA Conservative Index Allocation Fund Service Class	901,592	(723,133)	178,459
LVIP SSgA Conservative Structured Allocation Fund Standard Class	16,276	—	16,276
LVIP SSgA Conservative Structured Allocation Fund Service Class	1,148,626	(1,702,834)	(554,208)
LVIP SSgA Developed International 150 Fund Standard Class	17,665	(593)	17,072
LVIP SSgA Developed International 150 Fund Service Class	1,114,027	(1,296,066)	(182,039)
LVIP SSgA Emerging Markets 100 Fund Standard Class	15,639	(2,892)	12,747
LVIP SSgA Emerging Markets 100 Fund Service Class	1,611,978	(1,515,097)	96,881
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	8,341	(7,619)	722
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	13,368,991	(2,300,438)	11,068,553
LVIP SSgA International Index Fund Standard Class	21,897	(271)	21,626
LVIP SSgA International Index Fund Service Class	2,102,967	(2,510,282)	(407,315)
LVIP SSgA International Managed Volatility Fund Service Class	1,701,471	(54,460)	1,647,011
LVIP SSgA Large Cap 100 Fund Standard Class	37,113	(6,849)	30,264
LVIP SSgA Large Cap 100 Fund Service Class	903,596	(2,958,611)	(2,055,015)
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	1,396	(1,403)	(7)
LVIP SSgA Large Cap Managed Volatility Fund Service Class	6,597,257	(282,829)	6,314,428
LVIP SSgA Moderate Index Allocation Fund Service Class	1,810,212	(897,613)	912,599
LVIP SSgA Moderate Structured Allocation Fund Service Class	1,822,778	(6,633,754)	(4,810,976)
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	1,118,343	(972,872)	145,471
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	2,834,392	(2,168,681)	665,711
LVIP SSgA S&P 500 Index Fund Standard Class	77,451	(343,515)	(266,064)
LVIP SSgA S&P 500 Index Fund Service Class	3,035,711	(7,849,398)	(4,813,687)
LVIP SSgA Small-Cap Index Fund Standard Class	42,646	(4,533)	38,113
LVIP SSgA Small-Cap Index Fund Service Class	1,014,664	(3,439,351)	(2,424,687)
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	4,052	(244)	3,808
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	5,997,893	(158,246)	5,839,647
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	40,400	(3,582)	36,818
LVIP SSgA Small-Mid Cap 200 Fund Service Class	384,395	(523,756)	(139,361)
LVIP T. Rowe Price Growth Stock Fund Standard Class	4,568	—	4,568
LVIP T. Rowe Price Growth Stock Fund Service Class	1,649,765	(3,260,802)	(1,611,037)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	34,121	(42,516)	(8,395)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	526,477	(599,770)	(73,293)
LVIP Templeton Growth Managed Volatility Fund Service Class	23,330,519	(744,883)	22,585,636
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	3,506	(18,969)	(15,463)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	5,047,127	(913,602)	4,133,525
LVIP Vanguard Domestic Equity ETF Fund Standard Class	6,084	(2,082)	4,002
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,768,049	(1,123,202)	644,847
LVIP Vanguard International Equity ETF Fund Standard Class	10,804	(6,494)	4,310
LVIP Vanguard International Equity ETF Fund Service Class	1,816,701	(263,614)	1,553,087
LVIP VIP ContraPortfolio Managed Volatility Portfolio Standard Class	28,234	(1,201)	27,033
LVIP VIP ContraPortfolio Managed Volatility Portfolio Service Class	15,281,233	(413,494)	14,867,739
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	1,146,435	(13,250)	1,133,185
LVIP Wellington Capital Growth Fund Service Class	549,249	(3,023,102)	(2,473,853)
LVIP Wellington Mid-Cap Value Fund Service Class	5,463,951	(780,640)	4,683,311
Lord Abbett Series Fund Bond Debenture Portfolio Class VC	166,711	(8,929)	157,782
Lord Abbett Series Fund Developing Growth Portfolio Class VC	103,515	(22,199)	81,316

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Series Fund Fundamental Equity Portfolio Class VC	23,582	(106,432)	(82,850)
Lord Abbett Series Fund Short Duration Income Portfolio Class VC	294,960	(29,902)	265,058
MFS VIT Core Equity Series Service Class	2,855	(25,137)	(22,282)
MFS VIT Growth Series Initial Class	914	(20,571)	(19,657)
MFS VIT Growth Series Service Class	918,034	(409,751)	508,283
MFS VIT Total Return Series Initial Class	1,393	(90,472)	(89,079)
MFS VIT Total Return Series Service Class	3,671	(2,877)	794
MFS VIT Utilities Series Initial Class	9,958	(42,344)	(32,386)
MFS VIT Utilities Series Service Class	700,751	(961,259)	(260,508)
MFS VIT II International Value Series Initial Class	7,060	—	7,060
MFS VIT II International Value Series Service Class	180,332	(1,164)	179,168
Morgan Stanley UIF Capital Growth Portfolio Class II	7,249	(17,697)	(10,448)
NB AMT Mid Cap Growth Portfolio I Class	979	(979)	—
NB AMT Mid Cap Intrinsic Value Portfolio I Class	74,899	(367,185)	(292,286)
Oppenheimer Global Fund/VA Service Shares	19,661	(37,455)	(17,794)
Oppenheimer International Growth Fund/VA Non-Service Shares	58,401	(52)	58,349
Oppenheimer International Growth Fund/VA Service Shares	134,049	(308)	133,741
Oppenheimer Main Street Small Cap Fund/VA Service Shares	81,333	(2,690)	78,643
PIMCO VIT All Asset All Authority Portfolio Advisor Class	80,522	(263)	80,259
PIMCO VIT All Asset All Authority Portfolio Institutional Class	10,366	—	10,366
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	311,503	(169,562)	141,941
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	556	—	556
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	115,712	(28,516)	87,196
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	65,977	(10,245)	55,732
Putnam VT Absolute Return 500 Fund Class IB	90,987	(10,846)	80,141
Putnam VT Global Health Care Fund Class IB	200,946	(135,453)	65,493
Putnam VT Growth & Income Fund Class IB	3,934	(13,270)	(9,336)
SIPT VP Market Growth Strategy Fund Class III	38,131	(12,279)	25,852
SIPT VP Market Plus Strategy Fund Class III	109,472	(17)	109,455
Templeton Foreign VIP Fund Class 1	2,307	—	2,307
Templeton Foreign VIP Fund Class 4	86,279	(4,399)	81,880
Templeton Global Bond VIP Fund Class 1	101,104	(4,462)	96,642
Templeton Global Bond VIP Fund Class 2	821,071	(3,878,837)	(3,057,766)
Templeton Global Bond VIP Fund Class 4	402,290	(3,952)	398,338
Templeton Growth VIP Fund Class 2	195,574	(669,990)	(474,416)
Transparent Value Directional Allocation VI Portfolio Class I	8,474	(4,963)	3,511
Transparent Value Directional Allocation VI Portfolio Class II	1,132,647	(15,569)	1,117,078
UIF Global Infrastructure Portfolio Class I	4,651	—	4,651
UIF Global Infrastructure Portfolio Class II	187,109	(34,876)	152,233
Van Eck VIP Global Hard Assets Fund Class S	91,148	(9,183)	81,965
Van Eck VIP Global Hard Assets Fund Initial Class	25,206	—	25,206
Virtus VIT Multi-Sector Fixed Income Series Class A	148,471	(10,303)	138,168
Virtus VIT Equity Trends Series Class A	269,720	(2,133)	267,587
Virtus VIT Equity Trends Series Class I	14,402	—	14,402

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 12, 2016

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2015
Statement of Operations - Year ended December 31, 2015
Statements of Changes in Net Assets - Years ended December 31, 2015 and 2014
Notes to Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2015 and 2014
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Cash Flows - Years ended December 31, 2015, 2014 and 2013
Notes to Consolidated Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) None
(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.
(d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(e) ChoicePlus Selling Agreement with Affiliates incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(f) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) ChoicePlus Access Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.
(b) ChoicePlus Access Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

(c) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.
(d) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.
(e) ChoicePlus II Access Annuity Contract (30070-B) incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(f) ChoicePlus II Access Annuity Payment Option Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(g) ChoicePlus II Access Interest Adjusted Fixed Account Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(h) ChoicePlus II Access 1% Step-up Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(i) ChoicePlus II Access Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(j) ChoicePlus II Access 1% Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(k) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on October 11, 2002.
(l) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.
(m) Estate Enhancement Benefit Rider with 5% Step-up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.
(n) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on October 11, 2002.
(o) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(p) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(q) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(s) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(t) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(u) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(v) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(w) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(x) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(y) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(z) 1% step-up and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
B-2

(a-2) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(b-2) 1% step-up and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(c-2) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(d-2) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(e-2) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(f-2) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(g-2) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(h-2) Variable Annuity Income Rider (I4L-Q- 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.
(i-2) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-35784) filed on June 9, 2004.
(j-2) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(k-2) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(l-2) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(m-2) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(n-2) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(o-2) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(p-2) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(q-2) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(r-2) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(s-2) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(t-2) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post- Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(u-2) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(v-2) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36316) filed on December 21, 2006.
(w-2) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 333-36316) filed on April 17, 2007.
(x-2) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 333-36316) filed on April 17, 2007.
B-3

(y-2) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(z-2) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(a-3) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(b-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(c-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(d-3) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(f-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(g-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(i-3) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(j-3) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(k-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(l-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(m-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(n-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(o-3) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.
(p-3) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(q-3) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(r-3) Variable Annuity Living Benefits Rider (Market Select Advantage) (AR-587) incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 333-63505) filed on October 1, 2015.
(s-3) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5)(a) ChoicePlus Access Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed July 19, 2000.
(b) ChoicePlus II Access Application incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.
(c) ChoicePlus Assurance (C Share) Application (CPAC1/08) incorporated herein by reference to Post-Effective Amendment No. 37 (File No. 333-36316) filed on April 10, 2008.
B-4

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(c) Third Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-170529) filed on April 26, 2016.
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) AllianceBernstein Variable Product Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Deutsche (fka DWS) Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vii) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(viii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(xi) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xii) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xiii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xiv) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
B-5

(xv) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xvii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(v) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(xi) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.
(b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36316) filed on June 15, 2001.
(c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not applicable
(12) Not applicable
(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 033-26032) filed on December 28, 2015.
B-6

Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Executive Vice President, General Counsel and Secretary[1]
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Dennis R. Glass**	President and Director
Kirkland L. Hicks**	Executive Vice President, General Counsel and Secretary[1]
Mark E. Konen**	Executive Vice President and Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
1Beginning April 16, 2016, Kirkland Hicks assumed this role previously held by Charles Brawley.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 29, 2016 there were 352,383 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
B-7

Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
B-8

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 71 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 21st day of April, 2016.
Lincoln Life Variable Annuity Account N (Registrant) Lincoln ChoicePlusSM Access, Lincoln ChoicePlusSM II Access, and Lincoln ChoicePlus AssuranceSM (C Share)
By:	/s/ Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Vice President, The Lincoln National Life Insurance Company (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 21, 2016.
Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Mark E. Konen	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
B-9